UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, NJ 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay VP Funds Trust

Message from the President and Annual Report

December 31, 2014

Message from the President

During the 12 months ended December 31, 2014, U.S. stocks generally rose and crude oil prices rapidly declined. International stocks and emerging-market equities also generally declined.

In Europe, slowing economies and deflation concerns led the European Central Bank to institute strong accommodative measures, including direct security purchases (widely known as quantitative easing). Tensions between Russia and Ukraine led to economic and trade sanctions from the United States, the European Union and other countries. In Japan, a stiff consumer tax went into effect in April, slowing economic progress and leading the Bank of Japan to increase its already accommodative position. Slowing growth in China affected the economies of export-oriented emerging markets.

While the direct impact of these events is difficult to quantify, Russell data indicates that during 2014, investors in U.S. stocks showed a preference for value-oriented defensive stocks at all capitalization levels except the largest 200 companies. Consistent with this finding, utilities and real estate investment trusts (REITS) were among the strongest-performing stocks during the year.

While many energy companies were hard hit by declining oil prices, airlines and trucking companies benefited from lower fuel costs. Some economists anticipated that lower gas prices would boost consumer spending and promote economic growth.

The Federal Reserve continued to taper its open-market bond purchases through much of 2014 and concluded its quantitative easing program in October. Despite widespread concern that interest rates would rise when quantitative easing ended, the opposite occurred among longer-term U.S. Treasury securities. While some short-term rates rose modestly during the reporting period, the Federal Open Market Committee kept the federal funds target rate in a range close to zero. It also reaffirmed its commitment not to raise the federal funds target rate until employment and inflation data warranted such a move.

Convertible bonds benefited from the stock market’s advance. High-yield bonds showed strong perform-

ance during the first half of 2014, but weakened as geopolitical and global economic concerns captured the headlines. Earlier gains were offset as money flowed away from high-yield bonds and significant new supply entered the market. Collateralized loan obligations also saw demand decline during the second half of 2014, and both high-yield bonds and leveraged loans saw weakness in the energy sector during November and December.

Outside the United States, government bond performance varied, but overall results were weak. Emerging markets, on the other hand, generally provided positive bond performance in 2014.

With such wide variations in market performance, the wisdom of pursuing professional money management becomes increasingly clear. At MainStay, our portfolio managers pursue the investment objectives of their individual Portfolios using their respective investment processes and risk-management techniques. Rather than focus on current market volatility, our portfolio managers seek to maintain a long-term perspective. We encourage our shareholders to do the same, realizing that past performance is no guarantee of future results. Whether you’re investing for a comfortable retirement, seeking financial independence or pursuing other long-term goals, we hope you’ll keep your focus on the future.

The reports that follow provide more detailed information about the securities, market events and investment decisions that affected MainStay VP Portfolios during the 12 months ended December 31, 2014. We hope that you’ll use this information as part of your overall investment planning and decision making. We also hope that we can build our relationship with you over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

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Investors should refer to each Portfolio’s Summary Prospectus and/or the MainStay VP Funds Trust Prospectus and consider each Portfolio’s investment objectives, strategies and risks. The Summary Prospectus and/or the Prospectus contain this and other information about each Portfolio. You may obtain copies of each Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholderServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments.

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Index Definitions

The information below is an explanation of the various indices and reference rates cited throughout the Portfolio Investment and Performance Comparisons and the Portfolio Management Discussion and Analysis sections that follow from page M-4 through page M-468. Please use this as a reference.

Please note that you cannot make an investment directly in an index. Past performance is no guarantee of future results. Results for securities indices assume reinvestment of all income and capital gains but do not reflect fees, expenses or taxes. Securities in each Portfolio may not precisely match those in a related index, and as a result, performance of the Portfolio may differ.

Balanced Composite Index consists of the Russell Midcap® Value Index (60% weighted) and the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index (40% weighted).

Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index is a market-capitalization-weighted index including U.S. government and fixed-coupon domestic investment-grade corporate bonds.

Bank of America Merrill Lynch All U.S. Convertibles Index is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock.

Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies.

Barclays U.S. Government/Credit Bond Index includes investment-grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of at least one year.

Barclays U.S. TIPS Index includes all publicly issued U.S. Treasury Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade.

Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 35%, 5% and 60%, respectively.

Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s.

Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

Dow Jones Global Utilities Index is a free-float market-capitalization-weighted index that measures the performance of utility companies in developed and emerging markets.

Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively.

Income Builder Composite Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index each weighted 50%.

Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Barclays U.S. Aggregate Bond Index (45% weighted).

LIBOR—London InterBank Offered Rate is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested. More information about the Lipper peer group for an individual Portfolio can be found in the Portfolio’s Investment and Performance Comparison.

Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 50%, 10% and 40%, respectively.

Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 65%, 15% and 20%, respectively.

Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years.

Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.

MSCI ACWI® (All Country World Index) Ex U.S. is a free float-adjusted market-capitalization-weighted index that

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is designed to measure the equity market performance of developed and emerging markets, excluding the U.S.

MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

MSCI Emerging Markets Index is a free float-adjusted market-capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a registered trademark of the McGraw-Hill Companies, Inc.

S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock-market performance.

S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe within the U.S. equity market.

S&P North American Natural Resources Sector Index is a modified capitalization-weighted index designed as a benchmark for U.S. traded natural resource-related stocks. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies.

S&P SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe and includes 600 domestic small-cap stocks chosen for market capitalization, liquidity and industry group representation.

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MainStay VP Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Since Inception (5/2/05)	Gross Expense Ratio[2]
Initial Class Shares	10.88%	12.13%	7.28%	0.80%
Service Class Shares	10.60	11.85	7.01	1.05

Benchmark Performance	One Year	Five Years	Since Inception (5/2/05)
Russell Midcap® Value Index[3]	14.75%	17.43%	9.99%
Balanced Composite Index[3]	10.16	12.03	8.07
Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index[3]	3.34	3.66	4.22
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	6.05	10.17	7.07

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-4	MainStay VP Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,033.90	$3.90	$1,021.40	$3.87

Service Class Shares	$1,000.00	$1,032.60	$5.17	$1,020.10	$5.14

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.76% for Initial Class and 1.01% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

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Portfolio Composition as of December 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2014 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.375%–2.375%, due 5/31/16–11/15/24

2.	iShares Intermediate Government / Credit Bond Fund

3.	iShares Intermediate Credit Bond Fund

4.	JPMorgan Chase & Co.

5.	Federal Home Loan Mortgage Corporation, 0.75%–2.375%, due 9/27/17–1/13/22
6.	Bank of America Corp.

7.	Federal National Mortgage Association, 0.375%–1.75%, due 3/16/15–9/12/19

8.	Verizon Communications, Inc., 2.00%–5.15%, due 11/1/16–9/15/23

9.	Western Digital Corp.

10.	Cigna Corp.

M-6	MainStay VP Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Jae S. Yoon, CFA, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor, and Andrew Ver Planck, CFA, and Migene Kim of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), the Portfolio’s equity Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers for the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Balanced Portfolio returned 10.88% for Initial Class shares and 10.60% for Service Class shares. Over the same period, both share classes underperformed the 14.75% return of the Russell Midcap® Value Index,1 which is the Portfolio’s primary broad-based securities-market index. For the 12 months ended December 31, 2014, both share classes outperformed the 10.16% return of the Balanced Composite Index,1 which is a secondary benchmark of the Portfolio, and the 3.34% return of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index,1 which is an additional benchmark of the Portfolio. Both share classes outperformed the 6.05% return of the average Lipper1 Variable Products Mixed-Asset Target Allocation Growth Portfolio for the 12 months ended December 31, 2014.

What factors affected relative performance in the equity portion of the Portfolio during the reporting period?

A significant drop in the price of crude oil during the second half of 2014 caused energy stocks to sharply underperform the Russell Midcap® Value Index. Upstream energy companies, which primarily engage in locating, testing, drilling and extracting oil and gas, were most directly and acutely affected, while midstream (energy transportation/storage) and downstream (refining and marketing) stocks also suffered to a lesser degree. Our positive exposure to the overall energy sector detracted from relative performance in the equity portion of the Portfolio. Within the energy sector, however, the equity portion of the Portfolio favored stocks with more downstream energy exposure, which helped the Portfolio from a stock-selection standpoint. The significant underperformance of energy stocks was also reflected in the underperformance of operating-cash-flow-based valuation factors. This is because energy stocks tend to score much better in terms of operating cash flow than free cash flow, given the capital-expenditure-intensive nature of their business. The severe drop in oil prices provided tailwinds for the airline industry, as reduced fuel costs are likely to increase margins for air carriers. Because the U.S. dollar’s significant appreciation against most major currencies provided a headwind for many U.S. companies with global operations, domestically focused airlines such as Southwest Airlines performed exceptionally well, which helped relative performance in the equity portion of the Portfolio.

While geopolitical unrest, plunging commodity prices and weak overseas economies did not derail domestic equity markets, the ascent of the U.S. market was punctuated with volatility spikes and several risk episodes, which were manifested in a general aversion to risk, causing the outperformance of large, defensive, high-yielding and lower-beta2 segments of the stock market. Investors particularly sought safety in yield-heavy utilities and real estate investment trusts (REITs), making them the definitive market leaders of 2014. The equity portion of the Portfolio held underweight positions in utilities and REITs, which detracted from performance relative to the Russell Midcap® Value Index.

Which sectors in the equity portion of Portfolio were the strongest positive contributors to the Portfolio’s relative performance, and which sectors in the equity portion of the Portfolio were particularly weak?

The equity sectors that made the strongest positive contributions to the Portfolio’s performance relative to the Russell Midcap® Value Index were industrials, information technology and health care. In each of these sectors, the main driver was stock selection. The equity sectors that detracted the most from the Portfolio’s relative performance were consumer discretionary, financials and materials. Unfavorable stock selection was the primary reason for the weakness in each of these sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

In the equity portion of Portfolio, the strongest positive contribution to absolute performance came from domestic air carrier Southwest Airlines. (Contributions

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

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take weightings and total returns into account.) The equity portion of the Portfolio held an overweight position relative to the Russell Midcap® Value Index in the stock, whose price more than doubled in 2014. The stock was helped by strong earnings, even after an impressive ascent in 2013. The equity portion of the Portfolio also held an overweight position in Micron Technology, a leading supplier of memory chips used in smart phones and other consumer products. Micron Technology’s share price appreciated substantially in 2014 on the basis of strong earnings and growth expectations.

The equity portion of the Portfolio held a large position in drilling services provider Superior Energy Services. The stock price dropped on concerns that lower crude oil prices would reduce demand for the services that the company provides. Although we substantially trimmed our position during the fourth quarter, Superior Energy Services remained the weakest contributor to absolute performance in the equity portion of the Portfolio. Video game retailer GameStop, whose share price was quite volatile during 2014, was another weak performer in absolute terms. After cutting its earnings forecast on reduced profit margin from consoles and weak revenues during the holidays, GameStop saw its stock price fall in January—the most in 11 years. The Portfolio had a substantial long position in the stock at the time, and although we quickly reduced the size of the position, the stock hurt the Portfolio’s absolute performance. As of the end of the reporting period, Newmont Mining was the world’s second-largest gold mining company. During the second half of 2014, gold prices came under pressure because of U.S. dollar strength, cooling political tensions and an imbalance in supply and demand. As gold prices declined, Newmont Mining’s stock price fell, causing the Portfolio’s position in the company to detract from absolute performance.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio started buying shares of Royal Caribbean Cruises in January because we believed that the valuation was attractive. When the company’s momentum score later started to improve, we added to the position until it was as substantially overweight as our model would allow. We purchased shares of Electronic Arts, one of the largest independent publishers and distributors of interactive games, starting in February, based on improved valuation and momentum readings. We increased the position throughout the year because we believed that the stock’s return potential remained high.

The Portfolio sold its entire position in casino & gaming company MGM Resorts International. A large portion was sold in April, when the stock’s momentum reading started to deteriorate. This sale brought the position in line with the stock’s weighting in the Russell Midcap® Value Index. We sold the remainder of the position in May. Shares of land drilling contractor Nabors Industries fell dramatically during the second half of 2014 because of the company’s exposure to the upstream energy segment. Although we believed that the stock remained attractive in terms of valuation, the stock’s weak momentum and sentiment reduced its return potential, and we reduced the position.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

Consumer staples saw the most substantial increase in relative sector weighting during the reporting period, followed by industrials and utilities. In consumer staples, the equity portion of the Portfolio moved from a modestly overweight position to one that was significantly overweight relative to the Russell Midcap® Value Index. The increase resulted from stock purchases among brewers, agricultural products companies and tobacco companies. The Portfolio also bought industrials—aerospace & defense and industrial machinery in particular—to increase the sector from a neutral position to one that was overweight relative to the Portfolio’s primary benchmark. As outperformance drove utilities to rank more favorably in terms of momentum, the Portfolio bought some utility stocks, which reduced the extent to which the equity portion of the Portfolio was underweight relative to the Russell Midcap® Value Index in the sector.

The equity portion of the Portfolio sold steel and specialty chemical stocks, causing its underweight position in the materials sector to become even more substantially underweight. In information technology a modestly overweight position shifted to an underweight position as the Portfolio sold shares of semiconductor and data processing companies. The sale of shares of some casinos and cable companies caused an overweight position in the consumer discretionary sector to become more modestly overweight by the end of the reporting period.

M-8	MainStay VP Balanced Portfolio

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the equity portion of the Portfolio was most substantially overweight in the consumer discretionary sector, followed by energy and industrials. As of the same date, the most substantially underweight sector in the equity portion of the Portfolio was financials, followed by utilities and materials. The Portfolio’s stance on these underweight sectors remained consistently negative throughout the reporting period.

What factors influenced relative performance in the fixed-income portion of the Portfolio during the reporting period?

The Portfolio held overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in the corporate bond, asset-backed securities and commercial mortgage-backed securities sectors throughout the reporting period. The corporate bond sector was the best-performing sector in 2014. Overweight positions in asset-backed securities and commercial mortgage-backed securities also added to relative performance during the reporting period. Within the corporate bond sector, the Portfolio’s positive excess return relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index was driven primarily by overweight positions in the financial and industrial subsectors. The Portfolio’s underweight position in the non-corporate sector, particularly the sovereign subcomponent, detracted from relative performance during the reporting period.

What was the duration3 strategy of the fixed-income portion of the Portfolio during the reporting period?

Throughout the reporting period, the Portfolio’s duration was positioned to be shorter than that of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. This strategy detracted from the Portfolio’s performance during the reporting period. The Portfolio’s duration at the end of the reporting period was 3.76 years, compared to 3.92 years for the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

We maintained core overweight positions among corporate bonds, commercial mortgage-backed securities and asset-backed securities throughout the reporting period. Toward the middle of the reporting period, we reduced the overweight position in the corporate bond sector because of deteriorating liquidity, rising systemic risk and elevated new-issue supply. During the second half of the reporting period, we increased the allocation to the corporate bond sector to take advantage of what we viewed as an attractive new-issue calendar. The increase was concentrated in the industrial subsector. During this portion of the reporting period, we marginally increased our allocation to U.S. government agency securities because of their yield advantages over U.S. Treasury securities. Throughout the reporting period, we added to our allocation in commercial mortgage-backed securities because of the sector’s significant yield advantage.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

During the reporting period, an overweight position in corporate bonds made the strongest positive contribution to the Portfolio’s performance relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. In the corporate bond sector, the Portfolio’s overweight positions in the financial, industrial and utility subsectors were the main drivers of outperformance. Positioning in asset-backed securities and commercial mortgage-backed securities also added to the Portfolio’s performance during the reporting period. The Portfolio’s underweight position in the sovereign subsector detracted from performance during the reporting period. The duration of the fixed-income portion of the Portfolio also detracted from performance overall.

3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

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Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

The fixed-income portion of the Portfolio made purchases and sales during the reporting period when the asset allocation of the Portfolio was modified. The overall purpose of these purchases and sales was to adjust the Portfolio’s positioning among spread assets.4

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

The Portfolio maintained an overweight allocation to the financial, industrial and utility components of the corporate bond sector. In the middle of the reporting period, these overweight positions were modestly decreased because of tight valuations in the sector. Toward the end of the reporting period, we increased the allocation to the corporate bond sector, targeting the industrial subcomponent using the active new-issue calendar. We also added to an overweight position in the commercial mortgage-backed securities sector throughout the reporting period, with the majority of the increase during the first half of the reporting period.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the fixed-income portion of the Portfolio held overweight allocations to spread assets. The overweight to spread assets was funded with an underweight position in U.S. Treasury securities. The largest overweight allocation within spread assets was in the corporate bond sector. As of December 31, 2014, the overall duration of the Portfolio was slightly shorter than the duration of the Barclays U.S. Aggregate Bond Index.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to securities or asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-10	MainStay VP Balanced Portfolio

Portfolio of Investments December 31, 2014

	Principal Amount	Value
Long-Term Bonds 32.7%† Asset-Backed Securities 2.0%
Auto Floor Plan 0.3%
CNH Wholesale Master Note Trust Series 2013-2A, Class A 0.761%, due 8/15/19 (a)(b)	$375,000	$375,835
Ford Credit Floorplan Master Owner Trust A Series 2013-5, Class A2 0.631%, due 9/15/18 (a)	275,000	275,736
Series 2013-4, Class A 0.711%, due 6/15/20 (a)	150,000	150,802
Navistar Financial Dealer Note Master Trust Series 2013-2, Class A 0.85%, due 9/25/18 (a)(b)	175,000	175,174

		977,547

Automobile 0.1%
Chesapeake Funding LLC Series 2013-1A, Class A 0.607%, due 1/7/25 (a)(b)	164,207	164,052
Nissan Auto Lease Trust Series 2014-B, Class A3 1.12%, due 9/15/17	200,000	199,189

		363,241

Credit Cards 0.2%
American Express Issuance Trust II Series 2013-2, Class A 0.591%, due 8/15/19 (a)	125,000	125,425
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7 0.592%, due 9/10/20 (a)	150,000	149,967
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.591%, due 7/15/21 (a)	250,000	250,541

		525,933

Other ABS 1.4%
Apartment Investment & Management Co. CLO Series 2014-AA, Class A 1.763%, due 7/20/26 (a)(b)	250,000	250,198
Apidos CDO Series 2013-14A, Class A 1.381%, due 4/15/25 (a)(b)	475,000	465,500
Ares CLO, Ltd. Series 2013-2A, Class A1 1.485%, due 7/28/25 (a)(b)	200,000	196,940
Babson CLO, Ltd. Series 2013-IA, Class A 1.331%, due 4/20/25 (a)(b)	450,000	444,271

	Principal Amount	Value
Other ABS (continued)
Ballyrock CDO, Ltd. Series 2013-1A, Class A 1.412%, due 5/20/25 (a)(b)	$350,000	$345,814
Carlyle Global Market Strategies Series 2014-2A, Class A 1.702%, due 5/15/25 (a)(b)	250,000	249,965
Cedar Funding, Ltd. Series 2014-4A, Class A1 1.731%, due 10/23/26 (a)(b)	250,000	249,713
Cent CLO, L.P. Series 2013-18A, Class A 1.351%, due 7/23/25 (a)(b)	375,000	366,199
CNH Equipment Trust Series 2014-C, Class A3 1.05%, due 11/15/19	100,000	99,482
Dryden Senior Loan Fund Series 2014-31A, Class A 1.581%, due 4/18/26 (a)(b)	280,000	277,908
Galaxy XVII CLO, Ltd. Series 2014-17A, Class A 1.827%, due 7/15/26 (a)(b)	450,000	449,136
Jamestown CLO, Ltd. Series 2013-3A, Class A1A 1.681%, due 1/15/26 (a)(b)	450,000	449,586
Nomad CLO, Ltd. Series 2013-1A, Class A1 1.431%, due 1/15/25 (a)(b)	275,000	271,802
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1 1.646%, due 11/18/26 (a)(b)(c)	450,000	448,200
Race Point VIII CLO, Ltd. Series 2013-8A, Class A 1.482%, due 2/20/25 (a)(b)	270,000	268,755
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.401%, due 4/15/25 (a)(b)	275,000	273,259

		5,106,728

Total Asset-Backed Securities (Cost $7,005,181)		6,973,449

Corporate Bonds 14.6%
Aerospace & Defense 0.2%
BAE Systems PLC 3.50%, due 10/11/16 (b)	100,000	103,875
General Dynamics Corp. 2.25%, due 7/15/16	50,000	51,155

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2014, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-11

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Aerospace & Defense (continued)
Northrop Grumman Corp. 3.25%, due 8/1/23	$175,000	$176,318
United Technologies Corp. 1.80%, due 6/1/17	300,000	303,922

		635,270

Auto Manufacturers 0.1%
Daimler Finance North America LLC 2.375%, due 8/1/18 (b)	150,000	152,105
3.875%, due 9/15/21 (b)	200,000	213,108
Volkswagen International Finance N.V. 1.625%, due 3/22/15 (b)	100,000	100,203

		465,416

Banks 4.6%
Abbey National Treasury Services PLC 3.05%, due 8/23/18	575,000	595,309
Australia & New Zealand Banking Group, Ltd. 4.50%, due 3/19/24 (b)	300,000	306,246
♦Bank of America Corp. 2.00%, due 1/11/18	250,000	249,810
2.65%, due 4/1/19	325,000	327,384
4.20%, due 8/26/24	1,075,000	1,095,129
4.25%, due 10/22/26	500,000	498,878
BB&T Corp. 0.892%, due 2/1/19 (a)	475,000	475,184
1.101%, due 6/15/18 (a)	275,000	277,713
1.45%, due 1/12/18	100,000	99,045
Citigroup, Inc. 3.375%, due 3/1/23	75,000	75,671
5.375%, due 8/9/20	250,000	284,139
6.00%, due 8/15/17	100,000	110,637
6.01%, due 1/15/15	17,000	17,024
Credit Agricole S.A. 1.625%, due 4/15/16 (b)	250,000	251,234
Credit Suisse 3.625%, due 9/9/24	400,000	406,896
Goldman Sachs Group, Inc. (The) 1.332%, due 11/15/18 (a)	300,000	302,940
2.375%, due 1/22/18	600,000	606,059
5.375%, due 3/15/20	125,000	140,087
6.00%, due 6/15/20	300,000	346,808
HSBC Bank PLC 4.125%, due 8/12/20 (b)	550,000	595,363
HSBC USA, Inc. 1.135%, due 9/24/18 (a)	100,000	100,876
Huntington Bancshares, Inc. 2.60%, due 8/2/18	650,000	657,901
ING Bank N.V. 5.80%, due 9/25/23 (b)	650,000	721,031

	Principal Amount	Value
Banks (continued)
Intesa Sanpaolo S.p.A. 2.375%, due 1/13/17	$400,000	$403,501
♦JPMorgan Chase & Co. 2.20%, due 10/22/19	225,000	223,060
3.875%, due 9/10/24	1,450,000	1,451,234
4.125%, due 12/15/26	775,000	775,783
Korea Development Bank (The) 3.875%, due 5/4/17	475,000	496,845
Mizuho Bank, Ltd. 2.65%, due 9/25/19 (b)	200,000	200,915
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (b)	600,000	621,703
Morgan Stanley 5.50%, due 1/26/20	600,000	675,077
Santander UK PLC 5.00%, due 11/7/23 (b)	975,000	1,029,791
Skandinaviska Enskilda Banken AB 1.75%, due 3/19/18 (b)	400,000	397,964
Sumitomo Mitsui Trust Bank, Ltd. 1.023%, due 9/16/16 (a)(b)	200,000	201,178
Swedbank AB 1.75%, due 3/12/18 (b)	600,000	598,666
Wells Fargo & Co. 4.10%, due 6/3/26	225,000	229,963
4.125%, due 8/15/23	225,000	236,156

		16,083,200

Beverages 0.2%
Anheuser-Busch InBev Finance, Inc. 2.15%, due 2/1/19	250,000	251,008
Anheuser-Busch InBev Worldwide, Inc. 4.375%, due 2/15/21	75,000	81,901
Diageo Capital PLC 1.50%, due 5/11/17	100,000	100,133
SABMiller Holdings, Inc. 2.45%, due 1/15/17 (b)	250,000	255,067

		688,109

Building Materials 0.0%‡
CRH America, Inc. 4.125%, due 1/15/16	100,000	102,907

Chemicals 0.6%
Airgas, Inc. 2.375%, due 2/15/20	500,000	491,206
Albemarle Corp. 4.15%, due 12/1/24	225,000	228,601
Dow Chemical Co. (The) 5.70%, due 5/15/18	44,000	48,847
Eastman Chemical Co. 3.80%, due 3/15/25	325,000	330,844

M-12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
LYB International Finance B.V. 4.00%, due 7/15/23	$400,000	$409,177
Monsanto Co. 2.75%, due 7/15/21	150,000	149,520
NewMarket Corp. 4.10%, due 12/15/22	400,000	408,641
NOVA Chemicals Corp. 5.00%, due 5/1/25 (b)	210,000	208,425

		2,275,261

Computers 0.2%
Hewlett-Packard Co. 2.75%, due 1/14/19	550,000	550,703

Cosmetics & Personal Care 0.0%‡
Procter & Gamble Co. (The) 1.45%, due 8/15/16	50,000	50,580

Diversified Financial Services 0.3%
General Electric Capital Corp. 2.30%, due 4/27/17	350,000	358,488
4.375%, due 9/16/20	225,000	246,428
6.00%, due 8/7/19	225,000	261,714

		866,630

Electric 0.8%
Commonwealth Edison Co. 1.95%, due 9/1/16	100,000	101,584
Dayton Power & Light Co. (The) 1.875%, due 9/15/16	150,000	151,657
Electricite de France 2.15%, due 1/22/19 (b)	300,000	300,739
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	500,000	512,920
GDF Suez 1.625%, due 10/10/17 (b)	150,000	149,817
Great Plains Energy, Inc. 4.85%, due 6/1/21	280,000	306,567
Hydro-Quebec 2.00%, due 6/30/16	150,000	152,874
Kansas City Power & Light Co. 7.15%, due 4/1/19	250,000	299,518
NextEra Energy Capital Holdings, Inc. 1.339%, due 9/1/15	550,000	551,658
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (b)	100,000	97,886
NiSource Finance Corp. 4.45%, due 12/1/21	100,000	108,050
Pepco Holdings, Inc. 2.70%, due 10/1/15	100,000	101,204

		2,834,474

	Principal Amount	Value
Electronics 0.2%
Amphenol Corp. 3.125%, due 9/15/21	$175,000	$176,652
Thermo Fisher Scientific, Inc. 3.30%, due 2/15/22	600,000	600,992

		777,644

Finance—Auto Loans 0.4%
Ford Motor Credit Co. LLC 2.375%, due 1/16/18	1,500,000	1,508,693

Finance—Consumer Loans 0.1%
John Deere Capital Corp. 1.70%, due 1/15/20	250,000	243,659
2.80%, due 9/18/17	50,000	51,958
5.75%, due 9/10/18	75,000	85,184

		380,801

Finance—Credit Card 0.4%
American Express Credit Corp. 0.793%, due 3/18/19 (a)	350,000	348,541
2.25%, due 8/15/19	500,000	500,080
Capital One Bank USA N.A. 2.15%, due 11/21/18	675,000	671,476

		1,520,097

Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp. 1.90%, due 11/1/15	100,000	101,080
2.35%, due 6/15/20	175,000	173,793

		274,873

Food 0.2%
Ingredion, Inc. 1.80%, due 9/25/17	75,000	74,785
4.625%, due 11/1/20	250,000	269,312
Mondelez International, Inc. 4.125%, due 2/9/16	450,000	466,719

		810,816

Gas 0.0%‡
Sempra Energy 2.30%, due 4/1/17	75,000	76,379

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	50,000	52,006

Health Care Equipment & Supplies 0.6%
Becton, Dickinson and Co. 2.675%, due 12/15/19	350,000	354,603
3.734%, due 12/15/24	325,000	334,612

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-13

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care Equipment & Supplies (continued)
Medtronic, Inc. 3.15%, due 3/15/22 (b)	$1,250,000	$1,265,845

		1,955,060

Insurance 1.0%
American International Group, Inc. 4.125%, due 2/15/24	400,000	425,805
Assurant, Inc. 2.50%, due 3/15/18	300,000	302,885
MetLife, Inc. 1.903%, due 12/15/17	150,000	150,342
Metropolitan Life Global Funding I 3.65%, due 6/14/18 (b)	450,000	476,634
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	725,000	815,699
Pricoa Global Funding I 2.20%, due 5/16/19 (b)	250,000	248,798
Principal Financial Group, Inc. 8.875%, due 5/15/19	90,000	113,238
QBE Insurance Group, Ltd. 2.40%, due 5/1/18 (b)	200,000	200,021
Voya Financial, Inc. 2.90%, due 2/15/18	815,000	834,359

		3,567,781

Iron & Steel 0.1%
Carpenter Technology Corp. 4.45%, due 3/1/23	125,000	127,303
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	200,000	196,011

		323,314

Machinery 0.1%
Caterpillar Financial Services Corp. 2.10%, due 6/9/19	200,000	200,579

Media 0.3%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	75,000	76,956
4.45%, due 4/1/24	375,000	392,364
Scripps Networks Interactive, Inc. 2.75%, due 11/15/19	200,000	200,837
Time Warner Cable, Inc. 4.00%, due 9/1/21	200,000	212,858
Viacom, Inc. 1.25%, due 2/27/15	100,000	100,089

		983,104

Mining 0.5%
Barrick Gold Corp. 4.10%, due 5/1/23	725,000	705,568

	Principal Amount	Value
Mining (continued)
BHP Billiton Finance USA, Ltd. 1.875%, due 11/21/16	$150,000	$152,368
Rio Tinto Finance USA, Ltd. 2.25%, due 9/20/16	275,000	280,059
3.50%, due 11/2/20	200,000	207,513
Yamana Gold, Inc. 4.95%, due 7/15/24	275,000	268,394

		1,613,902

Oil & Gas 0.6%
Anadarko Petroleum Corp. 5.95%, due 9/15/16	275,000	294,079
BP Capital Markets PLC 1.846%, due 5/5/17	75,000	75,616
ConocoPhillips Co. 2.875%, due 11/15/21	725,000	732,228
Petrobras International Finance Co. 2.875%, due 2/6/15	200,000	199,178
5.375%, due 1/27/21	500,000	463,285
Petroleos Mexicanos
3.125%, due 1/23/19	125,000	125,313
3.50%, due 1/30/23	100,000	95,650
Rowan Cos., Inc. 4.75%, due 1/15/24	175,000	165,177
Total Capital International S.A. 1.55%, due 6/28/17	100,000	100,341

		2,250,867

Packaging & Containers 0.1%
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)	290,000	295,800

Pharmaceuticals 0.6%
Actavis Funding SCS 2.45%, due 6/15/19	350,000	344,031
Bayer U.S. Finance LLC 2.375%, due 10/8/19 (b)	625,000	627,480
3.00%, due 10/8/21 (b)	550,000	554,472
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	125,000	140,354
Perrigo Finance PLC 3.50%, due 12/15/21	200,000	202,333
Sanofi 4.00%, due 3/29/21	125,000	135,809

		2,004,479

Pipelines 0.5%
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	375,000	384,443
Kinder Morgan, Inc. 3.05%, due 12/1/19	750,000	744,037

M-14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	$200,000	$249,027
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	200,000	204,679
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	175,000	165,872

		1,748,058

Real Estate 0.1%
WEA Finance LLC / Westfield UK & Europe Finance PLC 2.70%, due 9/17/19 (b)	250,000	249,927
3.75%, due 9/17/24 (b)	250,000	253,703

		503,630

Real Estate Investment Trusts 0.7%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	500,000	538,788
DDR Corp. 4.75%, due 4/15/18	355,000	379,210
Education Realty Operating Partnership, L.P. 4.60%, due 12/1/24	175,000	179,335
Hospitality Properties Trust 6.30%, due 6/15/16	170,000	177,598
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	150,000	172,492
Liberty Property, L.P. 4.40%, due 2/15/24	125,000	131,143
ProLogis, L.P. 4.25%, due 8/15/23	550,000	581,149
Retail Opportunity Investments Partnership, L.P. 4.00%, due 12/15/24	400,000	400,831

		2,560,546

Retail 0.0%‡
Home Depot, Inc. (The) 4.40%, due 4/1/21	125,000	139,060

Semiconductors 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	200,000	200,606

Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	200,000	220,189

Telecommunications 0.8%
Orange S.A. 2.75%, due 2/6/19	225,000	229,179

	Principal Amount	Value
Telecommunications (continued)
Telefonica Emisiones SAU 3.192%, due 4/27/18	$475,000	$488,461
♦Verizon Communications, Inc. 2.00%, due 11/1/16	100,000	101,466
3.00%, due 11/1/21	750,000	739,676
3.45%, due 3/15/21	200,000	204,408
3.65%, due 9/14/18	400,000	422,691
5.15%, due 9/15/23	550,000	607,328
Vodafone Group PLC 1.25%, due 9/26/17	100,000	98,726

		2,891,935

Textiles 0.0%‡
Mohawk Industries, Inc. 3.85%, due 2/1/23	100,000	100,040

Transportation 0.0%‡
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	125,000	138,178

Total Corporate Bonds (Cost $50,816,108)		51,650,987

Foreign Government Bonds 0.5%
Regional (State & Province) 0.2%
Province of Ontario 1.10%, due 10/25/17	425,000	422,543
Province of Quebec 3.50%, due 7/29/20	200,000	214,022

		636,565

Sovereign 0.3%
Brazilian Government International Bond 2.625%, due 1/5/23	200,000	182,000
Italy Government International Bond 4.75%, due 1/25/16	175,000	181,741
Poland Government International Bond 5.00%, due 3/23/22	50,000	56,010
Romanian Government International Bond 4.375%, due 8/22/23 (b)	250,000	262,813
Russian Federation 3.50%, due 1/16/19 (b)	400,000	360,532
Turkey Government International Bond 6.75%, due 4/3/18	100,000	111,250

		1,154,346

Total Foreign Government Bonds (Cost $1,821,746)		1,790,911

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-15

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Mortgage-Backed Securities 0.9%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.9%
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A 1.311%, due 8/15/26 (a)(b)	$121,842	$121,835
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	200,000	212,257
Commercial Mortgage Pass- Through Certificates Series 2013-THL, Class A2 1.208%, due 6/8/30 (a)(b)	300,000	299,883
Series 2013-LC13, Class A2 3.009%, due 8/10/46	300,000	310,629
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (b)	200,000	206,935
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-C6, Class A2 2.206%, due 5/15/45	100,000	101,849
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	126,566	132,683
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	300,000	310,825
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	200,000	212,714
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C13, Class A2 2.936%, due 11/15/46	500,000	514,683
Series 2013-C12, Class A4 4.259%, due 10/15/46	300,000	328,498
Morgan Stanley Capital I, Inc. Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	196,517	209,781

Total Mortgage-Backed Securities (Cost $2,974,315)		2,962,572

U.S. Government & Federal Agencies 14.7%
Federal Home Loan Bank 0.1%
1.30%, due 6/5/18	200,000	199,132

♦Federal Home Loan Mortgage Corporation 0.8%
0.75%, due 1/12/18	600,000	591,389
0.875%, due 3/7/18	250,000	246,988
1.00%, due 9/27/17	75,000	74,778
1.00%, due 9/29/17	325,000	324,286

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (continued)
1.125%, due 5/25/18	$225,000	$222,698
1.20%, due 6/12/18	250,000	247,225
1.375%, due 5/1/20	300,000	292,550
2.375%, due 1/13/22	800,000	808,235

		2,808,149

♦Federal National Mortgage Association 0.7%
0.375%, due 3/16/15	400,000	400,176
0.875%, due 10/26/17	275,000	272,676
0.875%, due 2/8/18	550,000	543,699
0.875%, due 5/21/18	250,000	245,843
1.00%, due 12/28/17	100,000	99,182
1.00%, due 2/15/18	275,000	272,334
1.125%, due 4/27/17	250,000	251,394
1.75%, due 6/20/19	250,000	251,232
1.75%, due 9/12/19	250,000	250,620

		2,587,156

♦United States Treasury Notes 13.1%
0.375%, due 5/31/16	1,000,000	999,375
0.50%, due 7/31/16	600,000	600,281
0.50%, due 11/30/16	3,050,000	3,042,375
0.625%, due 2/15/17	725,000	723,188
0.75%, due 1/15/17	1,144,600	1,145,405
0.75%, due 3/15/17	1,500,000	1,499,414
0.875%, due 6/15/17	6,950,000	6,946,198
0.875%, due 7/15/17	1,425,000	1,423,330
0.875%, due 11/15/17	3,000,000	2,985,702
1.00%, due 12/15/17	700,000	698,359
1.00%, due 5/31/18	800,000	792,250
1.25%, due 11/30/18	315,000	312,785
1.50%, due 12/31/18	1,625,000	1,627,158
1.50%, due 11/30/19	3,525,000	3,502,694
1.625%, due 3/31/19	1,355,300	1,361,335
1.625%, due 6/30/19	3,325,000	3,333,313
1.625%, due 7/31/19	300,000	300,469
1.625%, due 12/31/19	500,000	499,258
1.75%, due 10/31/20	1,990,000	1,981,139
1.875%, due 11/30/21	2,485,000	2,470,440
2.00%, due 7/31/20	1,500,000	1,518,750
2.00%, due 9/30/20	1,400,000	1,414,109
2.00%, due 2/28/21	1,200,000	1,208,250
2.125%, due 1/31/21	791,600	803,474
2.125%, due 6/30/21	1,550,000	1,568,769
2.25%, due 7/31/18	975,000	1,006,306
2.25%, due 7/31/21	1,760,000	1,794,925
2.25%, due 11/15/24	750,000	755,039
2.375%, due 8/15/24	80,000	81,481

		46,395,571

Total U.S. Government & Federal Agencies (Cost $51,763,193)		51,990,008

M-16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Yankee Bond 0.0%‡ (d)
Transportation 0.0%‡
Canadian National Railway Co. 1.45%, due 12/15/16	$125,000	$125,854

Total Yankee Bond (Cost $124,624)		125,854

Total Long-Term Bonds (Cost $114,505,167)		115,493,781

	Shares
Common Stocks 58.8%
Aerospace & Defense 1.2%
General Dynamics Corp.	3,954	544,150
L-3 Communications Holdings, Inc.	10,392	1,311,574
Northrop Grumman Corp.	3,688	543,574
Raytheon Co.	4,596	497,149
Spirit AeroSystems Holdings, Inc. Class A (e)	19,269	829,338
United Technologies Corp.	3,712	426,880

		4,152,665

Agriculture 1.0%
Altria Group, Inc.	9,712	478,510
Archer-Daniels-Midland Co.	10,584	550,368
Bunge, Ltd.	15,545	1,413,196
Philip Morris International, Inc.	5,912	481,533
Reynolds American, Inc.	7,645	491,344

		3,414,951

Airlines 0.7%
Alaska Air Group, Inc.	14,648	875,364
Delta Air Lines, Inc.	11,669	573,998
Southwest Airlines Co.	23,240	983,517

		2,432,879

Auto Manufacturers 0.3%
Ford Motor Co.	32,671	506,400
General Motors Co.	13,080	456,623

		963,023

Auto Parts & Equipment 0.4%
Johnson Controls, Inc.	10,183	492,246
Lear Corp.	9,041	886,742

		1,378,988

Banks 2.8%
♦Bank of America Corp.	27,868	498,559
Bank of New York Mellon Corp. (The)	13,535	549,115
BB&T Corp.	11,196	435,413
Capital One Financial Corp.	5,957	491,750
CIT Group, Inc.	24,105	1,152,942
Citigroup, Inc.	10,237	553,924
Comerica, Inc.	9,680	453,411

	Shares	Value
Banks (continued)
Fifth Third Bancorp	23,135	$471,376
First Republic Bank	10,189	531,051
Huntington Bancshares, Inc.	17,066	179,534
♦JPMorgan Chase & Co.	8,927	558,652
KeyCorp	20,923	290,830
Morgan Stanley	11,144	432,387
PNC Financial Services Group, Inc.	4,679	426,865
State Street Corp.	6,934	544,319
SunTrust Banks, Inc.	12,678	531,208
SVB Financial Group (e)	8,734	1,013,755
U.S. Bancorp	9,494	426,755
Wells Fargo & Co.	7,881	432,036

		9,973,882

Beverages 0.4%
Molson Coors Brewing Co. Class B	16,547	1,233,082

Biotechnology 0.4%
Amgen, Inc.	3,248	517,374
Bio-Rad Laboratories, Inc. Class A (e)	1,918	231,234
Myriad Genetics, Inc. (e)	21,032	716,350

		1,464,958

Capital Markets 0.1%
Goldman Sachs Group, Inc. (The)	2,220	430,303

Chemicals 0.8%
Air Products & Chemicals, Inc.	2,918	420,863
Dow Chemical Co. (The)	12,061	550,102
E.I. du Pont de Nemours & Co.	5,855	432,919
Eastman Chemical Co.	1,146	86,936
Mosaic Co. (The)	24,051	1,097,928
Westlake Chemical Corp.	3,195	195,182

		2,783,930

Commercial Services 1.2%
ADT Corp. (The)	27,197	985,347
Apollo Education Group, Inc. (e)	16,790	572,707
Booz Allen Hamilton Holding Corp.	30,044	797,067
DeVry Education Group, Inc.	19,084	905,918
Graham Holdings Co. Class B	417	360,167
KAR Auction Services, Inc.	9,643	334,130
Live Nation Entertainment, Inc. (e)	1,713	44,726
Vectrus, Inc. (e)	11,319	310,141

		4,310,203

Computers 2.5%
Brocade Communications Systems, Inc.	88,755	1,050,859
Computer Sciences Corp.	18,830	1,187,232
EMC Corp.	18,344	545,551
Hewlett-Packard Co.	13,857	556,081
Leidos Holdings, Inc.	10,554	459,310

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-17

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Computers (continued)
Lexmark International, Inc. Class A	21,552	$889,451
NetApp, Inc.	16,186	670,910
SanDisk Corp.	12,283	1,203,488
Synopsys, Inc. (e)	10,481	455,609
♦Western Digital Corp.	17,747	1,964,593

		8,983,084

Cosmetics & Personal Care 0.3%
Colgate-Palmolive Co.	6,132	424,273
Procter & Gamble Co. (The)	5,334	485,874

		910,147

Electric 4.3%
Ameren Corp.	12,761	588,665
American Electric Power Co., Inc.	8,199	497,843
CMS Energy Corp.	5,075	176,356
Consolidated Edison, Inc.	23,152	1,528,264
Dominion Resources, Inc.	5,691	437,638
DTE Energy Co.	7,064	610,118
Duke Energy Corp.	5,180	432,737
Edison International	23,350	1,528,958
Entergy Corp.	17,603	1,539,910
Exelon Corp.	13,056	484,117
Great Plains Energy, Inc.	26,256	745,933
NextEra Energy, Inc.	4,637	492,867
Northeast Utilities	3,865	206,855
PG&E Corp.	9,254	492,683
Pinnacle West Capital Corp.	17,406	1,189,004
PPL Corp.	8,724	316,943
Public Service Enterprise Group, Inc.	42,781	1,771,561
Southern Co. (The)	10,017	491,935
Westar Energy, Inc.	2,235	92,171
Wisconsin Energy Corp.	658	34,703
Xcel Energy, Inc.	40,535	1,456,017

		15,115,278

Electrical Components & Equipment 0.3%
Emerson Electric Co.	7,877	486,247
Energizer Holdings, Inc.	4,561	586,362

		1,072,609

Electronics 0.5%
Agilent Technologies, Inc.	13,159	538,729
Jabil Circuit, Inc.	22,992	501,915
Keysight Technologies, Inc. (e)	6,584	222,342
Thermo Fisher Scientific, Inc.	3,340	418,469
Vishay Intertechnology, Inc.	11,313	160,079

		1,841,534

Engineering & Construction 0.3%
AECOM Technology Corp. (e)	23,350	709,139
Jacobs Engineering Group, Inc. (e)	1,994	89,112

	Shares	Value
Engineering & Construction (continued)
KBR, Inc.	13,798	$233,876

		1,032,127

Entertainment 0.1%
Dolby Laboratories, Inc. Class A	5,005	215,816

Environmental Controls 0.4%
Clean Harbors, Inc. (e)	8,413	404,245
Covanta Holding Corp.	17,325	381,323
Republic Services, Inc.	6,547	263,517
Waste Management, Inc.	9,669	496,213

		1,545,298

Finance—Consumer Loans 0.4%
Navient Corp.	19,497	421,330
Synchrony Financial (e)	28,508	848,113

		1,269,443

Finance—Credit Card 0.2%
Discover Financial Services	8,501	556,730

Finance—Investment Banker/Broker 0.6%
Charles Schwab Corp. (The)	14,353	433,317
Interactive Brokers Group, Inc. Class A	30,477	888,709
Raymond James Financial, Inc.	15,703	899,625

		2,221,651

Finance—Other Services 0.4%
CME Group, Inc.	4,646	411,868
NASDAQ OMX Group, Inc. (The)	22,439	1,076,174

		1,488,042

Food 1.2%
Ingredion, Inc.	12,462	1,057,276
Kellogg Co.	6,422	420,256
Mondelez International, Inc. Class A	14,823	538,445
Pilgrim’s Pride Corp. (e)	27,141	889,953
Safeway, Inc.	10,601	372,307
Sysco Corp.	10,604	420,873
Tyson Foods, Inc. Class A	15,996	641,280

		4,340,390

Forest Products & Paper 0.5%
Domtar Corp.	15,175	610,339
International Paper Co.	12,942	693,432
Veritiv Corp. (e)	11,331	587,739

		1,891,510

Gas 0.9%
CenterPoint Energy, Inc.	31,903	747,487
Sempra Energy	4,110	457,690
UGI Corp.	29,182	1,108,332
Vectren Corp.	21,379	988,351

		3,301,860

M-18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc.	3,468	$333,205

Health Care—Products 1.3%
Alere, Inc. (e)	8,112	308,256
Covidien PLC	4,170	426,508
Halyard Health, Inc. (e)	12,233	556,234
Hill-Rom Holdings, Inc.	19,930	909,207
Hologic, Inc. (e)	1,502	40,163
Hospira, Inc. (e)	20,775	1,272,469
Medtronic, Inc.	6,580	475,076
Stryker Corp.	4,527	427,032
Zimmer Holdings, Inc.	140	15,879

		4,430,824

Health Care—Services 3.4%
Aetna, Inc.	6,086	540,619
Anthem, Inc.	4,321	543,020
♦Cigna Corp.	19,062	1,961,671
Community Health Systems, Inc. (e)	21,260	1,146,339
DaVita HealthCare Partners, Inc. (e)	560	42,414
Express Scripts Holding Co. (e)	6,828	578,127
HCA Holdings, Inc. (e)	25,174	1,847,520
Health Net, Inc. (e)	18,908	1,012,145
Humana, Inc.	10,408	1,494,901
LifePoint Hospitals, Inc. (e)	13,675	983,369
Quest Diagnostics, Inc.	329	22,063
UnitedHealth Group, Inc.	5,394	545,280
Universal Health Services, Inc. Class B	10,572	1,176,241

		11,893,709

Home Furnishing 0.5%
Leggett & Platt, Inc.	22,448	956,509
Whirlpool Corp.	4,304	833,857

		1,790,366

Household Products & Wares 0.1%
Kimberly-Clark Corp.	4,238	489,659

Housewares 0.1%
Newell Rubbermaid, Inc.	5,921	225,531

Insurance 5.7%
ACE, Ltd.	4,281	491,801
Aflac, Inc.	8,025	490,247
Alleghany Corp. (e)	2,383	1,104,520
Allied World Assurance Co. Holdings, A.G.	19,098	724,196
Allstate Corp. (The)	7,911	555,748
American International Group, Inc.	9,912	555,171
American National Insurance Co.	1,814	207,268
Aspen Insurance Holdings, Ltd.	21,283	931,557

	Shares	Value
Insurance (continued)
Assurant, Inc.	14,902	$1,019,744
Assured Guaranty, Ltd.	31,670	823,103
Axis Capital Holdings, Ltd.	747	38,164
Berkshire Hathaway, Inc. Class B (e)	3,648	547,747
Chubb Corp. (The)	4,738	490,241
CNA Financial Corp.	6,011	232,686
Endurance Specialty Holdings, Ltd.	14,777	884,256
Everest Re Group, Ltd.	3,717	633,005
Genworth Financial, Inc. Class A (e)	9,718	82,603
Hanover Insurance Group, Inc. (The)	12,977	925,520
Hartford Financial Services Group, Inc. (The)	4,122	171,846
Lincoln National Corp.	25,995	1,499,132
Marsh & McLennan Cos., Inc.	7,400	423,576
MetLife, Inc.	9,123	493,463
PartnerRe, Ltd.	6,864	783,388
Prudential Financial, Inc.	6,156	556,872
Reinsurance Group of America, Inc.	11,400	998,868
RenaissanceRe Holdings, Ltd.	8,402	816,842
StanCorp Financial Group, Inc.	13,481	941,783
Travelers Companies, Inc. (The)	5,228	553,384
Validus Holdings, Ltd.	23,643	982,603
Voya Financial, Inc.	25,659	1,087,428
W.R. Berkley Corp.	3,034	155,523
White Mountains Insurance Group, Ltd.	106	66,792

		20,269,077

Internet 0.5%
AOL, Inc. (e)	20,601	951,148
Liberty Interactive Corp. Class A (e)	11,315	332,887
Symantec Corp.	1,118	28,682
Yahoo!, Inc. (e)	8,419	425,244

		1,737,961

Investment Management/Advisory Services 0.8%
Ameriprise Financial, Inc.	4,755	628,849
BlackRock, Inc.	1,534	548,497
Federated Investors, Inc. Class B	5,544	182,564
Franklin Resources, Inc.	8,661	479,560
Legg Mason, Inc.	17,369	926,983
NorthStar Asset Management Group, Inc.	3,300	74,481

		2,840,934

Iron & Steel 0.3%
Nucor Corp.	99	4,856
Steel Dynamics, Inc.	17,650	348,411
United States Steel Corp.	25,107	671,361

		1,024,628

IT Services 0.0%‡
CoreLogic, Inc. (e)	399	12,604

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-19

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Leisure Time 0.6%
Carnival Corp.	12,344	$559,554
Royal Caribbean Cruises, Ltd.	18,184	1,498,907

		2,058,461

Lodging 0.2%
Marriott International, Inc. Class A	7,924	618,310

Machinery—Construction & Mining 0.2%
Caterpillar, Inc.	6,028	551,743
Joy Global, Inc.	294	13,677

		565,420

Machinery—Diversified 0.1%
Deere & Co.	4,763	421,383

Media 1.4%
CBS Corp. Class B	7,777	430,379
Comcast Corp. Class A	9,671	561,015
John Wiley & Sons, Inc. Class A	10,514	622,849
Liberty Media Corp. Class A (e)	4,377	154,377
Liberty Media Corp. Class C (e)	8,753	306,618
News Corp. Class A (e)	74,646	1,171,196
Thomson Reuters Corp.	12,205	492,350
Time Warner, Inc.	5,052	431,542
Twenty-First Century Fox, Inc. Class A	11,144	427,985
Walt Disney Co. (The)	5,286	497,888

		5,096,199

Metal Fabricate & Hardware 0.0%‡
Timken Co. (The)	3,513	149,935

Mining 0.7%
Alcoa, Inc.	92,179	1,455,507
Freeport-McMoRan, Inc.	18,340	428,422
Newmont Mining Corp.	22,992	434,549

		2,318,478

Miscellaneous—Manufacturing 1.0%
Carlisle Companies, Inc.	805	72,643
Danaher Corp.	5,691	487,776
Dover Corp.	2,013	144,372
Eaton Corp. PLC	6,205	421,692
General Electric Co.	16,751	423,298
Ingersoll-Rand PLC	11,407	723,090
Textron, Inc.	31,557	1,328,865

		3,601,736

Office & Business Equipment 0.7%
Pitney Bowes, Inc.	37,017	902,104
Xerox Corp.	111,613	1,546,956

		2,449,060

	Shares	Value
Oil & Gas 2.9%
Anadarko Petroleum Corp.	5,057	$417,202
Apache Corp.	6,620	414,875
California Resources Corp. (e)	79,074	435,698
Chesapeake Energy Corp.	19,812	387,721
Chevron Corp.	4,348	487,759
ConocoPhillips	6,918	477,757
CVR Energy, Inc.	7,442	288,080
Devon Energy Corp.	6,999	428,409
Exxon Mobil Corp.	5,243	484,715
Helmerich & Payne, Inc.	490	33,036
Hess Corp.	6,591	486,548
HollyFrontier Corp.	20,385	764,030
Marathon Oil Corp.	17,394	492,076
Marathon Petroleum Corp.	6,340	572,248
Murphy Oil Corp.	18,859	952,757
Murphy USA, Inc. (e)	7,157	492,831
Nabors Industries, Ltd.	1,653	21,456
Occidental Petroleum Corp.	5,264	424,331
Patterson-UTI Energy, Inc.	61	1,012
PBF Energy, Inc. Class A	5,800	154,512
Phillips 66	5,976	428,479
Tesoro Corp.	12,531	931,680
Valero Energy Corp.	11,311	559,894
WPX Energy, Inc. (e)	4,094	47,613

		10,184,719

Oil & Gas Services 0.5%
Baker Hughes, Inc.	8,592	481,753
National Oilwell Varco, Inc.	7,321	479,745
Superior Energy Services, Inc.	36,443	734,327

		1,695,825

Packaging & Containers 0.0%‡
Rock-Tenn Co. Class A	2,552	155,621

Pharmaceuticals 0.9%
Abbott Laboratories	10,663	480,048
Bristol-Myers Squibb Co.	7,001	413,269
Cardinal Health, Inc.	4,742	382,822
Eli Lilly & Co.	6,782	467,890
Johnson & Johnson	4,652	486,460
Merck & Co., Inc.	9,280	527,011
Perrigo Co. PLC	144	24,071
Pfizer, Inc.	17,311	539,238

		3,320,809

Pipelines 0.3%
Kinder Morgan, Inc.	10,309	436,174
ONEOK, Inc.	4,497	223,906
Spectra Energy Corp.	11,577	420,245

		1,080,325

M-20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Real Estate 0.3%
Jones Lang LaSalle, Inc.	6,870	$1,030,019

Real Estate Investment Trusts 5.2%
American Capital Agency Corp.	30,112	657,345
Apartment Investment & Management Co. Class A	1,732	64,344
AvalonBay Communities, Inc.	1,118	182,670
Boston Properties, Inc.	168	21,620
Camden Property Trust	10,563	779,972
CBL & Associates Properties, Inc.	48,804	947,774
Columbia Property Trust, Inc.	11,277	285,872
Corporate Office Properties Trust	18,316	519,625
Digital Realty Trust, Inc.	17,949	1,190,019
Duke Realty Corp.	79	1,596
Equity Lifestyle Properties, Inc.	16,969	874,752
Equity Residential	5,850	420,264
HCP, Inc.	16,641	732,703
Health Care REIT, Inc.	3,073	232,534
Home Properties, Inc.	14,723	965,829
Hospitality Properties Trust	32,463	1,006,353
Host Hotels & Resorts, Inc.	65,421	1,555,057
Iron Mountain, Inc.	16,340	631,704
Mid-America Apartment Communities, Inc.	12,746	951,871
NorthStar Realty Finance Corp.	3,968	69,757
Omega Healthcare Investors, Inc.	23,665	924,591
Outfront Media, Inc.	3,227	86,613
ProLogis, Inc.	4,244	182,619
Public Storage	2,320	428,852
Retail Properties of America, Inc. Class A	43,059	718,655
Simon Property Group, Inc.	2,338	425,773
Starwood Property Trust, Inc.	10,184	236,676
Taubman Centers, Inc.	9,419	719,800
Vornado Realty Trust	2,255	265,436
Washington Prime Group, Inc.	33,552	577,765
Weyerhaeuser Co.	43,504	1,561,359

		18,219,800

Retail 3.3%
Abercrombie & Fitch Co. Class A	2,853	81,710
Ascena Retail Group, Inc. (e)	19,502	244,945
Bed Bath & Beyond, Inc. (e)	3,966	302,090
Best Buy Co., Inc.	30,506	1,189,124
Big Lots, Inc.	19,904	796,558
Chico’s FAS, Inc.	29,197	473,283
Costco Wholesale Corp.	3,899	552,683
CST Brands, Inc.	19,017	829,332
CVS Health Corp.	5,130	494,070
Darden Restaurants, Inc.	344	20,169
Dick’s Sporting Goods, Inc.	17,634	875,528
Dillard’s, Inc. Class A	4,819	603,243

	Shares	Value
Retail (continued)
Foot Locker, Inc.	10,105	$567,699
GameStop Corp. Class A	8,922	301,564
Kohl’s Corp.	1,753	107,003
Michaels Cos., Inc. (The) (e)	6,795	168,040
Rite Aid Corp. (e)	62,835	472,519
Signet Jewelers, Ltd.	1,162	152,884
Staples, Inc.	81,766	1,481,600
Target Corp.	7,476	567,503
Urban Outfitters, Inc. (e)	11,327	397,918
Wal-Mart Stores, Inc.	6,492	557,533
Walgreens Boots Alliance, Inc.	6,705	510,921

		11,747,919

Semiconductors 0.9%
Intel Corp.	15,202	551,681
Lam Research Corp.	11,222	890,353
Micron Technology, Inc. (e)	16,031	561,245
ON Semiconductor Corp. (e)	9,470	95,931
Teradyne, Inc.	48,749	964,743

		3,063,953

Semiconductors & Semiconductor Equipment 0.2%
Broadcom Corp. Class A	13,758	596,134

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc.	7,295	820,396

Software 0.8%
Citrix Systems, Inc. (e)	12,905	823,339
Electronic Arts, Inc. (e)	21,186	996,060
Microsoft Corp.	11,601	538,866
Nuance Communications, Inc. (e)	33,599	479,458

		2,837,723

Telecommunications 2.2%
Amdocs, Ltd.	5,931	276,711
AT&T, Inc.	14,640	491,758
CenturyLink, Inc.	12,369	489,565
Cisco Systems, Inc.	19,910	553,797
Corning, Inc.	24,400	559,492
EchoStar Corp. Class A (e)	17,057	895,492
Frontier Communications Corp.	162,449	1,083,535
Harris Corp.	14,867	1,067,748
Juniper Networks, Inc.	34,646	773,299
Sprint Corp. (e)	118,041	489,870
T-Mobile U.S., Inc. (e)	18,565	500,141
Windstream Holdings, Inc.	87,189	718,437

		7,899,845

Textiles 0.3%
Cintas Corp.	11,400	894,216

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-21

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Transportation 0.7%
Con-way, Inc.	18,786	$923,896
CSX Corp.	15,461	560,152
FedEx Corp.	3,173	551,023
Norfolk Southern Corp.	4,502	493,464

		2,528,535

Trucking & Leasing 0.2%
AMERCO	2,026	575,911

Total Common Stocks (Cost $165,001,405)		207,303,613

Exchange-Traded Funds 6.6% (f)
♦iShares Intermediate Credit Bond Fund	53,500	5,849,155
♦iShares Intermediate Government / Credit Bond Fund	108,222	11,980,175
iShares Russell 1000 Value Index Fund	13,751	1,435,604
S&P 500 Index—SPDR Trust Series 1	4,108	844,194
S&P Midcap 400 Index—Midcap SPDR Trust Series 1	4,947	1,305,860
Vanguard Mid-Cap Value	21,628	1,934,192

Total Exchange-Traded Funds (Cost $23,085,813)		23,349,180

	Principal Amount
Short-Term Investments 0.4%
Repurchase Agreements 0.4%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $645,366 (Collateralized by Government Agency securities with rates between 2.07% and 2.12% and maturity date 11/7/22, with a Principal Amount of $690,000 and a Market Value of $662,882)	$645,366	645,366

	Principal Amount	Value
Repurchase Agreements (continued)
TD Securities (U.S.A.) LLC 0.06%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $843,003 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 5/15/23, with a Principal Amount of $883,100 and a Market Value of $859,951)	$843,000	$843,000

Total Short-Term Investments (Cost $1,488,366)		1,488,366

Total Investments (Cost $304,080,751) (i)	98.5%	347,634,940
Other Assets, Less Liabilities	1.5	5,306,066
Net Assets	100.0%	$352,941,006

	Contracts Short	Unrealized Appreciation (Depreciation) (g)
Futures Contracts (0.0%)‡
United States Treasury Note March 2015 (2 Year) (h)	(3)	$(104)
March 2015 (5 Year) (h)	(9)	2,502
March 2015 (10 Year) (h)	(39)	(31,205)

Total Futures Contracts (Notional Amount $7,269,211)		$(28,807)

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2014.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, the total market value of this security was $448,200, which represented 0.1% of the Portfolio’s net assets.

(d)	Yankee Bond—Dollar-denominated bond issued, but not registered, in the United States by a foreign bank or corporation.

(e)	Non-income producing security.

(f)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(g)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2014.

M-22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(h)	As of December 31, 2014, cash in the amount of $53,640 was on deposit with a broker for futures transactions.

(i)	As of December 31, 2014, cost was $305,696,366 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$44,480,854
Gross unrealized depreciation	(2,542,280)

Net unrealized appreciation	$41,938,574

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$6,973,449	$—	$6,973,449
Corporate Bonds	—	51,650,987	—	51,650,987
Foreign Government Bonds	—	1,790,911	—	1,790,911
Mortgage-Backed Securities	—	2,962,572	—	2,962,572
U.S. Government & Federal Agencies	—	51,990,008	—	51,990,008
Yankee Bond	—	125,854	—	125,854

Total Long-Term Bonds	—	115,493,781	—	115,493,781

Common Stocks	207,303,613	—	—	207,303,613
Exchange-Traded Funds	23,349,180	—	—	23,349,180
Short-Term Investments
Repurchase Agreements	—	1,488,366	—	1,488,366

Total Investments in Securities	230,652,793	116,982,147	—	347,634,940

Other Financial Instruments
Futures Contracts Short (b)	2,502	—	—	2,502

Total Investments in Securities and Other Financial Instruments	$230,655,295	$116,982,147	$—	$347,637,442

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(31,309)	$—	$—	$(31,309)

Total Other Financial Instruments	$(31,309)	$—	$—	$(31,309)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-23

Portfolio of Investments December 31, 2014 (continued)

During the year ended December 31, 2014, securities with a total value of $2,167,971 transferred from Level 3 to Level 2. The transfer occurred as a result of a change in the observable nature of the inputs. As of December 31, 2013, the fair value obtained for these securities utilized significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2014 (a)
Long-Term Bonds
Asset-Back Securities
Other ABS	$2,860,564	$6	$(5,767)	$6,903	$—	$(693,735)	$—	$(2,167,971)	$—	$—

Total	$2,860,564	$6	$(5,767)	$6,903	$—	$(693,735)	$—	$(2,167,971)	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $304,080,751)	$347,634,940
Cash	556,106
Cash collateral on deposit at broker	53,640
Receivables:
Investment securities sold	5,339,719
Dividends and interest	987,365
Fund shares sold	496,517

Total assets	355,068,287

Liabilities
Payables:
Investment securities purchased	1,776,425
Manager (See Note 3)	205,044
NYLIFE Distributors (See Note 3)	71,141
Shareholder communication	23,221
Professional fees	21,052
Fund shares redeemed	14,714
Variation margin on futures contracts	9,422
Custodian	5,631
Trustees	364
Accrued expenses	267

Total liabilities	2,127,281

Net assets	$352,941,006

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,644
Additional paid-in capital	284,383,188

284,406,832
Undistributed net investment income	3,565,244
Accumulated net realized gain (loss) on investments and futures transactions	21,443,548
Net unrealized appreciation (depreciation) on investments and futures contracts	43,525,382

Net assets	$352,941,006

Initial Class
Net assets applicable to outstanding shares	$14,274,253

Shares of beneficial interest outstanding	949,260

Net asset value per share outstanding	$15.04

Service Class
Net assets applicable to outstanding shares	$338,666,753

Shares of beneficial interest outstanding	22,694,435

Net asset value per share outstanding	$14.92

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-25

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$4,460,014
Interest	2,319,774

Total income	6,779,788

Expenses
Manager (See Note 3)	2,259,758
Distribution and service—Service Class (See Note 3)	773,090
Custodian	65,851
Professional fees	54,916
Shareholder communication	54,495
Trustees	5,417
Miscellaneous	12,093

Total expenses	3,225,620

Net investment income (loss)	3,554,168

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	23,143,748
Futures transactions	(156,245)

Net realized gain (loss) on investments and futures transactions	22,987,503

Net change in unrealized appreciation (depreciation) on:
Investments	6,245,213
Futures contracts	(48,886)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	6,196,327

Net realized and unrealized gain (loss) on investments and futures transactions	29,183,830

Net increase (decrease) in net assets resulting from operations	$32,737,998

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,486.

M-26	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,554,168	$2,560,596
Net realized gain (loss) on investments and futures transactions	22,987,503	24,699,644
Net change in unrealized appreciation (depreciation) on investments and futures contracts	6,196,327	19,880,954

Net increase (decrease) in net assets resulting from operations	32,737,998	47,141,194

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(121,642)	(136,174)
Service Class	(2,273,042)	(2,378,559)

	(2,394,684)	(2,514,733)

From net realized gain on investments:
Initial Class	(951,098)	—
Service Class	(22,387,328)	—

	(23,338,426)	—

Total dividends and distributions to shareholders	(25,733,110)	(2,514,733)

Capital share transactions:
Net proceeds from sale of shares	57,269,683	66,911,978
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	25,733,110	2,514,733
Cost of shares redeemed	(30,409,910)	(22,081,537)

Increase (decrease) in net assets derived from capital share transactions	52,592,883	47,345,174

Net increase (decrease) in net assets	59,597,771	91,971,635

Net Assets
Beginning of year	293,343,235	201,371,600

End of year	$352,941,006	$293,343,235

Undistributed net investment income at end of year	$3,565,244	$2,432,186

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-27

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014	2013		2012		2011		2010
Net asset value at beginning of year	$14.72	$12.22		$11.02		$10.91		$9.74

Net investment income (loss)	0.20 (a)	0.17	(a)	0.19	(a)	0.17	(a)	0.19
Net realized and unrealized gain (loss) on investments	1.35	2.48		1.17		0.12		1.13

Total from investment operations	1.55	2.65		1.36		0.29		1.32

Less dividends and distributions:
From net investment income	(0.14)	(0.15)		(0.16)		(0.18)		(0.15)
From net realized gain on investments	(1.09)	—		—		—		—

Total dividends and distributions	(1.23)	(0.15)		(0.16)		(0.18)		(0.15)

Net asset value at end of year	$15.04	$14.72		$12.22		$11.02		$10.91

Total investment return	10.88%	21.87%		12.32%		2.79%		13.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33%	1.27%		1.62%		1.57%		1.89%
Net expenses	0.76%	0.77%		0.78%		0.78%		0.82%
Expenses (before waiver/reimbursement)	0.76%	0.78%		0.83%		0.83%		0.84%
Portfolio turnover rate	171%	162	%(b)	202	%(b)	241	%(b)	118%
Net assets at end of year (in 000’s)	$14,274	$13,017		$10,075		$9,492		$9,598

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 159%,195% and 238% for the years ended December 31, 2013, 2012 and 2011, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2014 and 2010.

	Service Class
	Year ended December 31,
	2014	2013		2012		2011		2010
Net asset value at beginning of year	$14.63	$12.15		$10.97		$10.85		$9.69

Net investment income (loss)	0.16 (a)	0.14	(a)	0.16	(a)	0.15	(a)	0.16
Net realized and unrealized gain (loss) on investments	1.33	2.47		1.16		0.12		1.13

Total from investment operations	1.49	2.61		1.32		0.27		1.29

Less dividends and distributions:
From net investment income	(0.11)	(0.13)		(0.14)		(0.15)		(0.13)
From net realized gain on investments	(1.09)	—		—		—		—

Total dividends and distributions	(1.20)	(0.13)		(0.14)		(0.15)		(0.13)

Net asset value at end of year	$14.92	$14.63		$12.15		$10.97		$10.85

Total investment return	10.60%	21.57%		12.04%		2.53%		13.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%	1.02%		1.37%		1.32%		1.65%
Net expenses	1.01%	1.02%		1.03%		1.03%		1.07%
Expenses (before waiver/reimbursement)	1.01%	1.03%		1.08%		1.08%		1.09%
Portfolio turnover rate	171%	162	%(b)	202	%(b)	241	%(b)	118%
Net assets at end of year (in 000’s)	$338,667	$280,326		$191,296		$160,176		$148,405

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 159%,195% and 238% for the years ended December 31, 2013, 2012 and 2011, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2014 and 2010.

M-28	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	5.82%	4.69%	4.81%	0.53%
Service Class Shares	5.56	4.43	4.55	0.78

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[3]	5.97%	4.45%	4.71%
Average Lipper Variable Products Core Bond Portfolio[4]	5.29	4.74	4.44

1.	Performance figures shown for the ten-year period ended December 31, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.80% for Initial Class shares and 4.53% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Core Bond Portfolio is representative of portfolios that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These portfolios maintain dollar-weighted average maturities of five to ten years. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-29

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,016.80	$2.64	$1,022.60	$2.65

Service Class Shares	$1,000.00	$1,015.60	$3.91	$1,021.30	$3.92

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.52% for Initial Class and 0.77% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-30	MainStay VP Bond Portfolio

Portfolio Composition as of December 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-34 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of December 31, 2014 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.249%–7.50%, due 5/1/16–10/1/44

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.406%–7.00%, due 3/1/15–1/1/44

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–7.00%, due 7/15/31–7/15/44

4.	United States Treasury Notes, 0.50%–2.25%, due 11/30/16–11/15/24

5.	United States Treasury Bonds, 3.125%–4.25%, due 5/15/39–8/15/44
6.	Federal Home Loan Mortgage Corporation, 0.75%–2.375%, due 9/27/17–1/13/22

7.	Verizon Communications, Inc., 3.00%–6.40%, due 9/14/18–8/21/46

8.	Federal National Mortgage Association, 0.875%–2.625%, due 12/28/17–9/6/24

9.	Bank of America Corp., 2.00%–5.625%, due 1/11/18–1/21/44

10.	Goldman Sachs Group, Inc. (The), 1.332%–6.25%, due 1/22/18–2/1/41

M-31

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Bond Portfolio perform relative to its primary benchmark and peers during the 12 months ended December 31, 2014?

During the 12 months ended December 31, 2014, MainStay VP Bond Portfolio returned 5.82% for Initial Class shares and 5.56% for Service Class shares. Over the same period, both share classes underperformed the 5.97% return of the Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s primary broad-based securities-market index. Both share classes outperformed the 5.29% return of the average Lipper1 Variable Products Core Bond Portfolio for the 12 months ended December 31, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underperformance relative to the Barclays U.S. Aggregate Bond Index resulted primarily from a shorter-than-benchmark duration and an underweight position in U.S. Treasury securities. During the reporting period, the Portfolio held overweight positions in the corporate bond, U.S. government agencies, asset-backed securities and commercial mortgage-backed securities sectors. The corporate bond sector was the best-performing sector during 2014. Overweight positions in asset-backed securities and commercial mortgage-backed securities also added to relative performance during the reporting period. The Portfolio started the year with a neutral position relative to the Barclays U.S. Aggregate Bond Index in mortgage-backed securities. During the first half of the year, we reduced our holdings in mortgage-backed securities to an underweight position relative to the Index in an effort to take advantage of the relative value being offered in other spread product2 sectors. Security selection in the mortgage-backed securities sector during this portion of the reporting period added to the Portfolio’s performance. Within the corporate bond sector, the Portfolio generated a positive excess return relative to the Barclays U.S. Aggregate Bond Index that was driven primarily by overweight positions in the financial and industrial subsectors.

What was the Portfolio’s duration strategy during the reporting period?

Throughout the reporting period, the Portfolio’s duration was positioned to be shorter than that of the Barclays U.S. Aggregate Bond Index. This strategy had a negative impact on the Portfolio’s performance during the reporting period. The Portfolio’s duration at the end of the reporting period was 5.04 years, somewhat shorter than the duration of the Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Core overweight positions in corporate bonds, commercial mortgage-backed securities and asset-backed securities were maintained throughout the reporting period. During the first half of the reporting period, we reduced our mortgage-backed securities holdings to an underweight position relative to the Barclays U.S. Aggregate Bond Index to add to our allocation in the corporate bond sector. Toward the middle of the reporting period, we reduced the Portfolio’s overweight position in the corporate bond sector because of deteriorating liquidity, rising systemic risk and elevated new-issue supply. During the second half of the reporting period, we increased the Portfolio’s corporate bond sector allocation to take advantage of the new-issue calendar. The increase was concentrated in the industrial subsector. It was during this timeframe that we also increased the Portfolio’s mortgage-backed security allocation from underweight to neutral. Throughout the reporting period, we added to the Portfolio’s commercial mortgage-backed securities allocation because of the sector’s attractive yield profile.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, an overweight position in the corporate bond sector made the strongest positive contribution to the Portfolio’s performance relative to the Barclays U.S. Aggregate Bond Index. Within

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The terms “spread product” and “spread assets” refer to securities or asset classes that typically trade at a spread to U.S. Treasury securities.

M-32	MainStay VP Bond Portfolio

the corporate bond sector, the Portfolio’s overweight positions in the financial, industrial and utility subsectors were the main drivers of outperformance relative to the benchmark. Positioning among asset-backed securities and commercial mortgage-backed securities also added to performance during the reporting period. Security selection within the mortgage-backed securities sector contributed positively to the Portfolio’s relative performance. An underweight position in the sovereign subsector detracted from performance during the reporting period. Duration positioning was a modest drag on performance during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio made purchases and sales during the reporting period when the asset allocation of the Portfolio was modified. The purpose of these purchases and sales, in the aggregate, was to adjust the Portfolio’s positioning among spread assets.

How did the Portfolio’s sector weightings change during the reporting period?

During the first half of the reporting period, we reduced the Portfolio’s allocation to mortgage-

backed securities from slightly overweight relative to the Barclays U.S. Aggregate Bond Index to an underweight position. The Portfolio maintained an overweight allocation to the financial, industrial and utility components of the corporate bond sector. During the middle of the reporting period, these overweight positions were decreased modestly because of tight valuations in the sector. Toward the end of the reporting period, we increased our allocation to the corporate sector, targeting the industrial subcomponent through the active new-issue calendar. Throughout the reporting period we added to the Portfolio’s overweight position in the commercial mortgage-backed securities sector.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the Portfolio was positioned with overweight allocations to spread assets. The overweight to spread assets was funded by maintaining an underweight in U.S. Treasury securities. The most substantially overweight allocation within spread assets was in the corporate bond sector. As of December 31, 2014, the overall duration of the Portfolio was slightly shorter than that of the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-33

Portfolio of Investments December 31, 2014

	Principal Amount	Value
Long-Term Bonds 99.3%† Asset-Backed Securities 8.8%
Auto Floor Plan 1.0%
CNH Wholesale Master Note Trust Series 2013-2A, Class A 0.761%, due 8/15/19 (a)(b)	$4,200,000	$4,209,358
Ford Credit Floorplan Master Owner Trust A
Series 2013-5, Class A2 0.631%, due 9/15/18 (a)	3,000,000	3,008,025
Series 2013-4, Class A 0.711%, due 6/15/20 (a)	1,600,000	1,608,550
Navistar Financial Dealer Note Master Trust Series 2013-2, Class A 0.85%, due 9/25/18 (a)(b)	1,900,000	1,901,891

		10,727,824

Automobile 0.4%
Chesapeake Funding LLC Series 2013-1A, Class A 0.607%, due 1/7/25 (a)(b)	1,642,066	1,640,517
Nissan Auto Lease Trust Series 2014-B, Class A3 1.12%, due 9/15/17	2,600,000	2,589,462

		4,229,979

Credit Cards 0.5%
American Express Issuance Trust II Series 2013-2, Class A 0.591%, due 8/15/19 (a)	1,200,000	1,204,082
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7 0.592%, due 9/10/20 (a)	1,500,000	1,499,667
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.591%, due 7/15/21 (a)	2,200,000	2,204,761

		4,908,510

Home Equity 0.8%
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-2, Class 1A5 6.333%, due 4/25/32 (c)	298,406	304,107
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (c)	433,634	442,182
Citigroup Mortgage Loan Trust, Inc. Series 2006-WF2, Class A2C 5.653%, due 5/25/36 (c)	150,720	99,442

	Principal Amount	Value
Home Equity (continued)
Countrywide Asset-Backed Certificates
Series 2006-S8, Class A3 5.555%, due 4/25/36 (a)	$856,484	$836,587
Series 2007-S1, Class A3 5.81%, due 11/25/36 (a)	455,190	437,356
Credit-Based Asset Servicing and Securitization LLC
Series 2007-CB4, Class A2B 4.479%, due 4/25/37 (c)	495,341	474,976
Series 2007-CB2, Class A2C 4.615%, due 2/25/37 (c)	893,362	668,934
Equity One ABS, Inc. Series 2003-4, Class AF6 5.243%, due 10/25/34 (c)	465,363	474,959
JPMorgan Mortgage Acquisition Corp.
Series 2007-CH2, Class AF3 4.498%, due 1/25/37 (c)	965,480	736,622
Series 2007-CH1, Class AF3 5.081%, due 11/25/36 (c)	638,049	652,373
Series 2006-WF1, Class A6 6.00%, due 7/25/36 (c)	693,109	416,951
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (c)	1,413,292	918,120
Popular ABS Mortgage Pass-Through Trust Series 2005-5, Class AF3 4.608%, due 11/25/35 (a)	1,123,432	1,128,638
RAMP Trust Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (c)	132,858	137,211
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.392%, due 6/25/33 (c)	1,357,771	1,402,806

		9,131,264

Other ABS 6.1%
Apartment Investment & Management Co. CLO Series 2014-AA, Class A 1.763%, due 7/20/26 (a)(b)	2,100,000	2,101,659
Apidos CDO Series 2013-14A, Class A 1.381%, due 4/15/25 (a)(b)	5,300,000	5,194,000
Ares CLO, Ltd. Series 2013-2A, Class A1 1.485%, due 7/28/25 (a)(b)	2,600,000	2,560,220
Babson CLO, Ltd. Series 2013-IA, Class A 1.331%, due 4/20/25 (a)(b)	5,400,000	5,331,258

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2014, excluding short-term investments. May be subject to change daily.

M-34	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other ABS (continued)
Ballyrock CDO, Ltd. Series 2013-1A, Class A 1.412%, due 5/20/25 (a)(b)	$4,300,000	$4,248,572
Carlyle Global Market Strategies Series 2014-2A, Class A 1.702%, due 5/15/25 (a)(b)	3,200,000	3,199,552
Cedar Funding, Ltd. Series 2014-4A, Class A1 1.731%, due 10/23/26 (a)(b)	2,600,000	2,597,010
Cent CLO, L.P. Series 2013-18A, Class A 1.351%, due 7/23/25 (a)(b)	4,250,000	4,150,253
Dryden Senior Loan Fund Series 2014-31A, Class A 1.581%, due 4/18/26 (a)(b)	4,300,000	4,267,879
Galaxy XVII CLO, Ltd. Series 2014-17A, Class A 1.827%, due 7/15/26 (a)(b)	4,200,000	4,191,936
Hilton Grand Vacations Trust Series 2013-A, Class A 2.28%, due 1/25/26 (b)	2,658,684	2,673,099
Jamestown CLO, Ltd. Series 2013-3A, Class A1A 1.681%, due 1/15/26 (a)(b)	4,600,000	4,595,768
Marriott Vacation Club Owner Trust Series 2007-2A, Class A 5.808%, due 10/20/29 (b)	510,924	510,684
MVW Owner Trust Series 2014-1A, Class A 2.25%, due 9/20/31 (b)	1,157,788	1,149,369
Nomad CLO, Ltd. Series 2013-1A, Class A1 1.431%, due 1/15/25 (a)(b)	4,100,000	4,052,317
Oak Hill Credit Partners X, Ltd. Series 2014-10A, Class A 1.701%, due 7/20/26 (a)(b)	1,000,000	997,610
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1 1.646%, due 11/18/26 (a)(b)(d)	5,200,000	5,179,200
Race Point VIII CLO, Ltd. Series 2013-8A, Class A 1.482%, due 2/20/25 (a)(b)	4,000,000	3,981,560
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.401%, due 4/15/25 (a)(b)	4,100,000	4,074,047

	Principal Amount	Value
Other ABS (continued)
Sierra Receivables Funding Co. LLC Series 2014-1A, Class A 2.07%, due 3/20/30 (b)	$1,677,127	$1,685,165

		66,741,158

Total Asset-Backed Securities (Cost $97,303,000)		95,738,735

Corporate Bonds 40.3%
Aerospace & Defense 0.2%
BAE Systems PLC 4.75%, due 10/11/21 (b)	2,000,000	2,182,496

Auto Manufacturers 0.5%
Daimler Finance North America LLC
2.375%, due 8/1/18 (b)	1,725,000	1,749,202
3.875%, due 9/15/21 (b)	1,625,000	1,731,503
Volkswagen Group of America Finance LLC
1.25%, due 5/23/17 (b)	1,000,000	995,080
2.45%, due 11/20/19 (b)	1,450,000	1,459,445

		5,935,230

Banks 10.6%
Abbey National Treasury Services PLC 3.05%, due 8/23/18	3,575,000	3,701,265
Australia & New Zealand Banking Group, Ltd. 4.50%, due 3/19/24 (b)	2,750,000	2,807,258
♦ Bank of America Corp.
2.00%, due 1/11/18	3,000,000	2,997,720
4.20%, due 8/26/24	2,475,000	2,521,344
4.25%, due 10/22/26	2,225,000	2,220,005
5.00%, due 1/21/44	4,750,000	5,319,169
5.625%, due 7/1/20	925,000	1,053,196
BB&T Corp.
0.892%, due 2/1/19 (a)	3,525,000	3,526,364
1.101%, due 6/15/18 (a)	3,400,000	3,433,548
Citigroup, Inc.
5.375%, due 8/9/20	3,016,000	3,427,850
6.00%, due 8/15/17	2,000,000	2,212,738
6.01%, due 1/15/15	775,000	776,103
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 5.75%, due 12/1/43	4,000,000	4,773,852
Credit Agricole S.A. 1.625%, due 4/15/16 (b)	3,000,000	3,014,811
Credit Suisse 3.625%, due 9/9/24	4,475,000	4,552,145
Export-Import Bank of Korea 1.75%, due 2/27/18	600,000	596,676

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-35

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
♦ Goldman Sachs Group, Inc. (The)
1.332%, due 11/15/18 (a)	$2,500,000	$2,524,498
2.375%, due 1/22/18	2,750,000	2,777,772
2.55%, due 10/23/19	4,000,000	3,985,392
5.375%, due 3/15/20	850,000	952,592
6.15%, due 4/1/18	1,250,000	1,403,024
6.25%, due 2/1/41	550,000	695,279
HSBC Bank PLC 4.125%, due 8/12/20 (b)	1,300,000	1,407,221
HSBC Bank USA N.A. 4.875%, due 8/24/20	1,500,000	1,655,682
HSBC Holdings PLC 5.25%, due 3/14/44	3,750,000	4,200,581
HSBC USA, Inc. 1.135%, due 9/24/18 (a)	2,800,000	2,824,525
Huntington Bancshares, Inc. 2.60%, due 8/2/18	3,350,000	3,390,723
Intesa Sanpaolo S.p.A. 2.375%, due 1/13/17	3,500,000	3,530,636
JPMorgan Chase & Co.
2.20%, due 10/22/19	3,550,000	3,519,388
4.125%, due 12/15/26	4,125,000	4,129,166
5.40%, due 1/6/42	2,425,000	2,850,590
Korea Development Bank (The) 3.875%, due 5/4/17	1,300,000	1,359,787
Mizuho Bank, Ltd.
2.45%, due 4/16/19 (b)	1,675,000	1,664,102
2.65%, due 9/25/19 (b)	2,425,000	2,436,090
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (b)	3,325,000	3,445,272
Morgan Stanley
4.35%, due 9/8/26	2,500,000	2,514,938
5.50%, due 1/26/20	800,000	900,103
5.625%, due 9/23/19	800,000	903,035
6.625%, due 4/1/18	600,000	683,421
Santander UK PLC 5.00%, due 11/7/23 (b)	5,530,000	5,840,764
Skandinaviska Enskilda Banken AB 1.75%, due 3/19/18 (b)	3,000,000	2,984,727
Sumitomo Mitsui Trust Bank, Ltd. 1.023%, due 9/16/16 (a)(b)	2,150,000	2,162,666
Wells Fargo & Co. 4.65%, due 11/4/44	4,500,000	4,643,374

		116,319,392

Beverages 0.2%
PepsiCo, Inc. 4.25%, due 10/22/44	1,625,000	1,695,928

	Principal Amount	Value
Building Materials 0.1%
CRH America, Inc. 4.125%, due 1/15/16	$675,000	$694,622

Chemicals 1.8%
Airgas, Inc. 2.375%, due 2/15/20	2,000,000	1,964,824
Albemarle Corp. 4.15%, due 12/1/24	2,000,000	2,032,012
Cabot Corp. 5.00%, due 10/1/16	2,100,000	2,226,533
Dow Chemical Co. (The) 5.70%, due 5/15/18	345,000	383,003
Eastman Chemical Co. 3.80%, due 3/15/25	3,675,000	3,741,080
Monsanto Co. 2.75%, due 7/15/21	1,200,000	1,196,165
NewMarket Corp. 4.10%, due 12/15/22	5,536,000	5,655,594
NOVA Chemicals Corp. 5.00%, due 5/1/25 (b)	2,140,000	2,123,950

		19,323,161

Commercial Services 0.6%
Experian Finance PLC 2.375%, due 6/15/17 (b)	6,769,000	6,820,945

Computers 0.7%
Hewlett-Packard Co.
2.75%, due 1/14/19	4,825,000	4,831,166
3.30%, due 12/9/16	2,750,000	2,839,994

		7,671,160

Diversified Financial Services 0.4%
General Electric Capital Corp.
4.375%, due 9/16/20	2,300,000	2,519,043
4.65%, due 10/17/21	625,000	704,455
5.875%, due 1/14/38	1,000,000	1,265,361

		4,488,859

Electric 2.4%
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,259,234
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,595,065
Dayton Power & Light Co. (The) 1.875%, due 9/15/16	1,725,000	1,744,058
Duke Energy Progress, Inc. 6.125%, due 9/15/33	500,000	631,600
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	5,000,000	5,129,205
GDF Suez 1.625%, due 10/10/17 (b)	1,150,000	1,148,597

M-36	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Great Plains Energy, Inc. 4.85%, due 6/1/21	$385,000	$421,530
Kansas City Power & Light Co. 7.15%, due 4/1/19	900,000	1,078,266
Nisource Finance Corp.
4.80%, due 2/15/44	1,325,000	1,411,715
5.65%, due 2/1/45	4,300,000	5,147,392
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	3,383,482
Union Electric Co. 6.70%, due 2/1/19	1,500,000	1,759,608

		25,709,752

Electronics 0.7%
Amphenol Corp. 3.125%, due 9/15/21	1,700,000	1,716,053
Thermo Fisher Scientific, Inc.
3.30%, due 2/15/22	2,150,000	2,153,554
5.30%, due 2/1/44	3,350,000	3,847,458

		7,717,065

Finance—Auto Loans 0.8%
Ford Motor Credit Co. LLC 2.375%, due 1/16/18	8,775,000	8,825,851

Finance—Consumer Loans 0.1%
John Deere Capital Corp. 1.70%, due 1/15/20	1,000,000	974,636

Finance—Credit Card 0.4%
American Express Credit Corp. 0.793%, due 3/18/19 (a)	3,100,000	3,087,073
Capital One Bank USA N.A. 2.15%, due 11/21/18	1,325,000	1,318,084

		4,405,157

Finance—Investment Banker/Broker 0.1%
Credit Suisse A.G. / Guernsey 2.60%, due 5/27/16 (b)	575,000	588,724

Finance—Other Services 0.2%
National Rural Utilities Cooperative Finance Corp. 2.35%, due 6/15/20	1,850,000	1,837,237

Food 0.5%
Ingredion, Inc.
1.80%, due 9/25/17	1,600,000	1,595,403
4.625%, due 11/1/20	2,150,000	2,316,088

	Principal Amount	Value
Food (continued)
Kroger Co. (The) 7.70%, due 6/1/29	$1,000,000	$1,345,064

		5,256,555

Gas 0.2%
Sempra Energy 2.30%, due 4/1/17	1,725,000	1,756,712

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	1,150,000	1,196,140

Health Care—Products 1.5%
Becton Dickinson and Co.
2.675%, due 12/15/19	2,025,000	2,051,631
4.685%, due 12/15/44	4,000,000	4,307,844
Medtronic, Inc.
2.50%, due 3/15/20 (b)	7,400,000	7,419,410
3.15%, due 3/15/22 (b)	2,750,000	2,784,859

		16,563,744

Insurance 2.7%
Assurant, Inc. 2.50%, due 3/15/18	2,500,000	2,524,040
AXIS Specialty Finance PLC 5.15%, due 4/1/45	3,050,000	3,303,583
Farmers Exchange Capital III 5.454%, due 10/15/54 (a)(b)	3,000,000	3,112,530
MetLife, Inc. 1.903%, due 12/15/17	1,950,000	1,954,444
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	4,944,000	5,562,504
Pacific LifeCorp 5.125%, due 1/30/43 (b)	4,900,000	5,388,917
Principal Financial Group, Inc. 8.875%, due 5/15/19	810,000	1,019,147
QBE Insurance Group, Ltd. 2.40%, due 5/1/18 (b)	1,875,000	1,875,195
Voya Financial, Inc. 2.90%, due 2/15/18	1,350,000	1,382,067
XLIT, Ltd. 5.25%, due 12/15/43	2,625,000	2,966,872

		29,089,299

Investment Management/Advisory Services 0.3%
Invesco Finance PLC 5.375%, due 11/30/43	2,500,000	3,006,225

Iron & Steel 0.4%
Carpenter Technology Corp. 4.45%, due 3/1/23	1,825,000	1,858,618

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-37

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel (continued)
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	$2,300,000	$2,254,129

		4,112,747

Machinery—Diversified 0.1%
Deere & Co. 5.375%, due 10/16/29	1,100,000	1,332,940

Media 1.1%
21st Century Fox America, Inc. 6.40%, due 12/15/35	2,500,000	3,262,900
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 4.45%, due 4/1/24	5,000,000	5,231,520
Scripps Networks Interactive, Inc. 2.75%, due 11/15/19	1,775,000	1,782,428
Time Warner Cable, Inc. 4.50%, due 9/15/42	2,000,000	2,055,886

		12,332,734

Mining 0.8%
Barrick Gold Corp. 4.10%, due 5/1/23	5,275,000	5,133,620
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	750,000	770,851
Yamana Gold, Inc. 4.95%, due 7/15/24	2,850,000	2,781,534

		8,686,005

Miscellaneous—Manufacturing 0.2%
Carlisle Cos., Inc. 6.125%, due 8/15/16	2,500,000	2,676,483

Oil & Gas 2.6%
Anadarko Petroleum Corp. 5.95%, due 9/15/16	3,600,000	3,849,768
ConocoPhillips Co. 2.875%, due 11/15/21	5,000,000	5,049,850
Marathon Petroleum Corp. 5.00%, due 9/15/54	2,700,000	2,542,501
Pemex Project Funding Master Trust 5.75%, due 3/1/18	2,000,000	2,160,000
Petrobras International Finance Co.
2.875%, due 2/6/15	2,350,000	2,340,342
5.375%, due 1/27/21	4,150,000	3,845,265
Petroleos Mexicanos
3.125%, due 1/23/19	2,275,000	2,280,688
3.50%, due 1/30/23	1,575,000	1,506,488
Rowan Cos., Inc. 5.85%, due 1/15/44	4,500,000	4,150,062

	Principal Amount	Value
Oil & Gas (continued)
Statoil ASA 3.125%, due 8/17/17	$350,000	$365,661
Valero Energy Corp. 6.625%, due 6/15/37	550,000	649,362

		28,739,987

Packaging & Containers 0.3%
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)	3,010,000	3,070,200

Pharmaceuticals 2.0%
Actavis Funding SCS
2.45%, due 6/15/19	1,300,000	1,277,831
4.85%, due 6/15/44	2,500,000	2,536,840
Bayer U.S. Finance LLC
2.375%, due 10/8/19 (b)	4,700,000	4,718,650
3.00%, due 10/8/21 (b)	4,550,000	4,586,991
Cardinal Health, Inc. 1.90%, due 6/15/17	2,165,000	2,181,995
McKesson Corp. 4.883%, due 3/15/44	3,025,000	3,332,249
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	800,000	898,265
Perrigo Finance PLC 3.50%, due 12/15/21	1,150,000	1,163,414
Sanofi 4.00%, due 3/29/21	1,000,000	1,086,473

		21,782,708

Pipelines 2.0%
Energy Transfer Partners, L.P.
4.15%, due 10/1/20	5,975,000	6,125,450
6.50%, due 2/1/42	1,300,000	1,494,286
Enterprise Products Operating LLC 5.10%, due 2/15/45	3,600,000	3,870,688
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	445,482
Kinder Morgan, Inc. 3.05%, due 12/1/19	4,500,000	4,464,225
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	2,750,000	2,814,336
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	2,350,000	2,227,429

		21,441,896

Real Estate 0.5%
Regency Centers, L.P. 4.80%, due 4/15/21	1,050,000	1,143,291
WEA Finance LLC / Westfield UK & Europe Finance PLC
2.70%, due 9/17/19 (b)	2,400,000	2,399,302
3.75%, due 9/17/24 (b)	2,450,000	2,486,287

		6,028,880

M-38	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts 2.0%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	$3,157,000	$3,401,907
DDR Corp.
4.625%, due 7/15/22	1,500,000	1,601,262
4.75%, due 4/15/18	2,000,000	2,136,394
Education Realty Operating Partnership, L.P. 4.60%, due 12/1/24	2,000,000	2,049,538
Hospitality Properties Trust 6.30%, due 6/15/16	1,325,000	1,384,222
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	1,700,000	1,954,910
ProLogis, L.P.
4.25%, due 8/15/23	2,325,000	2,456,674
6.875%, due 3/15/20	1,500,000	1,761,908
Realty Income Corp. 2.00%, due 1/31/18	2,750,000	2,755,068
Retail Opportunity Investments Partnership, L.P. 4.00%, due 12/15/24	2,375,000	2,379,933

		21,881,816

Semiconductors 0.2%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	2,475,000	2,482,502

Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	1,355,000	1,491,780

Telecommunications 2.7%
Orange S.A.
2.75%, due 2/6/19	2,525,000	2,571,899
5.375%, due 1/13/42	1,675,000	1,904,083
Telecom Italia Capital S.A. 5.25%, due 10/1/15	250,000	255,000
Telefonica Emisiones SAU 3.192%, due 4/27/18	5,000,000	5,141,695
♦Verizon Communications, Inc.
3.00%, due 11/1/21	6,575,000	6,484,489
3.45%, due 3/15/21	2,200,000	2,248,490
3.65%, due 9/14/18	5,250,000	5,547,817
4.862%, due 8/21/46 (b)	2,637,000	2,708,798
5.15%, due 9/15/23	750,000	828,175
6.40%, due 9/15/33	1,228,000	1,512,629

		29,203,075

Textiles 0.1%
Mohawk Industries, Inc. 3.85%, due 2/1/23	925,000	925,372

	Principal Amount	Value
Transportation 0.1%
Norfolk Southern Corp. 5.64%, due 5/17/29	$1,400,000	$1,677,500

Total Corporate Bonds (Cost $424,123,775)		439,925,515

Foreign Government Bonds 0.6%
Sovereign 0.6%
Brazilian Government International Bond 2.625%, due 1/5/23	3,000,000	2,730,000
Italy Government International Bond 4.75%, due 1/25/16	2,500,000	2,596,305
Poland Government International Bond 5.00%, due 3/23/22	350,000	392,070
Turkey Government International Bond 6.75%, due 4/3/18	1,250,000	1,390,625

Total Foreign Government Bonds (Cost $7,240,218)		7,109,000

Mortgage-Backed Securities 7.9%
Agency Collateral (Collateralized Mortgage Obligations) 0.4%
FHLMC Multifamily Structured Pass- Through Certificates
Series K031, Class A2 3.30%, due 4/25/23 (a)	2,300,000	2,415,895
Series K039, Class A2 3.303%, due 7/25/24	2,400,000	2,517,729

		4,933,624

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.9%
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW11, Class AM 5.435%, due 3/11/39 (e)	500,000	520,328
Series 2006-T24, Class AM 5.568%, due 10/12/41 (a)	4,000,000	4,251,120
Series 2007-PW16, Class A4 5.707%, due 6/11/40 (e)	1,700,000	1,833,611
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A 1.311%, due 8/15/26 (a)(b)	1,340,261	1,340,186
Citigroup Commercial Mortgage Trust
Series 2014-GC21, Class A5 3.855%, due 5/10/47	1,600,000	1,698,059
Series 2006-C5, Class A4 5.431%, due 10/15/49	3,700,000	3,918,015
Commercial Mortgage Pass- Through Certificates
Series 2013-THL, Class A2 1.208%, due 6/8/30 (a)(b)	3,400,000	3,398,671

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-39

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Commercial Mortgage Pass- Through Certificates (continued)
Series 2013-LC13, Class A2 3.009%, due 8/10/46	$2,600,000	$2,692,118
Series 2014-CR17, Class A5 3.977%, due 5/10/47	1,900,000	2,038,212
Series 2007-C9, Class A4 5.796%, due 12/10/49 (e)	2,370,000	2,588,635
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class AM 5.468%, due 2/15/39 (a)	2,300,000	2,392,386
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (b)	1,700,000	1,758,947
GS Mortgage Securities Trust Series 2014-GC22, Class A5 3.862%, due 6/10/47	2,600,000	2,760,891
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/15/45	2,400,000	2,444,376
Series 2005-CB13, Class A4 5.243%, due 1/12/43 (e)	1,170,000	1,195,801
Series 2006-CB17, Class A4 5.429%, due 12/12/43	5,000,000	5,258,130
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	1,434,412	1,503,736
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A2 3.019%, due 8/15/46	2,600,000	2,693,816
Series 2014-C19, Class A4 3.997%, due 4/15/47	3,000,000	3,227,937
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3 5.347%, due 11/15/38	2,300,000	2,446,206
Series 2007-C7, Class A3 5.866%, due 9/15/45 (a)	3,006,234	3,302,808
Merrill Lynch / Countrywide Commercial Mortgage Trust Series 2006-4, Class A3 5.172%, due 12/12/49	1,966,523	2,081,567
ML-CFC Commercial Mortgage Trust Series 2007-6, Class A4 5.485%, due 3/12/51 (a)	4,350,000	4,670,156

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A4 4.039%, due 11/15/46	$2,900,000	$3,123,825
Series 2013-C12, Class A4 4.259%, due 10/15/46	2,600,000	2,846,979
Morgan Stanley Capital I, Inc.
Series 2011-C2, Class A2 3.476%, due 6/15/44 (b)	600,000	618,136
Series 2006-HQ10, Class A4 5.328%, due 11/12/41	709,416	750,291
Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	2,259,941	2,412,487
Series 2006-IQ11, Class A4 5.661%, due 10/15/42 (e)	361,548	371,406
Series 2007-IQ16, Class A4 5.809%, due 12/12/49	3,969,958	4,316,024
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	486,631	515,698
WFRBS Commercial Mortgage Trust Series 2013-C11, Class A2 2.029%, due 3/15/45	200,000	201,665

		75,172,223

Whole Loan Collateral (Collateralized Mortgage Obligations) 0.6%
Banc of America Funding Corp. Series 2006-7, Class T2A3 5.695%, due 10/25/36 (a)	446,212	382,401
JP Morgan Mortgage Trust Series 2014-2, Class 1A1 3.00%, due 6/25/29 (b)	4,182,364	4,255,195
Structured Adjustable Rate Mortgage Loan Trust Series 2006-8, Class 4A3 5.156%, due 9/25/36 (e)	957,757	837,285
TBW Mortgage-Backed Pass-Through Certificates Series 2006-6, Class A2B 5.66%, due 1/25/37 (c)	1,359,134	764,047

		6,238,928

Total Mortgage-Backed Securities (Cost $87,543,460)		86,344,775

M-40	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds 1.0%
California 0.2%
Sacramento Municipal Utility District 6.322%, due 5/15/36	$1,650,000	$2,122,758

Connecticut 0.2%
State of Connecticut, Special Tax Revenue 5.74%, due 12/1/29	1,720,000	2,076,762

Texas 0.5%
City of San Antonio, Texas, Water System Revenue 5.502%, due 5/15/29	2,000,000	2,394,260
Dallas Area Rapid Transit 5.022%, due 12/1/48	700,000	859,642
Texas Transportation Commission 5.178%, due 4/1/30	2,150,000	2,586,042

		5,839,944

Washington 0.1%
City of Seattle, Washington, Water System Revenue 5.62%, due 8/1/30	340,000	425,058

Total Municipal Bonds (Cost $10,135,801)		10,464,522

U.S. Government & Federal Agencies 40.7%
Federal Home Loan Bank 0.1%
1.30%, due 6/5/18	1,500,000	1,493,492

♦Federal Home Loan Mortgage Corporation 2.3%
0.75%, due 1/12/18	8,600,000	8,476,581
1.00%, due 9/27/17	1,325,000	1,321,071
1.00%, due 1/11/18	1,600,000	1,587,226
1.125%, due 5/25/18	1,700,000	1,682,604
1.375%, due 5/1/20	4,200,000	4,095,697
2.375%, due 1/13/22	8,000,000	8,082,352

		25,245,531

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.0%
2.406%, due 12/1/41 (a)	1,006,582	1,041,121
2.50%, due 6/1/28	4,957,321	5,052,637
3.00%, due 3/1/27 TBA (f)	5,300,000	5,500,945
3.00%, due 9/1/33	3,099,144	3,196,588
3.00%, due 8/1/43	10,886,365	11,012,197
3.50%, due 12/1/20	1,538,760	1,626,734
3.50%, due 9/1/25	93,368	98,706
3.50%, due 11/1/25	46,895	49,576
3.50%, due 3/1/26	289,956	306,557
3.50%, due 1/1/29	921,150	973,815

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.50%, due 2/1/29	$984,450	$1,040,733
3.50%, due 3/1/29	38,566	40,771
3.50%, due 8/1/42 TBA (f)	14,200,000	14,729,172
4.00%, due 3/1/15	2,403	2,545
4.00%, due 7/1/23	396,327	420,746
4.00%, due 8/1/25	179,377	191,556
4.00%, due 1/1/31	463,620	499,290
4.00%, due 11/1/41	210,700	224,868
4.00%, due 1/1/42	236,380	252,274
4.00%, due 1/1/42 TBA (f)	8,900,000	9,463,029
4.00%, due 4/1/42	5,168,193	5,515,706
4.50%, due 4/1/22	115,867	123,566
4.50%, due 4/1/23	29,176	31,371
4.50%, due 6/1/24	72,041	77,843
4.50%, due 7/1/24	164,217	177,261
4.50%, due 5/1/25	410,854	443,819
4.50%, due 4/1/31	448,723	489,106
4.50%, due 9/1/35	206,313	224,646
4.50%, due 2/1/39	400,079	433,751
4.50%, due 4/1/39	283,982	307,630
4.50%, due 6/1/39	688,447	745,897
4.50%, due 11/1/39	2,904,976	3,148,138
4.50%, due 12/1/39	324,026	351,270
4.50%, due 8/1/40	261,994	284,358
4.50%, due 9/1/40	1,532,603	1,663,181
4.50%, due 11/1/40	714,867	780,955
4.50%, due 1/1/44	2,070,842	2,245,987
5.00%, due 3/1/23	12,475	13,371
5.00%, due 6/1/23	160,120	174,208
5.00%, due 8/1/23	21,157	23,018
5.00%, due 7/1/24	137,943	150,097
5.00%, due 3/1/25	319,050	343,505
5.00%, due 6/1/30	376,069	416,626
5.00%, due 8/1/35	141,957	157,107
5.00%, due 4/1/37	2,377,646	2,628,946
5.00%, due 8/1/37	476,380	525,132
5.00%, due 3/1/40	2,241,736	2,483,010
5.50%, due 12/1/18	104,992	111,048
5.50%, due 9/1/21	153,729	166,991
5.50%, due 9/1/22	126,722	134,865
5.50%, due 9/1/37	982,301	1,099,328
5.50%, due 8/1/38	442,663	495,278
5.50%, due 12/1/38	1,174,113	1,313,309
6.00%, due 7/1/21	473,391	518,934
6.00%, due 8/1/36	375,682	426,213
6.00%, due 9/1/37	485,564	549,560
6.00%, due 5/1/40	1,047,045	1,195,671
6.50%, due 7/1/17	22,295	22,360
6.50%, due 11/1/35	44,263	50,290
6.50%, due 8/1/37	78,814	89,545

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-41

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.50%, due 11/1/37	$153,700	$174,629
6.50%, due 9/1/39	338,630	384,740
7.00%, due 1/1/33	574,121	661,599
7.00%, due 9/1/33	120,689	131,473

		87,209,198

♦ Federal National Mortgage Association 1.7%
0.875%, due 2/8/18	6,200,000	6,128,973
1.00%, due 12/28/17	1,500,000	1,487,727
1.00%, due 2/15/18	2,700,000	2,673,829
1.75%, due 6/20/19	2,500,000	2,512,320
1.875%, due 2/19/19	4,300,000	4,365,248
2.625%, due 9/6/24	1,600,000	1,620,354

		18,788,451

♦ Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.3%
2.249%, due 6/1/42 (a)	957,620	986,947
2.50%, due 9/1/27 TBA (f)	2,200,000	2,239,875
2.50%, due 2/1/28	3,490,368	3,561,121
2.50%, due 5/1/28	4,151,637	4,235,611
2.50%, due 9/1/28	886,238	904,179
2.50%, due 5/1/43	844,314	825,485
2.663%, due 1/1/42 (a)	1,691,269	1,764,894
3.00%, due 2/1/29	6,700,000	6,972,124
3.00%, due 7/1/43	757,819	767,629
3.00%, due 8/1/43	9,182,150	9,300,169
3.00%, due 9/1/43	10,405,857	10,538,714
3.50%, due 10/1/20	1,631,298	1,725,429
3.50%, due 9/1/21	127,771	135,175
3.50%, due 8/1/29	999,999	1,061,475
3.50%, due 2/1/32	836,335	882,398
3.50%, due 4/1/32	1,135,829	1,198,462
3.50%, due 10/1/34	788,765	829,638
3.50%, due 11/1/40	468,369	488,960
3.50%, due 3/1/42	487,848	509,535
3.50%, due 8/1/42 TBA (f)	13,000,000	13,516,449
3.50%, due 9/1/42	540,870	564,460
3.50%, due 10/1/43	4,451,572	4,645,633
3.50%, due 12/1/43	294,416	307,251
3.50%, due 1/1/44	4,301,303	4,488,813
4.00%, due 8/1/18	493,670	523,103
4.00%, due 10/1/20	173	183
4.00%, due 3/1/22	133,909	143,226
4.00%, due 4/1/24	1,189,533	1,263,114
4.00%, due 12/1/24	90,579	96,495
4.00%, due 12/1/25	2,134,138	2,280,210
4.00%, due 4/1/31	717,789	773,549
4.00%, due 12/1/39	233,037	249,003
4.00%, due 7/1/40	1,171,685	1,251,963

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 11/1/41	$2,560,558	$2,735,995
4.00%, due 3/1/42	1,705,919	1,822,800
4.00%, due 4/1/42 TBA (f)	17,700,000	18,841,996
4.00%, due 5/1/42	2,636,175	2,816,792
4.50%, due 5/1/24	625,978	673,508
4.50%, due 7/1/26	858,044	927,941
4.50%, due 4/1/31	641,985	700,898
4.50%, due 11/1/35	435,859	475,648
4.50%, due 4/1/41	1,262,198	1,371,530
4.50%, due 5/1/41	1,792,403	1,948,416
4.50%, due 7/1/41	3,842,849	4,176,067
4.50%, due 9/1/41	1,436,372	1,561,724
4.50%, due 9/1/43	500,000	542,602
4.50%, due 1/1/44	4,273,407	4,643,234
4.50%, due 10/1/44	300,000	326,819
5.00%, due 12/1/23	652,988	710,024
5.00%, due 4/1/29	106,294	117,357
5.00%, due 4/1/31	526,904	588,165
5.00%, due 3/1/34	918,242	1,030,733
5.00%, due 4/1/34	1,019,262	1,139,041
5.00%, due 4/1/35	477,879	529,291
5.00%, due 2/1/36	453,927	502,330
5.00%, due 5/1/37	903	997
5.00%, due 6/1/37	540,894	597,164
5.00%, due 2/1/38	1,624,394	1,795,126
5.00%, due 5/1/38	933,806	1,030,951
5.00%, due 7/1/38	603,892	672,047
5.00%, due 1/1/39	311,611	344,028
5.00%, due 9/1/39	468,912	520,392
5.00%, due 10/1/39	512,381	569,323
5.50%, due 5/1/16	2,913	3,075
5.50%, due 1/1/21	5,014	5,459
5.50%, due 12/1/21	11,936	13,020
5.50%, due 1/1/22	70,969	77,400
5.50%, due 2/1/22	3,664	3,996
5.50%, due 10/1/28	973,772	1,088,728
5.50%, due 4/1/34	266,333	300,327
5.50%, due 7/1/35	39,074	43,849
5.50%, due 2/1/37	1,352,096	1,512,089
5.50%, due 8/1/37	251,174	281,269
5.50%, due 2/1/38	172,785	193,075
5.50%, due 3/1/38	841,532	941,232
5.50%, due 6/1/38	631,316	705,451
5.50%, due 7/1/38	167,935	187,656
5.50%, due 1/1/39	1,383,185	1,545,770
5.50%, due 2/1/39	555,179	622,970
5.50%, due 11/1/39	255,403	285,395
5.50%, due 6/1/40	190,540	212,915
6.00%, due 3/1/36	107,150	121,882
6.00%, due 11/1/37	233,358	264,849

M-42	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 10/1/38	$1,169,122	$1,325,936
6.00%, due 12/1/38	827,420	937,696
6.00%, due 4/1/40	405,868	460,945
6.00%, due 10/1/40	609,103	690,544
6.50%, due 10/1/36	109,339	124,517
6.50%, due 1/1/37	305,905	365,582
6.50%, due 8/1/37	21,338	24,300
6.50%, due 10/1/37	91,408	104,098
7.00%, due 9/1/37	85,981	100,881
7.00%, due 10/1/37	2,158	2,462
7.00%, due 11/1/37	10,570	12,820
7.50%, due 7/1/28	39,552	44,779

		145,349,178

♦ Government National Mortgage Association (Mortgage Pass-Through Securities) 7.5%
3.00%, due 11/1/42 TBA (f)	11,000,000	11,248,875
3.00%, due 7/15/43	620,555	635,739
3.00%, due 7/20/43	462,254	473,294
3.00%, due 8/15/43	1,905,234	1,951,276
3.00%, due 8/20/43	94,975	97,244
3.00%, due 12/20/43	202,000	206,815
3.50%, due 1/1/43 TBA (f)	6,200,000	6,508,062
3.50%, due 4/15/43	7,785,476	8,184,454
3.50%, due 8/20/43	3,796,037	3,989,447
3.50%, due 11/20/43	3,877,341	4,074,173
4.00%, due 1/20/42	2,863,660	3,074,039
4.00%, due 2/20/42	1,153,739	1,238,316
4.00%, due 12/1/42 TBA (f)	5,100,000	5,468,097
4.00%, due 8/20/43	3,613,308	3,918,259
4.00%, due 10/20/43	1,092,752	1,172,670
4.00%, due 3/15/44	573,383	615,695
4.00%, due 7/15/44	2,875,838	3,088,445
4.50%, due 6/15/39	2,948,650	3,224,717
4.50%, due 5/15/40	383,265	423,546
4.50%, due 6/15/40	582,565	638,638
4.50%, due 6/20/40	1,352,911	1,486,829
4.50%, due 9/15/40	3,480,750	3,846,555
4.50%, due 3/15/41	218,642	239,502
4.50%, due 3/20/41	518,734	569,136
4.50%, due 4/20/41	421,191	461,990
4.50%, due 9/20/41	761,629	834,383
4.50%, due 12/20/41	133,510	146,298
4.50%, due 4/20/42	278,119	304,898
4.50%, due 3/20/44	1,463,530	1,601,198
5.00%, due 1/15/39	102,901	113,811
5.00%, due 3/15/39	40,261	44,435
5.00%, due 8/15/39	117,821	130,289
5.00%, due 9/15/39	1,051,449	1,167,818

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 6/15/40	$905,151	$1,001,185
5.00%, due 7/15/40	686,915	763,690
5.00%, due 9/20/40	3,329,296	3,715,871
5.00%, due 10/20/41	213,618	238,388
5.00%, due 8/20/43	215,271	237,352
5.50%, due 1/20/35	10,523	11,881
5.50%, due 7/15/35	148,802	167,390
5.50%, due 8/15/35	98,296	110,506
5.50%, due 5/15/36	107,715	120,954
5.50%, due 6/15/38	120,638	134,889
5.50%, due 1/15/39	242,383	270,996
5.50%, due 3/20/39	797,788	893,168
5.50%, due 7/15/39	200,467	223,891
5.50%, due 12/15/39	69,794	77,949
5.50%, due 2/15/40	403,641	450,811
6.00%, due 1/15/36	187,894	212,539
6.00%, due 11/15/37	54,244	61,318
6.00%, due 12/15/37	485,697	549,033
6.00%, due 9/15/38	398,380	450,340
6.00%, due 10/15/38	148,385	167,737
6.50%, due 1/15/36	140,583	160,419
6.50%, due 3/15/36	114,063	130,522
6.50%, due 6/15/36	124,265	143,807
6.50%, due 9/15/36	43,919	50,870
6.50%, due 7/15/37	133,588	156,444
7.00%, due 7/15/31	41,078	44,334

		81,725,227

♦ United States Treasury Bonds 2.4%
3.125%, due 8/15/44	2,550,000	2,745,233
3.375%, due 5/15/44	2,805,000	3,157,816
4.25%, due 5/15/39	11,700,000	15,039,074
4.25%, due 11/15/40	3,800,000	4,919,218

		25,861,341

♦ United States Treasury Notes 5.4%
0.50%, due 11/30/16	2,000,000	1,995,000
0.625%, due 12/31/16	2,125,000	2,122,178
0.875%, due 11/15/17	7,300,000	7,265,207
1.00%, due 12/15/17	4,000,000	3,990,624
1.50%, due 11/30/19	26,930,000	26,759,587
1.625%, due 6/30/19	2,125,000	2,130,313
1.625%, due 7/31/19	8,500,000	8,513,277
1.75%, due 10/31/20	2,000,000	1,991,094
2.25%, due 11/15/24	3,800,000	3,825,532

		58,592,812

Total U.S. Government & Federal Agencies (Cost $434,401,611)		444,265,230

Total Long-Term Bonds (Cost $1,060,747,865)		1,083,847,777

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-43

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Short-Term Investments 8.6%
Financial Company Commercial Paper 1.4%
National Rural Utilities Cooperative Finance Corp. 0.122%, due 1/14/15 (g)	$7,500,000	$7,499,675
Paccar Financial Corp. 0.101%, due 1/14/15 (g)	7,500,000	7,499,729

Total Financial Company Commercial Paper (Cost $14,999,404)		14,999,404

Other Commercial Paper 4.4%
American Honda Finance Corp. 0.115%, due 1/14/15 (g)	5,000,000	4,999,801
Apple, Inc. 0.081%, due 1/14/15 (b)(g)	8,000,000	7,999,769
Exxon Mobil Corp. 0.081%, due 1/6/15 (g)	5,000,000	4,999,944
Kimberly Clark Corp. 0.112%, due 1/13/15 (b)(g)	4,800,000	4,799,824
Oglethorpe Power Corp. 0.183%, due 1/6/15 (b)(g)	6,377,000	6,376,840
Southern California Edison Co. 0.406%, due 1/13/15 (b)(g)	4,000,000	3,999,467
Southern Co. (The) 0.254%, due 1/14/15 (b)(g)	5,000,000	4,999,549
WGL Holdings, Inc. 0.254%, due 1/13/15 (b)(g)	10,000,000	9,999,168

Total Other Commercial Paper (Cost $48,174,362)		48,174,362

Repurchase Agreements 2.8%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $24,312 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $30,000 and a Market Value of $28,859)	24,312	24,312

	Principal Amount	Value
Repurchase Agreements (continued)
TD Securities (U.S.A.) LLC 0.06%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $30,531,102 (Collateralized by United States Treasury Notes with rates between 0.875% and 2.00% and maturity dates between 4/30/17 and 9/30/20, with a Principal Amount of $30,752,700 and a Market Value of $31,141,719)	$30,531,000	$30,531,000

Total Repurchase Agreements (Cost $30,555,312)		30,555,312

Total Short-Term Investments (Cost $93,729,078)		93,729,078

Total Investments (Cost $1,154,476,943) (j)	107.9%	1,177,576,855
Other Assets, Less Liabilities	(7.9)	(85,800,867)
Net Assets	100.0%	$1,091,775,988

	Contracts Long	Unrealized Appreciation (Depreciation) (h)
Futures Contracts 0.0%‡
United States Treasury Long Bond March 2015 (i)	50	$199,446
United States Treasury Note March 2015 (5 Year) (i)	102	9,230

Total Futures Contracts Long (Notional Amount $19,358,953)		208,676

	Contracts Short
United States Treasury Note March 2015 (2 Year) (i)	(105)	29,189
March 2015 (10 Year) (i)	(138)	(110,418)

Total Futures Contracts Short (Notional Amount $40,450,312)		(81,229)

Total Futures Contracts (Notional Amount $21,091,359)		$127,447

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2014.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

M-44	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)	Step coupon—Rate shown was the rate in effect as of December 31, 2014.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, the total market value of this security was $5,179,200, which represented 0.5% of the Portfolio’s net assets.

(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2014.

(f)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2014, the total market value of these securities was $87,516,500, which represented
8.0% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(g)	Interest rate shown represents yield to maturity.

(h)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2014.

(i)	As of December 31, 2014, cash in the amount of $116,651 was on deposit with a broker for futures transactions.

(j)	As of December 31, 2014, cost was $1,154,530,474 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$30,321,944
Gross unrealized depreciation	(7,275,563)

Net unrealized appreciation	$23,046,381

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$95,738,735	$—	$95,738,735
Corporate Bonds	—	439,925,515	—	439,925,515
Foreign Government Bonds	—	7,109,000	—	7,109,000
Mortgage-Backed Securities	—	86,344,775	—	86,344,775
Municipal Bonds	—	10,464,522	—	10,464,522
U.S. Government & Federal Agencies	—	444,265,230	—	444,265,230

Total Long-Term Bonds	—	1,083,847,777	—	1,083,847,777

Short-Term Investments
Financial Company Commerical Paper	—	14,999,404	—	14,999,404
Other Commercial Paper	—	48,174,362	—	48,174,362
Repurchase Agreements	—	30,555,312	—	30,555,312

Total Short-Term Investments	—	93,729,078	—	93,729,078

Total Investments in Securities	—	1,177,576,855	—	1,177,576,855

Other Financial Instruments
Futures Contracts Long (b)	208,676	—	—	208,676
Futures Contracts Short (b)	29,189	—	—	29,189

Total Other Financial Instruments	237,865	—	—	237,865

Total Investments in Securities and Other Financial Instruments	$237,865	$1,177,576,855	$—	$1,177,814,720

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-45

Portfolio of Investments December 31, 2014 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(110,418)	$—	$—	$(110,418)

Total Other Financial Instruments	$(110,418)	$—	$—	$(110,418)

(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the year ended December 31, 2014, securities with a total value of $24,385,158 transferred from Level 3 to Level 2. The transfer occurred as a result of a change in the observable nature of the inputs. As of December 31, 2013, the fair value obtained for these securities utilized significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2014 (a)
Long-Term Bonds
Asset-Backed Securities Other ABS	$32,694,542	$76	$(70,059)	$84,159	$—	$(8,323,560)	$—	$(24,385,158)	$—	$—

Total	$32,694,542	$76	$(70,059)	$84,159	$—	$(8,323,560)	$—	$(24,385,158)	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-46	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $1,154,476,943)	$1,177,576,855
Cash collateral on deposit at broker	116,651
Cash	288
Receivables:
Investment securities sold	100,532,971
Interest	6,352,708
Fund shares sold	159,890
Other assets	1,431

Total assets	1,284,740,794

Liabilities
Payables:
Investment securities purchased	192,046,483
Manager (See Note 3)	447,411
Fund shares redeemed	264,989
Shareholder communication	76,181
NYLIFE Distributors (See Note 3)	76,008
Professional fees	27,899
Custodian	12,939
Variation margin on futures contracts	11,930
Trustees	966

Total liabilities	192,964,806

Net assets	$1,091,775,988

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$75,427
Additional paid-in capital	1,044,372,419

1,044,447,846
Undistributed net investment income	25,563,941
Accumulated net realized gain (loss) on investments and futures transactions	(1,463,158)
Net unrealized appreciation (depreciation) on investments and futures contracts	23,227,359

Net assets	$1,091,775,988

Initial Class
Net assets applicable to outstanding shares	$733,112,771

Shares of beneficial interest outstanding	50,495,382

Net asset value per share outstanding	$14.52

Service Class
Net assets applicable to outstanding shares	$358,663,217

Shares of beneficial interest outstanding	24,931,915

Net asset value per share outstanding	$14.39

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-47

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Interest	$29,920,867

Expenses
Manager (See Note 3)	5,160,905
Distribution and service—Service Class (See Note 3)	899,094
Shareholder communication	165,036
Custodian	108,661
Professional fees	95,942
Trustees	17,846
Miscellaneous	33,226

Total expenses	6,480,710

Net investment income (loss)	23,440,157

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	12,100,705
Futures transactions	(595,973)

Net realized gain (loss) on investments and futures transactions	11,504,732

Net change in unrealized appreciation (depreciation) on:
Investments	24,128,565
Futures contracts	(56,136)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	24,072,429

Net realized and unrealized gain (loss) on investments and futures transactions	35,577,161

Net increase (decrease) in net assets resulting from operations	$59,017,318

M-48	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$23,440,157	$18,023,169
Net realized gain (loss) on investments and futures transactions	11,504,732	(6,852,688)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	24,072,429	(31,982,080)

Net increase (decrease) in net assets resulting from operations	59,017,318	(20,811,599)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(14,496,574)	(12,434,419)
Service Class	(6,263,840)	(6,401,990)

	(20,760,414)	(18,836,409)

From net realized gain on investments:
Initial Class	—	(10,475,475)
Service Class	—	(6,250,765)

	—	(16,726,240)

Total dividends and distributions to shareholders	(20,760,414)	(35,562,649)

Capital share transactions:
Net proceeds from sale of shares	124,770,144	213,110,696
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	20,760,414	35,562,649
Cost of shares redeemed	(133,301,666)	(202,519,561)

Increase (decrease) in net assets derived from capital share transactions	12,228,892	46,153,784

Net increase (decrease) in net assets	50,485,796	(10,220,464)

Net Assets
Beginning of year	1,041,290,192	1,051,510,656

End of year	$1,091,775,988	$1,041,290,192

Undistributed net investment income at end of year	$25,563,941	$20,760,367

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-49

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$14.00	$14.78	$14.97	$14.63	$14.17

Net investment income (loss) (a)	0.33	0.26	0.28	0.40	0.48
Net realized and unrealized gain (loss) on investments	0.49	(0.54)	0.41	0.66	0.64

Total from investment operations	0.82	(0.28)	0.69	1.06	1.12

Less dividends and distributions:
From net investment income	(0.30)	(0.27)	(0.37)	(0.49)	(0.47)
From net realized gain on investments	—	(0.23)	(0.51)	(0.23)	(0.19)

Total dividends and distributions	(0.30)	(0.50)	(0.88)	(0.72)	(0.66)

Net asset value at end of year	$14.52	$14.00	$14.78	$14.97	$14.63

Total investment return	5.82%	(1.82%)	4.66%	7.24%	7.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.29%	1.82%	1.84%	2.70%	3.26%
Net expenses	0.53%	0.53%	0.53%	0.54%	0.55%
Portfolio turnover rate (b)	262%	327%	311%	293%	127%
Net assets at end of year (in 000’s)	$733,113	$676,544	$608,651	$530,001	$554,818

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 116%, 170%, 222%, 231% and 97% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

	Service Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.87	$14.64	$14.85	$14.53	$14.09

Net investment income (loss) (a)	0.29	0.22	0.24	0.36	0.44
Net realized and unrealized gain (loss) on investments	0.48	(0.52)	0.40	0.65	0.63

Total from investment operations	0.77	(0.30)	0.64	1.01	1.07

Less dividends and distributions:
From net investment income	(0.25)	(0.24)	(0.34)	(0.46)	(0.44)
From net realized gain on investments	—	(0.23)	(0.51)	(0.23)	(0.19)

Total dividends and distributions	(0.25)	(0.47)	(0.85)	(0.69)	(0.63)

Net asset value at end of year	$14.39	$13.87	$14.64	$14.85	$14.53

Total investment return	5.56%	(2.07%)	4.40%	6.98%	7.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.04%	1.55%	1.59%	2.43%	2.99%
Net expenses	0.78%	0.78%	0.78%	0.79%	0.80%
Portfolio turnover rate (b)	262%	327%	311%	293%	127%
Net assets at end of year (in 000’s)	$358,663	$364,746	$442,860	$374,152	$321,271

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 116%, 170%, 222%, 231% and 97% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

M-50	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Cash Management Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	0.01%	0.01%	1.45%	0.47%

7-Day Current Yield: 0.01%[4]

Benchmark Performance	One Year	Five Years	Ten Years
Average Lipper Variable Products Money Market Portfolio[5]	–0.04%	–0.03%	1.42%

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance for the ten-year period ended December 31, 2014 reflects nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 1.43% for Initial Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	As of December 31, 2014, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.33% and the 7-day current yield would have been –0.33%. The current yield is more reflective of the Portfolio’s earnings than the total return.
5.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper universe which may include portfolios that do not maintain a stable net asset value of $1.00 per share. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-51

Cost in Dollars of a $1,000 Investment in MainStay VP Cash Management Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,000.10	$0.55	$1,024.70	$0.56

1.	Expenses are equal to the Portfolio’s net annualized expense ratio of 0.11% multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-52	MainStay VP Cash Management Portfolio

Portfolio Composition as of December 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-56 for specific holdings within these categories.

M-53

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Thomas J. Girard and David E. Clement, CFA, of NYL Investments, the Portfolio’s Subadvisor.

How did MainStay VP Cash Management Portfolio perform relative to its peers during the 12 months ended December 31, 2014?

As of December 31, 2014, Initial Class shares of MainStay VP Cash Management Portfolio provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the 12 months ended December 31, 2014, Initial Class shares of MainStay VP Cash Management Portfolio returned 0.01%. The Portfolio outperformed the –0.04% return of the average Lipper1 Variable Products Money Market Portfolio for the 12 months ended December 31, 2014. Performance figures for the Portfolio reflect certain fee waivers and/or expense limitations without which total returns may have been different.

What were the most significant factors and risks that influenced the markets in which the Portfolio invested during the 12 months ended December 31, 2014?

During the reporting period, short-term interest rates remained at historically low levels. For the first time in recent history, however, the market began to anticipate that short term rates could rise in the foreseeable future. Some market forecasts projected that the Federal Reserve would begin to raise the federal funds target rate sometime between mid-2015 and end-of-year 2015.

During the reporting period, the Securities Exchange Commission approved money fund reforms that could have a major impact on the industry when they are implemented over the course of the next two years.

What was the Portfolio’s duration2 strategy during the reporting period?

The Portfolio maintained a duration target of 45 to 55 days during the reporting period. At the end of the reporting period the Portfolio had a duration of 46 days, compared to a duration of 53 days at the end of 2013. This target range gave the Portfolio reasonable flexibility to invest in all sectors of the money markets while allowing for yield enhancement in an upward-sloping yield-curve3 environment.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

U.S. Treasury bill supply and repurchase agreement supply—or the lack thereof—continued to weigh heavily on the market, particularly at quarter-end and year-end. This supply crunch kept pressure on rates to remain low, and although the Federal Reserve implemented reverse repurchase agreement facilities (an overnight facility as well as a term facility at year-end that would mature in early 2015), short-term rates for these securities still drifted toward zero or even into negative territory during these periods, particularly at year end.

The high cost of repurchase agreements and spread4 tightening in the asset-backed securities market influenced our decision-making in these sectors, moving us into the commercial paper market. We also worked to maintain a healthy exposure to floating-rates notes. Although these notes were more expensive, they continued to offer higher yields than U.S. Treasury bills during the reporting period. Floating-rate notes may also offer a measure of protection should short-term interest rates rise, as some expect to happen in 2015.

As investors sought to replace the diminishing supply of U.S. Treasury bills and repurchase agreements with instruments in other sectors, prices rose for commercial paper (especially in the industrial sector), money-market-eligible asset-backed security tranches5 and short corporate bonds as a result of increased demand during the reporting period.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	A tranche is a slice or portion of a bond offering or a class of securities within the offering. Different tranches may carry different maturities, payment schedules, yields, covenants or risks. Different tranches may sometimes be offered to different buyers, such as domestic and international investors.

M-54	MainStay VP Cash Management Portfolio

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, floating-rate notes were the strongest contributor to the Portfolio’s performance. (Contributions take weightings and total returns into account.) Asset-backed securities were a strong contributor as well. Repurchase agreements were the weakest contributor.

Did the Portfolio make any significant purchases or sales during the reporting period?

A few significant investments during the reporting period included a U.S. Bank corporate floating-rate note due 1/15/15, a Bank of New York Mellon corporate floating-rate note due 10/23/15 and a Dell Equipment Finance Trust 2014-1 A1 asset-backed security due 8/14/15. There were no significant sales during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s weightings in repurchase agreements and asset-backed securities decreased, while the Portfolio’s weighting in commercial paper increased.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-55

Portfolio of Investments December 31, 2014

	Principal Amount	Amortized Cost
Short-Term Investments 100.2%†
Certificates of Deposit 7.4%
Bank of Montreal 0.241%, due 7/14/15 (a)	$6,055,000	$6,055,000
JPMorgan Chase Bank NA 0.304%, due 10/23/15 (a)	6,025,000	6,025,000
Toronto-Dominion Bank (The)
0.218%, due 2/3/15 (a)	6,185,000	6,185,000
0.248%, due 9/4/15 (a)	6,000,000	6,000,000
0.252%, due 11/18/15 (a)	6,075,000	6,075,000
Wells Fargo Bank NA
0.233%, due 4/2/15 (a)	6,125,000	6,125,000
0.235%, due 3/6/15 (a)	6,185,000	6,185,000

		42,650,000

Financial Company Commercial Paper 15.8%
Bank of Nova Scotia (The) 0.12%, due 2/27/15 (b)(c)	7,500,000	7,498,575
Commonwealth Bank of Australia 0.231%, due 10/7/15 (b)(c)	5,985,000	5,985,000
CPPIB Capital, Inc.
0.13%, due 1/21/15 (c)	9,050,000	9,049,346
0.16%, due 3/4/15 (c)	5,000,000	4,998,622
John Deere Bank SA
0.09%, due 1/16/15 (b)(c)	3,495,000	3,494,869
0.10%, due 1/21/15 (b)(c)	12,000,000	11,999,333
Massachusetts Mutual Life Insurance Co. 0.10%, due 1/13/15 (b)(c)	7,415,000	7,414,753
National Rural Utilities Cooperative Finance Corp.
0.12%, due 1/13/15 (c)	2,570,000	2,569,897
0.15%, due 1/27/15 (c)	7,000,000	6,999,242
Nationwide Life Insurance Co.
0.14%, due 1/5/15 (b)(c)	6,060,000	6,059,906
0.15%, due 1/12/15 (b)(c)	3,010,000	3,009,862
0.15%, due 1/16/15 (b)(c)	7,620,000	7,619,524
Private Export Funding Corp.
0.09%, due 1/20/15 (b)(c)	8,880,000	8,879,578
0.16%, due 2/20/15 (b)(c)	5,955,000	5,953,677

		91,532,184

Government Agency Debt 4.5%
Federal Agricultural Mortgage Corp.
0.06%, due 2/2/15	6,000,000	5,999,680
0.095%, due 2/27/15	5,800,000	5,799,127
Federal Home Loan Bank
0.04%, due 1/14/15	2,575,000	2,574,963
0.07%, due 1/16/15	6,000,000	5,999,825
0.08%, due 2/6/15	6,000,000	5,999,520

		26,373,115

	Principal Amount	Amortized Cost
Other Commercial Paper 47.4%
Air Products & Chemicals, Inc. 0.10%, due 1/14/15 (b)(c)	$7,500,000	$7,499,729
American Honda Finance Corp. 0.09%, due 1/7/15 (c)	5,000,000	4,999,925
Apple, Inc. 0.07%, due 1/30/15 (b)(c)	9,045,000	9,044,490
Army and Air Force Exchange Service
0.11%, due 1/12/15 (b)(c)	5,985,000	5,984,799
0.11%, due 1/15/15 (b)(c)	6,035,000	6,034,742
0.11%, due 1/26/15 (b)(c)	4,815,000	4,814,632
0.13%, due 1/20/15 (b)(c)	2,000,000	1,999,863
Brown-Forman Corp. 0.17%, due 1/6/15 (b)(c)	7,375,000	7,374,826
Chevron Corp. 0.08%, due 1/27/15 (b)(c)	7,000,000	6,999,595
ConocoPhillips Qatar Funding Ltd.
0.11%, due 1/5/15 (b)(c)	3,010,000	3,009,963
0.12%, due 1/8/15 (b)(c)	7,000,000	6,999,837
Danaher Corp. 0.11%, due 1/12/15 (b)(c)	4,000,000	3,999,866
Dover Corp.
0.11%, due 1/6/15 (b)(c)	5,900,000	5,899,910
0.12%, due 1/5/15 (b)(c)	10,345,000	10,344,862
Eli Lilly & Co.
0.10%, due 1/28/15 (b)(c)	9,590,000	9,589,281
0.12%, due 2/24/15 (b)(c)	5,860,000	5,858,945
Exxon Mobil Corp.
0.08%, due 1/9/15 (c)	15,055,000	15,054,732
0.12%, due 1/23/15 (c)	2,940,000	2,939,784
Florida Power & Light Co.
0.24%, due 1/5/15 (c)	5,000,000	4,999,867
0.32%, due 1/9/15 (c)	4,000,000	3,999,715
Illinois Tool Works, Inc. 0.11%, due 1/14/15 (b)(c)	11,000,000	10,999,563
Johnson & Johnson 0.06%, due 1/6/15 (b)(c)	1,250,000	1,249,990
Kimberly-Clark Corp.
0.10%, due 1/20/15 (b)(c)	7,495,000	7,494,604
0.10%, due 1/22/15 (b)(c)	3,545,000	3,544,793
McDonald’s Corp. 0.08%, due 1/12/15 (b)(c)	3,015,000	3,014,926
Microsoft Corp.
0.08%, due 3/4/15 (b)(c)	5,900,000	5,899,187
0.09%, due 2/18/15 (b)(c)	3,000,000	2,999,640
NSTAR Electric Co.
0.20%, due 1/5/15 (c)	6,500,000	6,499,856
0.20%, due 1/9/15 (c)	9,000,000	8,999,600
Province of British Columbia 0.08%, due 2/27/15 (c)	7,345,000	7,344,070

†	Percentages indicated are based on Portfolio net assets.

M-56	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost
Short-Term Investments (continued)
Other Commercial Paper (continued)
Province of Ontario Canada
0.10%, due 1/5/15 (c)	$7,535,000	$7,534,916
0.10%, due 1/21/15 (c)	6,500,000	6,499,639
Province of Quebec Canada
0.08%, due 1/6/15 (b)(c)	7,535,000	7,534,916
0.085%, due 1/26/15 (b)(c)	5,910,000	5,909,651
Southern California Edison Co.
0.35%, due 1/7/15 (b)(c)	8,850,000	8,849,484
0.40%, due 1/13/15 (b)(c)	3,550,000	3,549,527
Southern Co. (The)
0.23%, due 1/7/15 (b)(c)	8,790,000	8,789,663
0.25%, due 1/7/15 (b)(c)	2,500,000	2,499,896
Southern Co. Funding Corp. 0.20%, due 1/12/15 (b)(c)	5,515,000	5,514,663
St. Jude Medical, Inc.
0.24%, due 1/26/15 (b)(c)	3,750,000	3,749,375
0.28%, due 1/26/15 (b)(c)	5,920,000	5,918,849
Walt Disney Co. (The) 0.06%, due 2/17/15 (b)(c)	5,000,000	4,999,608
WGL Holdings, Inc.
0.19%, due 1/7/15 (b)(c)	5,000,000	4,999,842
0.25%, due 1/14/15 (b)(c)	500,000	499,955
0.25%, due 1/21/15 (b)(c)	5,920,000	5,919,178
0.25%, due 1/22/15 (b)(c)	5,920,000	5,919,137

		274,183,891

Other Notes 3.5%
Bank of New York Mellon Corp. (The) 0.461%, due 10/23/15 (a)	3,230,000	3,235,307
Dell Equipment Finance Trust Series 2014-1, Class A1 0.26%, due 8/14/15 (b)	1,349,032	1,349,032
GE Equipment Transportation LLC Series 2014-1, Class A1 0.20%, due 6/23/15	454,087	454,087
Hyundai Auto Lease Securitization Trust Series 2014-B, Class A1 0.20%, due 7/15/15 (b)	732,647	732,647
John Deere Owner Trust Series 2014-B, Class A1 0.21%, due 9/24/15	2,401,007	2,401,007
National Rural Utilities Cooperative Finance Corp. 0.282%, due 5/1/15 (a)	6,110,000	6,110,000
United Technologies Corp. 0.734%, due 6/1/15 (a)	5,970,000	5,982,545

		20,264,625

	Principal Amount	Amortized Cost
Treasury Debt 16.2%
United States Treasury Bills 0.001%, due 1/15/15 (c)	$2,000,000	$1,999,999
0.006%, due 1/2/15 (c)	6,000,000	5,999,999
0.015%, due 1/29/15 (c)	15,327,000	15,326,821
United States Treasury Notes
0.125%, due 4/30/15	3,050,000	3,050,468
0.25%, due 1/31/15	6,185,000	6,185,550
0.25%, due 2/28/15	6,160,000	6,160,963
0.25%, due 3/31/15	6,130,000	6,131,588
0.25%, due 5/31/15	3,050,000	3,051,954
0.25%, due 7/31/15	4,850,000	4,853,558
0.25%, due 9/30/15	5,970,000	5,974,864
0.25%, due 10/31/15	6,050,000	6,055,561
0.25%, due 11/30/15	6,000,000	6,004,742
0.25%, due 12/31/15	6,030,000	6,033,910
0.375%, due 6/30/15	6,100,000	6,107,394
0.375%, due 8/31/15	4,850,000	4,857,056
0.375%, due 1/31/16	5,875,000	5,879,360

		93,673,787

Treasury Repurchase Agreements 5.4%
Bank of America N.A. 0.05%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $12,000,033 (Collateralized by a United States Treasury Strip with a rate of 0.00% and a maturity date of 2/15/33, with a Principal Amount of $20,003,596 and a Market Value of $12,240,000)	12,000,000	12,000,000
TD Securities (U.S.A.) LLC 0.06%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $19,066,064 (Collateralized by United States Treasury securities with rates between 0.25% and 2.00% and maturity dates between 10/31/15 and 5/15/23, with a Principal Amount of $19,564,600 and a Market Value of $19,447,349)	19,066,000	19,066,000

		31,066,000

Total Short-Term Investments (Amortized Cost $579,743,602) (d)	100.2%	579,743,602
Other Assets, Less Liabilities	(0.2)	(1,234,251)
Net Assets	100.0%	$578,509,351

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-57

Portfolio of Investments December 31, 2014 (continued)

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2014.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Interest rate shown represents yield to maturity.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$42,650,000	$—	$42,650,000
Financial Company Commercial Paper	—	91,532,184	—	91,532,184
Government Agency Debt	—	26,373,115	—	26,373,115
Other Commercial Paper	—	274,183,891	—	274,183,891
Other Notes	—	20,264,625	—	20,264,625
Treasury Debt	—	93,673,787	—	93,673,787
Treasury Repurchase Agreements	—	31,066,000	—	31,066,000

Total Investments in Securities	$—	$579,743,602	$—	$579,743,602

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-58	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP Cash Management Portfolio investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent†
Aerospace & Defense	$5,982,545	1.0%
Auto Manufacturers	4,999,925	0.9
Automobile ABS	732,647	0.1
Banks	59,368,882	10.3
Beverages	7,374,826	1.3
Chemicals	7,499,729	1.3
Computers	9,044,490	1.6
Finance—Investment Banker/Broker	14,047,968	2.4
Diversified Financial Services	46,006,596	7.9
Electric	53,702,271	9.3
Gas	17,338,112	3.0
Health Care—Products	9,668,224	1.7
Household Products & Wares	11,039,397	1.9
Insurance	24,104,045	4.2
Media	4,999,608	0.9
Miscellaneous—Manufacturing	31,244,201	5.4
Oil & Gas	35,003,911	6.0
Other ABS	4,204,126	0.7
Pharmaceuticals	16,698,216	2.9
Regional (State & Province)	34,823,192	6.0
Repurchase Agreements	31,066,000	5.4
Retail	21,848,962	3.8
Software	8,898,827	1.5
Sovereign	120,046,902	20.7

	579,743,602	100.2
Other Assets, Less Liabilities	(1,234,251)	(0.2)

Net Assets	$578,509,351	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-59

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (amortized cost $579,743,602)	$579,743,602
Cash	636
Receivables:
Fund shares sold	231,692
Interest	67,974
Other assets	598

Total assets	580,044,502

Liabilities
Payables:
Fund shares redeemed	1,426,168
Manager (See Note 3)	44,470
Shareholder communication	40,791
Professional fees	19,610
Custodian	3,568
Trustees	535
Accrued expenses	9

Total liabilities	1,535,151

Net assets	$578,509,351

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$578,465
Additional paid-in capital	577,931,024

578,509,489
Undistributed net investment income	164
Accumulated net realized gain (loss) on investments	(302)

Net assets applicable to outstanding shares	$578,509,351

Shares of beneficial interest outstanding	578,464,693

Net asset value per share outstanding	$1.00

M-60	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Interest	$717,636

Expenses
Manager (See Note 3)	2,684,297
Shareholder communication	83,324
Professional fees	59,880
Custodian	26,366
Trustees	11,259
Miscellaneous	18,348

Total expenses before waiver/reimbursement	2,883,474
Expense waiver/reimbursement from Manager (See Note 3)	(2,226,726)

Net expenses	656,748

Net investment income (loss)	60,888

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(302)

Net increase (decrease) in net assets resulting from operations	$60,586

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-61

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$60,888	$70,198
Net realized gain (loss) on investments	(302)	52

Net increase (decrease) in net assets resulting from operations	60,586	70,250

Dividends to shareholders:
From net investment income	(60,860)	(70,226)

Capital share transactions:
Net proceeds from sale of shares	368,616,354	706,607,301
Net asset value of shares issued to shareholders in reinvestment of dividends	60,860	70,226
Cost of shares redeemed	(575,009,844)	(650,541,552)

Increase (decrease) in net assets derived from capital share transactions	(206,332,630)	56,135,975

Net increase (decrease) in net assets	(206,332,904)	56,135,999

Net Assets
Beginning of year	784,842,255	728,706,256

End of year	$578,509,351	$784,842,255

Undistributed net investment income at end of year	$164	$84

M-62	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
	2014		2013		2012		2011		2010
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.00	)‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.02%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.11%		0.14%		0.18%		0.15%		0.25%
Expenses (before waiver/reimbursement)	0.47%		0.47%		0.47%		0.47%		0.50%
Net assets at end of year (in 000’s)	$578,509		$784,842		$728,706		$889,255		$671,210

‡	Less than one cent per share.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-63

MainStay VP Common Stock Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	14.53%	15.71%	7.85%	0.59%
Service Class Shares	14.25	15.42	7.58	0.84

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	13.69%	15.45%	7.67%
Russell 1000® Index[3]	13.24	15.64	7.96
Average Lipper Variable Products Large-Cap Core Portfolio[4]	11.51	13.87	7.21

1.	Performance figures shown for the ten-year period ended December 31, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.83% for Initial Class shares and 7.56% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-64	MainStay VP Common Stock Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,063.30	$3.02	$1,022.30	$2.96

Service Class Shares	$1,000.00	$1,062.00	$4.31	$1,021.00	$4.23

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-65

Industry Composition as of December 31, 2014 (Unaudited)

Oil, Gas & Consumable Fuels	6.8%
Pharmaceuticals	5.9
Technology Hardware, Storage & Peripherals	5.9
Software	4.8
Banks	4.6
Specialty Retail	4.3
Health Care Providers & Services	4.1
Biotechnology	3.6
Insurance	3.6
Internet Software & Services	3.6
Diversified Telecommunication Services	3.5
Media	3.4
Beverages	3.3
IT Services	3.2
Aerospace & Defense	3.0
Hotels, Restaurants & Leisure	2.5
Diversified Financial Services	2.4
Food & Staples Retailing	2.2
Food Products	2.2
Capital Markets	2.1
Semiconductors & Semiconductor Equipment	2.1
Tobacco	1.7
Household Products	1.6
Commercial Services & Supplies	1.4
Health Care Equipment & Supplies	1.4
Airlines	1.3
Industrial Conglomerates	1.3
Real Estate Investment Trusts	1.3

Chemicals	1.1%
Electric Utilities	1.1
Communications Equipment	1.0
Exchange-Traded Fund	1.0
Household Durables	1.0
Electronic Equipment, Instruments & Components	0.9
Energy Equipment & Services	0.9
Internet & Catalog Retail	0.7
Machinery	0.7
Air Freight & Logistics	0.6
Auto Components	0.5
Trading Companies & Distributors	0.5
Diversified Consumer Services	0.4
Multi-Utilities	0.4
Real Estate Management & Development	0.4
Road & Rail	0.4
Metals & Mining	0.3
Multiline Retail	0.3
Building Products	0.2
Construction & Engineering	0.2
Gas Utilities	0.1
Textiles, Apparel & Luxury Goods	0.1
Consumer Finance	0.0	‡
Containers & Packaging	0.0	‡
Paper & Forest Products	0.0	‡
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	0.1

	100.0%

See Portfolio of Investments beginning on page M-70 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2014 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Exxon Mobil Corp.

3.	Microsoft Corp.

4.	Berkshire Hathaway, Inc. Class B

5.	Johnson & Johnson
6.	JPMorgan Chase & Co.

7.	Pfizer, Inc.

8.	Intel Corp.

9.	Verizon Communications, Inc.

10.	Citigroup, Inc.

M-66	MainStay VP Common Stock Portfolio

Portfolio Management Discussion and Analysis

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Common Stock Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Common Stock Portfolio returned 14.53% for Initial Class shares and 14.25% for Service Class shares. Over the same period, both share classes outperformed the 13.69% return of the S&P 500® Index1 and the 13.24% return of the Russell 1000® Index.1 The S&P 500® Index is the Portfolio’s primary broad-based securities-market index, and the Russell 1000® Index is a secondary benchmark of the Portfolio. Both share classes outperformed the 11.51% return of the average Lipper1 Variable Products Large-Cap Core Portfolio for the 12 months ended December 31, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

A significant drop in crude oil prices during the second half of 2014 caused energy stocks to sharply underperform the S&P 500® Index as a whole. The most directly affected companies were upstream energy companies, which primarily engage in locating, testing, drilling and extracting oil and gas. Midstream (energy transportation/storage) and downstream (refining and marketing) companies also suffered, but to a lesser degree. Our positive exposure to the overall energy sector detracted from the Portfolio’s relative performance. Within the energy sector, however, the Portfolio favored stocks with greater exposure to downstream energy, which helped the Portfolio from a stock-selection standpoint. The significant underperformance of energy stocks was also reflected in the underperformance of operating-cash-flow-based valuation factors. Generally speaking, energy stocks tend to score much better in terms of operating cash flow than free cash flow, because their businesses tend to require intensive capital expenditures. A collapse in oil prices also provided tailwinds for the airline industry, as reduced fuel costs were likely to increase margins for airlines. Significant appreciation of the U.S. dollar against most major currencies created headwinds for many U.S. companies with global operations, but domestically oriented air carriers such as Southwest Airlines performed exceptionally well, which helped the Portfolio’s performance. Low oil prices also provided support for the consumer discretionary sector, since lower fuel costs could translate into more discretionary income for consumers. This was beneficial for the Portfolio, particularly during the fourth quarter of 2014, as we had an overweight allocation to the consumer discretionary sector.

While geopolitical unrest, plunging commodity prices and weak overseas economies did not derail domestic equity markets, the ascent of the U.S. market was punctuated with volatility spikes and several risk episodes during the reporting period. Investors tended to be risk averse, leading to the outperformance of large, defensive, high-yielding and lower-beta2 segments of the market. Investors particularly sought safety in yield-heavy utilities and REITs, making them the definitive market leaders of 2014. Unfortunately, the Portfolio held underweight positions in utilities and real estate investment trusts (REITs), which detracted from performance relative to the S&P 500® Index.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive sector contributions to the Portfolio’s performance relative to the S&P 500® Index came from the information technology, industrials and consumer discretionary sectors. (Contributions take weightings and total returns into account.) In each of these sectors, the main driver was stock selection. The sectors that detracted the most from the Portfolio’s performance relative to the S&P 500® Index were health care, utilities and materials. Unfavorable stock selection was the primary reason for the weakness in health care and materials. In utilities, underexposure to the sector, which was the best-performing sector in the S&P 500® Index in 2014, detracted from the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive individual contribution to the Portfolio’s absolute performance came from

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

M-67

premium-priced consumer electronics company Apple. The Portfolio held an overweight position in the stock, in excess of Apple’s considerable weight in the S&P 500® Index. The Portfolio also held an overweight position in semiconductor company Intel, which saw its shares appreciate substantially in 2014 as PC markets stabilized and IoT3 momentum continued. Southwest Airlines’ share price more than doubled in 2014, even after an impressive ascent in 2013. The Portfolio held a large position in Southwest Airlines because of its weight in the Index and the return potential we perceived in the stock.

The most significant detractors from the Portfolio’s absolute performance included Internet retailer Amazon.com, steel producer United States Steel and IT services company IBM. The Portfolio held substantial positions in each of these companies. Amazon.com saw its shares decline significantly in 2014, as the company was hurt by decelerating growth, a strong U.S. dollar, cloud pricing pressure and a disappointing phone launch. The Portfolio held an underweight position in Amazon.com, which contributed positively to the Portfolio’s relative performance, despite negative absolute performance. The Portfolio held overweight positions relative to the S&P 500® Index in IBM and United States Steel. IBM shares suffered a steep drop in October 2014 after the company abandoned its previous earnings forecast for 2015, citing weaker-than-expected IT spending and lower productivity in services. United States Steel’s share price fell along with other base-metal stocks, as steel prices continued to decline amid overcapacity and an anemic export market during 2014. United States Steel’s performance is also closely tied to the energy industry through the company’s oil-country tubular goods business, which also negatively affected the company’s share price.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio started buying semiconductor device maker Micron Technology in January 2014, moving from an underweight position in 2013 to a modestly overweight position. Micron Technology’s momentum score was already strong as we headed into 2014, but the main reason for the initial purchase was an increase in the stock’s valuation score. The Portfolio later purchased more shares of Micron Technology, as its valuation and sentiment readings continued to improve. The Portfolio also purchased shares of Electronic Arts, one of the largest independent publishers and distributors of interactive games. The Portfolio shifted from an underweight to an overweight position in March, based on improved sentiment and valuation readings. We purchased additional shares throughout the year, as we believed that Electronic Arts’ return potential remained high.

We sold large amounts of aircraft manufacturer Boeing and energy equipment & services company Halliburton during 2014, as the Portfolio moved from overweight to underweight positions in these stocks. Our model deemed Boeing both expensive and lacking in positive catalysts, as reflected in weak valuation, momentum and sentiment readings. Halliburton’s return expectation diminished because of poor momentum and sentiment readings, even though our model found the stock’s valuation attractive.

How did the Portfolio’s sector weightings change during the reporting period?

Health care saw the most substantial increase in sector weighting relative to the S&P 500® Index during the reporting period, followed by telecommunication services and utilities. The Portfolio moved from a neutral position to an overweight position in health care. The increase resulted from purchases of stocks in biotechnology and HMO companies. Purchases of integrated telecommunication services companies increased the degree to which the Portfolio was overweight in the telecommunication services sector. The Portfolio also bought utilities stocks whose positive momentum helped reduce the extent to which the Portfolio was underweight relative to the S&P 500® Index.

Consumer discretionary saw the most substantial decrease in sector weighting relative to the S&P 500® Index, as the Portfolio moved from a substantially overweight position to a modestly overweight position. Sales of diversified and specialty chemical stocks caused the Portfolio to move from an underweight position to a position that was more substantially underweight in the materials sector. In the energy sector, the Portfolio moved from a modestly

3.	Internet of Things (IoT) is the interconnection of uniquely identifiable devices that can provide advanced connectivity of devices, systems and services beyond machine-to-machine communications (M2M), covering a variety of protocols, domains and applications.

M-68	MainStay VP Common Stock Portfolio

underweight position at the beginning of the year to a significantly overweight position through the first half of the year. As energy stocks suffered from increased risk and poor performance, however, the model led us to trim energy exposure, particularly in the upstream segment that is most directly affected by falling oil prices. The Portfolio ended the year with a more substantially underweight position in the energy sector than at the beginning of the year.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the Portfolio was most substantially overweight in the information technology sector, followed by telecommunication services and consumer staples. This positioning was generally maintained throughout the reporting period. As of the same date, the Portfolio’s most substantially underweight sector was financials, followed by materials and utilities. The Portfolio maintained a consistently negative stance on these substantially underweight sectors throughout the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-69

Portfolio of Investments December 31, 2014

	Shares	Value
Common Stocks 98.9%†
Aerospace & Defense 3.0%
Boeing Co. (The)	727	$94,496
General Dynamics Corp.	36,406	5,010,194
Huntington Ingalls Industries, Inc.	29,516	3,319,369
L-3 Communications Holdings, Inc.	30,854	3,894,083
Lockheed Martin Corp.	28,333	5,456,086
Textron, Inc.	89,499	3,768,803
United Technologies Corp.	4,626	531,990

		22,075,021

Air Freight & Logistics 0.6%
FedEx Corp.	27,193	4,722,336

Airlines 1.3%
Alaska Air Group, Inc.	59,037	3,528,051
JetBlue Airways Corp. (a)	108,832	1,726,076
Southwest Airlines Co.	110,951	4,695,446

		9,949,573

Auto Components 0.5%
Delphi Automotive PLC	49,378	3,590,768

Banks 4.6%
Bank of America Corp.	261,460	4,677,519
♦Citigroup, Inc.	183,952	9,953,643
♦JPMorgan Chase & Co.	205,802	12,879,089
Wells Fargo & Co.	130,121	7,133,233

		34,643,484

Beverages 3.3%
Coca-Cola Co. (The)	174,597	7,371,485
Coca-Cola Enterprises, Inc.	9,167	405,365
Dr. Pepper Snapple Group, Inc.	54,465	3,904,051
Molson Coors Brewing Co. Class B	48,943	3,647,232
PepsiCo., Inc.	95,221	9,004,098

		24,332,231

Biotechnology 3.6%
Amgen, Inc.	50,599	8,059,915
Biogen Idec, Inc. (a)	16,882	5,730,595
Celgene Corp. (a)	7,283	814,676
Cubist Pharmaceuticals, Inc. (a)	663	66,731
Gilead Sciences, Inc. (a)	91,767	8,649,958
United Therapeutics Corp. (a)	25,927	3,357,287
Vertex Pharmaceuticals, Inc. (a)	579	68,785

		26,747,947

Building Products 0.2%
Masco Corp.	70,494	1,776,449

	Shares	Value
Capital Markets 2.1%
Ameriprise Financial, Inc.	15,721	$2,079,102
Bank of New York Mellon Corp. (The)	127,921	5,189,755
Eaton Vance Corp.	79,383	3,249,146
Legg Mason, Inc.	66,096	3,527,543
Raymond James Financial, Inc.	3,802	217,817
Waddell & Reed Financial, Inc. Class A	34,041	1,695,923

		15,959,286

Chemicals 1.1%
Dow Chemical Co. (The)	30,736	1,401,869
LyondellBasell Industries, N.V. Class A	56,087	4,452,747
Mosaic Co. (The)	47,556	2,170,931

		8,025,547

Commercial Services & Supplies 1.4%
ADT Corp. (The)	49,742	1,802,153
Cintas Corp.	48,069	3,770,532
Pitney Bowes, Inc.	142,737	3,478,501
Waste Management, Inc.	32,322	1,658,765

		10,709,951

Communications Equipment 1.0%
ARRIS Group, Inc. (a)	76,446	2,307,904
Cisco Systems, Inc.	111,454	3,100,093
Harris Corp.	10,279	738,238
QUALCOMM, Inc.	21,424	1,592,446

		7,738,681

Construction & Engineering 0.2%
AECOM Technology Corp. (a)	50,997	1,548,779

Consumer Finance 0.0%‡
American Express Co.	319	29,680

Containers & Packaging 0.0%‡
Ball Corp.	3,395	231,437

Diversified Consumer Services 0.4%
H&R Block, Inc.	78,058	2,628,993

Diversified Financial Services 2.4%
♦Berkshire Hathaway, Inc. Class B (a)	95,828	14,388,574
Moody’s Corp.	1,313	125,799
NASDAQ OMX Group, Inc. (The)	76,444	3,666,254

		18,180,627

Diversified Telecommunication Services 3.5%
AT&T, Inc.	213,437	7,169,349
CenturyLink, Inc.	49,054	1,941,557
Frontier Communications Corp.	532,203	3,549,794

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2014, excluding short-term investment. May be subject to change daily.

M-70	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services (continued)
♦Verizon Communications, Inc.	226,765	$10,608,067
Windstream Holdings, Inc.	387,520	3,193,165

		26,461,932

Electric Utilities 1.1%
American Electric Power Co., Inc.	30,096	1,827,429
Entergy Corp.	35,746	3,127,060
Exelon Corp.	72,610	2,692,379
Southern Co. (The)	7,487	367,687

		8,014,555

Electronic Equipment, Instruments & Components 0.9%
Corning, Inc.	205,335	4,708,331
Jabil Circuit, Inc.	78,020	1,703,177

		6,411,508

Energy Equipment & Services 0.9%
Schlumberger, Ltd.	72,375	6,181,549
Superior Energy Services, Inc.	18,388	370,518

		6,552,067

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	12,301	1,743,667
CVS Health Corp.	14,773	1,422,788
Kroger Co. (The)	74,174	4,762,713
Wal-Mart Stores, Inc.	100,663	8,644,938
Walgreens Boots Alliance, Inc.	3,062	233,324

		16,807,430

Food Products 2.2%
Archer-Daniels-Midland Co.	90,476	4,704,752
ConAgra Foods, Inc.	5,166	187,422
Ingredion, Inc.	40,169	3,407,938
Keurig Green Mountain, Inc.	2,437	322,647
Mondelez International, Inc. Class A	156,152	5,672,221
Tyson Foods, Inc. Class A	47,073	1,887,157

		16,182,137

Gas Utilities 0.1%
UGI Corp.	26,465	1,005,141

Health Care Equipment & Supplies 1.4%
Baxter International, Inc.	2,117	155,155
Becton, Dickinson & Co.	16,569	2,305,742
C.R. Bard, Inc.	22,828	3,803,602
Edwards Lifesciences Corp. (a)	30,206	3,847,640

		10,112,139

Health Care Providers & Services 4.1%
Aetna, Inc.	52,186	4,635,682
AmerisourceBergen Corp.	45,344	4,088,215
Anthem, Inc.	37,103	4,662,734
Centene Corp. (a)	32,523	3,377,514

	Shares	Value
Health Care Providers & Services (continued)
Cigna Corp.	744	$76,565
Community Health Systems, Inc. (a)	43,658	2,354,039
Express Scripts Holding Co. (a)	33,209	2,811,806
Health Net, Inc. (a)	64,038	3,427,954
Humana, Inc.	11,424	1,640,829
UnitedHealth Group, Inc.	21,256	2,148,769
Universal Health Services, Inc. Class B	13,845	1,540,395

		30,764,502

Hotels, Restaurants & Leisure 2.5%
Carnival Corp.	88,589	4,015,739
Darden Restaurants, Inc.	31,813	1,865,196
Marriott International, Inc. Class A	27,025	2,108,761
McDonald’s Corp.	17,909	1,678,073
Panera Bread Co. Class A (a)	10,713	1,872,633
Royal Caribbean Cruises, Ltd.	24,123	1,988,459
Wyndham Worldwide Corp.	29,424	2,523,402
Yum! Brands, Inc.	34,129	2,486,298

		18,538,561

Household Durables 1.0%
Harman International Industries, Inc.	33,763	3,602,850
Leggett & Platt, Inc.	84,881	3,616,779
Whirlpool Corp.	470	91,058

		7,310,687

Household Products 1.6%
Energizer Holdings, Inc.	19,419	2,496,506
Kimberly-Clark Corp.	5,311	613,633
Procter & Gamble Co. (The)	97,775	8,906,325

		12,016,464

Industrial Conglomerates 1.3%
3M Co.	16,117	2,648,346
General Electric Co.	277,405	7,010,024

		9,658,370

Insurance 3.6%
Allstate Corp. (The)	65,870	4,627,367
American International Group, Inc.	117,151	6,561,628
Assurant, Inc.	25,552	1,748,523
Lincoln National Corp.	68,497	3,950,222
MetLife, Inc.	100	5,409
Prudential Financial, Inc.	18,685	1,690,245
Reinsurance Group of America, Inc.	38,119	3,339,987
Travelers Cos., Inc. (The)	45,409	4,806,543

		26,729,924

Internet & Catalog Retail 0.7%
Amazon.com, Inc. (a)	4,424	1,372,988
Expedia, Inc.	41,853	3,572,572
Netflix, Inc. (a)	1,209	413,007

		5,358,567

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-71

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Internet Software & Services 3.6%
AOL, Inc. (a)	35,216	$1,625,922
eBay, Inc. (a)	105,199	5,903,768
Facebook, Inc. Class A (a)	84,000	6,553,680
Google, Inc. Class A (a)	8,183	4,342,391
Google, Inc. Class C (a)	8,523	4,486,507
Rackspace Hosting, Inc. (a)	19,285	902,731
VeriSign, Inc. (a)	48,122	2,742,954

		26,557,953

IT Services 3.2%
Accenture PLC Class A	31,213	2,787,633
Automatic Data Processing, Inc.	19,382	1,615,877
Computer Sciences Corp.	58,860	3,711,123
International Business Machines Corp.	58,107	9,322,687
MasterCard, Inc. Class A	862	74,270
Visa, Inc. Class A	6,927	1,816,260
Western Union Co. (The)	49,067	878,790
Xerox Corp.	284,962	3,949,573

		24,156,213

Machinery 0.7%
Caterpillar, Inc.	59,496	5,445,669
Cummins, Inc.	98	14,129

		5,459,798

Media 3.4%
Cablevision Systems Corp. Class A	79,506	1,641,004
CBS Corp. Class B	19,538	1,081,233
Comcast Corp. Class A	158,980	9,222,430
Interpublic Group of Cos., Inc. (The)	91,774	1,906,146
News Corp. Class A (a)	237,566	3,727,411
Omnicom Group, Inc.	12,288	951,951
Time Warner Cable, Inc.	26,936	4,095,888
Walt Disney Co. (The)	27,370	2,577,980

		25,204,043

Metals & Mining 0.3%
United States Steel Corp.	76,496	2,045,503

Multi-Utilities 0.4%
Consolidated Edison, Inc.	8,069	532,635
PG&E Corp.	772	41,101
Public Service Enterprise Group, Inc.	65,908	2,729,250

		3,302,986

Multiline Retail 0.3%
Dollar Tree, Inc. (a)	28,028	1,972,611

Oil, Gas & Consumable Fuels 6.8%
Chevron Corp.	83,088	9,320,812
ConocoPhillips	86,398	5,966,646
♦Exxon Mobil Corp.	207,055	19,142,235

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
HollyFrontier Corp.	69,183	$2,592,979
Kinder Morgan, Inc.	52,350	2,214,928
Marathon Oil Corp.	70,043	1,981,516
Marathon Petroleum Corp.	26,196	2,364,451
Spectra Energy Corp.	24,264	880,783
Tesoro Corp.	25,813	1,919,197
Valero Energy Corp.	87,066	4,309,767

		50,693,314

Paper & Forest Products 0.0%‡
International Paper Co.	591	31,666

Pharmaceuticals 5.9%
AbbVie, Inc.	19,784	1,294,665
Bristol-Myers Squibb Co.	11,543	681,383
Eli Lilly & Co.	66,027	4,555,203
Hospira, Inc. (a)	31,775	1,946,219
♦Johnson & Johnson	136,924	14,318,143
Merck & Co., Inc.	172,105	9,773,843
♦Pfizer, Inc.	362,009	11,276,580

		43,846,036

Real Estate Investment Trusts 1.3%
Crown Castle International Corp.	48,693	3,832,139
Hospitality Properties Trust	17,653	547,243
Host Hotels & Resorts, Inc.	58,796	1,397,581
Weyerhaeuser Co.	115,810	4,156,421

		9,933,384

Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.	22,123	3,316,901

Road & Rail 0.4%
CSX Corp.	1,047	37,933
Union Pacific Corp.	22,935	2,732,246

		2,770,179

Semiconductors & Semiconductor Equipment 2.1%
♦Intel Corp.	294,843	10,699,852
Micron Technology, Inc. (a)	141,617	4,958,011
Skyworks Solutions, Inc.	3,012	219,003

		15,876,866

Software 4.8%
Citrix Systems, Inc. (a)	57,906	3,694,403
Electronic Arts, Inc. (a)	87,689	4,122,698
♦Microsoft Corp.	401,011	18,626,961
Oracle Corp.	208,422	9,372,737

		35,816,799

Specialty Retail 4.3%
Best Buy Co., Inc.	101,181	3,944,035
Dick’s Sporting Goods, Inc.	58,921	2,925,428
GameStop Corp. Class A	21,196	716,425

M-72	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
Gap, Inc. (The)	46,306	$1,949,946
Home Depot, Inc. (The)	87,363	9,170,494
Lowe’s Companies, Inc.	92,998	6,398,262
O’Reilly Automotive, Inc. (a)	2,670	514,295
PetSmart, Inc.	24,586	1,998,719
Ross Stores, Inc.	1,040	98,030
Staples, Inc.	244,239	4,425,611

		32,141,245

Technology Hardware, Storage & Peripherals 5.9%
♦Apple, Inc.	271,166	29,931,303
EMC Corp.	35,492	1,055,532
Hewlett-Packard Co.	162,170	6,507,882
NetApp, Inc.	20,472	848,564
SanDisk Corp.	11,780	1,154,205
Seagate Technology PLC	31,030	2,063,495
Western Digital Corp.	25,598	2,833,699

		44,394,680

Textiles, Apparel & Luxury Goods 0.1%
Coach, Inc.	11,007	413,423

Tobacco 1.7%
Altria Group, Inc.	15,071	742,548
Lorillard, Inc.	66,446	4,182,111
Philip Morris International, Inc.	92,425	7,528,017

		12,452,676

Trading Companies & Distributors 0.5%
United Rentals, Inc. (a)	34,757	3,545,562

Total Common Stocks (Cost $613,155,233)		738,746,612

Exchange-Traded Fund 1.0% (b)
S&P 500 Index—SPDR Trust Series 1	35,701	7,336,555

Total Exchange-Traded Fund (Cost $7,272,995)		7,336,555

	Principal Amount	Value
Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $163,861 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $175,000 and a Market Value of $168,347)	$163,861	$163,861

Total Short-Term Investment (Cost $163,861)		163,861

Total Investments (Cost $620,592,089) (c)	99.9%	746,247,028
Other Assets, Less Liabilities	0.1	602,178
Net Assets	100.0%	$746,849,206

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of December 31, 2014, cost was $623,002,210 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$131,734,647
Gross unrealized depreciation	(8,489,829)

Net unrealized appreciation	$123,244,818

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-73

Portfolio of Investments December 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$738,746,612	$—	$—	$738,746,612
Exchange-Traded Fund	7,336,555	—	—	7,336,555
Short-Term Investment
Repurchase Agreement	—	163,861	—	163,861

Total Investments in Securities	$746,083,167	$163,861	$—	$746,247,028

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-74	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $620,592,089)	$746,247,028
Receivables:
Dividends	886,171
Investment securities sold	445,432
Fund shares sold	383,915
Other assets	623

Total assets	747,963,169

Liabilities
Due to custodian	445,432
Payables:
Manager (See Note 3)	343,108
Fund shares redeemed	220,145
Shareholder communication	52,352
NYLIFE Distributors (See Note 3)	29,373
Professional fees	21,638
Custodian	1,267
Trustees	648

Total liabilities	1,113,963

Net assets	$746,849,206

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,903
Additional paid-in capital	557,729,615

557,756,518
Undistributed net investment income	9,715,592
Accumulated net realized gain (loss) on investments	53,722,157
Net unrealized appreciation (depreciation) on investments	125,654,939

Net assets	$746,849,206

Initial Class
Net assets applicable to outstanding shares	$605,679,111

Shares of beneficial interest outstanding	21,790,474

Net asset value per share outstanding	$27.80

Service Class
Net assets applicable to outstanding shares	$141,170,095

Shares of beneficial interest outstanding	5,112,140

Net asset value per share outstanding	$27.61

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-75

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividends	$13,958,306

Expenses
Manager (See Note 3)	3,756,980
Distribution and service—Service Class (See Note 3)	271,812
Shareholder communication	111,368
Professional fees	73,487
Custodian	21,515
Trustees	11,720
Miscellaneous	22,826

Total expenses	4,269,708

Net investment income (loss)	9,688,598

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	94,661,168
Net change in unrealized appreciation (depreciation) on investments	(9,661,982)

Net realized and unrealized gain (loss) on investments	84,999,186

Net increase (decrease) in net assets resulting from operations	$94,687,784

M-76	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,688,598	$8,653,423
Net realized gain (loss) on investments	94,661,168	109,150,579
Net change in unrealized appreciation (depreciation) on investments	(9,661,982)	63,107,241

Net increase (decrease) in net assets resulting from operations	94,687,784	180,911,243

Dividends to shareholders:
From net investment income:
Initial Class	(7,338,521)	(8,145,224)
Service Class	(1,241,076)	(1,080,957)

Total dividends to shareholders	(8,579,597)	(9,226,181)

Capital share transactions:
Net proceeds from sale of shares	60,222,806	30,616,323
Net asset value of shares issued to shareholders in reinvestment of dividends	8,579,597	9,226,181
Cost of shares redeemed	(69,860,143)	(81,381,919)

Increase (decrease) in net assets derived from capital share transactions	(1,057,740)	(41,539,415)

Net increase (decrease) in net assets	85,050,447	130,145,647

Net Assets
Beginning of year	661,798,759	531,653,112

End of year	$746,849,206	$661,798,759

Undistributed net investment income at end of year	$9,715,592	$8,614,285

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-77

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$24.58	$18.40	$16.02	$16.04	$14.48

Net investment income (loss)	0.37 (a)	0.37	0.32 (a)	0.25 (a)	0.20 (a)
Net realized and unrealized gain (loss) on investments	3.19	6.16	2.36	(0.02)	1.60

Total from investment operations	3.56	6.53	2.68	0.23	1.80

Less dividends:
From net investment income	(0.34)	(0.35)	(0.30)	(0.25)	(0.24)

Net asset value at end of year	$27.80	$24.58	$18.40	$16.02	$16.04

Total investment return	14.53%	35.66%	16.72%	1.57%	12.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%	1.48%	1.80%	1.45%	1.40%
Net expenses	0.58%	0.58%	0.59%	0.59%	0.61%
Portfolio turnover rate	111%	108%	132%	102%	107%
Net assets at end of year (in 000’s)	$605,679	$570,986	$472,324	$452,849	$574,582

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$24.44	$18.31	$15.94	$15.96	$14.41

Net investment income (loss)	0.31 (a)	0.26	0.27 (a)	0.21 (a)	0.17 (a)
Net realized and unrealized gain (loss) on investments	3.15	6.17	2.35	(0.02)	1.59

Total from investment operations	3.46	6.43	2.62	0.19	1.76

Less dividends:
From net investment income	(0.29)	(0.30)	(0.25)	(0.21)	(0.21)

Net asset value at end of year	$27.61	$24.44	$18.31	$15.94	$15.96

Total investment return	14.25%	35.32%	16.43%	1.31%	12.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%	1.23%	1.54%	1.21%	1.15%
Net expenses	0.83%	0.83%	0.84%	0.84%	0.86%
Portfolio turnover rate	111%	108%	132%	102%	107%
Net assets at end of year (in 000’s)	$141,170	$90,813	$59,329	$56,929	$65,829

(a)	Per share data based on average shares outstanding during the year.

M-78	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	4.29%	8.51%	6.47%	0.88%
Service Class Shares	4.03	8.24	6.20	1.13

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	13.69%	15.45%	7.89%
MSCI EAFE® Index[3]	–4.90	5.33	3.06
Barclays U.S. Aggregate Bond Index[3]	5.97	4.45	5.06
Conservative Allocation Composite Index[3]	7.14	8.31	6.16
Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio[4]	4.41	6.64	5.15

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%–40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-79

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,003.60	$0.15	$1,025.10	$0.15

Service Class Shares	$1,000.00	$1,002.30	$1.41	$1,023.80	$1.43

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-80	MainStay VP Conservative Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-85 for specific holdings within these categories.

M-81

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Conservative Allocation Portfolio returned 4.29% for Initial Class shares and 4.03% for Service Class shares. Over the same period, both share classes underperformed the 13.69% return of the S&P 500® Index,2 which is the Portfolio’s primary broad-based securities-market index, and outperformed the –4.90% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Over the same period, both share classes underperformed the 5.97% return of the Barclays U.S. Aggregate Bond Index2 and the 7.14% return of the Conservative Allocation Composite Index.2 These two indices are additional benchmarks of the Portfolio. Both share classes also underperformed the 4.41% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Conservative Portfolio for the 12 months ended December 31, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s substantial allocation to Underlying Portfolios/Funds that invest in international stocks or in fixed-income securities—accounted for many of the challenges the Portfolio experienced during the reporting period in terms of relative performance. International stocks and fixed-income securities generally underperformed U.S. large-cap stocks during the reporting period.

The Conservative Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. Relative to this index, the most significant detractor from relative performance was the performance of the Underlying Portfolios/Funds, which has been somewhat weak on average over the past year. A few of the positions that were noteworthy for the degree to which they weighed on relative results included holdings of MainStay VP Marketfield Portfolio, MainStay MAP Fund and MainStay Cushing Royalty Energy Income Fund.

Returns associated with the management of the Portfolio’s asset allocation policy were close to zero overall. A bias for stocks over bonds was maintained throughout the year, with the magnitude of the bias varying constructively. Equity positions were enlarged in periods of market turmoil to exploit better pricing, and they were scaled down during periods of market complacency. On the downside, the inclusion of international stocks alongside U.S. issuers reduced the benefit of this policy. A larger detracting factor was the Portfolio’s short-duration3 posture, which we have maintained for quite some time in anticipation of rising yields. During the reporting period, however, the opposite occurred. Intermediate- and long-term interest rates fell, which caused our duration positioning to offset any gains from adjusting the mix of stocks and bonds in the Portfolio.

How did you allocate the Portfolio’s assets during the reporting period and why?

A variety of information is considered in the management of the Portfolio including the portfolio-level characteristics of the Underlying Portfolios/Funds, including capitalization, style biases, sector exposures, credit quality and duration. We also consider attributes of the individual holdings within the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that we believe occupy attractively valued segments of the market, invest in fairly priced

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-82	MainStay VP Conservative Allocation Portfolio

securities and are steered by individuals who have consistently demonstrated capable management in the past.

As previously noted, we had a persistent preference for stocks over bonds, but the exact blend varied over the course of the reporting period in response to the changing market environment. The fact that international equities, as well as U.S. stocks, were held in amounts greater than in the Conservative Allocation Composite Index diminished the positive effects on performance. Within U.S. equities, the reporting period began with a tilt toward small-capitalization companies and growth-oriented stocks. Both of these biases were unwound during the spring. While initially profitable, any gains had largely been eliminated by the time the biases were fully removed, resulting in little net impact on performance. At the end of the reporting period we returned to our preference for small-cap issues because our earlier valuation concerns had been resolved.

On the fixed-income side, the Portfolio continues to maintain a shorter duration than the benchmark, as has been the case for a couple of years. This reflects our belief that healthy levels of economic growth may render further monetary intervention inappropriate and ultimately lead to upward pressure on wages and consumer pricing. That view was entirely misplaced during 2014, as intermediate- and long-term interest rates fell and investors focused more on the risk of deflation than the risk of inflation. Fortunately, the impact on the Portfolio was modest. A tilt toward instruments with speculative quality profiles that had been in place for a couple of years was gradually moved toward the composite benchmark’s exposure. By the end of the reporting period, we were effectively neutral with regard to credit. Looking back over several years, management of credit quality has added significantly to returns, but the effect on performance in 2014 was immaterial.

How did the Portfolio’s allocations change over the course of the reporting period?

The most significant allocation adjustments reflected the allocation changes in the Prospectus effective May 1, 2014. An assessment of global capital markets and an analysis of competitive portfolios suggested that international equities from developed and developing nations should represent a larger portion of the Portfolio’s assets and that this additional allocation should be drawn from U.S. equities. Overall target allocations to stocks and bonds were unaffected. As a result, the Portfolio increased its allocations to MainStay ICAP International Equity Fund, MainStay International Opportunities Fund, MainStay VP International Equity Portfolio, MainStay Emerging Markets Opportunities Fund and MainStay VP

Emerging Markets Equity Portfolio (formerly MainStay VP DFA / DuPont Emerging Markets Portfolio).

Several Underlying Portfolios/Funds that invest in U.S. equities saw allocation decreases as the shift toward international stocks became effective, but MainStay VP U.S. Small Cap Portfolio and MainStay VP Cornerstone Growth Portfolio experienced disproportionate reductions. After leaning in favor of Underlying Portfolios/Funds that invest in smaller capitalization stocks and more growth-oriented issues for some time, we gravitated back to a neutral posture. In the case of capitalization, we began to reverse course, and the Portfolio’s allocation to MainStay VP U.S. Small Cap Portfolio was partly restored.

Also noteworthy were new positions in MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Royalty Energy Income Fund. Although both of these Underlying Portfolios/Funds have been adversely affected by the decline in crude oil prices, we believed that they may benefit over time from technology-driven improvements in domestic energy production.

On the fixed-income side, we upgraded average credit quality as positions in MainStay High Yield Municipal Bond Fund and MainStay VP Floating Rate Portfolio were reduced in favor of a combination of MainStay VP Bond Portfolio and cash instruments. In our opinion, return opportunities in speculative-grade bonds have diminished in recent years, yet the risks remain significant. We view that tradeoff as increasingly unattractive and so we have moved to neutralize exposure to credit.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Portfolios/Funds in which the Portfolio invested, the highest total returns came from MainStay U.S. Equity Opportunities Fund and MainStay VP Mid Cap Core Portfolio, with MainStay Epoch U.S. All Cap Fund not far behind. At the other end of the spectrum, MainStay Cushing Royalty Energy Income Fund posted the worst total return

M-83

by a substantial margin because of the sharp drop in crude oil prices during the reporting period. MainStay Emerging Markets Equity Portfolio and MainStay VP Marketfield Portfolio also posted double-digit negative returns.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

A comparatively large position in MainStay VP Large Cap Growth Portfolio made the most significant contribution to the Portfolio’s performance, followed closely by smaller positions in MainStay VP S&P 500 Index Portfolio and MainStay U.S. Equity Opportunities Fund. (Contributions take weightings and total returns into account.) The two most notable detractors from performance had relatively small positions in the Portfolio: MainStay VP Marketfield Portfolio and MainStay Cushing Royalty Energy Income Fund.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Upward pressure on yields and downward pressure on credit spreads typically comes from persistent domestic economic growth, strong corporate earnings and a steady decline in the unemployment rate. Other factors, however, appear to have been powerful over the past year. With Europe flirting with recession, growth rates in China ebbing, Japan mired in the effects of a tax hike, Russia struggling with sanctions and falling oil prices, and Brazil facing a variety of economic challenges, growth estimates for global gross domestic product (GDP) were very soft and supported sovereign bond pricing not just in the U.S., but in many developed nations. Deflationary concerns in many countries, a strong dollar and falling energy prices also pushed yields lower, while concerns about the durability of corporate earnings and the ability of issuers to service debt have led to wider spreads on lower-grade bonds.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Fund’s performance and which segments were particularly weak?

Broadly speaking, higher-quality and longer-duration bonds fared best during the reporting period. Municipal bonds bounced back from a sell-off in the summer of 2013 and performed quite well during the reporting period, although they were only held in the Portfolio for a short time. Investors in cash instruments earned a near zero return in nominal terms and lost money after adjusting for inflation.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed Income Portfolios/Funds were the greatest detractors?

A large position in MainStay VP Bond Portfolio was the most significant contributor to performance, with a much smaller position in MainStay Total Return Bond Fund trailing some distance behind. No Underlying Fixed-Income Portfolios/Funds in which the Portfolio invested generated negative performance for the full year. Cash holdings, however, added basically nothing; and the contribution from MainStay Short Duration High Yield Fund was also quite small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-84	MainStay VP Conservative Allocation Portfolio

Portfolio of Investments December 31, 2014

	Shares	Value
Affiliated Investment Companies 94.0%†
Equity Funds 39.8%
MainStay Cushing Renaissance Advantage Fund Class I	394,332	$8,896,125
MainStay Cushing Royalty Energy Income Fund Class I (a)	588,477	6,014,232
MainStay Emerging Markets Opportunities Fund Class I (a)	1,007,413	9,489,832
MainStay Epoch Global Choice Fund Class I (a)	1,398,905	26,998,858
MainStay Epoch U.S. All Cap Fund Class I	936,576	27,179,448
MainStay ICAP Equity Fund Class I	505,978	25,956,678
MainStay ICAP International Fund Class I	801,251	26,273,012
MainStay International Opportunities Fund Class I (a)	2,701,087	22,175,928
MainStay MAP Fund Class I	734,674	32,612,200
MainStay U.S. Equity Opportunities Fund Class I (a)	3,497,399	29,203,278
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	1,179,767	15,731,640
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	1,139,741	9,420,229
MainStay VP International Equity Portfolio Initial Class	650,573	8,690,024
MainStay VP Large Cap Growth Portfolio Initial Class (a)	1,398,924	31,444,448
MainStay VP Marketfield Portfolio Initial Class (a)(b)	1,804,466	17,723,144
MainStay VP Mid Cap Core Portfolio Initial Class	809,468	12,810,335
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	2,809,670	39,041,014
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	972,297	13,148,259

Total Equity Funds (Cost $362,501,538)		362,808,684

Fixed Income Funds 54.2%
MainStay Short Duration High Yield Fund Class I (a)	4,048,594	39,919,139
MainStay Total Return Bond Fund Class I	3,417,770	36,638,489
MainStay VP Bond Portfolio Initial Class (a)	20,686,314	300,332,433
MainStay VP Floating Rate Portfolio Initial Class (a)	5,601,389	50,695,555
MainStay VP High Yield Corporate Bond Portfolio Initial Class	3,129,785	30,791,704
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	3,595,493	36,388,950

Total Fixed Income Funds (Cost $502,887,389)		494,766,270

Total Affiliated Investment Companies (Cost $865,388,927)		857,574,954

	Principal Amount	Value
Short-Term Investment 1.0%
Repurchase Agreement 1.0%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $8,805,259 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 1/31/21, with a Principal Amount of $8,785,000 and a Market Value of $8,982,039)	$8,805,259	$8,805,259

Total Short-Term Investment (Cost $8,805,259)		8,805,259

Total Investments (Cost $874,194,186) (c)	95.0%	866,380,213
Other Assets, Less Liabilities	5.0	45,670,014
Net Assets	100.0%	$912,050,227

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of December 31, 2014, cost was $874,714,886 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$12,965,854
Gross unrealized depreciation	(21,300,527)

Net unrealized depreciation	$(8,334,673)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-85

Portfolio of Investments December 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$362,808,684	$—	$—	$362,808,684
Fixed Income Funds	494,766,270	—	—	494,766,270
Short-Term Investment
Repurchase Agreement	—	8,805,259	—	8,805,259

Total Investments in Securities	$857,574,954	$8,805,259	$—	$866,380,213

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-86	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in affiliated investment companies, at value (identified cost $865,388,927)	$857,574,954
Repurchase agreement, at value (identified cost $8,805,259)	8,805,259
Cash	45,805,570
Receivables:
Fund shares sold	424,921

Total assets	912,610,704

Liabilities
Payables:
Fund shares redeemed	290,193
NYLIFE Distributors (See Note 3)	189,244
Shareholder communication	60,192
Professional fees	16,764
Trustees	814
Custodian	39
Accrued expenses	3,231

Total liabilities	560,477

Net assets	$912,050,227

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$77,714
Additional paid-in capital	869,707,813

869,785,527
Undistributed net investment income	20,247,259
Accumulated net realized gain (loss) on investments	29,831,414
Net unrealized appreciation (depreciation) on investments	(7,813,973)

Net assets	$912,050,227

Initial Class
Net assets applicable to outstanding shares	$15,669,427

Shares of beneficial interest outstanding	1,322,798

Net asset value per share outstanding	$11.85

Service Class
Net assets applicable to outstanding shares	$896,380,800

Shares of beneficial interest outstanding	76,391,307

Net asset value per share outstanding	$11.73

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-87

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$18,311,998

Expenses
Distribution and service—Service Class (See Note 3)	2,181,602
Shareholder communication	145,518
Professional fees	58,059
Trustees	15,069
Custodian	7,622
Miscellaneous	22,274

Total expenses	2,430,144

Net investment income (loss)	15,881,854

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	37,000,564
Realized capital gain distributions from affiliated investment companies	22,642,598

Net realized gain (loss) on investments from affiliated investment companies	59,643,162

Net change in unrealized appreciation (depreciation) on investments	(40,600,122)

Net realized and unrealized gain (loss) on investments	19,043,040

Net increase (decrease) in net assets resulting from operations	$34,924,894

M-88	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,881,854	$13,544,233
Net realized gain (loss) on investments from affiliated investment companies	59,643,162	66,467,680
Net change in unrealized appreciation (depreciation) on investments	(40,600,122)	13,256,070

Net increase (decrease) in net assets resulting from operations	34,924,894	93,267,983

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(382,604)	(357,740)
Service Class	(20,415,364)	(18,376,257)

	(20,797,968)	(18,733,997)

From net realized gain on investments:
Initial Class	(989,820)	(372,497)
Service Class	(57,771,177)	(20,710,900)

	(58,760,997)	(21,083,397)

Total dividends and distributions to shareholders	(79,558,965)	(39,817,394)

Capital share transactions:
Net proceeds from sale of shares	117,323,356	158,625,237
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	79,558,965	39,817,394
Cost of shares redeemed	(94,158,198)	(90,918,239)

Increase (decrease) in net assets derived from capital share transactions	102,724,123	107,524,392

Net increase (decrease) in net assets	58,090,052	160,974,981

Net Assets
Beginning of year	853,960,175	692,985,194

End of year	$912,050,227	$853,960,175

Undistributed net investment income at end of year	$20,247,259	$20,797,945

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-89

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$12.47	$11.62	$11.35	$11.34	$10.37

Net investment income (loss) (a)	0.25	0.24	0.28	0.28	0.29
Net realized and unrealized gain (loss) on investments	0.28	1.24	0.93	0.03	0.95

Total from investment operations	0.53	1.48	1.21	0.31	1.24

Less dividends and distributions:
From net investment income	(0.32)	(0.31)	(0.26)	(0.25)	(0.27)
From net realized gain on investments	(0.83)	(0.32)	(0.68)	(0.05)	—

Total dividends and distributions	(1.15)	(0.63)	(0.94)	(0.30)	(0.27)

Net asset value at end of year	$11.85	$12.47	$11.62	$11.35	$11.34

Total investment return	4.29%	13.03%	10.69%	2.90%	12.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99%	1.96%	2.34%	2.44%	2.66%
Net expenses (b)	0.03%	0.03%	0.03%	0.04%	0.05%
Portfolio turnover rate	47%	56%	53%	62%	26%
Net assets at end of year (in 000’s)	$15,669	$14,971	$12,866	$9,472	$8,123

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$12.37	$11.54	$11.28	$11.28	$10.33

Net investment income (loss) (a)	0.22	0.21	0.24	0.25	0.27
Net realized and unrealized gain (loss) on investments	0.26	1.23	0.93	0.03	0.94

Total from investment operations	0.48	1.44	1.17	0.28	1.21

Less dividends and distributions:
From net investment income	(0.29)	(0.29)	(0.23)	(0.23)	(0.26)
From net realized gain on investments	(0.83)	(0.32)	(0.68)	(0.05)	—

Total dividends and distributions	(1.12)	(0.61)	(0.91)	(0.28)	(0.26)

Net asset value at end of year	$11.73	$12.37	$11.54	$11.28	$11.28

Total investment return	4.03%	12.75%	10.42%	2.65%	11.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.78%	1.73%	2.07%	2.23%	2.47%
Net expenses (b)	0.28%	0.28%	0.28%	0.29%	0.30%
Portfolio turnover rate	47%	56%	53%	62%	26%
Net assets at end of year (in 000’s)	$896,381	$838,989	$680,119	$518,788	$408,238

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-90	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Convertible Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	7.98%	10.65%	7.94%	0.64%
Service Class Shares	7.71	10.37	7.67	0.89

Benchmark Performance	One Year	Five Years	Ten Years
Bank of America Merrill Lynch All U.S. Convertibles Index[3]	9.44%	11.72%	7.11%
Average Lipper Convertible Securities Fund[4]	6.53	9.51	6.05

1.	Performance figures shown for the ten-year period ended December 31, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.94% for Initial Class shares and 7.67% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-91

Cost in Dollars of a $1,000 Investment in MainStay VP Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,007.80	$3.19	$1,022.00	$3.21

Service Class Shares	$1,000.00	$1,006.50	$4.45	$1,020.80	$4.48

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.63% for Initial Class and 0.88% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-92	MainStay VP Convertible Portfolio

Portfolio Composition as of December 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-96 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2014 (excluding short-term investment) (Unaudited)

1.	Gilead Sciences, Inc., 1.625%, due 5/1/16

2.	JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.), (zero coupon), due 5/5/15

3.	Priceline Group, Inc. (The), 0.35%–1.00%, due 3/15/18–6/15/20

4.	United Airlines, Inc., 4.50%, due 1/15/15

5.	Stanley Black & Decker, Inc., 4.75%–6.25%
6.	Danaher Corp., (zero coupon), due 1/22/21

7.	Jarden Corp., 1.875%, due 9/15/18

8.	Xilinx, Inc., 2.625%, due 6/15/17

9.	Teva Pharmaceutical Finance Co. LLC, 0.25%, due 2/1/26

10.	United States Steel Corp., 2.75%, due 4/1/19

M-93

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Convertible Portfolio perform relative to its primary benchmark and peers during 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Convertible Portfolio returned 7.98% for Initial Class shares and 7.71% for Service Class shares. Over the same period, both share classes underperformed the 9.44% return of the Bank of America Merrill Lynch All U.S. Convertibles Index,1 which is the Portfolio’s primary broad-based securities-market index. Both share classes outperformed the 6.53% return of the average Lipper1 Convertible Securities Fund for the 12 months ended December 31, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s relative performance was primarily affected by sector allocation, security selection, and equity sensitivity, or delta.2 The primary driver of convertible performance during the reporting period was the appreciation of underlying equity securities. In general, funds that owned convertibles with high delta (or high levels of equity sensitivity) experienced superior investment performance. During the reporting period, the Portfolio had a delta that was slightly higher than that of the Index and average peer fund. Unfortunately, however, the Portfolio did not own several of the better-performing, equity-sensitive and more-speculative convertible securities in the Bank of America Merrill Lynch All U.S. Convertibles Index, such as Tesla Motors, Intermune and the equity-sensitive series of Illumina bonds. This positioning detracted from the Portfolio’s relative performance.

What was the Portfolio’s duration3 strategy during the reporting period?

Because convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates, duration does not guide our investment decisions. At the end of the reporting period, the effective duration of the Portfolio was 4.4 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Because convertible bond performance is largely determined by the performance of the underlying equity security, our decision-making process is guided by our analysis of the underlying equity and whether the convertible security is likely to participate in the equity’s upside and provide some measure of protection on the downside. Our equity analysis looks at the health and prospects of the underlying business, the strength of management, financial stability and valuation of the security in question.

Market conditions generally do not affect our decisions. We stick to our process, which uses fundamental research and focuses on attractive bonds and valuations.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

The strongest positive sector contributions came from biotechnology and pharmaceutical holdings. (Contributions take weightings and total returns into account.)

The convertible bonds of biotechnology company Gilead Sciences and pharmaceutical company Salix Pharmaceuticals were among the best performers in the Portfolio based on dollar gains for the reporting period. Gilead Sciences performed well, as sales of Sovaldi, its recently approved treatment for hepatitis C exceeded even the most optimistic projections. Salix Pharmaceuticals performed well, with rapid sales growth in its drugs for gastrointestinal disorders. Salix Pharmaceuticals was also mentioned as a possible takeover target, which sent the company’s shares and convertible bonds to an all-time high. We trimmed our holdings of Gilead Sciences and Salix Pharmaceuticals during the reporting period following sharp advances in their bond prices.

Several semiconductor-related companies were among the Portfolio’s strongest positive contributors

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Delta is a measure of how much the price of an option (such as an option to convert) will change with changes in the price of the underlying stock.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-94	MainStay VP Convertible Portfolio

during the reporting period. The convertible bonds of Spansion, Intel and Micron Technology were among the Portfolio’s best performers. All three companies reported earnings that exceeded investor expectations amid strong demand and a more rational supply environment. Spansion was a particularly strong performer after the company announced in December that it plans to merge with Cypress Semiconductor.

The Portfolio’s convertible bond holding in United Continental Airlines was the best-performing security in the Portfolio during the reporting period. United Continental, and airlines in general, continued to benefit from growth in passenger revenue, a rationalization of supply through recent industry mergers, sharply lower fuel prices and added revenue from ancillary fees such as baggage charges and meals.

The weakest sector contributions came from manufacturing and marine transportation. The Portfolio’s convertible bond position in Chart Industries, a manufacturer of steel vessels that hold gases such as oxygen, was the Portfolio’s weakest performer in terms of dollars lost. Chart Industries also makes heat exchangers used to cool natural gas to a liquid form. The company’s oxygen tank business suffered from slowing health care spending, and the energy-related businesses were hurt by a slowdown in orders from China.

The convertible bonds of Hornbeck Offshore and the common stock of Tidewater were poor performers for the Portfolio during the reporting period. Both companies provide marine transportation services to the offshore oil & gas exploration & production subindustry. Both companies suffered from declining day-rates for offshore drilling rigs. As day-rates for rigs declined, investors feared that a similar fate awaited the offshore marine vessels that serviced them. Day-rates for marine vessels, however, held up relatively well during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period we added to the Portfolio’s position in the convertible bonds of semiconductor company Spansion. Given the strong demand for flash memory products, we believed that the company’s share price did not reflect the company’s near- and mid-term earnings potential. We initiated a position in the convertible bonds of Pacira Pharmaceuticals, whose recently introduced pain relief drug Exparel could, in our opinion, capture a significant share of the postoperative pain-relief market. We also purchased the convertible bonds of Macquarie Infrastructure, as the company generated significant free cash flow from its marine port and aviation facilities.

In addition, we sold the Portfolio’s position in Yahoo! Inc. convertible bonds, as we did not see a catalyst to further drive the company’s share price higher following the recent IPO of Alibaba. Yahoo! was an early investor and is a major shareholder in Alibaba. We also sold our holding of Spansion bonds in December, following the company’s announcement that it would merge with Cypress Semiconductor. As Spansion’s share price rose more than 20% following the news, we believed that further upside would be limited.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio decreased its weightings in the financials, industrials and energy sectors. The Portfolio increased its weighting in the information technology sector.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the Portfolio held overweight positions relative to the Bank of America Merrill Lynch All U.S. Convertibles Index in the consumer discretionary, energy, information technology, materials and telecommunication services sectors. As of the same date, the Portfolio held underweight positions relative to the Index in the financials and utilities sectors. As of December 31, 2014, the Portfolio had a market weighting in health care and consumer staples.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-95

Portfolio of Investments December 31, 2014

	Principal Amount	Value
Convertible Securities 90.5%† Convertible Bonds 81.2%
Airlines 2.6%
♦United Airlines, Inc. 4.50%, due 1/15/15	$4,603,000	$16,142,146

Auto Manufacturers 2.2%
Fiat Chrysler Automobiles N.V. 7.875%, due 12/15/16	2,955,000	3,154,610
Navistar International Corp. 4.75%, due 4/15/19 (a)	2,802,000	2,693,423
Wabash National Corp. 3.375%, due 5/1/18	5,944,000	7,567,455

		13,415,488

Biotechnology 6.6%
BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	5,587,000	6,596,152
♦Gilead Sciences, Inc. 1.625%, due 5/1/16	4,200,000	17,390,646
Illumina, Inc.
(zero coupon), due 6/15/19 (a)	2,699,000	2,972,274
0.50%, due 6/15/21 (a)	2,699,000	3,070,112
Incyte Corp. 0.375%, due 11/15/18	2,629,000	3,940,214
Isis Pharmaceuticals, Inc. 1.00%, due 11/15/21 (a)	2,993,000	3,365,254
Medicines Co. (The) 1.375%, due 6/1/17	2,787,000	3,231,178

		40,565,830

Commercial Services 1.7%
Carriage Services, Inc. 2.75%, due 3/15/21 (a)	98,000	106,514
Live Nation Entertainment, Inc. 2.50%, due 5/15/19 (a)	7,239,000	7,664,292
Macquarie Infrastructure Co. LLC 2.875%, due 7/15/19	2,253,000	2,571,236

		10,342,042

Computers 1.5%
SanDisk Corp. 0.50%, due 10/15/20	7,726,000	9,319,487

Distribution & Wholesale 0.5%
WESCO International, Inc. 6.00%, due 9/15/29	1,148,000	3,093,860

	Principal Amount	Value
Energy—Alternate Sources 0.2%
SolarCity Corp. 1.625%, due 11/1/19 (a)	$1,181,000	$1,073,234

Finance—Leasing Companies 1.3%
Air Lease Corp. 3.875%, due 12/1/18	5,754,000	7,890,172

Health Care—Products 4.0%
Hologic, Inc. 2.00%, due 3/1/42 (b)	5,246,000	5,855,847
Insulet Corp. 2.00%, due 6/15/19	1,958,000	2,307,993
Quidel Corp. 3.25%, due 12/15/20	788,000	882,068
Teleflex, Inc. 3.875%, due 8/1/17	5,964,000	11,219,775
Wright Medical Group, Inc. 2.00%, due 8/15/17	3,663,000	4,439,098

		24,704,781

Health Care—Services 1.4%
Anthem, Inc. 2.75%, due 10/15/42	4,852,000	8,375,765

Home Builders 0.8%
Lennar Corp. 3.25%, due 11/15/21 (a)	2,673,000	5,192,303

Home Furnishing 0.4%
TiVo, Inc. 2.00%, due 10/1/21 (a)	2,359,000	2,267,589

Household Products & Wares 2.3%
♦Jarden Corp. 1.875%, due 9/15/18	9,099,000	14,313,864

Insurance 2.1%
American Equity Investment Life Holding Co. 3.50%, due 9/15/15 (a)	3,534,000	8,256,307
Radian Group, Inc. 2.25%, due 3/1/19	3,014,000	4,861,959

		13,118,266

Internet 5.9%
AOL, Inc. 0.75%, due 9/1/19 (a)	5,826,000	6,197,407

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2014, excluding short-term investment. May be subject to change daily.

M-96	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Internet (continued)
HomeAway, Inc. 0.125%, due 4/1/19 (a)	$8,836,000	$8,311,362
♦Priceline Group, Inc. (The)
0.35%, due 6/15/20	4,893,000	5,480,160
1.00%, due 3/15/18	8,317,000	11,092,799
Twitter, Inc. 0.25%, due 9/15/19 (a)	6,265,000	5,474,044

		36,555,772

Iron & Steel 2.0%
♦United States Steel Corp. 2.75%, due 4/1/19	10,121,000	12,625,947

Lodging 0.9%
MGM Resorts International 4.25%, due 4/15/15	4,906,000	5,801,345

Machinery—Diversified 1.2%
Chart Industries, Inc. 2.00%, due 8/1/18	7,544,000	7,256,385

Media 0.7%
Liberty Interactive LLC 3.50%, due 1/15/31	292,000	157,315
Liberty Media Corp. 1.375%, due 10/15/23	3,916,000	3,881,735

		4,039,050

Metal Fabricate & Hardware 1.2%
RTI International Metals, Inc. 1.625%, due 10/15/19	7,493,000	7,319,724

Miscellaneous—Manufacturing 2.3%
♦Danaher Corp. (zero coupon), due 1/22/21	5,805,000	14,447,194

Oil & Gas Services 5.2%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	7,918,000	8,823,621
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/5/15 (a)(c)	11,252,000	16,975,892
Newpark Resources, Inc. 4.00%, due 10/1/17	2,427,000	2,740,993
SEACOR Holdings, Inc. 2.50%, due 12/15/27	1,751,000	1,860,438
Subsea 7 S.A. 1.00%, due 10/5/17	2,000,000	1,824,000

		32,224,944

	Principal Amount	Value
Pharmaceuticals 5.8%
Depomed, Inc. 2.50%, due 9/1/21	$2,729,000	$2,952,437
Omnicare, Inc. 3.50%, due 2/15/44	6,968,000	8,361,600
Pacira Pharmaceuticals, Inc. 3.25%, due 2/1/19	1,915,000	6,854,503
Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19	2,524,000	4,614,188
♦Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	9,464,000	12,977,510

		35,760,238

Real Estate Investment Trusts 2.8%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	4,322,000	7,987,596
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	6,391,000	9,434,714

		17,422,310

Semiconductors 11.9%
Intel Corp. 3.25%, due 8/1/39	6,303,000	10,971,191
InvenSense, Inc. 1.75%, due 11/1/18	2,698,000	2,692,941
Microchip Technology, Inc. 2.125%, due 12/15/37	5,631,000	10,072,451
Novellus Systems, Inc. 2.625%, due 5/15/41	5,061,000	11,627,647
NVIDIA Corp. 1.00%, due 12/1/18	4,488,000	5,180,835
NXP Semiconductors N.V. 1.00%, due 12/1/19 (a)	4,247,000	4,371,756
ON Semiconductor Corp. Series B 2.625%, due 12/15/26	6,249,000	7,451,933
Rambus, Inc. 1.125%, due 8/15/18	2,076,000	2,357,558
SunEdison, Inc. 0.25%, due 1/15/20 (a)	5,551,000	5,405,286
♦Xilinx, Inc. 2.625%, due 6/15/17	8,771,000	13,244,210

		73,375,808

Software 10.0%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	5,946,000	6,332,490
Citrix Systems, Inc. 0.50%, due 4/15/19 (a)	2,999,000	3,162,071
Medidata Solutions, Inc. 1.00%, due 8/1/18	6,356,000	6,999,545
Nuance Communications, Inc. 2.75%, due 11/1/31	5,927,000	5,938,113
Proofpoint, Inc. 1.25%, due 12/15/18	4,637,000	6,355,588

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-97

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Software (continued)
Red Hat, Inc. 0.25%, due 10/1/19 (a)	$8,536,000	$10,115,160
Salesforce.com, Inc. 0.25%, due 4/1/18	10,873,000	12,415,607
Verint Systems, Inc. 1.50%, due 6/1/21	9,641,000	10,689,459

		62,008,033

Telecommunications 2.2%
Ciena Corp. 3.75%, due 10/15/18 (a)	7,065,000	8,782,678
Finisar Corp. 0.50%, due 12/15/33	5,343,000	5,075,850

		13,858,528

Transportation 1.5%
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	2,525,000	2,105,219
XPO Logistics, Inc. 4.50%, due 10/1/17	2,887,000	7,363,654

		9,468,873

Total Convertible Bonds (Cost $423,755,444)		501,978,978

	Shares
Convertible Preferred Stocks 9.3%
Aerospace & Defense 1.5%
United Technologies Corp. 7.50%	151,576	9,296,156

Food 1.4%
Post Holdings, Inc.
2.50% (a)	19,292	1,646,250
3.75% (a)	27,639	2,705,139
Tyson Foods, Inc. 4.75%	87,752	4,417,436

		8,768,825

Hand & Machine Tools 2.5%
♦Stanley Black & Decker, Inc.
4.75%	67,155	9,259,331
6.25%	50,521	5,948,343

		15,207,674

Insurance 0.3%
Maiden Holdings, Ltd. 7.25%	40,993	1,980,782

	Shares	Value
Iron & Steel 0.9%
ArcelorMittal 6.00%	324,819	$5,619,369

Mining 0.5%
Alcoa, Inc. 5.38%	59,015	2,977,307

Oil & Gas 0.1%
Sanchez Energy Corp. Series A 4.875%	23,784	765,911

Real Estate Investment Trusts 1.6%
American Tower Corp. Series A 5.25%	18,288	2,102,388
Crown Castle International Corp. Series A 4.50%	57,523	5,924,294
Health Care REIT, Inc. Series I 6.50%	26,800	1,764,780

		9,791,462

Telecommunications 0.5%
T-Mobile U.S., Inc. 5.50%	60,081	3,183,692

Total Convertible Preferred Stocks (Cost $58,398,114)		57,591,178

Total Convertible Securities (Cost $482,153,558)		559,570,156

Common Stocks 1.1%
Auto Manufacturers 0.4%
General Motors Co.	72,307	2,524,238

Oil & Gas Services 0.7%
Cameron International Corp. (d)	33,365	1,666,582
Halliburton Co.	73,392	2,886,507

		4,553,089

Total Common Stocks (Cost $7,954,609)		7,077,327

M-98	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Warrants	Value
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (d)	634	$16,015
Strike Price $18.33 Expires 7/10/19 (d)	634	10,860

Total Warrants (Cost $569)		26,875

	Principal Amount
Short-Term Investment 8.2%
Repurchase Agreement 8.2%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $50,613,166 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $53,670,000 and a Market Value of $51,629,467)	$50,613,166	50,613,166

Total Short-Term Investment (Cost $50,613,166)		50,613,166

Total Investments (Cost $540,721,902) (e)	99.8%	617,287,524
Other Assets, Less Liabilities	0.2	1,338,375
Net Assets	100.0%	$618,625,899
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown was the rate in effect as of December 31, 2014.

(c)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents 2.7% of the Portfolio’s net assets.

(d)	Non-income producing security.

(e)	As of December 31, 2014, cost was $549,517,320 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$79,283,323
Gross unrealized depreciation	(11,513,119)

Net unrealized appreciation	$67,770,204

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-99

Portfolio of Investments December 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$501,978,978	$—	$501,978,978
Convertible Preferred Stocks (b)	52,473,878	5,117,300	—	57,591,178

Total Convertible Securities	52,473,878	507,096,278	—	559,570,156

Common Stocks	7,077,327	—	—	7,077,327
Warrants	26,875	—	—	26,875
Short-Term Investment
Repurchase Agreement	—	50,613,166	—	50,613,166

Total Investments in Securities	$59,578,080	$557,709,444	$—	$617,287,524

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 securities valued at $4,351,389 and $765,911 are held in Food and Oil & Gas, respectively, within the Convertible Preferred Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2014, convertible preferred stocks with a market value of $4,936,656 transferred from Level 1 to Level 2 as the prices of these securities were based on evaluated bid pricing compared with the prior year prices which were based on quoted prices. The values as of December 31, 2014 for these securities are based on evaluated bid pricing. (See Note 2)

As of December 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2014 (a)
Convertible Bonds
Internet	$234	$—	$—	$(234	)(b)	$—	$—	$—	$—	$—	$—

Total	$234	$—	$—	$(234)		$—	$—	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	At Home Corp. was removed from the books and records on March 3, 2014.

M-100	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $540,721,902)	$617,287,524
Receivables:
Dividends and interest	1,764,987
Fund shares sold	287,923
Other assets	489

Total assets	619,340,923

Liabilities
Payables:
Manager (See Note 3)	310,122
Fund shares redeemed	238,880
NYLIFE Distributors (See Note 3)	97,676
Shareholder communication	40,789
Professional fees	26,164
Custodian	837
Trustees	556

Total liabilities	715,024

Net assets	$618,625,899

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$46,372
Additional paid-in capital	492,663,962

492,710,334
Undistributed net investment income	1,667,645
Accumulated net realized gain (loss) on investments	47,682,298
Net unrealized appreciation (depreciation) on investments	76,565,622

Net assets	$618,625,899

Initial Class
Net assets applicable to outstanding shares	$158,219,831

Shares of beneficial interest outstanding	11,802,623

Net asset value per share outstanding	$13.41

Service Class
Net assets applicable to outstanding shares	$460,406,068

Shares of beneficial interest outstanding	34,569,217

Net asset value per share outstanding	$13.32

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-101

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Interest	$7,924,666
Dividends	3,285,571

Total income	11,210,237

Expenses
Manager (See Note 3)	3,583,444
Distribution and service—Service Class (See Note 3)	1,114,804
Shareholder communication	99,889
Professional fees	91,186
Custodian	11,162
Trustees	10,388
Miscellaneous	20,326

Total expenses	4,931,199

Net investment income (loss)	6,279,038

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	59,748,649
Net change in unrealized appreciation (depreciation) on investments	(20,775,623)

Net realized and unrealized gain (loss) on investments	38,973,026

Net increase (decrease) in net assets resulting from operations	$45,252,064

M-102	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,279,038	$5,664,251
Net realized gain (loss) on investments	59,748,649	27,021,603
Net change in unrealized appreciation (depreciation) on investments	(20,775,623)	82,673,034

Net increase (decrease) in net assets resulting from operations	45,252,064	115,358,888

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(5,258,614)	(3,650,810)
Service Class	(12,634,776)	(8,394,204)

	(17,893,390)	(12,045,014)

From net realized gain on investments:
Initial Class	(6,416,994)	(10,148,129)
Service Class	(18,495,165)	(25,574,249)

	(24,912,159)	(35,722,378)

Total dividends and distributions to shareholders	(42,805,549)	(47,767,392)

Capital share transactions:
Net proceeds from sale of shares	66,288,907	68,216,417
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	42,805,549	47,767,392
Cost of shares redeemed	(72,678,737)	(69,400,964)

Increase (decrease) in net assets derived from capital share transactions	36,415,719	46,582,845

Net increase (decrease) in net assets	38,862,234	114,174,341

Net Assets
Beginning of year	579,763,665	465,589,324

End of year	$618,625,899	$579,763,665

Undistributed net investment income at end of year	$1,667,645	$9,142,891

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-103

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.38	$11.70	$11.09	$11.96	$10.45

Net investment income (loss) (a)	0.16	0.17	0.25	0.29	0.30
Net realized and unrealized gain (loss) on investments	0.88	2.73	0.75	(0.88)	1.53

Total from investment operations	1.04	2.90	1.00	(0.59)	1.83

Less dividends and distributions:
From net investment income	(0.45)	(0.32)	(0.35)	(0.28)	(0.32)
From net realized gain on investments	(0.56)	(0.90)	(0.04)	—	—

Total dividends and distributions	(1.01)	(1.22)	(0.39)	(0.28)	(0.32)

Net asset value at end of year	$13.41	$13.38	$11.70	$11.09	$11.96

Total investment return	7.98%	25.35%	9.13%	(4.75%)	17.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%	1.29%	2.12%	2.43%	2.77%
Net expenses	0.63%	0.64%	0.64%	0.65%	0.66%
Portfolio turnover rate	55%	77%	69%	80%	83%
Net assets at end of year (in 000’s)	$158,220	$160,947	$149,653	$173,777	$223,633

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.27	$11.61	$11.01	$11.89	$10.39

Net investment income (loss) (a)	0.13	0.13	0.22	0.26	0.27
Net realized and unrealized gain (loss) on investments	0.86	2.73	0.74	(0.88)	1.53

Total from investment operations	0.99	2.86	0.96	(0.62)	1.80

Less dividends and distributions:
From net investment income	(0.38)	(0.30)	(0.32)	(0.26)	(0.30)
From net realized gain on investments	(0.56)	(0.90)	(0.04)	—	—

Total dividends and distributions	(0.94)	(1.20)	(0.36)	(0.26)	(0.30)

Net asset value at end of year	$13.32	$13.27	$11.61	$11.01	$11.89

Total investment return	7.71%	25.04%	8.86%	(4.99%)	17.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.97%	1.01%	1.87%	2.19%	2.52%
Net expenses	0.88%	0.89%	0.89%	0.90%	0.91%
Portfolio turnover rate	55%	77%	69%	80%	83%
Net assets at end of year (in 000’s)	$460,406	$418,817	$315,937	$314,759	$312,518

(a)	Per share data based on average shares outstanding during the year.

M-104	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Cornerstone Growth Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	8.81%	11.54%	6.07%	0.71%
Service Class Shares	8.54	11.26	5.80	0.96

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[3]	13.05%	15.81%	8.49%
S&P 500® Index[3]	13.69	15.45	7.67
Average Lipper Variable Products Large-Cap Growth Portfolio[4]	10.04	14.09	7.73

1.	Performance figures shown for the ten-year period ended December 31, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.04% for Initial Class shares and 5.78% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have above-average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-105

Cost in Dollars of a $1,000 Investment in MainStay VP Cornerstone Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,056.90	$3.78	$1,021.50	$3.72

Service Class Shares	$1,000.00	$1,055.60	$5.08	$1,020.30	$4.99

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.73% for Initial Class and 0.98% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-106	MainStay VP Cornerstone Growth Portfolio

Industry Composition as of December 31, 2014 (Unaudited)

Internet Software & Services	17.6%
Media	8.3
Health Care Providers & Services	5.8
Hotels, Restaurants & Leisure	5.5
Oil, Gas & Consumable Fuels	5.2
Software	5.1
Biotechnology	4.9
Aerospace & Defense	4.6
Trading Companies & Distributors	4.6
Capital Markets	4.0
IT Services	3.9
Semiconductors & Semiconductor Equipment	3.5
Technology Hardware, Storage & Peripherals	3.1
Internet & Catalog Retail	2.9

Specialty Retail	2.6%
Household Durables	2.4
Textiles, Apparel & Luxury Goods	2.4
Electronic Equipment, Instruments & Components	2.3
Personal Products	2.3
Banks	2.1
Multiline Retail	2.0
Beverages	1.6
Pharmaceuticals	1.4
Automobiles	0.8
Auto Components	0.4
Short-Term Investment	1.3
Other Assets, Less Liabilities	–0.6

100.0%

See Portfolio of Investments beginning on page M-110 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2014 (excluding short-term investment) (Unaudited)

1.	Salesforce.com, Inc.
2.	Rackspace Hosting, Inc.
3.	Catamaran Corp.
4.	Visa, Inc. Class A
5.	Google, Inc. Class A
6.	Starbucks Corp.
7.	Micron Technology, Inc.
8.	Facebook, Inc. Class A
9.	Fastenal Co.
10.	Precision Castparts Corp.

M-107

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Thomas G. Kamp, CFA, of Cornerstone Capital Management LLC (“Cornerstone”), the Portfolio’s Subadvisor.

How did MainStay VP Cornerstone Growth Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Cornerstone Growth Portfolio returned 8.81% for Initial Class shares and 8.54% for Service Class shares. Over the same period, both share classes underperformed the 13.05% return of the Russell 1000® Growth Index,1 which is the Portfolio’s primary broad-based securities-market index. Over the same period both share classes underperformed the 13.69% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio. Both share classes also underperformed the 10.04% return of the average Lipper1 Variable Products Large-Cap Growth Portfolio for the 12 months ended December 31, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio underperformed the Russell 1000® Growth Index in 2014 largely because of underperformance in the first quarter, which was a continuation of the low-volatility, high-momentum trend of 2013. The Portfolio’s relative performance improved as market volatility increased after the end of the first quarter.

Weakness in the energy sector created volatility that spilled over into other sectors, such as high-growth biotechnology and pharmaceutical stocks that had provided strong performance over the past three years. As those stocks appreciated to record highs during the summer, we trimmed our position in Alexion and exited Gilead Sciences. Although we liked the fundamentals at these companies, we believed that their reward-to-risk ratios were less attractive than other opportunities. Our investment process looks for short-term price dislocations in stocks with excellent long-term fundamentals, so we used the fourth-quarter pullback to add to the Portfolio’s position in Pharmacyclics and reestablish a position in Gilead Sciences. Even so, the Portfolio remained underweight relative to the Russell 1000® Growth Index in the combined biotechnology/pharmaceutical space.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Materials, health care and telecommunications made the strongest positive sector contributions relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) The Portfolio’s weakest-contributing sectors relative to the Index were consumer discretionary, consumer staples and industrials. Consumer staples provided a negative absolute total return during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Semiconductor company Micron Technology was the strongest positive contributor to the Portfolio’s absolute performance, followed by social media web site Facebook and pharmaceutical company Gilead Sciences.

Stratasys, the additive manufacturing (3D printing) company, was the biggest detractor from the Portfolio’s absolute performance, followed by online retailer Amazon.com and global oil exploration company Cobalt International Energy.

The Portfolio did not own shares of computer and mobile device company Apple during the reporting period, and this positioning detracted from performance relative to the Russell 1000® Growth Index. The stock represents more than six percent of the Index and was a strong performer during the iPhone 6 launch and upgrade cycle. We believe, however, that Apple may struggle to maintain its growth profile.

Did the Portfolio make any significant purchases or sales during the reporting period?

We initiated a position in social networking service and website Facebook because we believed that the potential for mobile advertising growth and platform utilization remained strong. We increased the Portfolio’s position in Gilead Sciences early in the year, before exiting the stock in midsummer. At the time,

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-108	MainStay VP Cornerstone Growth Portfolio

we felt that the rapid growth in Sovaldi sales could slow because of warehousing and a more restrictive payer environment. We reestablished a position in Gilead Sciences after the fourth-quarter pullback because we believed that the sell-off in Gilead Sciences and other biotechnology stocks had been overdone. We also purchased a significant position in Starbucks, as we believed that best-in-class same-store sales growth and significant deflation in raw-material costs were likely to drive positive earnings surprises and consistent earnings growth for the company.

We exited the Portfolio’s position in heart-valve company Edwards Lifesciences to fund other opportunities. Even though the company’s long-anticipated fundamental improvement appeared to be gaining traction, Edwards Lifesciences’ high valuation made the stock less attractive than others in the health care sector in terms of risk and reward. We exited the Portfolio’s position in application, server and desktop-virtualization company Citrix Systems. The move followed VMware’s announced acquisition of AirWatch, which competes directly with Citrix Systems’ ZenMobile mobile-device and mobile-application management business. In addition, Citrix Systems lowered its 2014 earnings expectations, and the company faced increasing competitive pressures from Microsoft. We also significantly reduced the Portfolio’s position in spirits company Diageo during 2014 because we believed that the emerging-market consumer environment may take longer to recover than we initially expected.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its exposure relative to the Russell 1000® Growth Index in the information technology, consumer discretionary and energy sectors. The Portfolio decreased its exposure relative to the Index in the materials, industrials and financials sectors.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the Portfolio held overweight positions relative to the Russell 1000® Growth Index in the consumer discretionary, information technology and financials sectors. As of the same date, the Portfolio held underweight positions relative to its primary benchmark in consumer staples, materials and industrials.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-109

Portfolio of Investments December 31, 2014

	Shares	Value
Common Stocks 99.3%†
Aerospace & Defense 4.6%
♦Precision Castparts Corp.	62,188	$14,979,845
Textron, Inc.	163,881	6,901,029

		21,880,874

Auto Components 0.4%
Delphi Automotive PLC	27,597	2,006,854

Automobiles 0.8%
Tesla Motors, Inc. (a)	17,285	3,844,357

Banks 2.1%
First Republic Bank	190,411	9,924,221

Beverages 1.6%
Diageo PLC, Sponsored ADR	45,627	5,205,584
SABMiller PLC, Sponsored ADR	44,825	2,311,177

		7,516,761

Biotechnology 4.9%
Alexion Pharmaceuticals, Inc. (a)	36,021	6,664,965
Gilead Sciences, Inc. (a)	98,453	9,280,180
Pharmacyclics, Inc. (a)	56,461	6,902,922

		22,848,067

Capital Markets 4.0%
Affiliated Managers Group, Inc. (a)	46,984	9,971,884
Ameriprise Financial, Inc.	68,650	9,078,963

		19,050,847

Electronic Equipment, Instruments & Components 2.3%
Trimble Navigation, Ltd. (a)	402,889	10,692,674

Health Care Providers & Services 5.8%
♦Catamaran Corp. (a)	398,396	20,616,993
Envision Healthcare Holdings, Inc. (a)	190,325	6,602,374

		27,219,367

Hotels, Restaurants & Leisure 5.5%
Las Vegas Sands Corp.	159,325	9,266,342
♦Starbucks Corp.	204,162	16,751,492

		26,017,834

Household Durables 2.4%
PulteGroup, Inc.	522,104	11,204,352

Internet & Catalog Retail 2.9%
Amazon.com, Inc. (a)	43,359	13,456,466

	Shares	Value
Internet Software & Services 17.6%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	88,569	$9,205,862
CoStar Group, Inc. (a)	53,569	9,836,876
♦Facebook, Inc. Class A (a)	195,623	15,262,506
♦Google, Inc. Class A (a)	33,899	17,988,843
MercadoLibre, Inc.	64,143	8,189,137
♦Rackspace Hosting, Inc. (a)	472,626	22,123,623

		82,606,847

IT Services 3.9%
♦Visa, Inc. Class A	70,562	18,501,356

Media 8.3%
CBS Corp. Class B	112,287	6,213,963
Comcast Corp. Class A	221,591	12,854,494
Time Warner Cable, Inc.	40,737	6,194,468
Walt Disney Co. (The)	144,180	13,580,314

		38,843,239

Multiline Retail 2.0%
Dollar General Corp. (a)	135,778	9,599,505

Oil, Gas & Consumable Fuels 5.2%
Anadarko Petroleum Corp.	124,605	10,279,913
Cobalt International Energy, Inc. (a)	338,666	3,010,741
EOG Resources, Inc.	120,548	11,098,854

		24,389,508

Personal Products 2.3%
Estee Lauder Cos., Inc. (The) Class A	139,694	10,644,683

Pharmaceuticals 1.4%
Perrigo Co. PLC	40,233	6,725,348

Semiconductors & Semiconductor Equipment 3.5%
♦Micron Technology, Inc. (a)	464,687	16,268,692

Software 5.1%
♦Salesforce.com, Inc. (a)	401,392	23,806,559

Specialty Retail 2.6%
Home Depot, Inc. (The)	116,571	12,236,458

Technology Hardware, Storage & Peripherals 3.1%
Stratasys, Ltd. (a)	172,818	14,362,904

Textiles, Apparel & Luxury Goods 2.4%
NIKE, Inc. Class B	116,254	11,177,822

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2014, excluding short-term investment. May be subject to change daily.

M-110	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors 4.6%
♦Fastenal Co.	316,441	$15,049,934
United Rentals, Inc. (a)	66,181	6,751,124

		21,801,058

Total Common Stocks (Cost $419,405,235)		466,626,653

	Principal Amount

Short-Term Investment 1.3%
Repurchase Agreement 1.3%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $6,060,251 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $6,430,000 and a Market Value of $6,185,531)	$6,060,251	6,060,251

Total Short-Term Investment (Cost $6,060,251)		6,060,251

Total Investments (Cost $425,465,486) (b)	100.6%	472,686,904
Other Assets, Less Liabilities	(0.6)	(2,798,002)
Net Assets	100.0%	$469,888,902
(a)	Non-income producing security.

(b)	As of December 31, 2014, cost was $427,487,506 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$56,287,595
Gross unrealized depreciation	(11,088,197)

Net unrealized appreciation	$45,199,398

The	following abbreviation is used in the above portfolio:

ADR—American	Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$466,626,653	$—	$—	$466,626,653
Short-Term Investment
Repurchase Agreement	—	6,060,251	—	6,060,251

Total Investments in Securities	$466,626,653	$6,060,251	$—	$472,686,904

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-111

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $425,465,486)	$472,686,904
Receivables:
Investment securities sold	4,567,292
Dividends	276,226
Fund shares sold	19,756
Other assets	208

Total assets	477,550,386

Liabilities
Payables:
Investment securities purchased	7,259,559
Manager (See Note 3)	279,595
Fund shares redeemed	55,458
Shareholder communication	31,686
Professional fees	20,297
NYLIFE Distributors (See Note 3)	13,678
Custodian	791
Trustees	420

Total liabilities	7,661,484

Net assets	$469,888,902

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$15,985
Additional paid-in capital	365,358,562

365,374,547
Accumulated net realized gain (loss) on investments	57,292,937
Net unrealized appreciation (depreciation) on investments	47,221,418

Net assets	$469,888,902

Initial Class
Net assets applicable to outstanding shares	$405,443,965

Shares of beneficial interest outstanding	13,781,141

Net asset value per share outstanding	$29.42

Service Class
Net assets applicable to outstanding shares	$64,444,937

Shares of beneficial interest outstanding	2,204,020

Net asset value per share outstanding	$29.24

M-112	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$3,784,384

Expenses
Manager (See Note 3)	3,535,839
Distribution and service—Service Class (See Note 3)	155,467
Shareholder communication	65,741
Professional fees	60,362
Custodian	9,393
Trustees	9,332
Miscellaneous	18,651

Total expenses	3,854,785

Net investment income (loss)	(70,401)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	57,942,943
Net change in unrealized appreciation (depreciation) on investments	(19,620,207)

Net realized and unrealized gain (loss) on investments	38,322,736

Net increase (decrease) in net assets resulting from operations	$38,252,335

(a)	Dividends recorded net of foreign withholding taxes in the amount of $144.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-113

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(70,401)	$2,917,299
Net realized gain (loss) on investments and futures transactions	57,942,943	123,847,993
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(19,620,207)	(13,415,945)

Net increase (decrease) in net assets resulting from operations	38,252,335	113,349,347

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(2,519,946)	(3,996,351)
Service Class	(253,621)	(354,061)

	(2,773,567)	(4,350,412)

From net realized gain on investments:
Initial Class	(80,317,495)	—
Service Class	(12,694,099)	—

	(93,011,594)	—

Total dividends and distributions to shareholders	(95,785,161)	(4,350,412)

Capital share transactions:
Net proceeds from sale of shares	16,842,312	119,332,189
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	95,785,161	4,350,412
Cost of shares redeemed	(171,898,230)	(67,800,003)

Increase (decrease) in net assets derived from capital share transactions	(59,270,757)	55,882,598

Net increase (decrease) in net assets	(116,803,583)	164,881,533

Net Assets
Beginning of year	586,692,485	421,810,952

End of year	$469,888,902	$586,692,485

Undistributed net investment income at end of year	$—	$2,773,558

M-114	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$34.19	$27.64	$24.14	$24.62	$22.04

Net investment income (loss)	0.01 (a)	0.19 (a)	0.31	0.12	0.13
Net realized and unrealized gain (loss) on investments	2.63	6.62	3.30	(0.48)	2.57

Total from investment operations	2.64	6.81	3.61	(0.36)	2.70

Less dividends and distributions:
From net investment income	(0.23)	(0.26)	(0.11)	(0.12)	(0.12)
From net realized gain on investments	(7.18)	—	—	—	—

Total dividends and distributions	(7.41)	(0.26)	(0.11)	(0.12)	(0.12)

Net asset value at end of year	$29.42	$34.19	$27.64	$24.14	$24.62

Total investment return	8.81%	24.71%	14.94%	(1.37%)	12.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.02%	0.61%	1.04%	0.40%	0.48%
Net expenses	0.73%	0.71%	0.65%	0.66%	0.65%
Portfolio turnover rate	88%	164%	42%	97%	126%
Net assets at end of year (in 000’s)	$405,444	$522,795	$368,442	$361,067	$417,194

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2014		2013	2012	2011	2010
Net asset value at beginning of year	$34.03		$27.52	$24.04	$24.52	$21.96

Net investment income (loss)	(0.08	)(a)	0.11 (a)	0.22	0.04	0.05
Net realized and unrealized gain (loss) on investments	2.61		6.59	3.31	(0.46)	2.58

Total from investment operations	2.53		6.70	3.53	(0.42)	2.63

Less dividends and distributions:
From net investment income	(0.14)		(0.19)	(0.05)	(0.06)	(0.07)
From net realized gain on investments	(7.18)		—	—	—	—

Total dividends and distributions	(7.32)		(0.19)	(0.05)	(0.06)	(0.07)

Net asset value at end of year	$29.24		$34.03	$27.52	$24.04	$24.52

Total investment return	8.54%		24.40%	14.66%	(1.62%)	11.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.23%)		0.36%	0.82%	0.15%	0.23%
Net expenses	0.98%		0.96%	0.90%	0.91%	0.90%
Portfolio turnover rate	88%		164%	42%	97%	126%
Net assets at end of year (in 000’s)	$64,445		$63,898	$53,369	$44,646	$48,698

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-115

MainStay VP Eagle Small Cap Growth Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	2.52%	10.77%	0.85%
Service Class Shares	2.27	10.49	1.10

Benchmark Performance	One Year	Since Inception (2/17/12)
Russell 2000® Growth Index[2]	5.60%	16.19%
Average Lipper Variable Products Small-Cap Growth Portfolio[3]	3.41	13.71

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Small-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap growth portfolios typically have above-average characteristics compared to the S&P Small Cap 600 Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-116	MainStay VP Eagle Small Cap Growth Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Eagle Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,008.30	$4.30	$1,020.90	$4.33

Service Class Shares	$1,000.00	$1,007.00	$5.56	$1,019.70	$5.60

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.85% for Initial Class and 1.10% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-117

Industry Composition as of December 31, 2014 (Unaudited)

Software	10.1%
Biotechnology	9.1
Health Care Equipment & Supplies	5.7
Specialty Retail	5.6
Internet Software & Services	5.1
Semiconductors & Semiconductor Equipment	5.1
Health Care Providers & Services	5.0
Chemicals	3.9
Machinery	3.5
Household Durables	3.4
Oil, Gas & Consumable Fuels	3.1
Hotels, Restaurants & Leisure	3.0
Food & Staples Retailing	2.7
Capital Markets	2.6
Textiles, Apparel & Luxury Goods	2.5
Electronic Equipment, Instruments & Components	2.4
Airlines	2.2
Health Care Technology	2.0
Thrifts & Mortgage Finance	1.9
Aerospace & Defense	1.7
Real Estate Investment Trusts	1.7

Building Products	1.6%
Road & Rail	1.5
Communications Equipment	1.4
Construction & Engineering	1.4
Diversified Consumer Services	1.4
Commercial Services & Supplies	1.3
Food Products	1.3
Construction Materials	1.2
Metals & Mining	1.1
Banks	0.9
Professional Services	0.9
Electrical Equipment	0.7
Insurance	0.7
Life Sciences Tools & Services	0.7
Pharmaceuticals	0.7
Energy Equipment & Services	0.6
Consumer Finance	0.4
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page M-122 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2014 (Unaudited)

1.	Genesco, Inc.

2.	Universal Electronics, Inc.

3.	Quaker Chemical Corp.

4.	Vitamin Shoppe, Inc.

5.	JetBlue Airways Corp.
6.	Cavium, Inc.

7.	Centene Corp.

8.	Hexcel Corp.

9.	Imperva, Inc.

10.	Belmond Ltd. Class A

M-118	MainStay VP Eagle Small Cap Growth Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen and Eric Mintz of Eagle Asset Management, Inc. (“Eagle”), the Portfolio’s Subadvisor.

How did MainStay VP Eagle Small Cap Growth Portfolio perform relative to its primary benchmark and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Eagle Small Cap Growth Portfolio returned 2.52% for Initial Class shares and 2.27% for Service Class shares. Over the same period, both share classes underperformed the 5.60% return of the Russell 2000® Growth Index,1 which is the Portfolio’s primary broad-based securities-market index. Both share classes underperformed the 3.41% return of the average Lipper1 Variable Products Small-Cap Growth Portfolio for the 12 months ended December 31, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

For the full year, MainStay VP Eagle Small Cap Growth Portfolio was outpaced by the benchmark Russell 2000® Growth Index, ultimately ceding the lead in the fourth quarter after a tight race through the end of September. Health care was the most notable detracting sector in 2014, as Portfolio holdings in the biotechnology and pharmaceuticals industries failed to keep up with industry-related positions in the Portfolio’s primary benchmark. The Portfolio also encountered difficulty in the energy sector, where poor performance within the energy equipment & services industry weighed on relative performance. Modest outperformance relative to the Index in the materials and information technology sectors provided some bright spots for the calendar year.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Positive stock selection was the primary contributor to the Portfolio’s outperformance of the Russell 2000® Growth Index in the materials and information technology sectors during the reporting period. (Contributions take weightings and total returns into account.) The Portfolio underperformed the Russell 2000® Growth Index in the health care and energy sectors, and to a lesser extent in the financials sector as a result of weak stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s strongest positive contributors included health care services provider Centene, air carrier JetBlue Airways and household durables company Universal Electronics.

Centene operates Medicaid managed-care programs for several U.S. states using a model to reduce expenses in an increasingly cost-conscious industry. The company benefited from its close alignment with the Affordable Care Act (ACA), both through its participation in ACA-facilitated health care exchanges and through a shift of previously uninsured state populations into Medicaid programs administered by Centene.

JetBlue Airways continued to benefit from a disciplined and rational competitive environment and from lower fuel prices. The company outlined plans to increase revenues and margins by adding additional seats to each plane and by introducing a fee for checked luggage.

Universal Electronics, largely a manufacturer of remote controls for television sets, continued to benefit from growing acceptance of its offerings in mobile-phone handsets.

The Portfolio’s weakest contributors included seismic instruments company Geospace Technologies, organic grocery store operator Natural Grocers by Vitamin Cottage and machinery company Chart Industries.

Geospace Technologies makes seismic instruments used in monitoring oil and natural-gas reserves. Contract-timing issues plagued the stock during 2014, but we believed that the prospects for the company’s innovative seismic-recording systems were strong.

Natural Grocers by Vitamin Cottage operates primarily in the western United States. Although the company reported earnings in line with estimates, concerns arose over slower same-store sales growth. We believed that the slower growth was largely attributable to new-store openings by competitors and that Natural Grocers’ management can leverage

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-119

its well-disciplined approach and effective business model to weather these near-term competitive pressures and increase growth.

Chart Industries manufactures equipment used primarily in the production and storage of liquid natural gas (LNG). Drastic price declines in the energy sector have weighed heavily on companies like Chart Industries, whose customers are delaying capital-expenditure projects. We believe that energy markets will find their footing once again and Chart Industries will benefit from the build-out of North American LNG export terminals and a shift toward trucks powered with natural gas.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased new positions in restaurant company Cracker Barrel, biotechnology company Celladon, and medical examination company ExamWorks Group.

Cracker Barrel operates family-friendly restaurants with attached retail gift shops. We expected the company’s solid execution to drive substantial same-store sales growth. We also believed Cracker Barrel to be well positioned to benefit from favorable consumer gas prices. Celladon develops cardiovascular treatments. During the reporting period clinical trials for a new drug have progressed as expected, and the company announced a collaboration with Switzerland-based company Lonza that would solidify the ability to produce a commercial supply of the drug, should it be approved by government regulators. ExamWorks Group performs independent medical examinations primarily used by law firms and insurance companies to validate the existence and extent of injuries made by claimants. We believed that the company’s operations were exposed to little government regulatory and reimbursement risk, and we expected ExamWorks to leverage its leadership position in the highly fragmented independent medical examination market and consolidate the industry. We believe this may pave the way for substantial earnings-growth potential.

During the reporting period, the Portfolio sold its positions in electronics company InvenSense, packaged foods company Pinnacle Foods, and auto parts supplier Tenneco.

InvenSense provides motion-processing components, such as gyroscopes and accelerometers, used in smartphones, tablets and gaming-system controllers.

The company made significant market-share gains over the last few years with its core customers Samsung and Apple and performed very well for the Portfolio. We sold the stock because we believed that InvenSense’s current market share may be unsustainable in the current competitive landscape. Pinnacle Foods manufactures and distributes dry and frozen packaged food products for Birds Eye and Duncan Hines, among others. Despite successful cost-controls and modest share gains in recent periods, operating headwinds within the packaged-food industry have continued to present a challenging environment for Pinnacle as well as its competitors. We believed that Tenneco’s emissions systems would retain their long-term relevance within the commercial automotive industry, but the company’s sales projections suffered during the reporting period from macroeconomic uncertainty overseas and foreign-exchange headwinds. Since Tenneco generated more than half of its total revenues abroad, the stock no longer fit our investment thesis.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its relative weighting in the financials sector during the reporting period, moving from an underweight position relative to the Russell 2000® Growth Index to one that was roughly in line with the Index. We modestly increased the Portfolio’s relative weighting in the materials sector, moving from a modestly overweight position to a more substantially overweight position relative to the Russell 2000® Growth Index.

The Portfolio decreased its relative weighting in the health care sector, moving from a modestly overweight position relative to the Russell 2000® Growth Index to a slightly underweight position. In information technology, the Portfolio moved from a modestly underweight position to a more substantially underweight posture relative to the Russell 2000® Growth Index. This change resulted largely because of the reconstitution of the Index at the end of June 2014.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the Portfolio held overweight positions relative to the Russell 2000® Growth Index in materials and energy. In materials, we favored companies expected to benefit from lower oil prices. In energy, we favored oil & gas exploration & production

M-120	MainStay VP Eagle Small Cap Growth Portfolio

companies that we felt were well positioned and had favorable economics. In our opinion, these characteristics may help these companies weather the sharp downturn in oil prices.

As of December 31, 2014, the Portfolio was modestly underweight relative to the Russell 2000® Growth Index in the information technology sector, largely because of the June reconstitution of the Index. As of the same date, the Portfolio was also slightly underweight in the health care sector, largely as a result of market movements and volatility in the biotechnology industry.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-121

Portfolio of Investments December 31, 2014

	Shares	Value
Common Stocks 100.1%†
Aerospace & Defense 1.7%
♦Hexcel Corp. (a)	168,232	$6,979,946

Airlines 2.2%
♦JetBlue Airways Corp. (a)	570,315	9,045,196

Banks 0.9%
UMB Financial Corp.	62,827	3,574,228

Biotechnology 9.1%
Acorda Therapeutics, Inc. (a)	128,861	5,266,549
Akebia Therapeutics, Inc. (a)	85,033	989,784
Anacor Pharmaceuticals, Inc. (a)	92,939	2,997,283
Celladon Corp. (a)	61,635	1,203,731
Chimerix, Inc. (a)	58,090	2,338,703
CTI BioPharma Corp. (a)	842,436	1,988,149
Enanta Pharmaceuticals, Inc. (a)	36,153	1,838,380
Isis Pharmaceuticals, Inc. (a)	53,375	3,295,372
Keryx Biopharmaceuticals, Inc. (a)	127,700	1,806,955
NPS Pharmaceuticals, Inc. (a)	67,878	2,427,996
Ophthotech Corp. (a)	84,079	3,772,625
Portola Pharmaceuticals, Inc. (a)	66,905	1,894,750
Puma Biotechnology, Inc. (a)	7,010	1,326,783
Receptos, Inc. (a)	35,322	4,327,298
Seattle Genetics, Inc. (a)	49,620	1,594,291

		37,068,649

Building Products 1.6%
PGT, Inc. (a)	138,127	1,330,163
Trex Co., Inc. (a)	119,418	5,084,818

		6,414,981

Capital Markets 2.6%
Fortress Investment Group LLC Class A	308,073	2,470,746
FXCM, Inc. Class A	151,774	2,514,895
Stifel Financial Corp. (a)	106,765	5,447,150

		10,432,791

Chemicals 3.9%
Chemtura Corp. (a)	47,234	1,168,097
Huntsman Corp.	227,165	5,174,818
♦Quaker Chemical Corp.	100,994	9,295,488

		15,638,403

Commercial Services & Supplies 1.3%
Waste Connections, Inc.	122,346	5,382,001

	Shares	Value
Communications Equipment 1.4%
Aruba Networks, Inc. (a)	85,499	$1,554,372
Palo Alto Networks, Inc. (a)	33,315	4,083,419

		5,637,791

Construction & Engineering 1.4%
EMCOR Group, Inc.	54,247	2,413,449
Northwest Pipe Co. (a)	107,189	3,228,533

		5,641,982

Construction Materials 1.2%
Martin Marietta Materials, Inc.	43,249	4,771,230

Consumer Finance 0.4%
Pra Group, Inc. (a)	26,268	1,521,705

Diversified Consumer Services 1.4%
Bright Horizons Family Solutions, Inc. (a)	42,708	2,007,703
Grand Canyon Education, Inc. (a)	49,025	2,287,506
Sotheby’s	35,933	1,551,587

		5,846,796

Electrical Equipment 0.7%
Thermon Group Holdings, Inc. (a)	123,180	2,979,724

Electronic Equipment, Instruments & Components 2.4%
Coherent, Inc. (a)	64,110	3,892,759
IPG Photonics Corp. (a)	78,536	5,883,917

		9,776,676

Energy Equipment & Services 0.6%
GeoSpace Technologies Corp. (a)	88,296	2,339,844

Food & Staples Retailing 2.7%
Casey’s General Stores, Inc.	19,771	1,785,717
Fresh Market, Inc. (The) (a)	30,361	1,250,873
Natural Grocers by Vitamin Cottage, Inc. (a)	151,701	4,273,417
United Natural Foods, Inc. (a)	46,890	3,625,769

		10,935,776

Food Products 1.3%
WhiteWave Foods Co. (The) Class A (a)	149,820	5,242,202

Health Care Equipment & Supplies 5.7%
Align Technology, Inc. (a)	34,101	1,906,587
Cooper Cos., Inc. (The)	20,674	3,351,049
Cyberonics, Inc. (a)	33,497	1,865,113
Endologix, Inc. (a)	154,137	2,356,755
Natus Medical, Inc. (a)	83,756	3,018,566
Sirona Dental Systems, Inc. (a)	45,566	3,981,101
Spectranetics Corp. (a)	131,618	4,551,350
Thoratec Corp. (a)	69,669	2,261,456

		23,291,977

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2014. May be subject to change daily.

M-122	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 5.0%
Acadia Healthcare Co., Inc. (a)	31,244	$1,912,445
Air Methods Corp. (a)	71,705	3,157,171
♦Centene Corp. (a)	82,159	8,532,212
ExamWorks Group, Inc. (a)	54,725	2,276,013
Team Health Holdings, Inc. (a)	77,010	4,430,386

		20,308,227

Health Care Technology 2.0%
HMS Holdings Corp. (a)	87,879	1,857,762
MedAssets, Inc. (a)	190,521	3,764,695
Medidata Solutions, Inc. (a)	51,897	2,478,082

		8,100,539

Hotels, Restaurants & Leisure 3.0%
♦Belmond Ltd. Class A (a)	492,980	6,098,163
Buffalo Wild Wings, Inc. (a)	18,019	3,250,267
Chuy’s Holdings, Inc. (a)	89,358	1,757,672
Cracker Barrel Old Country Store, Inc.	7,458	1,049,788

		12,155,890

Household Durables 3.4%
Irobot Corp. (a)	55,722	1,934,668
KB Home	126,420	2,092,251
♦Universal Electronics, Inc. (a)	151,582	9,857,377

		13,884,296

Insurance 0.7%
Enstar Group, Ltd. (a)	17,104	2,615,031

Internet Software & Services 5.1%
Cornerstone OnDemand, Inc. (a)	121,938	4,292,218
Demandware, Inc. (a)	81,562	4,693,077
E2open, Inc. (a)	156,841	1,507,242
HomeAway, Inc. (a)	117,265	3,492,152
Trulia, Inc. (a)	86,613	3,986,796
WebMD Health Corp. (a)	63,249	2,501,498

		20,472,983

Life Sciences Tools & Services 0.7%
PAREXEL International Corp. (a)	48,987	2,721,718

Machinery 3.5%
Chart Industries, Inc. (a)	37,964	1,298,369
Colfax Corp. (a)	78,497	4,048,090
Proto Labs, Inc. (a)	29,413	1,975,377
WABCO Holdings, Inc. (a)	30,080	3,151,782
Woodward, Inc.	73,695	3,628,005

		14,101,623

Metals & Mining 1.1%
RTI International Metals, Inc. (a)	183,540	4,636,220

	Shares	Value
Oil, Gas & Consumable Fuels 3.1%
Diamondback Energy, Inc. (a)	25,958	$1,551,769
Gulfport Energy Corp. (a)	99,742	4,163,231
Rice Energy, Inc. (a)	205,800	4,315,626
RSP Permian, Inc. (a)	98,813	2,484,159

		12,514,785

Pharmaceuticals 0.7%
Pacira Pharmaceuticals, Inc. (a)	25,690	2,277,676
Theravance Biopharma, Inc. (a)	42,785	638,352

		2,916,028

Professional Services 0.9%
Advisory Board Co. (The) (a)	33,906	1,660,716
Paylocity Holding Corp. (a)	82,281	2,148,357

		3,809,073

Real Estate Investment Trusts 1.7%
Geo Group, Inc. (The)	127,202	5,133,873
Two Harbors Investment Corp.	186,699	1,870,724

		7,004,597

Road & Rail 1.5%
Landstar System, Inc.	59,018	4,280,576
Quality Distribution, Inc. (a)	168,486	1,792,691

		6,073,267

Semiconductors & Semiconductor Equipment 5.1%
♦Cavium, Inc. (a)	138,258	8,547,110
Kulicke & Soffa Industries, Inc. (a)	125,465	1,814,224
RF Micro Devices, Inc. (a)	182,677	3,030,611
Teradyne, Inc.	117,988	2,334,982
Veeco Instruments, Inc. (a)	143,952	5,021,046

		20,747,973

Software 10.1%
Aspen Technology, Inc. (a)	84,699	2,966,159
FireEye, Inc. (a)	125,985	3,978,606
Fortinet, Inc. (a)	157,024	4,814,356
Guidewire Software, Inc. (a)	75,151	3,804,895
♦Imperva, Inc. (a)	125,418	6,199,412
Manhattan Associates, Inc. (a)	47,262	1,924,509
PTC, Inc. (a)	76,050	2,787,233
Qualys, Inc. (a)	139,483	5,265,483
Tableau Software, Inc. Class A (a)	35,822	3,036,273
Ultimate Software Group, Inc. (a)	28,831	4,232,823
Varonis Systems, Inc. (a)	60,663	1,991,566

		41,001,315

Specialty Retail 5.6%
♦Genesco, Inc. (a)	172,786	13,238,863
♦Vitamin Shoppe, Inc. (a)	190,270	9,243,317

		22,482,180

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-123

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods 2.5%
Deckers Outdoor Corp. (a)	45,310	$4,125,022
Steven Madden, Ltd. (a)	116,187	3,698,232
Vince Holding Corp. (a)	84,705	2,214,189

		10,037,443

Thrifts & Mortgage Finance 1.9%
Home Loan Servicing Solutions, Ltd.	214,941	4,195,648
MGIC Investment Corp. (a)	378,805	3,530,463

		7,726,111

Total Common Stocks (Cost $349,366,346)		405,831,197

Total Investments (Cost $349,366,346) (b)	100.1%	405,831,197
Other Assets, Less Liabilities	(0.1)	(330,706)
Net Assets	100.0%	$405,500,491
(a)	Non-income producing security.

(b)	As of December 31, 2014, cost was $349,820,381 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$71,272,814
Gross unrealized depreciation	(15,261,998)

Net unrealized appreciation	$56,010,816

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$405,831,197	$—	$—	$405,831,197

Total Investments in Securities	$405,831,197	$—	$—	$405,831,197

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-124	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $349,366,346)	$405,831,197
Receivables:
Dividends	101,997
Fund shares sold	101,437
Investment securities sold	86,019

Total assets	406,120,650

Liabilities
Due to custodian	174,891
Payables:
Manager (See Note 3)	274,208
Fund shares redeemed	111,007
Shareholder communication	25,918
Professional fees	19,720
NYLIFE Distributors (See Note 3)	12,756
Custodian	1,265
Trustees	329
Accrued expenses	65

Total liabilities	620,159

Net assets	$405,500,491

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,439
Additional paid-in capital	296,874,925

296,905,364
Net Investment Loss	(52,518)
Accumulated net realized gain (loss) on investments	52,182,794
Net unrealized appreciation (depreciation) on investments	56,464,851

Net assets	$405,500,491

Initial Class
Net assets applicable to outstanding shares	$343,964,711

Shares of beneficial interest outstanding	25,795,025

Net asset value per share outstanding	$13.33

Service Class
Net assets applicable to outstanding shares	$61,535,780

Shares of beneficial interest outstanding	4,643,641

Net asset value per share outstanding	$13.25

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-125

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$2,267,418

Expenses
Manager (See Note 3)	3,320,917
Distribution and service—Service Class (See Note 3)	145,533
Shareholder communication	65,674
Professional fees	56,319
Custodian	22,632
Trustees	7,653
Miscellaneous	15,512

Total expenses	3,634,240

Net investment income (loss)	(1,366,822)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	54,255,439
Net change in unrealized appreciation (depreciation) on investments	(46,607,962)

Net realized and unrealized gain (loss) on investments	7,647,477

Net increase (decrease) in net assets resulting from operations	$6,280,655

(a)	Dividends recorded net of foreign withholding taxes in the amount of $5,564.

M-126	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,366,822)	$(1,200,856)
Net realized gain (loss) on investments	54,255,439	10,047,678
Net change in unrealized appreciation (depreciation) on investments	(46,607,962)	95,169,781

Net increase (decrease) in net assets resulting from operations	6,280,655	104,016,603

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(367,498)

From net realized gain on investments:
Initial Class	(1,454,188)	—
Service Class	(278,946)	—

	(1,733,134)	—

Total dividends and distributions to shareholders	(1,733,134)	(367,498)

Capital share transactions:
Net proceeds from sale of shares	93,667,034	138,732,315
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,733,134	367,498
Cost of shares redeemed	(183,276,553)	(72,145,504)

Increase (decrease) in net assets derived from capital share transactions	(87,876,385)	66,954,309

Net increase (decrease) in net assets	(83,328,864)	170,603,414

Net Assets
Beginning of year	488,829,355	318,225,941

End of year	$405,500,491	$488,829,355

Net investment loss at end of year	$(52,518)	$(346,678)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-127

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,			February 17, 2012** through December 31,
	2014		2013	2012
Net asset value at beginning of period	$13.07		$9.99	$10.00

Net investment income (loss)	(0.04	)(a)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	0.36		3.12	(0.03)

Total from investment operations	0.32		3.09	(0.01)

Less dividends and distributions:
From net investment income	—		(0.01)	—
From net realized gain on investments	(0.06)		—	—

Total dividends and distributions	(0.06)		(0.01)	—

Net asset value at end of period	$13.33		$13.07	$9.99

Total investment return	2.52%		30.89%	(0.10	%)(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.30%)		(0.27%)	0.22	% ††
Net expenses	0.85%		0.85%	0.86	% ††
Portfolio turnover rate	51%		41%	78%
Net assets at end of period (in 000’s)	$343,965		$430,114	$272,908

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Year ended December 31,			February 17, 2012** through December 31,
	2014		2013	2012
Net asset value at beginning of period	$13.02		$9.97	$10.00

Net investment income (loss)	(0.07	)(a)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	0.36		3.11	(0.02)

Total from investment operations	0.29		3.05	(0.03)

Less distributions:
From net realized gain on investments	(0.06)		—	—

Net asset value at end of period	$13.25		$13.02	$9.97

Total investment return	2.27%		30.56%	(0.30	%)(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.55%)		(0.51%)	(0.09	%)††
Net expenses	1.10%		1.10%	1.11	% ††
Portfolio turnover rate	51%		41%	78%
Net assets at end of period (in 000’s)	$61,536		$58,716	$45,318

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-128	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Emerging Markets Equity Portfolio

(formerly, MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio)1

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	–11.97%	–5.80%	1.37%
Service Class Shares	–12.19	–6.04	1.62

Benchmark Performance	One Year	Since Inception (2/17/12)
MSCI Emerging Markets Index[3]	–2.19%	–1.06%
Average Lipper Variable Products Emerging Markets Portfolio[4]	–4.78	–0.70

1.	On November 14, 2014, the name of the Portfolio was changed from MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio to MainStay VP Emerging Markets Equity Portfolio. At a Special Meeting of Shareholders held on January 5, 2015, the shareholders of the Portfolio approved Subadvisory Agreements between New York Life Investment Management LLC and each of Cornerstone Capital Management Holdings LLC and Candriam Belgium, each affiliated subadvisors, with respect to the Portfolio. These changes became effective January 13, 2015.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Emerging Markets Portfolio is representative of portfolios that, by portfolio practice, seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s GNP per-capita or other economic measures. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-129

Cost in Dollars of a $1,000 Investment in MainStay VP Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2014, to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$861.60	$6.48	$1,018.20	$7.02

Service Class Shares	$1,000.00	$860.50	$7.64	$1,017.00	$8.29

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (1.38% for Initial Class and 1.63% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-130	MainStay VP Emerging Markets Equity Portfolio

Country Composition as of December 31, 2014 (Unaudited)

China	18.1%
Republic of Korea	17.2
Taiwan	10.4
United States	8.3
Brazil	6.9
Mexico	5.1
Malaysia	4.9
South Africa	3.8
India	3.4
Poland	3.2
Russia	3.2
Indonesia	3.1
Czech Republic	2.7

Thailand	2.6%
Hungary	1.6
Turkey	1.4
Colombia	1.1
Panama	1.0
Chile	0.8
Peru	0.6
Philippines	0.3
Spain	0.2
Hong Kong	0.1
Greece	0.0	‡
Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-136 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2014 (excluding short-term investment) (Unaudited)

1.	iShares MSCI Emerging Markets ETF

2.	China Mobile, Ltd.

3.	Samsung Electronics Co., Ltd.

4.	America Movil S.A.B. de C.V. Series L

5.	Vanguard FTSE Emerging Markets ETF
6.	Shinhan Financial Group Co., Ltd.

7.	Novolipetsk Steel OJSC

8.	Hyundai Mobis

9.	China Shenhua Energy Co., Ltd. Class H

10.	Komercni Banka A.S.

M-131

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Karen Umland, CFA, Joseph H. Chi, CFA, Jed S. Fogdall and Henry F. Gray of Dimensional Fund Advisors LP (“DFA”), which was a Subadvisor of the Portfolio, and co-portfolio managers Erik Zipf, CFA, and Lode Devlaminck of DuPont Capital Management Corporation (“DuPont Capital”), which was a Subadvisor of the Portfolio.

How did MainStay VP Emerging Markets Equity Portfolio perform relative to its primary benchmark and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Emerging Markets Equity Portfolio returned –11.97% for Initial Class shares and –12.19% for Service Class shares. Over the same period, both share classes underperformed the –2.19% return of the MSCI Emerging Markets Index,1 which is the Portfolio’s primary broad-based securities-market index. Both share classes also underperformed the –4.78% return of the average Lipper1 Variable Products Emerging Markets Portfolio for the 12 months ended December 31, 2014.

Were there any changes to the Portfolio during the reporting period?

Effective October 29, 2014, Rafi U. Zaman no longer served as a portfolio manager of the Portfolio, and Erik Zipf and Lode Devlaminck began serving as co-portfolio managers of the Portfolio.

On November 14, 2014, the name of the Portfolio was changed from MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio to MainStay VP Emerging Markets Equity Portfolio.

At a meeting held September 22–24, 2014, the Board approved, subject to policy holder approval, new subadvisory agreements (“New Subadvisory Agreements”) between (a) New York Life Investment Management LLC (“New York Life Investments”), the Portfolio’s investment manager, and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), and (b) New York Life Investments and Candriam Belgium (“Candriam”), pursuant to which Cornerstone Holdings and Candriam would serve as subadvisors to the Portfolio and each would manage a portion of the Portfolio’s assets. The subadvisory agreements between New York Life Investments and DFA and New York Life Investments and DuPont Capital that are in effect with respect to the Portfolio will remain in effect until the New Subadvisory Agreements are approved by policy holders, unless otherwise terminated by the applicable Subadvisor.

The Board also approved changes to the principal investment strategies and investment process of the

Portfolio and descriptions of the investment strategies and process for each of the new Subadvisors.

Effective upon policy holders’ approval of Cornerstone Holdings and Candriam as the new subadvisors to the Portfolio, Andrew Ver Planck, CFA, and Jeremy Roethel, CFA, of Cornerstone Holdings and Jan Boudewijns, Philip Screve and Mohamed Lamine Saidi of Candriam will be primarily responsible for the day-to-day management of the Portfolio.

Policy holders approved Cornerstone Holdings and Candriam as the new subadvisors to the Portfolio, and Cornerstone and Candriam became the subadvisors to the Portfolio effective January 13, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

DFA

Our portion of the Portfolio is designed to capture the returns of emerging-market value stocks across the market-capitalization spectrum. During the reporting period, value stocks underperformed growth stocks. For this reason, the positioning of our portion of the Portfolio detracted from performance relative to the style-neutral MSCI Emerging Markets Index. The effect was partially offset by the relatively good performance of small-cap stocks in emerging markets. Our portion of the Portfolio has exposure across a broader spectrum of market capitalizations than does the Index. Specifically, our portion of the Portfolio enjoyed greater exposure to stocks with smaller capitalizations, while the Index is concentrated in large- to mid-cap stocks.

DuPont Capital

Heavy allocations to economically sensitive segments of the market—such as manufacturing of autos, heavy machinery, steel and the production of industrial commodities—had a negative impact on the performance of our portion of the Portfolio relative to the MSCI Emerging Markets Index, as concerns about growth in China and Europe increased during the reporting period. A number of stock-specific factors also had a negative impact on relative performance in our portion of the Portfolio.

Our positioning in the financials sector hurt relative performance. We held an underweight position relative

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-132	MainStay VP Emerging Markets Equity Portfolio

to the MSCI Emerging Markets Index in Chinese financials. Unfortunately, these stocks rose because of cuts in short-term interest rates and other accommodative measures by the Chinese central bank. Our positions in Malaysian banks were hurt by falling oil prices and stock-specific events.

Favorable stock selection in the energy sector strengthened relative performance in our portion of the Portfolio. Within the sector, we maintained greater exposure to the oil refining and coal industries and less exposure to oil-producing companies. This industry allocation benefited relative performance as oil prices fell.

From a country perspective, our portion of the Portfolio was negatively affected by stock selection in Korea, where we held a number of economically sensitive stocks in industries such as auto manufacturing, chemicals and shipbuilding. Unfortunately, these industries showed weak performance during the reporting period as expectations for economic growth declined. An underweight position in India also negatively affected the relative performance of our portion of the Portfolio during the reporting period. As a whole, Indian equities provided strong performance on hopes that the new government would implement favorable reforms.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

DFA

In our portion of the Portfolio, the sectors that made the strongest positive contributions to performance relative to the MSCI Emerging Markets Index were financials, industrials and consumer staples. (Contributions take weightings and total returns into account.) A more substantial weight in financials and a less substantial weight in the consumer staples sector contributed positively to relative performance in our portion of the Portfolio. In industrials, individual holdings in our portion of the Portfolio outperformed sector-related holdings in the Index, which was the primary source of the positive contribution (rather than the Portfolio’s relative sector weighting).

The weakest-contributing sectors in our portion of the Portfolio were information technology, materials and consumer discretionary. Our information technology holdings outperformed sector-related positions in the MSCI Emerging Markets Index, but our portion of the Portfolio held an underweight position relative to the Index in this sector, which had relatively strong performance. The materials sector had a negative absolute return in the Index, and our overweight position in the sector detracted from relative performance. In the consumer discretionary sector, holdings in our portion of the Portfolio underperformed sector-related positions in the Index, which detracted from relative performance.

DuPont Capital

In our portion of the Portfolio, favorable stock selection in the energy sector aided relative performance, despite a sharp decline in oil and gas prices during the reporting period. Our portion of the Portfolio had greater exposure to the oil refining and coal industries and less exposure to oil-producing companies. This industry allocation benefited relative performance as oil prices fell during the reporting period.

Sectors that provided negative contributions to relative performance in our portion of the Portfolio included materials, consumer discretionary and financials. In materials, unfavorable stock selection and an overweight position relative to the primary benchmark hurt relative performance. An overweight allocation to the metals & mining industry was a substantial detractor, as the industry provided very weak performance. In consumer discretionary, unfavorable stock selection was the primary detractor from relative performance. An overweight position in automobile manufacturers and stock selection in this subindustry detracted from relative performance. Stock selection in retail and media industries also detracted from relative performance. In financials, an underweight position in Chinese financials detracted when Chinese financial stocks rose on expectations of increased monetary stimulus. Stock selection among financial companies in other countries also detracted from relative performance in our portion of the Portfolio.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

DFA

In our portion of the Portfolio, the strongest positive contributors to absolute performance during the reporting period were positions in India ETF Powershares, Bank of China and Taiwan-based computer design and manufacturing company Pegatron.

The greatest detractors from absolute performance in our portion of the Portfolio all had negative total

M-133

returns during the reporting period. They included Brazilian oil company Petroleo Brasiliero S.A., Russian oil company Gazprom OAO and Brazilian metal producer Vale S.A.

Our strategy is designed and managed to capture the returns and diversification benefits of a broad cross-section of deep-value securities across the market capitalization spectrum in emerging-market countries. Recent absolute performance and contribution to Portfolio returns generally do not affect our view of any particular holding, unless a security’s price movement has changed its designation as a value security. As a result, no action would generally be taken on the basis of these measures. Associated price momentum, however, may affect the timing of sales or purchases of a particular security.

DuPont Capital

Among the strongest positive contributors to absolute performance in our portion of the Portfolio were wireless telecommunication provider China Mobile, Thailand-based commercial bank Kasikornbank and Indonesian commercial bank PT Bank Rakyat Indonesia. China Mobile’s share price rose because of improved earnings and the company’s better-than-expected success in reducing costs. Kasikornbank advanced as the company’s earnings improved during the reporting period. Income from interest earnings and income from fees were better than investors expected. PT Bank Rakyat Indonesia saw its share price rise because of favorable earnings and strong returns for the Indonesian market overall. The Indonesian equity market performed well during the reporting period partly because the newly elected government was seen to be more business-friendly.

Detractors from relative performance included Korean ship manufacturer Hyundai Heavy Industries, Mexican steel manufacturer Ternium and Korean automakers Hyundai Motor Company and Hyundai Mobis. Hyundai Heavy Industries reported poor earnings. Order levels were disappointing, and the recent drop in oil prices raised concerns that orders for drilling ships might decline. Ternium was hurt by a dispute among the owners of a jointly owned subsidiary and slack steel demand in two of the company’s primary markets. Hyundai Motor and Hyundai Mobis overspent on the acquisition of property for a corporate headquarters. The strength of the Korean won compared to the Japanese yen has also been a headwind to Korean stocks as a stronger currency makes the products more expensive.

Did the Portfolio make any significant purchases or sales during the reporting period?

DFA

Security weights in our portion of the Portfolio generally do not change significantly from month to month. This is a result of our long-term investment approach and the large number of securities held. In general, larger changes to security weights typically occur when a company’s market cap, price-to-book or profitability characteristics change. Security weightings in the Portfolio could also be affected to the extent that a company’s market cap or price-to-book characteristics change.

During the 12 months ended December 31, 2014, our portion of the Portfolio purchased a number of stocks that moved into the value range. Among these were Brazilian metals & mining company Vale S.A., which rose to a 2.7% weight by the end of the reporting period. We also initiated a position in China Construction Bank, which represented a 1.4% weight as of December 31, 2014. These two names were among the largest new positions in our portion of the Portfolio. Toward the end of the year, we also built a 4.0% position in the Vanguard FTSE Emerging Markets ETF to equitize cash ahead of an expected transition of the strategy to a new portfolio manager.

During the reporting period, the Portfolio trimmed its positions in Russian energy company Gazprom OAO and Brazilian energy company Petroleo Brasileiro S.A.

DuPont Capital

Early in the reporting period, our portion of the Portfolio purchased a position in Hungarian bank OTP Bank, which we believed had strong capital levels and an attractive valuation. During the second quarter of 2014, we purchased a position in Chinese oil & gas exploration & production company CNOOC, and we have since added to the position. The shares declined in the first quarter and into the second because of disappointing near-term oil production growth. We believed that investors had overreacted to these near-term results, and we viewed the low price as a buying opportunity. During the first quarter of 2014, our portion of the Portfolio purchased a position in Korean life insurance company Samsung Life. The shares appeared attractively valued given the company’s excess capital position and potential earnings improvements from the eventual runoff of legacy insurance contracts.

During the reporting period, we decreased the position in Hyundai Motor after the company decided to spend

M-134	MainStay VP Emerging Markets Equity Portfolio

significant capital to purchase land for a new corporate headquarters. We sold the Portfolio’s position in African telecommunications company MTN Group in mid-2014. The shares had performed well despite increased risks in a number of the company’s core markets. We sold shares in Sberbank, Russia’s largest bank, during the fourth quarter because the risks associated with U.S. and European sanctions had increased.

In December 2014, our portion of the Portfolio was being positioned to facilitate the management transfer that was scheduled to take place in January 2015.

How did the Portfolio’s sector weightings change during the reporting period?

DFA

In our portion of the Portfolio, weightings relative to the MSCI Emerging Markets Index are a residual of a construction process that targets value stocks. With the exception of excluding REITs and certain highly regulated utilities, we generally do not make an active decision to time or weight sectors or industries.

At the beginning of the reporting period, our portion of the Portfolio held greater weights relative to the MSCI Emerging Markets Index in materials, financials and energy and lesser weights in information technology, telecommunication services and consumer staples. During the reporting period, we increased holdings relative to the Index in materials, consumer discretionary and consumer staples, while we decreased holdings in the energy, financials and information technology sectors.

DuPont Capital

In our portion of the Portfolio, the relative weight of the technology sector increased by a few percentage points, reducing the degree to which our portion of the Portfolio was underweight relative to the MSCI Emerging Markets Index. Most of the additional weight in the technology sector came from the semiconductor industry. We also increased the relative weight of the financial sector by a few percentage points, although our portion of the Portfolio remained underweight relative to the benchmark in the sector.

In our portion of the Portfolio, we reduced the relative weight of the telecommunication services sector by a few percentage points, decreasing the degree to which our portion of the Portfolio was overweight in the sector. In consumer discretionary, we decreased the relative weight of our holdings by a few percentage points, reducing our overweight position in the sector. Most of the reduction came from the automobile industry.

How was the Portfolio positioned at the end of the reporting period?

DFA

As of December 31, 2014, our portion of the Portfolio held its most substantially overweight sector positions relative to the MSCI Emerging Markets Index in materials, financials and energy, with Portfolio weights being greater than those of the Index by at least four percentage points in each instance. As of the same date, the most substantially underweight sectors in our portion of the Portfolio were information technology, telecommunication services and consumer staples, with Portfolio weights being less than those in the Index by at least three percentage points in each instance.

DuPont Capital

As of December 31, 2014, the most significantly overweight sectors in our portion of the Portfolio were consumer discretionary, industrials and materials. The overweight to these sectors ranges from four to six percentage points. We found the most attractively valued securities in these sectors, which were more sensitive to changes in global economic growth. The primary overweight within the consumer discretionary sector was in the automobile industry. Our overweight position in industrials was broad-based, while our overweight position in materials was primarily driven by positions in steel companies.

As of December 31, 2014, the most significantly underweight sector positions in our portion of the Portfolio were in consumer staples, health care and information technology. The underweight to these sectors ranges from two to six percentage points. The consumer staples and health care sectors had high valuations relative to the broader emerging-market universe. We did not find many attractive stocks in these two sectors and thus remained underweight. Our underweight position in the information technology sector was primarily the result of being underweight Internet and technology service/outsourcing companies, which in our opinion were unattractively valued.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-135

Portfolio of Investments December 31, 2014

	Shares	Value

Common Stocks 89.7%†
Brazil 5.3%
AMBEV S.A. (Beverages)	790,800	$4,915,599
Banco do Brasil S.A. (Banks)	60,688	536,894
BM&FBovespa S.A. (Diversified Financial Services)	73,223	271,252
Cia Providencia Industria e Comercio S.A. (Textiles, Apparel & Luxury Goods) (a)	14,400	46,587
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Household Durables)	28,901	119,078
Duratex S.A. (Paper & Forest Products)	17,200	51,923
Embraer S.A. (Aerospace & Defense)	607,920	5,601,507
Even Construtora e Incorporadora S.A. (Household Durables)	405,900	830,241
EZ Tec Empreendimentos e Participacoes S.A. (Household Durables)	5,800	47,982
Fibria Celulose S.A., Sponsored ADR (Paper & Forest Products) (a)	35,626	432,143
Gafisa S.A., ADR (Household Durables)	21,577	33,229
Gerdau S.A. (Metals & Mining)	15,500	46,515
Gerdau S.A., Sponsored ADR (Metals & Mining)	38,808	137,768
Iochpe-Maxion S.A. (Machinery)	87,000	399,200
JBS S.A. (Food Products)	100,000	421,125
MRV Engenharia e Participacoes S.A. (Household Durables)	31,563	88,282
Natura Cosmeticos S.A. (Personal Products)	104,000	1,245,526
Paranapanema S.A. (Metals & Mining) (a)	7,500	6,937
Petroleo Brasileiro S.A. (Oil, Gas & Consumable Fuels)	54,107	197,544
Petroleo Brasileiro S.A., ADR (Oil, Gas & Consumable Fuels)	92,139	672,615
Petroleo Brasileiro S.A., Sponsored ADR (Oil, Gas & Consumable Fuels)	142,949	1,083,554
Sul America S.A. (Insurance)	6,900	33,138
Vale S.A. (Metals & Mining)	124,581	1,020,360
WEG S.A. (Machinery)	136,200	1,559,063

		19,798,062

Chile 0.8%
Aguas Andinas S.A. Class A (Water Utilities)	2,788,540	1,625,980
Cencosud S.A. (Food & Staples Retailing)	61,140	152,788
Empresas CMPC S.A. (Paper & Forest Products)	148,290	370,290
Enersis S.A., Sponsored ADR (Electric Utilities)	42,481	680,971
Inversiones Aguas Metropolitanas S.A. (Water Utilities)	26,299	40,670
Latam Airlines Group S.A., Sponsored ADR (Airlines) (a)	2,319	27,782

	Shares	Value

Chile (continued)
Masisa S.A. (Paper & Forest Products)	237,116	$7,233
Ripley Corp. S.A. (Multiline Retail)	62,190	30,098
Socovesa S.A. (Household Durables)	11,835	2,341

		2,938,153

China 18.1%
Agile Property Holdings, Ltd. (Real Estate Management & Development)	121,500	68,678
Agricultural Bank of China, Ltd. Class H (Banks)	1,315,000	660,430
Air China, Ltd. (Airlines)	3,678,000	2,960,123
Aluminum Corp. of China, Ltd. (Metals & Mining) (a)	60,000	27,700
Aluminum Corp. of China, Ltd., ADR (Metals & Mining) (a)	8,650	99,648
Angang Steel Co., Ltd. Class H (Metals & Mining)	58,000	49,129
Anhui Conch Cement Co., Ltd. Class H (Construction Materials)	1,295,000	4,837,824
Asia Cement China Holdings Corp. (Construction Materials)	44,000	25,579
Bank of China, Ltd. Class H (Banks)	4,124,000	2,308,977
Bank of Communications Co., Ltd. Class H (Banks)	579,000	533,929
BBMG Corp. Class H (Construction Materials)	42,500	35,448
BYD Electronic International Co., Ltd. (Communications Equipment)	47,000	45,207
China Agri-Industries Holdings, Ltd. (Food Products)	101,800	40,786
China BlueChemical, Ltd. Class H (Chemicals)	140,000	48,946
China CITIC Bank Corp., Ltd. Class H (Banks)	573,000	457,092
China Coal Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	339,000	211,350
China Communications Construction Co., Ltd. Class H (Construction & Engineering)	349,000	418,208
China Communications Services Corp., Ltd. Class H (Diversified Telecommunication Services)	168,000	78,416
China Construction Bank Corp. Class H (Banks)	4,570,000	3,707,748
China Everbright, Ltd. (Capital Markets)	68,000	160,664
China Hongqiao Group, Ltd. (Metals & Mining)	104,500	69,700
China ITS Holdings Co., Ltd. (IT Services)	57,000	7,564
China Lumena New Materials Corp. (Chemicals) (a)(b)(c)	260,000	15,716
China Merchants Bank Co., Ltd. Class H (Banks)	228,500	570,234

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2014, excluding short-term investment. May be subject to change daily.

M-136	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
China (continued)
China Merchants Holdings International Co., Ltd. (Transportation Infrastructure)	44,000	$147,207
China Metal Recycling Holdings, Ltd. (Metals & Mining) (a)(b)(c)	75,000	17,101
China Minsheng Banking Corp., Ltd. Class H (Banks)	296,500	386,651
♦China Mobile, Ltd. (Wireless Telecommunication Services)	960,000	11,302,647
China National Building Material Co., Ltd. Class H (Construction Materials)	228,000	220,425
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	1,512,800	1,224,781
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	155,500	197,530
China Railway Group, Ltd. Class H (Construction & Engineering)	163,000	133,614
China Resources Enterprise, Ltd. (Food & Staples Retailing)	50,000	104,434
China Shanshui Cement Group Ltd. (Construction Materials)	154,000	73,284
♦China Shenhua Energy Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	2,253,000	6,620,552
China Shipping Container Lines Co., Ltd. Class H (Marine) (a)	215,000	67,544
China Southern Airlines Co., Ltd. Class H (Airlines)	188,000	89,872
China Travel International Investment, Ltd (Hotels, Restaurants & Leisure)	290,000	99,720
China Unicom Hong Kong, Ltd., ADR (Diversified Telecommunication Services)	35,401	476,143
China Vanadium Titano—Magnetite Mining Co., Ltd. (Metals & Mining)	13,000	1,235
China Zhongwang Holdings, Ltd. (Metals & Mining)	166,000	73,257
Chongqing Rural Commercial Bank Co., Ltd. Class H (Banks)	108,000	67,198
Citic Resources Holdings, Ltd. (Trading Companies & Distributors) (a)	46,000	5,863
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	3,838,000	5,191,797
COSCO Pacific, Ltd. (Transportation Infrastructure)	104,569	148,376
Country Garden Holdings Co., Ltd. (Real Estate Management & Development)	340,933	134,336
Dongfeng Motor Group Co., Ltd. Class H (Automobiles)	4,140,000	5,776,887
Evergrande Real Estate Group, Ltd. (Real Estate Management & Development)	463,000	187,294
Fosun International, Ltd. (Metals & Mining)	68,500	89,554
Franshion Properties China, Ltd. (Real Estate Management & Development)	286,000	81,437

	Shares	Value

China (continued)
Glorious Property Holdings, Ltd. (Real Estate Management & Development) (a)	125,000	$19,104
GOME Electrical Appliances Holdings, Ltd. (Specialty Retail)	756,000	112,374
Greentown China Holdings, Ltd. (Real Estate Management & Development)	40,000	39,464
Guangshen Railway Co., Ltd., Sponsored ADR (Road & Rail)	2,500	60,325
Guangzhou R&F Properties Co., Ltd. Class H (Real Estate Management & Development)	63,200	77,122
Haitian International Holdings, Ltd. (Machinery)	548,000	1,151,868
Harbin Power Equipment Co., Ltd. Class H (Electrical Equipment)	26,000	16,123
HKC Holdings, Ltd. (Construction & Engineering) (a)	248,000	6,543
Hopson Development Holdings, Ltd. (Real Estate Management & Development) (a)	54,000	48,955
Industrial & Commercial Bank of China, Ltd. Class H (Banks)	1,372,000	996,672
Jiangxi Copper Co., Ltd. Class H (Metals & Mining)	71,000	120,532
Ju Teng International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	74,000	36,487
Kaisa Group Holdings, Ltd. (Real Estate Management & Development) (c)	69,000	14,190
Kingboard Chemical Holdings, Ltd. (Electronic Equipment, Instruments & Components)	58,800	98,653
KWG Property Holding, Ltd. (Real Estate Management & Development)	77,500	52,715
Longfor Properties Co., Ltd. (Real Estate Management & Development)	72,000	93,045
Metallurgical Corp. of China, Ltd. Class H (Construction & Engineering)	217,000	71,585
New World China Land, Ltd. (Real Estate Management & Development)	98,000	57,963
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	140,000	121,826
Pacific Basin Shipping, Ltd. (Marine)	2,336,000	938,506
PetroChina Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	4,969,550	5,511,912
Poly Hong Kong Investments, Ltd. (Real Estate Management & Development)	174,000	71,203
Samson Holding, Ltd. (Household Durables)	10,000	1,394
Semiconductor Manufacturing International Corp. (Semiconductors & Semiconductor Equipment) (a)	1,335,000	121,929
Shandong Chenming Paper Holdings, Ltd. Class H (Paper & Forest Products)	69,000	32,510

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-137

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
China (continued)
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates)	40,000	$119,434
Shenzhen Investment, Ltd. (Real Estate Management & Development)	242,039	69,795
Shenzhou International Group Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	586,000	1,928,357
Shui On Land, Ltd. (Real Estate Management & Development)	257,333	61,147
Sino-Ocean Land Holdings, Ltd. (Real Estate Management & Development)	339,001	193,313
Sinotrans Shipping, Ltd. (Marine) (a)	9,000	2,144
Sinotruk Hong Kong, Ltd. (Machinery) (b)	2,124,500	1,181,823
Skyworth Digital Holdings, Ltd. (Household Durables)	110,000	59,573
Soho China, Ltd. (Real Estate Management & Development)	193,000	135,953
Sunac China Holdings, Ltd. (Real Estate Management & Development)	41,000	41,463
TCC International Holdings, Ltd. (Construction Materials)	102,000	39,288
Tianjin Port Development Holdings, Ltd. (Transportation Infrastructure)	204,000	42,641
Weichai Power Co., Ltd. Class H (Machinery)	655,000	2,740,662
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	23,000	13,094
Yanzhou Coal Mining Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	82,000	69,669
Yuexiu Property Co., Ltd. (Real Estate Management & Development)	537,320	103,516
Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H (Machinery)	49,600	37,558

		67,070,265

Colombia 1.1%
BanColombia S.A., Sponsored ADR (Banks)	77,663	3,718,504
Cementos Argos S.A. (Construction Materials)	8,300	35,409
Grupo Argos S.A. (Construction Materials)	3,656	31,339
Grupo de Inversiones Suramericana S.A. (Diversified Financial Services)	8,363	139,344
Grupo Nutresa S.A. (Food Products)	11,214	134,915

		4,059,511

Czech Republic 2.7%
CEZ A.S. (Electric Utilities)	139,351	3,582,219
♦Komercni Banka A.S. (Banks)	31,563	6,502,423
Unipetrol A.S. (Chemicals) (a)	1,790	10,202

		10,094,844

	Shares	Value
Greece 0.0%‡
Alpha Bank A.E. (Banks) (a)	125,093	$70,760
Bank of Greece (Diversified Financial Services)	1,004	11,007
Ellaktor S.A. (Construction & Engineering) (a)	10,547	27,154
Hellenic Petroleum S.A. (Oil, Gas & Consumable Fuels) (a)	6,880	31,675
Mytilineos Holdings S.A. (Metals & Mining) (a)	6,902	38,547

		179,143

Hong Kong 0.1%
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	86,500	192,780

Hungary 1.6%
OTP Bank PLC (Banks)	420,475	6,072,494

India 2.3%
ICICI Bank, Ltd., Sponsored ADR (Banks)	121,745	1,406,155
Reliance Industries, Ltd., Sponsored GDR (Oil, Gas & Consumable Fuels) (d)	215,680	6,061,661
Sesa Sterlite, Ltd., ADR (Metals & Mining)	27,936	379,371
State Bank of India, GDR (Banks)	8,674	426,359
Tata Steel, Ltd., GDR (Metals & Mining)	21,252	131,762

		8,405,308

Indonesia 3.1%
Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	1,445,500	121,020
Aneka Tambang Persero Tbk PT (Metals & Mining)	368,000	31,455
Astra International Tbk PT (Automobiles)	2,616,100	1,552,828
Bank Bukopin Tbk PT (Banks)	584,500	35,359
Bank Danamon Indonesia Tbk PT (Banks)	321,500	116,729
Bank Mandiri Persero Tbk PT (Banks)	2,628,000	2,268,356
Bank Negara Indonesia Persero Tbk PT (Banks)	716,500	349,860
Bank Pan Indonesia Tbk PT (Banks) (a)	389,000	36,553
Bank Rakyat Indonesia Persero Tbk PT (Banks)	2,359,900	2,197,447
Bank Tabungan Negara Persero Tbk PT (Banks)	436,223	42,116
Bhakti Investama Tbk PT (Media)	2,097,500	48,917
Ciputra Development Tbk PT (Real Estate Management & Development)	1,081,600	107,923
Global Mediacom Tbk PT (Media)	421,300	48,509
Hexindo Adiperkasa Tbk PT (Trading Companies & Distributors)	13,500	3,822
Indo Tambangraya Megah Tbk PT (Oil, Gas & Consumable Fuels)	1,620,400	2,005,910
Indocement Tunggal Prakarsa Tbk PT (Construction Materials)	233,500	471,864

M-138	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Indonesia (continued)
Indofood Sukses Makmur Tbk PT (Food Products)	405,400	$221,016
Lippo Karawaci Tbk PT (Real Estate Management & Development)	2,085,500	170,724
Medco Energi Internasional Tbk PT (Oil, Gas & Consumable Fuels)	233,000	71,384
Panin Financial Tbk PT (Insurance) (a)	989,000	23,887
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (Food Products)	227,000	34,313
Timah Persero Tbk PT (Metals & Mining)	524,581	51,779
United Tractors Tbk PT (Machinery)	967,000	1,342,994
Vale Indonesia Tbk PT (Metals & Mining)	307,500	90,081

		11,444,846

Malaysia 4.9%
Affin Holdings BHD (Banks)	62,660	51,951
AirAsia BHD (Airlines)	111,400	86,436
Alliance Financial Group BHD (Banks)	22,300	29,985
AMMB Holdings BHD (Banks)	101,700	191,685
Batu Kawan BHD (Chemicals)	2,200	10,895
Berjaya Corp. BHD (Industrial Conglomerates)	381,100	44,152
BIMB Holdings BHD (Banks)	6,100	7,086
Boustead Holdings BHD (Industrial Conglomerates)	58,300	80,271
Boustead Plantations BHD (Food Products)	11,600	4,797
Cahya Mata Sarawak BHD (Industrial Conglomerates)	31,900	36,122
CIMB Group Holdings BHD (Banks)	2,741,095	4,355,096
DRB-Hicom BHD (Automobiles)	108,900	54,430
Genting BHD (Hotels, Restaurants & Leisure)	2,018,000	5,115,827
Genting Malaysia BHD (Hotels, Restaurants & Leisure)	216,900	251,895
HAP Seng Consolidated BHD (Industrial Conglomerates)	78,500	104,946
Hong Leong Financial Group BHD (Banks)	21,000	98,536
IJM Corp. BHD (Construction & Engineering)	128,500	241,490
IJM Land BHD (Real Estate Management & Development)	44,200	42,302
Inch Kenneth Kajang Rubber BHD (Industrial Conglomerates)	34,800	7,157
JAKS Resources BHD (Construction & Engineering) (a)	176,800	22,156
Jaya Tiasa Holdings BHD (Paper & Forest Products)	12,100	6,978
Karambunai Corp. BHD (Hotels, Restaurants & Leisure) (a)	100,700	1,720
KSL Holdings BHD (Real Estate Management & Development) (a)	138,200	72,806
Kulim Malaysia BHD (Food Products)	60,900	52,145

	Shares	Value
Malaysia (continued)
Kwantas Corp. BHD (Food Products)	35,700	$18,480
Mah Sing Group BHD (Real Estate Management & Development)	71,000	45,835
Malayan Banking BHD (Banks)	2,144,909	5,608,878
Malaysian Resources Corp. BHD (Construction & Engineering)	117,500	40,589
Media Prima BHD (Media)	76,000	37,990
MISC BHD (Marine)	122,200	252,180
MMC Corp. BHD (Industrial Conglomerates)	113,300	77,317
Mulpha International BHD (Diversified Financial Services) (a)	31,600	3,321
Multi-Purpose Holdings BHD (Hotels, Restaurants & Leisure)	50,300	39,121
PPB Group BHD (Food Products)	47,100	192,381
Press Metal BHD (Metals & Mining)	17,800	13,022
RHB Capital BHD (Banks)	69,680	151,720
Sarawak Plantation BHD (Food Products)	22,900	15,301
Selangor Properties BHD (Real Estate Management & Development)	18,100	27,026
SP Setia BHD (Real Estate Management & Development)	52,500	49,593
Sunway BHD (Real Estate Management & Development)	71,766	67,312
TA Enterprise BHD (Hotels, Restaurants & Leisure)	113,500	22,517
UEM Land Holdings BHD (Real Estate Management & Development)	72,800	29,113
UOA Development BHD (Real Estate Management & Development)	52,400	31,609
WCT Holdings BHD (Construction & Engineering)	98,030	44,382
YTL Corp. BHD (Multi-Utilities)	527,360	239,257

		17,977,808

Mexico 5.1%
Alpek S.A. de C.V. (Chemicals) (a)	33,800	43,391
♦America Movil S.A.B. de C.V. Series L (Wireless Telecommunication Services)	8,454,820	9,421,147
Cemex S.A.B. de C.V., Sponsored ADR (Construction Materials) (a)	107,155	1,091,909
Consorcio ARA S.A.B. de C.V. (Household Durables) (a)	2,911	1,281
Controladora Comercial Mexicana S.A.B. de C.V. (Food & Staples Retailing)	61,333	215,920
Corporacion GEO S.A.B. de C.V. Series B (Household Durables) (a)(c)	88,600	665
Empresas ICA S.A.B. de C.V., Sponsored ADR (Construction & Engineering) (a)	13,466	66,253
Fomento Economico Mexicano S.A.B. de C.V., Sponsored ADR (Beverages) (a)	5,369	472,633
Gruma S.A.B. de C.V. Class B (Food Products)	17,522	187,372

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-139

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Mexico (continued)
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B (Transportation Infrastructure)	49,341	$309,080
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR (Transportation Infrastructure) (a)	4,000	527,360
Grupo Comercial Chedraui S.A. de C.V. (Food & Staples Retailing) (a)	31,400	92,516
Grupo Elektra S.A.B. de C.V. (Banks) (a)	765	29,081
Grupo Financiero Banorte S.A.B. de C.V. Class O (Banks)	218,579	1,207,731
Grupo Financiero Inbursa S.A.B. de C.V. Class O (Banks)	48,594	126,049
Grupo Financiero Interacciones S.A. de C.V. Class O (Capital Markets)	5,121	34,706
Grupo Financiero Santander Mexico S.A.B de C.V. Series B (Banks)	88,531	184,878
Grupo Mexico S.A.B. de C.V. (Metals & Mining)	85,336	247,498
Grupo Simec S.A.B. de C.V. (Metals & Mining) (a)	2,805	9,639
Industrias Bachoco S.A.B. de C.V., ADR (Food Products) (a)	3,919	195,480
Industrias CH S.A.B. de C.V. Series B (Metals & Mining) (a)	14,500	69,877
Megacable Holdings S.A.B. de C.V. (Media) (a)	19,543	76,417
Mexichem S.A.B de C.V. (Chemicals) (a)	39,900	120,508
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure) (a)	76,500	142,591
Organizacion Soriana S.A.B. de C.V. Class B (Food & Staples Retailing)	83,845	233,001
Ternium S.A., Sponsored ADR (Metals & Mining)	210,833	3,719,094
Urbi Desarrollos Urbanos S.A.B. de C.V. (Household Durables) (a)(b)(c)	101,900	31

		18,826,108

Panama 1.0%
Copa Holdings S.A. Class A (Airlines)	34,125	3,536,715

Peru 0.6%
Cia de Minas Buenaventura S.A., ADR (Metals & Mining)	252,551	2,414,388

Philippines 0.3%
BDO Unibank, Inc. (Banks)	92,670	226,671
Filinvest Land, Inc. (Real Estate Management & Development)	979,000	33,372

	Shares	Value
Philippines (continued)
JG Summit Holdings, Inc. (Industrial Conglomerates)	115,660	$169,808
LT Group, Inc. (Beverages)	172,000	46,630
Megaworld Corp. (Real Estate Management & Development)	1,341,600	138,401
Metropolitan Bank & Trust Co. (Banks)	24,250	44,709
Petron Corp. (Oil, Gas & Consumable Fuels)	170,700	40,376
Philippine National Bank (Banks) (a)	26,231	46,830
Rizal Commercial Banking Corp. (Banks)	19,780	21,077
Robinsons Land Corp. (Real Estate Management & Development)	157,300	93,022
San Miguel Corp. (Industrial Conglomerates)	17,720	29,062
Top Frontier Investment Holdings Inc. (Industrial Conglomerates) (a)	6,992	19,366
Union Bank of Philippines (Banks)	38,197	56,699
Vista Land & Lifescapes, Inc. (Real Estate Management & Development)	315,000	50,580

		1,016,603

Poland 3.2%
Asseco Poland S.A. (Software)	8,692	124,943
Bank Handlowy w Warszawie S.A. (Banks)	81,874	2,458,481
Bank Pekao S.A. (Banks)	105,720	5,316,688
Enea S.A. (Electric Utilities)	14,166	60,809
Grupa Lotos S.A. (Oil, Gas & Consumable Fuels) (a)	6,406	45,923
Kernel Holding S.A. (Food Products) (a)	3,254	25,827
KGHM Polska Miedz S.A. (Metals & Mining)	14,568	444,146
Lubelski Wegiel Bogdanka S.A. (Oil, Gas & Consumable Fuels)	956	26,040
Netia S.A. (Diversified Telecommunication Services)	23,993	37,766
Orange Polska S.A. (Diversified Telecommunication Services)	956,892	2,241,489
PGE S.A. (Electric Utilities)	84,186	447,052
Polimex-Mostostal S.A. (Construction & Engineering) (a)	58,304	1,155
Polski Koncern Naftowy Orlen S.A. (Oil, Gas & Consumable Fuels)	37,516	514,976
Tauron Polska Energia S.A. (Electric Utilities)	138,576	196,681
Zaklady Azotowe w Tarnowie-Moscicach S.A. (Chemicals)	2,381	42,564

		11,984,540

Republic of Korea 17.2%
BS Financial Group, Inc. (Banks) (a)	17,345	228,268
China Ocean Resources Co., Ltd. (Food Products) (a)	7,670	34,021
COSMO Chemical Co., Ltd. (Chemicals) (a)	2,200	9,585
Dae Han Flour Mills Co., Ltd. (Food Products) (a)	258	36,306
Daelim Industrial Co., Ltd. (Construction & Engineering) (a)	2,287	135,796

M-140	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
Daewoo Engineering & Construction Co., Ltd. (Construction & Engineering) (a)	6,440	$34,152
Daewoo Securities Co., Ltd. (Capital Markets) (a)	7,530	66,253
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (Machinery) (a)	7,496	125,477
Daishin Securities Co., Ltd. (Capital Markets) (a)	3,040	25,960
DGB Financial Group, Inc. (Banks) (a)	11,270	115,959
Dongkuk Steel Mill Co., Ltd. (Metals & Mining) (a)	6,592	35,016
Dongwha Pharm Co., Ltd. (Pharmaceuticals) (a)	7,240	36,716
Doosan Corp. (Industrial Conglomerates)	565	52,891
Doosan Heavy Industries & Construction Co., Ltd. (Electrical Equipment) (a)	3,397	72,403
Doosan Infracore Co., Ltd. (Machinery) (a)	9,597	83,862
E-Mart Co., Ltd. (Food & Staples Retailing) (a)	1,320	243,189
GS Engineering & Construction Corp. (Construction & Engineering) (a)	2,971	61,934
GS Holdings (Oil, Gas & Consumable Fuels) (a)	4,961	179,884
Hana Financial Group, Inc. (Banks)	18,526	535,187
Handsome Co., Ltd. (Textiles, Apparel & Luxury Goods) (a)	980	29,043
Hanil Cement Co., Ltd. (Construction Materials) (a)	446	58,781
Hanjin Kal Corp. (Airlines) (a)	2,723	75,174
Hanjin Transportation Co., Ltd. (Air Freight & Logistics) (a)	1,660	81,774
Hanwha Chemical Corp. (Chemicals) (a)	9,140	96,597
Hanwha Corp. (Chemicals) (a)	3,560	100,319
Hanwha Life Insurance Co., Ltd. (Insurance) (a)	19,850	149,881
Hyosung Corp. (Chemicals) (a)	2,653	163,617
Hyundai Department Store Co., Ltd. (Multiline Retail) (a)	39,933	4,435,066
Hyundai Development Co. (Construction & Engineering) (a)	4,151	144,448
Hyundai Heavy Industries Co., Ltd. (Machinery) (a)	48,208	4,995,878
♦Hyundai Mobis (Auto Components) (a)	31,730	6,753,296
Hyundai Motor Co. (Automobiles) (a)	23,862	3,622,689
Hyundai Securities Co., Ltd. (Capital Markets) (a)	5,624	35,031
Hyundai Steel Co. (Metals & Mining)	5,968	341,250
Industrial Bank of Korea (Banks) (a)	17,540	223,372
JB Financial Group Co., Ltd. (Banks) (a)	13,201	73,061

	Shares	Value
Republic of Korea (continued)
KB Financial Group, Inc. (Banks)	27,416	$895,390
KCC Corp. (Building Products)	170	80,149
Keangnam Enterprises, Ltd. (Construction & Engineering) (a)	3,550	15,475
KISWIRE, Ltd. (Metals & Mining) (a)	1,128	43,299
Kolon Industries, Inc. (Chemicals) (a)	2,297	100,948
Korea Investment Holdings Co., Ltd. (Capital Markets) (a)	5,120	224,975
Korean Reinsurance Co. (Insurance) (a)	6,900	67,468
Kwangju Bank (Banks) (a)	1,777	15,544
Kyongnam Bank (Banks) (a)	2,716	29,395
LG Chem, Ltd. (Chemicals) (a)	27,717	4,523,342
LG Corp. (Industrial Conglomerates) (a)	5,362	297,186
LG Display Co., Ltd. (Electronic Equipment, Instruments & Components) (a)	17,627	533,764
LG Display Co., Ltd., ADR (Electronic Equipment, Instruments & Components) (a)	1,600	24,240
LG Electronics, Inc. (Household Durables) (a)	10,687	571,180
LG International Corp. (Trading Companies & Distributors) (a)	1,820	47,038
LIG Insurance Co., Ltd. (Insurance) (a)	697	17,264
Lotte Chemical Corp. (Chemicals) (a)	1,146	164,698
Lotte Chilsung Beverage Co., Ltd. (Beverages) (a)	71	96,025
Lotte Confectionery Co., Ltd. (Food Products) (a)	67	108,795
Lotte Shopping Co., Ltd. (Multiline Retail) (a)	994	245,588
Meritz Securities Co., Ltd. (Capital Markets) (a)	12,557	44,622
Mirae Asset Securities Co., Ltd. (Capital Markets) (a)	3,181	124,027
OCI Co., Ltd. (Chemicals) (a)	1,016	71,865
Poongsan Corp. (Metals & Mining) (a)	2,400	54,294
Poongsan Holdings Corp. (Metals & Mining) (a)	1,230	47,940
POSCO (Metals & Mining)	4,302	1,085,403
POSCO, Sponsored ADR (Metals & Mining)	48,684	3,106,526
S&T Motiv Co., Ltd. (Auto Components) (a)	750	28,537
S-Oil Corp. (Oil, Gas & Consumable Fuels)	1,200	52,498
Samsung C&T Corp. (Trading Companies & Distributors) (a)	2,909	161,257
Samsung Electro-Mechanics Co., Ltd. (Electronic Equipment, Instruments & Components) (a)	2,679	131,847
♦Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	8,309	9,987,850
Samsung Heavy Industries Co., Ltd. (Machinery) (a)	63,703	1,145,475
Samsung Life Insurance Co., Ltd. (Insurance) (a)	48,460	5,118,264

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-141

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
Samsung SDI Co., Ltd. (Electronic Equipment, Instruments & Components) (a)	1,760	$182,981
Samsung Securities Co., Ltd. (Capital Markets) (a)	2,820	113,117
SeAH Steel Corp. (Metals & Mining) (a)	146	10,532
♦Shinhan Financial Group Co., Ltd. (Banks) (a)	172,149	6,907,267
Shinsegae Co., Ltd. (Multiline Retail) (a)	14,352	2,350,982
SK Chemicals Co., Ltd. (Chemicals) (a)	1,420	82,151
SK Gas Co., Ltd. (Oil, Gas & Consumable Fuels) (a)	670	58,888
SK Holdings Co., Ltd. (Industrial Conglomerates) (a)	2,310	342,340
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels) (a)	3,716	285,837
SK Networks Co., Ltd. (Trading Companies & Distributors) (a)	13,210	106,573
Ssangyong Cement Industrial Co., Ltd. (Construction Materials) (a)	7,890	86,585
Sungwoo Hitech Co., Ltd. (Auto Components) (a)	468	4,936
Taekwang Industrial Co., Ltd. (Chemicals) (a)	30	31,565
UNID Co., Ltd. (Chemicals) (a)	639	33,432
Woori Bank (Banks) (a)	23,425	213,119
Woori Investment & Securities Co., Ltd. (Capital Markets) (a)	9,300	85,395
Youlchon Chemical Co., Ltd. (Containers & Packaging) (a)	3,376	35,357
Young Poong Corp. (Metals & Mining) (a)	19	21,298

		63,706,659

Russia 3.2%
Gazprom OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	339,403	1,569,842
Globaltrans Investment PLC (Road & Rail)	119,544	606,996
Lukoil OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	6,671	264,164
Magnitogorsk Iron & Steel Works, GDR (Metals & Mining)	18,065	43,356
♦Novolipetsk Steel OJSC, GDR (Metals & Mining)	595,733	6,813,532
Phosagro OAO, GDR (Chemicals)	242,739	2,471,565
RusHydro JSC, ADR (Electric Utilities)	165,341	152,994

		11,922,449

South Africa 3.8%
AECI, Ltd. (Chemicals)	8,878	102,479
African Bank Investments, Ltd. (Diversified Financial Services) (a)(b)(c)	30,700	617
African Rainbow Minerals, Ltd. (Metals & Mining)	14,451	148,459

	Shares	Value
South Africa (continued)
Anglo American Platinum, Ltd. (Metals & Mining) (a)	2,322	$68,225
AngloGold Ashanti, Ltd., Sponsored ADR (Metals & Mining) (a)	212,836	1,851,673
ArcelorMittal South Africa, Ltd. (Metals & Mining) (a)	15,452	35,293
Aveng, Ltd. (Construction & Engineering) (a)	24,376	36,688
Barclays Africa Group, Ltd. (Banks)	200,523	3,127,325
Barloworld, Ltd. (Trading Companies & Distributors)	28,094	231,602
Blue Label Telecoms, Ltd. (Commercial Services & Supplies)	45,597	34,670
Business Connexion Group, Ltd. (IT Services)	16,350	9,040
DataTec, Ltd. (Electronic Equipment, Instruments & Components)	9,422	45,281
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	9,457	84,173
Gold Fields, Ltd. (Metals & Mining)	15,436	69,869
Gold Fields, Ltd., Sponsored ADR (Metals & Mining)	70,717	320,348
Grindrod, Ltd. (Marine)	50,593	97,790
Group Five, Ltd. (Construction & Engineering)	2,687	6,774
Harmony Gold Mining Co., Ltd., Sponsored ADR (Metals & Mining) (a)	24,281	45,891
Impala Platinum Holdings, Ltd. (Metals & Mining) (a)	209,057	1,362,265
Imperial Holdings, Ltd. (Distributors)	10,114	160,341
Investec, Ltd. (Capital Markets)	30,427	253,919
JD Group, Ltd. (Specialty Retail) (a)	14,617	30,594
Lewis Group, Ltd. (Specialty Retail)	2,688	17,200
Liberty Holdings, Ltd. (Insurance)	11,147	118,280
MMI Holdings, Ltd. (Insurance)	134,087	347,671
Mondi, Ltd. (Paper & Forest Products)	12,245	198,962
Murray & Roberts Holdings, Ltd. (Construction & Engineering)	19,118	35,139
Nedbank Group, Ltd. (Banks)	26,474	567,169
Northam Platinum, Ltd. (Metals & Mining) (a)	19,499	61,568
Reunert, Ltd. (Industrial Conglomerates)	181,357	950,551
Sappi, Ltd. (Paper & Forest Products) (a)	57,611	210,093
Sasol, Ltd., Sponsored ADR (Oil, Gas & Consumable Fuels)	3,441	130,655
Sibanye Gold, Ltd. (Metals & Mining)	22,674	43,714
Sibanye Gold, Ltd., Sponsored ADR (Metals & Mining)	9,835	74,451
Standard Bank Group, Ltd. (Banks)	131,401	1,614,831
Steinhoff International Holdings, Ltd. (Household Durables)	167,777	858,426
Super Group, Ltd. (Specialty Retail) (a)	18,555	54,890
Telkom SA SOC, Ltd. (Diversified Telecommunication Services) (a)	35,206	212,474
Tongaat Hulett, Ltd. (Food Products)	14,390	214,972

M-142	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
South Africa (continued)
Trencor, Ltd. (Marine)	19,868	$120,703
Zeder Investments, Ltd. (Capital Markets)	33,798	21,999

		13,977,064

Spain 0.2%
Banco Santander S.A., Sponsored ADR (Banks)	74,570	621,168

Taiwan 10.4%
Acer, Inc. (Technology Hardware, Storage & Peripherals) (a)	185,000	123,610
Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	1,749,000	2,079,248
AGV Products Corp. (Food Products) (a)	7,000	1,801
Altek Corp. (Household Durables) (a)	28,000	31,535
AmTRAN Technology Co., Ltd. (Household Durables)	88,000	46,477
Ardentec Corp. (Semiconductors & Semiconductor Equipment)	43,861	35,870
Asia Cement Corp. (Construction Materials)	148,920	182,882
Asia Optical Co., Inc. (Electronic Equipment, Instruments & Components) (a)	31,000	38,802
Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	308,000	3,353,506
AU Optronics Corp., Sponsored ADR (Electronic Equipment, Instruments & Components)	83,462	424,822
BES Engineering Corp. (Construction & Engineering)	155,000	38,776
Capital Securities Corp. (Capital Markets)	154,000	50,720
Cathay Real Estate Development Co., Ltd. (Real Estate Management & Development)	56,000	30,027
Chang Hwa Commercial Bank (Banks)	430,071	245,928
Charoen Pokphand Enterprise Taiwan Co., Ltd. (Food Products)	41,500	33,039
Cheng Loong Corp. (Containers & Packaging)	109,000	44,592
Cheng Uei Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	25,000	38,921
Chicony Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	706,490	1,962,452
China Airlines, Ltd. (Airlines) (a)	212,000	96,876
China Development Financial Holding Corp. (Banks)	1,034,000	328,619
China Life Insurance Co. Ltd/Taiwan (Insurance)	122,100	100,629
China Motor Corp. (Automobiles)	67,000	59,094
China Petrochemical Development Corp. (Chemicals) (a)	192,600	69,884

	Shares	Value
Taiwan (continued)
China Steel Corp. (Metals & Mining)	627,300	$520,255
China Synthetic Rubber Corp. (Chemicals)	53,000	55,120
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	1,680,000	3,048,692
Chunghwa Picture Tubes Ltd. (Electronic Equipment, Instruments & Components) (a)	485,000	21,135
CMC Magnetics Corp. (Technology Hardware, Storage & Peripherals) (a)	266,000	37,549
Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	2,271,000	1,583,146
Compeq Manufacturing Co. (Electronic Equipment, Instruments & Components)	107,000	59,948
Continental Holdings Corp. (Construction & Engineering)	86,100	32,452
Coretronic Corp. (Electronic Equipment, Instruments & Components) (a)	63,000	85,378
CTBC Financial Holding Co., Ltd. (Banks)	2,358,841	1,524,030
D-Link Corp. (Communications Equipment)	71,400	41,679
E.Sun Financial Holding Co., Ltd. (Banks)	547,381	339,371
Elitegroup Computer Systems Co., Ltd. (Technology Hardware, Storage & Peripherals)	22,680	19,052
Epistar Corp. (Semiconductors & Semiconductor Equipment)	78,379	154,729
Eternal Materials Co., Ltd. (Chemicals)	39,140	39,719
EVA Airways Corp. (Airlines) (a)	123,000	85,432
Evergreen International Storage & Transport Corp. (Road & Rail)	63,000	36,407
Evergreen Marine Corp. Taiwan, Ltd. (Marine) (a)	166,000	117,076
Far Eastern Department Stores, Ltd. (Multiline Retail)	79,560	70,707
Far Eastern International Bank (Banks)	161,694	53,587
Far Eastern New Century Corp. (Industrial Conglomerates)	201,960	199,885
Farglory Land Development Co., Ltd. (Real Estate Management & Development)	29,000	34,411
First Financial Holding Co., Ltd. (Banks)	682,562	401,299
Formosa Chemicals & Fibre Corp. (Chemicals)	19,000	40,031
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	82,000	81,030
Formosan Rubber Group, Inc. (Chemicals)	52,000	54,036
Foxconn Technology Co., Ltd. (Technology Hardware, Storage & Peripherals)	64,050	171,517
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	542,462	862,712
Fwusow Industry Co., Ltd. (Food Products)	32,976	15,870

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-143

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Gigabyte Technology Co., Ltd. (Technology Hardware, Storage & Peripherals)	61,000	$71,088
Gold Circuit Electronics, Ltd. (Electronic Equipment, Instruments & Components) (a)	115,000	64,187
Goldsun Development & Construction Co., Ltd. (Construction Materials) (a)	145,000	50,585
Grand Pacific Petrochemical (Chemicals)	95,000	50,667
Great Wall Enterprise Co., Ltd. (Food Products)	27,300	23,665
HannStar Display Corp. (Electronic Equipment, Instruments & Components)	215,195	53,255
Hey Song Corp. (Beverages)	22,500	26,843
Ho Tung Chemical Corp. (Chemicals) (a)	114,660	39,911
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	449,000	1,238,148
HTC Corp. (Technology Hardware, Storage & Peripherals) (a)	19,000	84,692
Hua Nan Financial Holdings Co., Ltd. (Banks)	258,478	144,563
Hung Poo Real Estate Development Corp. (Real Estate Management & Development)	7,000	5,631
Innolux Corp. (Electronic Equipment, Instruments & Components)	843,590	406,391
Inventec Corp. (Technology Hardware, Storage & Peripherals)	149,000	100,115
King Yuan Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	136,000	109,064
King’s Town Bank Co., Ltd. (Banks)	12,000	12,394
Kinpo Electronics (Household Durables) (a)	70,000	32,190
Kwong Fong Industries Corp. (Textiles, Apparel & Luxury Goods)	11,400	6,139
LCY Chemical Corp. (Chemicals)	21,000	11,074
Lealea Enterprise Co., Ltd. (Textiles, Apparel & Luxury Goods) (a)	44,017	12,717
Lien Hwa Industrial Corp. (Food Products)	57,000	36,778
Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	154,330	176,650
Macronix International Co., Ltd. (Semiconductors & Semiconductor Equipment) (a)	414,154	90,529
Masterlink Securities Corp. (Capital Markets)	103,224	32,463
Mega Financial Holding Co., Ltd. (Banks)	2,905,866	2,240,064
Micro-Star International Co., Ltd. (Technology Hardware, Storage & Peripherals)	92,000	98,348
Mirle Automation Corp. (Machinery)	46,350	40,849
Mitac Holdings Corp. (Technology Hardware, Storage & Peripherals)	64,000	47,139

	Shares	Value
Taiwan (continued)
Nan Ya Printed Circuit Board Corp. (Electronic Equipment, Instruments & Components) (a)	23,000	$30,045
Neo Solar Power Corp. (Semiconductors & Semiconductor Equipment)	19,182	17,957
Nien Hsing Textile Co., Ltd. (Textiles, Apparel & Luxury Goods)	34,909	30,876
Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	397,000	2,220,919
Pegatron Corp. (Technology Hardware, Storage & Peripherals)	157,000	361,561
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	32,000	38,581
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment) (a)	61,000	104,291
President Securities Corp. (Capital Markets)	88,580	46,408
Qisda Corp. (Technology Hardware, Storage & Peripherals) (a)	176,000	79,930
Radium Life Tech Co., Ltd. (Real Estate Management & Development) (a)	43,793	24,528
Richtek Technology Corp. (Semiconductors & Semiconductor Equipment)	183,000	964,482
Ruentex Development Co., Ltd. (Real Estate Management & Development)	31,000	49,287
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods)	41,000	86,156
Sheng Yu Steel Co., Ltd. (Metals & Mining)	44,000	28,191
Shihlin Electric & Engineering Corp. (Electrical Equipment)	30,000	37,416
Shin Kong Financial Holding Co., Ltd. (Insurance)	803,378	227,955
Shinkong Synthetic Fibers Corp. (Chemicals)	174,000	59,631
Sigurd Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	67,000	64,720
Sino-American Silicon Products, Inc. (Semiconductors & Semiconductor Equipment) (a)	44,000	76,066
SinoPac Financial Holdings Co., Ltd. (Banks)	700,544	286,953
Ta Chen Stainless Pipe Co., Ltd. (Metals & Mining) (a)	12,100	7,915
Ta Chong Bank, Ltd. (Banks) (a)	184,813	61,579
Tah Hsin Industrial Co., Ltd. (Textiles, Apparel & Luxury Goods)	13,900	12,585
Taichung Commercial Bank (Banks)	179,134	57,958
Tainan Enterprises Co., Ltd. (Textiles, Apparel & Luxury Goods)	5,000	4,133

M-144	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Tainan Spinning Co., Ltd. (Textiles, Apparel & Luxury Goods)	117,090	$68,601
Taishin Financial Holding Co., Ltd. (Banks)	700,025	287,155
Taiwan Business Bank (Banks) (a)	379,078	109,803
Taiwan Cement Corp. (Construction Materials)	173,000	236,266
Taiwan Cooperative Financial Holding (Banks)	190,323	97,827
Taiwan Fertilizer Co., Ltd. (Chemicals)	27,000	47,573
Taiwan Glass Industry Corp. (Building Products)	43,000	33,478
Taiwan PCB Techvest Co., Ltd. (Electronic Equipment, Instruments & Components)	13,933	22,576
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	188,971	4,229,171
Taiwan TEA Corp. (Food & Staples Retailing)	61,000	35,085
Taiyen Biotech Co., Ltd. (Food Products)	17,082	13,331
Tatung Co., Ltd. (Household Durables) (a)	219,000	61,636
Teco Electric and Machinery Co., Ltd. (Electrical Equipment)	1,673,000	1,578,365
Tong-Tai Machine & Tool Co., Ltd. (Machinery) (b)	34,497	30,756
TPK Holding Co., Ltd. (Electronic Equipment, Instruments & Components)	23,000	136,582
Tripod Technology Corp. (Electronic Equipment, Instruments & Components)	37,000	72,207
Tung Ho Steel Enterprise Corp. (Metals & Mining)	87,000	67,568
Unimicron Technology Corp. (Electronic Equipment, Instruments & Components)	118,000	89,105
United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,273,000	589,184
Universal Cement Corp. (Construction Materials)	60,180	49,065
UPC Technology Corp. (Chemicals)	73,889	26,341
USI Corp. (Chemicals)	56,000	30,841
Wafer Works Corp. (Semiconductors & Semiconductor Equipment) (a)	39,829	19,253
Walsin Lihwa Corp. (Electrical Equipment) (a)	246,000	77,209
Wan Hai Lines, Ltd. (Marine)	105,000	91,463
Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	39,000	36,130
Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment) (a)	327,000	111,696
Wistron Corp. (Technology Hardware, Storage & Peripherals)	179,290	161,375

	Shares	Value
Taiwan (continued)
WT Microelectronics Co., Ltd. (Electronic Equipment, Instruments & Components)	7,569	$11,064
Yageo Corp. (Electronic Equipment, Instruments & Components)	43,206	68,856
Yang Ming Marine Transport Corp. (Marine) (a)	85,000	45,127
Yieh Phui Enterprise Co., Ltd. (Metals & Mining)	110,282	31,766
Yuanta Financial Holding Co., Ltd. (Capital Markets)	706,900	342,366
Yulon Motor Co., Ltd. (Automobiles)	77,000	112,625

		38,512,073

Thailand 2.6%
Bangchak Petroleum PCL (Oil, Gas & Consumable Fuels)	73,400	69,986
Bangkok Bank PCL, NVDR (Banks)	538,500	3,161,010
Bangkok Expressway PCL (Transportation Infrastructure)	38,000	45,618
Bangkokland PCL (Real Estate Management & Development)	973,000	46,376
Banpu PCL (Oil, Gas & Consumable Fuels)	116,000	87,700
Hana Microelectronics PCL (Electronic Equipment, Instruments & Components)	57,800	66,591
IRPC PCL (Oil, Gas & Consumable Fuels)	882,200	81,914
Kasikornbank PCL, NVDR (Banks)	358,100	2,488,248
Kiatnakin Bank PCL (Banks)	35,000	41,912
Krung Thai Bank PCL (Banks)	374,800	256,787
Polyplex PCL (Containers & Packaging) (a)	9,900	2,902
PTT Exploration & Production PCL (Oil, Gas & Consumable Fuels)	80,700	273,734
PTT Global Chemical PCL (Chemicals)	216,900	336,699
PTT PCL (Oil, Gas & Consumable Fuels)	99,600	976,477
Saha-Union PCL (Textiles, Apparel & Luxury Goods)	31,200	37,908
Thai Airways International PCL (Airlines) (a)	116,300	51,302
Thai Oil PCL (Oil, Gas & Consumable Fuels)	1,074,600	1,372,830
Thanachart Capital PCL (Banks)	70,400	67,630
Thoresen Thai Agencies PCL (Marine) (a)	83,356	42,750
TMB Bank PCL (Banks)	334,400	29,515
TPI Polene PCL (Construction Materials)	970,000	50,333

		9,588,222

Turkey 1.4%
Adana Cimento Sanayii TAS Class A (Construction Materials)	15,372	35,784
Aksa Akrilik Kimya Sanayii AS (Textiles, Apparel & Luxury Goods)	7,477	23,789
Albaraka Turk Katilim Bankasi AS (Banks)	15,022	11,191
Anadolu Anonim Turk Sigorta Sirketi (Insurance) (a)	55,356	33,562
Asya Katilim Bankasi AS (Banks) (a)	63,974	17,871

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-145

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Turkey (continued)
Dogan Sirketler Grubu Holding AS (Industrial Conglomerates) (a)	111,747	$36,328
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS (Pharmaceuticals)	4,421	4,370
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	113,087	215,916
Ford Otomotiv Sanayi AS (Automobiles)	160,654	2,239,655
Gentas Genel Metal Sanayi ve Ticaret AS (Commercial Services & Supplies)	39,557	28,163
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A (Metals & Mining) (a)	34,713	36,587
KOC Holding AS (Industrial Conglomerates)	45,704	241,408
Polyester Sanayi AS (Chemicals) (a)	47,176	39,352
Soda Sanayii AS (Chemicals)	25,851	47,300
Trakya Cam Sanayi AS (Building Products)	28,652	42,190
Turk Hava Yollari Anonim Ortakligi (Airlines) (a)	60,942	250,080
Turkcell Iletisim Hizmetleri AS (Wireless Telecommunication Services) (a)	143,585	876,842
Turkiye Halk Bankasi AS (Banks)	18,415	108,780
Turkiye Is Bankasi Class C (Banks)	144,965	415,836
Turkiye Sinai Kalkinma Bankasi AS (Banks)	45,854	39,502
Turkiye Sise ve Cam Fabrikalari AS (Industrial Conglomerates)	45,848	71,449
Turkiye Vakiflar Bankasi Tao Class D (Banks)	68,110	142,201
Vestel Elektronik Sanayi ve Ticaret AS (Household Durables) (a)	24,553	66,460
Yapi Ve Kredi Bankasi AS (Banks)	54,682	113,592

		5,138,208

United States 0.7%
Southern Copper Corp. (Metals & Mining)	92,441	2,606,836

Total Common Stocks (Cost $374,060,418)		332,084,247

Exchange-Traded Funds 7.5% (e)
India 1.1%
PowerShares India Portfolio (Capital Markets)	199,986	4,197,706

United States 6.4%
♦iShares MSCI Emerging Markets ETF (Capital Markets)	368,098	14,462,571
♦Vanguard FTSE Emerging Markets ETF (Capital Markets)	231,400	9,260,628

		23,723,199

Total Exchange-Traded Funds (Cost $28,423,190)		27,920,905

	Shares	Value
Preferred Stocks 1.6%
Brazil 1.6%
Banco do Estado do Rio Grande do Sul S.A. Class B 5.81% (Banks)	18,200	$98,337
Banco Industrial e Comercial S.A. 0.00% (Banks) (a)	15,600	33,607
Braskem S.A. Class A 3.63% (Chemicals)	15,000	97,101
Cia Ferro Ligas da Bahia—Ferbasa 3.47% (Metals & Mining)	9,211	30,117
Eucatex S.A. Industria e Comercio 0.00% (Paper & Forest Products) (a)	2,900	3,545
Forjas Taurus S.A. 0.00% (Aerospace & Defense) (a)	13,500	2,370
Gerdau S.A. 2.84% (Metals & Mining)	56,000	198,675
Itau Unibanco Holding S.A. 2.91% (Banks)	254,300	3,306,513
Petroleo Brasileiro S.A. 11.49% (Oil, Gas & Consumable Fuels)	54,000	204,631
Suzano Papel e Celulose S.A. Class A 1.08% (Paper & Forest Products)	45,900	194,132
Usinas Siderurgicas de Minas Gerais S.A. 0.00% (Metals & Mining) (a)	48,400	91,904
Vale S.A. 10.35% (Metals & Mining)	209,686	1,521,546

		5,782,478

Colombia 0.0%‡
Grupo de Inversiones Suramericana S.A. 2.41% (Diversified Financial Services)	4,182	68,850

Total Preferred Stocks (Cost $7,646,293)		5,851,328

	Number of Rights
Rights 0.0%‡
Poland 0.0%‡
Grupa Lotos S.A. Expires 1/20/15 (Oil, Gas & Consumable Fuels) (a)	2,712	20,605

Republic of Korea 0.0%‡
DGB Financial Group, Inc. Expires 1/13/15 (Banks) (a)(b)(c)	2,353	2,502

Total Rights (Cost $14,636)		23,107

M-146	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Warrants	Value
Warrants 0.0%‡
China 0.0%‡
Golden Meditech Holdings, Ltd. Expires 7/30/15 (Health Care Equipment & Supplies) (a)	30,545	$319
HKC Holdings, Ltd. Expires 10/17/15 (Construction & Engineering) (a)	49,600	307

		626

Thailand 0.0%‡
Sansiri Public Co., Ltd. Expires 11/24/17 (Real Estate Management & Development) (a)(b)	52,733	497

Total Warrants (Cost $0)		1,123

	Principal Amount
Short-Term Investment 1.2%
Repurchase Agreement 1.2%
United States 1.2%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $4,584,246 (Collateralized by Federal National Mortgage Association securities with rates between 2.11% and 2.12% and a maturity date of 11/7/22, with a Principal Amount of $4,865,000 and a Market Value of $4,679,821) (Capital Markets)	$4,584,246	4,584,246

Total Short-Term Investment (Cost $4,584,246)		4,584,246

Total Investments (Cost $414,728,783) (f)	100.0%	370,464,956
Other Assets, Less Liabilities	(0.0) ‡	(97,411)
Net Assets	100.0%	$370,367,545
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Illiquid security—As of December 31, 2014, the total market value of these securities was $1,249,043, which represented 0.3% of the Portfolio’s net assets.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, the total market value of these securities was $50,822, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	As of December 31, 2014, cost was $419,042,714 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$13,867,780
Gross unrealized depreciation	(62,445,538)

Net unrealized depreciation	$(48,577,758)

The following abbreviations are used in the above Portfolio:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-147

Portfolio of Investments December 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)
Brazil	$2,359,309	$17,438,753	$—	$19,798,062
Chile	708,753	2,229,400	—	2,938,153
China	636,116	66,387,142	47,007	67,070,265
Colombia	3,718,504	341,007	—	4,059,511
Czech Republic	—	10,094,844	—	10,094,844
Greece	—	179,143	—	179,143
Hong Kong	—	192,780	—	192,780
Hungary	—	6,072,494	—	6,072,494
India	1,917,288	6,488,020	—	8,405,308
Indonesia	—	11,444,846	—	11,444,846
Malaysia	18,480	17,959,328	—	17,977,808
Mexico	18,825,412	665	31	18,826,108
Philippines	—	1,016,603	—	1,016,603
Poland	—	11,984,540	—	11,984,540
Republic of Korea	3,343,885	60,362,774	—	63,706,659
Russia	43,356	11,879,093	—	11,922,449
South Africa	2,423,018	11,553,429	617	13,977,064
Taiwan	4,653,993	33,858,080	—	38,512,073
Thailand	—	9,588,222	—	9,588,222
Turkey	—	5,138,208	—	5,138,208
All Other Countries	9,179,107	—	—	9,179,107

Total Common Stocks	47,827,221	284,209,371	47,655	332,084,247

Exchange-Traded Funds	27,920,905	—	—	27,920,905
Preferred Stocks	—	5,851,328	—	5,851,328
Rights	20,605	2,502	—	23,107
Warrants	1,123	—	—	1,123
Short-Term Investment
Repurchase Agreement	—	4,584,246	—	4,584,246

Total Investments in Securities	$75,769,854	$294,647,447	$47,655	$370,464,956

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $47,007, $31, and $617, are held in China, Mexico and South Africa, respectively, within the Common Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2014, certain foreign equity securities with a market value of $261,282,925 held by the Portfolio at December 31, 2013, transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying factors provided by a third party in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2014, foreign equity securities with a market value of $108,744 were transferred from Level 1 to Level 3 as these securities were fair valued when compared to the prior year prices which were based on unadjusted quoted prices.

M-148	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2014, a foreign equity security with a market value of $6,065 was transferred from Level 3 to Level 2. During the year, this security transferred to a Level 1, which is based on an observable quoted price in active markets, however it was transferred to Level 2 as of year end due to the security being fair valued by applying a factor provided by a third party in accordance with the Portfolio’s policies and procedures. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2014 (a)
Common Stocks
China	$45,604	$—	$—	$(72,075)	$—	$—	$73,478	$—	$47,007	$(72,075)
Mexico	10,926	—	—	(10,895)	—	—	—	—	31	(10,895)
Philippines	6,065	—	—	—	—	—	—	(6,065)	—	—
Republic of Korea	9,733	—	(88,972)	82,244	—	(3,005)	—		—	—
South Africa	—	—	—	(34,649)	—	—	35,266	—	617	(34,649)
Rights
Poland	2	—	—	(2)	—	—	—	—	—	—
Republic of Korea	3,527	—	—	(3,527)	—	—	—	—	—	—

Total	$75,857	$—	$(88,972)	$(38,904)	$—	$(3,005)	$108,744	$(6,065)	$47,655	$(117,619)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-149

Portfolio of Investments December 31, 2014 (continued)

The table below sets forth the diversification of MainStay VP Emerging Markets Equity Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Aerospace & Defense	$5,603,877	1.5%
Air Freight & Logistics	81,774	0.0	‡
Airlines	7,259,792	2.0
Auto Components	6,786,769	1.8
Automobiles	13,418,208	3.6
Banks	85,375,990	23.0
Beverages	5,557,730	1.5
Building Products	155,817	0.0	‡
Capital Markets	34,167,776	9.2
Chemicals	9,289,665	2.5
Commercial Services & Supplies	62,833	0.0	‡
Communications Equipment	86,886	0.0	‡
Construction & Engineering	1,812,600	0.5
Construction Materials	7,612,650	2.1
Containers & Packaging	82,851	0.0	‡
Distributors	160,341	0.0	‡
Diversified Financial Services	1,357,103	0.4
Diversified Telecommunication Services	3,046,288	0.8
Electric Utilities	5,120,726	1.4
Electrical Equipment	1,781,516	0.5
Electronic Equipment, Instruments & Components	3,981,266	1.1
Food & Staples Retailing	1,076,933	0.3
Food Products	2,062,516	0.6
Health Care Equipment & Supplies	319	0.0	‡
Hotels, Restaurants & Leisure	5,530,800	1.5
Household Durables	2,852,001	0.8
Industrial Conglomerates	2,879,673	0.8
Insurance	6,237,999	1.7
IT Services	16,604	0.0	‡
Machinery	14,835,465	4.0
Marine	1,775,283	0.5
Media	211,833	0.1
Metals & Mining	30,441,573	8.2
Multi-Utilities	239,257	0.1
Multiline Retail	7,132,441	1.9
Oil, Gas & Consumable Fuels	35,416,557	9.6
Paper & Forest Products	1,629,635	0.4
Personal Products	1,245,526	0.3
Pharmaceuticals	41,086	0.0	‡
Real Estate Management & Development	2,893,848	0.8
Road & Rail	703,728	0.2
Semiconductors & Semiconductor Equipment	14,073,930	3.8
Software	124,943	0.0	‡
Specialty Retail	215,058	0.1
Technology Hardware, Storage & Peripherals	18,419,580	5.0
Textiles, Apparel & Luxury Goods	2,419,596	0.7
Trading Companies & Distributors	556,155	0.1
Transportation Infrastructure	1,362,873	0.4

	Value	Percent†
Water Utilities	$1,666,650	0.4%
Wireless Telecommunication Services	21,600,636	5.8

	370,464,956	100.0
Other Assets, Less Liabilities	(97,411)	0.0 ‡

Net Assets	$370,367,545	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

M-150	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $414,728,783)	$370,464,956
Cash denominated in foreign currencies (identified cost $1,732,503)	1,729,688
Receivables:
Investment securities sold	2,185,687
Dividends	86,671
Fund shares sold	64,215
Other assets	7,209

Total assets	374,538,426

Liabilities
Payables:
Investment securities purchased	3,437,119
Manager (See Note 3)	380,496
Fund shares redeemed	109,230
Foreign capital gains tax (See Note 2(D))	108,119
Custodian	45,931
NYLIFE Distributors (See Note 3)	43,885
Shareholder communication	25,637
Professional fees	20,111
Trustees	353

Total liabilities	4,170,881

Net assets	$370,367,545

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$44,869
Additional paid-in capital	445,314,568

445,359,437
Undistributed net investment income	4,815,524
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(35,441,668)
Net unrealized appreciation (depreciation) on investments (b)	(44,368,714)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	2,966

Net assets	$370,367,545

Initial Class
Net assets applicable to outstanding shares	$165,048,963

Shares of beneficial interest outstanding	19,969,062

Net asset value per share outstanding	$8.27

Service Class
Net assets applicable to outstanding shares	$205,318,582

Shares of beneficial interest outstanding	24,900,148

Net asset value per share outstanding	$8.25

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $104,887.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-151

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$11,167,211

Expenses
Manager (See Note 3)	4,622,123
Distribution and service—Service Class (See Note 3)	572,054
Custodian	501,634
Shareholder communication	61,015
Professional fees	44,758
Trustees	6,625
Miscellaneous	18,234

Total expenses	5,826,443

Net investment income (loss)	5,340,768

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	(23,098,495)
Foreign currency transactions	(402,422)

Net realized gain (loss) on investments and foreign currency transactions	(23,500,917)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(31,914,278)
Translation of other assets and liabilities in foreign currencies	7,084

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(31,907,194)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(55,408,111)

Net increase (decrease) in net assets resulting from operations	$(50,067,343)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,312,336.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $107,372.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of change in foreign capital gains tax in the amount of $87,327.

M-152	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,340,768	$4,156,694
Net realized gain (loss) on investments and foreign currency transactions	(23,500,917)	(5,015,677)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(31,907,194)	(24,082,054)

Net increase (decrease) in net assets resulting from operations	(50,067,343)	(24,941,037)

Dividends to shareholders:
From net investment income:
Initial Class	(1,986,584)	(1,360,886)
Service Class	(1,993,053)	(1,198,288)

Total dividends to shareholders	(3,979,637)	(2,559,174)

Capital share transactions:
Net proceeds from sale of shares	116,020,179	86,314,434
Net asset value of shares issued to shareholders in reinvestment of dividends	3,979,637	2,559,174
Cost of shares redeemed	(59,188,750)	(144,089,549)

Increase (decrease) in net assets derived from capital share transactions	60,811,066	(55,215,941)

Net increase (decrease) in net assets	6,764,086	(82,716,152)

Net Assets
Beginning of year	363,603,459	446,319,611

End of year	$370,367,545	$363,603,459

Undistributed net investment income at end of year	$4,815,524	$3,816,167

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-153

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,			February 17, 2012** through December 31,
	2014		2013	2012
Net asset value at beginning of period	$9.50		$10.12	$10.00

Net investment income (loss) (a)	0.14	(b)	0.11	0.09
Net realized and unrealized gain (loss) on investments	(1.26)		(0.66)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.00)‡	(0.01)

Total from investment operations	(1.13)		(0.55)	0.12

Less dividends:
From net investment income	(0.10)		(0.07)	—

Net asset value at end of period	$8.27		$9.50	$10.12

Total investment return	(11.97%)		(5.43%)	1.20	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52	%(b)	1.17%	1.15	%††
Net expenses	1.37%		1.34%	1.40	%††
Portfolio turnover rate	65%		68%	81%
Net assets at end of period (in 000’s)	$165,049		$132,661	$190,688

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.33%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Year ended December 31,			February 17, 2012** through December 31,
	2014		2013	2012
Net asset value at beginning of period	$9.47		$10.10	$10.00

Net investment income (loss) (a)	0.12	(b)	0.08	0.08
Net realized and unrealized gain (loss) on investments	(1.25)		(0.66)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.00)‡	(0.02)

Total from investment operations	(1.14)		(0.58)	0.10

Less dividends:
From net investment income	(0.08)		(0.05)	—

Net asset value at end of period	$8.25		$9.47	$10.10

Total investment return	(12.19%)		(5.67%)	1.00	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29	%(b)	0.86%	0.96	%††
Net expenses	1.62%		1.59%	1.65	%††
Portfolio turnover rate	65%		68%	81%
Net assets at end of period (in 000’s)	$205,319		$230,943	$255,631

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-154	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Floating Rate Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Since Inception (5/2/05)	Gross Expense Ratio[1]
Initial Class Shares	0.86%	4.51%	3.75%	0.64%
Service Class Shares	0.61	4.25	3.49	0.89

Benchmark Performance	One Year	Five Years	Since Inception (5/2/05)
Credit Suisse Leveraged Loan Index[2]	2.06%	5.83%	4.69%
S&P/LSTA Leveraged Loan Index[2]	1.60	5.57	4.94
Average Lipper Loan Participation Fund[3]	0.57	5.05	3.52

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-155

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$990.80	$3.26	$1,021.90	$3.31

Service Class Shares	$1,000.00	$989.60	$4.51	$1,020.70	$4.58

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.65% for Initial Class and 0.90% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-156	MainStay VP Floating Rate Portfolio

Industry Composition as of December 31, 2014 (Unaudited)

Healthcare, Education & Childcare	9.8%
Diversified/Conglomerate Service	8.2
Retail Store	5.6
Broadcasting & Entertainment	5.4
Electronics	5.3
Hotels, Motels, Inns & Gaming	4.8
Telecommunications	4.8
Automobile	4.7
Utilities	4.5
Leisure, Amusement, Motion Pictures & Entertainment	4.2
Chemicals, Plastics & Rubber	4.0
Diversified/Conglomerate Manufacturing	4.0
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	3.4
Containers, Packaging & Glass	3.1
Mining, Steel, Iron & Non-Precious Metals	3.1
Oil & Gas	3.1
Printing & Publishing	2.6
Buildings & Real Estate	2.4
Finance	2.4

Aerospace & Defense	2.2%
Insurance	2.0
Beverage, Food & Tobacco	1.6
Personal & Nondurable Consumer Products (Manufacturing Only)	1.2
Personal, Food & Miscellaneous Services	0.9
Home and Office Furnishings, Housewares & Durable Consumer Products	0.7
Affiliated Investment Company	0.3
Cargo Transport	0.3
Personal Transportation	0.3
Real Estate	0.3
Ecological	0.2
Grocery	0.2
Software	0.2
Short-Term Investments	4.9
Other Assets, Less Liabilities	–0.7

100.0%

See Portfolio of Investments beginning on page M-160 for specific holdings within these categories.

Top Ten Issuers Held as of December 31, 2014 (excluding short-term investments) (Unaudited)

1.	First Data Corp., 3.667%–6.75%, due 3/23/18–3/24/21

2.	Michaels Stores, Inc., 3.75%–4.00%, due 1/28/20

3.	Onex Carestream Finance, L.P., 5.00%–9.50%, due 6/7/19–12/7/19

4.	Community Health Systems, Inc., 3.486%–4.25%, due 1/25/17–1/27/21

5.	Reynolds Group Holdings, Inc., 4.00%–9.875%, due 12/1/18–8/15/19
6.	Rexnord LLC, 4.00%, due 8/21/20

7.	Univision Communications, Inc., 4.00%, due 3/1/20

8.	Scientific Games International, Inc., 6.00%, due 10/18/20

9.	WideOpenWest Finance LLC, 4.75%, due 4/1/19

10.	Realogy Corp., 3.75%, due 3/5/20

M-157

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Floating Rate Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Floating Rate Portfolio returned 0.86% for Initial Class shares and 0.61% for Service Class shares. Over the same period, both share classes underperformed the 2.06% return of the Credit Suisse Leveraged Loan Index,1 which is the Portfolio’s primary broad-based securities-market index. Both share classes also underperformed the 1.60% return of the S&P/LSTA Leveraged Loan Index,1 which is a secondary benchmark of the Portfolio, but outperformed the 0.57% return of the average Lipper1 Loan Participation Fund for the 12 months ended December 31, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

An underweight position relative to the Credit Suisse Leveraged Loan Index in credits rated CCC2 and lower, unrated credits and distressed credits contributed to the Portfolio’s underperformance of its primary benchmark during the first half of 2014. We continued to rebalance exposure during the year, reducing exposure to credits rated BB2 in favor of additional single-B2 exposure. We also modestly increased exposure to credits rated CCC, but the Portfolio remained underweight relative to the Credit Suisse Leveraged Loan Index in this rating category.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Portfolio’s loans, which are typically pegged to LIBOR,1 reset every 30, 60, 90 or 180 days. As of December 31, 2014, the Portfolio’s weighted average days-to-LIBOR-reset figure was 57 days, which we considered to be a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Portfolio would “catch up” may differ.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Based on available data, we believe that security selection contributed positively to performance in relation to the Credit Suisse Leveraged Loan Index during the first half of the year, while sector weightings—specifically, cash balances and the Portfolio’s underweight position in CCC-rated, unrated and distressed credits—detracted from relative performance. During the fourth quarter, a modestly overweight position in the energy sector hurt the Portfolio’s performance relative to its primary benchmark, while a modestly underweight position in the utility sector helped relative performance. In an effort to limit the drag that cash placed on the Portfolio’s performance, we managed cash down to less than 2% on a pro forma basis after consideration of committed-but-unsettled trades.

Did the Portfolio make any significant purchases or sales during the reporting period?

In November and December, energy prices declined, resulting in lower loan prices in the sector. As a result,

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

2.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days, months or years and is considered a more accurate sensitivity gauge than average maturity.

M-158	MainStay VP Floating Rate Portfolio

we selectively reduced exposure to the energy sector during the fourth quarter of 2014.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the Portfolio held overweight positions relative to the Credit Suisse Leveraged Loan Index in credits rated BB and B. As of the same date, the Portfolio held underweight positions in credits rated CCC and lower, unrated credits and distressed credits. As of the same date, the Portfolio held 1.2% of its net assets in fixed-rate high-yield instruments.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-159

Portfolio of Investments December 31, 2014

	Principal Amount	Value
Long-Term Bonds 95.5%† Corporate Bonds 0.9%
Containers, Packaging & Glass 0.2%
Greif, Inc. 7.75%, due 8/1/19	$650,000	$734,500
♦Reynolds Group Issuer, Inc. 9.875%, due 8/15/19	800,000	848,000

		1,582,500

Mining, Steel, Iron & Non-Precious Metals 0.1%
FMG Resources (August 2006) Pty, Ltd. 6.00%, due 4/1/17 (a)	1,000,000	956,250

Real Estate 0.3%
iStar Financial, Inc. 4.00%, due 11/1/17	1,200,000	1,167,000
5.00%, due 7/1/19	1,200,000	1,164,000

		2,331,000

Software 0.2%
♦First Data Corp. 6.75%, due 11/1/20 (a)	1,696,000	1,810,480

Telecommunications 0.1%
T-Mobile USA, Inc. 6.25%, due 4/1/21	400,000	409,400

Total Corporate Bonds (Cost $6,923,340)		7,089,630

Floating Rate Loans 86.5% (b)
Aerospace & Defense 2.2%
American Airlines, Inc. Exit Term Loan 3.75%, due 6/27/19	3,156,985	3,117,523
BE Aerospace, Inc. 2014 Term Loan B 4.00%, due 12/16/21	2,500,000	2,492,187
Booz Allen Hamilton, Inc. New Term Loan 3.75%, due 7/31/19	5,753,997	5,714,439
TransDigm, Inc. Term Loan C 3.75%, due 2/28/20	4,284,993	4,199,293
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	1,841,000	1,800,958

		17,324,400

	Principal Amount	Value
Automobile 4.5%
Affinia Group Intermediate Holdings, Inc. Term Loan B2 4.75%, due 4/27/20	$2,643,371	$2,611,981
Allison Transmission, Inc. New Term Loan B3 3.75%, due 8/23/19	3,109,958	3,066,639
Capital Automotive, L.P.
New Term Loan B 4.00%, due 4/10/19	4,611,305	4,519,079
New 2nd Lien Term Loan 6.00%, due 4/30/20	666,667	663,333
Chrysler Group LLC
2018 Term Loan B 3.25%, due 12/31/18	1,191,000	1,178,718
New Term Loan B 3.50%, due 5/24/17	3,855,151	3,839,086
Federal-Mogul Holdings Corp. New Term Loan C 4.75%, due 4/15/21	4,987,500	4,940,742
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 4.75%, due 4/30/19	6,150,000	6,117,713
KAR Auction Services, Inc. Term Loan B2 3.50%, due 3/11/21	1,618,988	1,592,680
MPG Holdco I, Inc. Term Loan B 4.25%, due 10/20/21	3,176,296	3,152,474
Tower Automotive Holdings USA LLC New Term Loan 4.00%, due 4/23/20	3,461,375	3,392,147

		35,074,592

Beverage, Food & Tobacco 1.4%
Albertson’s Holdings LLC Term Loan B4 4.50%, due 8/25/21	4,400,000	4,395,877
American Seafoods Group LLC New Term Loan B 4.50%, due 3/18/18 (c)	1,287,427	1,210,182
H.J. Heinz Co. Term Loan B2 3.50%, due 6/5/20	1,443,058	1,431,977
New Albertson’s, Inc. Term Loan 4.75%, due 6/27/21	2,161,250	2,124,779
Pinnacle Foods Finance LLC Term Loan G 3.00%, due 4/29/20	2,075,521	2,009,105

		11,171,920

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2014, excluding short-term investments. May be subject to change daily.

M-160	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Broadcasting & Entertainment 5.4%
Cequel Communications LLC Term Loan B 3.50%, due 2/14/19	$2,949,783	$2,901,235
Charter Communications Operating LLC Term Loan G 4.25%, due 9/12/21	1,800,000	1,806,750
Clear Channel Communications, Inc.
Term Loan B 3.819%, due 1/29/16	2,577,996	2,542,549
Term Loan D 6.919%, due 1/30/19	1,750,000	1,646,094
Cumulus Media Holdings, Inc. 2013 Term Loan 4.25%, due 12/23/20	4,021,683	3,880,924
Hubbard Radio LLC Term Loan B 4.50%, due 4/29/19	2,579,691	2,545,832
Mission Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	552,241	544,648
Nexstar Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	626,250	617,639
Numericable U.S. LLC
USD Term Loan B1 4.50%, due 5/21/20	1,876,538	1,869,501
USD Term Loan B2 4.50%, due 5/21/20	1,623,462	1,617,374
TWCC Holding Corp. REFI Term Loan B 3.50%, due 2/13/17	892,567	870,810
♦Univision Communications, Inc.
Term Loan C3 4.00%, due 3/1/20	2,357,775	2,299,814
Term Loan C4 4.00%, due 3/1/20	5,161,533	5,037,657
UPC Financing Partnership USD Term Loan AH 3.25%, due 6/30/21	2,917,292	2,847,277
Virgin Media Bristol LLC USD Term Loan B 3.50%, due 6/7/20	5,000,000	4,906,250
♦WideOpenWest Finance LLC Term Loan B 4.75%, due 4/1/19	6,835,750	6,778,077

		42,712,431

Buildings & Real Estate 2.4%
Continental Building Products LLC 1st Lien Term Loan 4.00%, due 8/28/20	2,409,521	2,359,323

	Principal Amount	Value
Buildings & Real Estate (continued)
CPG International, Inc. New Term Loan 4.75%, due 9/30/20	$2,468,750	$2,437,891
♦Realogy Corp. New Term Loan B 3.75%, due 3/5/20	6,828,896	6,698,007
USIC Holdings, Inc. 1st Lien Term Loan 4.00%, due 7/10/20 (c)	1,970,000	1,915,825
Wilsonart LLC Term Loan B 4.00%, due 10/31/19	5,226,639	5,056,773

		18,467,819

Cargo Transport 0.3%
Swift Transportation Co. LLC 2014 Term Loan B 3.75%, due 6/9/21	2,481,250	2,445,892

Chemicals, Plastics & Rubber 3.8%
Allnex USA, Inc. USD Term Loan B2 4.50%, due 10/3/19	712,084	703,183
Arysta LifeScience SPC LLC
1st Lien Term Loan 4.50%, due 5/29/20	1,181,998	1,172,640
2nd Lien Term Loan 8.25%, due 11/30/20	800,000	796,000
Axalta Coating Systems US Holdings, Inc. USD Term Loan 3.75%, due 2/1/20	5,436,349	5,285,718
AZ Chem US, Inc. 1st Lien Term Loan 4.50%, due 6/12/21	1,504,493	1,479,105
ECO Services Operations LLC Term Loan B 4.75%, due 12/1/21	700,000	689,500
Emerald Performance Materials LLC
New 1st Lien Term Loan 4.50%, due 8/1/21	748,125	728,799
New 2nd Lien Term Loan 7.75%, due 8/1/22	700,000	679,875
Flint Group US LLC USD 1st Lien Term Loan B2 4.75%, due 9/7/21	798,928	773,961
Ineos US Finance LLC USD 6 Year Term Loan 3.75%, due 5/4/18	1,199,539	1,162,268
MacDermid, Inc. USD 1st Lien Term Loan 4.00%, due 6/7/20	3,940,000	3,856,275

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-161

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Polymer Group, Inc. 1st Lien Term Loan 5.25%, due 12/19/19	$2,376,000	$2,343,330
PQ Corp. 2014 Term Loan 4.00%, due 8/7/17	1,732,323	1,693,346
Solenis International, L.P.
USD 1st Lien Term Loan 4.25%, due 7/31/21	897,750	876,428
USD 2nd Lien Term Loan 7.75%, due 7/31/22	750,000	728,750
Univar, Inc. Term Loan B 5.00%, due 6/30/17	6,877,358	6,640,337

		29,609,515

Containers, Packaging & Glass 2.5%
Ardagh Holdings USA, Inc. Incremental Term Loan 4.00%, due 12/17/19	2,987,475	2,923,991
Berry Plastics Holding Corp. Term Loan E 3.75%, due 1/6/21	3,622,173	3,524,074
Caraustar Industries, Inc. Term Loan B 7.50%, due 5/1/19	925,148	915,897
Centor US Holding, Inc.
USD 1st Lien Term Loan 4.25%, due 5/2/21	1,492,500	1,471,978
USD 2nd Lien Term Loan 8.00%, due 5/2/22	350,000	345,188
Rack Merger Sub, Inc.
2014 USD Term Loan 4.75%, due 10/1/21	1,396,500	1,390,390
2nd Lien Term Loan 8.25%, due 10/3/22	571,429	570,714
♦Reynolds Group Holdings, Inc. New Dollar Term Loan 4.00%, due 12/1/18	7,030,639	6,891,285
Signode Industrial Group US, Inc. USD Term Loan B 3.75%, due 5/1/21	1,666,667	1,595,833

		19,629,350

Diversified/Conglomerate Manufacturing 4.0%
Allied Security Holdings LLC
New 1st Lien Term Loan 4.25%, due 2/12/21	1,221,379	1,196,951
New 2nd Lien Term Loan 8.00%, due 8/13/21	435,616	427,267

	Principal Amount	Value
Diversified/Conglomerate Manufacturing (continued)
Atkore International, Inc.
1st Lien Term Loan 4.50%, due 4/9/21	$1,592,000	$1,558,170
2nd Lien Term Loan 7.75%, due 10/9/21	1,050,000	1,023,750
Doosan Infracore International, Inc. Term Loan B 4.50%, due 5/28/21	2,754,231	2,733,574
Gardner Denver, Inc. USD Term Loan 4.25%, due 7/30/20	5,362,891	5,014,304
Maxim Crane Works, L.P. 2nd Lien Term Loan 10.25%, due 11/26/18	937,500	944,531
Mueller Water Products, Inc. New Term Loan B 4.00%, due 11/25/21	1,550,000	1,547,579
NN, Inc. Term Loan B 6.00%, due 8/27/21	1,971,429	1,961,572
North American Lifting Holdings, Inc. 1st Lien Term Loan 5.50%, due 11/27/20	3,506,436	3,155,792
Quikrete Holdings, Inc.
1st Lien Term Loan 4.00%, due 9/28/20	5,681,574	5,596,351
2nd Lien Term Loan 7.00%, due 3/26/21	618,947	614,305
Sensus USA, Inc. 1st Lien Term Loan 4.50%, due 5/9/17	1,443,800	1,407,705
Veyance Technologies, Inc. 1st Lien Term Loan 5.25%, due 9/8/17	4,472,284	4,459,238

		31,641,089

Diversified/Conglomerate Service 8.2%
Acosta Holdco, Inc. 2014 Term Loan 5.00%, due 9/26/21	2,142,857	2,135,357
Advantage Sales & Marketing, Inc.
2014 1st Lien Term Loan 4.25%, due 7/23/21	4,826,603	4,764,765
Delayed Draw Term Loan 4.25%, due 7/23/21	160,897	158,835
2014 2nd Lien Term Loan 7.50%, due 7/25/22	625,000	615,312
Applied Systems, Inc.
New 1st Lien Term Loan 4.25%, due 1/25/21	990,000	970,447
New 2nd Lien Term Loan 7.50%, due 1/23/22	600,000	591,000

M-162	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
AVSC Holding Corp. 1st Lien Term Loan 4.50%, due 1/24/21	$628,821	$623,319
Brickman Group, Ltd. LLC
1st Lien Term Loan 4.00%, due 12/18/20	3,564,045	3,461,579
2nd Lien Term Loan 7.50%, due 12/17/21	600,000	586,125
Brock Holdings III, Inc.
New Term Loan B 6.00%, due 3/16/17	1,362,868	1,277,688
New 2nd Lien Term Loan 10.00%, due 3/16/18	750,000	585,000
Capital Safety North America Holdings, Inc.
1st Lien Term Loan 3.75%, due 3/29/21	1,813,571	1,756,897
2nd Lien Term Loan 6.50%, due 3/28/22	800,000	756,000
CCC Information Services, Inc. Term Loan 4.00%, due 12/20/19	1,522,703	1,477,022
CompuCom Systems, Inc. REFI Term Loan B 4.25%, due 5/11/20	4,137,987	3,941,433
Connolly Corp. 1st Lien Term Loan 5.00%, due 5/14/21	2,228,806	2,212,090
Crossmark Holdings, Inc.
1st Lien Term Loan 4.50%, due 12/20/19 (c)	1,960,000	1,912,633
2nd Lien Term Loan 8.75%, due 12/21/20 (c)	800,000	770,000
♦First Data Corp.
New 2018 Extended Term Loan 3.667%, due 3/23/18	750,000	733,360
New 2018 Term Loan 3.667%, due 9/24/18	2,400,000	2,346,751
Extended 2021 Term Loan 4.167%, due 3/24/21	4,003,173	3,940,624
Genesys Telecom Holdings U.S., Inc.
New Term Loan B 4.00%, due 2/8/20	2,292,526	2,229,482
Delayed Draw Term Loan 4.50%, due 11/13/20	990,000	977,625
Kronos, Inc. Initial Incremental Term Loan 4.50%, due 10/30/19	2,966,181	2,941,464
Mitchell International, Inc. New 1st Lien Term Loan 4.50%, due 10/12/20	2,216,117	2,172,548

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
MX Holdings U.S., Inc. USD Term Loan B 4.25%, due 8/14/20	$2,362,754	$2,336,173
ServiceMaster Co. 2014 Term Loan B 4.25%, due 7/1/21	6,284,250	6,160,136
Sophia, L.P. 2014 Term Loan B 4.00%, due 7/19/18	2,020,354	1,989,419
Sungard Availability Services Capital, Inc. Term Loan B 6.00%, due 3/31/19	1,116,563	962,105
SunGard Data Systems, Inc.
Term Loan C 3.907%, due 2/28/17	1,721,215	1,709,739
Term Loan E 4.00%, due 3/8/20	2,440,734	2,412,666
Vantiv LLC 2014 Term Loan B 3.75%, due 6/13/21	2,985,000	2,957,016
Verint Systems, Inc. USD Term Loan 3.50%, due 9/6/19	2,409,521	2,383,016

		64,847,626

Ecological 0.2%
ADS Waste Holdings, Inc. New Term Loan 3.75%, due 10/9/19	1,670,167	1,617,278

Electronics 5.2%
Avago Technologies Cayman, Ltd. USD Term Loan B 3.75%, due 5/6/21	4,975,000	4,948,050
Blue Coat Systems, Inc.
1st Lien Term Loan 4.00%, due 5/31/19	3,247,887	3,150,451
2nd Lien Term Loan 9.50%, due 6/28/20	1,000,000	975,000
BMC Software Finance, Inc. USD Term Loan 5.00%, due 9/10/20	2,772,366	2,683,997
CDW LLC New Term Loan 3.25%, due 4/29/20	968,698	938,911
Dell, Inc. USD Term Loan B 4.50%, due 4/29/20	5,932,538	5,908,173
Eagle Parent, Inc. New Term Loan 4.00%, due 5/16/18	3,707,857	3,650,385

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-163

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
EIG Investors Corp. 2013 Term Loan 5.00%, due 11/9/19	$3,430,328	$3,404,601
Evertec Group LLC New Term Loan B 3.50%, due 4/17/20	3,350,234	3,209,943
Go Daddy Operating Co. LLC New Term Loan B 4.75%, due 5/13/21	1,990,000	1,973,417
Infor (US), Inc.
USD Term Loan B3 3.75%, due 6/3/20	973,346	940,901
USD Term Loan B5 3.75%, due 6/3/20	3,888,244	3,761,877
Peak 10, Inc. 1st Lien Term Loan 5.00%, due 6/17/21	46,633	45,817
Sybil Software LLC Term Loan 4.75%, due 3/20/20	1,684,375	1,661,917
Zebra Technologies Corp. Term Loan B 4.75%, due 10/27/21	3,428,571	3,445,714

		40,699,154

Finance 2.4%
Avis Budget Car Rental LLC New Term Loan B 3.00%, due 3/15/19	1,578,618	1,561,353
Brand Energy & Infrastructure Services, Inc. New Term Loan B 4.75%, due 11/26/20	5,820,805	5,617,077
Duff & Phelps Investment Management Co. Term Loan B 4.50%, due 4/23/20	2,957,495	2,915,596
Hertz Corp. (The)
Term Loan B2 3.50%, due 3/11/18	313,280	304,534
New Synthetic LC 3.75%, due 3/11/18	2,750,000	2,729,375
Interactive Data Corp. 2014 Term Loan 4.75%, due 5/2/21	3,486,241	3,455,736
Ocwen Financial Corp. Term Loan 5.00%, due 2/15/18	2,358,000	2,200,799

		18,784,470

	Principal Amount	Value
Grocery 0.2%
Roundy’s Supermarkets, Inc. New Term Loan B 5.75%, due 3/3/21	$1,933,478	$1,802,969

Healthcare, Education & Childcare 8.7%
Akorn, Inc. Term Loan B 4.50%, due 4/16/21	2,892,750	2,863,822
Amsurg Corp. 1st Lien Term Loan B 3.75%, due 7/16/21	3,791,000	3,762,567
♦Community Health Systems, Inc.
2017 Term Loan E 3.486%, due 1/25/17	1,352,038	1,342,380
Term Loan D 4.25%, due 1/27/21	6,785,772	6,763,155
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	5,427,228	5,358,416
Envision Healthcare Corp. Term Loan 4.00%, due 5/25/18	4,863,506	4,802,712
HCA, Inc. Extended Term Loan B4 3.005%, due 5/1/18	1,344,919	1,332,732
IASIS Healthcare LLC Term Loan B2 4.50%, due 5/3/18	3,305,764	3,268,574
Ikaria, Inc.
1st Lien Term Loan 5.00%, due 2/12/21	2,816,461	2,793,577
2nd Lien Term Loan 8.75%, due 2/14/22	600,000	596,250
IMS Health, Inc. New USD Term Loan 3.50%, due 3/17/21	1,567,793	1,529,904
Kindred Healthcare, Inc. New Term Loan 4.25%, due 4/9/21	2,786,000	2,698,937
Kinetic Concepts, Inc. USD Term Loan E1 4.00%, due 5/4/18	4,388,578	4,331,891
Millennium Laboratories, Inc. Term Loan B 5.25%, due 4/16/21	1,990,000	1,976,319
♦Onex Carestream Finance, L.P.
1st Lien Term Loan 5.00%, due 6/7/19	5,652,457	5,608,300
2nd Lien Term Loan 9.50%, due 12/7/19	2,723,401	2,691,627

M-164	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Opal Acquisition, Inc. 1st Lien Term Loan 5.00%, due 11/27/20	$2,871,000	$2,833,318
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	1,658,333	1,627,585
Pharmaceutical Product Development LLC New Term Loan B 4.00%, due 12/5/18	3,883,232	3,854,107
PharMedium Healthcare Corp. 1st Lien Term Loan 4.25%, due 1/28/21	853,250	821,253
Quintiles Transnational Corp. Term Loan B3 3.75%, due 6/8/18	3,993,984	3,937,401
Salix Pharmaceuticals, Ltd. Term Loan 4.25%, due 1/2/20	2,394,712	2,361,785
Select Medical Corp. Series E Term Loan B 3.75%, due 6/1/18	1,541,978	1,499,574

		68,656,186

Home and Office Furnishings, Housewares & Durable Consumer Products 0.7%
Serta Simmons Holdings LLC Term Loan 4.25%, due 10/1/19	4,122,739	4,060,254
Tempur-Pedic International, Inc. REFI Term Loan B 3.50%, due 3/18/20	1,045,487	1,028,498

		5,088,752

Hotels, Motels, Inns & Gaming 4.4%
Caesars Entertainment Operating Co.
Extended Term Loan B5 5.985%, due 3/1/17	2,415,033	2,102,086
Extended Term Loan B6 6.985%, due 3/1/17	1,850,914	1,624,177
Term Loan B7 9.75%, due 1/28/18	1,075,423	944,221
Caesars Entertainment Resort Properties LLC Term Loan B 7.00%, due 10/11/20	3,465,000	3,265,763
Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	4,055,085	3,999,327
La Quinta Intermediate Holdings LLC Term Loan B 4.00%, due 4/14/21	3,642,122	3,587,490

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
MGM Resorts International Term Loan B 3.50%, due 12/20/19	$3,920,000	$3,817,100
Pinnacle Entertainment, Inc. Term Loan B2 3.75%, due 8/13/20	1,950,544	1,921,897
♦Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	7,425,000	7,308,984
Station Casinos LLC Term Loan B 4.25%, due 3/2/20	5,993,299	5,862,196

		34,433,241

Insurance 2.0%
Asurion LLC
New Term Loan B1 5.00%, due 5/24/19	4,136,902	4,070,538
New 2nd Lien Term Loan 8.50%, due 3/3/21	2,000,000	1,983,750
Hub International, Ltd. Term Loan B 4.25%, due 10/2/20	3,402,856	3,297,367
MPH Acquisition Holdings LLC Term Loan 3.75%, due 3/31/21	1,470,858	1,426,732
Sedgwick Claims Management Services, Inc.
1st Lien Term Loan 3.75%, due 3/1/21	3,070,531	2,975,858
2nd Lien Term Loan 6.75%, due 2/28/22	2,400,000	2,250,000

		16,004,245

Leisure, Amusement, Motion Pictures & Entertainment 2.4%
Bauer Performance Sports, Ltd. Term Loan B 4.00%, due 4/15/21	2,968,700	2,920,459
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	1,544,489	1,513,278
CityCenter Holdings LLC Term Loan B 4.25%, due 10/16/20	3,591,118	3,555,206
Creative Artists Agency LLC Term Loan B 6.75%, due 12/17/21	2,000,000	2,000,000
Fitness International LLC Term Loan B 5.50%, due 7/1/20	2,987,494	2,867,994
William Morris Endeavor Entertainment LLC
1st Lien Term Loan 5.25%, due 5/6/21	1,902,938	1,826,820

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-165

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Leisure, Amusement, Motion Pictures & Entertainment (continued)
William Morris Endeavor Entertainment LLC (continued)
2nd Lien Term Loan 8.25%, due 5/1/22	$1,200,000	$1,143,000
WMG Acquisition Corp. New Term Loan 3.75%, due 7/1/20	3,294,143	3,162,377

		18,989,134

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 3.1%
Alliance Laundry Systems LLC
REFI Term Loan 4.25%, due 12/10/18	3,127,832	3,086,129
2nd Lien Term Loan 9.50%, due 12/10/19	920,455	915,852
Apex Tool Group LLC Term Loan B 4.50%, due 1/31/20	2,547,038	2,464,260
CPM Acquisition Corp.
1st Lien Term Loan 6.25%, due 8/29/17	1,975,006	1,967,600
2nd Lien Term Loan 10.25%, due 3/1/18	1,093,700	1,093,700
Generac Power Systems, Inc. Term Loan B 3.25%, due 5/31/20	2,997,674	2,892,755
♦Rexnord LLC 1st Lien Term Loan B 4.00%, due 8/21/20	7,876,892	7,695,723
Silver II US Holdings LLC Term Loan 4.00%, due 12/13/19	4,418,785	4,088,295

		24,204,314

Mining, Steel, Iron & Non-Precious Metals 2.7%
Ameriforge Group, Inc. 1st Lien Term Loan 5.00%, due 12/19/19	2,981,250	2,683,125
Arch Coal, Inc. Term Loan B 6.25%, due 5/16/18	439,842	363,090
Fairmount Minerals, Ltd. New Term Loan B2 4.50%, due 9/5/19	1,994,949	1,798,780
Gates Global, Inc. Term Loan B 4.25%, due 7/5/21	4,488,750	4,357,293
JMC Steel Group, Inc. Term Loan 4.75%, due 4/1/17	1,564,136	1,527,640
McJunkin Red Man Corp. New Term Loan 5.00%, due 11/8/19 (c)	3,056,462	2,827,227

	Principal Amount	Value
Mining, Steel, Iron & Non-Precious Metals (continued)
Minerals Technologies, Inc. Term Loan B 4.00%, due 5/9/21	$2,447,000	$2,418,860
Novelis, Inc. New Term Loan 3.75%, due 3/10/17	4,323,776	4,273,784
Peabody Energy Corp. Term Loan B 4.25%, due 9/24/20	1,481,250	1,333,125

		21,582,924

Oil & Gas 2.5%
American Energy—Marcellus LLC
1st Lien Term Loan 5.25%, due 8/4/20	1,000,000	875,000
2nd Lien Term Loan 8.50%, due 8/4/21	250,000	211,250
EP Energy LLC Term Loan B2 4.50%, due 4/30/19	937,500	902,344
Fieldwood Energy LLC 2nd Lien Term Loan 8.375%, due 9/30/20	2,470,443	1,793,542
FTS International, Inc. New Term Loan B 5.75%, due 4/16/21	1,745,455	1,367,272
HGIM Corp. Term Loan B 5.50%, due 6/18/20	1,975,000	1,580,000
Philadelphia Energy Solutions LLC Term Loan B 6.25%, due 4/4/18 (c)	1,473,750	1,380,413
Quicksilver Resources, Inc. New 2nd Lien Term Loan 7.00%, due 6/21/19 (c)	2,000,000	1,500,000
Samson Investment Co. New 2nd Lien Term Loan 5.00%, due 9/25/18	3,300,000	2,587,751
Seadrill Partners Finco LLC Term Loan B 4.00%, due 2/21/21	3,811,053	2,945,943
Sheridan Investment Partners II, L.P.
Term Loan A 4.25%, due 12/16/20	277,517	220,626
Term Loan B 4.25%, due 12/16/20	1,994,985	1,586,013
Term Loan M 4.25%, due 12/16/20	103,499	82,281
Templar Energy LLC New 2nd Lien Term Loan 8.50%, due 11/25/20	1,500,000	1,072,500

M-166	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Oil & Gas (continued)
Western Refining, Inc. Term Loan B 4.25%, due 11/12/20	$1,485,000	$1,438,594

		19,543,529

Personal & Nondurable Consumer Products (Manufacturing Only) 1.2%
ABC Supply Co., Inc. Term Loan 3.50%, due 4/16/20	2,962,500	2,865,295
Prestige Brands, Inc. New Term Loan 4.125%, due 1/31/19	1,125,000	1,120,781
Spectrum Brands, Inc. Term Loan C 3.50%, due 9/4/19	206,806	203,859
SRAM LLC New Term Loan B 4.013%, due 4/10/20	3,329,492	3,212,960
Varsity Brands, Inc. 1st Lien Term Loan 6.00%, due 12/11/21	2,000,000	1,990,000

		9,392,895

Personal Transportation 0.3%
Orbitz Worldwide, Inc. 2014 Term Loan B 4.50%, due 4/15/21	965,150	951,578
United Airlines, Inc. New Term Loan B 3.50%, due 4/1/19	1,458,788	1,434,353

		2,385,931

Personal, Food & Miscellaneous Services 0.5%
TGI Friday’s, Inc.
1st Lien Term Loan 6.124%, due 7/15/20	321,572	319,562
2nd Lien Term Loan 9.25%, due 7/15/21	1,400,000	1,372,000
Weight Watchers International, Inc. Term Loan B2 4.00%, due 4/2/20	2,617,997	2,014,766

		3,706,328

Printing & Publishing 1.9%
Cengage Learning Acquisitions, Inc. 1st Lien Term Loan 7.00%, due 3/31/20	1,240,625	1,225,893
Checkout Holding Corp.
1st Lien Term Loan 4.50%, due 4/9/21	1,990,000	1,883,037
2nd Lien Term Loan 7.75%, due 4/11/22	1,400,000	1,292,666

	Principal Amount	Value
Printing & Publishing (continued)
ColourOz Investment 2 LLC USD 2nd Lien Term Loan B2 8.25%, due 9/6/22	$642,857	$604,286
Dex Media East LLC New Term Loan 6.00%, due 12/30/16	273,838	216,789
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	1,814,823	1,672,662
McGraw-Hill Global Education Holdings LLC New 1st Lien Term Loan 5.75%, due 3/22/19	594,000	590,102
Penton Media, Inc. New 2nd Lien Term Loan 9.00%, due 10/2/20	600,000	591,000
R.H. Donnelley, Inc. New Term Loan 9.75%, due 12/31/16	363,350	259,568
SNL Financial LC Term Loan 4.50%, due 10/23/18	1,892,493	1,866,471
Tribune Co. 2013 Term Loan 4.00%, due 12/27/20	5,068,159	4,979,466

		15,181,940

Retail Store 5.5%
Academy, Ltd. Term Loan 4.50%, due 8/3/18	1,935,759	1,904,909
American Tire Distributors Holdings, Inc. Term Loan B 5.75%, due 6/1/18	2,978,448	2,971,002
BJ’s Wholesale Club, Inc. New 1st Lien Term Loan 4.50%, due 9/26/19	3,969,969	3,892,225
Harbor Freight Tools USA, Inc. New 1st Lien Term Loan 4.75%, due 7/26/19	2,940,281	2,929,255
J Crew Group, Inc. New Term Loan B 4.00%, due 3/5/21	2,296,783	2,153,234
Leslie’s Poolmart, Inc. New Term Loan 4.25%, due 10/16/19	4,331,086	4,195,740
♦Michaels Stores, Inc.
Term Loan B 3.75%, due 1/28/20	7,335,197	7,179,324
Incremental 2014 Term Loan B2 4.00%, due 1/28/20	1,197,000	1,177,249

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-167

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Retail Store (continued)
NBTY, Inc. Term Loan B2 3.50%, due 10/1/17	$793,222	$768,434
Neiman Marcus Group, Inc. (The) 2020 Term Loan 4.25%, due 10/25/20	4,946,311	4,833,643
Party City Holdings, Inc. Term Loan 4.00%, due 7/27/19	4,252,776	4,146,457
Petco Animal Supplies, Inc. New Term Loan 4.00%, due 11/24/17	3,954,978	3,898,948
Pilot Travel Centers LLC 2014 Term Loan B 4.25%, due 10/1/21	3,300,000	3,300,686

		43,351,106

Telecommunications 3.4%
Avaya, Inc.
Extended Term Loan B3 4.67%, due 10/26/17	988,326	946,528
Term Loan B6 6.50%, due 3/30/18	4,408,954	4,341,444
Crown Castle Operating Co. Term Loan B2 3.00%, due 1/31/21	1,872,306	1,835,796
Level 3 Financing, Inc.
New 2019 Term Loan 4.00%, due 8/1/19	3,200,000	3,174,000
2020 Term Loan B 4.00%, due 1/15/20	2,000,000	1,985,000
Incremental Term Loan B5 4.50%, due 1/31/22	1,440,000	1,440,451
LTS Buyer LLC 1st Lien Term Loan 4.00%, due 4/11/20	2,955,000	2,888,513
Mitel US Holdings, Inc. New Term Loan 5.25%, due 1/31/20	1,284,982	1,284,581
Syniverse Holdings, Inc. Term Loan 4.00%, due 4/23/19	3,816,269	3,689,062
Zayo Group LLC Term Loan B 4.00%, due 7/2/19	5,425,609	5,369,400

		26,954,775

Utilities 4.5%
Astoria Energy LLC Term Loan B 5.00%, due 12/24/21	2,700,000	2,659,500

	Principal Amount	Value
Utilities (continued)
Bayonne Energy Center LLC Term Loan B 5.00%, due 8/19/21 (c)	$1,745,408	$1,727,954
Calpine Corp.
Term Loan B1 4.00%, due 4/1/18	3,373,835	3,335,276
Term Loan B2 4.00%, due 4/1/18	2,899,849	2,866,501
Dynegy Holdings, Inc. Term Loan B2 4.00%, due 4/23/20	4,101,488	4,042,529
EIF Channelview Cogeneration LLC Term Loan B 4.25%, due 5/8/20	404,850	398,777
Energy Future Intermediate Holding Co. LLC DIP Term Loan 4.25%, due 6/19/16	5,000,000	4,996,875
Equipower Resources Holdings LLC
1st Lien Term Loan 4.25%, due 12/21/18	2,991,777	2,973,079
Term Loan C 4.25%, due 12/31/19	997,319	991,085
Essential Power LLC Term Loan B 4.75%, due 8/8/19	2,190,421	2,135,661
Granite Acquisition, Inc.
Term Loan B 5.00%, due 12/19/21	1,532,567	1,540,230
Term Loan C 5.00%, due 12/19/21	67,433	67,770
2nd Lien Term Loan 8.25%, due 12/19/22	800,000	807,000
La Frontera Generation LLC Term Loan 4.50%, due 9/30/20	4,443,739	4,363,196
Lonestar Generation LLC Term Loan B 5.25%, due 2/20/21	744,377	725,768
Panda Power Funds Term Loan B1 6.50%, due 11/10/21	680,000	687,650
Southeast PowerGen LLC Term Loan B 4.50%, due 12/2/21	931,000	921,690

		35,240,541

Total Floating Rate Loans (Cost $698,117,348)		680,544,346

M-168	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans 8.1% (b)
Automobile 0.2%
INA Beteiligungsgesellschaft mbH USD Term Loan B 4.25%, due 5/15/20 (c)	$1,500,000	$1,499,374

Beverage, Food & Tobacco 0.2%
Charger OpCo B.V. USD Term Loan B1 3.50%, due 7/23/23	1,500,000	1,455,000

Chemicals, Plastics & Rubber 0.2%
Allnex (Luxembourg) & Cy S.C.A. USD Term Loan B1 4.50%, due 10/3/19	1,372,422	1,355,267

Containers, Packaging & Glass 0.4%
CD&R Millennium HoldCo 6 S.A.R.L.
USD 1st Lien Term Loan 4.50%, due 7/31/21	1,626,923	1,594,384
USD 2nd Lien Term Loan 8.25%, due 7/31/22	1,400,000	1,351,000

		2,945,384

Electronics 0.1%
Shield Finance Co. S.A.R.L. USD Term Loan 5.00%, due 1/29/21	595,500	591,530

Healthcare, Education & Childcare 1.1%
Auris Luxembourg II S.A. USD Term Loan B TBD, due 12/31/21 (c)	2,000,000	1,990,000
JLL / Delta Dutch Newco B.V. USD Term Loan 4.25%, due 3/11/21	1,705,715	1,652,411
Mallinckrodt International Finance S.A. Term Loan B 3.25%, due 3/19/21	992,500	969,755
Valeant Pharmaceuticals International, Inc.
Series D2 Term Loan B 3.50%, due 2/13/19	2,000,000	1,977,084
Series E Term Loan B 3.50%, due 8/5/20	2,274,847	2,251,150

		8,840,400

Hotels, Motels, Inns & Gaming 0.4%
Amaya Holdings B.V.
1st Lien Term Loan 5.00%, due 8/1/21	2,394,000	2,370,060

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
Amaya Holdings B.V. (continued)
2nd Lien Term Loan 8.00%, due 8/1/22	$928,571	$916,191

		3,286,251

Leisure, Amusement, Motion Pictures & Entertainment 1.8%
Aufinco Pty, Ltd.
1st Lien Term Loan 4.00%, due 5/29/20	2,088,200	2,030,774
2nd Lien Term Loan 8.25%, due 11/30/20	1,600,000	1,568,000
Bombardier Recreational Products, Inc. New Term Loan B 4.00%, due 1/30/19	4,265,438	4,173,466
Delta 2 (Luxembourg) S.A.R.L.
USD Term Loan B3 4.75%, due 7/30/21	2,166,667	2,109,792
USD 2nd Lien Term Loan 7.75%, due 7/31/22	1,200,000	1,162,500
Travelport Finance (Luxembourg) S.A.R.L. 2014 Term Loan B 6.00%, due 9/2/21	3,500,000	3,490,375

		14,534,907

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.3%
Husky Injection Molding Systems, Ltd.
1st Lien Term Loan 4.25%, due 6/30/21	1,494,297	1,447,600
2nd Lien Term Loan 7.25%, due 6/30/22	800,000	768,000

		2,215,600

Mining, Steel, Iron & Non-Precious Metals 0.3%
FMG Resources (August 2006) Pty, Ltd. New Term Loan B 3.75%, due 6/30/19	2,855,998	2,595,388

Oil & Gas 0.6%
Drillships Financing Holdings, Inc. Term Loan B1 6.00%, due 3/31/21	2,977,387	2,352,136
Expro FinServices S.A.R.L. Term Loan 5.75%, due 9/2/21	1,330,000	1,077,300
Pacific Drilling S.A. Term Loan B 4.50%, due 6/3/18	1,532,222	1,248,761

		4,678,197

Personal, Food & Miscellaneous Services 0.4%
1011778 B.C. Unlimited Liability Co. 2014 Term Loan B 4.50%, due 12/12/21	2,880,000	2,871,772

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-169

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Printing & Publishing 0.7%
Flint Group GmbH USD Term Loan C 4.75%, due 9/7/21	$132,072	$127,945
Springer Science+Business Media Deutschland GmbH USD Term Loan B3 4.75%, due 8/14/20	5,277,926	5,188,861

		5,316,806

Retail Store 0.1%
Hudson’s Bay Co. 1st Lien Term Loan 4.75%, due 11/4/20	758,333	757,575

Telecommunications 1.3%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	4,139,180	4,075,366
Telesat USD Term Loan B2 3.50%, due 3/28/19	6,728,406	6,598,043

		10,673,409

Total Foreign Floating Rate Loans (Cost $65,707,451)		63,616,860

Total Long-Term Bonds (Cost $770,748,139)		751,250,836

	Shares
Affiliated Investment Company 0.3%
Fixed Income Fund 0.3%
MainStay High Yield Corporate Bond Fund Class I	323,200	1,858,402

Total Affiliated Investment Company (Cost $1,965,058)		1,858,402

	Principal Amount	Value
Short-Term Investments 4.9%
U.S. Government 4.9%
United States Treasury Bills
0.006%, due 3/5/15 (d)	$3,900,000	$3,899,883
0.011%, due 2/5/15 (d)	1,574,000	1,573,984
0.034%, due 1/15/15 (d)	33,173,000	33,172,599

Total Short-Term Investments (Cost $38,646,511)		38,646,466

Total Investments (Cost $811,359,708) (e)	100.7%	791,755,704
Other Assets, Less Liabilities	(0.7)	(5,242,897)
Net Assets	100.0%	$786,512,807

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2014.

(c)	Illiquid security—As of December 31, 2014, the total market value of these securities was $16,733,608, which represented 2.1% of the Portfolio’s net assets.

(d)	Interest rate shown represents yield to maturity.

(e)	As of December 31, 2014, cost was $812,056,593 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$256,947
Gross unrealized depreciation	(20,557,836)

Net unrealized depreciation	$(20,300,889)

The following abbreviation is used in the above portfolio:

TBD—To be determined

M-170	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$7,089,630	$—	$7,089,630
Floating Rate Loans (b)	—	608,258,708	72,285,638	680,544,346
Foreign Floating Rate Loans (c)	—	53,877,457	9,739,403	63,616,860

Total Long-Term Bonds	—	669,225,795	82,025,041	751,250,836

Affiliated Investment Company
Fixed Income Fund	1,858,402	—	—	1,858,402
Short-Term Investments
U.S. Government	—	38,646,466	—	38,646,466

Total Investments in Securities	$1,858,402	$707,872,261	$82,025,041	$791,755,704

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Includes $72,285,638 of Level 3 securities which represent Floating Rate Loans whose value was obtained from an independent pricing service which utilized significant unobservable inputs to measure each such value as referenced in the Portfolio of Investments.

(c)	Includes $9,739,403 of Level 3 securities which represent Foreign Floating Rate Loans whose value was obtained from an independent pricing service which utilized significant unobservable inputs to measure each such value as referenced in the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2014, securities with a market value of $35,230,581 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of December 31, 2013, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant observable inputs.

As of December 31, 2014, securities with a market value of $5,650,870 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2013, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-171

Portfolio of Investments December 31, 2014 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of December 31, 2014 (b)
Long-Term Bonds
Floating Rate Loans
Automobile	$1,047,842	$3,090	$7,720	$(158,791)	$—	$(1,176,089)	$5,458,640	$—	$5,182,412	$(149,529)
Broadcasting & Entertainment	3,200,931	—	—	—	—	—	—	(3,200,931)	—	—
Buildings & Real Estate	—	(861)	510	(159,089)	—	(78,330)	7,732,434	—	7,494,664	(159,089)
Chemicals, Plastics & Rubber	—	170	19	(24,159)	1,489,433	(2,002)	—	—	1,463,461	(24,159)
Containers, Packaging & Glass	2,553,125	(4,912)	13,621	(78,816)	1,685,037	(2,572,222)	—	—	1,595,833	(67,068)
Diversified/Conglomerate Manufacturing	279,000	4,299	21,118	(440,275)	6,023,958	(346,338)	2,779,060	—	8,320,822	(437,467)
Diversified/Conglomerate Service	3,640,939	7,355	2,776	(132,503)	3,030,979	(431,008)	2,298,973	(2,449,939)	5,967,572	(133,117)
Electronics	3,478,060	4,979	262	(43,963)	—	(34,738)	—	—	3,404,600	(43,569)
Finance	2,672,143	18,800	62,219	(74,144)	—	(2,672,143)	2,722,500	—	2,729,375	(2,964)
Healthcare, Education & Childcare	—	3,708	(66)	(53,490)	4,420,494	(7,250)	—	—	4,363,396	(53,490)
Insurance	609,000	91	14,592	(11,683)	—	(612,000)	—	—	—	—
Leisure, Amusement, Motion Pictures & Entertainment	—	—	—	20,000	1,980,000	—	—	—	2,000,000	20,000
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	1,101,903	9,478	(1,115)	(228,108)	—	(1,272,202)	6,840,759	—	6,450,715	(228,108)
Mining, Steel, Iron & Non-Precious Metals	121,033	(1,882)	221	(294,343)	2,998,182	(140,086)	—	—	2,683,125	(294,247)
Oil & Gas	1,975,000	13,536	304	(1,394,865)	2,406,489	(44,000)	2,012,456	—	4,968,920	(1,394,865)
Personal & Nondurable Consumer Products (Manufacturing Only)	—	—	—	10,000	1,980,000	—	—	—	1,990,000	10,000
Personal, Food & Miscellanous Services	—	458	—	(19,840)	1,391,382	—	—	—	1,372,000	(19,840)
Printing & Publishing	—	(41)	—	(36,728)	638,055	—	594,000	—	1,195,286	(36,728)
Retail Store	—	375	38	(5,462)	2,993,556	(17,505)	—	—	2,971,002	(5,462)
Utilities	1,980,050	4,040	64,006	(64,593)	7,145,894	(2,052,664)	1,055,722	—	8,132,455	(27,528)
Foreign Floating Rate Loans
Containers, Packaging & Glass	—	691	19	(67,686)	3,016,438	(4,078)	—	—	2,945,384	(67,686)
Healthcare, Education & Childcare	—	—	—	10,000	1,980,000	—	—	—	1,990,000	10,000
Leisure, Amusement, Motion Pictures & Entertainment	—	(1,116)	(134)	(114,813)	—	(21,200)	3,736,037	—	3,598,774	(114,813)
Oil & Gas	—	604	48	(233,371)	1,313,352	(3,333)	—	—	1,077,300	(233,371)
Printing & Publishing	—	22	3	(2,828)	131,079	(331)	—	—	127,945	(2,828)

Total	$22,659,026	$62,884	$186,161	$(3,599,550)	$44,624,328	$(11,487,519)	$35,230,581	$(5,650,870)	$82,025,041	$(3,455,928)

(a)	Sales include principal reduction.
(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-172	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $809,394,650)	$789,897,302
Investment in an affiliated investment company, at value (identified cost $1,965,058)	1,858,402
Cash	6,756,690
Receivables:
Investment securities sold	4,731,400
Dividends and interest	3,298,214
Fund shares sold	11,217
Other assets	6,519

Total assets	806,559,744

Liabilities
Payables:
Investment securities purchased	19,209,332
Manager (See Note 3)	399,689
Fund shares redeemed	219,480
NYLIFE Distributors (See Note 3)	124,467
Shareholder communication	52,419
Professional fees	31,107
Custodian	7,160
Trustees	685
Accrued expenses	2,598

Total liabilities	20,046,937

Net assets	$786,512,807

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$86,851
Additional paid-in capital	813,708,807

813,795,658
Undistributed net investment income	210,434
Accumulated net realized gain (loss) on investments, unfunded commitments and foreign currency transactions	(7,889,281)
Net unrealized appreciation (depreciation) on investments	(19,604,004)

Net assets	$786,512,807

Initial Class
Net assets applicable to outstanding shares	$205,056,926

Shares of beneficial interest outstanding	22,656,890

Net asset value per share outstanding	$9.05

Service Class
Net assets applicable to outstanding shares	$581,455,881

Shares of beneficial interest outstanding	64,194,342

Net asset value per share outstanding	$9.06

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-173

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Interest	$37,135,439
Dividend distributions from an affiliated investment company	251,405

Total income	37,386,844

Expenses
Manager (See Note 3)	4,936,471
Distribution and service—Service Class (See Note 3)	1,478,466
Shareholder communication	133,122
Professional fees	101,892
Custodian	53,871
Trustees	14,022
Miscellaneous	53,071

Total expenses	6,770,915

Net investment income (loss)	30,615,929

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,011,390)
Foreign currency transactions	34

Net realized gain (loss) on investments and foreign currency transactions	(1,011,356)

Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(23,632,443)

Net realized and unrealized gain (loss) on investments, unfunded commitments and foreign currency transactions	(24,643,799)

Net increase (decrease) in net assets resulting from operations	$5,972,130

M-174	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$30,615,929	$31,882,106
Net realized gain (loss) on investments and foreign currency transactions	(1,011,356)	3,756,661
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(23,632,443)	(2,817,142)

Net increase (decrease) in net assets resulting from operations	5,972,130	32,821,625

Dividends to shareholders:
From net investment income:
Initial Class	(9,031,480)	(12,037,630)
Service Class	(21,677,594)	(19,875,142)

Total dividends to shareholders	(30,709,074)	(31,912,772)

Capital share transactions:
Net proceeds from sale of shares	170,657,916	254,446,450
Net asset value of shares issued to shareholders in reinvestment of dividends	30,709,074	31,912,772
Cost of shares redeemed	(238,915,234)	(179,794,976)

Increase (decrease) in net assets derived from capital share transactions	(37,548,244)	106,564,246

Net increase (decrease) in net assets	(62,285,188)	107,473,099

Net Assets
Beginning of year	848,797,995	741,324,896

End of year	$786,512,807	$848,797,995

Undistributed net investment income at end of year	$210,434	$135,630

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-175

Financial Highlights selected per share data and ratios

	Intial Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.33	$9.32	$9.07	$9.26	$8.92

Net investment income (loss)	0.36	0.39	0.39	0.40	0.36
Net realized and unrealized gain (loss) on investments	(0.28)	0.01	0.25	(0.19)	0.34

Total from investment operations	0.08	0.40	0.64	0.21	0.70

Less dividends:
From net investment income	(0.36)	(0.39)	(0.39)	(0.40)	(0.36)

Net asset value at end of year	$9.05	$9.33	$9.32	$9.07	$9.26

Total investment return	0.86%	4.46%	7.15%	2.19%	8.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.89%	4.22%	4.25%	4.19%	4.02%
Net expenses	0.64%	0.64%	0.65%	0.65%	0.67%
Portfolio turnover rate	48%	49%	47%	13%	11%
Net assets at end of year (in 000’s)	$205,057	$281,957	$282,716	$161,480	$145,965

	Service Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.34	$9.33	$9.08	$9.26	$8.92

Net investment income (loss)	0.34	0.37	0.37	0.36	0.34
Net realized and unrealized gain (loss) on investments	(0.28)	0.01	0.25	(0.18)	0.34

Total from investment operations	0.06	0.38	0.62	0.18	0.68

Less dividends:
From net investment income	(0.34)	(0.37)	(0.37)	(0.36)	(0.34)

Net asset value at end of year	$9.06	$9.34	$9.33	$9.08	$9.26

Total investment return	0.61%	4.20%	6.89%	1.93%	7.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.65%	3.96%	4.00%	3.94%	3.77%
Net expenses	0.89%	0.89%	0.90%	0.90%	0.92%
Portfolio turnover rate	48%	49%	47%	13%	11%
Net assets at end of year (in 000’s)	$581,456	$566,841	$458,609	$397,071	$383,756

M-176	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Government Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	4.61%	3.44%	4.15%	0.54%
Service Class Shares	4.35	3.19	3.89	0.79

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[3]	4.92%	3.70%	4.29%
Morningstar Intermediate Government Category Average[4]	4.73	3.33	3.94

1.	Performance figures shown for the ten-year period ended December 31, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.14% for Initial Class shares and 3.88% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on total returns with all dividends and capital gain distributions reinvested.

M-177

Cost in Dollars of a $1,000 Investment in MainStay VP Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,013.70	$2.79	$1,022.40	$2.80

Service Class Shares	$1,000.00	$1,012.40	$4.06	$1,021.20	$4.08

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.55% for Initial Class and 0.80% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-178	MainStay VP Government Portfolio

Portfolio Composition as of December 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-183 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2014 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25
2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41
3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40
4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41
5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41
6.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41
7.	Overseas Private Investment Corporation, 5.142%, due 12/15/23
8.	Tennessee Valley Authority, 4.65%, due 6/15/35
9.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 8/1/39
10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 12/1/40

M-179

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Steven H. Rich of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Government Portfolio perform relative to its primary benchmark and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Government Portfolio returned 4.61% for Initial Class shares and 4.35% for Service Class shares. Over the same period, both share classes underperformed the 4.92% return of the Barclays U.S. Government Bond Index,1 which is the Portfolio’s primary broad-based securities-market index. Both share classes underperformed the 4.73% return of the Morningstar Intermediate Government Category Average for the 12 months ended December 31, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

Duration,2 yield-curve posture,3 sector weighting and issue selection were key factors that affected the Portfolio’s relative performance during the reporting period.

The Portfolio’s duration was shorter than that of the Barclays U.S. Government Bond Index during the reporting period. With a shorter duration, the Portfolio was less sensitive than the benchmark and longer-duration peers to changes in U.S. Treasury yields. The short-duration posture disadvantaged the Portfolio as yields of longer-dated U.S. Treasury securities fell.

During the reporting period, the spread4 between the 2- and 30-year benchmark yields on the U.S. Treasury curve narrowed. The flattening of the yield curve may have detracted from the Portfolio’s performance relative to peers who were more concentrated in longer-duration securities. When the U.S. Treasury yield curve flattens, typically longer-maturity yields fall faster than do shorter-maturity yields or longer-maturity yields rise slower than do shorter-maturity yields. If a Portfolio concentrates the bulk of its assets in longer-maturity securities, then in most cases, it is apt to benefit as the yield curve flattens relative to a Portfolio concentrated in the center or short-end of the curve. When yields are falling, as was true during the reporting period, longer-maturity returns should benefit because the longer-dated yields are falling faster than shorter-dated yields—and bond prices tend to rise as yields decline.

Agency mortgage pass-throughs are the largest class of securities in the Portfolio. Our commitment to agency mortgage pass-throughs imparted a yield advantage over lower-yielding U.S. Treasury securities and agency debentures. A narrowing of the yield spread between agency mortgage pass-throughs and comparable-duration U.S. Treasury securities also benefited the Portfolio’s relative performance. The strong performance of agency mortgage-backed securities can be attributed to muted volatility in U.S. Treasury yields and the imbalance between the low level of new mortgage-loan production and the robust demand for mortgage-backed securities. As a result, the Portfolio benefited relative to the Barclays U.S. Government Bond Index, which holds no mortgage-backed securities, and relative to peers that had less exposure to mortgage-backed securities.

The Portfolio’s mortgage allocation favors mortgage-backed securities issued by Fannie Mae and Freddie Mac. Relative to peers, the Portfolio was underweight Ginnie Mae issues during the reporting period. Since Fannie Mae and Freddie Mac issues outperformed during the reporting period, the Portfolio would have benefited relative to peers with larger allocations to Ginnie Mae securities.

Low turnover benefited the Portfolio relative to peers by limiting transaction costs. We also preserved yield by avoiding large cash balances.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio maintained a short position in 5-year and 10-year U.S. Treasury futures intended to offset the risk of mortgage durations extending as U.S. Treasury yields rise. Short positions in U.S. Treasury futures typically generate positive returns when the applicable U.S. Treasury yields rise. Based on this relationship,

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

M-180	MainStay VP Government Portfolio

the Portfolio’s U.S. Treasury futures detracted from performance because yields in the 5- and 10-year segments of the yield curve fell during the reporting period. For a similar weight, the impact of of the 5-year position would have been more modest because the change in yield was smaller.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio typically maintains an intermediate duration near 4.0 years. The Portfolio’s 3.1 year duration at the end of the reporting period was about 2.3 years shorter than the duration of the Barclays U.S. Government Bond Index. Under the market conditions during the reporting period, we preferred to keep the Portfolio’s duration on the shorter side because if interest rates were to rise the Portfolio would benefit relative to the Index and relative to peers with longer durations.

The Portfolio’s position in U.S. Treasury futures dampened the Portfolio’s interest-rate sensitivity. This position helped offset the risk of mortgage durations extending with rising U.S. Treasury yields during the reporting period.

Given its shorter duration, the Portfolio was less sensitive than the benchmark to changes in U.S. Treasury yields. Accordingly, the short-duration posture detracted from performance relative to the Barclays U.S. Government Bond Index and longer-duration peers as U.S. Treasury yields fell a duration-weighted average of about 60 basis points during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Agency mortgage pass-throughs constituted the Portfolio’s largest sector. We believe that mortgage pass-throughs can offer better relative value than comparable-duration U.S. Treasury securities or agency debentures. The Portfolio’s position in agency mortgage pass-throughs introduced incremental yield to the Portfolio and positioned the Portfolio to benefit if the yield spread between mortgage-backed securities and comparable-duration U.S. Treasury securities compressed. Also, interest-rate volatility moderated as U.S. Treasury yields remained within a relatively stable range during the reporting period. Mortgage-backed securities are apt to do better when volatility is muted.

Most of the Portfolio’s residential mortgage exposure was taken through mortgage pass-throughs rather than collateralized mortgage obligations (CMOs) during the reporting period. In our opinion, the compensation demanded by the market for the better convexity5 of collateralized mortgage obligations appeared to be overdone.

We favored mortgage-backed securities issued by Fannie Mae and Freddie Mac over Ginnie Mae securities because the price spread between Ginnie Maes and Fannie Mae/Freddie Mac pass-throughs exceeded historical averages during the reporting period. If the price spread were to revert to normal levels, then Ginnie Maes could underperform Fannie Mae/Freddie Mac pass-throughs.

Which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

On the positive side, mortgage pass-throughs outperformed comparable-duration U.S. Treasury securities as investor demand overwhelmed the tepid pace of mortgage-loan origination. As a result, the Portfolio benefited from its above-benchmark weighting in residential mortgage-backed securities. Issue selection also contributed positively to the Portfolio’s return advantage over the Barclays U.S. Government Bond Index. We favored mortgage securities whose underlying loans were less apt to refinance, and the stability of these securities’ cash-flow profiles led to better relative performance as mortgage rates followed U.S. Treasury yields lower.

The absence of U.S. Treasury Inflation-Protected Securities (TIPS) in the Portfolio likely was also a positive contributor to performance relative to peers because TIPS underperformed nominal U.S. Treasury securities during the reporting period as crude oil prices fell and inflation expectations remained well anchored.

Among the agency mortgage pass-through securities in the Portfolio, Ginne Mae issues had the weakest performance, underperforming similar-coupon Fannie Mae or Freddie Mac securities for two reasons. First, Ginnie Mae prepayment speeds were higher than

5.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

M-181

anticipated; and second, investors turned cautious on Ginnie Mae issues owing to the historically steep price differential between similar-coupon Ginnie Mae and Fannie Mae/Freddie Mac issues.

Did the Portfolio make any significant purchases or sales during the reporting period?

We rotated 1.5% of the Portfolio’s assets invested in commercial mortgage-backed securities issued by non-government-related entities into securitizations of construction and equipment loans issued by the Small Business Administration (SBA). The SBA securitizations are guaranteed by the full faith and credit of the U.S. Government.

How did the Portfolio’s sector weightings change during the reporting period?

Changes to sector weightings during the reporting period were modest, with no sector weight changing by more than 1.5%.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the Portfolio held underweight positions relative to the Barclays U.S. Government Bond Index in U.S. Treasury securities and agency debentures. As of the same date, the Portfolio held an overweight position in agency mortgage pass-through securities and slightly overweight positions in asset-backed securities, corporate bonds and commercial mortgage-backed securities. Collectively, the Portfolio’s non-government exposure constituted about 12% of assets at the end of the reporting period. As of December 31, 2014, the Portfolio held about 2% of its net assets in cash or cash equivalents.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-182	MainStay VP Government Portfolio

Portfolio of Investments December 31, 2014

	Principal Amount	Value
Long-Term Bonds 98.5%† Asset-Backed Securities 2.3%
Other ABS 1.5%
Small Business Administration Participation Certificates Series 2014-20H, Class 1 2.88%, due 8/1/34	$1,000,000	$1,014,921
Series 2014-20I, Class 1 2.92%, due 9/1/34	1,000,000	1,016,281
Series 2014-20C, Class 1 3.21%, due 3/1/34	1,960,893	2,028,514

		4,059,716

Utilities 0.8%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	1,995,000	2,222,300

Total Asset-Backed Securities (Cost $6,106,067)		6,282,016

Corporate Bonds 4.4%
Agriculture 0.8%
Altria Group, Inc. 2.85%, due 8/9/22	1,170,000	1,136,884
9.70%, due 11/10/18	796,000	1,010,767

		2,147,651

Finance—Investment Banker/Broker 0.4%
Merrill Lynch & Co., Inc. 6.875%, due 4/25/18	900,000	1,033,722

Pipelines 1.1%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	2,700,000	2,974,898

Real Estate Investment Trusts 0.9%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,350,000	2,344,005

Telecommunications 1.2%
Crown Castle Towers LLC 4.883%, due 8/15/20 (a)	3,100,000	3,407,601

Total Corporate Bonds (Cost $11,608,446)		11,907,877

	Principal Amount	Value
Mortgage-Backed Securities 5.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 4.6%
Bear Stearns Commercial Mortgage Securities Trust Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	$1,265,062	$1,298,638
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	712,181	748,533
CD 2007-CD5 Mortgage Trust Series 2007-CD5, Class A4 5.886%, due 11/15/44 (b)	1,136,919	1,238,375
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.759%, due 4/15/44 (a)	2,347,965	2,405,319
DBUBS Mortgage Trust Series 2011-LC2A, Class A2 3.386%, due 7/10/44 (a)	533,456	548,358
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	530,000	604,964
GS Mortgage Securities Trust Series 2011-GC5, Class A2 2.999%, due 8/10/44	800,000	821,144
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C4, Class A3 4.106%, due 7/15/46 (a)	1,500,000	1,602,873
Series 2007-CB20, Class A3 5.819%, due 2/12/51	9,490	9,479
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	222,263	225,411
Morgan Stanley Capital I Trust Series 2005-HQ6, Class A4A 4.989%, due 8/13/42	1,243,210	1,246,189
RBSCF Trust Series 2010-MB1, Class A2 3.686%, due 4/15/24 (a)	37,057	37,140
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	1,459,893	1,547,094

		12,333,517

Residential Mortgages (Collateralized Mortgage Obligations) 0.5%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.496%, due 8/25/36 (c)	433,992	406,042

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-183

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Residential Mortgages (Collateralized Mortgage Obligations) (continued)
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.57%, due 2/25/42 (a)(b)(d)(e)	$1,090,430	$873,910

		1,279,952

Total Mortgage-Backed Securities (Cost $13,802,079)		13,613,469

U.S. Government & Federal Agencies 86.7%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/25/35 (f)	270,208	38,255
Series 361, Class 2, IO 6.00%, due 10/25/35 (f)	55,256	9,689

		47,944

Federal Home Loan Bank 1.0%
5.00%, due 11/17/17	2,400,000	2,667,574

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 20.0%
2.25%, due 3/1/35 (b)	32,479	34,449
2.375%, due 6/1/35 (b)	240,253	256,459
2.375%, due 2/1/37 (b)	179,295	191,952
3.50%, due 10/1/25	662,675	702,792
3.50%, due 11/1/25	3,917,418	4,157,231
3.50%, due 12/1/41	416,096	434,820
3.50%, due 5/1/42	563,793	587,166
3.50%, due 7/1/42	443,950	462,299
3.50%, due 8/1/42	1,390,670	1,454,847
3.50%, due 6/1/43	1,804,505	1,878,279
3.50%, due 5/1/44	2,170,498	2,265,522
4.00%, due 3/1/25	1,617,826	1,732,384
4.00%, due 7/1/25	483,775	515,808
4.00%, due 8/1/31	1,008,664	1,086,358
4.00%, due 8/1/39	925,956	998,577
♦4.00%, due 12/1/40	4,327,759	4,661,934
♦ 4.00%, due 2/1/41	7,013,611	7,541,753
♦ 4.00%, due 3/1/41	8,474,478	9,129,961
4.00%, due 1/1/42	3,935,472	4,240,469
4.00%, due 12/1/42	1,331,911	1,436,592
4.00%, due 8/1/44	741,525	799,144
4.50%, due 3/1/41	1,115,426	1,234,583
4.50%, due 5/1/41	1,491,879	1,637,646
4.50%, due 8/1/41	1,725,033	1,894,161
5.00%, due 1/1/20	352,204	373,700
5.00%, due 6/1/33	799,667	885,080
5.00%, due 8/1/33	455,918	504,550
5.00%, due 5/1/36	276,964	305,300
5.00%, due 10/1/39	1,229,807	1,381,571
5.50%, due 1/1/21	299,563	324,565

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
5.50%, due 1/1/33	$513,186	$572,413
6.50%, due 4/1/37	94,666	113,224

		53,795,589

Federal National Mortgage Association (Mortgage Pass-Through Securities) 48.8%
1.931%, due 11/1/34 (b)	255,019	267,342
2.081%, due 4/1/34 (b)	287,038	305,712
3.00%, due 10/1/32	1,460,007	1,509,747
3.00%, due 4/1/43	2,007,445	2,034,063
3.50%, due 11/1/20	2,614,244	2,765,429
3.50%, due 10/1/25	1,518,663	1,611,968
♦3.50%, due 11/1/25	10,200,584	10,833,414
3.50%, due 9/1/32	4,062,442	4,300,360
3.50%, due 11/1/32	995,331	1,050,284
3.50%, due 2/1/41	2,399,489	2,506,096
3.50%, due 11/1/41	3,729,814	3,905,682
3.50%, due 12/1/41	1,395,819	1,461,860
3.50%, due 1/1/42	3,162,078	3,316,304
3.50%, due 3/1/42	3,254,393	3,399,253
3.50%, due 5/1/42	1,479,745	1,545,432
3.50%, due 8/1/42	3,418,961	3,568,082
3.50%, due 11/1/42	1,382,356	1,443,059
3.50%, due 12/1/42	1,660,978	1,739,892
3.50%, due 2/1/43	1,761,071	1,844,650
3.50%, due 5/1/43	3,340,793	3,492,746
3.50%, due 6/1/43	944,244	985,741
4.00%, due 9/1/31	2,192,636	2,363,857
4.00%, due 1/1/41	1,250,917	1,348,988
4.00%, due 2/1/41	1,691,945	1,817,718
4.00%, due 3/1/41	2,535,668	2,739,360
4.00%, due 10/1/41	750,429	810,745
4.00%, due 3/1/42	2,236,462	2,415,551
4.00%, due 6/1/42	968,809	1,045,011
4.00%, due 7/1/42	2,872,343	3,098,170
4.00%, due 8/1/42	1,413,618	1,524,840
4.00%, due 9/1/42	1,317,057	1,409,152
4.50%, due 7/1/18	992,429	1,042,722
4.50%, due 11/1/18	738,441	775,910
4.50%, due 6/1/23	668,425	719,065
4.50%, due 10/1/33	938,220	1,026,375
4.50%, due 5/1/39	760,471	837,029
4.50%, due 6/1/39	1,142,663	1,258,034
4.50%, due 7/1/39	3,066,261	3,380,642
♦4.50%, due 8/1/39	4,354,119	4,794,317
4.50%, due 9/1/39	127,786	140,853
4.50%, due 9/1/40	3,558,500	3,914,409
4.50%, due 12/1/40	2,891,176	3,159,199
♦4.50%, due 1/1/41	6,147,672	6,765,450
4.50%, due 2/1/41	545,169	602,597

M-184	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 8/1/41	$2,878,538	$3,158,531
5.00%, due 11/1/17	427,625	450,501
5.00%, due 9/1/20	38,811	41,616
5.00%, due 11/1/33	1,493,770	1,655,065
5.00%, due 7/1/34	180,187	199,525
5.00%, due 6/1/35	1,104,861	1,223,341
5.00%, due 10/1/35	298,467	330,452
5.00%, due 1/1/36	139,295	154,044
5.00%, due 2/1/36	1,629,339	1,803,081
5.00%, due 5/1/36	1,584,492	1,753,353
5.00%, due 3/1/40	2,012,846	2,255,168
5.00%, due 2/1/41	3,365,908	3,796,902
5.50%, due 11/1/17	286,933	303,031
5.50%, due 6/1/19	370,641	398,086
5.50%, due 11/1/19	431,586	462,769
5.50%, due 4/1/21	633,391	692,732
5.50%, due 6/1/21	43,065	47,052
5.50%, due 6/1/33	1,845,750	2,080,476
5.50%, due 11/1/33	1,204,182	1,357,430
5.50%, due 12/1/33	1,234,073	1,393,571
5.50%, due 6/1/34	370,768	417,359
5.50%, due 3/1/35	552,129	620,003
5.50%, due 12/1/35	214,805	240,827
5.50%, due 4/1/36	1,128,404	1,261,558
5.50%, due 1/1/37	341,788	388,567
5.50%, due 7/1/37	262,504	298,947
5.50%, due 8/1/37	274,741	308,112
6.00%, due 12/1/16	18,809	19,405
6.00%, due 1/1/33	192,893	220,594
6.00%, due 3/1/33	203,696	231,811
6.00%, due 9/1/34	37,822	43,179
6.00%, due 9/1/35	593,284	682,221
6.00%, due 10/1/35	124,392	143,381
6.00%, due 4/1/36	464,043	528,608
6.00%, due 6/1/36	326,145	370,247
6.00%, due 11/1/36	495,504	569,543
6.00%, due 4/1/37	87,460	96,017
6.50%, due 10/1/31	74,082	84,551
6.50%, due 7/1/32	13,865	15,790
6.50%, due 2/1/37	64,675	73,653
6.50%, due 8/1/47	58,314	64,682

		131,112,891

Government National Mortgage Association (Mortgage Pass-Through Securities) 9.7%
4.00%, due 7/15/39	776,901	834,231
4.00%, due 9/20/40	2,642,956	2,870,711
4.00%, due 11/20/40	383,252	416,356
4.00%, due 1/15/41	2,879,762	3,092,271

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
♦4.00%, due 10/15/41	$5,723,138	$6,197,096
♦4.50%, due 5/20/40	7,222,010	7,939,161
5.00%, due 4/15/34	1,028,847	1,139,111
5.00%, due 2/20/41	793,542	885,789
5.50%, due 6/15/33	1,156,841	1,331,374
5.50%, due 12/15/35	279,246	311,865
6.00%, due 8/15/32	210,840	244,116
6.00%, due 10/15/32	369,744	426,042
6.50%, due 7/15/28	42,018	49,072
6.50%, due 8/15/28	46,276	52,805
6.50%, due 7/15/32	189,205	222,626

		26,012,626

♦ Overseas Private Investment Corporation 2.1%
5.142%, due 12/15/23	5,001,488	5,581,961

Tennessee Valley Authority 3.5%
♦4.65%, due 6/15/35	4,395,000	5,288,886
6.25%, due 12/15/17	3,485,000	3,994,238

		9,283,124

United States Treasury Note 1.6%
0.625%, due 10/15/16	4,320,000	4,321,348

Total U.S. Government & Federal Agencies (Cost $223,031,368)		232,823,057

Total Long-Term Bonds (Cost $254,547,960)		264,626,419

Short-Term Investment 1.7%
Repurchase Agreement 1.7%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $4,435,183 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $4,705,000 and a Market Value of $4,526,116)	4,435,183	4,435,183

Total Short-Term Investment (Cost $4,435,183)		4,435,183

Total Investments (Cost $258,983,143) (i)	100.2%	269,061,602
Other Assets, Less Liabilities	(0.2)	(646,417)
Net Assets	100.0%	$268,415,185

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-185

Portfolio of Investments December 31, 2014 (continued)

	Contracts Short	Unrealized Appreciation (Depreciation) (g)
Futures Contracts (0.1%)
United States Treasury Note March 2015 (5 Year) (h)	(300)	$(49,843)
March 2015 (10 Year) (h)	(126)	(141,036)

Total Futures Contracts (Notional Amount $51,655,313)		$(190,879)

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2014.

(c)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2014.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, the total market value of this security was $873,910, which represented 0.3% of the Portfolio’s net assets.
(e)	Illiquid security—As of December 31, 2014, the total market value of this security was $873,910, which represented 0.3% of the Portfolio’s net assets.

(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2014.

(h)	As of December 31, 2014, cash in the amount of $434,700 was on deposit with brokers for futures transactions.

(i)	As of December 31, 2014, cost was $258,983,143 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$11,158,709
Gross unrealized depreciation	(1,080,250)

Net unrealized appreciation	$10,078,459

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$6,282,016	$—	$6,282,016
Corporate Bonds	—	11,907,877	—	11,907,877
Mortgage-Backed Securities (b)	—	12,739,559	873,910	13,613,469
U.S. Government & Federal Agencies	—	232,823,057	—	232,823,057

Total Long-Term Bonds	—	263,752,509	873,910	264,626,419

Short-Term Investment
Repurchase Agreement	—	4,435,183	—	4,435,183

Total Investments in Securities	$—	$268,187,692	$873,910	$269,061,602

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (c)	$(190,879)	$—	$—	$(190,879)

Total Other Financial Instruments	$(190,879)	$—	$—	$(190,879)

M-186	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $873,910 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31,2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2014 (a)
Long-Term Bonds
Mortgage-Backed Securities Residential Mortgages (Collateralized Mortgage Obligations)	$917,677	$1,284	$4,977	$83,112	$—	$(133,140	)(b)	$—	$—	$873,910	$48,543

Total	$917,677	$1,284	$4,977	$83,112	$—	$(133,140)		$—	$—	$873,910	$48,543

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-187

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $258,983,143)	$269,061,602
Cash collateral on deposit at broker	434,700
Receivables:
Interest	961,294
Fund shares sold	126,897
Investment securities sold	934

Total assets	270,585,427

Liabilities
Payables:
Investment securities purchased	1,822,485
Manager (See Note 3)	113,633
Fund shares redeemed	79,825
Variation margin on futures contracts	74,438
NYLIFE Distributors (See Note 3)	39,123
Professional fees	20,888
Shareholder communication	17,648
Custodian	1,724
Trustees	240
Accrued expenses	238

Total liabilities	2,170,242

Net assets	$268,415,185

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,988
Additional paid-in capital	253,329,724

253,353,712
Undistributed net investment income	6,880,795
Accumulated net realized gain (loss) on investments and futures transactions	(1,706,902)
Net unrealized appreciation (depreciation) on investments and futures contracts	9,887,580

Net assets	$268,415,185

Initial Class
Net assets applicable to outstanding shares	$83,172,455

Shares of beneficial interest outstanding	7,393,028

Net asset value per share outstanding	$11.25

Service Class
Net assets applicable to outstanding shares	$185,242,730

Shares of beneficial interest outstanding	16,594,818

Net asset value per share outstanding	$11.16

M-188	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Interest	$8,847,462

Expenses
Manager (See Note 3)	1,362,722
Distribution and service—Service Class (See Note 3)	467,002
Professional fees	56,461
Shareholder communication	43,270
Custodian	21,400
Trustees	4,602
Miscellaneous	11,174

Total expenses	1,966,631

Net investment income (loss)	6,880,831

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(31,942)
Futures transactions	(911,813)

Net realized gain (loss) on investments and futures transactions	(943,755)

Net change in unrealized appreciation (depreciation) on:
Investments	6,969,846
Futures contracts	(954,026)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	6,015,820

Net realized and unrealized gain (loss) on investments and futures transactions	5,072,065

Net increase (decrease) in net assets resulting from operations	$11,952,896

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-189

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,880,831	$7,830,136
Net realized gain (loss) on investments and futures transactions	(943,755)	247,772
Net change in unrealized appreciation (depreciation) on investments and futures contracts	6,015,820	(17,338,782)

Net increase (decrease) in net assets resulting from operations	11,952,896	(9,260,874)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(2,593,827)	(3,209,825)
Service Class	(5,203,382)	(6,516,735)

	(7,797,209)	(9,726,560)

From net realized gain on investments:
Initial Class	(273,655)	(176,469)
Service Class	(608,444)	(391,771)

	(882,099)	(568,240)

Total dividends and distributions to shareholders	(8,679,308)	(10,294,800)

Capital share transactions:
Net proceeds from sale of shares	31,601,302	27,826,629
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	8,679,308	10,294,800
Cost of shares redeemed	(59,456,663)	(107,755,995)

Increase (decrease) in net assets derived from capital share transactions	(19,176,053)	(69,634,566)

Net increase (decrease) in net assets	(15,902,465)	(89,190,240)

Net Assets
Beginning of year	284,317,650	373,507,890

End of year	$268,415,185	$284,317,650

Undistributed net investment income at end of year	$6,880,795	$7,797,189

M-190	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$11.13	$11.84	$11.74	$11.55	$11.47

Net investment income (loss) (a)	0.31	0.30	0.33	0.36	0.33
Net realized and unrealized gain (loss) on investments	0.21	(0.60)	0.13	0.32	0.30

Total from investment operations	0.52	(0.30)	0.46	0.68	0.63

Less dividends and distributions:
From net investment income	(0.36)	(0.39)	(0.36)	(0.39)	(0.37)
From net realized gain on investments	(0.04)	(0.02)	—	(0.10)	(0.18)

Total dividends and distributions	(0.40)	(0.41)	(0.36)	(0.49)	(0.55)

Net asset value at end of year	$11.25	$11.13	$11.84	$11.74	$11.55

Total investment return	4.61%	(2.46%)	3.96%	5.98%	5.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.70%	2.56%	2.78%	3.04%	2.79%
Net expenses	0.55%	0.54%	0.54%	0.55%	0.56%
Portfolio turnover rate (b)	7%	25%	40%	58%	127%
Net assets at end of year (in 000’s)	$83,172	$89,165	$117,126	$133,395	$153,178

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 8%, 20%, 37%, and 30% for years ended December 31, 2013, 2012, 2011 and 2010, respectively.

	Service Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$11.04	$11.74	$11.65	$11.46	$11.40

Net investment income (loss) (a)	0.27	0.26	0.30	0.33	0.30
Net realized and unrealized gain (loss) on investments	0.21	(0.58)	0.13	0.33	0.28

Total from investment operations	0.48	(0.32)	0.43	0.66	0.58

Less dividends and distributions:
From net investment income	(0.32)	(0.36)	(0.34)	(0.37)	(0.34)
From net realized gain on investments	(0.04)	(0.02)	—	(0.10)	(0.18)

Total dividends and distributions	(0.36)	(0.38)	(0.34)	(0.47)	(0.52)

Net asset value at end of year	$11.16	$11.04	$11.74	$11.65	$11.46

Total investment return	4.35%	(2.70%)	3.70%	5.71%	5.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.45%	2.31%	2.53%	2.79%	2.53%
Net expenses	0.80%	0.79%	0.79%	0.80%	0.81%
Portfolio turnover rate (b)	7%	25%	40%	58%	127%
Net assets at end of year (in 000’s)	$185,243	$195,153	$256,382	$234,768	$221,793

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 8%, 20%, 37%, and 30% for the years ended December 31, 2013, 2012, 2011, and 2010, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-191

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	4.88%	12.16%	6.57%	1.24%
Service Class Shares	4.62	11.88	6.30	1.49

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	13.69%	15.45%	7.89%
MSCI EAFE® Index[3]	–4.90	5.33	3.06
Growth Allocation Composite Index[3]	8.76	13.22	6.86
Average Lipper Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio[4]	5.36	11.01	4.61

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The average Lipper Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio is representative of portfolios that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

M-192	MainStay VP Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,004.90	$0.20	$1,025.00	$0.20

Service Class Shares	$1,000.00	$1,003.60	$1.46	$1,023.70	$1.48

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.04% for Initial Class and 0.29% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-193

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-197 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

M-194	MainStay VP Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Growth Allocation Portfolio returned 4.88% for Initial Class shares and 4.62% for Service Class shares. Over the same period, both share classes underperformed the 13.69% return of the S&P 500® Index,2 which is the Portfolio’s primary broad-based securities-market index, and outperformed the –4.90% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Over the same period, both share classes underperformed the 8.76% return of the Growth Allocation Composite Index,2 which is an additional benchmark of the Portfolio. Both share classes also underperformed the 5.36% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio for the 12 months ended December 31, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s substantial allocation to Underlying Portfolios/Funds that invest in international stocks—accounted for many of the challenges the Portfolio experienced during the reporting period in terms of relative performance. International stocks generally underperformed U.S. large-cap stocks during the reporting period.

The Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. Relative to this index, the most significant detractor from relative performance was the performance of the Underlying Portfolios/Funds, which has been somewhat weak on average over the past year. A few of the positions that were noteworthy for the degree to which they weighed on relative results included holdings of MainStay VP Marketfield Portfolio, MainStay MAP Fund and MainStay Cushing Royalty Energy Income Fund.

Returns associated with the management of the Portfolio’s asset allocation policy were close to zero overall. A bias toward small-capitalization growth stocks in the first half of the year and a slight preference for emerging-market equities over those of developed international markets both detracted slightly from the Portfolio’s relative performance.

How did you allocate the Portfolio’s assets during the reporting period and why?

A variety of information is considered in the management of the Portfolio including the portfolio level characteristics of the Underlying Portfolios/Funds, including capitalization, style biases and sector exposures. We also consider attributes of the individual holdings within the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The reporting period began with a tilt toward small-cap companies and growth-oriented stocks. Both of these biases were unwound during the spring. While initially profitable, any gains had largely been eliminated by the time the biases were fully removed, resulting in little net impact on performance. We have since returned to our preference for small-cap issues because our earlier valuation concerns have been resolved.

How did the Portfolio’s allocations change over the course of the reporting period?

The most significant allocation adjustments reflected the allocation changes in the Prospectus effective May 1, 2014. An assessment of global capital markets

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-195

and an analysis of competitive portfolios suggested that international equities from developed and developing nations should represent a larger portion of the Portfolio’s assets and that this additional allocation should be drawn from U.S. equities. Overall target allocations to stocks and bonds were unaffected. As a result, the Portfolio increased its allocations to MainStay ICAP International Equity Fund, MainStay International Opportunities Fund, MainStay VP International Equity Portfolio, MainStay Emerging Markets Opportunities Fund and MainStay VP Emerging Markets Equity Portfolio (formerly MainStay VP DFA / DuPont Emerging Markets Portfolio).

Several Underlying Portfolios/Funds that invest in U.S. equities saw allocation decreases as the shift toward international stocks became effective, but MainStay VP U.S. Small Cap Portfolio, MainStay VP Eagle Small Cap Growth Portfolio and MainStay VP Cornerstone Growth Portfolio experienced disproportionate reductions. After leaning in favor of Underlying Portfolios/Funds that invest in smaller capitalization stocks and more growth-oriented issues for some time, we gravitated back to a neutral posture. In the case of capitalization, we began to reverse course, and the Portfolio’s allocation to MainStay VP U.S. Small Cap Portfolio was partly restored.

Also noteworthy were new positions in MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Royalty Energy Income Fund. Although both of these Underlying Portfolios/Funds have been adversely affected by the decline in crude oil prices, we believe that they may benefit over time from technology-driven improvements in domestic energy production.

Which Underlying Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Portfolios/Funds had the lowest total returns?

Of the Underlying Portfolios/Funds in which the Portfolio invested, the highest total returns came from MainStay U.S. Equity Opportunities Fund and MainStay VP Mid Cap Core Portfolio, with MainStay Epoch U.S. All Cap Fund not far behind. At the other end of the spectrum, MainStay Cushing Royalty Energy Income Fund posted the worst total return by a substantial margin because of the sharp drop in crude oil prices during the reporting period. MainStay VP Emerging Markets Equity Portfolio and MainStay VP Marketfield Portfolio also posted double-digit negative returns.

Which Underlying Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Portfolios/Funds were the greatest detractors?

MainStay U.S. Equity Opportunities Fund made the most significant contribution to the Portfolio’s performance, followed by a larger position in MainStay VP Large Cap Growth Portfolio. (Contributions take weightings and total returns into account.) The two most significant detractors from performance were MainStay ICAP International Equity Fund and MainStay VP Emerging Markets Equity Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-196	MainStay VP Growth Allocation Portfolio

Portfolio of Investments December 31, 2014

	Shares	Value
Affiliated Investment Companies 99.9%†
Equity Funds 99.9%
MainStay Cushing Renaissance Advantage Fund Class I (a)	980,345	$22,116,594
MainStay Cushing Royalty Energy Income Fund Class I	389,746	3,983,203
MainStay Emerging Markets Opportunities Fund Class I (a)	1,747,451	16,460,992
MainStay Epoch Global Choice Fund Class I (a)	939,048	18,123,635
MainStay Epoch U.S. All Cap Fund Class I (a)	1,577,435	45,777,164
MainStay ICAP Equity Fund Class I	887,696	45,538,801
MainStay ICAP International Fund Class I	1,433,254	46,996,394
MainStay International Opportunities Fund Class I (a)	4,831,772	39,668,846
MainStay MAP Fund Class I	1,227,089	54,470,495
MainStay U.S. Equity Opportunities Fund Class I (a)	6,073,183	50,711,080
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	2,330,094	31,070,722
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	1,976,689	16,337,798
MainStay VP International Equity Portfolio Initial Class (a)	1,162,355	15,526,146
MainStay VP Large Cap Growth Portfolio Initial Class (a)	2,279,703	51,242,226
MainStay VP Marketfield Portfolio Initial Class (a)(b)	1,209,467	11,879,168
MainStay VP Mid Cap Core Portfolio Initial Class (a)	1,583,744	25,063,742
MainStay VP S&P 500 Index Portfolio Initial Class	339,726	14,263,450
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	4,440,826	61,706,307
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	2,016,899	27,274,293

Total Equity Funds (Cost $577,135,289)		598,211,056

Total Affiliated Investment Companies (Cost $577,135,289)		598,211,056

	Principal Amount	Value
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $496,491 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $530,000 and a Market Value of $509,849)	$496,491	$496,491

Total Short-Term Investment (Cost $496,491)		496,491

Total Investments (Cost $577,631,780) (c)	100.0%	598,707,547
Other Assets, Less Liabilities	(0.0)‡	(46,798)
Net Assets	100.0%	$598,660,749

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of December 31, 2014, cost was $579,927,882 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$28,109,079
Gross unrealized depreciation	(9,329,414)

Net unrealized appreciation	$18,779,665

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-197

Portfolio of Investments December 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$598,211,056	$—	$—	$598,211,056
Short-Term Investment
Repurchase Agreement	—	496,491	—	496,491

Total Investments in Securities	$598,211,056	$496,491	$—	$598,707,547

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-198	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in affiliated investment companies, at value (identified cost $577,135,289)	$598,211,056
Repurchase agreement, at value (identified cost $496,491)	496,491
Receivables:
Fund shares sold	718,886
Other assets	1,411

Total assets	599,427,844

Liabilities
Due to custodian	496,490
Payables:
NYLIFE Distributors (See Note 3)	115,039
Fund shares redeemed	97,013
Shareholder communication	38,794
Professional fees	16,800
Trustees	505
Accrued expenses	2,454

Total liabilities	767,095

Net assets	$598,660,749

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$49,645
Additional paid-in capital	553,081,790

553,131,435
Undistributed net investment income	12,241,353
Accumulated net realized gain (loss) on investments	12,212,194
Net unrealized appreciation (depreciation) on investments	21,075,767

Net assets	$598,660,749

Initial Class
Net assets applicable to outstanding shares	$48,087,757

Shares of beneficial interest outstanding	3,966,118

Net asset value per share outstanding	$12.12

Service Class
Net assets applicable to outstanding shares	$550,572,992

Shares of beneficial interest outstanding	45,679,153

Net asset value per share outstanding	$12.05

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-199

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$6,371,176

Expenses
Distribution and service—Service Class (See Note 3)	1,081,400
Shareholder communication	84,597
Professional fees	45,513
Custodian	10,329
Trustees	7,817
Miscellaneous	12,789

Total expenses	1,242,445

Net investment income (loss)	5,128,731

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	24,463,016
Realized capital gain distributions from affiliated investment companies	35,647,005

Net realized gain (loss) on investments from affiliated investment companies	60,110,021

Net change in unrealized appreciation (depreciation) on investments	(41,563,150)

Net realized and unrealized gain (loss) on investments	18,546,871

Net increase (decrease) in net assets resulting from operations	$23,675,602

M-200	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,128,731	$2,475,967
Net realized gain (loss) on investments from affiliated investment companies	60,110,021	36,598,309
Net change in unrealized appreciation (depreciation) on investments	(41,563,150)	44,246,800

Net increase (decrease) in net assets resulting from operations	23,675,602	83,321,076

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(614,014)	(382,274)
Service Class	(5,569,977)	(2,311,559)

	(6,183,991)	(2,693,833)

From net realized gain on investments:
Initial Class	(2,918,709)	(1,782,808)
Service Class	(29,756,073)	(13,401,888)

	(32,674,782)	(15,184,696)

Total dividends and distributions to shareholders	(38,858,773)	(17,878,529)

Capital share transactions:
Net proceeds from sale of shares	218,374,125	81,187,858
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	38,858,773	17,878,529
Cost of shares redeemed	(38,120,169)	(29,618,004)

Increase (decrease) in net assets derived from capital share transactions	219,112,729	69,448,383

Net increase (decrease) in net assets	203,929,558	134,890,930

Net Assets
Beginning of year	394,731,191	259,840,261

End of year	$598,660,749	$394,731,191

Undistributed net investment income at end of year	$12,241,353	$6,183,954

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-201

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$12.51	$10.11	$9.47	$9.83	$8.64

Net investment income (loss)	0.18 (a)	0.10	0.10	0.10	0.09 (a)
Net realized and unrealized gain (loss) on investments	0.40	2.97	1.35	(0.37)	1.20

Total from investment operations	0.58	3.07	1.45	(0.27)	1.29

Less dividends and distributions:
From net investment income	(0.17)	(0.12)	(0.11)	(0.09)	(0.10)
From net realized gain on investments	(0.80)	(0.55)	(0.70)	—	—

Total dividends and distributions	(0.97)	(0.67)	(0.81)	(0.09)	(0.10)

Net asset value at end of year	$12.12	$12.51	$10.11	$9.47	$9.83

Total investment return	4.88%	30.85%	15.47%	(2.65%)	15.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%	0.98%	0.92%	0.99%	1.03%
Net expenses (b)	0.03%	0.04%	0.04%	0.05%	0.06%
Portfolio turnover rate	27%	41%	42%	54%	48%
Net assets at end of year (in 000’s)	$48,088	$43,169	$31,447	$27,003	$30,384

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$12.45	$10.08	$9.44	$9.80	$8.62

Net investment income (loss)	0.13 (a)	0.06	0.06	0.08	0.07 (a)
Net realized and unrealized gain (loss) on investments	0.42	2.95	1.36	(0.37)	1.20

Total from investment operations	0.55	3.01	1.42	(0.29)	1.27

Less dividends and distributions:
From net investment income	(0.15)	(0.09)	(0.08)	(0.07)	(0.09)
From net realized gain on investments	(0.80)	(0.55)	(0.70)	—	—

Total dividends and distributions	(0.95)	(0.64)	(0.78)	(0.07)	(0.09)

Net asset value at end of year	$12.05	$12.45	$10.08	$9.44	$9.80

Total investment return	4.62%	30.53%	15.18%	(2.89%)	14.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%	0.76%	0.65%	0.78%	0.77%
Net expenses (b)	0.28%	0.29%	0.29%	0.30%	0.31%
Portfolio turnover rate	27%	41%	42%	54%	48%
Net assets at end of year (in 000’s)	$550,573	$351,563	$228,393	$210,986	$222,409

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-202	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP High Yield Corporate Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	1.78%	8.07%	6.54%	0.59%
Service Class Shares	1.53	7.80	6.28	0.84

Benchmark Performance	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[3]	1.86%	8.68%	7.33%
Average Lipper Variable Products High Yield Portfolio[4]	1.59	7.91	6.47

1.	Performance figures shown for the ten-year period ended December 31, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.53% for Initial Class shares and 6.27% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products High Yield Portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-203

Cost in Dollars of a $1,000 Investment in MainStay VP High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$969.40	$2.93	$1,022.20	$3.01

Service Class Shares	$1,000.00	$968.20	$4.17	$1,021.00	$4.28

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.59% for Initial Class and 0.84% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-204	MainStay VP High Yield Corporate Bond Portfolio

Portfolio Composition as of December 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-208 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2014 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 6.00%–6.731%, due 4/28/19–3/1/25

2.	GenOn Energy, Inc., 7.875%–9.50%, due 6/15/17–10/15/18

3.	HCA, Inc., 4.25%–8.36%, due 10/1/18–9/15/25

4.	Schaeffler Finance B.V., 4.25%–7.75%, due 2/15/17–5/15/21

5.	Schaeffler Holding Finance B.V., 6.25%–6.875%, due 8/15/18–11/15/22
6.	Nielsen Finance LLC / Nielsen Finance Co., 4.50%–5.00%, due 10/1/20–4/15/22

7.	Carlson Wagonlit B.V., 6.875%, due 6/15/19

8.	Sprint Communications, Inc., 7.00%–9.00%, due 11/15/18–8/15/20

9.	Exide Technologies, Inc., 8.625%–9.00%, due 3/31/15–2/1/18

10.	Crown Castle International Corp., 5.25%, due 1/15/23

M-205

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP High Yield Corporate Bond Portfolio perform relative to its primary benchmark and peers during 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP High Yield Corporate Bond Portfolio returned 1.78% for Initial Class shares and 1.53% for Service Class shares. Over the same period, both share classes underperformed the 1.86% return of the Credit Suisse High Yield Index,1 which is the Portfolio’s primary broad-based securities-market index. Initial class shares outperformed—and Service Class shares underperformed—the 1.59% return of the average Lipper1 Variable Products High Yield Portfolio during the 12 months ended December 31, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is managed in a bottom-up investment style, which focuses on individual companies and seeks to maximize risk-adjusted returns. The Portfolio remained conservatively positioned throughout 2014, which contributed positively to relative performance. The Portfolio held an underweight position in credit risk relative to the broad high-yield market. In our opinion, valuations remained attractive (as measured by spreads),2 and credit profiles continued to be resilient in the higher-quality portion of the high-yield market. On the other hand, we believe that valuations in the riskier segment of the high-yield market were generally unattractive.

Given the drop in oil prices toward the end of the reporting period, the Portfolio’s underweight positions in the exploration & production and service & equipment subsectors within energy were the largest contributors to relative performance during the reporting period. (Contributions take weightings and total returns into account.) The Portfolio, however, maintained a shorter duration than the Credit Suisse High Yield Index, which detracted from performance as the decline in interest rates benefited longer-duration bonds.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio’s duration was slightly shorter than the duration of the Credit Suisse High Yield Index during the reporting period. This was a residual of our bottom-up investment process and not an intentional investment decision. At the end of the reporting period the Portfolio’s duration was approximately 3.8 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

As a result of the Portfolio’s bottom-up investment style, the factors that prompt significant decisions are specific to each individual company. Generally speaking, we believe that higher-quality high-yield bonds represent the most attractive risk-adjusted spreads. This belief accounted for the Portfolio’s conservative positioning. In our opinion, valuations for the riskier credits in the CCC4 segment of the market were unattractive, and their weaker credit profiles made them vulnerable to higher default rates. Corporate credit profiles for the majority of high yield issuers continued to be resilient. Defaults remained near historical lows, with balance sheets and cash flows generally remaining in excellent shape. During the reporting period, we did not make any material changes to the Portfolio’s overall positioning.

The U.S. high-yield market generated solid returns from January 2014 through June 2014 as spreads tightened on low volatility in financial markets and a favorable interest-rate environment. In July 2014, the high-yield market started to experience volatility as sentiment toward high-yield bonds turned negative. Fears of higher short-term interest rates emerged, and geopolitical and global economic concerns surfaced. The high-yield market sold off as the asset class experienced outflows at the same time that significant new-issue supply entered the market. The slump in oil prices at the end of the reporting period also had a

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

M-206	MainStay VP High Yield Corporate Bond Portfolio

negative impact on high-yield bonds in the energy and commodity related sectors. Many investors capitulated and sold energy-sector bonds, leading to sharply lower prices in mid-December. High-yield bonds then rallied at the end of the reporting period because of demand from long-term and unconventional investors.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, an underweight position in energy bonds contributed positively to the Portfolio’s performance relative to the Credit Suisse High Yield Index. Security selection in the exploration & production subsector was also positive, given the Portfolio’s underweight position in the highest-risk credits in exploration & production. The Portfolio’s exposure to CCC-rated energy credits was less than one-half that of the Credit Suisse High Yield Index. The team believed that the Portfolio’s exploration & production investments consisted mainly of lower-cost producers with the financial flexibility to weather a prolonged period of low oil prices—unlike many issues that we believed depended on $100-per-barrel oil to sustain their capital structures. Credit selection within the housing industry added to performance relative to the Credit Suisse High Yield Index. Credit selection in the transportation and utility industries, however, detracted from performance relative to the Index.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we purchased bonds of France’s largest cable operator Numericable. The bonds we purchased are secured by a first lien on significant assets with moderate leverage. We also added to the Portfolio’s position in Nielsen, a leading global information and measurement company with large market share in businesses with high barriers to entry. Nielson also focused on debt repayment and maintaining a stable leverage target.

During the reporting period, the Portfolio’s position in building-materials company Texas Industries was tendered upon completion of the company’s acquisition by Martin Marietta Materials.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, there were no material changes to the Portfolio’s industry weightings, and our risk positioning in the Portfolio remained consistent. The Portfolio increased its exposure to communications, aerospace and information technology because of attractive valuations and yield levels. The Portfolio reduced its exposure to the health care and chemicals industries.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the Portfolio held overweight positions relative to the Credit Suisse High Yield Index in transportation, housing and aerospace. As of the same date, the Portfolio held underweight positions in energy, media and chemicals.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-207

Portfolio of Investments December 31, 2014

	Principal Amount	Value
Long-Term Bonds 94.6%† Convertible Bond 0.1%
Electric 0.1%
Upstate New York Power Producers, Inc. 20.00%, due 6/15/17 (a)(b)(c)(d)(e)	$1,379,211	$1,503,340

Total Convertible Bond (Cost $1,492,055)		1,503,340

Corporate Bonds 91.4%
Advertising 1.2%
Alliance Data Systems Corp. 5.25%, due 12/1/17 (a)	7,965,000	8,203,950
6.375%, due 4/1/20 (a)	8,017,000	8,197,382
CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp. 5.25%, due 2/15/22 (a)	4,985,000	5,022,387
5.625%, due 2/15/24 (a)	3,280,000	3,296,400
5.875%, due 3/15/25 (a)	1,445,000	1,455,838
Lamar Media Corp. 5.375%, due 1/15/24	5,747,000	5,919,410
5.875%, due 2/1/22	1,525,000	1,582,188

		33,677,555

Aerospace & Defense 2.5%
AAR Corp. 7.25%, due 1/15/22	8,760,000	9,460,800
Alliant Techsystems, Inc. 5.25%, due 10/1/21 (a)	4,270,000	4,302,025
6.875%, due 9/15/20	7,895,000	8,408,175
GenCorp, Inc. 7.125%, due 3/15/21	10,745,000	11,253,238
KLX, Inc. 5.875%, due 12/1/22 (a)	3,785,000	3,822,850
Kratos Defense & Security Solutions, Inc. 7.00%, due 5/15/19	11,865,000	10,085,250
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	9,005,000	9,162,588
TransDigm, Inc. 5.50%, due 10/15/20	5,780,000	5,649,950
6.00%, due 7/15/22	3,610,000	3,600,975
6.50%, due 7/15/24	3,840,000	3,859,200

		69,605,051

Apparel 0.4%
William Carter Co. (The) 5.25%, due 8/15/21	5,380,000	5,541,400
Wolverine World Wide, Inc. 6.125%, due 10/15/20	4,800,000	5,040,000

		10,581,400

	Principal Amount	Value
Auto Manufacturers 1.2%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (a)	$8,985,000	$9,411,787
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	10,622,447
Jaguar Land Rover Automotive PLC 4.125%, due 12/15/18 (a)	4,595,000	4,617,975
4.25%, due 11/15/19 (a)	4,280,000	4,312,100
8.125%, due 5/15/21 (a)	4,095,000	4,484,025
Oshkosh Corp. 8.50%, due 3/1/20	905,000	947,988

		34,396,322

Auto Parts & Equipment 3.6%
Allison Transmission, Inc. 7.125%, due 5/15/19 (a)	9,182,000	9,606,667
Chassix, Inc. 9.25%, due 8/1/18 (a)	3,880,000	2,619,000
♦Exide Technologies, Inc. 8.625%, due 2/1/18 (f)	20,190,000	984,263
International Automotive Components Group S.A. 9.125%, due 6/1/18 (a)	4,775,000	4,977,937
Lear Corp. 5.25%, due 1/15/25	4,000,000	4,050,000
♦Schzaeffler Finance B.V. 4.25%, due 5/15/21 (a)	6,335,000	6,176,625
4.75%, due 5/15/21 (a)	15,280,000	15,280,000
7.75%, due 2/15/17 (a)	11,219,000	12,284,805
♦Schaeffler Holding Finance B.V. 6.25%, due 11/15/19 (a)	5,380,000	5,541,400
6.75%, due 11/15/22 (a)(b)	10,060,000	10,512,700
6.875%, due 8/15/18 (a)(b)	15,170,000	15,814,725
Tenneco, Inc. 6.875%, due 12/15/20	1,870,000	1,977,525
Titan International, Inc. 6.875%, due 10/1/20	7,160,000	6,300,800
TRW Automotive, Inc. 7.25%, due 3/15/17 (a)	2,835,000	3,132,675

		99,259,122

Banks 0.3%
Provident Funding Associates, L.P. / PFG Finance Corp. 6.75%, due 6/15/21 (a)	6,965,000	6,756,050
10.125%, due 2/15/19 (a)	2,450,000	2,572,500

		9,328,550

Beverages 0.0%‡
Constellation Brands, Inc. 4.25%, due 5/1/23	480,000	476,400

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2014, excluding short-term investment. May be subject to change daily.

M-208	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 2.2%
Boise Cascade Co. 6.375%, due 11/1/20	$7,670,000	$8,053,500
Building Materials Corporation of America 5.375%, due 11/15/24 (a)	4,035,000	4,024,913
6.75%, due 5/1/21 (a)	4,810,000	5,086,575
Gibraltar Industries, Inc. 6.25%, due 2/1/21	5,525,000	5,607,875
Griffon Corp. 5.25%, due 3/1/22	5,982,000	5,600,647
Headwaters, Inc. 7.25%, due 1/15/19	8,284,000	8,615,360
7.625%, due 4/1/19	7,457,000	7,773,922
Summit Materials LLC / Summit Materials Finance Corp. 10.50%, due 1/31/20	9,170,000	10,178,700
USG Corp. 6.30%, due 11/15/16	3,460,000	3,633,000
7.875%, due 3/30/20 (a)	530,000	567,100
8.375%, due 10/15/18 (a)	1,165,000	1,220,338
Vulcan Materials Co. 6.50%, due 12/1/16	546,000	581,490
7.50%, due 6/15/21	480,000	559,200

		61,502,620

Chemicals 1.8%
Axiall Corp. 4.875%, due 5/15/23	5,070,000	4,784,813
Ineos Finance PLC 7.50%, due 5/1/20 (a)	8,635,000	9,066,750
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	6,135,000	6,273,037
NOVA Chemicals Corp. 5.25%, due 8/1/23 (a)	4,404,000	4,448,040
Olin Corp. 5.50%, due 8/15/22	3,910,000	3,958,875
PolyOne Corp. 5.25%, due 3/15/23	11,545,000	11,537,265
7.375%, due 9/15/20	4,665,000	4,962,394
Rayonier A.M. Products, Inc. 5.50%, due 6/1/24 (a)	6,865,000	5,637,881

		50,669,055

Coal 1.1%
Arch Coal, Inc. 7.00%, due 6/15/19	11,280,000	3,327,600
7.25%, due 10/1/20	4,770,000	1,550,250
7.25%, due 6/15/21	3,530,000	1,028,113
8.00%, due 1/15/19 (a)	5,545,000	3,077,475
CONSOL Energy, Inc. 5.875%, due 4/15/22 (a)	11,360,000	10,564,800
6.375%, due 3/1/21	5,860,000	5,860,000

	Principal Amount	Value
Coal (continued)
Peabody Energy Corp. 6.25%, due 11/15/21	$2,718,000	$2,323,890
6.50%, due 9/15/20	2,315,000	2,008,262

		29,740,390

Commercial Services 2.6%
ADT Corp. (The) 6.25%, due 10/15/21	2,000,000	2,055,000
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.125%, due 6/1/22 (a)	2,065,000	2,085,650
5.50%, due 4/1/23 (a)	6,505,000	6,635,100
5.50%, due 4/1/23	1,285,000	1,310,700
9.75%, due 3/15/20	3,715,000	4,049,350
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19 (a)	1,145,000	1,167,900
7.375%, due 2/1/19	13,322,000	13,588,440
Hertz Corp. (The) 4.25%, due 4/1/18	2,305,000	2,293,475
Jaguar Holding Co. I 9.375%, due 10/15/17 (a)(b)	7,230,000	7,389,060
Multi-Color Corp. 6.125%, due 12/1/22 (a)	2,830,000	2,830,000
PHH Corp. 7.375%, due 9/1/19	2,520,000	2,526,300
Sotheby’s 5.25%, due 10/1/22 (a)	3,040,000	2,872,800
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (a)	4,365,000	4,277,700
United Rentals North America, Inc. 5.75%, due 7/15/18	4,155,000	4,331,587
5.75%, due 11/15/24	1,155,000	1,189,650
6.125%, due 6/15/23	455,000	477,750
7.625%, due 4/15/22	4,020,000	4,419,990
WEX, Inc. 4.75%, due 2/1/23 (a)	8,985,000	8,670,525

		72,170,977

Computers 1.6%
iGATE Corp. 4.75%, due 4/15/19	3,190,000	3,190,000
IHS, Inc. 5.00%, due 11/1/22 (a)	10,085,000	9,984,150
NCR Corp. 4.625%, due 2/15/21	1,100,000	1,067,000
5.00%, due 7/15/22	7,005,000	6,829,875
5.875%, due 12/15/21	1,425,000	1,464,187
6.375%, due 12/15/23	9,140,000	9,505,600
Seagate HDD Cayman 4.75%, due 6/1/23	10,640,000	11,051,215

		43,092,027

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-209

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Distribution & Wholesale 0.2%
LKQ Corp. 4.75%, due 5/15/23	$6,500,000	$6,240,000

Diversified Financial Services 0.3%
Community Choice Financial, Inc. 10.75%, due 5/1/19	11,100,000	7,215,000
12.75%, due 5/1/20 (a)(c)	3,000,000	1,938,750

		9,153,750

Electric 2.2%
Calpine Corp. 5.875%, due 1/15/24 (a)	6,235,000	6,640,275
6.00%, due 1/15/22 (a)	7,940,000	8,456,100
GenOn Americas Generation LLC 9.125%, due 5/1/31	2,000,000	1,710,000
♦GenOn Energy, Inc.
7.875%, due 6/15/17	23,669,000	23,550,655
9.50%, due 10/15/18	16,888,000	16,803,560
PNM Resources, Inc. 9.25%, due 5/15/15	1,380,000	1,418,502
Public Service Co. of New Mexico 7.95%, due 5/15/18	2,305,000	2,712,665

		61,291,757

Electrical Components & Equipment 1.4%
Anixter, Inc. 5.125%, due 10/1/21	2,895,000	2,895,000
Belden, Inc. 5.25%, due 7/15/24 (a)	9,581,000	9,197,760
5.50%, due 9/1/22 (a)	13,393,000	13,292,552
General Cable Corp. 5.75%, due 10/1/22	10,910,000	7,964,300
WESCO Distribution, Inc. 5.375%, due 12/15/21	5,410,000	5,457,338

		38,806,950

Electronics 0.3%
Kemet Corp. 10.50%, due 5/1/18	8,305,000	8,533,388

Engineering & Construction 1.6%
AECOM Technology Corp. 5.875%, due 10/15/24 (a)	4,620,000	4,723,950
New Enterprise Stone & Lime Co., Inc.
11.00%, due 9/1/18	9,705,000	8,977,125
13.00%, due 3/15/18 (b)	11,328,106	11,951,152
SBA Communications Corp. 4.875%, due 7/15/22 (a)	4,345,000	4,182,062
Transfield Services, Ltd. 8.375%, due 5/15/20 (a)	9,520,000	10,138,800
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	5,919,000	5,623,050

		45,596,139

	Principal Amount	Value
Entertainment 2.4%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	$14,530,000	$13,948,800
Churchill Downs, Inc. 5.375%, due 12/15/21	6,360,000	6,360,000
GLP Capital, L.P. / GLP Financing II, Inc. 4.875%, due 11/1/20	3,280,000	3,321,000
5.375%, due 11/1/23	3,965,000	4,103,775
Isle of Capri Casinos, Inc. 5.875%, due 3/15/21	1,890,000	1,918,350
MU Finance PLC 8.375%, due 2/1/17 (a)	8,260,333	8,456,516
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (a)	4,830,000	4,950,750
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (a)	4,883,000	5,175,980
Speedway Motorsports, Inc. 6.75%, due 2/1/19	3,748,000	3,860,440
Sterling Entertainment Enterprises LLC 9.75%, due 12/31/19 (c)(d)(e)	10,000,000	10,375,000
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (c)(d)	133,155	93,208
Vail Resorts, Inc. 6.50%, due 5/1/19	2,985,000	3,089,475

		65,653,294

Environmental Controls 0.3%
Clean Harbors, Inc. 5.125%, due 6/1/21	2,735,000	2,728,163
5.25%, due 8/1/20	4,320,000	4,341,600

		7,069,763

Finance—Auto Loans 1.1%
Ally Financial, Inc. 6.25%, due 12/1/17	1,395,000	1,506,600
7.50%, due 9/15/20	1,934,000	2,267,615
8.00%, due 11/1/31	5,057,000	6,435,033
8.30%, due 2/12/15	4,215,000	4,236,075
Ford Motor Credit Co. LLC 12.00%, due 5/15/15	2,585,000	2,686,712
General Motors Financial Co., Inc. 4.75%, due 8/15/17	3,880,000	4,091,848
6.75%, due 6/1/18	7,005,000	7,933,162

		29,157,045

Finance—Consumer Loans 0.4%
OneMain Financial Holdings, Inc. 6.75%, due 12/15/19 (a)	2,450,000	2,499,000
7.25%, due 12/15/21 (a)	4,326,000	4,434,150

M-210	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Consumer Loans (continued)
TMX Finance LLC / TitleMax Finance Corp. 8.50%, due 9/15/18 (a)	$3,325,000	$2,793,000

		9,726,150

Finance—Investment Banker/Broker 0.2%
E*TRADE Financial Corp. 5.375%, due 11/15/22	5,700,000	5,828,250

Finance—Leasing Companies 0.2%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 5.00%, due 10/1/21 (a)	5,465,000	5,656,275

Finance—Mortgage Loan/Banker 0.3%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.875%, due 8/1/21 (a)	4,930,000	4,683,500
Prospect Holding Co. LLC / Prospect Holding Finance Co. 10.25%, due 10/1/18 (a)	4,050,000	3,341,250

		8,024,750

Finance—Other Services 0.9%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (a)	6,985,000	7,212,012
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (a)	11,900,000	11,662,000
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 8/1/18	3,715,000	3,538,538
7.875%, due 10/1/20	3,965,000	3,806,400

		26,218,950

Food 2.3%
American Seafoods Group LLC / American Seafoods Finance, Inc. 10.75%, due 5/15/16 (a)	4,740,000	4,242,300
ASG Consolidated LLC / ASG Finance, Inc. 15.00%, due 5/15/17 (a)(b)	6,481,123	4,536,786
B&G Foods, Inc. 4.625%, due 6/1/21	5,820,000	5,680,902
C&S Group Enterprises LLC 5.375%, due 7/15/22 (a)	8,720,000	8,654,600
Darling Ingredients, Inc. 5.375%, due 1/15/22	4,470,000	4,402,950
Ingles Markets, Inc. 5.75%, due 6/15/23	4,530,000	4,548,618

	Principal Amount	Value
Food (continued)
KeHE Distributors LLC / KeHE Distributors Finance Corp. 7.625%, due 8/15/21 (a)	$6,150,000	$6,534,375
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (a)	9,655,000	10,330,850
TreeHouse Foods, Inc. 4.875%, due 3/15/22	5,120,000	5,184,000
Wells Enterprises, Inc. 6.75%, due 2/1/20 (a)	4,096,000	4,198,400
WhiteWave Foods Co. (The) 5.375%, due 10/1/22	5,220,000	5,376,600

		63,690,381

Forest Products & Paper 0.1%
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (a)	2,325,000	2,406,375

Gas 0.1%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	2,180,000	2,250,850
6.50%, due 5/20/21	1,685,000	1,727,125

		3,977,975

Health Care—Products 1.2%
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (a)	7,315,000	7,717,325
Hanger, Inc. 7.125%, due 11/15/18	7,627,000	7,665,135
Hologic, Inc. 6.25%, due 8/1/20	3,230,000	3,359,200
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	2,560,000	2,457,600
Teleflex, Inc. 6.875%, due 6/1/19	4,860,000	5,066,550
Universal Hospital Services, Inc. 7.625%, due 8/15/20	7,215,000	6,204,900

		32,470,710

Health Care—Services 3.2%
Centene Corp. 5.75%, due 6/1/17	3,905,000	4,139,300
DaVita HealthCare Partners, Inc. 6.625%, due 11/1/20	2,651,000	2,783,550
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (a)	3,750,000	4,143,750
6.875%, due 7/15/17	40,000	43,700
Fresenius Medical Care U.S. Finance II, Inc. 4.75%, due 10/15/24 (a)	1,995,000	2,014,950
5.625%, due 7/31/19 (a)	460,000	491,050
5.875%, due 1/31/22 (a)	2,710,000	2,940,350

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-211

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services (continued)
♦HCA, Inc. 4.25%, due 10/15/19	$1,775,000	$1,801,625
4.75%, due 5/1/23	5,205,000	5,296,088
5.00%, due 3/15/24	8,770,000	9,011,175
5.25%, due 4/15/25	4,750,000	4,963,750
5.875%, due 3/15/22	5,130,000	5,617,350
5.875%, due 5/1/23	5,675,000	5,980,031
7.50%, due 2/15/22	1,570,000	1,793,725
7.58%, due 9/15/25	575,000	641,125
8.00%, due 10/1/18	1,738,000	1,990,010
8.36%, due 4/15/24	450,000	528,750
HealthSouth Corp. 5.75%, due 11/1/24	5,295,000	5,506,800
Kindred Escrow Corp. II
8.00%, due 1/15/20 (a)	2,650,000	2,815,625
8.75%, due 1/15/23 (a)	1,419,000	1,527,199
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (a)	18,445,000	18,860,012
Tenet Healthcare Corp. 5.00%, due 3/1/19 (a)	5,690,000	5,697,112

		88,587,027

Holding Companies—Diversified 1.5%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (b)	15,170,000	12,856,575
Carlson Travel Holdings, Inc. 7.50%, due 8/15/19 (a)(b)	19,798,000	19,946,485
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (a)	6,915,000	7,053,300
Nielsen Co. Luxembourg SARL (The) 5.50%, due 10/1/21 (a)	1,340,000	1,366,800

		41,223,160

Home Builders 2.4%
Allegion U.S. Holding Co., Inc. 5.75%, due 10/1/21	6,720,000	7,106,400
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (a)	8,280,000	7,886,700
AV Homes, Inc. 8.50%, due 7/1/19 (a)	8,675,000	8,371,375
Brookfield Residential Properties, Inc. 6.50%, due 12/15/20 (a)	5,285,000	5,522,825
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (a)	1,070,000	1,112,800
Century Communities, Inc. 6.875%, due 5/15/22 (a)	5,700,000	5,700,000
D.R. Horton, Inc. 3.75%, due 3/1/19	2,990,000	2,960,100
4.75%, due 2/15/23	2,925,000	2,910,375

	Principal Amount	Value
Home Builders (continued)
Meritage Homes Corp. 7.00%, due 4/1/22	$315,000	$333,900
Ryland Group, Inc. (The) 5.375%, due 10/1/22	340,000	329,800
6.625%, due 5/1/20	2,460,000	2,607,600
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.25%, due 4/15/21 (a)	2,325,000	2,290,125
7.75%, due 4/15/20 (a)	4,978,000	5,276,680
Toll Brothers Finance Corp. 4.375%, due 4/15/23	6,725,000	6,590,500
WCI Communities, Inc. 6.875%, due 8/15/21	3,175,000	3,182,937
Woodside Homes Co. LLC / Woodside Homes Finance, Inc. 6.75%, due 12/15/21 (a)	5,390,000	5,363,050

		67,545,167

Household Products & Wares 0.5%
Century Intermediate Holding Co. 2 9.75%, due 2/15/19 (a)(b)	2,831,000	2,972,550
Prestige Brands, Inc. 5.375%, due 12/15/21 (a)	4,390,000	4,313,175
8.125%, due 2/1/20	2,387,000	2,542,155
Spectrum Brands, Inc. 6.375%, due 11/15/20	1,110,000	1,157,175
6.625%, due 11/15/22	1,545,000	1,633,838
6.75%, due 3/15/20	2,380,000	2,487,100

		15,105,993

Insurance 1.4%
A-S Co-Issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.875%, due 12/15/20 (a)	1,405,000	1,433,100
American Equity Investment Life Holding Co. 6.625%, due 7/15/21	7,970,000	8,448,200
CNO Financial Group, Inc. 6.375%, due 10/1/20 (a)	6,950,000	7,332,250
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (a)	8,285,000	8,699,250
Hockey Merger Sub 2, Inc. 7.875%, due 10/1/21 (a)	1,945,000	1,935,275
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (a)	4,190,000	5,034,122
USI, Inc. 7.75%, due 1/15/21 (a)	5,700,000	5,557,500

		38,439,697

Internet 1.1%
Cogent Communications Holdings, Inc. 8.375%, due 2/15/18 (a)	9,360,000	9,781,200

M-212	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Internet (continued)
Equinix, Inc. 5.375%, due 1/1/22	$4,715,000	$4,759,321
5.375%, due 4/1/23	9,830,000	9,830,000
5.75%, due 1/1/25	5,640,000	5,689,350
IAC / InterActiveCorp. 4.75%, due 12/15/22	1,000,000	972,500

		31,032,371

Investment Company 0.4%
American Capital, Ltd. 6.50%, due 9/15/18 (a)	10,325,000	10,789,625

Investment Management/Advisory Services 0.6%
Drawbridge Special Opportunities Fund, L.P. / Drawbridge Special Opportunities Finance 5.00%, due 8/1/21 (a)	8,935,000	8,923,831
National Financial Partners Corp. 9.00%, due 7/15/21 (a)	7,015,000	7,348,213

		16,272,044

Iron & Steel 1.0%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	2,545,000	2,774,401
Allegheny Technologies, Inc. 6.125%, due 8/15/23	2,660,000	2,721,231
9.375%, due 6/1/19	2,600,000	3,024,944
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 7.125%, due 5/1/18 (a)	7,900,000	8,176,500
Commercial Metals Co. 4.875%, due 5/15/23	6,444,000	6,154,020
Evraz, Inc. 7.50%, due 11/15/19 (a)	3,710,000	3,589,425

		26,440,521

Leisure Time 1.2%
Brunswick Corp. 4.625%, due 5/15/21 (a)	7,965,000	7,805,700
♦Carlson Wagonlit B.V. 6.875%, due 6/15/19 (a)	24,186,000	25,274,370

		33,080,070

Lodging 1.2%
Choice Hotels International, Inc. 5.75%, due 7/1/22	7,170,000	7,689,825
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (a)	6,170,000	6,447,650
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, due 10/15/21	8,570,000	8,955,650

	Principal Amount	Value
Lodging (continued)
MTR Gaming Group, Inc. 11.50%, due 8/1/19	$3,400,221	$3,680,739
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, due 11/15/15	2,580,000	2,706,856
Sugarhouse HSP Gaming Prop Mezz, L.P. / Sugarhouse HSP Gaming Finance Corp. 6.375%, due 6/1/21 (a)	5,690,000	5,177,900

		34,658,620

Machinery—Construction & Mining 0.3%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (a)	6,475,000	6,636,875
Vander Intermediate Holding II Corp. 9.75%, due 2/1/19 (a)(b)	2,760,000	2,856,600

		9,493,475

Machinery—Diversified 0.5%
Briggs & Stratton Corp. 6.875%, due 12/15/20	5,030,000	5,407,250
SPL Logistics Escrow LLC / SPL Logistics Finance Corp. 8.875%, due 8/1/20 (a)	1,845,000	1,955,700
Zebra Technologies Corp. 7.25%, due 10/15/22 (a)	7,145,000	7,502,250

		14,865,200

Media 4.7%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, due 2/15/23	8,830,000	8,631,325
5.25%, due 9/30/22	500,000	498,750
5.75%, due 1/15/24	2,425,000	2,449,250
7.25%, due 10/30/17	1,245,000	1,295,423
CCOH Safari LLC 5.50%, due 12/1/22	4,200,000	4,263,000
5.75%, due 12/1/24	7,005,000	7,083,806
Cogeco Cable, Inc. 4.875%, due 5/1/20 (a)	7,110,000	7,110,000
Crown Media Holdings, Inc. 10.50%, due 7/15/19	5,023,000	5,462,512
CSC Holdings LLC 7.625%, due 7/15/18	95,000	106,756
7.875%, due 2/15/18	965,000	1,083,213
DISH DBS Corp. 4.25%, due 4/1/18	1,810,000	1,848,463
5.125%, due 5/1/20	2,809,000	2,830,068
5.875%, due 11/15/24 (a)	6,950,000	6,984,750
7.75%, due 5/31/15	1,345,000	1,380,306
♦Nielsen Finance LLC / Nielsen Finance Co. 4.50%, due 10/1/20	9,455,000	9,502,275
5.00%, due 4/15/22 (a)	18,269,000	18,360,345

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-213

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Numericable-SFR 4.875%, due 5/15/19 (a)	$5,090,000	$5,045,462
6.00%, due 5/15/22 (a)	6,000,000	6,033,000
6.25%, due 5/15/24 (a)	4,950,000	4,987,125
Quebecor Media, Inc. 5.75%, due 1/15/23	13,020,000	13,312,950
Time, Inc. 5.75%, due 4/15/22 (a)	6,235,000	6,032,362
Videotron, Ltd. 5.00%, due 7/15/22	4,865,000	4,950,138
5.375%, due 6/15/24 (a)	8,505,000	8,675,100
6.375%, due 12/15/15	2,425,000	2,428,031
9.125%, due 4/15/18	1,325,000	1,369,719

		131,724,129

Metal Fabricate & Hardware 0.8%
A. M. Castle & Co. 12.75%, due 12/15/16	9,200,000	9,131,000
Shale-Inland Holdings LLC / Shale-Inland Finance Corp. 8.75%, due 11/15/19 (a)	5,570,000	5,625,700
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (a)	7,900,000	8,295,000

		23,051,700

Mining 1.8%
AuRico Gold, Inc. 7.75%, due 4/1/20 (a)	9,940,000	9,144,800
Hecla Mining Co. 6.875%, due 5/1/21	14,615,000	12,861,200
Kaiser Aluminum Corp. 8.25%, due 6/1/20	6,495,000	7,047,075
New Gold, Inc. 6.25%, due 11/15/22 (a)	7,825,000	7,668,500
7.00%, due 4/15/20 (a)	7,640,000	7,651,460
St. Barbara, Ltd. 8.875%, due 4/15/18 (a)	8,755,000	7,004,000

		51,377,035

Miscellaneous—Manufacturing 1.3%
Actuant Corp. 5.625%, due 6/15/22	3,941,000	4,088,788
Amsted Industries, Inc. 5.00%, due 3/15/22 (a)	2,715,000	2,667,488
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (a)	6,585,000	6,947,175
EnPro Industries, Inc. 5.875%, due 9/15/22 (a)	4,205,000	4,247,050
FGI Operating Co. LLC / FGI Finance, Inc. 7.875%, due 5/1/20	6,915,000	6,223,500

	Principal Amount	Value
Miscellaneous—Manufacturing (continued)
Koppers, Inc. 7.875%, due 12/1/19	$5,005,000	$5,136,381
LSB Industries, Inc. 7.75%, due 8/1/19	1,835,000	1,908,400
SPX Corp. 6.875%, due 9/1/17	4,285,000	4,681,362

		35,900,144

Oil & Gas 10.1%
Antero Resources Corp. 5.125%, due 12/1/22 (a)	9,565,000	9,015,012
Antero Resources Finance Corp. 5.375%, due 11/1/21	5,660,000	5,476,050
Approach Resources, Inc. 7.00%, due 6/15/21	5,875,000	4,347,500
Atlas Energy Holdings Operating Co. LLC / Atlas Resource Finance Corp. 7.75%, due 1/15/21	4,525,000	3,280,625
9.25%, due 8/15/21	1,090,000	844,750
California Resources Corp. 5.00%, due 1/15/20 (a)	7,555,000	6,553,963
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 6.50%, due 4/15/21 (a)	13,230,000	11,774,700
7.625%, due 1/15/22	5,003,000	4,627,775
Carrizo Oil & Gas, Inc. 7.50%, due 9/15/20 (a)	4,125,000	3,960,000
Chesapeake Energy Corp. 6.50%, due 8/15/17	9,615,000	10,239,975
6.775%, due 3/15/19 (c)(d)(e)	6,820,000	1,261,700
Comstock Resources, Inc. 7.75%, due 4/1/19	7,205,000	5,115,550
9.50%, due 6/15/20	6,470,000	4,399,600
Concho Resources, Inc. 5.50%, due 10/1/22	1,990,000	2,009,900
6.50%, due 1/15/22	7,710,000	8,056,950
7.00%, due 1/15/21	5,485,000	5,745,538
EnQuest PLC 7.00%, due 4/15/22 (a)	12,636,000	7,834,320
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, due 4/1/22 (a)	14,055,000	10,681,800
Linn Energy LLC / Linn Energy Finance Corp. 6.25%, due 11/1/19	2,330,000	1,968,850
6.50%, due 5/15/19	8,305,000	7,100,775
Newfield Exploration Co. 5.625%, due 7/1/24	5,265,000	5,209,059
6.875%, due 2/1/20	1,630,000	1,654,450
Oasis Petroleum, Inc. 6.875%, due 3/15/22	3,585,000	3,262,350
7.25%, due 2/1/19	10,235,000	9,774,425

M-214	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Paragon Offshore PLC 6.75%, due 7/15/22 (a)	$8,905,000	$5,432,050
7.25%, due 8/15/24 (a)	5,085,000	3,051,000
PDC Energy, Inc. 7.75%, due 10/15/22	9,345,000	8,877,750
PetroQuest Energy, Inc. 10.00%, due 9/1/17	18,870,000	16,511,250
Range Resources Corp. 5.00%, due 8/15/22	1,660,000	1,660,000
5.00%, due 3/15/23	2,750,000	2,750,000
Rex Energy Corp. 6.25%, due 8/1/22 (a)	3,780,000	2,816,100
8.875%, due 12/1/20	10,880,000	9,737,600
Rosetta Resources, Inc. 5.875%, due 6/1/24	11,085,000	9,865,650
RSP Permian, Inc. 6.625%, due 10/1/22 (a)	6,335,000	5,891,550
Sanchez Energy Corp. 6.125%, due 1/15/23 (a)	7,265,000	6,102,600
Seventy Seven Operating LLC 6.625%, due 11/15/19	9,345,000	7,102,200
SM Energy Co. 5.00%, due 1/15/24	7,095,000	6,137,175
6.125%, due 11/15/22 (a)	990,000	930,600
6.50%, due 11/15/21	2,895,000	2,808,150
6.50%, due 1/1/23	2,710,000	2,601,600
6.625%, due 2/15/19	5,285,000	5,179,300
Stone Energy Corp. 7.50%, due 11/15/22	20,535,000	17,660,100
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.50%, due 7/1/21	3,575,000	3,753,750
Triangle USA Petroleum Corp. 6.75%, due 7/15/22 (a)	9,645,000	6,365,700
Ultra Petroleum Corp. 6.125%, due 10/1/24 (a)	1,325,000	1,139,500
W&T Offshore, Inc. 8.50%, due 6/15/19	6,617,000	4,334,135
Whiting Petroleum Corp. 6.50%, due 10/1/18	7,315,000	7,058,975
WPX Energy, Inc. 6.00%, due 1/15/22	10,675,000	10,274,687

		282,237,039

Oil & Gas Services 0.7%
Compressco Partners, L.P. / Compressco Finance, Inc. 7.25%, due 8/15/22 (a)	7,285,000	6,265,100
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	6,740,000	6,335,600
FTS International, Inc. 6.25%, due 5/1/22 (a)	6,226,000	4,544,980

	Principal Amount	Value
Oil & Gas Services (continued)
Hiland Partners, L.P. / Hiland Partners Finance Corp. 7.25%, due 10/1/20 (a)	$3,265,000	$3,101,750

		20,247,430

Packaging & Containers 1.7%
AEP Industries, Inc. 8.25%, due 4/15/19	8,490,000	8,574,900
Ball Corp. 6.75%, due 9/15/20	835,000	868,400
Constellium NV 5.75%, due 5/15/24 (a)	8,465,000	7,364,550
Greif, Inc. 6.75%, due 2/1/17	3,324,000	3,556,680
Novelis, Inc. 8.375%, due 12/15/17	4,205,000	4,362,687
8.75%, due 12/15/20	2,810,000	2,978,600
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	1,750,000	1,850,625
Plastipak Holdings, Inc. 6.50%, due 10/1/21 (a)	9,251,000	9,204,745
Sealed Air Corp. 4.875%, due 12/1/22 (a)	2,215,000	2,198,388
5.125%, due 12/1/24 (a)	935,000	944,350
Silgan Holdings, Inc. 5.00%, due 4/1/20	5,500,000	5,582,500

		47,486,425

Pharmaceuticals 1.6%
Grifols Worldwide Operations, Ltd. 5.25%, due 4/1/22 (a)	10,925,000	11,172,997
JLL / Delta Dutch Newco B.V. 7.50%, due 2/1/22 (a)	8,290,000	8,414,350
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	3,965,000	3,806,400
NBTY, Inc. 9.00%, due 10/1/18	7,350,000	7,423,500
Salix Pharmaceuticals, Ltd. 6.00%, due 1/15/21 (a)	2,965,000	3,024,300
Valeant Pharmaceuticals International, Inc. 5.625%, due 12/1/21 (a)	865,000	871,488
6.375%, due 10/15/20 (a)	7,005,000	7,320,225
7.00%, due 10/1/20 (a)	835,000	880,925
7.50%, due 7/15/21 (a)	2,380,000	2,570,400

		45,484,585

Pipelines 1.8%
Access Midstream Partners, L.P. / ACMP Finance Corp. 6.125%, due 7/15/22	2,320,000	2,465,000
ANR Pipeline Co. 7.375%, due 2/15/24	395,000	495,430

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-215

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
9.625%, due 11/1/21	$5,950,000	$8,159,128
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20	6,660,000	6,776,550
Crestwood Midstream Partners, L.P. / Crestwood Midstream Finance Corp. 6.00%, due 12/15/20	2,915,000	2,791,113
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 4.50%, due 7/15/23	895,000	861,438
6.25%, due 6/15/22	1,835,000	1,899,225
6.75%, due 11/1/20	6,940,000	7,217,600
Northwest Pipeline LLC 7.125%, due 12/1/25	2,195,000	2,766,819
NuStar Logistics, L.P. 6.75%, due 2/1/21	4,035,000	4,267,012
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. 6.50%, due 5/15/21	4,150,000	4,191,500
8.375%, due 6/1/20	2,818,000	3,008,215
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19 (a)	2,222,000	2,205,335
6.25%, due 10/15/22 (a)	2,840,000	2,832,900

		49,937,265

Real Estate 2.0%
AAF Holdings LLC / AAF Finance Co. 12.00%, due 7/1/19 (a)(b)	8,275,000	8,026,750
CBRE Services, Inc. 5.00%, due 3/15/23	10,860,000	11,097,834
5.25%, due 3/15/25	2,895,000	2,952,900
Crescent Resources LLC / Crescent Ventures, Inc. 10.25%, due 8/15/17 (a)	3,290,000	3,528,525
Forestar USA Real Estate Group, Inc. 8.50%, due 6/1/22 (a)	1,805,000	1,759,875
Howard Hughes Corp. (The) 6.875%, due 10/1/21 (a)	9,725,000	10,065,375
Mattamy Group Corp. 6.50%, due 11/15/20 (a)	10,465,000	10,517,325
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (a)	8,215,000	8,338,225

		56,286,809

Real Estate Investment Trusts 1.6%
♦Crown Castle International Corp. 5.25%, due 1/15/23	22,355,000	22,802,100
Geo Group, Inc. (The) 6.625%, due 2/15/21	5,556,000	5,819,910
Host Hotels & Resorts, L.P. 5.25%, due 3/15/22	3,380,000	3,688,641

	Principal Amount	Value
Real Estate Investment Trusts (continued)
5.875%, due 6/15/19	$385,000	$404,391
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.50%, due 5/1/24	3,660,000	3,815,550
Sabra Health Care, L.P. / Sabra Capital Corp. 5.375%, due 6/1/23	2,810,000	2,866,200
5.50%, due 2/1/21	4,175,000	4,342,000

		43,738,792

Retail 4.0%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	1,970,000	2,029,100
Asbury Automotive Group, Inc. 6.00%, due 12/15/24 (a)	6,055,000	6,160,962
AutoNation, Inc. 6.75%, due 4/15/18	4,735,000	5,310,890
Building Materials Holding Corp. 9.00%, due 9/15/18 (a)	6,810,000	7,150,500
Cash America International, Inc. 5.75%, due 5/15/18	4,795,000	4,962,825
DriveTime Automotive Group, Inc. / DT Acceptance Corp. 8.00%, due 6/1/21 (a)	5,730,000	5,149,838
First Cash Financial Services, Inc. 6.75%, due 4/1/21	4,175,000	4,342,000
GameStop Corp. 5.50%, due 10/1/19 (a)	5,795,000	5,809,488
Group 1 Automotive, Inc. 5.00%, due 6/1/22 (a)	8,435,000	8,245,212
L Brands, Inc. 5.625%, due 2/15/22	1,865,000	2,004,875
5.625%, due 10/15/23	3,785,000	4,087,800
6.625%, due 4/1/21	3,610,000	4,061,250
8.50%, due 6/15/19	1,555,000	1,842,675
Men’s Wearhouse, Inc. (The) 7.00%, due 7/1/22 (a)	16,740,000	17,200,350
Outerwall, Inc. 5.875%, due 6/15/21 (a)	10,010,000	9,334,325
Penske Automotive Group, Inc. 5.375%, due 12/1/24	4,530,000	4,586,625
5.75%, due 10/1/22	6,670,000	6,920,125
Radio Systems Corp. 8.375%, due 11/1/19 (a)	5,400,000	5,791,500
Sally Holdings LLC / Sally Capital, Inc. 6.875%, due 11/15/19	3,860,000	4,101,250
Sonic Automotive, Inc. 7.00%, due 7/15/22	3,300,000	3,547,500

		112,639,090

M-216	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Shipbuilding 0.2%
Huntington Ingalls Industries, Inc. 5.00%, due 12/15/21 (a)	$2,210,000	$2,248,675
7.125%, due 3/15/21	1,825,000	1,971,000

		4,219,675

Software 0.6%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (a)	11,335,000	11,845,075
Activision Blizzard, Inc. 5.625%, due 9/15/21 (a)	2,580,000	2,709,000
6.125%, due 9/15/23 (a)	1,875,000	2,020,313

		16,574,388

Storage & Warehousing 0.7%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (a)	13,925,000	13,437,625
10.75%, due 10/15/19 (a)	6,930,000	5,959,800

		19,397,425

Telecommunications 7.3%
CommScope, Inc. 5.00%, due 6/15/21 (a)	1,535,000	1,511,975
5.50%, due 6/15/24 (a)	2,335,000	2,299,975
DigitalGlobe, Inc. 5.25%, due 2/1/21 (a)	10,365,000	9,846,750
Frontier Communications Corp. 6.25%, due 9/15/21	4,585,000	4,607,925
6.875%, due 1/15/25	3,710,000	3,710,000
GCI, Inc. 8.625%, due 11/15/19	3,025,000	3,172,469
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	4,710,000	5,051,475
7.625%, due 6/15/21	7,915,000	8,706,500
Intelsat Jackson Holdings S.A. 5.50%, due 8/1/23	2,600,000	2,584,140
7.25%, due 4/1/19	5,295,000	5,526,656
7.25%, due 10/15/20	9,940,000	10,499,125
7.50%, due 4/1/21	3,665,000	3,921,550
Sable International Finance, Ltd. 8.75%, due 2/1/20 (a)	3,600,000	3,906,000
SBA Telecommunications, Inc. 5.75%, due 7/15/20	4,170,000	4,244,226
Sprint Capital Corp. 6.875%, due 11/15/28	9,946,000	8,752,480
♦Sprint Communications, Inc. 7.00%, due 3/1/20 (a)	8,335,000	9,001,800
7.00%, due 8/15/20	4,090,000	4,090,000
9.00%, due 11/15/18 (a)	10,215,000	11,618,541
Sprint Corp. 7.125%, due 6/15/24	1,815,000	1,687,950
7.875%, due 9/15/23	3,425,000	3,381,160

	Principal Amount	Value
Telecommunications (continued)
♦T-Mobile USA, Inc. 6.00%, due 3/1/23	$5,030,000	$5,042,575
6.125%, due 1/15/22	8,464,000	8,590,960
6.25%, due 4/1/21	7,960,000	8,147,060
6.375%, due 3/1/25	14,770,000	15,006,320
6.464%, due 4/28/19	4,595,000	4,778,800
6.50%, due 1/15/24	9,155,000	9,383,875
6.625%, due 4/1/23	10,715,000	10,972,160
6.731%, due 4/28/22	10,735,000	11,057,050
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	20,511,000	21,433,995

		202,533,492

Transportation 0.8%
Florida East Coast Holdings Corp.
6.75%, due 5/1/19 (a)	15,310,000	15,156,900
9.75%, due 5/1/20 (a)	7,520,000	7,482,400

		22,639,300

Trucking & Leasing 0.4%
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (a)	4,865,000	4,816,350
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	6,305,000	6,809,400

		11,625,750

Total Corporate Bonds (Cost $2,616,385,410)		2,548,634,814

Loan Assignments 2.3% (g)
Auto Manufacturers 0.2%
Chrysler Group LLC New Term Loan B 3.50%, due 5/24/17	4,375,315	4,357,083

Auto Parts & Equipment 0.8%
♦Exide Technologies, Inc. DIP Second-Out Term Loan 9.00%, due 3/31/15 (b)	26,073,622	23,335,892

Chemicals 0.1%
Phibro Animal Health Corp. Term Loan B 4.00%, due 4/16/21	4,213,825	4,145,350

Distribution & Wholesale 0.3%
American Tire Distributors Holdings, Inc. Term Loan B 5.75%, due 6/1/18	9,324,637	9,301,325

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-217

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Food 0.2%
Stater Bros. Markets Term Loan B 4.75%, due 5/12/21	$4,384,625	$4,324,336

Leisure Time 0.2%
Bauer Performance Sports, Ltd. Term Loan B 4.00%, due 4/15/21	5,140,450	5,056,918

Lodging 0.3%
Cannery Casino Resorts LLC New Term Loan B 6.00%, due 10/2/18	2,340,937	2,175,122
New 2nd Lien Term Loan 10.00%, due 10/2/19	5,875,000	4,465,000
Four Seasons Holdings, Inc. New 1st Lien Term Loan 3.50%, due 6/27/20	2,315,688	2,266,479

		8,906,601

Metal Fabricate & Hardware 0.1%
Mueller Water Products, Inc. New Term Loan B 4.00%, due 11/19/21	3,000,000	2,995,314

Miscellaneous—Manufacturing 0.1%
FGI Operating Co. LLC Term Loan 5.50%, due 4/19/19	2,366,451	2,307,289

Total Loan Assignments (Cost $69,015,207)		64,730,108

Yankee Bonds 0.8% (h)
Forest Products & Paper 0.6%
Smurfit Kappa Treasury Funding, Ltd. 7.50%, due 11/20/25	13,838,000	16,225,055

Insurance 0.2%
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	4,645,000	5,671,977

Total Yankee Bonds (Cost $17,861,688)		21,897,032

Total Long-Term Bonds (Cost $2,704,754,360)		2,636,765,294

	Shares	Value
Common Stocks 0.2%
Electric 0.0%‡
Upstate New York Power Producers, Inc. (c)(d)(e)(i)	19,474	$876,330

Entertainment 0.0%‡
Affinity Gaming LLC (c)(e)(i)	75,000	637,500

Media 0.0%‡
ION Media Networks, Inc. (c)(d)(e)(i)	725	274,253

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (c)(d)(e)(i)	230,859	2,807,245

Mining 0.1%
Goldcorp, Inc.	65,200	1,207,504
New Gold, Inc. (i)	182,423	784,419

		1,991,923

Total Common Stocks (Cost $6,209,349)		6,587,251

Preferred Stock 0.1%
Savings & Loans 0.1%
GMAC Capital Trust I 8.125%	124,200	3,276,396

Total Preferred Stock (Cost $3,028,994)		3,276,396

	Number of Warrants
Warrants 0.0%‡
Food 0.0%‡
ASG Corp. Expires 5/15/18 (c)(d)(e)(i)	3,370	6,740

Total Warrants (Cost $0)		6,740

M-218	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 3.5%
Repurchase Agreement 3.5%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $97,953,511 (Collateralized by Government Agency securities with rates between 1.96% and 2.17% and with a maturity date of 11/7/22, with a Principal Amount of $104,705,000 and a Market Value of $99,916,331)	$97,953,511	$97,953,511

Total Short-Term Investment (Cost $97,953,511)		97,953,511

Total Investments (Cost $2,811,946,214) (j)	98.4%	2,744,589,192
Other Assets, Less Liabilities	1.6	44,045,377
Net Assets	100.0%	$2,788,634,569

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(c)	Illiquid security—As of December 31, 2014, the total market value of these securities was $19,774,066, which represented 0.7% of the Portfolio’s net assets.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, the total market value of these securities was $17,197,816, which represented 0.6% of the Portfolio’s net assets.

(e)	Restricted security.

(f)	Issue in default.

(g)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2014.

(h)	Yankee Bond—Dollar-denominated bond issued, but not registered, in the United States by a foreign bank or corporation.

(i)	Non-income producing security.

(j)	As of December 31, 2014, cost was $2,812,024,225 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$57,674,938
Gross unrealized depreciation	(125,109,971)

Net unrealized depreciation	$(67,435,033)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-219

Portfolio of Investments December 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bond (b)	$—	$—	$1,503,340	$1,503,340
Corporate Bonds (c)	—	2,536,904,906	11,729,908	2,548,634,814
Loan Assignments (d)	—	29,785,602	34,944,506	64,730,108
Yankee Bonds	—	21,897,032	—	21,897,032

Total Long-Term Bonds	—	2,588,587,540	48,177,754	2,636,765,294

Common Stocks (e)	1,991,923	637,500	3,957,828	6,587,251
Preferred Stock	3,276,396	—	—	3,276,396
Warrants (f)	—	—	6,740	6,740
Short-Term Investment
Repurchase Agreement	—	97,953,511	—	97,953,511

Total Investments in Securities	$5,268,319	$2,687,178,551	$52,142,322	$2,744,589,192

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,503,340 is held in Electric within the Convertible Bond section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $10,468,208 and $1,261,700 are held in Entertainment and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	Includes $23,335,892, $9,301,325 and $2,307,289 of Level 3 securities held in Auto Parts & Equipment, Distribution & Wholesale and Miscellaneous—Manufacturing, respectively, which represent Loan Assignments whose value was obtained from an independent pricing service which utilized significant unobservable inputs to measure each such value as referenced in the Portfolio of Investments.

(e)	The Level 3 securities valued at $876,330, $274,253 and $2,807,245 are held in Electric, Media and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(f)	The Level 3 security valued at $6,740 is held in Food within the Warrants section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2014, a security with a market value of $825,000 transferred from Level 1 to Level 2. The transfer occurred as a result of a change in the observable nature of the inputs.

As of December 31, 2014, securities with a market value of $27,618,821 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of December 31, 2013, the fair value obtained for these Loan Assignments, from an independent pricing service, utilized significant observable inputs.

As of December 31, 2014, a security with a market value of $421,250 transferred from Level 1 to Level 3 as this security was fair valued when compared to the prior year price which was based on a quoted price. (See Note 2)

M-220	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)		Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2014 (a)
Long-Term Bonds
Convertible Bonds
Electric	$2,529,441	$—	$595,703		$(787,321)		$1,664,127	(b)	$(2,498,610)		$—	$—	$1,503,340	$(787,321)
Internet	1,090	—	(58,488	)(c)	57,398		—		—		—	—	—	—
Corporate Bonds
Commercial Services	127,596	—	—		(127,596	)(d)	—		—		—	—	—	—
Entertainment	10,553,318	7,157	6,979		22,339		—		(121,585	)(f)	—	—	10,468,208	(7,157)
Oil & Gas	—	—	—		1,261,700		—		—		—	—	1,261,700	1,261,700
Loan Assignments
Auto Parts & Equipment	—	596,384	—		(3,621,233)		4,111,845	(e)	—		22,248,896	—	23,335,892	(3,621,233)
Distribution & Wholesale	—	2,601	3,251		(13,027)		10,788,863		(1,480,363	)(f)	—	—	9,301,325	(13,027)
Finance—Other Services	5,112,750	4,672	252,049		(269,471)		—		(5,100,000	)(f)	—	—	—	—
Miscellaneous—Manufacturing	—	1,617	(19,413)		(70,524)		5,225,401		(8,199,717	)(f)	5,369,925	—	2,307,289	(70,524)
Common Stocks
Electric	370,006	—	—		506,324		—		—		—	—	876,330	506,324
Media	—	—	—		273,154		1,099		—		—	—	274,253	273,154
Metal, Fabricate & Hardware	2,957,304	—	—		(150,059)		—		—		—	—	2,807,245	(150,059)
Warrants
Food	—	—	—		(414,510)		—		—		421,250	—	6,740	(414,510)
Media	7	—	—		1,092		—		(1,099)		—	—	—	—

Total	$21,651,512	$612,431	$780,081		$(3,331,734)		$21,791,335		$(17,401,374)		$28,040,071	$—	$52,142,322	$(3,022,653)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include securities received from a restructure.

(c)	At Home Corp. was removed from the books and records on March 3, 2014.

(d)	Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) were removed from the books and records on September 25, 2014.

(e)	Purchases include PIK securities.

(f)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-221

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $2,811,946,214)	$2,744,589,192
Receivables:
Dividends and interest	44,304,003
Fund shares sold	2,464,295
Investment securities sold	23,185
Other assets	5,317

Total assets	2,791,385,992

Liabilities
Payables:
Manager (See Note 3)	1,315,963
Fund shares redeemed	747,726
NYLIFE Distributors (See Note 3)	455,107
Shareholder communication	187,175
Professional fees	39,495
Custodian	3,394
Trustees	2,563

Total liabilities	2,751,423

Net assets	$2,788,634,569

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$285,848
Additional paid-in capital	2,715,608,895

2,715,894,743
Undistributed net investment income	160,732,126
Accumulated net realized gain (loss) on investments	(20,635,278)
Net unrealized appreciation (depreciation) on investments	(67,357,022)

Net assets	$2,788,634,569

Initial Class
Net assets applicable to outstanding shares	$641,023,827

Shares of beneficial interest outstanding	65,156,085

Net asset value per share outstanding	$9.84

Service Class
Net assets applicable to outstanding shares	$2,147,610,742

Shares of beneficial interest outstanding	220,691,896

Net asset value per share outstanding	$9.73

M-222	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Interest	$182,176,018
Dividends (a)	643,768

Total income	182,819,786

Expenses
Manager (See Note 3)	15,833,408
Distribution and service—Service Class (See Note 3)	5,378,164
Shareholder communication	461,910
Professional fees	169,687
Trustees	47,817
Custodian	45,359
Miscellaneous	81,992

Total expenses	22,018,337

Net investment income (loss)	160,801,449

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	47,592,421
Net change in unrealized appreciation (depreciation) on investments	(165,993,124)

Net realized and unrealized gain (loss) on investments	(118,400,703)

Net increase (decrease) in net assets resulting from operations	$42,400,746

(a)	Dividends recorded net of foreign withholding taxes in the amount of $7,884.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-223

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$160,801,449	$162,763,983
Net realized gain (loss) on investments	47,592,421	51,722,394
Net change in unrealized appreciation (depreciation) on investments	(165,993,124)	(49,167,320)

Net increase (decrease) in net assets resulting from operations	42,400,746	165,319,057

Dividends to shareholders:
From net investment income:
Initial Class	(38,612,920)	(37,478,544)
Service Class	(123,845,150)	(110,525,419)

Total dividends to shareholders	(162,458,070)	(148,003,963)

Capital share transactions:
Net proceeds from sale of shares	361,633,692	446,134,642
Net asset value of shares issued to shareholders in reinvestment of dividends	162,458,070	148,003,963
Cost of shares redeemed	(365,150,130)	(411,205,427)

Increase (decrease) in net assets derived from capital share transactions	158,941,632	182,933,178

Net increase (decrease) in net assets	38,884,308	200,248,272

Net Assets
Beginning of year	2,749,750,261	2,549,501,989

End of year	$2,788,634,569	$2,749,750,261

Undistributed net investment income at end of year	$160,732,126	$162,053,021

M-224	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.26	$10.19	$9.52	$9.59	$9.03

Net investment income (loss) (a)	0.61	0.65	0.69	0.70	0.70
Net realized and unrealized gain (loss) on investments	(0.42)	0.01	0.57	(0.14)	0.43
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	0.00 ‡

Total from investment operations	0.19	0.66	1.26	0.56	1.13

Less dividends:
From net investment income	(0.61)	(0.59)	(0.59)	(0.63)	(0.57)

Net asset value at end of year	$9.84	$10.26	$10.19	$9.52	$9.59

Total investment return	1.78%	6.63%	13.42%	6.26%	12.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.85%	6.24%	6.86%	7.14%	7.40%
Net expenses	0.59%	0.59%	0.59%	0.60%	0.61%
Portfolio turnover rate	42%	40%	30%	39%	45%
Net assets at end of year (in 000’s)	$641,024	$703,362	$718,047	$661,780	$729,071

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.16	$10.10	$9.44	$9.53	$8.98

Net investment income (loss) (a)	0.58	0.62	0.66	0.67	0.67
Net realized and unrealized gain (loss) on investments	(0.42)	0.01	0.57	(0.15)	0.44
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	0.00 ‡

Total from investment operations	0.16	0.63	1.23	0.52	1.11

Less dividends:
From net investment income	(0.59)	(0.57)	(0.57)	(0.61)	(0.56)

Net asset value at end of year	$9.73	$10.16	$10.10	$9.44	$9.53

Total investment return	1.53%	6.36%	13.14%	5.99%	12.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.60%	5.99%	6.61%	6.89%	7.16%
Net expenses	0.84%	0.84%	0.84%	0.85%	0.86%
Portfolio turnover rate	42%	40%	30%	39%	45%
Net assets at end of year (in 000’s)	$2,147,611	$2,046,388	$1,831,455	$1,298,164	$1,124,089

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-225

MainStay VP ICAP Select Equity Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	8.88%	13.80%	7.56%	0.79%
Service Class Shares	8.61	13.52	7.29	1.04

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Value Index[4]	13.45%	15.42%	7.30%
S&P 500® Index[4]	13.69	15.45	7.67
Average Lipper Variable Products Large-Cap Value Portfolio[5]	10.79	13.85	6.79

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance figures shown for the ten-year period ended December 31, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.55% for Initial Class shares and 7.29% for Service Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products Large-Cap Value Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap value portfolios typically have below average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-226	MainStay VP ICAP Select Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP ICAP Select Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,047.20	$4.08	$1,021.20	$4.02

Service Class Shares	$1,000.00	$1,045.90	$5.36	$1,020.00	$5.30

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.79% for Initial Class and 1.04% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-227

Industry Composition as of December 31, 2014 (Unaudited)

Media	12.3%
Pharmaceuticals	10.5
Capital Markets	10.2
Banks	8.3
Industrial Conglomerates	6.1
Health Care Providers & Services	6.0
Chemicals	5.7
Aerospace & Defense	5.2
Health Care Equipment & Supplies	4.3
Semiconductors & Semiconductor Equipment	4.3
Oil, Gas & Consumable Fuels	4.0
Auto Components	3.6

Software	3.5%
Communications Equipment	2.6
Electric Utilities	2.3
Technology Hardware, Storage & Peripherals	2.2
Automobiles	2.1
Energy Equipment & Services	1.6
Hotels, Restaurants & Leisure	1.4
Machinery	0.5
Short-Term Investment	2.9
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page M-231 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2014 (excluding short-term investment) (Unaudited)

1.	General Electric Co.

2.	Comcast Corp. Class A

3.	Pfizer, Inc.

4.	Boeing Co. (The)

5.	Bank of America Corp.
6.	Medtronic, Inc.

7.	Monsanto Co.

8.	Occidental Petroleum Corp.

9.	Viacom, Inc. Class B

10.	Goldman Sachs Group, Inc. (The)

M-228	MainStay VP ICAP Select Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (“ICAP”), the Portfolio’s Subadvisor.

How did MainStay VP ICAP Select Equity Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP ICAP Select Equity Portfolio returned 8.88% for Initial Class shares and 8.61% for Service Class shares. Over the same period, both share classes underperformed the 13.45% return of the Russell 1000® Value Index1 and the 13.69% return of the S&P 500® Index.1 The Russell 1000® Value Index is the Portfolio’s primary broad-based securities-market index, and the S&P 500® Index is a secondary benchmark for the Portfolio. Both share classes underperformed the 10.79% return of the average Lipper1 Variable Products Large-Cap Value Portfolio for the 12 months ended December 31, 2014.

Where there any changes to the Portfolio during the reporting period?

Effective July 9, 2014, Thomas R. Wenzel no longer serves as a portfolio manager to MainStay VP ICAP Select Equity Portfolio. Jerrold K. Senser and Thomas M. Cole remain portfolio managers for the Portfolio, and Mr. Cole now serves as Senior Executive Vice President and Deputy Chief Investment Officer of Institutional Capital LLC. Additionally, effective July 9, 2014, Andrew P. Starr and Matthew T. Swanson became portfolio managers of the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

A number of key drivers affected the Portfolio’s performance in relation to the Russell 1000® Value Index. Positive stock selection in the consumer staples and utilities sectors added to relative performance. On the other hand, stock selection in the consumer discretionary and industrials sectors detracted from relative performance. The Portfolio benefited from having an underweight position relative to the Index in the energy sector, but an underweight position in the utilities sector detracted from relative performance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the most substantial positive contributions to the Portfolio’s performance relative to the Russell 1000® Value Index were energy and health care. (Contributions take weightings and total returns into account.) Consumer staples was roughly neutral during the reporting period. Favorable stock selection was the primary driver for consumer staples, while an underweight position in energy and an overweight position in health care added to relative performance.

The sectors that detracted the most from relative performance were consumer discretionary, industrials and information technology. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were media company Time Warner, electric utility Exelon and semiconductor manufacturer Texas Instruments. Time Warner’s cable properties have seen increasing affiliate fees and advertising revenue. This enabled the company to return higher levels of cash to shareholders through dividends and stock repurchases. The company also received a takeover bid during the reporting period, and we sold the position following a period of strength. Exelon had strong performance during the reporting period. Rising natural gas prices fueled expectations that the company might ultimately be able to raise power rates, thereby improving its financial position. Texas Instruments benefited from strong end markets and rising gross margins. The company continued to return significant levels of cash to shareholders. Texas Instruments and Exelon remained in the Portfolio at the end of the reporting period.

Detractors from the Portfolio’s absolute performance included media company Viacom, wireless communications company Vodafone and industrial conglomerate General Electric. Viacom’s advertising revenue was lighter than expected; but in our opinion, other metrics for this cable network owner remained on track. Ratings improved, the affiliate-fee growth outlook continued to be solid and the company returned substantial amounts of cash to shareholders through dividends and share buybacks. Vodafone lagged after the spinoff of Verizon Wireless, and we sold the position during the reporting period. General

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-229

Electric’s outlook was reduced because of lower expected growth from its oil and gas unit. We believe that additional cost reductions could expand margins and that the stock could benefit as GE further reduces its exposure to GE Capital and focuses on core businesses. Viacom and GE remained in the Portfolio at the end of the reporting period, as we believed that the stocks were attractively valued with strong catalysts for potential appreciation.

Did the Portfolio make any significant purchases or sales during the reporting period?

We continued to look for stocks with both attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

The Portfolio added a position in global investment bank Goldman Sachs. We found the valuation attractive given the underlying improvement in the company’s business. Equity issuance steadily increased with rising equity markets, and merger and acquisition activity made a slow comeback after being subdued for several years. We also added a position in cable and broadband service provider Comcast. In our view, the company’s acquisition of Time Warner Cable could create operational synergies that might enable the company to return substantial cash to shareholders.

In addition to the previously mentioned sales, we sold the Portfolio’s position in integrated oil & gas company Exxon Mobil in favor of positions that we believed had more attractive potential upside and stronger catalysts. We also sold the Portfolio’s position in consumer finance company Capital One Financial for similar reasons.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure relative to the Russell 1000® Value Index in the health care and consumer discretionary sectors. In health care, the Portfolio moved from a neutral to an overweight position relative to the Index. In consumer discretionary, the Portfolio increased its already overweight position relative to the Russell 1000® Index.

During the reporting period, the Portfolio decreased its weightings relative to the Russell 1000® Value index in the consumer staples and energy sectors. In both cases the Portfolio increased the degree to which the Portfolio was underweight relative to the Index.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the Portfolio was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and health care sectors. As of the same date, the Portfolio was most significantly underweight relative to the Index in financials and consumer staples. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-230	MainStay VP ICAP Select Equity Portfolio

Portfolio of Investments December 31, 2014

	Shares	Value
Common Stocks 96.7%†
Aerospace & Defense 5.2%
♦Boeing Co. (The)	546,100	$70,982,078

Auto Components 3.6%
Johnson Controls, Inc.	1,031,100	49,843,374

Automobiles 2.1%
Ford Motor Co.	1,881,950	29,170,225

Banks 8.3%
♦Bank of America Corp.	3,560,350	63,694,661
Citigroup, Inc.	932,450	50,454,870

		114,149,531

Capital Markets 10.2%
Ameriprise Financial, Inc.	332,550	43,979,737
♦Goldman Sachs Group, Inc. (The)	265,200	51,403,716
Northern Trust Corp.	655,340	44,169,916

		139,553,369

Chemicals 5.7%
♦Monsanto Co.	475,050	56,754,223
Mosaic Co. (The)	469,850	21,448,653

		78,202,876

Communications Equipment 2.6%
QUALCOMM, Inc.	476,800	35,440,544

Electric Utilities 2.3%
Exelon Corp.	859,100	31,855,428

Energy Equipment & Services 1.6%
Cameron International Corp. (a)	439,600	21,958,020

Health Care Equipment & Supplies 4.3%
♦Medtronic, Inc.	805,786	58,177,749

Health Care Providers & Services 6.0%
Express Scripts Holding Co. (a)	451,250	38,207,338
UnitedHealth Group, Inc.	432,000	43,670,880

		81,878,218

Hotels, Restaurants & Leisure 1.4%
Las Vegas Sands Corp.	318,000	18,494,880

Industrial Conglomerates 6.1%
♦General Electric Co.	3,286,450	83,048,592

	Shares	Value
Machinery 0.5%
Pentair PLC	111,900	$7,432,398

Media 12.3%
♦Comcast Corp. Class A	1,421,550	82,464,115
Liberty Media Corp. Class C (a)	656,600	23,000,698
Omnicom Group, Inc.	127,800	9,900,666
♦Viacom, Inc. Class B	708,300	53,299,575

		168,665,054

Oil, Gas & Consumable Fuels 4.0%
♦Occidental Petroleum Corp.	674,700	54,387,567

Pharmaceuticals 10.5%
Bristol-Myers Squibb Co.	523,800	30,919,914
♦Pfizer, Inc.	2,360,950	73,543,592
Valeant Pharmaceuticals International, Inc. (a)	277,900	39,770,269

		144,233,775

Semiconductors & Semiconductor Equipment 4.3%
ASML Holding N.V., NY Registered Shares	239,650	25,841,460
Texas Instruments, Inc.	628,033	33,577,784

		59,419,244

Software 3.5%
Oracle Corp.	1,063,900	47,843,583

Technology Hardware, Storage & Peripherals 2.2%
NetApp, Inc.	728,900	30,212,905

Total Common Stocks (Cost $1,128,981,665)		1,324,949,410

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-231

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Short-Term Investment 2.9%
Repurchase Agreement 2.9%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $39,364,165 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $41,590,000 and a Market Value of $40,154,521)	$39,364,165	$39,364,165

Total Short-Term Investment (Cost $39,364,165)		39,364,165

Total Investments (Cost $1,168,345,830) (b)	99.6%	1,364,313,575
Other Assets, Less Liabilities	0.4	5,429,553
Net Assets	100.0%	$1,369,743,128
(a)	Non-income producing security.

(b)	As of December 31, 2014, cost was $1,168,744,437 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$207,033,107
Gross unrealized depreciation	(11,463,969)

Net unrealized appreciation	$195,569,138

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,324,949,410	$—	$—	$1,324,949,410
Short-Term Investment
Repurchase Agreement	—	39,364,165	—	39,364,165

Total Investments in Securities	$1,324,949,410	$39,364,165	$—	$1,364,313,575

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-232	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $1,168,345,830)	$1,364,313,575
Receivables:
Investment securities sold	14,271,994
Dividends	2,713,432
Fund shares sold	264,875
Other assets	1,941

Total assets	1,381,565,817

Liabilities
Payables:
Investment securities purchased	10,143,254
Manager (See Note 3)	879,458
Fund shares redeemed	544,803
NYLIFE Distributors (See Note 3)	136,963
Shareholder communication	90,233
Professional fees	25,492
Custodian	1,280
Trustees	1,206

Total liabilities	11,822,689

Net assets	$1,369,743,128

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$72,657
Additional paid-in capital	996,768,189

996,840,846
Undistributed net investment income	33,369,894
Accumulated net realized gain (loss) on investments	143,564,643
Net unrealized appreciation (depreciation) on investments	195,967,745

Net assets	$1,369,743,128

Initial Class
Net assets applicable to outstanding shares	$722,646,964

Shares of beneficial interest outstanding	38,151,682

Net asset value per share outstanding	$18.94

Service Class
Net assets applicable to outstanding shares	$647,096,164

Shares of beneficial interest outstanding	34,505,148

Net asset value per share outstanding	$18.75

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-233

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$45,401,817

Expenses
Manager (See Note 3)	10,069,089
Distribution and service—Service Class (See Note 3)	1,563,165
Shareholder communication	221,049
Professional fees	99,001
Trustees	22,666
Custodian	15,088
Miscellaneous	41,846

Total expenses	12,031,904

Net investment income (loss)	33,369,913

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	211,642,668
Net change in unrealized appreciation (depreciation) on investments	(132,614,530)

Net realized and unrealized gain (loss) on investments	79,028,138

Net increase (decrease) in net assets resulting from operations	$112,398,051

(a)	Dividends recorded net of foreign withholding taxes in the amount of $27,620.

M-234	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$33,369,913	$17,226,606
Net realized gain (loss) on investments	211,642,668	129,267,376
Net change in unrealized appreciation (depreciation) on investments	(132,614,530)	168,945,935

Net increase (decrease) in net assets resulting from operations	112,398,051	315,439,917

Dividends to shareholders:
From net investment income:
Initial Class	(9,755,747)	(10,361,894)
Service Class	(7,471,955)	(7,662,118)

Total dividends to shareholders	(17,227,702)	(18,024,012)

Capital share transactions:
Net proceeds from sale of shares	69,083,233	74,918,432
Net asset value of shares issued to shareholders in reinvestment of dividends	17,227,702	18,024,012
Cost of shares redeemed	(135,713,693)	(146,983,317)

Increase (decrease) in net assets derived from capital share transactions	(49,402,758)	(54,040,873)

Net increase (decrease) in net assets	45,767,591	243,375,032

Net Assets
Beginning of year	1,323,975,537	1,080,600,505

End of year	$1,369,743,128	$1,323,975,537

Undistributed net investment income at end of year	$33,369,894	$17,227,683

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-235

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014		2013	2012	2011	2010
Net asset value at beginning of year	$17.64		$13.76	$12.15	$12.54	$10.70

Net investment income (loss)	0.48	(a)(b)	0.28	0.29	0.25 (a)	0.18
Net realized and unrealized gain (loss) on investments	1.07		3.86	1.61	(0.46)	1.76

Total from investment operations	1.55		4.14	1.90	(0.21)	1.94

Less dividends:
From net investment income	(0.25)		(0.26)	(0.29)	(0.18)	(0.10)

Net asset value at end of year	$18.94		$17.64	$13.76	$12.15	$12.54

Total investment return	8.88%		30.29%	15.58%	(1.44%)	18.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.64	%(b)	1.54%	1.76%	2.01%	1.46%
Net expenses	0.79%		0.79%	0.79%	0.80%	0.81%
Portfolio turnover rate	68%		50%	60%	67%	57%
Net assets at end of year (in 000’s)	$722,647		$709,112	$604,786	$608,551	$731,165

(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net Investment income per share and the ratio of net investment income to average net assets are $0.07 per share and 0.39% respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

	Service Class
	Year ended December 31,
	2014		2013	2012	2011	2010
Net asset value at beginning of year	$17.48		$13.63	$12.05	$12.43	$10.62

Net investment income (loss)	0.42	(a)(b)	0.20	0.22	0.22 (a)	0.13
Net realized and unrealized gain (loss) on investments	1.07		3.87	1.62	(0.45)	1.76

Total from investment operations	1.49		4.07	1.84	(0.23)	1.89

Less dividends:
From net investment income	(0.22)		(0.22)	(0.26)	(0.15)	(0.08)

Net asset value at end of year	$18.75		$17.48	$13.63	$12.05	$12.43

Total investment return	8.61%		29.96%	15.29%	(1.69%)	17.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.36	%(b)	1.29%	1.51%	1.77%	1.21%
Net expenses	1.04%		1.04%	1.04%	1.05%	1.06%
Portfolio turnover rate	68%		50%	60%	67%	57%
Net assets at end of year (in 000’s)	$647,096		$614,863	$475,815	$451,841	$481,355

(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net Investment income per share and the ratio of net investment income to average net assets are $0.07 per share and 0.39% respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

M-236	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Income Builder Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	8.10%	11.96%	7.13%	0.64%
Service Class Shares	7.83	11.68	6.86	0.89

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[3]	4.94%	10.20%	6.03%
Russell 1000® Index[3]	13.24	15.64	7.96
Income Builder Composite Index[3]	5.53	7.59	5.71
Barclays U.S. Aggregate Bond Index[3]	5.97	4.45	4.71
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	6.05	10.17	6.61

1.	Performance figures shown for the ten-year period ended December 31, 2014, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.10% for Initial Class shares and 6.84% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-237

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,000.80	$3.18	$1,022.00	$3.21

Service Class Shares	$1,000.00	$999.50	$4.44	$1,020.80	$4.48

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.63% for Initial Class and 0.88% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

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Portfolio Composition as of December 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-245 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2014 (excluding short-term investment) (Unaudited)

1.	Kinder Morgan, Inc.
2.	Altria Group, Inc.
3.	Verizon Communications, Inc.
4.	Imperial Tobacco Group PLC
5.	BCE, Inc.
6.	Lorillard, Inc.
7.	Health Care REIT, Inc.
8.	National Grid PLC
9.	SSE PLC
10.	Vodafone Group PLC

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Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Portfolio, and Eric Sappenfield, William Priest, CFA, Michael Welhoelter, CFA, John Tobin and Kera Van Valen of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers for the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Income Builder Portfolio returned 8.10% for Initial Class shares and 7.83% for Service Class shares. Over the same period, both share classes outperformed the 4.94% return of the MSCI World Index,1 which is the Portfolio’s primary broad-based securities-market index, and underperformed the 13.24% return of the Russell 1000® Index,1 which is a secondary benchmark of the Portfolio. Over the same period, both share classes outperformed the 5.97% return of the Barclays U.S. Aggregate Bond Index1 and the 5.53% return of the Income Builder Composite Index.1 The Barclays U.S. Aggregate Bond Index and the Income Builder Composite Index are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 6.05% return of the average Lipper1 Variable Products Mixed-Asset Target Allocation Growth Portfolio.

What factors affected relative performance in the equity portion of the Portfolio during the reporting period?

In the equity portion of the Portfolio, relative performance was helped by an overweight position in the utilities sector, which outperformed the overall market during the reporting period. Stock selection in the energy, consumer staples and financials sectors also provided significant contributions to relative performance. Stock selection and a less-than-benchmark weight in the health care sector and a less-than-benchmark weight in the information technology sector were the most significant detractors from relative performance. From a country perspective, security selection in the United States and the United Kingdom helped relative results, as did a lack of exposure to Japan.

How was the Portfolio’s performance affected by the use of derivatives during the reporting period?

During the reporting period, Epoch did not use any derivatives. MacKay Shields, however, used S&P 500® equity futures to increase the equity sensitivity (or beta) of the fund. The S&P 500® Index was up over 13% in 2014 so the decision to increase the equity sensitivity of the portfolio was a positive contributor to the Portfolio’s performance. Additionally we used forward currency contracts to hedge our non-U.S. positions that were purchased in local currencies. As most currencies weakened relative to the U.S. dollar in 2014 our currency hedging was also a meaningful contributor to performance for the year.

In the equity portion of the Portfolio, which sectors were the strongest positive contributors to relative performance, and which sectors were particularly weak?

In the equity portion of the Portfolio, returns are primarily the result of finding companies that can increase free cash flow and are committed to returning a significant portion of that cash to shareholders. The majority of stocks in the Portfolio were able to achieve this and increase their dividends during the reporting period. We believe that understanding this steady approach is more helpful to understanding results than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in the proper context for this strategy.

In the equity portion of the Portfolio, an overweight position in the utilities sector provided the most significant contribution to performance relative to the MSCI World Index, followed by stock selection in the energy and consumer staples sectors. (Contributions take weightings and total returns into account.) Stock selection and an underweight position in the health care sector, an underweight position in the information technology sector, and stock selection in the consumer discretionary sector detracted from relative performance in the equity portion of the Portfolio.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Among the stocks that provided the most significant contributions to the Portfolio’s absolute performance were senior housing and health care real estate investment trust Healthcare REIT and U.S. tobacco companies Altria and Reynolds American.

Healthcare REIT announced strong results, increased its forward guidance and raised its quarterly dividend

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-240	MainStay VP Income Builder Portfolio

in line with cash flow growth. Rising net operating profit resulted from continued investment in new assets. Since alerting investors to a challenging environment in late 2013, management was able to average $500 million of new investment each quarter, adding to the company’s mid-single-digit organic growth during the reporting period.

Altria continued to drive growth with strong cigarette pricing (to offset volume pressures) and disciplined cost controls. Management remained focused on a balanced approach to market-share gains and profitability. This allowed for continued investment in the brand equity of Marlboro and the development of the eCigarette category. During the last year, Altria benefited from the potential consolidation in the domestic tobacco space. The company also benefited from consolidation rumors in the global beer industry through Altria’s stake in SABMiller. The fundamentals of the business allowed Altria to continue to generate strong cash flows and consistently return cash to shareholders through a combination of growing dividends and share repurchases during the reporting period.

Reynolds American continued to benefit from its total tobacco portfolio approach. Management was keenly focused on innovation and building sustainable growth. In July, the company announced its intention to acquire Lorillard, increasing its foothold in the U.S. market. Pricing power, cost savings and relatively low capital expenditures drove positive cash flow generation for the entire tobacco space. Reynolds American continued to return cash to shareholders through an attractive dividend.

Among the stocks that detracted from absolute performance were leading toy manufacturer Mattel, France-based global utility Electricite de France and U.K.-based utility company Centrica.

Mattel posted disappointing results during the very important holiday season earlier in the year. The stock had been under pressure as management continued to work through excess inventory in the system. The strong cash flows and attractive dividend continued to make Mattel an attractive investment for the Portfolio. Management continued to invest to further diversify the company’s brand portfolio. Cash returns to shareholders remained a priority.

Electricite de France generates, transmits and distributes electricity in France, the U.K., Italy, the United States and several countries in South America and Asia. Throughout the year, the stock underperformed because of political headwinds. During the summer, the French Energy Minister cancelled a planned 5% tariff increase and put the tariff increase under review. After several months of delay, the French government eventually set a lower tariff increase of 2.5%. In addition, the government postponed the review of the regulated nuclear access price (also known as ARENH price) to July 2015, which was set to increase at the start of 2015. We will continue to monitor the pending review closely and assess its impact when the review result is released. Overall, we still believe the company will grow at a low-to-mid single-digit pace and, together with its attractive dividend, deliver shareholder yield.

Centrica not only supplies natural gas and electricity to its residential and business customers, but also explores for and produces natural gases that provide a structural hedge to its commodity exposure. During 2014, Centrica’s shares underperformed because of unfavorable weather, an extended nuclear power-plant outage and falling commodity prices. Even so, its dividend remained well-covered by its free cash flow. While senior management succession was resolved and weather normalized, we expect continued share price volatility prior to the May 2015 U.K. election and the pending competition committee review.

Each of these detractors had a negative return for 2014.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio made several significant purchases during the year, including Aberdeen Asset Management and Seagate Technology. Aberdeen Asset Management is a large, diversified, global investment manager with a long track record of growth in assets under management (organically and by acquisition) and a strong balance sheet. Technology company Seagate pays a 3.3% cash dividend and has aggressively repurchased shares over the past several years. Seagate is the world’s second-largest hard disk drive manufacturer, with a 40%

M-241

market share. The industry has consolidated into a few players, allowing for stable pricing and rational capacity expansions.

The equity portion of the Portfolio exited several positions, including manufacturing company Emerson Electric and agricultural and construction equipment maker Deere. Both positions were sold to fund the acquisition of positions with shareholder yield profiles that we found more attractive.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

Equity sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the Portfolio reduced exposure to industrials, consumer discretionary and health care. Equity sector weightings within financials, consumer staples and utilities experienced the largest increases.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

The equity portion of the Portfolio continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. That stock-by-stock process often results in the equity portion of the Portfolio having a different composition than the MSCI World Index in terms of types of companies held. The Portfolio’s primary benchmark contains many companies that either lack free cash flow or use their free cash flow primarily to reinvest and make acquisitions. The composition of the equity portion of the Portfolio may also differ in terms of sector weights.

As of December 31, 2014, the equity portion of the Portfolio held underweight positions relative to the MSCI World Index in information technology, financials and consumer discretionary. As of the same date, the equity portion of the Portfolio held overweight positions relative to the Index in utilities and telecommunication services. The equity portion of the Portfolio continues to seek high-quality companies producing shareholder-yield returns in a steadily improving global economy.

What factors affected relative performance in the fixed-income portion of the Portfolio during the reporting period?

The Federal Reserve’s decision to keep the federal funds target rate in a near-zero range continued to stimulate lending and investments by appealing to investors’ need for yield. These efforts continued to support credit-related product such as high-yield and investment-grade corporate bonds, which constituted a majority of the Portfolio’s holdings during the reporting period.

Among high-yield bonds, which represented the Portfolio’s biggest sector weight, there were pockets of volatility throughout the reporting period, the most dramatic of which came at the end of the reporting period. A substantial drop in energy prices had a material impact on pricing in the high-yield market. We believed that volatility would continue in the energy sector, but we maintained the Portfolio’s energy weighting, as we believed that a majority of securities in the energy sector could sustain lower prices. That said, there may be further credit deterioration in the weakest part of the energy sector if prices do not stabilize. We view the situation as fluid and have kept a close eye on the unfolding story.

Outside of the energy sector, volatility was not directly tied to the fundamentals of the high-yield market. In our opinion, fundamentals for non-energy companies remained intact and relatively strong throughout the reporting period. In most high-yield segments, we believe that debt burdens are generally reasonable, and that companies are in a better position to service their debt. Although one of the largest high-yield defaults on record occurred in April 2014, defaults in general continued to trend at or close to all-time lows, which was a tailwind for the market.

The Portfolio as a whole benefited from the decision to use S&P 500® equity futures to increase the Portfolio’s overall beta positioning. During the reporting period the S&P 500® Index1 rose by 13.69%.

What was the Fund’s duration2 strategy during the reporting period?

In the fixed-income portion of the Portfolio, duration was shorter than that of the Barclays U.S. Aggregate Bond Index throughout the reporting period. This

2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-242	MainStay VP Income Builder Portfolio

positioning resulted from two factors. First, the fixed-income portion of the Portfolio held an overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a lower correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates, though they are not immune to interest-rate changes. Second, we increased exposure to a short position in U.S. Treasury securities through futures to lower the overall duration of the fixed-income portion of the Portfolio as a further hedge against a rise in interest rates. At the end of the reporting period the duration of the fixed-income portion of the Portfolio was 2.9 years, approximately 2.6 years shorter than the duration of the Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

During 2014, there were many events that had the potential to affect the positioning of the fixed-income portion of the Portfolio. Among them were the Federal Reserve’s decision to taper its direct-market asset purchases, geopolitical events and a flattening yield curve.3 Nevertheless, we did not make any major changes to the positioning of the fixed-income portion of the Portfolio. We increased our short position in two-year U.S. Treasury securities through the use of futures to lower the duration of the fixed-income portion of the Portfolio to further protect against a move in interest rates, more specifically a flattening of the yield curve.

During the reporting period, which market segments were the strongest positive contributors to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

During the reporting period most positions in the fixed-income portion of the Portfolio had a positive impact on performance. The two biggest contributors were domestic high-yield bonds and a position in emerging-market bonds. We believed that the fundamental underpinnings of the issuer base in the credit markets remained in excellent shape. We anticipated that spreads would compress, which should have continued to benefit high-yield bonds.

Our emerging-markets position was concentrated on

credits where (as is true of our domestic high-yield bonds) we selectively saw strong fundamentals. An underweight position in U.S. Treasury securities detracted slightly from performance in the fixed-income portion of the Portfolio, but the overweight position in high-yield bonds more than offset this weakness.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio purchased bonds of e-commerce company QVC. Relative to its peers, the company had moderate leverage but strong cash flow generation. The bonds were offered at an attractive yield to the company’s peers; and QVC is owned by Liberty Media, which had market capitalization in excess of $10 billion as of the end of the reporting period. The fixed-income portion of the Portfolio also bought bonds of Zebra Technologies, a leading manufacturer and distributor of bar code technology used to track and identify assets. The proceeds of the bond offering were used to acquire a complementary business from Motorola. We believed that following the acquisition, total debt would be manageable, and we expected the combined company to generate cash and pay down debt.

How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?

We did not make any material changes to sector weightings in the fixed-income portion of the Portfolio during the reporting period. We increased our short position in two-year U.S. Treasury securities through the use of futures to lower duration and further protect against a move in rates, specifically a flattening yield curve.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

In spite of market volatility, our baseline view on Federal Reserve policy, economic fundamentals and valuations in the credit markets did not change. We believed that economic growth would continue to be moderate and that the Federal Reserve would remain accommodative. Our central belief was that monetary

3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-243

policy played a critical role in the creation of credit and

that the Federal Reserve had the ability to control monetary policy through its influence on short-term interest rates. As of December 31, 2014, the fixed-income portion of the Portfolio maintained an overweight position in spread product,4 specifically high-yield bonds. As of the same date, the fixed-income portion of the Portfolio maintained underweight positions in sectors that are more interest-

rate sensitive, such as U.S. Treasury securities and agencies. As of December 31, 2014, the duration of the fixed-income portion of the Portfolio was substantially shorter than the duration of the Barclays U.S. Aggregate Bond Index.

As of the same date, the Portfolio continued to own S&P 500® equity futures to increase the Portfolio’s beta.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to securities or asset classes that typically trade at a spread to U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-244	MainStay VP Income Builder Portfolio

Portfolio of Investments December 31, 2014

	Principal Amount	Value
Long-Term Bonds 44.3%† Asset-Backed Securities 0.6%
Home Equity 0.5%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.215%, due 10/25/36 (a)	$298,415	$268,707
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.225%, due 5/25/37 (a)	271,276	206,917
GSAA Home Equity Trust Series 2006-14, Class A1 0.205%, due 9/25/36 (a)	2,493,822	1,347,409
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.255%, due 4/25/37 (a)	130,260	123,681
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.255%, due 3/25/47 (a)	283,650	185,916
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.205%, due 11/25/36 (a)	308,312	143,949
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.265%, due 3/25/37 (a)	274,231	269,577
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.265%, due 1/25/37 (a)	501,042	339,724
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.265%, due 9/25/37 (a)	372,412	180,380

		3,066,260

Student Loans 0.1%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.553%, due 5/25/29 (a)	352,083	340,628

Total Asset-Backed Securities (Cost $3,721,663)		3,406,888

Convertible Bonds 0.3%
Leisure Time 0.2%
Jarden Corp. 1.125%, due 3/15/34 (b)	1,200,000	1,350,750

	Principal Amount	Value
Transportation 0.1%
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	$340,000	$283,475

Total Convertible Bonds (Cost $1,572,181)		1,634,225

Corporate Bonds 39.3%
Aerospace & Defense 0.6%
BAE Systems Holdings, Inc. 5.20%, due 8/15/15 (b)	1,325,000	1,359,748
KLX, Inc. 5.875%, due 12/1/22 (b)	1,180,000	1,191,800
TransDigm, Inc. 7.50%, due 7/15/21	725,000	772,125

		3,323,673

Agriculture 0.0%‡
Lorillard Tobacco Co. 8.125%, due 6/23/19	165,000	200,034

Airlines 0.8%
Continental Airlines, Inc.
Series A 7.25%, due 5/10/21	348,593	402,625
7.875%, due 1/2/20	660,397	700,020
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 11/1/19	1,229,340	1,395,301
U.S. Airways Group, Inc. Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	965,859	1,076,933
Series 2010-1 Pass Through Trust 6.25%, due 10/22/24	580,533	651,649

		4,226,528

Auto Manufacturers 0.7%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	900,000	996,750
Ford Motor Co.
6.625%, due 10/1/28	500,000	614,092
7.45%, due 7/16/31	455,000	617,706
Navistar International Corp. 8.25%, due 11/1/21	1,175,000	1,158,844

		3,387,392

Auto Parts & Equipment 0.8%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (b)	950,000	984,128

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-245

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
Dana Holding Corp. 5.375%, due 9/15/21	$1,035,000	$1,066,050
Goodyear Tire & Rubber Co. (The)
6.50%, due 3/1/21	300,000	318,000
8.25%, due 8/15/20	525,000	556,500
MPG Holdco I, Inc. 7.375%, due 10/15/22 (b)	1,250,000	1,287,500

		4,212,178

Banks 4.2%
AgriBank FCB 9.125%, due 7/15/19	200,000	255,340
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (b)	1,000,000	990,200
Bank of America Corp.
5.42%, due 3/15/17	100,000	107,215
6.11%, due 1/29/37	980,000	1,157,139
7.625%, due 6/1/19	680,000	821,856
8.00%, due 7/29/49 (a)	1,000,000	1,073,750
BBVA Bancomer S.A. 6.75%, due 9/30/22 (b)	875,000	962,500
CIT Group, Inc.
3.875%, due 2/19/19	890,000	887,775
4.25%, due 8/15/17	200,000	204,000
Citigroup, Inc.
3.375%, due 3/1/23	795,000	802,110
4.05%, due 7/30/22	105,000	108,639
6.30%, due 12/29/49 (a)	1,255,000	1,236,175
Discover Bank 8.70%, due 11/18/19	795,000	983,129
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	1,330,000	1,346,787
HSBC Holdings PLC
5.10%, due 4/5/21	40,000	45,216
6.375%, due 12/29/49 (a)	1,275,000	1,287,750
JPMorgan Chase & Co.
6.125%, due 12/29/49 (a)	1,345,000	1,341,624
7.90%, due 4/29/49 (a)	1,450,000	1,560,635
Mellon Capital III 6.369%, due 9/5/66 (a)	£900,000	1,458,851
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (b)	$1,000,000	1,036,172
Morgan Stanley
4.875%, due 11/1/22	495,000	525,729
5.00%, due 11/24/25	1,150,000	1,227,182
5.45%, due 7/29/49 (a)	1,275,000	1,277,295
UBS A.G. 3.875%, due 1/15/15	150,000	150,158
Wells Fargo & Co. 5.90%, due 12/29/49 (a)	1,005,000	1,012,537

		21,859,764

	Principal Amount	Value
Beverages 0.1%
Embotelladora Andina S.A. 5.00%, due 10/1/23 (b)	$610,000	$637,291

Biotechnology 0.3%
Amgen, Inc. 5.85%, due 6/1/17	1,250,000	1,376,869

Building Materials 0.8%
Cemex S.A.B. de C.V. 7.25%, due 1/15/21 (b)	1,150,000	1,204,625
USG Corp.
6.30%, due 11/15/16	2,265,000	2,378,250
9.75%, due 1/15/18	545,000	621,300

		4,204,175

Chemicals 0.8%
Dow Chemical Co. (The)
4.125%, due 11/15/21	710,000	750,191
8.55%, due 5/15/19	140,000	174,054
Hexion U.S. Finance Corp. 6.625%, due 4/15/20	390,000	382,200
Huntsman International LLC 8.625%, due 3/15/21	1,250,000	1,340,625
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	675,000	696,938
WR Grace & Co. 5.125%, due 10/1/21 (b)	665,000	681,625

		4,025,633

Coal 0.0%‡
Alpha Natural Resources, Inc.
6.00%, due 6/1/19	525,000	162,750
6.25%, due 6/1/21	50,000	14,000

		176,750

Commercial Services 0.8%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23	1,280,000	1,305,600
Hertz Corp. (The)
5.875%, due 10/15/20	277,000	279,078
7.375%, due 1/15/21	1,200,000	1,260,000
Iron Mountain, Inc. 5.75%, due 8/15/24	280,000	281,750
United Rentals North America, Inc.
6.125%, due 6/15/23	605,000	635,250
8.375%, due 9/15/20	565,000	605,962

		4,367,640

Computers 0.5%
NCR Corp. 5.00%, due 7/15/22	1,205,000	1,174,875

M-246	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Computers (continued)
SunGard Data Systems, Inc.
6.625%, due 11/1/19	$1,100,000	$1,111,000
7.375%, due 11/15/18	172,000	178,880

		2,464,755

Cosmetics & Personal Care 0.2%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (b)	800,000	840,000

Diversified Financial Services 0.4%
Alterra Finance LLC 6.25%, due 9/30/20	75,000	87,067
GE Capital Trust II Series Reg S 5.50%, due 9/15/67 (a)	€810,000	1,051,181
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (a)	£490,000	829,070

		1,967,318

Electric 1.1%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (b)	$980,000	983,675
Calpine Corp. 5.75%, due 1/15/25	1,185,000	1,199,812
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)	1,490,000	1,606,020
Great Plains Energy, Inc. 5.292%, due 6/15/22 (c)	500,000	573,265
Puget Energy, Inc. 5.625%, due 7/15/22	350,000	404,995
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	681,520	685,105

		5,452,872

Engineering & Construction 0.3%
MasTec, Inc. 4.875%, due 3/15/23	785,000	737,900
Odebrecht Finance, Ltd. 4.375%, due 4/25/25 (b)	925,000	793,188

		1,531,088

Entertainment 0.2%
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	880,000	897,600
Scientific Games International, Inc. 7.00%, due 1/1/22 (b)	110,000	111,375

		1,008,975

Finance—Auto Loans 0.1%
Ally Financial, Inc. 8.00%, due 11/1/31	220,000	280,500

	Principal Amount	Value
Finance—Auto Loans (continued)
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	$150,000	$173,668

		454,168

Finance—Consumer Loans 0.8%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	1,100,000	1,113,750
Navient Corp. 8.00%, due 3/25/20	750,000	830,625
OneMain Financial Holdings, Inc. 7.25%, due 12/15/21 (b)	1,190,000	1,219,750
Springleaf Finance Corp.
6.00%, due 6/1/20	345,000	341,550
7.75%, due 10/1/21	800,000	896,000

		4,401,675

Finance—Credit Card 0.1%
American Express Co. 6.80%, due 9/1/66 (a)	700,000	733,250

Finance—Investment Banker/Broker 0.2%
Jefferies Group LLC
5.125%, due 1/20/23	320,000	325,286
6.45%, due 6/8/27	435,000	451,330

		776,616

Finance—Mortgage Loan/Banker 0.1%
Countrywide Financial Corp. 6.25%, due 5/15/16	520,000	551,898

Finance—Other Services 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
5.875%, due 2/1/22	145,000	145,634
6.00%, due 8/1/20	945,000	973,539

		1,119,173

Food 1.5%
Cosan Luxembourg S.A. 5.00%, due 3/14/23 (b)	1,050,000	934,500
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (b)	750,000	790,392
JBS USA LLC / JBS USA Finance, Inc.
5.875%, due 7/15/24 (b)	800,000	786,000
8.25%, due 2/1/20 (b)	435,000	457,837
Kerry Group Financial Services 3.20%, due 4/9/23 (b)	1,290,000	1,262,059
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (b)	1,100,000	1,078,000
Smithfield Foods, Inc. 6.625%, due 8/15/22	190,000	198,550
Tyson Foods, Inc. 3.95%, due 8/15/24	1,810,000	1,871,035

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-247

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
Virgolino de Oliveira Finance S.A.
10.875%, due 1/13/20 (b)	$660,000	$297,660
11.75%, due 2/9/22 (b)(d)	750,000	15,000

		7,691,033

Food Services 0.3%
Aramark Services, Inc. 5.75%, due 3/15/20	1,250,000	1,290,625

Forest Products & Paper 0.2%
Fibria Overseas Finance, Ltd. 5.25%, due 5/12/24	850,000	844,475

Health Care—Products 0.3%
Alere, Inc.
6.50%, due 6/15/20	500,000	502,500
7.25%, due 7/1/18	825,000	858,000
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	450,000	432,000

		1,792,500

Health Care—Services 1.1%
CIGNA Corp. 4.375%, due 12/15/20	135,000	144,989
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (b)	1,155,000	1,253,175
HCA, Inc. 5.00%, due 3/15/24	1,675,000	1,721,062
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (b)	1,340,000	1,370,150
Tenet Healthcare Corp. 6.00%, due 10/1/20	1,250,000	1,342,288

		5,831,664

Home Builders 1.6%
Beazer Homes USA, Inc.
5.75%, due 6/15/19	410,000	393,600
7.25%, due 2/1/23	500,000	485,000
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (b)	2,225,000	2,302,875
Lennar Corp.
4.50%, due 6/15/19	1,100,000	1,100,000
4.50%, due 11/15/19	200,000	198,500
MDC Holdings, Inc. 5.625%, due 2/1/20	1,100,000	1,146,750
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	250,000	262,500
Standard Pacific Corp. 8.375%, due 5/15/18	800,000	904,000

	Principal Amount	Value
Home Builders (continued)
Toll Brothers Finance Corp. 5.875%, due 2/15/22	$670,000	$715,225
TRI Pointe Holdings, Inc. 5.875%, due 6/15/24 (b)	905,000	905,000

		8,413,450

Household Products & Wares 0.2%
Controladora Mabe S.A. de C.V. 7.875%, due 10/28/19 (b)	775,000	850,563

Insurance 3.6%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	1,725,000	1,897,500
American International Group, Inc.
Series A3 4.875%, due 3/15/67 (a)	€500,000	630,436
Series A2 5.75%, due 3/15/67 (a)	£500,000	806,876
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	$730,000	782,597
Genworth Holdings, Inc.
6.15%, due 11/15/66 (a)	565,000	347,475
7.625%, due 9/24/21	865,000	845,790
Hartford Financial Services Group, Inc. 6.10%, due 10/1/41	1,725,000	2,154,518
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (b)	145,000	149,419
6.50%, due 3/15/35 (b)	130,000	158,830
7.80%, due 3/7/87 (b)	1,195,000	1,398,150
Oil Insurance, Ltd. 3.239%, due 12/29/49 (a)(b)	580,000	516,200
Pacific Life Insurance Co. 7.90%, due 12/30/23 (b)	1,000,000	1,312,023
Progressive Corp. (The) 6.70%, due 6/15/37 (a)	1,450,000	1,568,537
Protective Life Corp. 8.45%, due 10/15/39	725,000	1,092,479
Provident Cos., Inc. 7.25%, due 3/15/28	925,000	1,173,528
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	795,000	812,729
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(b)	600,000	628,500
Voya Financial, Inc. 5.50%, due 7/15/22	1,265,000	1,428,964
XL Group PLC 6.50%, due 10/29/49 (a)	945,000	902,475

		18,607,026

Internet 0.2%
Alibaba Group Holding, Ltd. 3.125%, due 11/28/21 (b)	1,300,000	1,284,370

M-248	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Investment Company 0.2%
CDP Financial, Inc. 4.40%, due 11/25/19 (b)	$900,000	$991,013

Iron & Steel 0.5%
AK Steel Corp. 8.75%, due 12/1/18	800,000	840,000
Cliffs Natural Resources, Inc.
3.95%, due 1/15/18	325,000	211,250
5.90%, due 3/15/20	465,000	269,700
United States Steel Corp. 7.375%, due 4/1/20	650,000	682,500
Vale S.A. 5.625%, due 9/11/42	685,000	638,016

		2,641,466

Lodging 1.2%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	1,025,000	754,400
MGM Resorts International 6.75%, due 10/1/20	3,468,000	3,641,400
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	865,000	984,595
7.15%, due 12/1/19	125,000	147,321
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.75%, due 8/15/20	675,000	719,030

		6,246,746

Machinery—Construction & Mining 0.2%
Terex Corp. 6.50%, due 4/1/20	1,050,000	1,086,750

Machinery—Diversified 0.2%
Zebra Technologies Corp. 7.25%, due 10/15/22 (b)	740,000	777,000

Media 1.2%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	690,000	696,900
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	1,275,000	1,313,250
Comcast Corp. 5.70%, due 7/1/19	800,000	918,462
DISH DBS Corp.
5.875%, due 7/15/22	725,000	743,125
7.125%, due 2/1/16	600,000	630,750
iHeartCommunications, Inc. 9.00%, due 3/1/21	1,080,000	1,058,400

	Principal Amount	Value
Media (continued)
NBC Universal Media LLC 5.15%, due 4/30/20	$55,000	$62,414
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	355,000	477,789
Time Warner, Inc. 7.70%, due 5/1/32	115,000	162,476

		6,063,566

Mining 0.8%
Aleris International, Inc. 7.875%, due 11/1/20	850,000	845,750
FMG Resources (August 2006) Pty, Ltd. 8.25%, due 11/1/19 (b)	900,000	819,000
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	650,000	822,355
Vedanta Resources PLC
7.125%, due 5/31/23 (b)	700,000	645,785
8.25%, due 6/7/21 (b)	820,000	811,800

		3,944,690

Miscellaneous—Manufacturing 0.8%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)	1,190,000	1,169,175
Bombardier, Inc. 7.75%, due 3/15/20 (b)	1,400,000	1,519,000
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (b)	1,305,000	1,249,799

		3,937,974

Oil & Gas 2.7%
Berry Petroleum Co. 6.375%, due 9/15/22	640,000	486,400
California Resources Corp. 5.00%, due 1/15/20 (b)	675,000	585,562
Chesapeake Energy Corp. 6.625%, due 8/15/20	1,025,000	1,089,062
CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)	850,000	862,750
ConocoPhillips 6.50%, due 2/1/39	1,000,000	1,328,646
Denbury Resources, Inc. 6.375%, due 8/15/21	1,155,000	1,097,250
ENI S.p.A. 4.15%, due 10/1/20 (b)	800,000	839,889
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	1,115,000	1,126,150
Gazprom OAO Via Gaz Capital S.A. 4.95%, due 7/19/22 (b)	640,000	518,400
Linn Energy LLC / Linn Energy Finance Corp. 8.625%, due 4/15/20	2,075,000	1,805,250
Pacific Rubiales Energy Corp. 5.125%, due 3/28/23 (b)	750,000	590,625

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-249

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Petrobras Global Finance B.V. 4.375%, due 5/20/23	$1,160,000	$997,693
Precision Drilling Corp.
6.50%, due 12/15/21	675,000	572,063
6.625%, due 11/15/20	295,000	265,500
Rosneft Finance S.A. 7.25%, due 2/2/20 (b)	560,000	484,400
Samson Investment Co. 9.75%, due 2/15/20	835,000	346,003
SM Energy Co. 5.00%, due 1/15/24	875,000	756,875
Swift Energy Co. 7.875%, due 3/1/22	825,000	426,938

		14,179,456

Oil & Gas Services 0.3%
Basic Energy Services, Inc. 7.75%, due 2/15/19	1,125,000	866,250
PHI, Inc. 5.25%, due 3/15/19	900,000	765,000

		1,631,250

Packaging & Containers 0.6%
Crown European Holdings S.A. 4.00%, due 7/15/22 (b)	€900,000	1,129,884
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)	$555,000	566,100
Reynolds Group Issuer, Inc.
5.75%, due 10/15/20	850,000	871,250
9.875%, due 8/15/19	455,000	482,300

		3,049,534

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. 7.50%, due 7/15/21 (b)	650,000	702,000

Pipelines 2.6%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	1,225,000	1,243,375
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20	850,000	864,875
Energy Transfer Equity, L.P. 5.875%, due 1/15/24	880,000	893,200
Energy Transfer Partners, L.P.
4.65%, due 6/1/21	650,000	679,469
7.60%, due 2/1/24	290,000	355,003
♦Kinder Morgan, Inc. 7.75%, due 1/15/32	1,250,000	1,537,500

	Principal Amount	Value
Pipelines (continued)
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 5.50%, due 2/15/23	$925,000	$936,562
ONEOK, Inc. 6.00%, due 6/15/35	130,000	126,191
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. 6.50%, due 5/15/21	125,000	126,250
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	1,375,000	1,365,081
Regency Energy Partners, L.P. / Regency Energy Finance Corp.
5.00%, due 10/1/22	125,000	118,125
5.50%, due 4/15/23	350,000	337,750
5.875%, due 3/1/22	405,000	403,988
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	795,000	852,176
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.25%, due 11/15/23	965,000	878,150
5.25%, due 5/1/23	1,735,000	1,674,275
Williams Cos., Inc. (The)
3.70%, due 1/15/23	850,000	763,373
4.55%, due 6/24/24	430,000	399,892

		13,555,235

Retail 1.4%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, due 5/20/20	525,000	540,750
7.00%, due 5/20/22	610,000	631,350
Brinker International, Inc. 2.60%, due 5/15/18	835,000	833,403
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)(e)	48,563	54,240
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	775,000	805,512
QVC, Inc. 4.85%, due 4/1/24	1,125,000	1,145,567
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	1,080,000	1,042,200
Tiffany & Co. 3.80%, due 10/1/24 (b)	2,000,000	2,012,042

		7,065,064

Semiconductors 0.2%
Freescale Semiconductor, Inc.
5.00%, due 5/15/21 (b)	190,000	190,000
6.00%, due 1/15/22 (b)	1,040,000	1,086,800

		1,276,800

M-250	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Software 0.4%
First Data Corp.
7.375%, due 6/15/19 (b)	$1,115,000	$1,173,538
8.875%, due 8/15/20 (b)	710,000	761,475

		1,935,013

Telecommunications 2.3%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	945,000	953,379
Comcel Trust 6.875%, due 2/6/24 (b)	750,000	785,625
CommScope, Inc. 5.00%, due 6/15/21 (b)	985,000	970,225
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	450,000	482,625
7.625%, due 6/15/21	575,000	632,500
Inmarsat Finance PLC 4.875%, due 5/15/22 (b)	1,170,000	1,158,300
Intelsat Luxembourg S.A. 8.125%, due 6/1/23	1,300,000	1,326,000
Sprint Communications, Inc. 6.00%, due 11/15/22	1,100,000	1,012,000
Sprint Corp. 7.25%, due 9/15/21	400,000	396,500
T-Mobile USA, Inc. 6.125%, due 1/15/22	1,600,000	1,624,000
Telecom Italia Capital S.A. 7.721%, due 6/4/38	135,000	150,525
Telefonica Emisiones SAU
4.57%, due 4/27/23	1,139,000	1,219,465
5.462%, due 2/16/21	175,000	195,124
♦Verizon Communications, Inc. 5.15%, due 9/15/23	1,055,000	1,164,966

		12,071,234

Transportation 0.5%
CHC Helicopter S.A. 9.25%, due 10/15/20	1,039,500	1,010,914
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (b)	300,000	304,500
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	1,375,000	1,127,500
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (b)	775,000	395,250

		2,838,164

Total Corporate Bonds (Cost $203,889,822)		203,898,376

	Principal Amount	Value
Foreign Bonds 0.5%
Banks 0.2%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£525,000	$1,083,311

Diversified Financial Services 0.2%
Ageas Hybrid Financing S.A. 5.125%, due 6/29/49 (a)	€750,000	915,697

Packaging & Containers 0.1%
Rexam PLC 6.75%, due 6/29/67 (a)	525,000	635,276

Total Foreign Bonds (Cost $2,486,382)		2,634,284

Loan Assignments 1.7% (f)
Airlines 0.2%
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	$990,000	968,468

Auto Parts & Equipment 0.1%
Allison Transmission, Inc. New Term Loan B3 3.75%, due 8/23/19	588,907	580,704

Commercial Services 0.1%
Allied Security Holdings LLC New 2nd Lien Term Loan 8.00%, due 8/13/21	726,027	712,112

Entertainment 0.2%
Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	1,089,000	1,071,984

Health Care—Products 0.2%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	1,074,600	1,054,675

Household Products & Wares 0.3%
Prestige Brands, Inc. Term Loan B2 4.50%, due 9/3/21	1,640,972	1,635,844

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-251

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Media 0.4%
Clear Channel Communications, Inc. Term Loan D 6.919%, due 1/30/19	$1,136,165	$1,068,705
Virgin Media Bristol LLC USD Term Loan B 3.50%, due 6/7/20	750,000	735,937

		1,804,642

Mining 0.1%
FMG Resources (August 2006) Pty, Ltd. New Term Loan B 3.75%, due 6/30/19	488,813	444,208

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 3.50%, due 8/5/20	597,147	590,927

Total Loan Assignments (Cost $8,996,114)		8,863,564

Mortgage-Backed Securities 0.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.4%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.628%, due 4/10/49 (g)	290,000	310,292
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.40%, due 12/25/36 (a)(b)	128,370	116,351
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-PW10, Class A4 5.405%, due 12/11/40 (a)	106,102	108,918
Series 2007-PW16, Class A4 5.707%, due 6/11/40 (g)	290,000	312,793
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.15%, due 12/10/49 (g)	139,005	152,268
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (b)	480,000	547,892
Morgan Stanley Capital I, Trust Series 2007-IQ15, Class A4 5.908%, due 6/11/49 (g)	193,404	210,289
Timberstar Trust 1 Series 2006-1, Class A 5.668%, due 10/15/36 (b)	160,000	170,332

		1,929,135

	Principal Amount	Value
Residential Mortgages (Collateralized Mortgage Obligations) 0.1%
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	$75,351	$71,362
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.57%, due 2/25/42 (a)(b)(d)(e)	344,005	275,698
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 1.957%, due 11/25/36 (g)	247,924	218,801

		565,861

Total Mortgage-Backed Securities (Cost $2,219,419)		2,494,996

U.S. Government & Federal Agencies 1.0%
Federal National Mortgage Association (Mortgage Pass-Through Security) 0.0%‡
6.00%, due 4/1/37	78,436	86,111

United States Treasury Bonds 0.5%
2.875%, due 5/15/43	1,040,000	1,063,725
4.375%, due 11/15/39	800,000	1,049,000
4.375%, due 5/15/40	150,000	197,191

		2,309,916

United States Treasury Notes 0.5%
0.25%, due 12/15/15	640,000	640,050
2.00%, due 4/30/16	2,005,000	2,047,293

		2,687,343

Total U.S. Government & Federal Agencies (Cost $4,525,799)		5,083,370

Yankee Bonds 0.4% (h)
Banks 0.2%
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24	585,000	595,057
6.125%, due 12/15/22	550,000	598,623

		1,193,680

Insurance 0.2%
Validus Holdings, Ltd. 8.875%, due 1/26/40	740,000	1,034,174

Total Yankee Bonds (Cost $2,135,843)		2,227,854

Total Long-Term Bonds (Cost $229,547,223)		230,243,557

M-252	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks 47.9%
Aerospace & Defense 1.3%
BAE Systems PLC	512,490	$3,741,193
Lockheed Martin Corp.	14,395	2,772,045

		6,513,238

Agriculture 4.7%
♦Altria Group, Inc.	107,850	5,313,769
British American Tobacco PLC	53,000	2,879,695
♦Imperial Tobacco Group PLC	111,670	4,890,381
♦Lorillard, Inc.	75,150	4,729,941
Philip Morris International, Inc.	29,530	2,405,219
Reynolds American, Inc.	68,160	4,380,643

		24,599,648

Auto Manufacturers 0.8%
Daimler A.G. Registered Shares	38,080	3,177,038
Ford Motor Co.	52,500	813,750

		3,990,788

Banks 1.8%
Commonwealth Bank of Australia	24,950	1,732,784
People’s United Financial, Inc.	111,760	1,696,517
Svenska Handelsbanken AB Class A	39,560	1,847,165
Wells Fargo & Co.	39,690	2,175,806
Westpac Banking Corp.	66,720	1,793,682

		9,245,954

Beverages 0.8%
Coca-Cola Co. (The)	33,900	1,431,258
Diageo PLC, Sponsored ADR	10,580	1,207,072
PepsiCo., Inc.	15,920	1,505,395

		4,143,725

Chemicals 2.3%
BASF S.E.	31,090	2,628,153
Dow Chemical Co. (The)	47,230	2,154,160
E.I. du Pont de Nemours & Co.	21,830	1,614,110
Potash Corporation of Saskatchewan, Inc.	93,660	3,308,071
Yara International ASA	51,160	2,287,961

		11,992,455

Commercial Services 0.6%
Automatic Data Processing, Inc.	18,560	1,547,347
R.R. Donnelley & Sons Co.	105,540	1,773,600

		3,320,947

Computers 0.8%
Apple, Inc.	17,545	1,936,617
Seagate Technology PLC	31,300	2,081,450

		4,018,067

Diversified Financial Services 0.0%‡
Aberdeen Asset Management PLC	32,940	220,011

	Shares	Value
Electric 6.3%
Ameren Corp.	94,750	$4,370,817
Dominion Resources, Inc.	19,320	1,485,708
Duke Energy Corp.	53,418	4,462,540
Electricite de France S.A.	119,090	3,270,077
PPL Corp.	112,530	4,088,215
Southern Co. (The)	41,095	2,018,175
♦SSE PLC	179,260	4,500,261
TECO Energy, Inc.	161,720	3,313,643
Terna S.p.A.	774,770	3,509,783
Wisconsin Energy Corp.	33,900	1,787,886

		32,807,105

Engineering & Construction 0.7%
Vinci S.A.	64,640	3,537,145

Entertainment 0.4%
Regal Entertainment Group Class A	90,500	1,933,080

Environmental Controls 0.3%
Waste Management, Inc.	30,740	1,577,577

Finance—Other Services 0.8%
CME Group, Inc.	45,350	4,020,277

Food 1.6%
Compass Group PLC	96,259	1,640,670
Nestle S.A. Registered	19,170	1,405,191
Orkla ASA	250,460	1,706,956
Unilever PLC	42,540	1,728,007
WM Morrison Supermarkets PLC	583,510	1,660,651

		8,141,475

Gas 1.4%
Centrica PLC	650,460	2,799,553
♦National Grid PLC	317,410	4,524,941

		7,324,494

Household Products & Wares 0.5%
Kimberly-Clark Corp.	21,030	2,429,806

Insurance 1.5%
Arthur J. Gallagher & Co.	29,430	1,385,565
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	19,320	3,870,603
SCOR SE	83,950	2,540,559

		7,796,727

Media 1.2%
ION Media Networks, Inc. (d)(e)(i)(j)	8	3,026
Pearson PLC	110,920	2,040,399
Shaw Communications, Inc. Class B	87,230	2,353,814

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-253

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Media (continued)
Wolters Kluwer N.V.	52,000	$1,587,854

		5,985,093

Mining 0.5%
BHP Billiton, Ltd.	50,600	1,200,665
Rio Tinto PLC	33,380	1,537,902

		2,738,567

Oil & Gas 2.4%
ConocoPhillips	31,535	2,177,807
Occidental Petroleum Corp.	23,570	1,899,978
Royal Dutch Shell PLC, Sponsored ADR	50,250	3,364,237
Statoil ASA	76,110	1,333,785
Total S.A.	69,920	3,605,021

		12,380,828

Pharmaceuticals 3.2%
AbbVie, Inc.	34,910	2,284,510
AstraZeneca PLC, Sponsored ADR	20,520	1,444,198
GlaxoSmithKline PLC	172,190	3,684,014
Johnson & Johnson	14,840	1,551,819
Merck & Co., Inc.	32,800	1,862,712
Novartis A.G.	28,140	2,587,965
Roche Holding A.G., (Genusscheine)	6,315	1,711,620
Sanofi	17,760	1,618,574

		16,745,412

Pipelines 1.8%
Enterprise Products Partners, L.P.	55,390	2,000,687
♦Kinder Morgan, Inc.	103,050	4,360,045
MarkWest Energy Partners, L.P.	23,140	1,554,777
Targa Resources Partners, L.P.	27,060	1,295,633

		9,211,142

Real Estate Investment Trusts 2.0%
Corrections Corporation of America	89,220	3,242,255
♦Health Care REIT, Inc.	61,920	4,685,486
Unibail-Rodamco SE	9,467	2,438,313

		10,366,054

Retail 0.3%
McDonald’s Corp.	15,490	1,451,413

Semiconductors 0.6%
KLA-Tencor Corp.	21,695	1,525,593
Microchip Technology, Inc.	38,830	1,751,621

		3,277,214

Software 0.3%
Microsoft Corp.	37,930	1,761,849

Telecommunications 7.4%
AT&T, Inc.	121,390	4,077,490
♦BCE, Inc.	106,380	4,878,573

	Shares	Value
Telecommunications (continued)
CenturyLink, Inc.	95,530	$3,781,078
Deutsche Telekom A.G.	247,740	3,970,845
Philippine Long Distance Telephone Co., Sponsored ADR	22,035	1,394,595
Rogers Communications, Inc. Class B	38,630	1,501,908
Swisscom A.G.	7,645	4,014,397
Telstra Corp., Ltd.	760,230	3,691,832
♦Verizon Communications, Inc.	87,327	4,085,157
Vivendi S.A. (j)	93,668	2,336,563
♦Vodafone Group PLC	1,313,120	4,499,355

		38,231,793

Toys, Games & Hobbies 0.3%
Mattel, Inc.	55,940	1,731,063

Transportation 0.2%
Deutsche Post A.G. Registered	39,490	1,292,059

Water 1.1%
Severn Trent PLC	56,040	1,737,510
United Utilities Group PLC	276,870	3,923,507

		5,661,017

Total Common Stocks (Cost $209,457,119)		248,446,023

	Principal Amount
Short-Term Investment 6.2%
Repurchase Agreement 6.2%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $32,198,265 (Collateralized by Federal National Mortgage Association securities with rates between 2.12% and 2.14% and a maturity date of 11/7/22, with a Principal Amount of $34,135,000 and a Market Value of $32,847,274)	$32,198,265	32,198,265

Total Short-Term Investment (Cost $32,198,265)		32,198,265

Total Investments (Cost $471,299,494) (m)	98.4%	510,887,845
Other Assets, Less Liabilities	1.6	8,173,278
Net Assets	100.0%	$519,061,123

M-254	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Contracts Long	Unrealized Appreciation (Depreciation) (k)
Futures Contracts 0.1%
Standard & Poor’s 500 Index Mini March 2015 (l)	755	$275,839

Total Futures Contracts Long (Notional Amount $77,478,100)		275,839

	Contracts Short
United States Treasury Note March 2015 (02 Year) (l)	(1,028)	263,645

Total Futures Contracts Short (Notional Amount $224,714,375)		263,645

Total Futures Contracts (Notional Amount $147,236,275)		$539,484

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2014.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of December 31, 2014.

(d)	Illiquid security—As of December 31, 2014, the total market value of these securities was $293,724, which represented 0.1% of the Portfolio’s net assets.
(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, the total market value of these securities was $332,964, which represented 0.1% of the Portfolio’s net assets.

(f)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2014.

(g)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2014.

(h)	Yankee Bond—Dollar-denominated bond issued, but not registered, in the United States by a foreign bank or corporation.

(i)	Restricted security.

(j)	Non-income producing security.

(k)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2014.

(l)	As of December 31, 2014, cash in the amount of $3,969,524 was on deposit with brokers for futures transactions.

(m)	As of December 31, 2014, cost was $470,589,416 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$54,401,111
Gross unrealized depreciation	(14,102,682)

Net unrealized appreciation	$40,298,429

As of December 31, 2014, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Pound Sterling vs. U.S. Dollar	2/19/15	JPMorgan Chase Bank	GBP	315,000	USD	492,525	USD	(1,740)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	2/19/15	JPMorgan Chase Bank	EUR	25,043,000	USD	31,132,205	USD	815,521
Pound Sterling vs. U.S. Dollar	2/19/15	JPMorgan Chase Bank	GBP	16,612,000	USD	26,063,979		181,718
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	995,499

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

EUR—Euro

GBP—British Pound Sterling

€—Euro

£—British Pound Sterling

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-255

Portfolio of Investments December 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$3,406,888	$—	$3,406,888
Convertible Bonds	—	1,634,225	—	1,634,225
Corporate Bonds (b)	—	203,844,136	54,240	203,898,376
Foreign Bonds	—	2,634,284	—	2,634,284
Loan Assignments	—	8,863,564	—	8,863,564
Mortgage-Backed Securities (c)	—	2,219,298	275,698	2,494,996
U.S. Government & Federal Agencies	—	5,083,370	—	5,083,370
Yankee Bonds	—	2,227,854	—	2,227,854

Total Long-Term Bonds	—	229,913,619	329,938	230,243,557

Common Stocks
Aerospace & Defense	2,772,045	3,741,193	—	6,513,238
Agriculture	16,829,572	7,770,076	—	24,599,648
Auto Manufacturers	813,750	3,177,038	—	3,990,788
Banks	3,872,323	5,373,631	—	9,245,954
Chemicals	7,076,341	4,916,114	—	11,992,455
Diversified Financial Services	—	220,011	—	220,011
Electric	21,526,984	11,280,121	—	32,807,105
Engineering & Construction	—	3,537,145	—	3,537,145
Food	—	8,141,475	—	8,141,475
Gas	—	7,324,494	—	7,324,494
Insurance	1,385,565	6,411,162	—	7,796,727
Media (d)	2,353,814	3,628,253	3,026	5,985,093
Mining	—	2,738,567	—	2,738,567
Oil & Gas	7,442,022	4,938,806	—	12,380,828
Pharmaceuticals	7,143,239	9,602,173	—	16,745,412
Telecommunications	19,718,801	18,512,992	—	38,231,793
Transportation	—	1,292,059	—	1,292,059
Water	—	5,661,017	—	5,661,017
All Other Industries	49,242,214	—	—	49,242,214

Total Common Stocks	140,176,670	108,266,327	3,026	248,446,023

Short-Term Investment
Repurchase Agreement	—	32,198,265	—	32,198,265

Total Investments in Securities	140,176,670	370,378,211	332,964	510,887,845

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	997,239	—	997,239
Futures Contracts Long (e)	275,839	—	—	275,839
Futures Contracts Short (e)	263,645	—	—	263,645

Total Other Financial Instruments	539,484	997,239	—	1,536,723

Total Investments in Securities and Other Financial Instruments	$140,716,154	$371,375,450	$332,964	$512,424,568

M-256	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(1,740)	$—	$(1,740)

Total Other Financial Instruments	$—	$(1,740)	$—	$(1,740)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $54,240 is held in Retail within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $275,698 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $3,026 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2014, certain foreign equity securities with a market value of $87,590,140 held by the Portfolio at December 31, 2013, transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2014 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$1,029		$—	$—	$(1,029	)(b)	$—	$—		$—	$—	$—	$—
Retail	55,796		(61)	(63)	1,742		—	(3,174	)(c)	—	—	54,240	1,928
Loan Assignments							—
Auto Parts & Equipment	198,422		227	2,535	(3,010)		—	(198,174	)(c)	—	—	—	—
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	289,505		—	—	28,195		—	(42,002	)(c)	—	—	275,698	17,695
Common Stock
Media	—		—	—	3,013		13	—		—	—	3,026	3,013
Warrants
Media	0	(d)	—	—	13		—	(13)		—	—	—	—

Total	$544,752		$166	$2,472	$28,924		$13	$(243,363)		$—	$—	$332,964	$22,636

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) were removed from the books and records on September 25, 2014.

(c)	Sales include principal reductions.

(d)	Less than one dollar.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-257

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $471,299,494)	$510,887,845
Cash collateral on deposit at broker	3,969,524
Cash denominated in foreign currencies (identified cost $116,960)	113,928
Due from custodian	34,525
Receivables:
Dividends and interest	4,323,378
Fund shares sold	405,835
Investment securities sold	170,714
Other assets	5,519
Unrealized appreciation on foreign currency forward contracts	997,239

Total assets	520,908,507

Liabilities
Payables:
Variation margin on futures contracts	965,511
Fund shares redeemed	294,602
Manager (See Note 3)	250,044
Investment securities purchased	206,494
NYLIFE Distributors (See Note 3)	59,680
Shareholder communication	34,405
Professional fees	25,853
Custodian	8,601
Trustees	454
Unrealized depreciation on foreign currency forward contracts	1,740

Total liabilities	1,847,384

Net assets	$519,061,123

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,097
Additional paid-in capital	453,551,513

453,581,610
Undistributed net investment income	4,902,301
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	19,490,124
Net unrealized appreciation (depreciation) on investments and futures contracts	40,127,835
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	959,253

Net assets	$519,061,123

Initial Class
Net assets applicable to outstanding shares	$234,669,906

Shares of beneficial interest outstanding	13,561,542

Net asset value per share outstanding	$17.30

Service Class
Net assets applicable to outstanding shares	$284,391,217

Shares of beneficial interest outstanding	16,535,033

Net asset value per share outstanding	$17.20

M-258	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$11,914,530
Interest	12,100,863

Total income	24,015,393

Expenses
Manager (See Note 3)	2,720,333
Distribution and service—Service Class (See Note 3)	598,954
Professional fees	95,375
Shareholder communication	80,433
Custodian	65,089
Trustees	7,982
Miscellaneous	26,139

Total expenses	3,594,305

Net investment income (loss)	20,421,088

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	9,320,815
Futures transactions	11,664,353
Foreign currency transactions	4,364,161

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	25,349,329

Net change in unrealized appreciation (depreciation) on:
Investments	(9,652,942)
Futures contracts	(2,118,958)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,320,690

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(10,451,210)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	14,898,119

Net increase (decrease) in net assets resulting from operations	$35,319,207

(a)	Dividends recorded net of foreign withholding taxes in the amount of $524,844.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-259

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$20,421,088	$14,851,103
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	25,349,329	28,158,773
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(10,451,210)	19,410,430

Net increase (decrease) in net assets resulting from operations	35,319,207	62,420,306

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(13,643,909)	(9,853,978)
Service Class	(13,300,854)	(7,459,029)

	(26,944,763)	(17,313,007)

From net realized gain on investments:
Initial Class	(9,759,412)	—
Service Class	(10,817,333)	—

	(20,576,745)	—

Total dividends and distributions to shareholders	(47,521,508)	(17,313,007)

Capital share transactions:
Net proceeds from sale of shares	98,771,619	97,225,621
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	47,521,508	17,313,007
Cost of shares redeemed	(46,862,036)	(45,074,768)

Increase (decrease) in net assets derived from capital share transactions	99,431,091	69,463,860

Net increase (decrease) in net assets	87,228,790	114,571,159

Net Assets
Beginning of year	431,832,333	317,261,174

End of year	$519,061,123	$431,832,333

Undistributed net investment income at end of year	$4,902,301	$7,421,683

M-260	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$17.70	$15.63	$14.18	$14.22	$12.78

Net investment income (loss) (a)	0.80	0.69	0.68	0.64	0.64
Net realized and unrealized gain (loss) on investments	0.36	2.22	1.48	(0.13)	1.31
Net realized and unrealized gain (loss) on foreign currency transactions	0.23	(0.08)	(0.04)	0.03	(0.08)

Total from investment operations	1.39	2.83	2.12	0.54	1.87

Less dividends and distributions:
From net investment income	(1.04)	(0.76)	(0.67)	(0.58)	(0.43)
From net realized gain on investments	(0.75)	—	—	—	—

Total dividends and distributions	(1.79)	(0.76)	(0.67)	(0.58)	(0.43)

Net asset value at end of year	$17.30	$17.70	$15.63	$14.18	$14.22

Total investment return	8.10%	18.38%	15.00%	4.12%	14.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.44%	4.05%	4.44%	4.40%	4.85%
Net expenses	0.63%	0.64%	0.64%	0.65%	0.65%
Portfolio turnover rate	13%	22%	34%	31%	61	%(b)
Net assets at end of year (in 000’s)	$234,670	$234,999	$214,268	$209,222	$222,426

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rate not including mortgage dollar rolls was 60% for the year ended December 31, 2010. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2014, 2013, 2012 and 2011, respectively.

	Service Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$17.57	$15.54	$14.12	$14.17	$12.74

Net investment income (loss) (a)	0.74	0.63	0.63	0.60	0.61
Net realized and unrealized gain (loss) on investments	0.38	2.22	1.47	(0.13)	1.30
Net realized and unrealized gain (loss) on foreign currency transactions	0.23	(0.08)	(0.04)	0.03	(0.08)

Total from investment operations	1.35	2.77	2.06	0.50	1.83

Less dividends and distributions:
From net investment income	(0.97)	(0.74)	(0.64)	(0.55)	(0.40)
From net realized gain on investments	(0.75)	—	—	—	—

Total dividends and distributions	(1.72)	(0.74)	(0.64)	(0.55)	(0.40)

Net asset value at end of year	$17.20	$17.57	$15.54	$14.12	$14.17

Total investment return	7.83%	18.08%	14.71%	3.86%	14.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.12%	3.75%	4.17%	4.15%	4.59%
Net expenses	0.88%	0.89%	0.89%	0.90%	0.90%
Portfolio turnover rate	13%	22%	34%	31%	61	%(b)
Net assets at end of year (in 000’s)	$284,391	$196,833	$102,993	$66,764	$58,571

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rate not including mortgage dollar rolls was 60% for the year ended December 31, 2010. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2014, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-261

MainStay VP International Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	–2.62%	3.36%	4.53%	0.95%
Service Class Shares	–2.86	3.10	4.27	1.20

Benchmark Performance	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S.[3]	–3.87%	4.43%	5.13%
MSCI EAFE® Index[3]	–4.90	5.33	4.43
Average Lipper Variable Products International Multi-Cap Growth Portfolio[4]	–3.77	5.92	5.30

1.	Performance figures shown for the ten-year period ended December 31, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.53% for Initial Class shares and 4.27% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products International Multi-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth portfolios typically have above-average characteristics compared to the MSCI EAFE Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

M-262	MainStay VP International Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$916.60	$4.64	$1,020.40	$4.89

Service Class Shares	$1,000.00	$915.50	$5.84	$1,019.10	$6.16

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.96% for Initial Class and 1.21% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-263

Country Composition as of December 31, 2014 (Unaudited)

Germany	19.0%
United Kingdom	18.9
United States	10.8
Ireland	6.4
Sweden	6.2
Spain	5.9
Switzerland	4.7
Israel	4.2
Brazil	3.9
France	3.6
India	3.1

Thailand	2.1%
China	2.0
Japan	2.0
Panama	1.3
Belgium	1.2
Italy	1.1
Mexico	1.1
Indonesia	0.9
United Arab Emirates	0.2
Other Assets, Less Liabilities	1.4

100.0%

See Portfolio of Investments beginning on page M-267 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2014 (excluding short-term investment) (Unaudited)

1.	Perrigo Co. PLC

2.	Fresenius Medical Care A.G. & Co. KGaA

3.	Check Point Software Technologies, Ltd.

4.	Wirecard A.G.

5.	Grifols S.A.
6.	Svenska Handelsbanken AB Class A

7.	United Internet A.G.

8.	SABMiller PLC

9.	Samsonite International S.A.

10.	Whitbread PLC

M-264	MainStay VP International Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Edward Ramos, CFA, Carlos Garcia-Tunon, CFA, and Eve Glatt of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP International Equity Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP International Equity Portfolio returned –2.62% for Initial Class shares and –2.86% for Service Class shares. Over the same period, both share classes outperformed the –3.87% return of the MSCI ACWI® (All Country World Index) Ex U.S.,1 which is the Portfolio’s primary broad-based securities-market Index, and the –4.90% return of the MSCI EAFE® Index,1 which is a secondary benchmark of the Portfolio. Both share classes outperformed the –3.77% return of the average Lipper1 Variable Products International Multi-Cap Growth Portfolio for the 12 months ended December 31, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s relative performance benefited from sector and country allocation as well as stock selection. The positive effects of sector allocation were driven by overweight allocations relative to the MSCI ACWI® Ex U.S. in health care and information technology and an underweight position in energy. The positive effects from country allocation were driven by overweight positions relative to the Index in Israel and Ireland and an underweight position in Russia. Stock selection on a country basis also helped the Portfolio’s relative performance, with notable strength in Ireland, Brazil and Japan. Stock selection on a sector basis was neutral overall. Strengths in health care and information technology were largely offset by weaknesses in industrials and energy.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. were health care, information technology and financials. (Contributions take weightings and total returns into account.) Health care and information technology benefited from favorable allocation effects, while financials suffered from an unfavorable allocation effect. The Portfolio held overweight positions in the health care and information technology sectors, both of which outperformed the MSCI ACWI® Ex U.S. The Portfolio held an underweight position in the financials sector, which outperformed the Index. Each of these sectors made positive contributions to relative performance as a result of stock selection.

The sectors that detracted the most from the Portfolio’s relative performance were industrials, consumer discretionary and utilities. The Portfolio suffered from an overweight position in the industrials sector and underweight positions in the consumer discretionary and utilities sectors. Stock selection in the industrials and consumer discretionary sectors detracted because of various industry- and company-specific factors. The Portfolio did not hold any securities in the utilities sector, so stock selection was not a factor in determining relative performance with respect to the utilities sector.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strongest positive contributions to the Portfolio’s absolute performance were U.K. specialty biopharmaceutical company Shire, Thai bank Kasikornbank and Israeli information technology security software company Check Point Software Technologies. Shire outperformed partly because of takeover-bid speculation, while Kasikornbank benefited from strong strategic execution relative to its competitors against a more challenging domestic macroeconomic backdrop. Check Point Software Technologies outperformed on improved investor sentiment for security providers, particularly following data breaches at several major U.S. consumer companies.

The most significant detractors from the Portfolio’s relative performance were German sportswear and equipment manufacturer Adidas, U.K.-based emerging-market bank Standard Chartered, and U.K. testing and inspection company Intertek. Adidas underperformed because of weak fundamentals in its U.S. business, specifically its golf division. Both Standard Chartered and Intertek underperformed as consensus earnings expectations declined, largely on account of rising company-specific headwinds to growth.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-265

Did the Portfolio make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included Ireland-based health care product provider Perrigo and Swedish design and measurement software developer Hexagon. Notable sales during the reporting period included U.K.-based emerging-market bank Standard Chartered and U.K. oil and gas facilities solutions provider Petrofac.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure to the health care, information technology and consumer discretionary sectors. Over the same period, the Portfolio reduced its exposure to the energy, financials and materials sectors.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the Portfolio held overweight positions relative to the MSCI ACWI® Ex U.S. in the health care, information technology and industrials sectors. As of the same date, the Portfolio held underweight positions in the financials, energy and consumer staples sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-266	MainStay VP International Equity Portfolio

Portfolio of Investments December 31, 2014

	Shares	Value
Common Stocks 97.9%†
Belgium 1.2%
Arseus N.V. (Health Care Providers & Services)	151,510	$6,365,820

Brazil 3.9%
Cielo S.A. (IT Services)	680,580	10,665,138
Qualicorp S.A. (Health Care Providers & Services) (a)	590,000	6,128,870
TOTVS S.A. (Software)	299,420	3,939,664

		20,733,672

China 2.0%
Mindray Medical International, Ltd., ADR (Health Care Equipment & Supplies)	372,968	9,846,355
TravelSky Technology, Ltd. Class H (IT Services)	518,000	556,564

		10,402,919

France 3.6%
Bureau Veritas S.A. (Professional Services)	438,584	9,684,693
Essilor International S.A. (Health Care Equipment & Supplies)	84,532	9,409,820

		19,094,513

Germany 19.0%
Adidas A.G. (Textiles, Apparel & Luxury Goods)	148,570	10,355,062
Brenntag A.G. (Trading Companies & Distributors)	179,790	10,116,668
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	311,931	23,345,183
Linde A.G. (Chemicals)	79,854	14,894,349
♦United Internet A.G. (Internet Software & Services)	433,541	19,660,229
♦Wirecard A.G. (IT Services)	490,915	21,654,281

		100,025,772

India 3.1%
Housing Development Finance Corp. (Thrifts & Mortgage Finance)	573,027	10,224,863
Lupin, Ltd. (Pharmaceuticals)	263,003	5,955,511

		16,180,374

Indonesia 0.9%
Media Nusantara Citra Tbk PT (Media)	23,697,700	4,863,390

	Shares	Value
Ireland 6.4%
ICON PLC (Life Sciences Tools & Services) (a)	276,130	$14,079,869
Paddy Power PLC (Hotels, Restaurants & Leisure)	86,044	7,162,365
Shire PLC (Pharmaceuticals)	177,577	12,564,152

		33,806,386

Israel 4.2%
♦Check Point Software Technologies, Ltd. (Software) (a)	281,364	22,106,769

Italy 1.1%
DiaSorin S.p.A. (Health Care Equipment & Supplies)	147,483	5,947,609

Japan 2.0%
Start Today Co., Ltd. (Internet & Catalog Retail)	69,062	1,440,939
Sysmex Corp. (Health Care Equipment & Supplies)	203,297	9,018,913

		10,459,852

Mexico 1.1%
Genomma Lab Internacional S.A.B. de C.V. Class B (Pharmaceuticals) (a)	2,982,683	5,682,841

Panama 1.3%
Copa Holdings S.A. Class A (Airlines)	65,335	6,771,319

Spain 5.9%
Almirall S.A. (Pharmaceuticals) (a)	268,836	4,443,325
Applus Services S.A. (Professional Services) (a)	463,783	5,100,982
♦Grifols S.A. (Biotechnology)	537,765	21,407,147

		30,951,454

Sweden 6.2%
Hexagon AB Class B (Electronic Equipment, Instruments & Components)	418,099	12,929,640
♦Svenska Handelsbanken AB Class A (Banks)	429,057	20,033,851

		32,963,491

Switzerland 4.7%
DKSH Holding A.G. (Professional Services)	104,289	7,954,464
Syngenta A.G. (Chemicals)	47,766	15,337,685
Tecan Group A.G. (Life Sciences Tools & Services)	11,922	1,354,857

		24,647,006

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-267

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Thailand 2.1%
Kasikornbank PCL (Banks)	1,615,002	$11,221,797

United Arab Emirates 0.2%
Al Noor Hospitals Group PLC (Health Care Providers & Services)	85,794	1,317,525

United Kingdom 18.9%
Abcam PLC (Biotechnology)	559,622	4,052,601
Aggreko PLC (Commercial Services & Supplies)	537,177	12,515,372
ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	674,463	10,385,562
Experian PLC (Professional Services)	850,821	14,351,410
Intertek Group PLC (Professional Services)	305,391	11,070,076
Jardine Lloyd Thompson Group PLC (Insurance)	41,197	571,488
Johnson Matthey PLC (Chemicals)	215,892	11,317,935
♦SABMiller PLC (Beverages)	369,067	19,100,066
♦Whitbread PLC (Hotels, Restaurants & Leisure)	217,596	16,057,926

		99,422,436

United States 10.1%
Accenture PLC Class A (IT Services)	135,011	12,057,832
♦Perrigo Co. PLC (Pharmaceuticals)	148,679	24,853,182
♦Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	5,567,400	16,480,995

		53,392,009

Total Common Stocks (Cost $444,500,879)		516,356,954

	Principal Amount	Value
Short-Term Investment 0.7%
Repurchase Agreement 0.7%
United States 0.7%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $3,834,246 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $4,070,000 and a Market Value of $3,915,259) (Capital Markets)	$3,834,246	$3,834,246

Total Short-Term Investment (Cost $3,834,246)		3,834,246

Total Investments (Cost $448,335,125) (b)	98.6%	520,191,200
Other Assets, Less Liabilities	1.4	7,173,525
Net Assets	100.0%	$527,364,725

(a)	Non-income producing security.

(b)	As of December 31, 2014, cost was $451,076,021 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$91,148,614
Gross unrealized depreciation	(22,033,435)

Net unrealized appreciation	$69,115,179

The following abbreviation is used in the above portfolio:

ADR	—American Depositary Receipt

M-268	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Belgium	$—	$6,365,820	$—	$6,365,820
Brazil	—	20,733,672	—	20,733,672
China	9,846,355	556,564	—	10,402,919
France	—	19,094,513	—	19,094,513
Germany	—	100,025,772	—	100,025,772
India	—	16,180,374	—	16,180,374
Indonesia	—	4,863,390	—	4,863,390
Ireland	14,079,869	19,726,517	—	33,806,386
Italy	—	5,947,609	—	5,947,609
Japan	—	10,459,852	—	10,459,852
Spain	—	30,951,454	—	30,951,454
Sweden	—	32,963,491	—	32,963,491
Switzerland	—	24,647,006	—	24,647,006
Thailand	—	11,221,797	—	11,221,797
United Arab Emirates	—	1,317,525	—	1,317,525
United Kingdom	—	99,422,436	—	99,422,436
United States	36,911,014	16,480,995	—	53,392,009
All Other Countries	34,560,929	—	—	34,560,929

Total Common Stocks	95,398,167	420,958,787	—	516,356,954

Short-Term Investment
Repurchase Agreement	—	3,834,246	—	3,834,246

Total Investments in Securities	$95,398,167	$424,793,033	$—	$520,191,200

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2014, certain foreign equity securities with a market value of $331,357,296 held by the Portfolio at December 31, 2013, transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

Industry Diversification (Unaudited)

	Value	Percent†
Airlines	$6,771,319	1.3%
Banks	31,255,648	5.9
Beverages	19,100,066	3.6
Biotechnology	25,459,748	4.8
Capital Markets	3,834,246	0.7
Chemicals	41,549,969	7.9
Commercial Services & Supplies	12,515,372	2.4
Electronic Equipment, Instruments & Components	12,929,640	2.5
Health Care Equipment & Supplies	34,222,697	6.5
Health Care Providers & Services	37,157,398	7.1
Hotels, Restaurants & Leisure	23,220,291	4.4
Insurance	571,488	0.1
Internet & Catalog Retail	1,440,939	0.3
Internet Software & Services	19,660,229	3.7

	Value	Percent†
IT Services	$44,933,815	8.5%
Life Sciences Tools & Services	15,434,726	2.9
Media	4,863,390	0.9
Pharmaceuticals	53,499,011	10.2
Professional Services	48,161,625	9.1
Semiconductors & Semiconductor Equipment	10,385,562	2.0
Software	26,046,433	4.9
Textiles, Apparel & Luxury Goods	26,836,057	5.1
Thrifts & Mortgage Finance	10,224,863	1.9
Trading Companies & Distributors	10,116,668	1.9

	520,191,200	98.6
Other Assets, Less Liabilities	7,173,525	1.4

Net Assets	$527,364,725	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-269

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $448,335,125)	$520,191,200
Cash denominated in foreign currencies (identified cost $10,027,229)	9,975,416
Due from custodian	15,114
Receivables:
Dividends	425,403
Investment securities sold	264,184
Fund shares sold	28,433
Other assets	8,232

Total assets	530,907,982

Liabilities
Payables:
Investment securities purchased	1,944,631
Foreign capital gains tax (See Note 2(D))	923,221
Manager (See Note 3)	402,086
Fund shares redeemed	135,737
NYLIFE Distributors (See Note 3)	65,906
Shareholder communication	36,568
Professional fees	24,045
Custodian	10,571
Trustees	492

Total liabilities	3,543,257

Net assets	$527,364,725

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,680
Additional paid-in capital	555,274,340

555,314,020
Undistributed net investment income	2,161,902
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(100,947,891)
Net unrealized appreciation (depreciation) on investments (b)	70,932,854
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(96,160)

Net assets	$527,364,725

Initial Class
Net assets applicable to outstanding shares	$217,936,229

Shares of beneficial interest outstanding	16,315,650

Net asset value per share outstanding	$13.36

Service Class
Net assets applicable to outstanding shares	$309,428,496

Shares of beneficial interest outstanding	23,364,778

Net asset value per share outstanding	$13.24

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $923,221.

M-270	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$9,959,684

Expenses
Manager (See Note 3)	4,903,181
Distribution and service—Service Class (See Note 3)	805,284
Custodian	129,143
Professional fees	95,121
Shareholder communication	92,995
Trustees	9,360
Miscellaneous	20,461

Total expenses	6,055,545

Net investment income (loss)	3,904,139

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	11,771,301
Foreign currency transactions	(1,789,159)

Net realized gain (loss) on investments and foreign currency transactions	9,982,142

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(30,091,438)
Translation of other assets and liabilities in foreign currencies	(69,652)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(30,161,090)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(20,178,948)

Net increase (decrease) in net assets resulting from operations	$(16,274,809)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $770,873.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $281,271.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of change in foreign capital gains tax in the amount of $779,503.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-271

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,904,139	$3,086,151
Net realized gain (loss) on investments and foreign currency transactions	9,982,142	23,461,568
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(30,161,090)	41,087,951

Net increase (decrease) in net assets resulting from operations	(16,274,809)	67,635,670

Dividends to shareholders:
From net investment income:
Initial Class	(1,608,637)	(2,225,969)
Service Class	(1,447,483)	(2,804,014)

Total dividends to shareholders	(3,056,120)	(5,029,983)

Capital share transactions:
Net proceeds from sale of shares	105,116,955	66,909,262
Net asset value of shares issued to shareholders in reinvestment of dividends	3,056,120	5,029,983
Cost of shares redeemed	(86,495,418)	(65,502,350)

Increase (decrease) in net assets derived from capital share transactions	21,677,657	6,436,895

Net increase (decrease) in net assets	2,346,728	69,042,582

Net Assets
Beginning of year	525,017,997	455,975,415

End of year	$527,364,725	$525,017,997

Undistributed net investment income at end of year	$2,161,902	$3,049,487

M-272	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.81	$12.14	$10.34	$12.82	$12.63

Net investment income (loss)	0.12 (a)	0.10 (a)	0.13 (a)	0.29 (a)	0.29	(b)
Net realized and unrealized gain (loss) on investments	(0.44)	1.72	1.86	(2.35)	0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.00)‡	0.02	(0.02)	0.01

Total from investment operations	(0.36)	1.82	2.01	(2.08)	0.60

Less dividends:
From net investment income	(0.09)	(0.15)	(0.21)	(0.40)	(0.41)

Net asset value at end of year	$13.36	$13.81	$12.14	$10.34	$12.82

Total investment return	(2.62%)	15.11%	19.48%	(16.04%)	4.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85%	0.78%	1.14%	2.40%	2.34	%(b)
Net expenses	0.95%	0.95%	0.95%	0.95%	0.98%
Portfolio turnover rate	38%	34%	42%	101%	42%
Net assets at end of year (in 000’s)	$217,936	$208,807	$180,124	$147,740	$265,519

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.

	Service Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.70	$12.04	$10.26	$12.72	$12.54

Net investment income (loss)	0.08 (a)	0.07 (a)	0.10 (a)	0.26 (a)	0.23	(b)
Net realized and unrealized gain (loss) on investments	(0.44)	1.71	1.84	(2.33)	0.32
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.00)‡	0.02	(0.02)	0.01

Total from investment operations	(0.40)	1.78	1.96	(2.09)	0.56

Less dividends:
From net investment income	(0.06)	(0.12)	(0.18)	(0.37)	(0.38)

Net asset value at end of year	$13.24	$13.70	$12.04	$10.26	$12.72

Total investment return	(2.86%)	14.82%	19.18%	(16.25%)	4.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.55%	0.88%	2.17%	2.10	%(b)
Net expenses	1.20%	1.20%	1.20%	1.20%	1.23%
Portfolio turnover rate	38%	34%	42%	101%	42%
Net assets at end of year (in 000’s)	$309,428	$316,211	$275,852	$255,937	$298,008

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-273

MainStay VP Janus Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	8.68%	11.80%	0.59%
Service Class Shares	8.41	11.53	0.84

Benchmark Performance	One Year	Since Inception (2/17/12)
S&P 500® Index[3]	13.69%	18.01%
Barclays U.S. Aggregate Bond Index[3]	5.97	2.61
Barclays U.S. Government/Credit Bond Index[3]	6.01	2.72
Janus Balanced Composite Index[3]	10.23	10.95
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	5.76	9.02

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-274	MainStay VP Janus Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2014, to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,034.20	$3.03	$1,022.20	$3.01

Service Class Shares	$1,000.00	$1,032.90	$4.30	$1,021.00	$4.28

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.59% for Initial Class and 0.84% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-275

Portfolio Composition as of December 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-280 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2014 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.50%–2.75%, due 11/30/16–11/15/24

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–7.00%, due 1/1/25–8/1/44

3.	General Motors Co.

4.	MasterCard, Inc. Class A

5.	E.I. du Pont de Nemours & Co.
6.	Blackstone Group L.P. (The)

7.	Union Pacific Corp.

8.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–6.00%, due 1/15/32–2/20/43

9.	LyondellBasell Industries, N.V. Class A

10.	Boeing Co. (The)

M-276	MainStay VP Janus Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers E. Marc Pinto, CFA, and R. Gibson Smith of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Balanced Portfolio perform relative to its benchmarks and peers for the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Janus Balanced Portfolio returned 8.68% for Initial Class shares and 8.41% for Service Class shares. Over the same period, both share classes underperformed the 13.69% return of the S&P 500® Index,1 which is the Portfolio’s primary broad-based securities-market index. Both share classes outperformed the 5.97% return of the Barclays U.S. Aggregate Bond Index1 and the 6.01% return of the Barclays U.S. Government/Credit Bond Index1 and underperformed the 10.23% return of the Janus Balanced Composite Index1 for the 12 months ended December 31, 2014. The Barclays U.S. Aggregate Bond Index is the Portfolio’s secondary benchmark. The Barclays U.S. Government/Credit Bond Index and the Janus Balanced Composite Index are additional benchmarks of the Portfolio. For the 12 months ended December 31, 2014, both share classes outperformed the 5.76% return of the average Lipper1 Variable Products Mixed-Asset Target Allocation Moderate Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio underperformed the S&P 500® Index largely because of differences in the makeup of the Portfolio and its primary benchmark. The Portfolio has a substantial allocation to fixed-income securities, unlike the S&P 500 Index, which consists primarily of large-capitalization stocks. The average equity allocation during the reporting period was aligned with the 55% allocation of the Janus Balanced Composite Index. Since the equity portion of the Portfolio substantially outperformed the fixed-income portion, a greater allocation to equities would have helped performance relative to the S&P 500® Index.

In the fixed-income portion of the Portfolio, our focus on capital preservation and risk-adjusted returns led us to maintain a shorter duration2 than the Barclays U.S. Aggregate Bond Index through much of the year. This positioning was intended to protect the Portfolio from downside risk. The rally in securities at the long end of the yield curve3 (with the biggest gains in the longest maturities) hurt the Portfolio’s relative performance. Moreover, an overweight position in energy bonds detracted from the relative performance of the Portfolio’s allocation to corporate credit because of a sharp decline in crude oil prices during the reporting period.

Which sectors in the equity portion of the Portfolio were the strongest positive contributors to the Portfolio’s relative performance, and which sectors in the equity portion of the Portfolio were particularly weak?

In the equity portion of the Portfolio, the health care, energy and industrials sectors made the strongest positive contributions to relative performance. (Contributions take weightings and total returns into account.) Health care was particularly strong, and its relative contribution was driven mostly by stock selection but also by its group weighting. Energy was strong on a relative basis partly because of an underweight position relative to the S&P 500® Index and partly because of stock selection.

In the equity portion of the Portfolio, the most substantial detractors from performance relative to the S&P 500® Index were consumer discretionary, consumer staples and financials. Consumer discretionary had negative absolute returns, and relative performance in the sector suffered mostly from unfavorable stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

The stocks that made the strongest contributions to the Portfolio’s absolute performance were railroad company Union Pacific, mobile device and computer company Apple, and Ireland-based specialty pharmaceutical company Shire Pharmaceuticals. We believe that Union Pacific has a strong competitive position that may lead to sustainable and consistent pricing

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-277

power. Steady volume growth and ongoing operating improvements also added to the stock’s performance. Apple continued to benefit from incremental sales opportunities and increased penetration in new geographies, mobile service providers and product categories during the reporting period. We believe that the company has strong opportunities to attract new and potentially long-term subscribers to the Apple platform. Shire Pharmaceuticals had received an acquisition bid from AbbVie, a U.S.-based drug maker, and the bid drove up Shire’s stock price.

The greatest detractors from the Portfolio’s absolute performance included casino operator Las Vegas Sands, toy maker Mattel and media company CBS. Las Vegas Sands was hurt by softness in the company’s VIP business, but we believe that the company’s mass market business remained solid as of the end of the reporting period. We believe that the company may continue to expand its already large market share in Macau, and we believe that its presence in other parts of Asia may provide opportunities. Mattel suffered from an inventory overhang that hurt profits. We continue to believe that Mattel’s profitability will improve as the company executes on its efficiency programs and refines its business mix. CBS stock weakened during the reporting period amid concerns about advertising revenue, though we believe that the company’s advertising issues may have bottomed.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we established new positions in Internet search company Google, airline United Continental and auto company General Motors. Over the same period, we exited the Portfolio’s positions in drug makers Shire Pharmaceuticals and Allergan and diversified telecommunication services company CenturyLink. Each of these stocks had been positive contributors to the Portfolio’s performance.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

In the equity portion of the Portfolio, we increased allocations to the industrials and information technology sectors during the reporting period. Over the same period, the equity portion of the Portfolio decreased its allocations to the consumer staples and materials sectors.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the largest weighting in the equity portion of the Portfolio was in the health care sector, which was overweight relative to the S&P 500® Index, followed by overweight positions in the consumer discretionary and materials sectors. As of the same date, the equity portion of the Portfolio held underweight positions relative to the S&P 500® Index in the energy, financials and information technology sectors.

What was the duration strategy for the fixed-income portion of the Portfolio during the reporting period?

The duration of the fixed-income portion of the Portfolio ended the reporting period largely in line with the duration of the Barclays U.S. Aggregate Bond Index. Initially the duration was shorter than that of this benchmark as a protective measure against a potential rise in interest rates. However, in response to market conditions, the fixed-income portion of the Portfolio lengthened duration to be more in line with the Barclay’s U.S. Aggregate Bond Index, with the flexibility to increase or decrease duration from that central point. Our early approach and later approach to duration in 2014 reflected the use of duration as insurance against risk rather than as a way to generate excess returns. At year-end, the duration of the fixed-income portion of the Portfolio was 5.62 years.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

The Federal Reserve has begun to exit its loose monetary policy as seen by the termination of its quantitative easing program. Based on U.S. economic data, such as job growth and inflation, we believed there was a potentially greater risk that interest rates would rise during the reporting period. As a protective measure, the fixed-income portion of the Portfolio responded by maintaining a shorter-than-benchmark duration. Unfortunately, interest rates at the long end of the yield curve declined significantly as an unexpectedly harsh winter hurt U.S. economic growth. As the year progressed, a slowdown in global economic growth and disinflationary forces, such as the decline in crude oil prices, decreased the risk of higher rates. In the fourth quarter of 2014, we sought to reduce risk in the fixed-income portion of the

M-278	MainStay VP Janus Balanced Portfolio

Portfolio by reducing our exposure to corporate credit and increasing exposure to U.S. Treasury securities to the levels held in the third quarter. We also brought the overall duration of the fixed-income portion of the Portfolio more in line with the duration of the Barclays U.S. Aggregate Bond Index.

During the reporting period, which fixed-income market segments made the strongest positive contributions to the Portfolio’s relative performance and which market segments were particularly weak?

While our allocation to preferred stock was small, it was the largest contributor on a relative basis within the fixed-income portion of the Portfolio during the reporting period. These positions were primarily preferred shares issued by banks.

Within corporate credit, we had leading contributors as well. The fixed-income portion of the Portfolio was overweight relative to the Barclay’s U.S. Aggregate Bond Index in the banking sector, which was the most substantial relative contributor in corporate credit. Holdings in Royal Bank of Scotland and Wells Fargo helped drive banking-sector returns. The automotive sector, which was also overweight in the fixed-income portion of the Portfolio, was a leading contributor partly because of our out-of-index exposure to General Motors.

Our spread carry, or the excess yield generated by securities over those in the benchmark, was also a relative contributor, helped by our out-of-index exposure to high-yield bonds.

U.S. Treasury securities were a leading detractor on a relative basis, largely because of our yield-curve positioning. Our short-duration positioning to protect against the potential for rising interest rates proved unproductive when intermediate- and long-term U.S. Treasury rates declined significantly, with prices of bonds with the longest maturities rallying the most.

Corporate credit also detracted on a relative basis as a result of our yield-curve positioning. Because we thought the potential for rates rising created more downside risk in long-end credit, we had greater exposure in short-duration credit. Unfortunately, long-end credit rallied during the year. Our energy exposure within corporate credit also detracted from relative performance as crude oil prices declined sharply in the fourth quarter of 2014.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

The fixed-income portion of the Portfolio bought bonds of electronics company Avago Technologies and banking company Royal Bank of Scotland during the reporting period and sold bonds of communications company Verizon and automaker Ford Motor.

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

Over the entire year, the fixed-income portion of the Portfolio slightly reduced its allocation to U.S. Treasury securities. However, the allocation to U.S. Treasury securities varied substantially over the course of the year. We also decreased corporate credit exposure in the fixed-income portion of the Portfolio. The allocation to commercial mortgage-backed securities increased during the reporting period.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

Given our constant focus on capital preservation and risk-adjusted returns, the fixed-income portion of the Portfolio assumed a more defensive posture in light of increased market volatility. We lengthened duration to almost in line with the benchmark, with the flexibility to adjust upward or downward depending on market conditions. While the fixed-income portion of the Portfolio remains overweight credit relative to the Barclays U.S. Aggregate Bond Index, we have reduced the credit weighting in an effort to manage risk.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-279

Portfolio of Investments December 31, 2014

	Principal Amount	Value
Long-Term Bonds 39.5%† Asset-Backed Securities 0.7%
Automobile 0.2%
AmeriCredit Automobile Receivables Trust Series 2012-4, Class D 2.68%, due 10/9/18	$984,000	$991,884
Series 2013-4, Class D 3.31%, due 10/8/19	317,000	322,169
Santander Drive Auto Receivables Trust
Series 2012-6, Class D 2.52%, due 9/17/18	375,000	376,762
Series 2012-5, Class D 3.30%, due 9/17/18	395,000	406,824

		2,097,639

Other ABS 0.5%
Applebee’s/IHOP Funding LLC Series 2014-1, Class A2 4.277%, due 9/5/44 (a)	3,092,000	3,102,120
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 4.474%, due 3/20/43 (a)	1,538,525	1,560,156
Domino’s Pizza Master Issuer LLC Series 2012-1A, Class A2 5.216%, due 1/25/42 (a)	879,288	921,804

		5,584,080

Total Asset-Backed Securities (Cost $7,665,526)		7,681,719

Corporate Bonds 17.0%
Aerospace & Defense 0.2%
Exelis, Inc. 4.25%, due 10/1/16	868,000	897,694
5.55%, due 10/1/21	393,000	424,141
KLX, Inc. 5.875%, due 12/1/22 (a)	654,000	660,540

		1,982,375

Airlines 0.1%
Southwest Airlines Co. 5.125%, due 3/1/17	776,000	831,274

Auto Manufacturers 0.8%
♦ General Motors Co. 3.50%, due 10/2/18	1,877,000	1,914,540
4.875%, due 10/2/23	4,310,000	4,611,700
5.20%, due 4/1/45	804,000	848,220
6.25%, due 10/2/43	1,005,000	1,200,573

		8,575,033

	Principal Amount	Value
Auto Parts & Equipment 0.1%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (a)	$261,000	$270,376
Schaeffler Finance B.V. 4.25%, due 5/15/21 (a)	802,000	781,950

		1,052,326

Banks 2.0%
Bank of America Corp. 8.00%, due 7/29/49 (b)	1,097,000	1,177,904
CIT Group, Inc. 3.875%, due 2/19/19	663,000	661,342
4.25%, due 8/15/17	2,529,000	2,579,580
5.50%, due 2/15/19 (a)	1,753,000	1,849,415
6.625%, due 4/1/18 (a)	100,000	108,500
Citigroup, Inc. 5.80%, due 11/29/49 (b)	1,699,000	1,699,000
5.90%, due 12/29/49 (b)	1,120,000	1,092,000
Credit Suisse 3.625%, due 9/9/24	700,000	712,067
Goldman Sachs Group, Inc. (The) 5.625%, due 1/15/17	443,000	475,160
5.70%, due 12/29/49 (b)	255,000	257,933
HBOS PLC 6.75%, due 5/21/18 (a)	590,000	657,553
Intesa Sanpaolo S.p.A. 5.017%, due 6/26/24 (a)	1,038,000	1,007,395
Morgan Stanley 1.875%, due 1/5/18	1,667,000	1,660,899
5.00%, due 11/24/25	689,000	735,242
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	284,000	286,843
6.00%, due 12/19/23	1,990,000	2,153,972
Santander UK PLC 5.00%, due 11/7/23 (a)	1,003,000	1,059,365
SVB Financial Group 5.375%, due 9/15/20	1,100,000	1,236,908
Zions BanCorp. 5.80%, due 12/29/49 (b)	1,794,000	1,693,536

		21,104,614

Building Materials 0.2%
Hanson, Ltd. 6.125%, due 8/15/16	1,003,000	1,063,180
Martin Marietta Materials, Inc. 4.25%, due 7/2/24	569,000	583,284
Owens Corning 4.20%, due 12/1/24	407,000	401,655

		2,048,119

Chemicals 0.3%
Albemarle Corp. 4.15%, due 12/1/24	1,391,000	1,413,264
5.45%, due 12/1/44	1,144,000	1,230,999

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2014, excluding short-term investment. May be subject to change daily.

M-280	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
Ashland, Inc. 6.875%, due 5/15/43	$828,000	$881,820

		3,526,083

Commercial Services 0.6%
UBM PLC 5.75%, due 11/3/20 (a)	1,157,000	1,262,127
Verisk Analytics, Inc. 4.125%, due 9/12/22	1,171,000	1,206,828
4.875%, due 1/15/19	696,000	747,178
5.80%, due 5/1/21	2,540,000	2,861,772

		6,077,905

Computers 0.6%
Cadence Design Systems, Inc. 4.375%, due 10/15/24	1,818,000	1,847,168
Seagate HDD Cayman 4.75%, due 6/1/23	386,000	400,918
4.75%, due 1/1/25 (a)	3,712,000	3,823,973
5.75%, due 12/1/34 (a)	213,000	224,637

		6,296,696

Diversified Financial Services 0.6%
Carlyle Holdings Finance LLC 3.875%, due 2/1/23 (a)	688,000	704,827
GE Capital Trust I 6.375%, due 11/15/67 (b)	478,000	514,831
General Electric Capital Corp. 6.25%, due 12/29/49 (b)	1,700,000	1,850,875
6.375%, due 11/15/67 (b)	508,000	544,830
7.125%, due 12/29/49 (b)	700,000	814,625
Goldman Sachs Capital I 6.345%, due 2/15/34	1,862,000	2,215,045

		6,645,033

Electric 0.2%
PPL WEM Holdings PLC 3.90%, due 5/1/16 (a)	735,000	756,685
5.375%, due 5/1/21 (a)	914,000	1,027,225

		1,783,910

Electronics 0.3%
FLIR Systems, Inc. 3.75%, due 9/1/16	1,109,000	1,149,523
Thermo Fisher Scientific, Inc. 3.30%, due 2/15/22	523,000	523,864
Trimble Navigation, Ltd. 4.75%, due 12/1/24	1,941,000	1,988,739

		3,662,126

Engineering & Construction 0.1%
SBA Tower Trust 2.933%, due 12/15/42 (a)	647,000	655,266

	Principal Amount	Value
Finance—Auto Loans 0.2%
Ally Financial, Inc. 7.50%, due 9/15/20	$526,000	$616,735
8.00%, due 3/15/20	531,000	626,580
General Motors Financial Co., Inc. 3.25%, due 5/15/18	493,000	493,616
4.25%, due 5/15/23	196,000	199,899

		1,936,830

Finance—Consumer Loans 0.3%
Synchrony Financial 3.00%, due 8/15/19	1,206,000	1,219,197
4.25%, due 8/15/24	1,666,000	1,709,531

		2,928,728

Finance—Credit Card 0.2%
American Express Co. 5.20%, due 5/29/49 (b)	382,000	387,956
6.80%, due 9/1/66 (b)	1,192,000	1,248,620
Discover Financial Services 3.95%, due 11/6/24	984,000	989,159

		2,625,735

Finance—Investment Banker/Broker 1.2%
Charles Schwab Corp. (The) 7.00%, due 8/29/49 (b)	988,000	1,141,762
E*TRADE Financial Corp. 5.375%, due 11/15/22	699,000	714,728
6.375%, due 11/15/19	1,307,000	1,385,420
Lazard Group LLC 4.25%, due 11/14/20	1,290,000	1,359,595
6.85%, due 6/15/17	292,000	325,054
Raymond James Financial, Inc. 4.25%, due 4/15/16	1,440,000	1,493,001
5.625%, due 4/1/24	2,911,000	3,315,577
Stifel Financial Corp. 4.25%, due 7/18/24	787,000	791,664
TD Ameritrade Holding Corp. 3.625%, due 4/1/25	1,995,000	2,021,958

		12,548,759

Finance—Leasing Companies 0.2%
LeasePlan Corp. N.V. 2.50%, due 5/16/18 (a)	2,385,000	2,386,023

Food 0.6%
Safeway, Inc. 4.75%, due 12/1/21	757,000	766,459
Smithfield Foods, Inc. 5.25%, due 8/1/18 (a)	299,000	304,233
Tyson Foods, Inc. 6.60%, due 4/1/16	849,000	905,037

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-281

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
WM Wrigley Jr Co. 2.40%, due 10/21/18 (a)	$1,930,000	$1,943,589
3.375%, due 10/21/20 (a)	1,929,000	1,971,683

		5,891,001

Forest Products & Paper 0.3%
Georgia-Pacific LLC 3.163%, due 11/15/21 (a)	1,690,000	1,700,100
3.60%, due 3/1/25 (a)	1,584,000	1,590,762

		3,290,862

Gas 0.1%
NGL Energy Partners, L.P. / NGL Energy Finance Corp. 5.125%, due 7/15/19 (a)	1,130,000	1,084,800

Health Care—Products 0.2%
Becton, Dickinson and Co. 1.80%, due 12/15/17	945,000	948,485
Life Technologies Corp. 5.00%, due 1/15/21	281,000	310,560
6.00%, due 3/1/20	1,156,000	1,320,690

		2,579,735

Health Care—Services 0.2%
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (a)	1,503,000	1,630,755
HCA, Inc. 3.75%, due 3/15/19	599,000	599,749

		2,230,504

Home Builders 0.3%
D.R. Horton, Inc. 3.75%, due 3/1/19	828,000	819,720
4.75%, due 5/15/17	449,000	469,205
MDC Holdings, Inc. 5.50%, due 1/15/24	959,000	927,833
Toll Brothers Finance Corp. 4.00%, due 12/31/18	367,000	368,835
4.375%, due 4/15/23	188,000	184,240
5.875%, due 2/15/22	306,000	326,655

		3,096,488

Insurance 0.3%
Primerica, Inc. 4.75%, due 7/15/22	2,018,000	2,201,184
Voya Financial, Inc. 5.65%, due 5/15/53 (b)	808,000	799,920

		3,001,104

	Principal Amount	Value
Investment Management/Advisory Services 0.4%
Ameriprise Financial, Inc. 7.518%, due 6/1/66 (b)	$1,538,000	$1,645,660
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.625%, due 3/15/20 (a)	1,655,000	1,729,475
5.875%, due 3/15/22 (a)	999,000	1,051,447

		4,426,582

Iron & Steel 0.1%
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	924,000	905,572

Lodging 0.1%
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.25%, due 5/30/23 (a)	588,000	558,600

Machinery—Diversified 0.1%
CNH Capital LLC 3.625%, due 4/15/18	682,000	671,770

Media 0.0%‡
Nielsen Finance LLC / Nielsen Finance Co. 5.00%, due 4/15/22 (a)	489,000	491,445

Oil & Gas 1.7%
California Resources Corp. 5.50%, due 9/15/21 (a)	1,761,000	1,505,655
6.00%, due 11/15/24 (a)	1,421,000	1,200,745
Chesapeake Energy Corp. 4.875%, due 4/15/22	1,990,000	1,935,275
5.375%, due 6/15/21	1,603,000	1,601,998
Chevron Corp. 1.345%, due 11/15/17	2,030,000	2,031,644
Cimarex Energy Co. 4.375%, due 6/1/24	1,594,000	1,522,270
5.875%, due 5/1/22	1,778,000	1,849,120
Continental Resources, Inc. 5.00%, due 9/15/22	1,148,000	1,110,690
Devon Energy Corp. 2.25%, due 12/15/18	935,000	931,630
Ensco PLC 4.50%, due 10/1/24	408,000	396,567
Motiva Enterprises LLC 5.75%, due 1/15/20 (a)	804,000	897,094
Nabors Industries, Inc. 5.00%, due 9/15/20	1,480,000	1,453,612
Whiting Petroleum Corp. 5.00%, due 3/15/19	1,627,000	1,521,245

		17,957,545

M-282	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas Services 0.2%
Oceaneering International, Inc. 4.65%, due 11/15/24	$2,098,000	$2,054,263

Pharmaceuticals 0.2%
Actavis Funding SCS 3.85%, due 6/15/24	290,000	291,482
4.85%, due 6/15/44	258,000	261,802
Omnicare, Inc. 4.75%, due 12/1/22	442,000	447,525
5.00%, due 12/1/24	592,000	606,800

		1,607,609

Pipelines 1.3%
DCP Midstream Operating, L.P. 3.875%, due 3/15/23	725,000	693,779
4.95%, due 4/1/22	1,642,000	1,742,883
5.60%, due 4/1/44	692,000	707,482
El Paso Pipeline Partners Operating Co. LLC 4.30%, due 5/1/24	540,000	541,046
5.00%, due 10/1/21	519,000	545,848
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	592,000	606,907
EnLink Midstream Partners, L.P. 4.40%, due 4/1/24	788,000	798,276
5.60%, due 4/1/44	651,000	680,033
Kinder Morgan, Inc. 6.50%, due 9/15/20	58,000	65,626
7.75%, due 1/15/32	599,000	736,770
Plains All American Pipeline, L.P. / PAA Finance Corp. 3.95%, due 9/15/15	1,200,000	1,224,542
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,370,000	1,468,530
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.125%, due 11/15/19 (a)	1,820,000	1,751,750
Western Gas Partners, L.P. 5.375%, due 6/1/21	1,835,000	2,013,248

		13,576,720

Real Estate 0.3%
Jones Lang Lasalle, Inc. 4.40%, due 11/15/22	1,346,000	1,396,902
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	1,287,000	1,290,217
Post Apartment Homes, L.P. 4.75%, due 10/15/17	704,000	756,959

		3,444,078

	Principal Amount	Value
Real Estate Investment Trusts 0.9%
Alexandria Real Estate Equities, Inc. 2.75%, due 1/15/20	$846,000	$837,911
4.50%, due 7/30/29	833,000	853,020
4.60%, due 4/1/22	1,640,000	1,744,404
Goodman Funding Pty, Ltd. 6.375%, due 11/12/20 (a)	750,000	863,775
Reckson Operating Partnership, L.P. 6.00%, due 3/31/16	395,000	416,382
Retail Opportunity Investments Partnership, L.P. 4.00%, due 12/15/24	409,000	409,849
5.00%, due 12/15/23	235,000	254,738
Senior Housing Properties Trust 6.75%, due 4/15/20	346,000	390,977
6.75%, due 12/15/21	381,000	439,884
SL Green Realty Corp. 5.00%, due 8/15/18	840,000	900,965
7.75%, due 3/15/20	1,622,000	1,937,672

		9,049,577

Retail 0.2%
Brinker International, Inc. 3.875%, due 5/15/23	1,844,000	1,838,864
Macy’s Retail Holdings, Inc. 5.90%, due 12/1/16	555,000	602,188

		2,441,052

Semiconductors 0.4%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (a)	630,000	631,909
TSMC Global, Ltd. 1.625%, due 4/3/18 (a)	3,165,000	3,106,511

		3,738,420

Software 0.3%
Autodesk, Inc. 3.60%, due 12/15/22	739,000	730,742
Fidelity National Information Services, Inc. 3.875%, due 6/5/24	571,000	576,768
5.00%, due 3/15/22	237,000	251,351
Fiserv, Inc. 3.125%, due 10/1/15	716,000	728,332
MSCI, Inc. 5.25%, due 11/15/24 (a)	438,000	453,330

		2,740,523

Telecommunications 0.1%
Motorola Solutions, Inc. 4.00%, due 9/1/24	359,000	361,162
Sprint Corp. 7.25%, due 9/15/21	913,000	905,011

		1,266,173

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-283

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Textiles 0.1%
Cintas Corp. No 2 2.85%, due 6/1/16	$497,000	$509,560
4.30%, due 6/1/21	520,000	560,394

		1,069,954

Transportation 0.1%
Asciano Finance, Ltd. 3.125%, due 9/23/15 (a)	196,000	198,290
JB Hunt Transport Services, Inc. 3.375%, due 9/15/15	1,090,000	1,108,703

		1,306,993

Trucking & Leasing 0.3%
Penske Truck Leasing Co., L.P. / PTL Finance Corp. 2.50%, due 6/15/19 (a)	745,000	740,457
3.375%, due 3/15/18 (a)	1,251,000	1,291,531
4.25%, due 1/17/23 (a)	665,000	690,258
4.875%, due 7/11/22 (a)	120,000	129,266

		2,851,512

Total Corporate Bonds (Cost $175,222,803)		177,999,717

Loan Assignments 0.8% (c)
Electronics 0.4%
Avago Technologies Cayman, Ltd. USD Term Loan B 3.75%, due 5/6/21	3,975,025	3,953,492

Healthcare, Education & Childcare 0.2%
Community Health Systems, Inc. Term Loan D 4.25%, due 1/27/21	227,700	226,941
IMS Health, Inc. New USD Term Loan 3.50%, due 3/17/21	966,692	943,330
Quintiles Transnational Corp. Term Loan B3 3.75%, due 6/8/18	619,124	610,353

		1,780,624

Lodging 0.1%
MGM Resorts International Term Loan B 3.50%, due 12/20/19	1,254,400	1,221,472

	Principal Amount	Value
Printing & Publishing 0.1%
Tribune Co. 2013 Term Loan 4.00%, due 12/27/20	$918,425	$902,353

Total Loan Assignments (Cost $7,953,513)		7,857,941

Mortgage-Backed Securities 1.4%
Agency Collateral (Collateralized Mortgage Obligation) 0.1%
FREMF Mortgage Trust Series 2010-KSCT, Class B 2.00%, due 1/25/20 (a)(d)	1,119,561	970,752

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.1%
Banc of America Commercial Mortgage Trust Series 2006-6, Class AJ 5.421%, due 10/10/45	100,000	103,146
Series 2007-5, Class AM 5.772%, due 2/10/51 (b)	58,153	61,508
Commercial Mortgage Trust Series 2007-C9, Class AJ 5.65%, due 12/10/49 (b)	313,408	332,772
Series 2007-GG11, Class AM 5.867%, due 12/10/49 (e)	3,448,000	3,737,132
GS Mortgage Securities Trust Series 2013-NYC5, Class E 3.649%, due 1/10/30 (a)(e)	383,000	387,834
Hilton USA Trust Series 2013-HLT, Class DFX 4.407%, due 11/5/30 (a)	369,000	377,409
Series 2013-HLT, Class EFX 5.222%, due 11/5/30 (a)(e)	780,000	799,159
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-JWRZ, Class D 3.151%, due 4/15/30 (a)(b)	648,000	648,243
Series 2014-FBLU, Class E 3.661%, due 12/15/28 (a)(b)	261,000	260,939
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, due 2/15/40 (b)	347,000	365,711
Starwood Retail Property Trust Series 2014-STAR, Class D 3.411%, due 11/15/27 (b)	882,000	885,747
Series 2014-STAR, Class E 4.311%, due 11/15/27 (b)	526,000	528,156
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AM 5.383%, due 12/15/43	1,400,200	1,485,468

M-284	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wachovia Bank Commercial Mortgage Trust (continued)
Series 2007-C31, Class AJ 5.66%, due 4/15/47 (e)	$779,011	$806,844
Series 2007-C33, Class AJ 5.941%, due 2/15/51 (e)	422,843	443,044
Wells Fargo Commercial Mortgage Trust Series 2014-TISH, Class WTS1 2.405%, due 2/15/27 (a)(b)	136,000	135,916
Series 2014-TISH, Class SCH1 2.905%, due 1/15/27 (a)(b)	283,000	282,838
Series 2014-TISH, Class WTS2 3.405%, due 2/15/27 (a)(b)	136,000	135,840

		11,777,706

Whole Loan Collateral (Collateralized Mortgage Obligations) 0.2%
American Tower Trust I Series-13, Class 1A 1.551%, due 3/15/43 (a)	1,149,000	1,135,396
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes
Series 2014-DN4, Class M2 2.555%, due 10/25/24 (b)	250,000	249,223
Series 2014-HQ3, Class M2 2.805%, due 10/25/24 (b)	260,000	258,552

		1,643,171

Total Mortgage-Backed Securities (Cost $14,528,276)		14,391,629

U.S. Government & Federal Agencies 19.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.1%
3.50%, due 7/1/29	586,731	619,225
4.50%, due 1/1/41	524,732	574,388
4.50%, due 9/1/44	4,689,124	5,192,601
5.00%, due 1/1/19	167,117	175,642
5.00%, due 6/1/20	218,005	232,288
5.00%, due 5/1/41	1,122,887	1,252,898
5.50%, due 8/1/19	135,154	142,950
5.50%, due 12/1/28	492,984	551,110
5.50%, due 10/1/36	413,094	465,600
6.00%, due 4/1/40	1,869,831	2,130,796

		11,337,498

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 3.6%
3.50%, due 1/1/44	2,810,800	2,947,915
3.50%, due 4/1/44	1,050,221	1,100,180

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 5/1/44	$2,867,651	$3,007,572
4.00%, due 6/1/42	943,518	1,017,778
4.00%, due 8/1/42	416,107	448,836
4.00%, due 9/1/42	503,192	542,540
4.00%, due 11/1/42	630,992	680,796
4.00%, due 7/1/43	1,319,553	1,423,480
4.00%, due 8/1/43	1,527,071	1,647,563
4.00%, due 9/1/43	388,450	419,100
4.00%, due 2/1/44	1,009,183	1,088,501
4.00%, due 6/1/44	1,353,729	1,460,229
4.00%, due 7/1/44	2,588,107	2,797,235
4.00%, due 8/1/44	2,263,223	2,446,150
4.50%, due 10/1/40	207,468	227,679
4.50%, due 2/1/43	3,318,660	3,645,535
5.00%, due 9/1/29	548,295	607,516
5.00%, due 1/1/30	214,192	237,305
5.00%, due 2/1/41	1,558,936	1,731,921
5.00%, due 4/1/41	403,130	447,811
5.00%, due 5/1/41	852,877	947,334
5.00%, due 7/1/41	766,162	851,100
5.50%, due 1/1/25	195,551	214,896
5.50%, due 1/1/33	130,610	147,326
5.50%, due 3/1/40	633,493	722,353
5.50%, due 4/1/40	1,831,468	2,056,578
5.50%, due 2/1/41	336,504	383,715
5.50%, due 5/1/41	609,685	681,514
5.50%, due 12/1/41	856,739	962,875
6.00%, due 10/1/35	606,513	692,575
6.00%, due 12/1/35	604,040	689,805
6.00%, due 2/1/37	109,096	126,111
6.00%, due 9/1/37	570,741	626,262
6.00%, due 10/1/38	499,378	582,013
7.00%, due 2/1/39	177,606	198,202

		37,808,301

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 1.9%
3.50%, due 5/20/42	299,631	316,445
4.50%, due 7/15/41	166,659	183,360
4.50%, due 8/15/41	1,373,101	1,532,384
4.50%, due 10/20/41	938,122	1,029,067
4.90%, due 10/15/34	660,505	733,272
5.00%, due 10/15/39	353,807	392,627
5.00%, due 11/15/39	546,364	604,945
5.00%, due 1/15/40	188,977	209,189
5.00%, due 5/15/40	268,405	298,424
5.00%, due 7/15/40	794,038	878,706
5.00%, due 2/15/41	585,236	650,962
5.00%, due 5/15/41	238,104	268,369
5.00%, due 9/15/41	155,960	174,127

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-285

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.10%, due 1/15/32	$616,646	$702,343
5.50%, due 9/15/35	79,968	91,801
5.50%, due 3/15/36	364,555	411,331
5.50%, due 11/20/37	374,539	417,651
5.50%, due 8/15/39	2,051,039	2,384,113
5.50%, due 10/15/39	590,618	674,147
5.50%, due 1/20/42	428,866	484,480
5.50%, due 5/20/42	489,729	552,484
5.50%, due 7/20/42	771,791	860,220
6.00%, due 11/20/34	316,479	362,880
6.00%, due 1/20/39	155,756	174,920
6.00%, due 10/20/41	67,757	77,368
6.00%, due 12/20/41	726,550	827,587
6.00%, due 1/20/42	823,809	940,738
6.00%, due 2/20/42	805,956	919,400
6.00%, due 3/20/42	130,884	149,440
6.00%, due 4/20/42	601,901	686,350
6.00%, due 5/20/42	258,303	290,531
6.00%, due 7/20/42	164,694	187,797
6.00%, due 8/20/42	177,698	202,742
6.00%, due 9/20/42	396,476	452,503
6.00%, due 11/20/42	169,483	192,884
6.00%, due 2/20/43	221,009	251,957

		19,567,544

United States Treasury Bonds 1.0%
3.00%, due 11/15/44	2,306,000	2,423,463
3.125%, due 8/15/44	2,290,000	2,465,327
3.375%, due 5/15/44	163,000	183,502
3.625%, due 2/15/44	1,006,000	1,183,858
3.75%, due 11/15/43	4,060,000	4,880,563

		11,136,713

♦United States Treasury Notes 11.5%
0.50%, due 11/30/16	8,281,000	8,260,297
0.625%, due 12/31/16	9,389,000	9,376,531
1.00%, due 12/15/17	3,772,000	3,763,158
1.25%, due 10/31/18	4,924,000	4,892,073
1.375%, due 7/31/18	5,205,000	5,210,288
1.375%, due 9/30/18	15,621,000	15,606,347
1.50%, due 8/31/18	6,048,000	6,077,297
1.50%, due 10/31/19	5,675,000	5,640,417
1.50%, due 11/30/19	11,130,000	11,059,569
1.625%, due 7/31/19	4,325,000	4,331,756
1.75%, due 9/30/19	3,789,000	3,811,200
1.75%, due 5/15/23	1,278,000	1,244,353
2.125%, due 9/30/21	2,978,000	3,011,503
2.25%, due 11/15/24	21,323,000	21,466,269
2.375%, due 8/15/24	868,000	884,072
2.50%, due 8/15/23	4,767,000	4,920,064

	Principal Amount	Value
United States Treasury Notes (continued)
2.50%, due 5/15/24	$3,565,000	$3,672,506
2.75%, due 11/15/23	6,976,000	7,343,872

		120,571,572

Total U.S. Government & Federal Agencies (Cost $198,338,613)		200,421,628

Yankee Bonds 0.5% (f)
Banks 0.5%
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24	3,429,000	3,487,948
6.10%, due 6/10/23	2,027,000	2,198,474

		5,686,422

Total Yankee Bonds (Cost $5,483,706)		5,686,422

Total Long-Term Bonds (Cost $409,192,437)		414,039,056

	Shares
Common Stocks 58.8%
Aerospace & Defense 1.8%
♦Boeing Co. (The)	142,350	18,502,653

Agriculture 2.2%
Altria Group, Inc.	205,870	10,143,215
Philip Morris International, Inc.	153,665	12,516,014

		22,659,229

Airlines 1.3%
United Continental Holdings, Inc. (g)	210,064	14,051,181

Apparel 1.7%
NIKE, Inc. Class B	188,673	18,140,909

Auto Manufacturers 1.3%
♦General Motors Co.	380,908	13,297,498

Banks 2.5%
JPMorgan Chase & Co.	156,961	9,822,620
U.S. Bancorp	357,836	16,084,728

		25,907,348

Beverages 0.4%
Diageo PLC	162,811	4,669,607

Biotechnology 0.7%
Amgen, Inc.	47,213	7,520,559

M-286	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Chemicals 3.9%
♦E.I. du Pont de Nemours & Co.	288,151	$21,305,885
♦LyondellBasell Industries, N.V. Class A	240,263	19,074,479

		40,380,364

Commercial Services 2.9%
Automatic Data Processing, Inc.	55,226	4,604,192
CDK Global, Inc.	13,084	533,304
♦MasterCard, Inc. Class A	250,997	21,625,901
Towers Watson & Co. Class A	29,105	3,293,813

		30,057,210

Computers 2.9%
Apple, Inc.	135,501	14,956,601
EMC Corp.	254,449	7,567,313
Seagate Technology PLC	112,328	7,469,812

		29,993,726

Diversified Financial Services 2.0%
♦Blackstone Group L.P. (The)	615,045	20,806,972

Electronics 2.5%
Honeywell International, Inc.	127,823	12,772,074
TE Connectivity, Ltd.	209,056	13,222,792

		25,994,866

Entertainment 0.3%
Six Flags Entertainment Corp.	78,778	3,399,271

Finance—Credit Card 0.8%
American Express Co.	90,609	8,430,261

Finance—Other Services 0.5%
CME Group, Inc.	55,850	4,951,102

Food 0.6%
Hershey Co. (The)	60,471	6,284,751

Health Care—Services 2.7%
Aetna, Inc.	175,541	15,593,307
Express Scripts Holding Co. (g)	144,027	12,194,766

		27,788,073

Hotels, Restaurants & Leisure 0.8%
Starwood Hotels & Resorts Worldwide, Inc.	104,141	8,442,711

Insurance 0.9%
Prudential PLC	398,717	9,175,338

	Shares	Value
Internet 1.9%
Google, Inc. Class C (g)	27,257	$14,348,085
Priceline Group, Inc. (The) (g)	5,018	5,721,574

		20,069,659

Internet Software & Services 0.6%
Alibaba Group Holding, Ltd., Sponsored ADR (g)	64,605	6,715,044

Lodging 1.3%
Las Vegas Sands Corp.	240,764	14,002,834

Media 2.3%
CBS Corp. Class B	280,682	15,532,942
Time Warner Cable, Inc.	45,273	6,884,213
Viacom, Inc. Class B	27,825	2,093,831

		24,510,986

Metal Fabricate & Hardware 1.5%
Precision Castparts Corp.	66,321	15,975,402

Miscellaneous—Manufacturing 1.0%
3M Co.	46,607	7,658,462
Dover Corp.	41,635	2,986,062

		10,644,524

Oil & Gas 2.0%
Chevron Corp.	136,103	15,268,035
Marathon Oil Corp.	197,518	5,587,784

		20,855,819

Pharmaceuticals 7.1%
Abbott Laboratories	191,768	8,633,396
AbbVie, Inc.	270,546	17,704,530
Bristol-Myers Squibb Co.	202,403	11,947,849
Eli Lilly & Co.	84,998	5,864,012
Endo International PLC (g)	119,767	8,637,596
Johnson & Johnson	115,923	12,122,068
Mylan, Inc. (g)	169,497	9,554,546

		74,463,997

Pipelines 1.6%
Enterprise Products Partners, L.P.	459,825	16,608,879

Real Estate Investment Trusts 0.4%
Outfront Media, Inc.	54,316	1,457,842
Ventas, Inc.	45,176	3,239,119

		4,696,961

Retail 1.0%
AutoZone, Inc. (g)	6,963	4,310,863
Home Depot, Inc. (The)	62,400	6,550,128

		10,860,991

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-287

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Software 1.5%
Microsoft Corp.	342,852	$15,925,475

Telecommunications 0.2%
Verizon Communications, Inc.	41,630	1,947,451

Toys, Games & Hobbies 1.0%
Mattel, Inc.	328,921	10,178,460

Transportation 2.7%
Canadian Pacific Railway, Ltd.	43,304	8,344,248
♦Union Pacific Corp.	166,308	19,812,272

		28,156,520

Total Common Stocks (Cost $454,592,221)		616,066,631

Preferred Stocks 0.8%
Banks 0.5%
Morgan Stanley 6.875% (b)	42,650	1,134,917
7.125% (b)	54,150	1,490,749
State Street Corp. 5.90% (b)	25,175	651,026
Wells Fargo & Co. 6.625% (b)	59,225	1,642,901

		4,919,593

Diversified Financial Services 0.1%
Citigroup Capital XIII 7.875% (b)	27,850	740,253

Finance—Auto Loans 0.1%
Ally Financial, Inc. 7.00% (a)	1,696	1,703,791

Finance—Credit Card 0.1%
Discover Financial Services 6.50%	57,275	1,451,349

Total Preferred Stocks (Cost $8,436,506)		8,814,986

	Principal Amount	Value
Short-Term Investment 0.6%
Repurchase Agreement 0.6%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $5,693,688 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $6,040,000 and a Market Value of $5,810,359)	$5,693,688	$5,693,688

Total Short-Term Investment (Cost $5,693,688)		5,693,688

Total Investments (Cost $877,914,852) (h)	99.7%	1,044,614,361
Other Assets, Less Liabilities	0.3	2,732,769
Net Assets	100.0%	$1,047,347,130

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2014.

(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2014.

(d)	Illiquid security—As of December 31, 2014, the total market value of this security was $970,752, which represented 0.1% of the Portfolio’s net assets.

(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2014.

(f)	Yankee Bond—Dollar-denominated bond issued, but not registered, in the United States by a foreign bank or corporation.

(g)	Non-income producing security.

(h)	As of December 31, 2014, cost was $876,532,845 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$171,784,640
Gross unrealized depreciation	(3,703,124)

Net unrealized appreciation	$168,081,516

The following abbreviation is used in the above portfolio:

ADR —American Depositary Receipt

M-288	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$7,681,719	$—	$7,681,719
Corporate Bonds	—	177,999,717	—	177,999,717
Loan Assignments	—	7,857,941	—	7,857,941
Mortgage-Backed Securities	—	14,391,629	—	14,391,629
U.S. Government & Federal Agencies	—	200,421,628	—	200,421,628
Yankee Bonds	—	5,686,422	—	5,686,422

Total Long-Term Bonds	—	414,039,056	—	414,039,056

Common Stocks
Beverages	—	4,669,607	—	4,669,607
Insurance	—	9,175,338	—	9,175,338
All Other Industries	602,221,686	—	—	602,221,686

Total Common Stocks	602,221,686	13,844,945	—	616,066,631

Preferred Stocks	8,814,986	—	—	8,814,986
Short-Term Investment
Repurchase Agreement	—	5,693,688	—	5,693,688

Total Investments in Securities	$611,036,672	$433,577,689	$—	$1,044,614,361

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2014, certain foreign securities with a market value of $12,105,946 held by the Portfolio at December 31, 2013, transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-289

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $877,914,852)	$1,044,614,361
Receivables:
Investment securities sold	6,651,824
Dividends and interest	3,625,370
Fund shares sold	655,310
Other assets	1,294

Total assets	1,055,548,159

Liabilities
Due to custodian	129,434
Payables:
Investment securities purchased	6,952,486
Manager (See Note 3)	487,415
Fund shares redeemed	411,661
NYLIFE Distributors (See Note 3)	120,051
Shareholder communication	69,571
Professional fees	24,525
Custodian	4,954
Trustees	932

Total liabilities	8,201,029

Net assets	$1,047,347,130

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$79,935
Additional paid-in capital	797,175,762

797,255,697
Undistributed net investment income	16,623,139
Accumulated net realized gain (loss) on investments and foreign currency transactions	66,769,168
Net unrealized appreciation (depreciation) on investments	166,699,509
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(383)

Net assets	$1,047,347,130

Initial Class
Net assets applicable to outstanding shares	$478,479,523

Shares of beneficial interest outstanding	36,445,667

Net asset value per share outstanding	$13.13

Service Class
Net assets applicable to outstanding shares	$568,867,607

Shares of beneficial interest outstanding	43,489,083

Net asset value per share outstanding	$13.08

M-290	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$11,702,170
Interest	13,254,159

Total income	24,956,329

Expenses
Manager (See Note 3)	5,626,138
Distribution and service—Service Class (See Note 3)	1,348,994
Shareholder communication	168,621
Professional fees	94,036
Custodian	48,421
Trustees	17,450
Miscellaneous	32,926

Total expenses before waiver/reimbursement	7,336,586
Expense waiver/reimbursement from Manager (See Note 3)	(15,352)

Net expenses	7,321,234

Net investment income (loss)	17,635,095

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	64,249,206
Foreign currency transactions	(1,615)

Net realized gain (loss) on investments and foreign currency transactions	64,247,591

Net change in unrealized appreciation (depreciation) on:
Investments	2,076,055
Translation of other assets and liabilities in foreign currencies	(232)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,075,823

Net realized and unrealized gain (loss) on investments and foreign currency transactions	66,323,414

Net increase (decrease) in net assets resulting from operations	$83,958,509

(a)	Dividends recorded net of foreign withholding taxes in the amount of $7,812.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-291

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,635,095	$15,284,047
Net realized gain (loss) on investments and foreign currency transactions	64,247,591	17,444,774
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,075,823	136,048,923

Net increase (decrease) in net assets resulting from operations	83,958,509	168,777,744

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(6,805,933)	(6,827,579)
Service Class	(6,738,980)	(6,087,736)

	(13,544,913)	(12,915,315)

From net realized gain on investments:
Initial Class	(8,349,105)	(733,296)
Service Class	(9,649,050)	(735,298)

	(17,998,155)	(1,468,594)

Total dividends and distributions to shareholders	(31,543,068)	(14,383,909)

Capital share transactions:
Net proceeds from sale of shares	64,576,827	93,947,663
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	31,543,068	14,383,909
Cost of shares redeemed	(107,555,676)	(96,438,479)

Increase (decrease) in net assets derived from capital share transactions	(11,435,781)	11,893,093

Net increase (decrease) in net assets	40,979,660	166,286,928

Net Assets
Beginning of year	1,006,367,470	840,080,542

End of year	$1,047,347,130	$1,006,367,470

Undistributed net investment income at end of year	$16,623,139	$14,161,371

M-292	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,		February 17, 2012** through December 31,
	2014	2013	2012
Net asset value at beginning of period	$12.47	$10.55	$10.00

Net investment income (loss) (a)	0.24	0.20	0.18
Net realized and unrealized gain (loss) on investments	0.84	1.91	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	1.08	2.11	0.55

Less dividends and distributions:
From net investment income	(0.19)	(0.17)	—
From net realized gain on investments	(0.23)	(0.02)	—

Total dividends and distributions	(0.42)	(0.19)	—

Net asset value at end of period	$13.13	$12.47	$10.55

Total investment return	8.68%	20.15%	5.50	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85%	1.77%	2.01	%††
Net expenses	0.58%	0.58%	0.58	%††
Expenses (before waiver/reimbursement)	0.59%	0.59%	0.59	%††
Portfolio turnover rate	86%	74%	63%
Net assets at end of period (in 000’s)	$478,480	$493,872	$461,363

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-293

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,		February 17, 2012** through December 31,
	2014	2013	2012
Net asset value at beginning of period	$12.44	$10.53	$10.00

Net investment income (loss) (a)	0.21	0.18	0.16
Net realized and unrealized gain (loss) on investments	0.82	1.90	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	1.03	2.08	0.53

Less dividends and distributions:
From net investment income	(0.16)	(0.15)	—
From net realized gain on investments	(0.23)	(0.02)	—

Total dividends and distributions	(0.39)	(0.17)	—

Net asset value at end of period	$13.08	$12.44	$10.53

Total investment return	8.41%	19.86%	5.30	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.61%	1.52%	1.77	%††
Net expenses	0.83%	0.83%	0.83	%††
Expenses (before waiver/reimbursement)	0.84%	0.84%	0.84	%††
Portfolio turnover rate	86%	74%	63%
Net assets at end of period (in 000’s)	$568,868	$512,495	$378,717

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-294	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Large Cap Growth Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	10.63%	14.63%	8.70%	0.77%
Service Class Shares	10.35	14.34	8.43	1.02

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[4]	13.05%	15.81%	8.49%
S&P 500® Index[4]	13.69	15.45	7.67
Average Lipper Variable Products Large-Cap Growth Portfolio[5]	10.04	14.09	7.73

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance figures shown for the ten-year period ended December 31, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 8.68% for Initial Class shares and 8.42% for Service Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have above-average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-295

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,072.70	$4.02	$1,021.30	$3.92

Service Class Shares	$1,000.00	$1,071.40	$5.33	$1,020.10	$5.19

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-296	MainStay VP Large Cap Growth Portfolio

Industry Composition as of December 31, 2014 (Unaudited)

Internet Software & Services	12.8%
Biotechnology	10.8
IT Services	7.2
Media	6.7
Technology Hardware, Storage & Peripherals	5.3
Software	5.2
Hotels, Restaurants & Leisure	4.8
Health Care Providers & Services	4.7
Chemicals	4.2
Road & Rail	3.9
Internet & Catalog Retail	3.8
Aerospace & Defense	3.4
Food & Staples Retailing	3.4
Semiconductors & Semiconductor Equipment	3.4
Textiles, Apparel & Luxury Goods	2.4
Capital Markets	2.3

Pharmaceuticals	2.0%
Real Estate Investment Trusts	1.7
Airlines	1.6
Wireless Telecommunication Services	1.6
Consumer Finance	1.3
Health Care Technology	1.2
Specialty Retail	1.2
Industrial Conglomerates	1.1
Multiline Retail	1.1
Professional Services	1.1
Automobiles	0.8
Short-Term Investment	1.1
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page M-300 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2014 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Visa, Inc. Class A

3.	Union Pacific Corp.

4.	Google Inc

5.	Celgene Corp.
6.	Priceline Group, Inc. (The)

7.	Twenty-First Century Fox, Inc. Class A

8.	Monsanto Co.

9.	McKesson Corp.

10.	Gilead Sciences, Inc.

M-297

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Large Cap Growth Portfolio returned 10.63% for Initial Class shares and 10.35% for Service Class shares. Over the same period, both share classes underperformed the 13.05% return of the Russell 1000® Growth Index1 and the 13.69% return of the S&P 500® Index.1 The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities-market index. The S&P 500® Index is the Portfolio’s secondary benchmark. Both share classes outperformed the 10.04% return of the average Lipper1 Variable Products Large-Cap Growth Portfolio for the 12 months ended December 31, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

Performance for 2014 as a whole continued to reflect the market dislocation for the six-week period ended April 30, 2014. Since that period, the Portfolio’s relative performance has improved in an almost linear pattern, partially reflecting the strong underlying fundamentals of the Portfolio’s holdings. The full benefit of these fundamentals, however, was masked by the very narrow market, with returns for the top 10% and the bottom 10% being less broadly dispersed than at any point since 1990.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index were industrials, telecommunication services and financials. (Contributions take weightings and total returns into account.) In all three sectors, stock selection drove relative performance.

The sectors that made the weakest contributions to the Portfolio’s relative performance were consumer discretionary, health care and energy. Stock selection drove performance in the consumer discretionary and health care sectors. In energy, which provided a negative total return during the reporting period, an underweight position helped the Portfolio’s relative performance, but unfavorable stock selection accounted for the Portfolio’s underperformance of sector-related stocks in the Russell 1000® Growth Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The top individual contributor to the Portfolio’s absolute performance during the reporting period was railroad and freight services provider Union Pacific. The company’s stock benefited from robust rail volumes and from price increases that exceeded inflation and facilitated operating margin expansion.

The next-strongest contributor was electronics company Apple. The stock has been a strong performer, driven by sales of the company’s new iPhone 6 and by Apple’s continued commitment to return of capital to shareholders through share repurchases, which have reached a cumulative $94 billion.

Social networking company Facebook was another positive contributor. The company continued to grow rapidly and benefited from strong engagement of daily active users and from increased advertising revenue during the reporting period.

The most significant detractor from the Portfolio’s absolute performance was retailer Amazon.com, which provided a negative total return for the reporting period. The company’s revenue growth of about 25% remained exceptional, but profitability remained elusive during the reporting period. Certain investments, such as those in web services and fulfillment centers, generated solid returns. Investments in international markets, on the other hand, provided uninspiring results. Amazon.com’s management has a long-term focus, and we expect more disciplined spending patterns from the company in 2015.

Independent oil and gas producer Concho Resources also detracted from absolute performance, with negative total returns for the reporting period. The company had compelling assets in the Delaware Basin (in Texas) and planned to double production over the next three years as of the end of the reporting period. We reduced the Portfolio’s position in the stock. Although the company is perceived to have a strong growth profile, we believe Concho Resources may struggle given the recent energy price declines.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-298	MainStay VP Large Cap Growth Portfolio

Detractor BioMarin, which had a negative return for the reporting period, is a biopharmaceutical company with a number of what we believed to be potentially profitable drugs in its pipeline. Although we will continue to monitor the company, we eliminated the

Portfolio’s position because we anticipated that profitability could be delayed by later-than-anticipated drug launches and ongoing investments by management.

Did the Portfolio make any significant purchases or sales during the reporting period?

In September, the Portfolio participated in the IPO of Internet software & services company Alibaba at $68 per share. We had followed the company for years (through Yahoo’s ownership) and met with Alibaba’s senior management throughout the summer. We repurchased a position in natural restaurant chain Chipotle Mexican Grill on relative price weakness in the spring. The highly popular company has achieved double-digit same-store sales growth as a result of throughput initiatives that were implemented earlier this year. These initiatives helped reduce wait times for customers and allowed higher sales during peak traffic periods.

We sold the Portfolio’s position in QUALCOMM, which designs and manufactures digital semiconductors for the mobile industry. After successfully holding the stock for over a decade, the position was eliminated because we anticipated slowing growth for the company’s products. We sold the Portfolio’s position in oil and natural gas company Pioneer Natural Resources in the summer to reduce energy exposure given the potential for a continued decline in crude oil prices.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s information technology sector weighting moved from a slightly overweight position at the beginning of the reporting period to the Portfolio’s most substantially overweight position relative to the Russell 1000® Growth Index. We also added to an already overweight position in the health care sector during the reporting period. We increased the degree to which the Portfolio was underweight in the energy sector, making it the second-most underweight sector relative to the Russell 1000® Growth Index. Consumer staples remained the Portfolio’s most significantly underweight sector, but we did add to the allocation during the reporting period. We reduced an overweight position in the consumer discretionary sector but remained overweight relative to the Index.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the Portfolio held overweight positions in three sectors that we believed to be disproportionately driven by growth in U.S. gross domestic product (GDP): information technology, health care and consumer discretionary. As of the same date, the Portfolio was significantly underweight in the consumer staples sector, which has continued to experience disappointing revenue growth. As of December 31, 2014, the Portfolio held a near-zero weighting in energy in light of the current price climate.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-299

Portfolio of Investments December 31, 2014

	Shares	Value
Common Stocks 99.0%†
Aerospace & Defense 3.4%
Honeywell International, Inc.	137,800	$13,768,976
Precision Castparts Corp.	53,650	12,923,212

		26,692,188

Airlines 1.6%
Delta Air Lines, Inc.	258,800	12,730,372

Automobiles 0.8%
Tesla Motors, Inc. (a)	28,700	6,383,167

Biotechnology 10.8%
Alexion Pharmaceuticals, Inc. (a)	80,500	14,894,915
Amgen, Inc.	74,300	11,835,247
Biogen Idec, Inc. (a)	45,900	15,580,755
♦Celgene Corp. (a)	186,520	20,864,127
♦Gilead Sciences, Inc. (a)	172,800	16,288,128
Vertex Pharmaceuticals, Inc. (a)	45,500	5,405,400

		84,868,572

Capital Markets 2.3%
BlackRock, Inc.	23,520	8,409,811
Morgan Stanley	251,600	9,762,080

		18,171,891

Chemicals 4.2%
Ecolab, Inc.	71,100	7,431,372
♦Monsanto Co.	149,300	17,836,871
PPG Industries, Inc.	32,800	7,581,720

		32,849,963

Consumer Finance 1.3%
American Express Co.	106,300	9,890,152

Food & Staples Retailing 3.4%
Costco Wholesale Corp.	56,100	7,952,175
CVS Health Corp.	104,700	10,083,657
Whole Foods Market, Inc.	164,900	8,314,258

		26,350,090

Health Care Providers & Services 4.7%
Envision Healthcare Holdings, Inc. (a)	182,900	6,344,801
♦McKesson Corp.	84,100	17,457,478
UnitedHealth Group, Inc.	132,600	13,404,534

		37,206,813

Health Care Technology 1.2%
Cerner Corp. (a)	143,400	9,272,244

	Shares	Value
Hotels, Restaurants & Leisure 4.8%
Chipotle Mexican Grill, Inc. (a)	13,100	$8,967,081
Hilton Worldwide Holdings, Inc. (a)	501,600	13,086,744
MGM Resorts International (a)	112,600	2,407,388
Starbucks Corp.	162,200	13,308,510

		37,769,723

Industrial Conglomerates 1.1%
Danaher Corp.	99,700	8,545,287

Internet & Catalog Retail 3.8%
Amazon.com, Inc. (a)	35,520	11,023,632
♦Priceline Group, Inc. (The) (a)	16,320	18,608,227

		29,631,859

Internet Software & Services 12.8%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	104,800	10,892,912
Baidu, Inc., Sponsored ADR (a)	57,110	13,019,367
CoStar Group, Inc. (a)	37,700	6,922,851
eBay, Inc. (a)	82,200	4,613,064
Facebook, Inc. Class A (a)	202,100	15,767,842
♦Google, Inc. Class A (a)	27,800	14,752,348
♦Google, Inc. Class C (a)	27,900	14,686,560
LendingClub Corp. (a)	25,000	632,500
LinkedIn Corp. Class A (a)	63,900	14,678,469
Twitter, Inc. (a)	110,400	3,960,048

		99,925,961

IT Services 7.2%
Cognizant Technology Solutions Corp. Class A (a)	185,600	9,773,696
MasterCard, Inc. Class A	176,300	15,190,008
♦Visa, Inc. Class A	120,100	31,490,220

		56,453,924

Media 6.7%
Comcast Corp. Class A	176,700	10,250,367
Liberty Global PLC Class C (a)	280,900	13,570,279
♦Twenty-First Century Fox, Inc. Class A	477,900	18,353,750
Walt Disney Co. (The)	112,400	10,586,956

		52,761,352

Multiline Retail 1.1%
Dollar General Corp. (a)	117,800	8,328,460

Pharmaceuticals 2.0%
AbbVie, Inc.	138,600	9,069,984
Zoetis, Inc.	160,500	6,906,315

		15,976,299

†	Percentages indicated are based on Fund net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2014, excluding short-term investment. May be subject to change daily.

M-300	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Professional Services 1.1%
Nielsen N.V.	190,800	$8,534,484

Real Estate Investment Trusts 1.7%
American Tower Corp.	136,800	13,522,680

Road & Rail 3.9%
♦Union Pacific Corp.	258,500	30,795,105

Semiconductors & Semiconductor Equipment 3.4%
Applied Materials, Inc.	427,300	10,648,316
ARM Holdings PLC, Sponsored ADR	175,200	8,111,760
Texas Instruments, Inc.	148,600	7,944,899

		26,704,975

Software 5.2%
Adobe Systems, Inc. (a)	151,800	11,035,860
Salesforce.com, Inc. (a)	180,300	10,693,593
ServiceNow, Inc. (a)	107,500	7,293,875
Splunk, Inc. (a)	65,700	3,873,015
Workday, Inc. Class A (a)	91,300	7,450,993

		40,347,336

Specialty Retail 1.2%
Ulta Salon Cosmetics & Fragrance, Inc. (a)	72,600	9,281,184

Technology Hardware, Storage & Peripherals 5.3%
♦Apple, Inc.	378,230	41,749,027

Textiles, Apparel & Luxury Goods 2.4%
NIKE, Inc. Class B	159,600	15,345,540
Under Armour, Inc. Class A (a)	52,000	3,530,800

		18,876,340

Wireless Telecommunication Services 1.6%
SBA Communications Corp. Class A (a)	113,200	12,538,033

Total Common Stocks (Cost $589,346,740)		776,157,481

	Principal Amount	Value
Short-Term Investment 1.1%
Repurchase Agreement 1.1%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $8,366,649 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $8,875,000 and a Market Value of $8,537,573)	$8,366,649	$8,366,649

Total Short-Term Investment (Cost $8,366,649)		8,366,649

Total Investments (Cost $597,713,389) (b)	100.1%	784,524,130

Other Assets, Less Liabilities	(0.1)	(639,663)
Net Assets	100.0%	$783,884,467

(a)	Non-income producing security.

(b)	As of December 31, 2014, cost was $598,016,265 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$189,751,840
Gross unrealized depreciation	(3,243,975)

Net unrealized appreciation	$186,507,865

The following abbreviation is used in the above portfolio:

ADR —American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-301

Portfolio of Investments December 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$776,157,481	$—	$—	$776,157,481
Short-Term Investment
Repurchase Agreement	—	8,366,649	—	8,366,649

Total Investments in Securities	$776,157,481	$8,366,649	$—	$784,524,130

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-302	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $597,713,389)	$784,524,130
Receivables:
Investment securities sold	1,990,286
Dividends	411,917
Fund shares sold	247,093
Other assets	338

Total assets	787,173,764

Liabilities
Payables:
Investment securities purchased	2,516,185
Manager (See Note 3)	497,667
Fund shares redeemed	120,131
NYLIFE Distributors (See Note 3)	79,550
Shareholder communication	53,522
Professional fees	20,722
Custodian	771
Trustees	749

Total liabilities	3,289,297

Net assets	$783,884,467

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$35,292
Additional paid-in capital	491,665,854

491,701,146
Accumulated net realized gain (loss) on investments	105,372,580
Net unrealized appreciation (depreciation) on investments	186,810,741

Net assets	$783,884,467

Initial Class
Net assets applicable to outstanding shares	$410,122,146

Shares of beneficial interest outstanding	18,245,822

Net asset value per share outstanding	$22.48

Service Class
Net assets applicable to outstanding shares	$373,762,321

Shares of beneficial interest outstanding	17,045,842

Net asset value per share outstanding	$21.93

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-303

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$5,834,757

Expenses
Manager (See Note 3)	5,827,525
Distribution and service—Service Class (See Note 3)	862,850
Shareholder communication	130,003
Professional fees	67,295
Custodian	14,491
Trustees	13,630
Miscellaneous	27,932

Total expenses before waiver/reimbursement	6,943,726

Expense waiver/reimbursement from Manager (See Note 3)	(12,650)

Net expenses	6,931,076

Net investment income (loss)	(1,096,319)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	105,774,374
Net change in unrealized appreciation (depreciation) on investments	(22,601,007)

Net realized and unrealized gain (loss) on investments	83,173,367

Net increase (decrease) in net assets resulting from operations	$82,077,048

(a)	Dividends recorded net of foreign withholding taxes in the amount of $23,295.

M-304	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,096,319)	$(182,021)
Net realized gain (loss) on investments	105,774,374	89,834,412
Net change in unrealized appreciation (depreciation) on investments	(22,601,007)	124,171,879

Net increase (decrease) in net assets resulting from operations	82,077,048	213,824,270

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(1,264,962)
Service Class	—	(378,611)

	—	(1,643,573)

From net realized gain on investments:
Initial Class	(49,562,117)	(2,222,617)
Service Class	(39,956,998)	(1,617,483)

	(89,519,115)	(3,840,100)

Total dividends and distributions to shareholders	(89,519,115)	(5,483,673)

Capital share transactions:
Net proceeds from sale of shares	145,593,500	83,879,787
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	89,519,115	5,483,673
Cost of shares redeemed	(196,940,595)	(210,974,397)

Increase (decrease) in net assets derived from capital share transactions	38,172,020	(121,610,937)

Net increase (decrease) in net assets	30,729,953	86,729,660

Net Assets
Beginning of year	753,154,514	666,424,854

End of year	$783,884,467	$753,154,514

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-305

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014	2013	2012		2011		2010
Net asset value at beginning of year	$22.83	$16.88	$14.92		$14.96		$12.88

Net investment income (loss) (a)	(0.01)	0.01	0.06		(0.00	)‡	(0.02)
Net realized and unrealized gain (loss) on investments	2.29	6.11	1.90		(0.04)		2.10

Total from investment operations	2.28	6.12	1.96		(0.04)		2.08

Less dividends and distributions:
From net investment income	—	(0.06)	—		—		—
From net realized gain on investments	(2.63)	(0.11)	—		—		—

Total dividends and distributions	(2.63)	(0.17)	—		—		—

Net asset value at end of year	$22.48	$22.83	$16.88		$14.92		$14.96

Total investment return	10.63%	36.47%	13.14	%(b)	(0.27%)		16.15	% (b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03%)	0.07%	0.38%		(0.00	%)(c)	(0.16%)
Net expenses	0.77%	0.77%	0.78%		0.79%		0.80%
Expenses (before waiver/reimbursement)	0.77%	0.77%	0.78%		0.80%		0.81%
Portfolio turnover rate	78%	74%	69%		50%		98%
Net assets at end of year (in 000’s)	$410,122	$428,354	$441,225		$314,013		$184,348

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Less than one-hundredth of a percent.

	Service Class
	Year ended December 31,
	2014	2013	2012		2011		2010
Net asset value at beginning of year	$22.39	$16.56	$14.68		$14.75		$12.73

Net investment income (loss) (a)	(0.06)	(0.03)	0.02		(0.04)		(0.05)
Net realized and unrealized gain (loss) on investments	2.23	6.00	1.86		(0.03)		2.07

Total from investment operations	2.17	5.97	1.88		(0.07)		2.02

Less dividends and distributions:
From net investment income	—	(0.03)	—		—		—
From net realized gain on investments	(2.63)	(0.11)	—		—		—

Total dividends and distributions	(2.63)	(0.14)	—		—		—

Net asset value at end of year	$21.93	$22.39	$16.56		$14.68		$14.75

Total investment return	10.35%	36.13%	12.81	%(b)	(0.47	%)(b)	15.87	% (b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28%)	(0.18%)	0.10%		(0.27%)		(0.39%)
Net expenses	1.02%	1.02%	1.03%		1.04%		1.05%
Expenses (before waiver/reimbursement)	1.02%	1.02%	1.03%		1.05%		1.06%
Portfolio turnover rate	78%	74%	69%		50%		98%
Net assets at end of year (in 000’s)	$373,762	$324,801	$225,199		$181,399		$164,311

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-306	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Marketfield Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Year Ended December 31, 2014

Class	One Year	Since Inception (5/1/13)	Gross Expense Ratio[2]
Initial Class Shares	–11.93%	–1.07%	2.70%
Service Class Shares	–12.13	–1.28	2.85

Benchmark Performance	One Year	Since Inception (5/1/13)
S&P 500® Index[3]	13.69%	18.93%
Average Lipper Variable Products Alternative Other Portfolio[4]	2.01	3.20

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The average Lipper Variable Products Alternative Other Portfolio is representative of portfolios that, by prospectus language, seek total returns through the use of alternative investment strategies. These strategies include but are not limited to equity market neutral, long/short equity, global macro, event driven, credit focus or through the use of several different hedge-like strategies. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

M-307

Cost in Dollars of a $1,000 Investment in MainStay VP Marketfield Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2014, to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$912.40	$9.21	$1,015.60	$9.70

Service Class Shares	$1,000.00	$911.20	$10.45	$1,014.30	$11.02

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.91% for Initial Class and 2.17% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-308	MainStay VP Marketfield Portfolio

Country Composition as of December 31, 2014 (Unaudited)

United States	57.4%
Japan	8.5
Ireland	5.7
China	2.8
United Kingdom	1.8
Spain	1.5
Canada	1.3
Taiwan	1.3

Germany	0.7%
Switzerland	0.6
Italy	0.4
Other Assets, Less Liabilities	27.3
Investments Sold Short	–9.3

100.0%

Industry Composition as of December 31, 2014 (Unaudited)

Exchange-Traded Funds	15.0%
Banks	12.1
Household Durables	8.2
Aerospace & Defense	5.0
Real Estate Management & Development	4.1
Semiconductors & Semiconductor Equipment	4.1
Construction Materials	3.1
Machinery	3.1
Real Estate Investment Trusts	2.3
Internet & Catalog Retail	2.1
Specialty Retail	2.1
Technology Hardware, Storage & Peripherals	1.8
Electronic Equipment, Instruments & Components	1.7
Internet Software & Services	1.7
Chemicals	1.6
Diversified Financial Services	1.4
Food & Staples Retailing	1.4

Consumer Finance	1.3%
Insurance	1.3
Metals & Mining	1.2
Purchased Options	1.1
Health Care Equipment & Supplies	0.9
Software	0.9
Oil, Gas & Consumable Fuels	0.8
Building Products	0.6
Trading Companies & Distributors	0.4
Hotels, Restaurants & Leisure	0.3
Beverages	0.1
Investment in Money Market Fund	2.3
Other Assets, Less Liabilities	27.3
Investments Sold Short	–9.3

100.0%

See Portfolio of Investments beginning on page M-312 for specific holdings within these categories.

Top Ten Holdings or Issuers as of December 31, 2014 (excluding short-term investment) (Unaudited)

1.	Bank of Ireland

2.	Financial Select Sector SPDR Fund

3.	iShares MSCI Japan Index Fund

4.	iShares China Large-Cap ETF

5.	SPDR S&P Homebuilders
6.	Kennedy Wilson Europe Real Estate PLC

7.	Lockheed Martin Corp.

8.	Citigroup, Inc.

9.	Facebook, Inc. Class A

10.	Whirlpool Corp.

Top Five Short Positions as of December 31, 2014 (Unaudited)

1.	iShares JP Morgan USD Emerging Markets Bond
2.	Allianz SE
3.	Boeing Co. (The)
4.	Airbus Group N.V.
5.	Nestle S.A.

M-309

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Michael C. Aronstein of Marketfield Asset Management LLC, the Portfolio’s Subadvisor.

How did MainStay VP Marketfield Portfolio perform relative to its primary benchmark and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Marketfield Portfolio returned –11.93% for Initial Class shares and –12.13% for Service Class shares. Over the same period, both share classes underperformed the 13.69% return of the S&P 500® Index,1 which is the Portfolio’s primary broad-based securities-market index. Over the same period, both share classes also underperformed the 2.01% return of the average Lipper1 Variable Products Alternative Other Portfolio.

What factors affected the Portfolio’s performance relative to the S&P 500® Index during the reporting period?

MainStay VP Marketfield Portfolio is a long/short Portfolio whose correlation to the broad equity market may vary considerably over the course of an investment cycle. The Portfolio has a broad investment charter that allows it to use equity securities, fixed-income instruments, commodities, futures and options. Additionally, with respect to 50% of its net assets, the Portfolio may engage in short sales to profit from anticipated declines in security prices. The Portfolio was not represented in—or it held short positions in—many of the sectors of the S&P 500® Index that performed well during the reporting period, such as transportation, real estate, health care and utilities. The Portfolio was long many of the sectors of the Index that performed poorly, such as materials and energy. In addition, the Portfolio’s equity exposure was too low in light of the performance of the S&P 500® Index.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

We took short positions in long-term developed-world bonds, expecting yields to rise. We used bond futures and options to express these positions. When bond yields declined, however, these positions had a negative impact on the performance of the Portfolio.

Which investment themes were the strongest contributors to the Portfolio’s performance and which themes were particularly weak?

The Portfolio’s strongest-contributing themes were General Acceleration of Economic Activity, which contributed 0.3% to performance; Other (Legacy Holdings), which contributed 0.6% to performance; and European Recovery, which contributed 0.2% to performance. (Contributions take weightings and total returns into account.) The Portfolio’s General Acceleration of Economic Activity theme sought long positions in U.S. housing, construction, industrial and financial stocks. The Other theme pursued legacy holdings with the rationale that various companies with good business models either remained from older themes or could have been purchased opportunistically. The Portfolio’s European Recovery theme sought long positions in real estate and financials in Europe. This reflected our view that depressed European real estate assets may recover.

The Portfolio’s weakest-contributing themes were Reflation, which contributed –2.6% to performance; Safe Haven, which contributed –1.9% to performance; and Direct Hedges, which contributed –1.9%. The Portfolio’s Reflation theme seeks long positions in material, energy and chemical stocks, with the rationale that pricing power is moving upstream in the value chain. The Portfolio’s Safe Haven theme—which reflected our view that assets considered to be “safe haven” assets by investors may have been overowned and overvalued, that interest rates may have had greater risk to the upside at then-current historic low yields, and that economic fears may have been subsiding—led the Fund to short safe-haven assets. The Direct Hedges theme sought short holdings in broad U.S. and European indices and various bonds and currencies.

During the reporting period, which individual holdings made the strongest contributions to the Portfolio’s absolute performance and which holdings detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were aluminum producer Alcoa, social media provider Facebook and home appliance manufacturer Whirlpool. During the reporting period, the holdings that

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-310	MainStay VP Marketfield Portfolio

detracted the most from the Portfolio’s absolute performance were mining company Teck Resources Limited, emerging markets exchange traded fund Vanguard FTSE Emerging Markets ETF, and gold mining exchange traded fund Market Vectors Gold Miners ETF. As of December 31, 2014, the Portfolio no longer held Teck Resources or Vanguard FTSE Emerging Markets ETF.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio decreased its allocation to our Reflation theme from 24% to 4% of net assets. We liquidated our short Normalization of European Yields theme, which formerly constituted 13% of net assets. During the reporting period, we increased long exposure to Japan from 6% to 12% of net assets, and we initiated our long Emerging Markets theme, which as of December 31, 2014, constituted 11% of the Portfolio. This theme was based on our belief that many emerging markets had deteriorating economic fundamentals.

How did the Portfolio’s sector weightings change during the reporting period?

In financials, the Portfolio moved from a 10.8% position at the beginning of the reporting period to 21% at the end, an increase of 10.2 percentage points. In information technology, the Portfolio moved from 1.9% at the beginning of the reporting period to 10.3% at the end, an increase of 8.4 percentage points. In consumer discretionary, the Portfolio moved from a 10.7% position at the beginning of the reporting period to a 13% position at the end, an increase of 2.3 percentage points.

In materials, the Portfolio moved from 13.5% at the beginning of the reporting period to 6.1% at the end, a decrease of 7.4 percentage points. The Portfolio’s allocation to industrials decreased from 14.2% of net assets at the beginning of the reporting period to 6.9% at the end, a decrease of 7.3 percentage points. In energy, the Portfolio decreased its 5.4% position at the beginning of the reporting period to 0.8% at the end, a decrease of 4.6 percentage points.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the equity portion of the Portfolio was 78% long and 10% short. The net equity exposure was long 68%.2 As of the same date, the futures portion of the Portfolio was 4% long and 14% short. The net futures exposure was short 10%.

2.	See the Portfolio of Investments on page M-312 for information on specific holdings.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-311

Portfolio of Investments December 31, 2014

	Shares	Value

Common Stocks 61.9%†
Aerospace & Defense 5.0%
Honeywell International, Inc.	36,647	$3,661,768
♦Lockheed Martin Corp.	40,733	7,843,954
Northrop Grumman Corp. (a)	47,492	6,999,846
United Technologies Corp.	31,000	3,565,000

		22,070,568

Banks 10.4%
Bank of America Corp.	417,002	7,460,166
Bank of China, Ltd. Class H	11,792,006	6,602,200
♦Bank of Ireland (b)	22,465,845	8,365,959
♦Citigroup, Inc. (a)	141,914	7,678,967
Sumitomo Mitsui Financial Group, Inc.	129,315	4,672,475
U.S. Bancorp	122,015	5,484,574
Wells Fargo & Co. (a)	108,331	5,938,705

		46,203,046

Beverages 0.1%
Suntory Beverage & Food, Ltd.	7,483	258,372

Building Products 0.6%
Geberit A.G.	7,968	2,707,792

Chemicals 1.6%
Potash Corporation of Saskatchewan, Inc. (a)	65,930	2,328,648
Sherwin-Williams Co. (The) (a)	17,457	4,591,889

		6,920,537

Construction Materials 3.1%
Buzzi Unicem S.p.A.	132,931	1,672,332
CRH PLC	99,742	2,369,068
Eagle Materials, Inc. (a)	65,288	4,963,847
Taiheiyo Cement Corp.	1,577,422	4,963,639

		13,968,886

Consumer Finance 1.3%
Discover Financial Services (a)	87,173	5,708,960

Diversified Financial Services 1.4%
CME Group, Inc. (a)	57,418	5,090,106
Intercontinental Exchange, Inc.	6,109	1,339,642

		6,429,748

Electronic Equipment, Instruments & Components 1.7%
Hitachi, Ltd.	580,080	4,244,596
Trimble Navigation, Ltd. (b)	126,804	3,365,378

		7,609,974

	Shares	Value

Food & Staples Retailing 1.4%
Costco Wholesale Corp. (a)	44,940	$6,370,245

Health Care Equipment & Supplies 0.9%
Intuitive Surgical, Inc. (b)	7,948	4,204,015

Hotels, Restaurants & Leisure 0.3%
Dalata Hotel Group PLC (b)	324,225	1,154,461

Household Durables 8.2%
D.R. Horton, Inc. (a)	176,533	4,464,520
Lennar Corp. Class A (a)	120,086	5,381,054
PulteGroup, Inc.	239,994	5,150,271
Ryland Group, Inc. (The) (a)	62,503	2,410,116
Sekisui House, Ltd.	251,427	3,293,140
Sony Corp.	159,724	3,251,793
Sony Corp., Sponsored ADR	138,299	2,830,980
Toll Brothers, Inc. (a)(b)	69,049	2,366,309
♦Whirlpool Corp.	38,579	7,474,295

		36,622,478

Insurance 1.3%
China Life Insurance Co., Ltd. Class H	1,005,762	3,925,791
China Pacific Insurance Group Co., Ltd. Class H	385,000	1,917,156

		5,842,947

Internet & Catalog Retail 2.1%
Amazon.com, Inc. (b)	12,898	4,002,894
Priceline Group, Inc. (The) (b)	4,800	5,473,008

		9,475,902

Internet Software & Services 1.7%
♦Facebook, Inc. Class A (a)(b)	95,994	7,489,452

Machinery 3.1%
Cummins, Inc. (a)	32,252	4,649,771
Deere & Co. (a)	48,717	4,309,993
Fanuc Corp.	29,626	4,889,434

		13,849,198

Metals & Mining 1.2%
Nippon Steel & Sumitomo Metal Corp.	2,156,466	5,351,732

Oil, Gas & Consumable Fuels 0.8%
Hess Corp.	47,393	3,498,551

Real Estate Investment Trusts 2.3%
Green REIT PLC (b)	1,999,406	3,103,331
Hibernia REIT PLC (b)	2,066,679	2,706,322

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers, as of December 31, 2014, excluding short-term investments. May be subject to change daily.

M-312	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Real Estate Investment Trusts (continued)
Merlin Properties Socimi S.A. (b)	349,845	$4,244,497

		10,054,150

Real Estate Management & Development 4.1%
Deutsche Wohnen A.G.	111,453	2,648,149
♦Kennedy Wilson Europe Real Estate PLC	478,771	7,864,997
Mitsubishi Estate Co., Ltd.	199,874	4,230,204
St. Joe Co. (The) (a)(b)	183,899	3,381,903

		18,125,253

Semiconductors & Semiconductor Equipment 4.1%
First Solar, Inc. (b)	81,911	3,652,821
Intel Corp. (a)	183,888	6,673,295
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (a)	251,691	5,632,845
Texas Instruments, Inc.	40,406	2,160,307

		18,119,268

Software 0.9%
FireEye, Inc. (b)	41,165	1,299,991
Splunk, Inc. (a)(b)	46,131	2,719,422

		4,019,413

Specialty Retail 2.1%
Home Depot, Inc. (The) (a)	64,829	6,805,100
Inditex S.A.	86,462	2,477,391

		9,282,491

Technology Hardware, Storage & Peripherals 1.8%
Blackberry, Ltd. (b)	340,908	3,743,170
EMC Corp.	141,602	4,211,243

		7,954,413

Trading Companies & Distributors 0.4%
Beacon Roofing Supply, Inc. (b)	69,561	1,933,796

Total Common Stocks (Cost $259,189,765)		275,225,648

Exchange-Traded Funds 15.0% (c)
♦Financial Select Sector SPDR Fund	631,250	15,610,813
♦iShares China Large-Cap ETF	256,683	10,683,147
iShares Dow Jones U.S. Home Construction Index Fund (a)	244,180	6,319,378
iShares MSCI Hong Kong ETF	334,555	6,871,760
♦iShares MSCI Japan Index Fund	970,185	10,904,879
Market Vectors Agribusiness ETF	70,361	3,696,063
Market Vectors Gold Miners ETF (a)	192,832	3,544,252
♦SPDR S&P Homebuilders (a)	270,756	9,238,195

Total Exchange-Traded Funds (Cost $66,456,465)		66,868,487

	Shares	Value

Preferred Stock 1.7%
Banks 1.7%
♦Bank of Ireland Trust-Preferred Security 10.24% (d)	5,977,000	$7,576,012

Total Preferred Stock (Cost $8,306,711)		7,576,012

	Number of Contracts
Purchased Options 1.1%
Purchased Call Options 0.7%
CBOE SPX Volatility Index Strike Price $18.00 Expires 1/21/15, European Style	3,504	725,328

	Notional Amount
CNH Put/USD Call, Expiring 2/27/15 at 6.167 CNH to 1 USD, European Style	62,292,012	901,988
TRY Put/USD Call, Expiring 2/5/15 at 2.24 TRY to 1 USD, European Style	29,202,018	1,484,222

Total Purchased Call Options (Cost $2,485,729)		3,111,538

Purchased Put Options 0.4%
EUR Put/USD Call, Expiring 3/6/15 at 1 EUR to 1.23 USD, European Style	21,236,000	648,249

	Number of Contracts
Google, Inc. Strike Price $500.00 Expires 1/17/15, American Style	350	59,500
SPDR S&P 500 ETF Trust Strike Price $204.00 Expires 1/17/15, American Style	5,807	1,184,628

Total Purchased Put Options (Cost $2,139,743)		1,892,377

Total Purchased Options (Cost $4,625,472)		5,003,915

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-313

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value

Short-Term Investment 2.3%
Money Market Fund 2.3%
State Street Institutional Treasury Money Market Fund	10,000,178	$10,000,178

Total Short-Term Investment (Cost $10,000,178)		10,000,178

Total Investments, Before Investments Sold Short (Cost $348,578,591) (h)	82.0%	364,674,240

Common Stocks Sold Short (5.9%)
Aerospace & Defense (2.2%)
Airbus Group N.V.	(86,092)	(4,275,950)
Boeing Co. (The)	(43,855)	(5,700,273)

		(9,976,223)

Food & Staples Retailing (0.4%)
Whole Foods Market, Inc.	(35,965)	(1,813,355)

Food Products (1.8%)
Danone	(58,361)	(3,839,365)
Nestle S.A.	(54,424)	(3,989,363)

		(7,828,728)

Insurance (1.5%)
Allianz SE	(40,273)	(6,691,508)

Total Common Stocks Sold Short (Proceeds $26,988,571)		(26,309,814)

Exchange -Traded Fund Sold Short (3.4%) (c)
iShares JP Morgan USD Emerging Markets Bond	(139,033)	(15,253,310)

Total Exchange-Traded Fund Sold Short (Cost $15,932,937)		(15,253,310)

Total Investments Sold Short (Proceeds $42,921,508) (e)	(9.3)%	(41,563,124)

Total Investments, Net of Investments Sold Short (Cost $305,657,083)	72.7	323,111,116
Other Assets, Less Liabilities	27.3	121,399,736
Net Assets	100.0%	$444,510,852

	Contracts Long	Unrealized Appreciation (Depreciation) (f)
Futures Contracts (0.5%)
H-Shares Index January 2015 (g)	223	$322,117

Total Futures Contracts Long (Notional Amount $17,238,347)		322,117

	Contracts Short	Unrealized Appreciation (Depreciation) (f)
Futures Contracts (continued)
CAC 40 Index 10 Euro January 2015 (g)	(423)	$(1,505,193)
Standard & Poor’s 500 Index Mini March 2015 (g)	(379)	(1,242,550)

Total Futures Contracts Short (Notional Amount $60,784,857)		(2,747,743)

Total Futures Contracts (Notional Amount $43,546,510)		$(2,425,626)

(a)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(M)).

(b)	Non-income producing security.

(c)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	As of December 31, 2014, cash in the amount of $54,812,656 was on deposit with brokers for short sale transactions.

(f)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2014.

(g)	As of December 31, 2014, cash in the amount of $9,257,557 was on deposit with brokers for futures transactions.

(h)	As of December 31, 2014, cost was $350,347,349 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$27,012,241
Gross unrealized depreciation	(12,685,350)

Net unrealized appreciation	$14,326,891

M-314	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

At December 31, 2014, the Portfolio held the following OTC credit default swap contract:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[1]	Notional Amount (000)[2]	(Pay)/ Receive Fixed Rate[3]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[4]
Republic of South Africa
5.50%, due 3/9/20	Citibank N.A.	6/20/2019	Buy	$4,497	1.00%	$(216,588)	$127,679	$(88,909)
							$127,679	$(88,909)

1.	Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

3.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

4.	Represents the difference between the value of the credit default swap contract at the time it was opened and the value at December 31, 2014.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAC—Cotation Assistee en Continu

CBOE—Chicago Board Options Exchange

CNH—Chinese Offshore Yuan

ETF—Exchange-Traded Fund

EUR—Euro

SPDR—Standard & Poor’s Depositary Receipt

TRY—Turkish Lira

USD—United States Dollar

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-315

Portfolio of Investments December 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Banks	$26,562,412	$19,640,634	$—	$46,203,046
Beverages	—	258,372	—	258,372
Building Products	—	2,707,792	—	2,707,792
Construction Materials	4,963,847	9,005,039	—	13,968,886
Electronic Equipment, Instruments & Components	3,365,378	4,244,596	—	7,609,974
Hotels, Restaurants & Leisure	—	1,154,461	—	1,154,461
Household Durables	30,077,545	6,544,933	—	36,622,478
Insurance	—	5,842,947	—	5,842,947
Machinery	8,959,764	4,889,434	—	13,849,198
Metals & Mining	—	5,351,732	—	5,351,732
Real Estate Investment Trusts	—	10,054,150	—	10,054,150
Real Estate Management Development	3,381,903	14,743,350	—	18,125,253
Specialty Retail	6,805,100	2,477,391	—	9,282,491
All Other Industries	104,194,868	—	—	104,194,868
Exchange-Traded Funds	66,868,487	—	—	66,868,487
Preferred Stock	—	7,576,012	—	7,576,012
Short-Term Investment
Money Market Fund	10,000,178	—	—	10,000,178

Total Investments in Securities	265,179,482	94,490,843	—	359,670,325

Other Financial Instruments
Futures Contracts Long (b)	322,117	—	—	322,117
Purchased Call Options	3,111,538	—	—	3,111,538
Purchased Put Options	1,892,377	—	—	1,892,377

Total Other Financial Instruments	5,326,032	—	—	5,326,032

Total Investments in Securities and Other Financial Instruments	$270,505,514	$94,490,843	$—	$364,996,357

M-316	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short
Aerospace & Defense	$(5,700,273)	$(4,275,950)	$—	$(9,976,223)
Food Products	—	(7,828,728)	—	(7,828,728)
Insurance	—	(6,691,508)	—	(6,691,508)
All Other Industries	(1,813,355)	—	—	(1,813,355)
Exchange-Traded Fund Sold Short	(15,253,310)	—	—	(15,253,310)

Total Investments in Securities Sold Short	(22,766,938)	(18,796,186)	—	(41,563,124)

Other Financial Instruments
Futures Contracts Short (b)	(2,747,743)	—	—	(2,747,743)
Credit Default Swap Contracts (b)	—	(88,909)	—	(88,909)

Total Other Financial Instruments	(2,747,743)	(88,909)	—	(2,836,652)

Total Investments in Securities Sold Short and Other Financial Instruments	$(25,514,681)	$(18,885,095)	$—	$(44,399,776)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2014, certain foreign equity securities with a market value of $17,047,779 held by the Portfolio at December 31, 2013, transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-317

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $348,578,591)	$364,674,240
Cash	70,984,030
Cash collateral on deposit at broker	63,898,119
Cash on deposit at broker denominated in foreign currencies (identified cost $169,533)	172,094
Receivables:
Dividends and interest	985,878
Investment securities sold	463,317
Fund shares sold	117,542
Premium paid for swap contract	216,588
Other assets	8,049

Total assets	501,519,857

Liabilities
Investments sold short (proceeds $42,921,508)	41,563,124
Payables:
Investment securities purchased	12,091,545
Unrealized depreciation on futures contracts (a)	2,425,626
Manager (See Note 3)	524,066
Fund shares redeemed	151,080
NYLIFE Distributors (See Note 3)	72,479
Shareholder communication	28,829
Professional fees	26,823
Broker fees and charges on short sales	26,610
Custodian	9,518
Trustees	396
Unrealized depreciation on swap contract	88,909

Total liabilities	57,009,005

Net assets	$444,510,852

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$45,381
Additional paid-in capital	479,043,333

479,088,714
Net investment loss	(3,137)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(49,474,880)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	13,581,114
Net unrealized appreciation (depreciation) on investments sold short	1,358,384
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(39,343)

Net assets	$444,510,852

Initial Class
Net assets applicable to outstanding shares	$100,125,685

Shares of beneficial interest outstanding	10,194,205

Net asset value per share outstanding	$9.82

Service Class
Net assets applicable to outstanding shares	$344,385,167

Shares of beneficial interest outstanding	35,186,395

Net asset value per share outstanding	$9.79

(a)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2014. Margin payments are not paid or received daily.

M-318	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$5,727,162
Interest	529,794

Total income	6,256,956

Expenses
Manager (See Note 3)	6,084,369
Dividends on investments sold short	2,641,337
Distribution and service—Service Class (See Note 3)	851,690
Broker fees and charges on short sales	696,712
Professional fees	91,892
Shareholder communication	78,595
Custodian	68,112
Trustees	7,360
Miscellaneous	15,061

Total expenses	10,535,128

Net investment income (loss)	(4,278,172)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(23,954,134)
Investments sold short	(14,216,870)
Futures transactions	(7,925,544)
Written option transactions	1,790,245
Swap transactions	(554,656)
Foreign currency transactions	(167,407)

Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(45,028,366)

Net change in unrealized appreciation (depreciation) on:
Investments	(11,338,526)
Investments sold short	5,454,941
Futures contracts	(2,868,589)
Swap contracts	(78,399)
Translation of other assets and liabilities in foreign currencies	(37,111)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(8,867,684)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(53,896,050)

Net increase (decrease) in net assets resulting from operations	$(58,174,222)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $252,527.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-319

Statements of Changes in Net Assets

for the year ended December 31, 2014 and for the period May 1, 2013 (inception date) through December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(4,278,172)	$(1,772,927)
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(45,028,366)	(3,902,123)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(8,867,684)	23,767,839

Net increase (decrease) in net assets resulting from operations	(58,174,222)	18,092,789

Capital share transactions:
Net proceeds from sale of shares	239,914,389	326,743,061
Cost of shares redeemed	(78,808,418)	(3,256,747)

Increase (decrease) in net assets derived from capital share transactions	161,105,971	323,486,314

Net increase (decrease) in net assets	102,931,749	341,579,103

Net Assets
Beginning of period	341,579,103	—

End of period	$444,510,852	$341,579,103

Net investment loss at end of period	$(3,137)	$(278,160)

M-320	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,	May 1, 2013** through December 31,
	2014	2013
Net asset value at beginning of period	$11.15	$10.00

Net investment income (loss) (a)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	(1.25)	1.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—

Total from investment operations	(1.33)	1.15

Net asset value at end of period	$9.82	$11.15

Total investment return	(11.93%)	11.50	% (b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.78%)	(1.35	%)††
Net expenses (excluding short sale expenses)	1.46%	1.54	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.21%	2.64	% ††
Short sale expenses	0.75%	1.10	% ††
Portfolio turnover rate	113%	18%
Net assets at end of period (in 000’s)	$100,126	$88,557

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-321

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,	May 1, 2013** through December 31,
	2014	2013
Net asset value at beginning of period	$11.14	$10.00

Net investment income (loss) (a)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	(1.24)	1.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—

Total from investment operations	(1.35)	1.14

Net asset value at end of period	$9.79	$11.14

Total investment return (b)	(12.12%)	11.40	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.04%)	(1.55	%)††
Net expenses (excluding short sales expenses)	1.71%	1.79	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.48%	2.79	% ††
Short sale expenses	0.77%	1.00	% ††
Portfolio turnover rate	113%	18%
Net assets at end of period (in 000’s)	$344,385	$253,022

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.

M-322	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP MFS® Utilities Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	12.68%	14.55%	0.79%
Service Class Shares	12.40	14.27	1.04

Benchmark Performance	One Year	Since Inception (2/17/12)
Dow Jones Global Utilities Index[3]	13.98%	9.02%
Average Lipper Variable Products Utility Portfolio[4]	15.44	13.17

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Utility Portfolio is representative of portfolios that invest primarily in the equity securities of domestic and foreign companies providing utilities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-323

Cost in Dollars of a $1,000 Investment in MainStay VP MFS® Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2014, to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$963.70	$3.86	$1,021.30	$3.97

Service Class Shares	$1,000.00	$962.50	$5.09	$1,020.00	$5.24

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-324	MainStay VP MFS® Utilities Portfolio

Country Composition as of December 31, 2014 (Unaudited)

United States	67.9%
United Kingdom	5.3
Portugal	3.5
Spain	3.4
Italy	2.8
Brazil	2.6
Canada	2.1
Denmark	1.2
Luxembourg	1.1
France	1.0
Israel	1.0
China	0.9
Sweden	0.9
Greece	0.7

Turkey	0.7%
Japan	0.6
Russia	0.6
Australia	0.5
Germany	0.5
Hong Kong	0.5
Malaysia	0.4
Indonesia	0.3
Mexico	0.2
Philippines	0.1
South Africa	0.0	‡
Thailand	0.0	‡
Other Assets, Less Liabilities	1.2

	100.0%

‡	Less than one-tenth of a percent.

Portfolio Composition as of December 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-328 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2014 (excluding short-term investments) (Unaudited)

1.	NextEra Energy, Inc.

2.	Exelon Corp.

3.	PPL Corp.

4.	Dynegy, Inc.

5.	Comcast Corp. Class A
6.	NRG Energy, Inc.

7.	Williams Cos., Inc. (The)

8.	Sempra Energy

9.	Kinder Morgan, Inc.

10.	Dominion Resources, Inc.

M-325

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Maura A. Shaughnessy, CFA, and Claud P. Davis of Massachusetts Financial Services Company (“MFS”), the Portfolio’s Subadvisor.

How did MainStay VP MFS® Utilities Portfolio perform relative to its primary benchmark and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP MFS® Utilities Portfolio returned 12.68% for Initial Class shares and 12.40% for Service Class shares. Both share classes underperformed the 13.98% return of the Dow Jones Global Utilities Index,1 which is the Portfolio’s primary broad-based securities-market index, and the 15.44% return of the average Lipper1 Variable Products Utility Portfolio during the 12 months ended December 31, 2014.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

MainStay VP MFS Utilities Portfolio invested in forward currency contracts during the reporting period to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivative positions had a positive impact on the Portfolio’s performance.

What factors affected the Portfolio’s relative performance during the reporting period?

The primary factors that detracted from the Portfolio’s performance relative to the Dow Jones Global Utilities Index were an out-of-benchmark exposure to the wireless communications industry and an over- weight position in the energy—independent industry. Within wireless communications, the Portfolio’s holdings of Mobile Telesystems and Megafon OAO were among the top relative detractors. Within the energy—independent industry, holdings of EQT Corp. held back relative returns as the stock turned in weak performance over the reporting period. Other top relative detractors included Oi S.A., NRG Energy Inc. and Hellenic Telecommunications Organization S.A. Underweight positions in Duke Energy, Exelon Corp. and PG&E Corp., and not owning shares of Southern Company, also held back relative perfor- mance. On the positive side, the Portfolio’s under- weight position and strong stock selection in the natural gas distribution industry contributed to relative results, led by an underweight position in Centrica PLC. Other top relative contributors included the Portfolio’s holdings of Altice S.A., CMS Energy Corp.

and Cheniere Energy. Not owning shares of weak-performing E.ON S.E., RWE, Origin Energy Ltd., EDF Energy PLC and Ultrapar Participacoes also helped. The Portfolio does not actively manage currency exposure. It does employ forward currency contracts to hedge its exposure to non-U.S. dollar issues. As a result, currency overall had a positive impact on the performance of the Portfolio.

Which industries were the strongest positive contributors to the Portfolio’s relative performance, and which industries were particularly weak?

The natural gas distribution and electric power industries were the two strongest positive industry contributors to the Portfolio’s performance relative to the Dow Jones Global World Utilities Index. (Contributions take weightings and total returns into account.) Wireless communications, energy—independent, and telephone services were the three weakest industries in terms of relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Electric utility distributor NextEra Electric, electric and gas utility company CMS Energy and cable and telecommunications company Altice made the strongest positive contributions to the Portfolio’s absolute performance, while telecommunications companies, Mobile Telesystems and Oi S.A., and electricity and coal-fired power station operator Drax Group were detractors from the Portfolio’s absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio added utilities services holding company Exelon to the Portfolio during the reporting period because of its purchase of Pepco Holdings, good leverage to power and cheap relative valuation. The term “good leverage to power” refers to the fact that a company should benefit with an increase in the price of producing power. The Portfolio also significantly added to its position in utility holding company Dynegy throughout 2014 in light of two asset purchases made by the company. On the other hand, the Portfolio reduced its positions in utility providers

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-326	MainStay VP MFS® Utilities Portfolio

Northeast Utilities and Edison International, mainly because of the stocks’ higher relative valuations and our determination to seek better risk/return opportunities.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio modestly increased its exposure to telephone services and natural gas pipeline while modestly reducing its exposure to natural gas distribution and wireless communications.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the Portfolio held significantly overweight positions relative to the Dow Jones Global Utilities Index in natural gas pipeline and telephone services. As of the same date, the Portfolio held an extremely underweight position in electric power and a significantly underweight position in natural gas distribution.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-327

Portfolio of Investments December 31, 2014

	Principal Amount	Value
Long-Term Bonds 0.1%† Corporate Bond 0.1%
Electric 0.1%
Viridian Group FundCo II 11.125%, due 4/1/17 (a)(b)	$933,000	$998,310

Total Corporate Bond (Cost $917,238)		998,310

Mortgage-Backed Security 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.0%‡
Falcon Franchise Loan LLC Series 2001-1, Class IO 4.312%, due 1/5/23 (a)(b)(c)(d)	15,182	1,213

Total Mortgage-Backed Security (Cost $874)		1,213

Total Long-Term Bonds (Cost $918,112)		999,523

	Shares
Common Stocks 86.7%
Diversified Telecommunication Services 6.3%
Bezeq-The Israeli Telecommunication Corp., Ltd.	6,083,250	10,815,275
BT Group PLC	370,275	2,298,506
Com Hem Holding AB (e)	1,572,288	12,625,012
Hellenic Telecommunications Organization S.A. (e)	893,849	9,754,429
Oi S.A. (e)	311,740	1,053,888
Orange S.A.	25,570	434,850
TDC A/S	2,273,341	17,324,333
Telecom Italia S.p.A. (e)	671,324	711,952
Telecom Italia—RSP S.p.A.	15,948,807	13,330,570
TELUS Corp.	168,574	6,078,124
Verizon Communications, Inc.	251,859	11,781,964
Vivendi S.A. (e)	28,492	710,737
XL Axiata Tbk PT	11,115,500	4,333,567

		91,253,207

Electric Utilities 22.3%
ALLETE, Inc.	192,652	10,622,831
American Electric Power Co., Inc.	386,761	23,484,128
Cheung Kong Infrastructure Holdings, Ltd.	866,000	6,398,742
Cia Paranaense de Energia Class B, Sponsored ADR	162,013	2,133,711
CPFL Energia S.A.	925,817	6,286,118
Edison International	65,781	4,307,340

	Shares	Value
Electric Utilities (continued)
EDP—Energias de Portugal S.A.	6,424,352	$24,845,712
EDP—Energias do Brasil S.A.	2,658,493	8,906,047
Enel S.p.A.	2,855,072	12,765,725
Equatorial Energia S.A.	333,488	3,473,955
♦Exelon Corp.	1,012,967	37,560,816
Iberdrola S.A.	734,138	4,939,410
Light S.A.	498,438	3,162,081
♦NextEra Energy, Inc.	480,787	51,102,850
Northeast Utilities	65,482	3,504,597
NRG Yield, Inc. Class A	98,311	4,634,380
OGE Energy Corp.	753,087	26,719,527
Pinnacle West Capital Corp.	146,038	9,975,856
♦PPL Corp.	1,427,726	51,869,286
Red Electrica Corp. S.A.	145,542	12,776,700
SSE PLC	452,936	11,370,803

		320,840,615

Gas Utilities 3.4%
APA Group	659,081	4,012,978
China Resources Gas Group, Ltd.	3,648,000	9,436,504
Enagas S.A.	442,891	14,018,746
Gas Natural SDG S.A.	266,512	6,704,601
Infraestructura Energetica Nova S.A.B. de C.V.	496,437	2,476,507
Snam S.p.A.	2,377,759	11,729,783

		48,379,119

Independent Power & Renewable Electricity Producers 12.2%
Abengoa Yield PLC	338,736	9,254,268
AES Corp. (The)	1,710,137	23,548,587
Aksa Enerji Uretim AS (e)	1,630,355	2,030,814
Calpine Corp. (e)	1,310,209	28,994,925
China Longyuan Power Group Corp.	4,382,000	4,497,331
Drax Group PLC	970,108	6,896,651
♦Dynegy, Inc. (e)	940,500	28,544,175
EDP Renovaveis S.A.	3,998,566	25,996,117
Enel Green Power S.p.A.	1,214,730	2,523,813
Infinis Energy PLC	751,632	2,574,764
NextEra Energy Partners, L.P.	59,355	2,003,231
♦NRG Energy, Inc.	1,439,643	38,798,379

		175,663,055

Internet Software & Services 0.4%
Rocket Internet A.G. (e)	89,752	5,545,501

Media 10.0%
Altice S.A. (e)	194,081	15,315,283
Astro Malaysia Holdings Bhd	6,980,800	6,030,014
Charter Communications, Inc. Class A (e)	85,955	14,321,822
♦Comcast Corp. Class A	757,238	43,590,405

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2014, excluding short-term investments. May be subject to change daily.

M-328	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Media (continued)
Liberty Global PLC Class A (e)	101,148	$5,078,135
Liberty Global PLC Class C (e)	589,004	28,454,783
Numericable-SFR (e)	7,484	369,038
Quebecor, Inc. Class B	300,140	8,251,396
Time Warner Cable, Inc.	145,079	22,060,713

		143,471,589

Multi-Utilities 9.7%
AGL Energy, Ltd.	309,826	3,368,128
Ameren Corp.	184,395	8,506,141
CMS Energy Corp.	403,824	14,032,884
♦Dominion Resources, Inc.	73,326	5,638,769
DTE Energy Co.	88,683	7,659,551
GDF Suez	621,850	14,523,494
NiSource, Inc.	105,192	4,462,245
NorthWestern Corp.	120,510	6,818,456
PG&E Corp.	178,793	9,518,939
Public Service Enterprise Group, Inc.	754,227	31,232,540
♦Sempra Energy	306,143	34,092,085

		139,853,232

Oil, Gas & Consumable Fuels 16.4%
Access Midstream Partners, L.P.	137,694	7,463,015
Anadarko Petroleum Corp.	130,782	10,789,515
Antero Midstream Partners, L.P. (e)	50,930	1,400,575
Cheniere Energy, Inc. (e)	87,755	6,177,952
Cone Midstream Partners, L.P. (e)	84,760	2,044,411
Enable Midstream Partners, L.P.	112,018	2,172,029
Enbridge, Inc.	297,460	15,295,456
Energen Corp.	155,189	9,894,851
Energy Transfer Equity, L.P.	256,603	14,723,880
Enterprise Products Partners, L.P.	20,179	728,865
EQT Corp.	143,224	10,842,057
JP Energy Partners, L.P. (e)	197,720	2,418,116
♦Kinder Morgan, Inc.	803,547	33,998,074
MarkWest Energy Partners, L.P.	99,466	6,683,120
Noble Energy, Inc.	102,096	4,842,413
ONEOK Partners, L.P.	99,180	3,930,503
ONEOK, Inc.	219,703	10,939,012
Plains All American Pipeline, L.P.	66,330	3,404,056
Plains GP Holdings, L.P. Class A	873,554	22,432,867
SemGroup Corp. Class A	109,243	7,471,129
Spectra Energy Corp.	77,622	2,817,679
Targa Resources Corp.	23,682	2,511,476
Western Gas Equity Partners, L.P.	133,588	8,046,005
♦Williams Cos., Inc. (The)	804,534	36,155,758
Williams Partners, L.P.	186,986	8,367,623

		235,550,437

Real Estate Investment Trusts 1.2%
American Tower Corp.	182,002	17,990,898

	Shares	Value
Wireless Telecommunication Services 4.8%
Advanced Info Service PCL	66,600	$507,159
Cellcom Israel, Ltd. (e)	381,071	3,296,264
Drillisch A.G.	42,146	1,508,056
KDDI Corp.	133,400	8,346,868
Megafon OAO, GDR	236,052	3,252,797
Mobile Telesystems OJSC, Sponsored ADR	803,402	5,768,426
MTN Group, Ltd.	37,369	709,144
Philippine Long Distance Telephone Co.	20,230	1,305,482
SBA Communications Corp. Class A (e)	151,202	16,747,134
T-Mobile U.S., Inc. (e)	55,731	1,501,393
Tim Participacoes S.A., ADR	132,977	2,953,419
Turkcell Iletisim Hizmetleri AS (e)	1,340,018	8,183,196
Vodafone Group PLC	4,503,486	15,431,021

		69,510,359

Total Common Stocks (Cost $1,117,153,402)		1,248,058,012

Convertible Preferred Stocks 6.2%
Electric Utilities 2.5%
♦Exelon Corp. 6.50%	374,099	19,640,197
♦NextEra Energy, Inc.
5.799%	61,759	3,562,877
5.889%	182,821	12,238,038

		35,441,112

Independent Power & Renewable Electricity Producers 1.1%
♦Dynegy, Inc. 5.375% (e)	153,571	15,664,241

Multi-Utilities 1.9%
♦Dominion Resources, Inc.
6.00%	167,596	10,075,872
6.125%	139,236	8,355,552
6.375%	170,418	8,863,440

		27,294,864

Wireless Telecommunication Services 0.7%
T-Mobile U.S., Inc. 5.50%	200,042	10,600,226

Total Convertible Preferred Stocks (Cost $81,736,101)		89,000,443

Preferred Stocks 0.7%
Diversified Telecommunication Services 0.3%
Oi S.A. 18.37% (e)(f)	1,114,425	3,564,428

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-329

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Preferred Stocks (continued)
Electric Utilities 0.4%
Cia Paranaense de Energia Class B 4.06% (f)	455,500	$5,998,603

Total Preferred Stocks (Cost $15,989,300)		9,563,031

	Principal Amount
Short-Term Investments 5.1%
Financial Company Commercial Paper 0.5%
HSBC Americas, Inc. 0.051%, due 1/2/15 (g)	$7,940,000	7,939,990

Total Financial Company Commercial Paper (Cost $7,939,990)		7,939,990

Other Commercial Paper 3.0%
General Electric Co. 0.101%, due 1/2/15 (g)	42,775,000	42,774,881

Total Other Commercial Paper (Cost $42,774,881)		42,774,881

Repurchase Agreement 1.6%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $23,415,550 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $24,830,000 and a Market Value of $23,885,963)	23,415,550	23,415,550

Total Repurchase Agreement (Cost $23,415,550)		23,415,550

Total Short-Term Investments (Cost $74,130,421)		74,130,421

Total Investments (Cost $1,289,927,336) (h)	98.8%	1,421,751,430
Other Assets, Less Liabilities	1.2	17,973,088
Net Assets	100.0%	$1,439,724,518
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Restricted security.

(c)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2014.

(d)	Illiquid security—As of December 31, 2014, the total market value of this security was $1,213, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(e)	Non-income producing security.

(f)	Floating rate—Rate shown was the rate in effect as of December 31, 2014.

(g)	Interest rate shown represents yield to maturity.

(h)	As of December 31, 2014, cost was $1,290,400,974 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$193,649,928
Gross unrealized depreciation	(62,299,472)

Net unrealized appreciation	$131,350,456

M-330	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2014, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	1/9/15	Citibank N.A.	EUR	235,753	USD	299,628	USD	(14,342)
Euro vs. U.S. Dollar	1/9/15	Credit Suisse International		4,492		5,590		(154)
Euro vs. U.S. Dollar	1/9/15	Deutsche Bank A.G.		748,654		933,475		(27,527)
Euro vs. U.S. Dollar	3/18/15	Deutsche Bank A.G.		656,000		820,105		(25,787)
Euro vs. U.S. Dollar	1/9/15	JPMorgan Chase Bank		25,921		31,729		(362)
Euro vs. U.S. Dollar	1/9/15	Merrill Lynch International Bank		489,597		595,255		(2,792)
Euro vs. U.S. Dollar	1/9/15	UBS A.G.		2,828,968		3,579,606		(156,267)
Pound Sterling vs. U.S. Dollar	1/9/15	Barclays Bank PLC	GBP	640,788		1,003,960		(5,260)
Pound Sterling vs. U.S. Dollar	1/9/15	Credit Suisse International		337,373		540,868		(15,054)
Pound Sterling vs. U.S. Dollar	1/9/15	Deutsche Bank A.G.		1,059		1,649		—
Pound Sterling vs. U.S. Dollar	1/9/15	Goldman Sachs & Co.		3,784		5,913		(16)
Pound Sterling vs. U.S. Dollar	1/9/15	JPMorgan Chase Bank		501,027		782,038		(1,161)
Pound Sterling vs. U.S. Dollar	1/9/15	Merrill Lynch International Bank		29,007		45,678		(469)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	1/9/15	Barclays Bank PLC	EUR	645,327	USD	804,776	USD	23,864
Euro vs. U.S. Dollar	1/9/15	Citibank N.A.		4,321,555		5,469,107		239,586
Euro vs. U.S. Dollar	1/9/15	Credit Suisse International		36,921,758		46,618,290		1,939,205
Euro vs. U.S. Dollar	1/9/15	Deutsche Bank A.G.		15,449,433		19,521,081		825,694
Euro vs. U.S. Dollar	1/9/15	Goldman Sachs & Co.		870,004		1,091,501		38,707
Euro vs. U.S. Dollar	1/9/15	JPMorgan Chase Bank		37,607,083		47,549,480		2,041,082
Euro vs. U.S. Dollar	1/9/15	Merrill Lynch International Bank		3,527,717		4,429,947		161,051
Euro vs. U.S. Dollar	1/9/15	Morgan Stanley		1,623,909		2,061,805		96,711
Euro vs. U.S. Dollar	1/9/15	UBS A.G.		434,258		540,805		15,309
Pound Sterling vs. U.S. Dollar	1/9/15	Barclays Bank PLC	GBP	1,355,192		2,161,338		49,199
Pound Sterling vs. U.S. Dollar	1/9/15	Credit Suisse International		7,827,502		12,517,412		317,843
Pound Sterling vs. U.S. Dollar	1/9/15	Deutsche Bank A.G.		287,976		463,106		14,280
Pound Sterling vs. U.S. Dollar	1/9/15	Merrill Lynch International Bank		7,743,897		12,400,678		331,412
Pound Sterling vs. U.S. Dollar	1/9/15	Morgan Stanley		128,019		200,221		697
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	5,845,449
The following abbreviations are used in the preceding pages:

ADR —American Depositary Receipt

EUR —Euro

GBP —British Pound Sterling

GDR —Global Depositary Receipt

USD —U.S. Dollar

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-331

Portfolio of Investments December 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bond	$—	$998,310	$—	$998,310
Mortgage-Backed Security	—	1,213	—	1,213

Total Long-Term Bonds	—	999,523	—	999,523

Common Stocks
Diversified Telecommunication Services	17,860,088	73,393,119	—	91,253,207
Electric Utilities	225,915,322	94,925,293	—	320,840,615
Gas Utilities	2,476,507	45,902,612	—	48,379,119
Independent Power & Renewable Electricty Producers	131,143,565	44,519,490	—	175,663,055
Internet Software & Services	—	5,545,501	—	5,545,501
Media	121,757,254	21,714,335	—	143,471,589
Multi-Utilities	121,961,610	17,891,622	—	139,853,232
Wireless Telecommunication Services	33,519,433	35,990,926	—	69,510,359
All Other Industries	253,541,335	—	—	253,541,335

Total Common Stocks	908,175,114	339,882,898	—	1,248,058,012

Convertible Preferred Stocks	89,000,443	—	—	89,000,443
Preferred Stocks	—	9,563,031	—	9,563,031
Short-Term Investments
Financial Company Commercial Paper	—	7,939,990	—	7,939,990
Other Commercial Paper	—	42,774,881	—	42,774,881
Repurchase Agreement	—	23,415,550	—	23,415,550

Total Short-Term Investments	—	74,130,421	—	74,130,421

Total Investments in Securities	997,175,557	424,575,873	—	1,421,751,430

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	6,094,640	—	6,094,640

Total Investments in Securities and Other Financial Instruments	$997,175,557	$430,670,513	$—	$1,427,846,070

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(249,191)	$—	$(249,191)

Total Other Financial Instruments	$—	$(249,191)	$—	$(249,191)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2014, certain foreign equity securities with a market value of $228,741,080 held by the Portfolio at December 31, 2013, transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying factors provided by a third party vendor in accordance with Portfolio’s policies and procedures. (See Note 2).

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level3). (See Note 2)

M-332	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $1,289,927,336)	$1,421,751,430
Cash denominated in foreign currencies (identified cost $3,599,465)	3,554,142
Due from custodian	350,228
Receivables:
Investment securities sold	16,174,214
Dividends and interest	2,654,257
Fund shares sold	651,863
Other assets	7,426
Unrealized appreciation on foreign currency forward contracts	6,094,640

Total assets	1,451,238,200

Liabilities
Payables:
Investment securities purchased	9,053,159
Fund shares redeemed	889,964
Manager (See Note 3)	879,972
NYLIFE Distributors (See Note 3)	287,693
Shareholder communication	97,021
Professional fees	21,262
Custodian	20,928
Foreign capital gains tax (See Note 2(D))	13,198
Trustees	1,294
Unrealized depreciation on foreign currency forward contracts	249,191

Total liabilities	11,513,682

Net assets	$1,439,724,518

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$107,712
Additional paid-in capital	1,162,055,839

1,162,163,551
Undistributed net investment income	42,587,339
Accumulated net realized gain (loss) on investments and foreign currency transactions	97,417,080
Net unrealized appreciation (depreciation) on investments (a)	131,810,896
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	5,745,652

Net assets	$1,439,724,518

Initial Class
Net assets applicable to outstanding shares	$82,495,265

Shares of beneficial interest outstanding	6,148,096

Net asset value per share outstanding	$13.42

Service Class
Net assets applicable to outstanding shares	$1,357,229,253

Shares of beneficial interest outstanding	101,563,748

Net asset value per share outstanding	$13.36

(a)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $13,198.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-333

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$47,509,555
Interest	173,237

Total income	47,682,792

Expenses
Manager (See Note 3)	9,692,015
Distribution and service—Service Class (See Note 3)	3,150,760
Custodian	312,824
Shareholder communication	229,806
Professional fees	90,937
Trustees	22,307
Miscellaneous	63,265

Total expenses before waiver/reimbursement	13,561,914
Expense waiver/reimbursement from Manager (See Note 3)	(20,960)

Net expenses	13,540,954

Net investment income (loss)	34,141,838

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	98,261,717
Foreign currency transactions	6,602,714

Net realized gain (loss) on investments and foreign currency transactions	104,864,431

Net change in unrealized appreciation (depreciation) on:
Investments (b)	(438,074)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	8,073,801

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	7,635,727

Net realized and unrealized gain (loss) on investments and foreign currency transactions	112,500,158

Net increase (decrease) in net assets resulting from operations	$146,641,996

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,728,350.

(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of change in foreign capital gains tax in the amount of $13,198.

M-334	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$34,141,838	$28,525,253
Net realized gain (loss) on investments and foreign currency transactions	104,864,431	52,257,521
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	7,635,727	99,325,654

Net increase (decrease) in net assets resulting from operations	146,641,996	180,108,428

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(1,394,204)	(1,515,367)
Service Class	(20,437,467)	(21,599,728)

	(21,831,671)	(23,115,095)

From net realized gain on investments:
Initial Class	(3,353,741)	(836,734)
Service Class	(54,913,045)	(12,834,886)

	(58,266,786)	(13,671,620)

Total dividends and distributions to shareholders	(80,098,457)	(36,786,715)

Capital share transactions:
Net proceeds from sale of shares	238,865,242	221,480,430
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	80,098,457	36,786,715
Cost of shares redeemed	(111,170,141)	(86,668,372)

Increase (decrease) in net assets derived from capital share transactions	207,793,558	171,598,773

Net increase (decrease) in net assets	274,337,097	314,920,486

Net Assets
Beginning of year	1,165,387,421	850,466,935

End of year	$1,439,724,518	$1,165,387,421

Undistributed net investment income at end of year	$42,587,339	$23,866,640

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-335

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,			February 17, 2012** through December 31,
	2014		2013	2012
Net asset value at beginning of period	$12.65		$10.89	$10.00

Net investment income (loss) (a)	0.38		0.37	0.33
Net realized and unrealized gain (loss) on investments	1.05		1.88	0.56
Net realized and unrealized gain (loss) on foreign currency transactions	0.16		(0.05)	(0.00	)‡

Total from investment operations	1.59		2.20	0.89

Less dividends and distributions:
From net investment income	(0.24)		(0.28)	—
From net realized gain on investments	(0.58)		(0.16)	—

Total dividends and distributions	(0.82)		(0.44)	—

Net asset value at end of period	$13.42		$12.65	$10.89

Total investment return	12.68%		20.33%	8.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.81%		3.03%	3.66	%††
Net expenses	0.78	%(d)	0.79%	0.80	%††
Portfolio turnover rate	47%		45%	43%
Net assets at end of period (in 000’s)	$82,495		$70,290	$56,565

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes expense waiver/reimbursement less than one-hundreth of a percent.

M-336	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,			February 17, 2012** through December 31,
	2014		2013	2012
Net asset value at beginning of period	$12.61		$10.87	$10.00

Net investment income (loss) (a)	0.35		0.34	0.30
Net realized and unrealized gain (loss) on investments	1.04		1.87	0.57
Net realized and unrealized gain (loss) on foreign currency transactions	0.16		(0.05)	(0.00	)‡

Total from investment operations	1.55		2.16	0.87

Less dividends and distributions:
From net investment income	(0.22)		(0.26)	—
From net realized gain on investments	(0.58)		(0.16)	—

Total dividends and distributions	(0.80)		(0.42)	—

Net asset value at end of period	$13.36		$12.61	$10.87

Total investment return	12.40%		20.03%	8.70	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53%		2.78%	3.26	%††
Net expenses	1.03	%(d)	1.04%	1.05	%††
Portfolio turnover rate	47%		45%	43%
Net assets at end of period (in 000’s)	$1,357,229		$1,095,097	$793,902

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes expense waiver/reimbursement less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-337

MainStay VP Mid Cap Core Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	14.38%	18.05%	9.75%	0.92%
Service Class Shares	14.10	17.75	9.48	1.17

Benchmark Performance	One Year	Five Years	Ten Years
Russell Midcap® Index[3]	13.22%	17.19%	9.56%
Average Lipper Variable Products Mid-Cap Core Portfolio[4]	9.29	15.39	8.48

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mid-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. diversified equity large-cap floor. Mid-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P MidCap 400® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-338	MainStay VP Mid Cap Core Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,050.60	$4.45	$1,020.90	$4.38

Service Class Shares	$1,000.00	$1,049.30	$5.73	$1,019.60	$5.65

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.86% for Initial Class and 1.11% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-339

Industry Composition as of December 31, 2014 (Unaudited)

Specialty Retail	6.5%
Health Care Providers & Services	6.3
Real Estate Investment Trusts	5.8
Insurance	5.1
IT Services	3.8
Oil, Gas & Consumable Fuels	3.6
Hotels, Restaurants & Leisure	3.3
Software	3.3
Capital Markets	3.0
Aerospace & Defense	2.9
Communications Equipment	2.9
Semiconductors & Semiconductor Equipment	2.7
Technology Hardware, Storage & Peripherals	2.7
Food Products	2.6
Airlines	2.5
Commercial Services & Supplies	2.5
Biotechnology	2.4
Diversified Financial Services	2.2
Health Care Equipment & Supplies	2.2
Beverages	2.0
Electric Utilities	1.9
Household Durables	1.7
Internet Software & Services	1.7
Diversified Consumer Services	1.6
Diversified Telecommunication Services	1.5
Media	1.5
Machinery	1.4
Multi-Utilities	1.4
Food & Staples Retailing	1.3
Multiline Retail	1.3

Pharmaceuticals	1.3%
Automobiles	1.1
Metals & Mining	1.1
Internet & Catalog Retail	1.0
Road & Rail	1.0
Trading Companies & Distributors	1.0
Chemicals	0.9
Exchange-Traded Funds	0.9
Tobacco	0.9
Consumer Finance	0.7
Life Sciences Tools & Services	0.7
Textiles, Apparel & Luxury Goods	0.7
Auto Components	0.6
Gas Utilities	0.6
Professional Services	0.6
Banks	0.5
Household Products	0.5
Building Products	0.4
Containers & Packaging	0.4
Electronic Equipment, Instruments & Components	0.4
Real Estate Management & Development	0.4
Construction & Engineering	0.2
Energy Equipment & Services	0.2
Paper & Forest Products	0.2
Thrifts & Mortgage Finance	0.1
Wireless Telecommunication Services	0.0	‡
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-343 for specific holdings within these categories.

‡Less	than one-tenth of a percent.

Top Ten Holdings as of December 31, 2014 (excluding short-term investment) (Unaudited)

1.	Kroger Co. (The)

2.	Southwest Airlines Co.

3.	Crown Castle International Corp.

4.	Western Digital Corp.

5.	HCA Holdings, Inc.
6.	Lorillard, Inc.

7.	SanDisk Corp.

8.	AmerisourceBergen Corp.

9.	Staples, Inc.

10.	Public Service Enterprise Group, Inc.

M-340	MainStay VP Mid Cap Core Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), the Portfolio’s Subadvisor.

How did MainStay VP Mid Cap Core Portfolio perform relative to its primary benchmark and peers for the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Mid Cap Core Portfolio returned 14.38% for Initial Class shares and 14.10% for Service Class shares. Over the same period, both share classes outperformed the 13.22% return of the Russell Midcap® Index,1 which is the Portfolio’s primary broad-based securities-market index. Both share classes also outperformed the 9.29% return of the average Lipper1 Variable Products Mid-Cap Core Portfolio for the 12 months ended December 31, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

A significant drop in the price of crude oil during the second half of 2014 caused energy stocks to sharply underperform relative to the Russell Midcap® Index. Upstream energy companies, which primarily engage in locating, testing, drilling and extraction of oil and gas, were most directly and acutely affected, while midstream (energy transportation/storage) and downstream (refining and marketing) stocks also suffered, but to a lesser degree. Our positive exposure to the overall energy sector detracted from the Portfolio’s relative performance. Within the energy sector, however, the Portfolio favored stocks with greater downstream energy exposure, which helped the Portfolio from a stock-selection standpoint. The significant underperformance of energy stocks also manifested as the underperformance of operating-cash-flow-based valuation factors. This is because energy stocks tend to score much better in terms of operating cash flow than free cash flow, given the capital-expenditure-intensive nature of their business. A collapse in oil prices also provided tailwinds for the airline industry, as reduced fuel costs are likely to increase margins for air carriers. Since the U.S. dollar’s significant appreciation against most major currencies provided headwinds for many U.S. companies with global operations, domestically oriented airlines such as Southwest Airlines performed exceptionally well, which helped the Portfolio’s relative performance during the reporting period. Low oil prices also provided support for the consumer discretionary sector, in the expectation that lower fuel costs would translate into greater discretionary income for consumers. This was beneficial for the Portfolio, particularly during the last quarter of 2014, as we had an overweight position relative to the Russell Midcap® Index in the consumer discretionary sector.

While geopolitical unrest, plunging commodity prices, and weak overseas economies did not derail domestic equity markets, the ascent of the U.S. market was punctuated with volatility spikes and several risk episodes, which were reflected in a measure of risk aversion, causing the outperformance of large, defensive, high-yielding and lower beta2 segments of the market during the reporting period. Investors particularly sought safety in yield-heavy utilities and real estate investment trusts (REIT), pushing them to become the market leaders of 2014. Unfortunately, the Portfolio was underweight in utilities and REITs, which detracted from relative performance during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive sector contributions to the Portfolio’s relative performance came from industrials, information technology and health care. (Contributions take weightings and total returns into account.) In each of these sectors, the main driver was stock selection. The sectors that detracted the most from the Portfolio’s relative performance were materials, utilities and financials. Unfavorable stock selection was the primary reason for weakness in materials and financials, while an underweight position in the utilities sector—the best-performing sector in the Russell Midcap® Index in 2014—detracted from the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive individual contribution to the Portfolio’s absolute performance came from domestically oriented air carrier Southwest Airlines. The Portfolio held an overweight position relative to the Russell Midcap® Index in the stock. Southwest Airlines’ share price more than doubled in 2014, helped by strong earnings, even after an impressive ascent in 2013. The Portfolio held a large position in Southwest Airlines because of its weight in the Index and the

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

M-341

return potential we perceived in the stock. The Portfolio also held an overweight position in semiconductor device maker Skyworks Solutions, which also more than doubled in value in 2014. Consolidation improved industry fundamentals, and growth in mobile data and devices helped increase the company’s content in next-generation devices.

The Portfolio held a large position in drilling service provider Superior Energy Services, but the stock price dropped over concerns that low crude oil prices would reduce the demand for their services. While we trimmed the position substantially during the fourth quarter, Superior Energy Services was the weakest individual contributor to the Portfolio’s absolute performance during the reporting period. Video game retailer GameStop, whose share price was quite volatile during the year, was another weak contributor to the Portfolio’s absolute performance. The company faced reduced profit margins from consoles and weak revenues during the holiday period, leading GameStop to cut its earnings forecast. As a result, the company’s stock price fell in January—the most in 11 years. The Portfolio had a sizeable long position in the stock at the time; and while the position was quickly reduced, it hurt the Portfolio’s absolute performance. Nu Skin Enterprises, a multilevel marketer of personal care products, also had a challenging 2014 because their Chinese business was accused of pyramid schemes. We exited the Portfolio’s entire position by the end of the first quarter of 2014.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio started buying shares of Royal Caribbean Cruises in February on the basis of valuation that we found attractive. As the company’s momentum score later started to improve, we purchased shares to become as overweight as our model would allow. The Portfolio also purchased shares of interactive game publisher and distributor Electronic Arts in February, based on improved valuation and momentum readings. We continued to increase the position throughout the year, as the stock’s return potential remained high during the reporting period.

The Portfolio sold its entire position in Wynn Resorts, which operates luxury hotels and destination casinos. A substantial portion of the position was sold in May to reduce the position to neutral relative to the bench-

mark when the company’s momentum reading started to deteriorate. We sold the remainder of the position in June. The Portfolio held a position in Herbalife, a global nutritional supplement company. Hedge fund manager Bill Ackman has accused Herbalife of working a pyramid scheme, and the share price fell in January after a U.S. senator called for a probe into the company’s practices. Although the stock remained attractive in terms of valuation throughout the year, we believed weak momentum and sentiment reduced its return potential. The Portfolio started trimming its position in March and sold out of the entire position by August.

How did the Portfolio’s sector weightings change during the reporting period?

Consumer staples saw the most substantial increase in relative sector weighting during the reporting period, followed by utilities and health care. The Portfolio moved from a neutral to an overweight position in consumer staples, with the increase resulting from purchases of stocks in food products and beverages. The Portfolio also bought utilities stocks whose positive momentum helped reduce the extent to which the Portfolio was underweight relative to the Russell Midcap® Index. Purchases among HMOs, biotechnology and hospital stocks increased the Portfolio’s overweight position in the health care sector.

Information technology saw the most substantial decrease in relative sector weighting, as the Portfolio moved from a substantially overweight position to a modestly overweight position. The Portfolio sold packaging and paper products stocks, causing an already underweight position in the materials sector to become even more substantially underweight. The Portfolio decreased its exposure to the industrials sector, moving from a modestly overweight position to one that was neutral relative to the Russell Midcap® Index.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the Portfolio was most substantially overweight in the consumer discretionary sector, followed by consumer staples and information technology. As of the same date, the Portfolio’s most substantially underweight sector was financials, followed by materials and utilities. The Portfolio’s stance on these underweight sectors remained consistently negative throughout the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-342	MainStay VP Mid Cap Core Portfolio

Portfolio of Investments December 31, 2014

	Shares	Value
Common Stocks 99.1%†
Aerospace & Defense 2.9%
Alliant Techsystems, Inc.	5,108	$593,805
Huntington Ingalls Industries, Inc.	43,886	4,935,420
L-3 Communications Holdings, Inc.	52,288	6,599,268
Spirit AeroSystems Holdings, Inc. Class A (a)	135,375	5,826,540
Textron, Inc.	156,205	6,577,792
Vectrus, Inc. (a)	73,974	2,026,888

		26,559,713

Airlines 2.5%
Alaska Air Group, Inc.	107,393	6,417,806
♦Southwest Airlines Co.	220,138	9,316,240
United Continental Holdings, Inc. (a)	107,403	7,184,187

		22,918,233

Auto Components 0.6%
Lear Corp.	58,029	5,691,484

Automobiles 1.1%
Harley-Davidson, Inc.	105,358	6,944,146
Tesla Motors, Inc. (a)	13,252	2,947,377

		9,891,523

Banks 0.5%
CIT Group, Inc.	73,049	3,493,934
Comerica, Inc.	4,995	233,966
Fifth Third Bancorp	3,316	67,563
SVB Financial Group (a)	5,858	679,938
Zions Bancorp.	3,328	94,881

		4,570,282

Beverages 2.0%
Coca-Cola Enterprises, Inc.	108,682	4,805,918
Dr. Pepper Snapple Group, Inc.	96,865	6,943,283
Molson Coors Brewing Co. Class B	83,810	6,245,521

		17,994,722

Biotechnology 2.4%
Alnylam Pharmaceuticals, Inc. (a)	10,746	1,042,362
Cubist Pharmaceuticals, Inc. (a)	38,769	3,902,100
Myriad Genetics, Inc. (a)	154,094	5,248,442
United Therapeutics Corp. (a)	45,050	5,833,524
Vertex Pharmaceuticals, Inc. (a)	46,865	5,567,562

		21,593,990

Building Products 0.4%
Masco Corp.	126,861	3,196,897

Capital Markets 3.0%
Ameriprise Financial, Inc.	10,806	1,429,094
Eaton Vance Corp.	134,551	5,507,172

	Shares	Value
Capital Markets (continued)
Interactive Brokers Group, Inc. Class A	185,181	$5,399,878
Lazard, Ltd. Class A	116,403	5,823,642
Legg Mason, Inc.	104,645	5,584,904
LPL Financial Holdings, Inc.	5,449	242,753
Raymond James Financial, Inc.	12,156	696,417
Waddell & Reed Financial, Inc. Class A	59,065	2,942,618

		27,626,478

Chemicals 0.9%
Eastman Chemical Co.	17,948	1,361,535
Mosaic Co. (The)	96,047	4,384,546
Westlake Chemical Corp.	36,875	2,252,694

		7,998,775

Commercial Services & Supplies 2.5%
ADT Corp. (The)	91,056	3,298,959
Cintas Corp.	80,727	6,332,226
Clean Harbors, Inc. (a)	52,776	2,535,887
Covanta Holding Corp.	124,908	2,749,225
KAR Auction Services, Inc.	76,380	2,646,567
Pitney Bowes, Inc.	225,794	5,502,600
Republic Services, Inc.	5,927	238,561

		23,304,025

Communications Equipment 2.9%
ARRIS Group, Inc. (a)	185,640	5,604,472
Brocade Communications Systems, Inc.	334,970	3,966,045
EchoStar Corp. Class A (a)	91,737	4,816,192
F5 Networks, Inc. (a)	98	12,786
Harris Corp.	78,722	5,653,814
Juniper Networks, Inc.	234,680	5,238,058
Riverbed Technology, Inc. (a)	86,101	1,757,321

		27,048,688

Construction & Engineering 0.2%
AECOM Technology Corp. (a)	44,234	1,343,387

Consumer Finance 0.7%
Navient Corp.	58,942	1,273,737
Synchrony Financial (a)	185,080	5,506,130

		6,779,867

Containers & Packaging 0.4%
Ball Corp.	42,055	2,866,889
Crown Holdings, Inc. (a)	4,727	240,604
Rock-Tenn Co. Class A	11,274	687,489

		3,794,982

Diversified Consumer Services 1.6%
Apollo Education Group, Inc. (a)	91,857	3,133,242
DeVry Education Group, Inc.	111,295	5,283,174

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-343

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Diversified Consumer Services (continued)
Graham Holdings Co. Class B	848	$732,426
H&R Block, Inc.	176,242	5,935,831

		15,084,673

Diversified Financial Services 2.2%
McGraw Hill Financial, Inc.	8,445	751,436
Moody’s Corp.	75,650	7,248,027
NASDAQ OMX Group, Inc. (The)	123,082	5,903,013
Voya Financial, Inc.	139,051	5,892,981

		19,795,457

Diversified Telecommunication Services 1.5%
Frontier Communications Corp.	878,369	5,858,721
Level 3 Communications, Inc. (a)	50,030	2,470,482
Windstream Holdings, Inc.	626,458	5,162,014

		13,491,217

Electric Utilities 1.9%
Edison International	67,689	4,432,276
Entergy Corp.	82,754	7,239,320
Pinnacle West Capital Corp.	16,717	1,141,938
PPL Corp.	4,691	170,424
Xcel Energy, Inc.	125,920	4,523,046

		17,507,004

Electronic Equipment, Instruments & Components 0.4%
CDW Corp.	1,615	56,799
Dolby Laboratories, Inc. Class A	30,817	1,328,829
Jabil Circuit, Inc.	85,854	1,874,193

		3,259,821

Energy Equipment & Services 0.2%
Cameron International Corp. (a)	8,042	401,698
Helmerich & Payne, Inc.	441	29,732
Nabors Industries, Ltd.	17,757	230,486
Superior Energy Services, Inc.	78,418	1,580,123

		2,242,039

Food & Staples Retailing 1.3%
♦Kroger Co. (The)	151,847	9,750,096
Rite Aid Corp. (a)	171,189	1,287,341
Safeway, Inc.	32,078	1,126,580

		12,164,017

Food Products 2.6%
Bunge, Ltd.	75,252	6,841,159
ConAgra Foods, Inc.	58,121	2,108,630
Hormel Foods Corp.	6,740	351,154
Ingredion, Inc.	57,043	4,839,528
Keurig Green Mountain, Inc.	9,848	1,303,826
Pilgrim’s Pride Corp. (a)	162,565	5,330,506
Tyson Foods, Inc. Class A	78,341	3,140,691

		23,915,494

	Shares	Value
Gas Utilities 0.6%
UGI Corp.	140,977	$5,354,306

Health Care Equipment & Supplies 2.2%
Alere, Inc. (a)	43,526	1,653,988
C.R. Bard, Inc.	40,011	6,666,633
Edwards Lifesciences Corp. (a)	52,973	6,747,701
Hill-Rom Holdings, Inc.	117,484	5,359,620

		20,427,942

Health Care Providers & Services 6.3%
♦AmerisourceBergen Corp.	86,451	7,794,422
Centene Corp. (a)	56,749	5,893,384
Cigna Corp.	57,197	5,886,143
Community Health Systems, Inc. (a)	114,187	6,156,963
♦HCA Holdings, Inc. (a)	116,702	8,564,760
Health Net, Inc. (a)	106,692	5,711,223
Humana, Inc.	41,406	5,947,144
LifePoint Hospitals, Inc. (a)	78,016	5,610,130
Tenet Healthcare Corp. (a)	1,857	94,094
Universal Health Services, Inc. Class B	53,581	5,961,422

		57,619,685

Hotels, Restaurants & Leisure 3.3%
Brinker International, Inc.	97,266	5,708,542
Hilton Worldwide Holdings, Inc. (a)	183,084	4,776,662
Marriott International, Inc. Class A	51,879	4,048,118
Royal Caribbean Cruises, Ltd.	89,426	7,371,385
SeaWorld Entertainment, Inc.	106,926	1,913,975
Wyndham Worldwide Corp.	70,392	6,036,818

		29,855,500

Household Durables 1.7%
Harman International Industries, Inc.	55,215	5,891,993
Leggett & Platt, Inc.	137,790	5,871,232
Tupperware Brands Corp.	44,349	2,793,987
Whirlpool Corp.	7,700	1,491,798

		16,049,010

Household Products 0.5%
Energizer Holdings, Inc.	25,539	3,283,294
Spectrum Brands Holdings, Inc.	16,136	1,543,892

		4,827,186

Insurance 5.1%
Alleghany Corp. (a)	10,404	4,822,254
Allied World Assurance Co. Holdings, A.G.	74,521	2,825,836
Aspen Insurance Holdings, Ltd.	118,774	5,198,738
Assurant, Inc.	56,339	3,855,278
Assured Guaranty, Ltd.	80,995	2,105,060
CNA Financial Corp.	26,073	1,009,286
Endurance Specialty Holdings, Ltd.	62,030	3,711,875
Everest Re Group, Ltd.	4,475	762,092
Lincoln National Corp.	122,902	7,087,758

M-344	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Insurance (continued)
PartnerRe, Ltd.	1,745	$199,157
Reinsurance Group of America, Inc.	53,204	4,661,734
StanCorp Financial Group, Inc.	78,066	5,453,691
Validus Holdings, Ltd.	113,776	4,728,531
W.R. Berkley Corp.	834	42,751
White Mountains Insurance Group, Ltd.	618	389,408

		46,853,449

Internet & Catalog Retail 1.0%
Expedia, Inc.	70,309	6,001,576
Liberty Interactive Corp. Class A (a)	68,420	2,012,916
Netflix, Inc. (a)	4,178	1,427,247

		9,441,739

Internet Software & Services 1.7%
AOL, Inc. (a)	118,902	5,489,705
Equinix, Inc.	921	208,818
Rackspace Hosting, Inc. (a)	57,861	2,708,474
Twitter, Inc. (a)	34,063	1,221,840
VeriSign, Inc. (a)	99,087	5,647,959

		15,276,796

IT Services 3.8%
Amdocs, Ltd.	5,614	261,921
Booz Allen Hamilton Holding Corp.	200,869	5,329,055
Broadridge Financial Solutions, Inc.	117,187	5,411,696
Computer Sciences Corp.	99,265	6,258,658
CoreLogic, Inc. (a)	34,156	1,078,988
Genpact, Ltd. (a)	15,630	295,876
Leidos Holdings, Inc.	61,789	2,689,057
Vantiv, Inc. Class A (a)	85,117	2,887,169
Western Union Co. (The)	202,477	3,626,363
Xerox Corp.	524,363	7,267,671

		35,106,454

Life Sciences Tools & Services 0.7%
Agilent Technologies, Inc.	46,496	1,903,546
Bruker Corp. (a)	48,101	943,742
Illumina, Inc. (a)	19,434	3,587,128

		6,434,416

Machinery 1.4%
Allison Transmission Holdings, Inc.	166,240	5,635,536
Dover Corp.	23,225	1,665,697
Ingersoll-Rand PLC	37,667	2,387,711
Joy Global, Inc.	2,462	114,532
Parker Hannifin Corp.	5,234	674,924
Stanley Black & Decker, Inc.	24,607	2,364,241

		12,842,641

Media 1.5%
Cablevision Systems Corp. Class A	124,262	2,564,768
Clear Channel Outdoor Holdings, Inc. Class A	5,201	55,078

	Shares	Value
Media (continued)
Discovery Communications, Inc. Class A (a)	31,958	$1,100,953
Discovery Communications, Inc. Class C (a)	31,999	1,079,006
Interpublic Group of Cos., Inc. (The)	54,392	1,129,722
John Wiley & Sons, Inc. Class A	46,016	2,725,988
Liberty Broadband Corp. Class C (a)	1	50
Liberty Media Corp. Class C (a)	12,865	450,661
Live Nation Entertainment, Inc. (a)	3,114	81,306
News Corp. Class A (a)	247,322	3,880,482
Omnicom Group, Inc.	8,863	686,617

		13,754,631

Metals & Mining 1.1%
Alcoa, Inc.	340,136	5,370,747
Newmont Mining Corp.	69,531	1,314,136
United States Steel Corp.	130,336	3,485,185

		10,170,068

Multi-Utilities 1.4%
Ameren Corp.	1,168	53,880
CenterPoint Energy, Inc.	8,844	207,215
Consolidated Edison, Inc.	75,651	4,993,723
DTE Energy Co.	2,090	180,513
♦Public Service Enterprise Group, Inc.	179,350	7,426,883

		12,862,214

Multiline Retail 1.3%
Big Lots, Inc.	122,651	4,908,493
Dillard’s, Inc. Class A	31,784	3,978,721
Dollar Tree, Inc. (a)	47,984	3,377,114
Nordstrom, Inc.	570	45,252

		12,309,580

Oil, Gas & Consumable Fuels 3.6%
Cheniere Energy, Inc. (a)	33,166	2,334,886
Chesapeake Energy Corp.	162,525	3,180,614
CVR Energy, Inc.	53,418	2,067,811
Golar LNG, Ltd.	1	36
HollyFrontier Corp.	67,203	2,518,768
Kosmos Energy, Ltd. (a)	251,468	2,109,817
Murphy Oil Corp.	93,676	4,732,512
Newfield Exploration Co. (a)	42,059	1,140,640
Noble Energy, Inc.	73	3,462
ONEOK, Inc.	29,001	1,443,960
PBF Energy, Inc. Class A	48,232	1,284,900
Southwestern Energy Co. (a)	4,482	122,314
Targa Resources Corp.	39,831	4,224,078
Tesoro Corp.	84,721	6,299,006
WPX Energy, Inc. (a)	141,358	1,643,994

		33,106,798

Paper & Forest Products 0.2%
Domtar Corp.	7,186	289,021
International Paper Co.	35,736	1,914,735

		2,203,756

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-345

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Pharmaceuticals 1.3%
Hospira, Inc. (a)	105,877	$6,484,966
Mylan, Inc. (a)	100,117	5,643,596

		12,128,562

Professional Services 0.6%
IHS, Inc. Class A (a)	49,633	5,652,206
Robert Half International, Inc.	3,594	209,818

		5,862,024

Real Estate Investment Trusts 5.8%
American Capital Agency Corp.	3,578	78,108
CBL & Associates Properties, Inc.	279,794	5,433,599
Columbia Property Trust, Inc.	3,456	87,610
♦Crown Castle International Corp.	109,516	8,618,909
Digital Realty Trust, Inc.	92,217	6,113,987
Equity Lifestyle Properties, Inc.	106,202	5,474,713
HCP, Inc.	8,610	379,098
Health Care REIT, Inc.	8,680	656,816
Home Properties, Inc.	4,470	293,232
Hospitality Properties Trust	132,446	4,105,826
Host Hotels & Resorts, Inc.	229,914	5,465,056
Iron Mountain, Inc.	79,948	3,090,790
Omega Healthcare Investors, Inc.	70,233	2,744,003
Taubman Centers, Inc.	11,885	908,252
Ventas, Inc.	4,037	289,453
Vornado Realty Trust	10,202	1,200,877
Washington Prime Group, Inc.	89,920	1,548,422
Weyerhaeuser Co.	185,817	6,668,972

		53,157,723

Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.	21,616	3,240,887

Road & Rail 1.0%
AMERCO	5,223	1,484,690
Avis Budget Group, Inc. (a)	98,716	6,547,832
Con-way, Inc.	31,116	1,530,285

		9,562,807

Semiconductors & Semiconductor Equipment 2.7%
Avago Technologies, Ltd.	80	8,047
Broadcom Corp. Class A	78,703	3,410,201
Lam Research Corp.	62,891	4,989,772
NVIDIA Corp.	165,601	3,320,300
Skyworks Solutions, Inc.	97,751	7,107,475
Teradyne, Inc.	280,039	5,541,972

		24,377,767

Software 3.3%
Activision Blizzard, Inc.	91,217	1,838,022
Citrix Systems, Inc. (a)	99,173	6,327,237
Electronic Arts, Inc. (a)	154,912	7,283,188

	Shares	Value
Software (continued)
Intuit, Inc.	32,872	$3,030,470
Nuance Communications, Inc. (a)	368,626	5,260,293
PTC, Inc. (a)	144,817	5,307,543
Rovi Corp. (a)	301	6,800
Synopsys, Inc. (a)	32,304	1,404,255

		30,457,808

Specialty Retail 6.5%
Abercrombie & Fitch Co. Class A	10,179	291,527
Ascena Retail Group, Inc. (a)	156,028	1,959,712
AutoZone, Inc. (a)	1,094	677,306
Bed Bath & Beyond, Inc. (a)	1,390	105,876
Best Buy Co., Inc.	173,896	6,778,466
Chico’s FAS, Inc.	178,224	2,889,011
CST Brands, Inc.	127,102	5,542,918
Dick’s Sporting Goods, Inc.	107,714	5,348,000
Foot Locker, Inc.	54,602	3,067,540
GameStop Corp. Class A	62,285	2,105,233
Gap, Inc. (The)	159,772	6,727,999
Michaels Cos., Inc. (The) (a)	86,180	2,131,232
Murphy USA, Inc. (a)	62,928	4,333,222
O’Reilly Automotive, Inc. (a)	25,703	4,950,912
PetSmart, Inc.	39,238	3,189,853
Signet Jewelers, Ltd.	11,199	1,473,453
♦Staples, Inc.	412,977	7,483,143
Urban Outfitters, Inc. (a)	32,063	1,126,373

		60,181,776

Technology Hardware, Storage & Peripherals 2.7%
Lexmark International, Inc. Class A	121,075	4,996,765
NetApp, Inc.	91,318	3,785,131
♦SanDisk Corp.	80,122	7,850,354
♦Western Digital Corp.	77,693	8,600,615

		25,232,865

Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	38,275	1,437,609
Deckers Outdoor Corp. (a)	57,798	5,261,930

		6,699,539

Thrifts & Mortgage Finance 0.1%
Nationstar Mortgage Holdings, Inc. (a)	40,848	1,151,505

Tobacco 0.9%
♦Lorillard, Inc.	128,224	8,070,419

Trading Companies & Distributors 1.0%
HD Supply Holdings, Inc. (a)	19,768	582,958
United Rentals, Inc. (a)	59,701	6,090,099
Veritiv Corp. (a)	55,159	2,861,098

		9,534,155

M-346	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services 0.0%‡
Telephone & Data Systems, Inc.	14,265	$360,191

Total Common Stocks (Cost $765,346,394)		912,286,967

Exchange-Traded Funds 0.9% (b)
S&P 500 Index—SPDR Trust Series 1	18,962	3,896,691
S&P Midcap 400 Index—Midcap SPDR Trust Series 1	14,760	3,896,197

Total Exchange-Traded Funds (Cost $7,741,531)		7,792,888

	Principal Amount
Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $247,859 (Collateralized by a Federal National Mortgage Association security with a rate of 2.11% and a maturity date of 11/7/22, with a Principal Amount of $265,000 and a Market Value of $254,738)	$247,859	247,859

Total Short-Term Investment (Cost $247,859)		247,859

Total Investments (Cost $773,335,784) (c)	100.0%	920,327,714
Other Assets, Less Liabilities	(0.0)‡	(119,895)
Net Assets	100.0%	$920,207,819
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of December 31, 2014, cost was $777,889,278 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$154,107,387
Gross unrealized depreciation	(11,668,951)

Net unrealized appreciation	$142,438,436

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-347

Portfolio of Investments December 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$912,286,967	$—	$—	$912,286,967
Exchange-Traded Funds	7,792,888	—	—	7,792,888
Short-Term Investment
Repurchase Agreement	—	247,859	—	247,859

Total Investments in Securities	$920,079,855	$247,859	$—	$920,327,714

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-348	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $773,335,784)	$920,327,714
Receivables:
Dividends	1,013,202
Investment securities sold	696,818
Fund shares sold	170,361
Other assets	1,054

Total assets	922,209,149

Liabilities
Due to custodian	696,818
Payables:
Manager (See Note 3)	633,539
Fund shares redeemed	483,197
NYLIFE Distributors (See Note 3)	101,115
Shareholder communication	61,119
Professional fees	21,304
Custodian	3,418
Trustees	820

Total liabilities	2,001,330

Net assets	$920,207,819

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$58,498
Additional paid-in capital	641,672,705

641,731,203
Undistributed net investment income	4,356,949
Accumulated net realized gain (loss) on investments	127,127,737
Net unrealized appreciation (depreciation) on investments	146,991,930

Net assets	$920,207,819

Initial Class
Net assets applicable to outstanding shares	$440,408,842

Shares of beneficial interest outstanding	27,828,835

Net asset value per share outstanding	$15.83

Service Class
Net assets applicable to outstanding shares	$479,798,977

Shares of beneficial interest outstanding	30,669,201

Net asset value per share outstanding	$15.64

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-349

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividends	$12,892,772

Expenses
Manager (See Note 3)	7,423,110
Distribution and service—Service Class (See Note 3)	1,113,783
Shareholder communication	146,473
Professional fees	70,289
Custodian	37,283
Trustees	15,037
Miscellaneous	27,680

Total expenses before waiver/reimbursement	8,833,655
Expense waiver/reimbursement from Manager (See Note 3)	(263,399)

Net expenses	8,570,256

Net investment income (loss)	4,322,516

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	129,727,346
Net change in unrealized appreciation (depreciation) on investments	(17,863,159)

Net realized and unrealized gain (loss) on investments	111,864,187

Net increase (decrease) in net assets resulting from operations	$116,186,703

M-350	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,322,516	$3,856,572
Net realized gain (loss) on investments	129,727,346	129,088,432
Net change in unrealized appreciation (depreciation) on investments	(17,863,159)	96,025,030

Net increase (decrease) in net assets resulting from operations	116,186,703	228,970,034

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(2,248,840)	(3,655,512)
Service Class	(1,425,635)	(3,087,497)

	(3,674,475)	(6,743,009)

From net realized gain on investments:
Initial Class	(62,570,239)	(21,796,087)
Service Class	(63,956,404)	(22,599,150)

	(126,526,643)	(44,395,237)

Total dividends and distributions to shareholders	(130,201,118)	(51,138,246)

Capital share transactions:
Net proceeds from sale of shares	137,839,341	188,755,227
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	130,201,118	51,138,246
Cost of shares redeemed	(152,244,130)	(114,030,160)

Increase (decrease) in net assets derived from capital share transactions	115,796,329	125,863,313

Net increase (decrease) in net assets	101,781,914	303,695,101

Net Assets
Beginning of year	818,425,905	514,730,804

End of year	$920,207,819	$818,425,905

Undistributed net investment income at end of year	$4,356,949	$3,895,461

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-351

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$16.18	$12.23	$11.40	$11.87	$9.63

Net investment income (loss)	0.10 (a)	0.12 (a)	0.17 (a)	0.08 (a)	0.10
Net realized and unrealized gain (loss) on investments	2.07	4.93	1.80	(0.44)	2.18

Total from investment operations	2.17	5.05	1.97	(0.36)	2.28

Less dividends and distributions:
From net investment income	(0.09)	(0.16)	(0.10)	(0.11)	(0.04)
From net realized gain on investments	(2.43)	(0.94)	(1.04)	—	—

Total dividends and distributions	(2.52)	(1.10)	(1.14)	(0.11)	(0.04)

Net asset value at end of year	$15.83	$16.18	$12.23	$11.40	$11.87

Total investment return	14.38%	42.18%	17.52%	(2.99%)	23.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.62%	0.79%	1.38%	0.63%	0.86%
Net expenses	0.85%	0.85%	0.89%	0.90%	0.90%
Expenses (before waiver/reimbursement)	0.88%	0.89%	—	—	—
Portfolio turnover rate	172%	167%	186%	161%	169%
Net assets at end of year (in 000’s)	$440,409	$397,964	$231,959	$295,511	$417,904

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$16.03	$12.13	$11.31	$11.78	$9.57

Net investment income (loss)	0.06 (a)	0.08 (a)	0.15 (a)	0.05 (a)	0.07
Net realized and unrealized gain (loss) on investments	2.03	4.89	1.78	(0.44)	2.17

Total from investment operations	2.09	4.97	1.93	(0.39)	2.24

Less dividends and distributions:
From net investment income	(0.05)	(0.13)	(0.07)	(0.08)	(0.03)
From net realized gain on investments	(2.43)	(0.94)	(1.04)	—	—

Total dividends and distributions	(2.48)	(1.07)	(1.11)	(0.08)	(0.03)

Net asset value at end of year	$15.64	$16.03	$12.13	$11.31	$11.78

Total investment return	14.10%	41.82%	17.22%	(3.23%)	23.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37%	0.53%	1.26%	0.39%	0.61%
Net expenses	1.10%	1.10%	1.14%	1.15%	1.15%
Expenses (before waiver/reimbursement)	1.13%	1.14%	—	—	—
Portfolio turnover rate	172%	167%	186%	161%	169%
Net assets at end of year (in 000’s)	$479,799	$420,462	$282,772	$267,468	$299,601

(a)	Per share data based on average shares outstanding during the year.

M-352	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	4.62%	9.88%	6.70%	1.01%
Service Class Shares	4.35	9.61	6.44	1.26

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	13.69%	15.45%	7.89%
MSCI EAFE® Index[3]	–4.90	5.33	3.06
Barclays U.S. Aggregate Bond Index[3]	5.97	4.45	5.06
Moderate Allocation Composite Index[3]	7.70	10.01	6.51
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	5.76	8.76	5.11

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-353

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,004.90	$0.15	$1,025.10	$0.15

Service Class Shares	$1,000.00	$1,003.70	$1.41	$1,023.80	$1.43

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-354	MainStay VP Moderate Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-359 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

M-355

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Moderate Allocation Portfolio returned 4.62% for Initial Class shares and 4.35% for Service Class shares. Over the same period, both share classes underperformed the 13.69% return of the S&P 500® Index,2 which is the Portfolio’s primary broad-based securities-market index, and outperformed the –4.90% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Over the same period, both share classes underperformed the 5.97% return of the Barclays U.S. Aggregate Bond Index2 and the 7.70% return of the Moderate Allocation Composite Index.2 These two indices are additional benchmarks of the Portfolio. Both share classes also underperformed the 5.76% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Moderate Portfolio for the 12 months ended December 31, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s substantial allocation to Underlying Portfolios/Funds that invest in international stocks or in fixed-income securities—accounted for many of the challenges the Portfolio experienced during the reporting period in terms of relative performance. International stocks and fixed-income securities generally underperformed U.S. large-cap stocks during the reporting period.

The Moderate Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. Relative to this index, the most significant detractor from relative performance was the performance of the Underlying Portfolios/Funds, which has been somewhat weak on average over the past year. A few of the positions that were noteworthy for the degree to which they weighed on relative results included holdings of MainStay VP Marketfield Portfolio, MainStay MAP Fund and MainStay Cushing Royalty Energy Income Fund.

Returns associated with the management of the Portfolio’s asset allocation policy were close to zero overall. A bias for stocks over bonds was maintained throughout the year, with the magnitude of the bias varying constructively. Equity positions were enlarged in periods of market turmoil to exploit better pricing, and they were scaled down during periods of market complacency. On the downside, the inclusion of international stocks alongside U.S. issuers reduced the benefit of this policy. A larger detracting factor was the Portfolio’s short-duration3 posture, which we have maintained for quite some time in anticipation of rising yields. During the reporting period, however, the opposite occurred. Intermediate- and long-term interest rates fell, which caused our duration positioning to offset any gains from adjusting the mix of stocks and bonds in the Portfolio.

How did you allocate the Portfolio’s assets during the reporting period and why?

A variety of information is considered in the management of the Portfolio including the portfolio-level characteristics of the Underlying Portfolios/Funds, including capitalization, style biases, sector exposures, credit quality and duration. We also consider attributes of the individual holdings within the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-356	MainStay VP Moderate Allocation Portfolio

As previously noted, we had a persistent preference for stocks over bonds, but the exact blend varied over the course of the reporting period in response to the changing market environment. The fact that international equities, as well as U.S. stocks, were held in amounts greater than in the Moderate Allocation Composite Index diminished the positive effects on performance. Within U.S. equities, the reporting period began with a tilt toward small-capitalization companies and growth-oriented stocks. Both of these biases were unwound during the spring. While initially profitable, any gains had largely been eliminated by the time the biases were fully removed, resulting in little net impact on performance. At the end of the reporting period we returned to our preference for small-cap issues because our earlier valuation concerns had been resolved.

On the fixed-income side, the Portfolio continued to maintain a shorter duration than the benchmark, as has been the case for a couple of years. This reflects our belief that healthy levels of economic growth may render further monetary intervention inappropriate and ultimately lead to upward pressure on wages and consumer pricing. That view was entirely misplaced during 2014, as intermediate- and long-term interest rates fell and investors focused more on the risk of deflation than the risk of inflation. Fortunately, the impact on the Portfolio was modest. A tilt toward instruments with speculative quality profiles that had been in place for a couple of years was gradually moved toward the composite benchmark’s exposure. By the end of the reporting period, we were effectively neutral with regard to credit. Looking back over several years, management of credit quality has added significantly to returns, but the effect on performance in 2014 was immaterial.

How did the Portfolio’s allocations change over the course of the reporting period?

The most significant allocation adjustments reflected the allocation changes in the Prospectus effective May 1, 2014. An assessment of global capital markets and an analysis of competitive portfolios suggested that international equities from developed and developing nations should represent a larger portion of the Portfolio’s assets and that this additional allocation should be drawn from U.S. equities. Overall target allocations to stocks and bonds were unaffected. As a result, the Portfolio increased its allocations to

MainStay ICAP International Equity Fund, MainStay International Opportunities Fund, MainStay VP International Equity Portfolio, MainStay Emerging Markets Opportunities Fund and MainStay VP Emerging Markets Portfolio (formerly MainStay VP DFA / DuPont Emerging Markets Portfolio).

Several Underlying Portfolios/Funds that invest in U.S. equities saw allocation decreases as the shift toward international stocks became effective, but MainStay VP U.S. Small Cap Portfolio, MainStay VP Eagle Small Cap Growth Portfolio and MainStay VP Cornerstone Growth Portfolio experienced disproportionate reductions. After leaning in favor of Underlying Portfolios/Funds that invest in smaller capitalization stocks and more growth-oriented issues for some time, we gravitated back to a neutral posture. In the case of capitalization, we began to reverse course, and the Portfolio’s allocation to MainStay VP U.S. Small Cap Portfolio was partly restored.

Also noteworthy were new positions in MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Royalty Energy Income Fund. Although both of these Underlying Portfolios/Funds have been adversely affected by the decline in crude oil prices, we believe that they may benefit over time from technology-driven improvements in domestic energy production.

On the fixed-income side, we upgraded average credit quality as positions in MainStay High Yield Municipal Bond Fund and MainStay VP Floating Rate Portfolio were reduced in favor of a combination of MainStay VP Bond Portfolio and cash instruments. In our opinion, return opportunities in speculative-grade bonds have diminished in recent years, yet the risks remain significant. We view that tradeoff as increasingly unattractive and so have moved to neutralize exposure to credit.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Portfolios/Funds in which the Portfolio invested, the highest total returns came from MainStay U.S. Equity Opportunities Fund and MainStay VP Mid Cap Core Portfolio, with MainStay Epoch U.S. All Cap Fund not far behind. At the other end of the spectrum, MainStay Cushing Royalty

M-357

Energy Income Fund posted the worst total return by a substantial margin because of the sharp drop in crude oil prices during the reporting period. MainStay VP Emerging Markets Equity Portfolio and MainStay VP Marketfield Portfolio also posted double-digit negative returns.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

A comparatively large position in MainStay VP Large Cap Growth Portfolio made the most significant contribution to the Portfolio’s performance, followed closely by smaller positions in MainStay U.S. Equity Opportunities Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) The two most significant detractors from performance were MainStay VP Marketfield Portfolio and MainStay ICAP International Equity Fund.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Upward pressure on yields and downward pressure on credit spreads typically comes from persistent domestic economic growth, strong corporate earnings and a steady decline in the unemployment rate. Other factors, however, appear to have been powerful over the past year. With Europe flirting with recession, growth rates in China ebbing, Japan mired in the effects of a tax hike, Russia struggling with sanctions and falling oil prices, and Brazil facing a variety of economic challenges, growth estimates for global gross domestic product (GDP) were very soft and supported sovereign bond pricing not just in the U.S., but in many developed nations. Deflationary concerns in many countries, a strong dollar and falling energy prices also pushed yields lower, while concerns about the durability of corporate earnings and the ability of issuers to service debt have led to wider spreads on lower-grade bonds.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Fund’s performance and which segments were particularly weak?

Broadly speaking, higher-quality and longer-duration bonds fared best during the reporting period. Municipal bonds bounced back from a sell-off in the summer of 2013 and performed quite well during the reporting period, although they were only held in the Portfolio for a short time. Investors in cash instruments earned a near zero return in nominal terms and lost money after adjusting for inflation.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed Income Portfolios/Funds were the greatest detractors?

A large position in MainStay VP Bond Portfolio was the most significant contributor to performance, with a much smaller position in MainStay Total Return Bond Fund trailing some distance behind. No Underlying Fixed-Income Portfolios/Funds in which the Portfolio invested generated negative performance for the full year. Cash holdings, however, added basically nothing; and the contribution from MainStay Short Duration High Yield Fund was also quite small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-358	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments December 31, 2014

	Shares	Value
Affiliated Investment Companies 94.0%†
Equity Funds 59.8%
MainStay Cushing Renaissance Advantage Fund Class I (a)	788,709	$17,793,268
MainStay Cushing Royalty Energy Income Fund Class I (a)	742,363	7,586,950
MainStay Emerging Markets Opportunities Fund Class I (a)	1,954,629	18,412,603
MainStay Epoch Global Choice Fund Class I (a)	1,836,785	35,449,949
MainStay Epoch U.S. All Cap Fund Class I (a)	2,149,336	62,373,735
MainStay ICAP Equity Fund Class I (a)	1,118,035	57,355,193
MainStay ICAP International Fund Class I	1,713,846	56,197,021
MainStay International Opportunities Fund Class I (a)	5,777,585	47,433,970
MainStay MAP Fund Class I	1,633,143	72,495,214
MainStay U.S. Equity Opportunities Fund Class I (a)	7,888,057	65,865,279
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	878,805	11,718,453
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	2,211,136	18,275,560
MainStay VP International Equity Portfolio Initial Class (a)	1,390,816	18,577,819
MainStay VP Large Cap Growth Portfolio Initial Class (a)	3,450,091	77,549,742
MainStay VP Marketfield Portfolio Initial Class (a)(b)	2,341,822	23,000,967
MainStay VP Mid Cap Core Portfolio Initial Class (a)	1,745,809	27,628,529
MainStay VP S&P 500 Index Portfolio Initial Class	84,993	3,568,440
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	5,753,105	79,940,728
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	1,067,536	14,436,175

Total Equity Funds (Cost $683,094,841)		715,659,595

Fixed Income Funds 34.2%
MainStay Short Duration High Yield Fund Class I (a)	3,781,327	37,283,880
MainStay Total Return Bond Fund Class I	4,485,527	48,084,845
MainStay VP Bond Portfolio Initial Class (a)	14,749,621	214,141,072
MainStay VP Floating Rate Portfolio Initial Class (a)	3,995,931	36,165,304

	Shares	Value
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2,561,659	$25,202,319
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	4,719,539	47,765,089

Total Fixed Income Funds (Cost $414,284,559)		408,642,509

Total Affiliated Investment Companies (Cost $1,097,379,400)		1,124,302,104

	Principal Amount
Short-Term Investment 6.0%
Repurchase Agreement 6.0%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $72,260,964 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $76,510,000 and a Market Value of $73,708,204)	$72,260,964	72,260,964

Total Short-Term Investment (Cost $72,260,964)		72,260,964

Total Investments (Cost $1,169,640,364) (c)	100.0%	1,196,563,068
Other Assets, Less Liabilities	(0.0)‡	(453,976)
Net Assets	100.0%	$1,196,109,092

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of December 31, 2014, cost was $1,170,603,513 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$48,053,032
Gross unrealized depreciation	(22,093,477)

Net unrealized appreciation	$25,959,555

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-359

Portfolio of Investments December 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$715,659,595	$—	$—	$715,659,595
Fixed Income Funds	408,642,509	—	—	408,642,509
Short-Term Investment
Repurchase Agreement	—	72,260,964	—	72,260,964

Total Investments in Securities	$1,124,302,104	$72,260,964	$—	$1,196,563,068

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-360	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in affiliated investment companies, at value (identified cost $1,097,379,400)	$1,124,302,104
Repurchase agreement, at value (identified cost $72,260,964)	72,260,964
Receivables:
Fund shares sold	1,011,531
Other assets	850

Total assets	1,197,575,449

Liabilities
Due to custodian	691,752
Payables:
Fund shares redeemed	428,877
NYLIFE Distributors (See Note 3)	244,004
Shareholder communication	79,018
Professional fees	17,663
Trustees	1,058
Accrued expenses	3,985

Total liabilities	1,466,357

Net assets	$1,196,109,092

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$100,069
Additional paid-in capital	1,094,760,868

1,094,860,937
Undistributed net investment income	26,810,420
Accumulated net realized gain (loss) on investments	47,515,031
Net unrealized appreciation (depreciation) on investments	26,922,704

Net assets	$1,196,109,092

Initial Class
Net assets applicable to outstanding shares	$41,705,853

Shares of beneficial interest outstanding	3,466,456

Net asset value per share outstanding	$12.03

Service Class
Net assets applicable to outstanding shares	$1,154,403,239

Shares of beneficial interest outstanding	96,602,937

Net asset value per share outstanding	$11.95

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-361

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$20,559,994

Expenses
Distribution and service—Service Class (See Note 3)	2,780,366
Shareholder communication	190,426
Professional fees	66,920
Trustees	19,624
Custodian	6,232
Miscellaneous	27,760

Total expenses	3,091,328

Net investment income (loss)	17,468,666

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	58,246,966
Realized capital gain distributions from affiliated investment companies	47,305,362

Net realized gain (loss) on investments from affiliated investment companies	105,552,328

Net change in unrealized appreciation (depreciation) on investments	(73,714,606)

Net realized and unrealized gain (loss) on investments	31,837,722

Net increase (decrease) in net assets resulting from operations	$49,306,388

M-362	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,468,666	$14,225,471
Net realized gain (loss) on investments from affiliated investment companies	105,552,328	86,210,413
Net change in unrealized appreciation (depreciation) on investments	(73,714,606)	69,220,765

Net increase (decrease) in net assets resulting from operations	49,306,388	169,656,649

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(911,848)	(702,616)
Service Class	(22,538,174)	(18,003,159)

	(23,450,022)	(18,705,775)

From net realized gain on investments:
Initial Class	(2,708,665)	(1,137,301)
Service Class	(74,043,208)	(32,196,452)

	(76,751,873)	(33,333,753)

Total dividends and distributions to shareholders	(100,201,895)	(52,039,528)

Capital share transactions:
Net proceeds from sale of shares	128,552,139	171,356,179
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	100,201,895	52,039,528
Cost of shares redeemed	(91,042,357)	(86,576,182)

Increase (decrease) in net assets derived from capital share transactions	137,711,677	136,819,525

Net increase (decrease) in net assets	86,816,170	254,436,646

Net Assets
Beginning of year	1,109,292,922	854,856,276

End of year	$1,196,109,092	$1,109,292,922

Undistributed net investment income at end of year	$26,810,420	$23,449,947

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-363

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$12.61	$11.16	$10.76	$10.90	$9.85

Net investment income (loss) (a)	0.23	0.20	0.21	0.21	0.21
Net realized and unrealized gain (loss) on investments	0.33	1.90	1.14	(0.12)	1.07

Total from investment operations	0.56	2.10	1.35	0.09	1.28

Less dividends and distributions:
From net investment income	(0.29)	(0.25)	(0.20)	(0.20)	(0.23)
From net realized gain on investments	(0.85)	(0.40)	(0.75)	(0.03)	—

Total dividends and distributions	(1.14)	(0.65)	(0.95)	(0.23)	(0.23)

Net asset value at end of year	$12.03	$12.61	$11.16	$10.76	$10.90

Total investment return	4.62%	19.12%	12.61%	0.94%	13.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.80%	1.66%	1.88%	1.88%	2.10%
Net expenses (b)	0.03%	0.03%	0.03%	0.04%	0.05%
Portfolio turnover rate	46%	54%	55%	63%	37%
Net assets at end of year (in 000’s)	$41,706	$37,869	$29,575	$23,369	$24,136

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$12.53	$11.11	$10.71	$10.86	$9.82

Net investment income (loss) (a)	0.19	0.17	0.19	0.18	0.19
Net realized and unrealized gain (loss) on investments	0.34	1.87	1.14	(0.12)	1.06

Total from investment operations	0.53	2.04	1.33	0.06	1.25

Less dividends and distributions:
From net investment income	(0.26)	(0.22)	(0.18)	(0.18)	(0.21)
From net realized gain on investments	(0.85)	(0.40)	(0.75)	(0.03)	—

Total dividends and distributions	(1.11)	(0.62)	(0.93)	(0.21)	(0.21)

Net asset value at end of year	$11.95	$12.53	$11.11	$10.71	$10.86

Total investment return	4.35%	18.82%	12.33%	0.69%	12.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51%	1.43%	1.65%	1.68%	1.89%
Net expenses (b)	0.28%	0.28%	0.28%	0.29%	0.30%
Portfolio turnover rate	46%	54%	55%	63%	37%
Net assets at end of year (in 000’s)	$1,154,403	$1,071,424	$825,281	$648,520	$572,578

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-364	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	4.59%	11.27%	6.91%	1.13%
Service Class Shares	4.33	10.99	6.64	1.38

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	13.69%	15.45%	7.89%
MSCI EAFE® Index[3]	–4.90	5.33	3.06
Barclays U.S. Aggregate Bond Index[3]	5.97	4.45	5.06
Moderate Growth Allocation Composite Index[3]	8.24	11.65	6.74
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	6.05	10.17	5.45

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-365

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,003.00	$0.15	$1,025.10	$0.15

Service Class Shares	$1,000.00	$1,001.80	$1.41	$1,023.80	$1.43

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-366	MainStay VP Moderate Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-371 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

M-367

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Moderate Growth Allocation Portfolio returned 4.59% for Initial Class shares and 4.33% for Service Class shares. Over the same period, both share classes underperformed the 13.69% return of the S&P 500® Index,2 which is the Portfolio’s primary broad-based securities-market index, and outperformed the –4.90% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Over the same period, both share classes underperformed the 5.97% return of the Barclays U.S. Aggregate Bond Index2 and the 8.24% return of the Moderate Growth Allocation Composite Index.2 These two indices are additional benchmarks of the Portfolio. Both share classes also underperformed the 6.05% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio for the 12 months ended December 31, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s substantial allocation to Underlying Portfolios/Funds that invest in international stocks or in fixed-income securities—accounted for many of the challenges the Portfolio experienced during the reporting period in terms of relative performance. International stocks and fixed-income securities generally underperformed U.S. large-cap stocks during the reporting period.

The Moderate Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. Relative to this index, the most significant detractor from relative performance was the performance of the Underlying Portfolios/Funds, which has been somewhat weak on average over the past year. A few of the positions that were noteworthy for the degree to which they weighed on relative results included holdings of MainStay VP Marketfield Portfolio, MainStay MAP Fund and MainStay Cushing Royalty Energy Income Fund.

Returns associated with the management of the Portfolio’s asset allocation policy were close to zero overall. A bias for stocks over bonds was maintained throughout the year, with the magnitude of the bias varying constructively. Equity positions were enlarged in periods of market turmoil to exploit better pricing, and they were scaled down during periods of market complacency. On the downside, the inclusion of international stocks alongside U.S. issuers reduced the benefit of this policy. A larger detracting factor was the Portfolio’s short-duration3 posture, which we have maintained for quite some time in anticipation of rising yields. During the reporting period, however, the opposite occurred. Intermediate- and long-term interest rates fell, which caused our duration positioning to offset any gains from adjusting the mix of stocks and bonds in the Portfolio.

How did you allocate the Portfolio’s assets during the reporting period and why?

A variety of information is considered in the management of the Portfolio including the portfolio-level characteristics of the Underlying Portfolios/Funds, including capitalization, style biases, sector exposures, credit quality and duration. We also consider attributes of the individual holdings within the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that we believe occupy attractively valued segments of the market, invest in fairly priced

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-368	MainStay VP Moderate Growth Allocation Portfolio

securities and are steered by individuals who have consistently demonstrated capable management in the past.

As previously noted, we had a persistent preference for stocks over bonds, but the exact blend varied over the course of the reporting period in response to the changing market environment. The fact that international equities, as well as U.S. stocks, were held in amounts greater than in the Moderate Growth Allocation Composite Index diminished the positive effects on performance. Within U.S. equities, the reporting period began with a tilt toward small-capitalization companies and growth-oriented stocks. Both of these biases were unwound during the spring. While initially profitable, any gains had largely been eliminated by the time the biases were fully removed, resulting in little net impact on performance. We have since returned to our preference for small-cap issues because our earlier valuation concerns have been resolved.

On the fixed-income side, the Portfolio continues to maintain a shorter duration than the benchmark, as has been the case for a couple of years. This reflects our belief that healthy levels of economic growth may render further monetary intervention inappropriate and ultimately lead to upward pressure on wages and consumer pricing. That view was entirely misplaced during 2014, as intermediate- and long-term interest rates fell and investors focused more on the risk of deflation than the risk of inflation. Fortunately, the impact on the Portfolio was modest. A tilt toward instruments with speculative quality profiles that had been in place for a couple of years was gradually moved toward the composite benchmark’s exposure. By the end of the reporting period, we were effectively neutral with regard to credit. Looking back over several years, management of credit quality has added significantly to returns, but the effect on performance in 2014 was immaterial.

How did the Portfolio’s allocations change over the course of the reporting period?

The most significant allocation adjustments reflected the allocation changes in the Prospectus effective May 1, 2014. An assessment of global capital markets and an analysis of competitive portfolios suggested that international equities from developed and developing nations should represent a larger portion of the Portfolio’s assets and that this additional allocation should be drawn from U.S. equities. Overall target allocations to stocks and bonds were unaffected. As a result, the Portfolio increased its allocations to MainStay ICAP International Equity Fund, MainStay International Opportunities Fund, MainStay VP International Equity Portfolio, MainStay Emerging Markets Opportunities Fund and MainStay VP Emerging Markets Equity Portfolio (formerly MainStay VP DFA / DuPont Emerging Markets Equity Portfolio).

Several Underlying Portfolios/Funds that invest in U.S. equities saw allocation decreases as the shift toward international stocks became effective, but MainStay VP U.S. Small Cap Portfolio, MainStay VP Eagle Small Cap Growth Portfolio and MainStay VP Cornerstone Growth Portfolio experienced disproportionate reductions. After leaning in favor of Underlying Portfolios/Funds that invest in smaller capitalization stocks and more growth-oriented issues for some time, we gravitated back to a neutral posture. In the case of capitalization, we began to reverse course, and the Portfolio’s allocation to MainStay VP U.S. Small Cap Portfolio was partly restored.

Also noteworthy were new positions in MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Royalty Energy Income Fund. Although both of these Underlying Portfolios/Funds have been adversely affected by the decline in crude oil prices, we believe that they may benefit over time from technology-driven improvements in domestic energy production.

On the fixed-income side, we upgraded average credit quality as positions in MainStay High Yield Municipal Bond Fund and MainStay VP Floating Rate Portfolio were reduced in favor of a combination of MainStay VP Unconstrained Bond Portfolio and cash instruments. In our opinion, return opportunities in speculative-grade bonds have diminished in recent years, yet the risks remain significant. We view that tradeoff as increasingly unattractive and so we have moved to neutralize exposure to credit.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Portfolios/Funds in which the Portfolio invested, the highest total returns came from MainStay U.S. Equity Opportunities Fund and MainStay VP Mid Cap Core Portfolio, with MainStay

M-369

Epoch U.S. All Cap Fund not far behind. At the other end of the spectrum, MainStay Cushing Royalty Energy Income Fund posted the worst total return by a substantial margin because of the sharp drop in crude oil prices during the reporting period. MainStay VP Emerging Markets Equity Portfolio and MainStay VP Marketfield Portfolio also posted double-digit negative returns.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

A comparatively large position in MainStay VP Large Cap Growth Portfolio made the most significant contribution to the Portfolio’s performance, followed closely by smaller positions in MainStay U.S. Equity Opportunities Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) The two most significant detractors from performance were MainStay ICAP International Equity Fund and MainStay VP Marketfield Portfolio.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Upward pressure on yields and downward pressure on credit spreads typically comes from persistent domestic economic growth, strong corporate earnings and a steady decline in the unemployment rate. Other factors, however, appear to have been powerful over the past year. With Europe flirting with recession, growth rates in China ebbing, Japan mired in the effects of a tax hike, Russia struggling with sanctions and falling oil prices, and Brazil facing a variety of economic challenges, growth estimates for global gross domestic product (GDP) were very soft and supported sovereign bond pricing not just in the U.S., but in many developed nations. Deflationary concerns in many countries, a strong dollar and falling energy prices also pushed yields lower, while concerns about the durability of corporate earnings and the ability of issuers to service debt have led to wider spreads on lower-grade bonds.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Fund’s performance and which segments were particularly weak?

Broadly speaking, higher-quality and longer-duration bonds fared best during the reporting period. Municipal bonds bounced back from a sell-off in the summer of 2013 and performed quite well during the reporting period, although they were only held in the Portfolio for a short time. Investors in cash instruments earned a near zero return in nominal terms and lost money after adjusting for inflation.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed Income Portfolios/Funds were the greatest detractors?

A position in MainStay Total Return Bond Fund made a small contribution to return as did a position in MainStay VP Floating Rate Portfolio. No Underlying Fixed-Income Portfolios/Funds in which the Portfolio invested generated negative performance for the full year. Cash holdings, however, added basically nothing; and the contribution from MainStay Short Duration High Yield Fund was also quite small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-370	MainStay VP Moderate Growth Allocation Portfolio

Portfolio of Investments December 31, 2014

	Shares	Value
Affiliated Investment Companies 94.0%†
Equity Funds 79.9%
MainStay Cushing Renaissance Advantage Fund Class I (a)	2,184,019	$49,271,461
MainStay Cushing Royalty Energy Income Fund Class I (a)	1,104,651	11,289,537
MainStay Emerging Markets Opportunities Fund Class I (a)	4,220,551	39,757,593
MainStay Epoch Global Choice Fund Class I (a)	2,952,860	56,990,201
MainStay Epoch U.S. All Cap Fund Class I (a)	4,387,541	127,326,426
MainStay ICAP Equity Fund Class I (a)	2,048,428	105,084,333
MainStay ICAP International Fund Class I (a)	3,836,141	125,787,047
MainStay International Opportunities Fund Class I (a)	12,932,038	106,172,029
MainStay MAP Fund Class I (a)	3,192,822	141,729,367
MainStay U.S. Equity Opportunities Fund Class I (a)	15,639,259	130,587,812
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	4,917,904	65,577,967
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	4,774,172	39,459,646
MainStay VP International Equity Portfolio Initial Class (a)	3,113,580	41,589,633
MainStay VP Large Cap Growth Portfolio Initial Class (a)	6,424,947	144,417,347
MainStay VP Marketfield Portfolio Initial Class (a)(b)	3,675,124	36,096,419
MainStay VP Mid Cap Core Portfolio Initial Class (a)	4,805,691	76,053,093
MainStay VP S&P 500 Index Portfolio Initial Class	203,126	8,528,289
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	11,093,586	154,147,964
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	5,653,014	76,445,065

Total Equity Funds (Cost $1,436,135,186)		1,536,311,229

Fixed Income Funds 14.1%
MainStay Short Duration High Yield Fund Class I (a)	5,895,458	58,129,217
MainStay Total Return Bond Fund Class I (a)	4,848,734	51,978,434
MainStay VP Bond Portfolio Initial Class	5,342	77,559
MainStay VP Floating Rate Portfolio Initial Class (a)	5,602,346	50,704,220

	Shares	Value
Fixed Income Funds (continued)
MainStay VP High Yield Corporate Bond Portfolio Initial Class (a)	3,450,250	$33,944,526
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	7,566,707	76,580,451

Total Fixed Income Funds (Cost $278,035,328)		271,414,407

Total Affiliated Investment Companies (Cost $1,714,170,514)		1,807,725,636

	Principal Amount

Short-Term Investment 6.0%
Repurchase Agreement 6.0%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $115,356,493 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 2/28/19, with a Principal Amount of $117,100,000 and a Market Value of $117,664,539)	$115,356,493	115,356,493

Total Short-Term Investment (Cost $115,356,493)		115,356,493

Total Investments (Cost $1,829,527,007) (c)	100.0%	1,923,082,129
Other Assets, Less Liabilities	(0.0)‡	(511,418)
Net Assets	100.0%	$1,922,570,711

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of December 31, 2014, cost was $1,836,306,132 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$114,186,135
Gross unrealized depreciation	(27,410,138)

Net unrealized appreciation	$86,775,997

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-371

Portfolio of Investments December 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,536,311,229	$—	$—	$1,536,311,229
Fixed Income Funds	271,414,407	—	—	271,414,407
Short-Term Investment
Repurchase Agreement	—	115,356,493	—	115,356,493

Total Investments in Securities	$1,807,725,636	$115,356,493	$—	$1,923,082,129

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-372	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in affiliated investment companies, at value (identified cost $1,714,170,514)	$1,807,725,636
Repurchase agreement, at value (identified cost $115,356,493)	115,356,493
Receivables:
Fund shares sold	886,443

Total assets	1,923,968,572

Liabilities
Due to custodian	548,266
Payables:
NYLIFE Distributors (See Note 3)	391,998
Fund shares redeemed	305,290
Shareholder communication	126,975
Professional fees	20,188
Directors	1,694
Accrued expenses	3,450

Total liabilities	1,397,861

Net assets	$1,922,570,711

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$151,546
Additional paid-in capital	1,684,807,710

1,684,959,256
Undistributed net investment income	43,032,298
Accumulated net realized gain (loss) on	101,024,035
Net unrealized appreciation (depreciation) on investments	93,555,122

Net assets	$1,922,570,711

Initial Class
Net assets applicable to outstanding shares	$66,849,256

Shares of beneficial interest outstanding	5,232,166

Net asset value per share outstanding	$12.78

Service Class
Net assets applicable to outstanding shares	$1,855,721,455

Shares of beneficial interest outstanding	146,313,663

Net asset value per share outstanding	$12.68

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-373

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$28,068,071

Expenses
Distribution and service—Service Class (See Note 3)	4,346,912
Shareholder communication	302,422
Professional fees	88,970
Directors	30,506
Custodian	7,995
Miscellaneous	40,841

Total expenses	4,817,646

Net investment income (loss)	23,250,425

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	93,508,263
Realized capital gain distributions from affiliated investment companies	98,656,382

Net realized gain (loss) on investments from affiliated investment companies	192,164,645

Net change in unrealized appreciation (depreciation) on investments	(138,240,500)

Net realized and unrealized gain (loss) on	53,924,145

Net increase (decrease) in net assets resulting from operations	$77,174,570

M-374	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$23,250,425	$16,910,438
Net realized gain (loss) on investments from affiliated investment companies	192,164,645	140,656,724
Net change in unrealized appreciation (depreciation) on investments	(138,240,500)	163,437,450

Net increase (decrease) in net assets resulting from operations	77,174,570	321,004,612

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(1,177,451)	(684,440)
Service Class	(29,873,176)	(16,628,427)

	(31,050,627)	(17,312,867)

From net realized gain on investments:
Initial Class	(4,265,199)	(1,527,428)
Service Class	(120,602,630)	(42,552,837)

	(124,867,829)	(44,080,265)

Total dividends and distributions to shareholders	(155,918,456)	(61,393,132)

Capital share transactions:
Net proceeds from sale of shares	248,638,163	274,089,306
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	155,918,456	61,393,132
Cost of shares redeemed	(86,438,118)	(69,730,298)

Increase (decrease) in net assets derived from capital share transactions	318,118,501	265,752,140

Net increase (decrease) in net assets	239,374,615	525,363,620

Net Assets
Beginning of year	1,683,196,096	1,157,832,476

End of year	$1,922,570,711	$1,683,196,096

Undistributed net investment income at end of year	$43,032,298	$31,050,494

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-375

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.36	$11.07	$10.16	$10.42	$9.25

Net investment income (loss) (a)	0.20	0.17	0.16	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.39	2.66	1.32	(0.30)	1.16

Total from investment operations	0.59	2.83	1.48	(0.14)	1.32

Less dividends and distributions:
From net investment income	(0.25)	(0.17)	(0.13)	(0.12)	(0.15)
From net realized gain on investments	(0.92)	(0.37)	(0.44)	—	—

Total dividends and distributions	(1.17)	(0.54)	(0.57)	(0.12)	(0.15)

Net asset value at end of year	$12.78	$13.36	$11.07	$10.16	$10.42

Total investment return	4.59%	25.92%	14.66%	(1.21%)	14.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51%	1.40%	1.46%	1.55%	1.69%
Net expenses (b)	0.03%	0.03%	0.03%	0.04%	0.05%
Portfolio turnover rate	44%	51%	52%	52%	39%
Net assets at end of year (in 000’s)	$66,849	$58,341	$44,210	$37,848	$38,098

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.28	$11.02	$10.12	$10.39	$9.23

Net investment income (loss) (a)	0.17	0.15	0.14	0.15	0.14
Net realized and unrealized gain (loss) on investments	0.38	2.63	1.31	(0.32)	1.15

Total from investment operations	0.55	2.78	1.45	(0.17)	1.29

Less dividends and distributions:
From net investment income	(0.23)	(0.15)	(0.11)	(0.10)	(0.13)
From net realized gain on investments	(0.92)	(0.37)	(0.44)	—	—

Total dividends and distributions	(1.15)	(0.52)	(0.55)	(0.10)	(0.13)

Net asset value at end of year	$12.68	$13.28	$11.02	$10.12	$10.39

Total investment return	4.33%	25.61%	14.37%	(1.46%)	14.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28%	1.18%	1.28%	1.41%	1.52%
Net expenses (b)	0.28%	0.28%	0.28%	0.29%	0.30%
Portfolio turnover rate	44%	51%	52%	52%	39%
Net assets at end of year (in 000’s)	$1,855,721	$1,624,855	$1,113,622	$814,044	$603,988

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-376	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP PIMCO Real Return Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Year Ended December 31, 2014

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	2.50%	–0.50%	0.61%
Service Class Shares	2.26	–0.71	0.86

Benchmark Performance	One Year	Since Inception (2/17/12)
Barclays U.S. TIPS Index[3]	3.64%	–0.04%
Average Lipper Variable Products Inflation-Protected Bond Portfolio[4]	3.88	–0.74

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Inflation-Protected Bond Portfolio is representative of portfolios that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-377

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2014, to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$962.80	$3.27	$1,021.90	$3.36

Service Class Shares	$1,000.00	$961.60	$4.50	$1,020.60	$4.63

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.66% for Initial Class and 0.91% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-378	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of December 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-382 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2014 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation–Indexed Notes, 0.125%–2.625%, due 4/15/15–7/15/24

2.	United States Treasury Inflation–Indexed Bonds, 0.625%–3.875%, due 1/15/25–2/15/44

3.	Italy Buoni Poliennali Del Tesoro, 1.70%–5.50%, due 10/22/16–9/15/41

4.	Brazil Notas do Tesouro Nacional Serie F, 10.00%, due 1/1/21–1/1/25

5.	Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, due 4/15/18
6.	BCAP LLC Trust, 5.25%, due 8/26/37

7.	France Government Bond OAT, 0.10%–1.00%, due 7/25/17–7/25/30

8.	Spain Government Bond, 3.80%–5.40%, due 1/31/23–4/30/24

9.	Mexican Udibonos, 4.00%-4.50%, due 11/22/35–11/8/46

10.	China Construction Bank Corp., 1.70%, due 4/16/15

M-379

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Mihir Worah of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s Subadvisor.

How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP PIMCO Real Return Portfolio returned 2.50% for Initial Class shares and 2.26% for Service Class shares. Over the same period, both share classes underperformed the 3.64% return of the Barclays U.S. TIPS Index,1 which is the Portfolio’s primary broad-based securities-market index. Both share classes also underperformed the 3.88% return of the average Lipper1 Variable Products Inflation-Protected Bond Portfolio for the 12 months ended December 31, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underperformance of the Barclays U.S. TIPS Index during the reporting period resulted primarily from an overweight to U.S. real duration2 (or duration obtained via investment in TIPS), with a focus on intermediate maturities, as real yields underperformed nominal yields during the reporting period, particularly among securities with longer maturities. Short exposure to Japanese nominal duration also detracted, as rates decreased during the reporting period.

Several factors combined to partially offset these negative factors. Among them were Italian inflation-linked bonds (ILBs), which gained on strong demand; an allocation to non-agency mortgages, which benefited from limited supply and a recovery in the housing sector; holdings of emerging-market local debt, specifically in Brazil and Mexico, as yields fell during the reporting period; and short currency positions against the yen and the euro, as both currencies depreciated relative to the U.S. dollar.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The use of pay fixed interest-rate swaps at the long end of the U.S. nominal yield curve3 to defend against potential rising rates detracted from the Portfolio’s performance, as rates fell across much of the nominal yield curve over the reporting period. On the other hand, exposure to local Brazilian interest rates was partially obtained through zero-coupon interest-rate swaps, and this exposure helped the Portfolio’s performance. Finally, we used forward contracts to obtain long U.S. dollar positions versus the euro and the yen, which helped the Portfolio’s performance.

What was the Portfolio’s duration strategy during the reporting period?

We tactically moved the Portfolio’s overall duration longer and shorter than that of the Barclays U.S. TIPS Index throughout the reporting period. The Portfolio, however, maintained an overweight to real duration. At the end of the reporting period, the Portfolio’s duration was 5.07 years. This was somewhat shorter than the duration of the Barclays U.S. TIPS Index, which was 5.38 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Both the real and nominal yield curves flattened in the United States during the reporting period. TIPS, however, underperformed nominal U.S. Treasury securities at the front end of the yield curve amid narrower breakeven inflation levels (the difference between nominal and real yields and a measure of the market’s inflation expectations) as nominal yields fell more than real yields. In response, we slightly reduced the Portfolio’s overweight exposure to TIPS relative to the benchmark by the end of the reporting period.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Defensive currency positioning against the euro and the yen provided consistently positive returns throughout the second half of 2014 as these currencies depreciated relative to the U.S. dollar. Holdings of emerging-market local debt, specifically in Brazil and

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-380	MainStay VP PIMCO Real Return Portfolio

Mexico, also added to the Portfolio’s absolute performance as yields fell during the reporting period.

On the other hand, the use of pay fixed interest-rate swaps at the long end of the U.S. nominal yield curve detracted from the Portfolio’s absolute performance, as rates fell across the nominal yield curve over the reporting period. An overweight to real duration also detracted, as nominal yields outperformed during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased additional non-U.S. government and corporate securities during the reporting period. The Portfolio reduced its U.S. TIPS positioning by selling TIPS. The Portfolio also closed out of most of its Eurodollar futures positions during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio reduced its exposure to U.S. TIPS. In addition, the Portfolio increased its exposure to investment-grade credit and non-U.S. developed-market securities while reducing its mortgage positioning, particularly among agency mortgages.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the Portfolio was slightly overweight U.S. TIPS relative to the Barclays U.S. TIPS Index. The Portfolio also continued to maintain out-of-index exposure to mortgage-backed securities, corporate securities, bonds of non-U.S. developed nations and emerging-market securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-381

Portfolio of Investments December 31, 2014

	Principal Amount	Value
Long-Term Bonds 150.9%† Asset-Backed Securities 1.6%
Home Equity 0.3%
HSBC Home Equity Loan Trust Series 2006-2, Class A1 0.316%, due 3/20/36 (a)	$1,063,605	$1,055,281

Other ABS 1.3%
First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF11, Class A2D 0.495%, due 11/25/35 (a)	1,386,139	1,350,220
Series 2005-FF8, Class A2D 0.54%, due 9/25/35 (a)	1,351,021	1,347,058
Onemain Financial Issuance Trust Series 2014-2A, Class A 2.47%, due 9/18/24 (b)	1,600,000	1,606,272

		4,303,550

Total Asset-Backed Securities (Cost $5,065,654)		5,358,831

Corporate Bonds 11.8%
Banks 8.6%
Banca Monte dei Paschi di Siena S.p.A Series Reg S 4.875%, due 9/15/16	€100,000	129,129
Banco Bilbao Vizcaya 0.981%, due 10/23/15	$3,500,000	3,496,045
Bank of America N.A. 0.652%, due 5/8/17 (a)	3,600,000	3,594,038
Bankia S.A.
0.285%, due 1/25/16 (a)	€100,000	119,882
3.50%, due 12/14/15	2,200,000	2,737,800
Series Reg S 3.50%, due 1/17/19	400,000	522,303
BNP Paribas S.A. 0.542%, due 11/7/15 (a)	$2,500,000	2,496,192
BPCE S.A. 0.802%, due 11/18/16 (a)	1,400,000	1,400,977
BPE Financiaciones S.A.
2.50%, due 2/1/17	€300,000	370,336
2.875%, due 5/19/16	800,000	988,714
♦China Construction Bank Corp. 1.70%, due 4/16/15	$3,600,000	3,610,372
CIT Group, Inc. 4.75%, due 2/15/15 (b)	300,000	300,225
Citigroup, Inc. 0.752%, due 5/1/17 (a)	3,600,000	3,590,842

	Principal Amount	Value
Banks (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 0.563%, due 4/28/17 (a)	$3,500,000	$3,497,532
4.00%, due 9/10/15	£50,000	79,569
Depfa ACS Bank 3.875%, due 11/14/16	€100,000	128,975
Eksportfinans ASA 2.375%, due 5/25/16	$500,000	501,170
Intesa Sanpaolo S.p.A 3.125%, due 1/15/16	400,000	406,322
6.50%, due 2/24/21 (b)	400,000	462,741
LBG Capital No.2 PLC 15.00%, due 12/21/19	£390,000	833,976

		29,267,140

Finance—Investment Banker/Broker 0.4%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18	$1,200,000	1,383,060

Oil & Gas 0.6%
BG Energy Capital PLC Series Reg S 6.50%, due 11/30/72 (a)	£200,000	330,579
California Resources Corp. 5.50%, due 9/15/21 (b)	$800,000	684,000
Canadian Natural Resources, Ltd. 0.632%, due 3/30/16 (a)	700,000	698,753
Chesapeake Energy Corp. 3.481%, due 4/15/19 (a)	100,000	98,000
Novatek OAO via Novatek Finance, Ltd. 4.422%, due 12/13/22 (b)	200,000	148,000

		1,959,332

Telecommunications 2.1%
AT&T, Inc. 0.677%, due 3/30/17 (a)	3,600,000	3,598,405
BellSouth Corp. 4.182%, due 4/26/21 (b)(c)	3,400,000	3,433,463

		7,031,868

Transportation 0.1%
Hellenic Railways Organization S.A. 4.028%, due 3/17/17	€400,000	392,540
Russian Railways via RZD Capital PLC Series Reg S 5.739%, due 4/3/17	$100,000	94,200

		486,740

Total Corporate Bonds (Cost $41,261,820)		40,128,140

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2014, excluding short-term investments. May be subject to change daily.

M-382	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value

Foreign Government Bonds 16.3%
Australia 1.0%
Australia Government Bond Series Reg S 4.50%, due 4/21/33	A$	1,900,000	$1,828,274
5.25%, due 3/15/19		1,700,000	1,557,534

			3,385,808

Brazil 2.6%
Brazil Letras do Tesouro Nacional (zero coupon), due 1/1/17	B$	6,500,000	1,917,534
♦Brazil Notas do Tesouro Nacional Serie F 10.00%, due 1/1/21		17,970,000	6,106,048
10.00%, due 1/1/25		2,200,000	724,694

			8,748,276

Canada 0.1%
Province of Ontario Canada 3.45%, due 6/2/45	C$	600,000	533,581

France 1.3%
♦France Government Bond OAT
0.10%, due 7/25/21		€1,615,040	2,014,749
0.25%, due 7/25/18		1,561,335	1,923,414
Series Reg S 0.70%, due 7/25/30		100,367	131,419
1.00%, due 7/25/17		339,777	423,518

			4,493,100

Germany 1.9%
♦Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond 0.75%, due 4/15/18		5,318,500	6,609,801

Italy 5.2%
♦Italy Buoni Poliennali Del Tesoro
1.70%, due 9/15/18		1,113,035	1,397,601
Series Reg S 2.10%, due 9/15/17		1,628,550	2,047,637
Series Reg S 2.10%, due 9/15/21		1,951,866	2,552,221
Series Reg S 2.25%, due 4/22/17		2,993,340	3,740,817
Series Reg S 2.35%, due 9/15/24 (b)		4,123,985	5,547,478
Series Reg S 2.55%, due 10/22/16		498,890	623,417
Series Reg S 2.55%, due 9/15/41		652,470	874,048
Series Reg S 3.10%, due 9/15/26		106,144	153,182

	Principal Amount		Value
Italy (continued)
Italy Buoni Poliennali Del Tesoro (continued)
Series Reg S 5.00%, due 9/1/40		€400,000	$639,076
5.50%, due 11/1/22		100,000	155,602

			17,731,079

Mexico 1.8%
Mexican Bonos de Proteccion al Ahorro 3.00%, due 1/4/18 (a)	M$	32,600,000	2,271,270
♦Mexican Udibonos
4.00%, due 11/15/40		7,536,626	574,606
4.00%, due 11/8/46		23,189,619	1,794,312
4.50%, due 11/22/35		18,709,806	1,522,118

			6,162,306

New Zealand 0.7%
New Zealand Government Bond 2.00%, due 9/20/25	N$	2,100,000	1,683,645
3.00%, due 9/20/30 (c)		700,000	615,092

			2,298,737

Slovenia 0.3%
Slovenia Government International Bond 4.70%, due 11/1/16 (b)		€700,000	906,200

Spain 1.4%
Autonomous Community of Catalonia 4.95%, due 2/11/20		500,000	670,566
♦Spain Government Bond Series Reg S 3.80%, due 4/30/24 (b)		1,700,000	2,461,035
Series Reg S 5.40%, due 1/31/23 (b)		1,100,000	1,740,714

			4,872,315

Total Foreign Government Bonds (Cost $60,236,646)			55,741,203

Mortgage-Backed Securities 2.8%
Agency Collateral (Collateralized Mortgage Obligation) 0.4%
Federal Home Loan Mortgage Corporation Strips Series 278, Class F1 0.611%, due 9/15/42 (a)		$1,226,623	1,235,960

Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.2%
Hercules Eclipse PLC Series 2006-4 0.797%, due 10/25/18 (a)		£558,797	858,748

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-383

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan Collateral (Collateralized Mortgage Obligations) 2.2%
♦BCAP LLC Trust Series 2011-RR5, Class 5A1 5.25%, due 8/26/37 (b)	$5,119,803	$5,322,081
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-10, Class 21A1 2.97%, due 1/25/35 (d)	2,134,540	2,150,963

		7,473,044

Total Mortgage-Backed Securities (Cost $9,166,753)		9,567,752

U.S. Government & Federal Agencies 118.4%
Federal National Mortgage Association (Mortgage Pass-Through Securities)
1.313%, due 6/1/43 (a)	743,340	763,924
2.485%, due 11/1/34	1,167,581	1,248,912
4.371%, due 12/1/36 (a)	1,217,640	1,300,316

		3,313,152

♦United States Treasury Inflation—Indexed Bonds
0.625%, due 2/15/43	4,540,008	4,268,316
0.75%, due 2/15/42	525,430	510,529
1.375%, due 2/15/44 (e)	16,692,808	18,892,870
1.75%, due 1/15/28	22,635,250	25,625,570
2.00%, due 1/15/26	24,833,520	28,457,674
2.125%, due 2/15/41	216,860	283,138
2.375%, due 1/15/25 (e)	15,494,556	18,191,570
2.375%, due 1/15/27 (e)	1,766,190	2,113,771
2.50%, due 1/15/29	2,322,537	2,881,941
3.625%, due 4/15/28	293,622	403,570
3.875%, due 4/15/29	346,661	496,158

		102,125,107

♦United States Treasury Inflation—Indexed Notes
0.125%, due 4/15/16 (e)	29,880,621	29,789,575
0.125%, due 4/15/17 (e)	10,653,390	10,661,710
0.125%, due 4/15/18 (e)	13,033,248	12,984,373
0.125%, due 4/15/19 (e)(f)	16,096,637	15,919,317
0.125%, due 1/15/22 (e)	16,560,296	16,107,471
0.125%, due 7/15/22 (e)	40,755,408	39,707,872
0.125%, due 1/15/23 (e)	38,610,832	37,334,860
0.125%, due 7/15/24 (e)	4,595,722	4,425,896
0.375%, due 7/15/23 (e)(f)	11,315,902	11,187,716
0.50%, due 4/15/15 (e)	26,372,294	26,028,215
0.625%, due 7/15/21	9,893,876	10,018,321
1.125%, due 1/15/21 (e)	49,057,182	50,961,974
1.375%, due 1/15/20 (e)(f)	16,016,542	16,811,107
1.875%, due 7/15/15 (e)	1,220,770	1,224,585
1.875%, due 7/15/19 (e)	11,232,109	12,055,209

	Principal Amount	Value
♦United States Treasury Inflation—Indexed Notes (continued)
2.00%, due 1/15/16 (e)(f)	$1,076,733	$1,092,632
2.625%, due 7/15/17 (e)	1,833,104	1,965,144

		298,275,977

Total U.S. Government & Federal Agencies (Cost $423,298,977)		403,714,236

Total Long-Term Bonds (Cost $539,029,850)		514,510,162

	Notional Amount
Purchased Option 0.0%‡
Purchased Put Option 0.0%‡
3-Month USD LIBOR BBA 3 month Swaption Strike 3.045%, Expires 3/20/15, European Style	7,400,000	41,610

Total Purchased Option (Cost $75,850)		41,610

	Principal Amount
Short-Term Investments 2.5%
Foreign Government 1.2%
Hellenic Republic Treasury Bill (zero coupon), due 1/16/15	€2,000,000	2,418,133
(zero coupon), due 4/14/15	1,300,000	1,561,756

Total Foreign Government (Cost $4,206,272)		3,979,889

Other Commercial Paper 0.6%
Greensill Capital 5.83%, due 3/4/15 (c)	$1,000,000	990,370
Itau Unibanco Holding S.A. 1.15%, due 6/4/15	1,200,000	1,199,844

Total Other Commercial Paper (Cost $2,190,369)		2,190,214

U.S. Government & Federal Agencies 0.7%
Federal Agencies 0.2%
Federal Home Loan Bank Discount Notes
0.061%, due 2/9/15	200,000	199,987
0.061%, due 2/25/15	100,000	99,991
0.079%, due 1/23/15	300,000	299,986

		599,964

M-384	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Bills 0.5%
0.04%, due 4/16/15 (g)	$40,000	$39,996
0.042%, due 3/5/15 (f)	1,000	1,000
0.046%, due 4/23/15 (g)	1,105,000	1,104,866
0.056%, due 4/30/15 (g)	702,000	701,895

		1,847,757

Total U.S. Government & Federal Agencies (Cost $2,447,676)		2,447,721

Total Short-Term Investments (Cost $8,844,317)		8,617,824

Total Investments, Before Investments Sold Short (Cost $547,950,017) (k)	153.4%	523,169,596

Long Term Bonds Sold Short (3.4%) U.S. Government & Federal Agency Sold Short (3.4%)
Federal National Mortgage Association (Mortgage Pass-Through Security) 3.50%, due 8/1/42 TBA (h)	(11,000,000)	(11,436,995)

Total Investments Sold Short (Proceeds $11,401,684)	(3.4)%	(11,436,995)

Total Investments (Cost $536,548,333)	150.0	511,732,601
Other Assets, Less Liabilities	(50.0)	(170,658,249)
Net Assets	100.0%	$341,074,352

	Contracts Long	Unrealized Appreciation (Depreciation) (i)
Futures Contracts 0.0%‡
U.S. Long Bond March 2015 (i)	16	$5,089
U.S. Ultra Bond March 2015 (i)	32	240,560

Total Futures Contracts Long (Notional Amount $7,599,000)		245,649

	Contracts Short	Unrealized Appreciation (Depreciation) (i)
Euro-Bund March 2015 (j)	(83)	$(223,558)
United States Treasury Notes March 2015 (5 Year) (j)	(48)	(5,666)
March 2015 (10 Year) (j)	(48)	(5,010)
90—Day Eurodollar June 2015 (j)	(22)	(21)
September 2015 (j)	(19)	513
March 2016 (j)	(179)	39,362
June 2016 (j)	(40)	203
September 2016 (j)	(40)	(476)
December 2016 (j)	(40)	(1,101)

Total Futures Contracts Short (Notional Amount $111,370,198)		(195,754)

Total Futures Contracts (Notional Amount $103,771,198)		$49,895

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2014.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Illiquid security—As of December 31, 2014, the total market value of these securities was $5,038,925, which represented 1.5% of the Portfolio’s net assets.

(d)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2014.

(e)	Delayed delivery security.

(f)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for swap and future contracts (See Note (Q)).

(g)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities Sold Short (See Note 2(M)).

(h)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2014, the total market value of these securities was $(11,436,995), which represented (3.4)% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(i)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2014.

(j)	As of December 31, 2014, cash in the amount of $470,578 is on deposit with a broker for future transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-385

Portfolio of Investments December 31, 2014 (continued)

(k)	As of December 31, 2014, cost was $547,995,243 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$2,682,434
Gross unrealized depreciation	(27,508,081)

Net unrealized depreciation	$(24,825,647)

As of December 31, 2014, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Brazilian Real vs. U.S. Dollar	1/5/15	Credit Suisse International	BRL	22,785,478	USD	8,804,280	USD	(232,512)
Brazilian Real vs. U.S. Dollar	1/5/15	JPMorgan Chase Bank		16,939,085		6,469,901		(97,512)
Euro vs. U.S. Dollar	2/19/15	JPMorgan Chase Bank	EUR	181,000		222,115		(2,999)
Indian Rupee vs. U.S. Dollar	1/20/15	JPMorgan Chase Bank	INR	325,945,820		5,191,460		(44,132)
Japanese Yen vs. U.S. Dollar	1/5/15	Credit Suisse International	JPY	553,300,000		4,587,133		32,169
Mexican Peso vs. U.S. Dollar	2/5/15	Credit Suisse International	MXN	42,487,000		3,116,495		(242,159)
Polish Zloty vs. Euro	1/30/15	JPMorgan Chase Bank	PLN	4,172,000		1,247,808		(70,819)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Australian Dollar vs. U.S. Dollar	1/5/15	Credit Suisse International	AUD	4,171,000	USD	3,546,535	USD	141,330
Brazilian Real vs. U.S. Dollar	1/5/15	Credit Suisse International	BRL	22,785,479		9,167,068		595,298
Brazilian Real vs. U.S. Dollar	2/3/15	Credit Suisse International		1,043,868		409,649		20,010
Brazilian Real vs. U.S. Dollar	7/2/15	Credit Suisse International		22,785,478		8,347,858		196,279
Brazilian Real vs. U.S. Dollar	1/5/15	JPMorgan Chase Bank		16,939,085		6,928,107		555,718
Brazilian Real vs. U.S. Dollar	7/2/15	JPMorgan Chase Bank		7,663,453		2,819,519		77,894
Canadian Dollar vs. U.S. Dollar	3/3/15	JPMorgan Chase Bank	CAD	828,000		712,909		1,169
Euro vs. U.S. Dollar	2/19/15	JPMorgan Chase Bank	EUR	44,928,000		55,833,163		1,443,992
Hungarian Forint vs. U.S. Dollar	1/30/15	Credit Suisse International	HUF	468,622,315		1,926,443		136,345
Japanese Yen vs. U.S. Dollar	1/5/15	Credit Suisse International	JPY	553,300,000		4,675,669		56,367
Japanese Yen vs. U.S. Dollar	2/3/15	Credit Suisse International	JPY	553,300,000		4,588,407		(31,985)
Mexican Peso vs. U.S. Dollar	2/5/15	Credit Suisse International	MXN	21,793,000		1,590,196		115,854
Mexican Peso vs. U.S. Dollar	2/5/15	JPMorgan Chase Bank		61,204,809		4,388,080		247,445
New Zealand Dollar vs. U.S. Dollar	1/5/15	JPMorgan Chase Bank	NZD	2,641,000		2,066,556		6,444
Pound Sterling vs. U.S. Dollar	2/3/15	Credit Suisse International	GBP	1,390,000		2,171,837		5,876
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	2,910,072

Written Option on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Notional Amount	Premium (Received)	Market Value
Put-U.S. Treasury Note (10 Year) February 2015, American Style	Barclays Capital	$126.00	2/20/2015	$(104,000)	$(61,718)	$(61,750)

M-386	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Written Interest Rate Swaptions

Description	Counterparty	Underlying Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium (Received)	Market Value
Call-OTC 3 Month Interest Rate Swap, European style	Credit Suisse International	3-Month-USD-LIBOR	Receive	2.545%	3/20/2015	$(7,400,000)	$(92,500)	$(93,669)

Written Inflation-Capped Option

Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premium (Received)	Market Value
Floor-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U)	JPMorgan Chase Bank	234.781	Maximum of [0, Final Index/Initial Index – (1 + 4.000%)10]	5/16/24	$(300,000)	$(2,085)	$(598)

Written Foreign Currency Option

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount	Premium (Received)	Market Value
Call-OTC USD vs. INR	JPMorgan Chase Bank	$65.00	3/10/2015	$(6,200,000)	$(72,695)	$(48,627)

Swap Contracts

Open OTC inflation swap agreements as of December 31, 2014 were as follows:

Notional Amount	Currency	Expiration Date	Counterparty	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation / (Depreciation)
$ 200,000	USD	10/31/2016	Credit Suisse International	Fixed 1.94%	12-Month USD-CPI	$—	$(5,394)	$(5,394)
$ 8,000,000	USD	11/16/2017	Credit Suisse International	Fixed 2.32%	12-Month USD-CPI	—	(438,996)	(438,996)
B$ 300,000	BRL	1/4/2021	Credit Suisse International	CETIP	Fixed 11.50%	1,561	(1,647)	(3,208)
B$5,900,000	BRL	1/4/2021	Credit Suisse International	CETIP	Fixed 11.68%	(3,445)	17,705	21,150
£ 2,800,000	GBP	12/11/2024	Credit Suisse International	UK RPI	Fixed 3.10%	18,642	23,094	4,452
£ 800,000	GBP	9/23/2044	Credit Suisse International	UK RPI	Fixed 3.53%	(2,269)	62,988	65,257
£ 1,500,000	GBP	10/15/2044	Credit Suisse International	UK RPI	Fixed 3.50%	(22,153)	90,698	112,851
£ 100,000	GBP	11/15/2044	Credit Suisse International	UK RPI	Fixed 3.55%	392	8,846	8,454
£ 200,000	GBP	12/15/2044	Credit Suisse International	UK RPI	Fixed 3.45%	(716)	3,910	4,626
£ 600,000	GBP	12/15/2044	Credit Suisse International	UK RPI	Fixed 3.53%	4,987	43,497	38,510
						$(3,001)	$(195,299)	$(192,298)

Open centrally cleared interest rate swap agreements as of December 31, 2014 were as follows (1):

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation / (Depreciation)
M$104,800,000	MXN	11/9/2021	MXN TIIE	Fixed 5.67%	$—	$(36,745)	$(36,745)
$ 5,000,000	USD	6/19/2043	Fixed 0.25%	3-Month USD-LIBOR	321,816	(56,096)	(377,912)
$ 5,300,000	USD	12/18/2043	Fixed 3.50%	3-Month USD-LIBOR	189,843	(894,939)	(1,084,782)
$ 4,000,000	USD	12/18/2043	Fixed 3.50%	3-Month USD-LIBOR	143,278	(675,426)	(818,704)
$ 2,300,000	USD	12/17/2044	Fixed 3.50%	3-Month USD-LIBOR	(90,321)	(395,037)	(304,716)
$ 3,800,000	USD	12/17/2044	3-Month USD-LIBOR	Fixed 3.00%	(112,518)	(249,867)	(137,349)
€ 4,000,000	EUR	3/15/2045	Fixed 2.00%	6-Month EUR-LIBOR	(119,866)	(656,134)	(536,268)
					$332,232	$(2,964,244)	$(3,296,476)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-387

Portfolio of Investments December 31, 2014 (continued)

Open OTC credit default swap contract as of December 31, 2014 was as follows:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection(2)	Notional Amount (000)(3)	(Pay)/ Receive Fixed Rate(4)	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)(5)
CIT Group, Inc.
5.25%, due 3/15/18	Credit Suisse	3/20/2015	Sell	$200	5.00%	$1,733	$2,218	$485

Open centrally cleared credit default swaps as of December 31, 2014 were as follows (1):

Reference Entity	Termination Date	Buy/Sell Protection(2)	Notional Amount (000)(3)	(Pay)/ Receive Fixed Rate(4)	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)(5)
Markit CDX North American High Yield Series 23	12/20/2019	Sell	$2,800	5.00%	$180,676	$173,894	$(6,782)
Markit CDX North American Investment Grade Series 23	12/20/2019	Sell	2,500	1.00%	40,056	40,172	116
Markit CDX North American Investment Grade Series 23	12/20/2019	Sell	1,400	1.00%	22,431	22,496	65
Markit CDX North American Investment Grade Series 23	12/20/2019	Sell	6,500	1.00%	104,146	104,447	301
					$347,309	$341,009	$(6,300)

(1)	As of December 31, 2014, cash in the amount of $716,230 was on deposit with brokers for centrally cleared swap agreements.

(2)	Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

(4)	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

(5)	Represents the difference between the value of the credit default swap contract at the time they were opened and the value at December 31, 2014.

The following abbreviations are used in the preceding pages:

£—British Pound Sterling

A$—Australian Dollar

B$—Brazilian Real

C$—Canadian Dollar

€—Euro

M$—Mexican Peso

N$—New Zealand Dollar

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

HUF—Hungarian Forint

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

NZD—New Zealand Dollar

PLN—Polish Zloty

USD—United States Dollar

M-388	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$5,358,831	$—	$5,358,831
Corporate Bonds	—	40,128,140	—	40,128,140
Foreign Government Bonds	—	55,741,203	—	55,741,203
Mortgage-Backed Securities	—	9,567,752	—	9,567,752
U.S. Government & Federal Agencies	—	403,714,236	—	403,714,236

Total Long-Term Bonds	—	514,510,162	—	514,510,162

Purchased Put Option	41,610	—	—	41,610

Short-Term Investments
Foreign Government Bonds	—	3,979,889	—	3,979,889
Other Commercial Paper	—	2,190,214	—	2,190,214
U.S. Government & Federal Agencies	—	2,447,721	—	2,447,721

Total Short-Term Investments	—	8,617,824	—	8,617,824

Total Investments in Securities	41,610	523,127,986	—	523,169,596

Other Financial Instruments
Credit Default Swap Contracts	—	343,227	—	343,227
Foreign Currency Forward Contracts (b)	—	3,632,190	—	3,632,190
Futures Contracts Long (b)	245,649	—	—	245,649
Futures Contracts Short (b)	40,078	—	—	40,078
Inflation Swap Contracts	—	250,738	—	250,738

Total Other Financial Instruments	285,727	4,226,155	—	4,511,882

Total Investments in Securities and Other Financial Instruments	$327,337	$527,354,141	$—	$527,681,478

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
U.S. Government & Federal Agency Sold Short	$—	$(11,436,995)	$—	$(11,436,995)

Total Investments in Securities Sold Short	—	(11,436,995)	—	(11,436,995)

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	(722,118)	—	(722,118)
Futures Contracts Short (b)	(235,832)	—	—	(235,832)
Inflation Swap Contracts	—	(446,037)	—	(446,037)
Interest Rate Swap Contracts	—	(2,964,244)	—	(2,964,244)
Interest Rate Swaptions	(93,669)	—	—	(93,669)
Inflation-Capped Option	(598)	—	—	(598)
Written Options	(110,377)	—	—	(110,377)

Total Other Financial Instruments	(440,476)	(4,132,399)	—	(4,572,875)

Total Investments in Securities Sold Short and Other Financial Instruments	$(440,476)	$(15,569,394)	$—	$(16,009,870)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-389

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $547,950,017)	$523,169,596
Cash collateral on deposit at broker	1,186,808
Cash	500,952
Cash denominated in foreign currencies (identified cost $469,433)	466,048
Receivables:
Investment securities sold	182,403,155
Interest	2,304,524
Variation margin on futures contracts	74,654
Fund shares sold	32,200
Open OTC swap contracts, at value	252,956
Unrealized appreciation on foreign currency forward contracts	3,632,190

Total assets	714,023,083

Liabilities
Investments sold short (proceeds $11,401,684)	11,436,995
Cash collateral due to broker	2,285,000
Written options, at value (premiums received $228,998)	204,644
Payables:
Dollar roll transactions	335,226,696
Investment securities purchased	22,065,391
Fund shares redeemed	194,427
Manager (See Note 3)	145,994
NYLIFE Distributors (See Note 3)	70,977
Professional fees	29,907
Shareholder communication	23,202
Custodian	4,979
Trustees	315
Variation margin payable on centrally cleared swap contracts	91,990
Open OTC swap contracts, at value	446,037
Accrued expenses	59
Unrealized depreciation on foreign currency forward contracts	722,118

Total liabilities	372,948,731

Net assets	$341,074,352

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,223
Additional paid-in capital	398,053,550

398,092,773
Undistributed net investment income	12,646,903
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(44,251,869)
Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options	(28,200,761)
Net unrealized appreciation (depreciation) on investments sold short	(35,311)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	2,822,617

Net assets	$341,074,352

Initial Class
Net assets applicable to outstanding shares	$9,479,161

Shares of beneficial interest outstanding	1,088,073

Net asset value per share outstanding	$8.71

Service Class
Net assets applicable to outstanding shares	$331,595,191

Shares of beneficial interest outstanding	38,134,863

Net asset value per share outstanding (a)	$8.70

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

M-390	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Interest	$12,218,202

Expenses
Manager (See Note 3)	1,801,053
Distribution and service—Service Class (See Note 3)	876,468
Interest expense	271,123
Custodian	87,698
Professional fees	61,585
Shareholder communication	57,191
Trustees	6,062
Miscellaneous	13,794

Total expenses before waiver/reimbursement	3,174,974
Expense waiver/reimbursement from Manager (See Note 3)	(53,174)

Net expenses	3,121,800

Net investment income (loss)	9,096,402

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(3,254,505)
Investments sold short	(6,613)
Futures transactions	(708,057)
Written option transactions	10,997
Swap transactions	(620,840)
Foreign currency transactions	4,672,851

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	93,833

Net change in unrealized appreciation (depreciation) on:
Investments	2,722,038
Investments sold short	(35,311)
Futures contracts	107,386
Swap contracts	(5,399,855)
Written option contracts	27,994
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	2,283,821

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts, written options and foreign currency transactions	(293,927)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(200,094)

Net increase (decrease) in net assets resulting from operations	$8,896,308

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-391

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,096,402	$3,018,759
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	93,833	(7,750,299)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options, swap contracts and foreign currency transactions	(293,927)	(40,492,365)

Net increase (decrease) in net assets resulting from operations	8,896,308	(45,223,905)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(82,664)	(126,711)
Service Class	(2,116,976)	(4,287,326)

	(2,199,640)	(4,414,037)

From net realized gain on investments:
Initial Class	(864,859)	(67,235)
Service Class	(31,587,564)	(2,601,367)

	(32,452,423)	(2,668,602)

Total dividends and distributions to shareholders	(34,652,063)	(7,082,639)

Capital share transactions:
Net proceeds from sale of shares	32,043,168	74,947,360
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	34,652,063	7,082,639
Cost of shares redeemed	(66,223,678)	(151,814,149)

Increase (decrease) in net assets derived from capital share transactions	471,553	(69,784,150)

Net increase (decrease) in net assets	(25,284,202)	(122,090,694)

Net Assets
Beginning of year	366,358,554	488,449,248

End of year	$341,074,352	$366,358,554

Undistributed net investment income at end of year	$12,646,903	$1,607,663

M-392	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the year ended December 31, 2014

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$8,896,308
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Long term investments purchased	(457,717,603)
Long term investments sold	439,756,843
Securities sold short	11,401,684
Sale of short term investments, net	294,941,494
Amortization (accretion) of discount and premium, net	(6,362,753)
Increase in investment securities sold receivable	(171,374,361)
Increase in interest receivable	(333,106)
Decrease in deposit at brokers	429,545
Decrease in other assets	201
Increase in receivable for open forward foreign currency contracts	(2,944,708)
Increase in premiums from written options	220,638
Increase in investment securities purchased payable	21,151,799
Decrease in payable for dollar rolls	(106,240,778)
Increase in due to broker	1,895,000
Decrease in professional fees payable	(42,323)
Decrease in custodian payable	(2,779)
Increase in shareholder communication payable	4,328
Decrease in due to directors	(342)
Increase in due to manager	3,417
Decrease in due to NYLIFE Distributors	(5,786)
Decrease in receivable for open OTC swap contracts	91,249
Increase in payable for open OTC swap contracts	248,062
Increase in payable for open forward foreign currency contracts	579,301
Increase in variation margin on derivative instruments	290,077
Decrease in accrued expenses and other liabilities	(2,676)
Net change in unrealized (appreciation) depreciation on investments	(2,722,038)
Net realized loss from investments	3,254,505
Net change in unrealized (appreciation) on securities sold short	35,311
Net realized loss from securities sold short	6,613

Net cash provided by operating activities	35,457,122

Cash flows from financing activities:
Proceeds from shares sold	32,019,333
Payment on shares redeemed	(66,687,646)

Net cash used in financing activities	(34,668,313)

Net increase in cash:	788,809
Cash at beginning of year	178,191

Cash at end of year	$967,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-393

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,				February 17, 2012** through December 31,
	2014		2013		2012
Net asset value at beginning of period	$9.44		$10.59		$10.00

Net investment income (loss) (a)	0.26		0.09		0.14
Net realized and unrealized gain (loss) on investments	(0.18)		(1.05)		0.47
Net realized and unrealized gain (loss) on foreign currency transactions	0.18		(0.01)		(0.02)

Total from investment operations	0.26		(0.97)		0.59

Less dividends and distributions:
From net investment income	(0.09)		(0.12)		—
From net realized gain on investments	(0.90)		(0.06)		—

Total dividends and distributions	(0.99)		(0.18)		—

Net asset value at end of period	$8.71		$9.44		$10.59

Total investment return	2.50%		(9.08%)		5.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%		0.88%		1.51	%††
Net expenses (d)	0.64%		0.61%		0.62	%††
Expenses (before waiver/reimbursement) (d)	0.64%		0.61%		0.62	%††
Portfolio turnover rate	85	%(e)	88	% (e)	44	%(e)
Net assets at end of period (in 000’s)	$9,479		$9,678		$12,642

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes interest expenses of 0.08%, 0.07% and 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions for the years ended December 31, 2014, 2013 and the period ended December 31, 2012, respectively.
(e)	The portfolio turnover rates not including dollar rolls were 49%, 88% for the years ended December 31, 2014, 2013 and 43% for the period ended December 31, 2012.

M-394	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,				February 17, 2012** through December 31,
	2014		2013		2012
Net asset value at beginning of period	$9.42		$10.58		$10.00

Net investment income (loss) (a)	0.24		0.07		0.12
Net realized and unrealized gain (loss) on investments	(0.18)		(1.05)		0.48
Net realized and unrealized gain (loss) on foreign currency transactions	0.18		(0.01)		(0.02)

Total from investment operations	0.24		(0.99)		0.58

Less dividends and distributions:
From net investment income	(0.06)		(0.11)		—
From net realized gain on investments	(0.90)		(0.06)		—

Total dividends and distributions	(0.96)		(0.17)		—

Net asset value at end of period	$8.70		$9.42		$10.58

Total investment return	2.26%		(9.26%)		5.80	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.52%		0.67%		1.32	%††
Net expenses (d)	0.87%		0.82%		0.81	%††
Expenses (before waiver/reimbursement) (d)	0.89%		0.86%		0.87	%††
Portfolio turnover rate	85	%(e)	88	% (e)	44	%(e)
Net assets at end of period (in 000’s)	$331,595		$356,681		$475,807

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes interest expenses of 0.08%, 0.07% and 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions for the years ended December 31, 2014, 2013 and the period ended December 31, 2012, respectively.
(e)	The portfolio turnover rates not including dollar rolls were 49%, 88% for the years ended December 31, 2014, 2013 and 43% for the period ended December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-395

MainStay VP S&P 500 Index Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	13.35%	15.12%	7.43%	0.28%
Service Class Shares	13.06	14.84	7.15	0.53

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	13.69%	15.45%	7.67%
Average Lipper Variable Products S&P 500 Index Portfolio[5]	13.21	15.01	7.32

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance figures shown for the ten-year period ended December 31, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 7.41% for Initial Class shares and 7.14% for Service Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products S&P 500 Index Portfolio is representative of portfolios that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index portfolios have limited expenses (advisor fee no higher than 0.50%). Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-396	MainStay VP S&P 500 Index Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,059.70	$1.45	$1,023.80	$1.43

Service Class Shares	$1,000.00	$1,058.30	$2.75	$1,022.50	$2.70

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.28% for Initial Class and 0.53% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-397

Industry Composition as of December 31, 2014 (Unaudited)

Oil, Gas & Consumable Fuels	6.9%
Pharmaceuticals	6.1
Banks	5.9
Technology Hardware, Storage & Peripherals	4.6
Software	3.7
Media	3.5
IT Services	3.2
Internet Software & Services	3.1
Biotechnology	2.8
Insurance	2.7
Aerospace & Defense	2.6
Food & Staples Retailing	2.4
Semiconductors & Semiconductor Equipment	2.4
Chemicals	2.3
Industrial Conglomerates	2.3
Real Estate Investment Trusts	2.3
Specialty Retail	2.3
Capital Markets	2.2
Diversified Telecommunication Services	2.2
Health Care Equipment & Supplies	2.2
Health Care Providers & Services	2.2
Beverages	2.1
Diversified Financial Services	2.0
Household Products	1.9
Electric Utilities	1.8
Communications Equipment	1.6
Food Products	1.6
Hotels, Restaurants & Leisure	1.6
Machinery	1.5
Tobacco	1.4
Energy Equipment & Services	1.3
Multi-Utilities	1.2
Internet & Catalog Retail	1.1
Road & Rail	1.0

Consumer Finance	0.9%
Air Freight & Logistics	0.8
Textiles, Apparel & Luxury Goods	0.8
Automobiles	0.7
Multiline Retail	0.7
Electrical Equipment	0.6
Airlines	0.4
Auto Components	0.4
Commercial Services & Supplies	0.4
Electronic Equipment, Instruments & Components	0.4
Household Durables	0.4
Life Sciences Tools & Services	0.4
Metals & Mining	0.4
Containers & Packaging	0.2
Professional Services	0.2
Trading Companies & Distributors	0.2
Building Products	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Real Estate Management & Development	0.1
Thrifts & Mortgage Finance	0.1
Gas Utilities	0.0 ‡
Short-Term Investments	2.8
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page M-400 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2014 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Exxon Mobil Corp.

3.	Microsoft Corp.

4.	Google, Inc.

5.	Johnson & Johnson
6.	Berkshire Hathaway, Inc. Class B

7.	Wells Fargo & Co.

8.	General Electric Co.

9.	Procter & Gamble Co. (The)

10.	JPMorgan Chase & Co.

M-398	MainStay VP S&P 500 Index Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP S&P 500 Index Portfolio perform relative to its primary benchmark and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP S&P 500 Index Portfolio returned 13.35% for Initial Class shares and 13.06% for Service Class shares. Over the same period, both share classes underperformed the 13.69% return of the S&P 500® Index,1 which is the Portfolio’s primary broad-based securities-market index. Initial Class shares outperformed and Service Class shares underperformed the 13.21% return of the average Lipper1 Variable Products S&P 500 Index Portfolio for the 12 months ended December 31, 2014.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

MainStay VP S&P 500 Index Portfolio invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Since these futures contracts closely track the performance of the S&P 500® Index, they had a positive impact on the Portfolio’s relative performance.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

On the basis of total return, the strongest-performing S&P 500® industries during the reporting period were airlines; technology hardware, storage & peripherals; and semiconductors & semiconductor equipment. The industries with the lowest total returns were leisure products, construction & engineering, and metals & mining.

During the reporting period, which S&P 500® industries made the strongest positive contributions to the Portfolio’s performance and which industries made the weakest contributions?

The industries that made the greatest positive contributions to the Portfolio’s performance during the reporting period were technology hardware, storage & peripherals; pharmaceuticals; and biotechnology. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Portfolio’s performance were oil, gas & consumable fuels; energy equipment & services; and Internet & catalog retail.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were air carrier Southwest Airlines, software company Electronic Arts and health care equipment and supplies company Edwards Lifesciences.

Over the same period, the S&P 500® stocks with the lowest total returns were energy equipment & services company Transocean Ltd.; oil, gas & consumable fuels company Denbury Resources; and energy equipment & services company Noble Corp. PLC.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

During the reporting period, the S&P 500® stocks that made the strongest positive contributions to the Portfolio’s absolute performance were technology hardware, storage & peripherals company Apple; software company Microsoft; and diversified financial services company Berkshire Hathaway.

Over the same period, the S&P 500® stocks that made the weakest contributions to the Portfolio’s absolute performance were Internet & catalog retail company Amazon.com; oil, gas & consumable fuels company Exxon Mobil; and IT Services company International Business Machines.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 16 additions to and 14 deletions from the S&P 500® Index. The two extra additions were due to Class C distributions from Google and Discovery Communications. In terms of index weight, significant additions to the Index included Google Inc., Class C, and Discovery Communications Inc., Class C. Significant deletions included Forest Laboratories and Beam Inc.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-399

Portfolio of Investments December 31, 2014

	Shares	Value
Common Stocks 97.1%†
Aerospace & Defense 2.6%
Boeing Co. (The)	46,338	$6,023,013
General Dynamics Corp.	22,002	3,027,915
Honeywell International, Inc.	54,705	5,466,124
L-3 Communications Holdings, Inc.	5,972	753,726
Lockheed Martin Corp.	18,792	3,618,775
Northrop Grumman Corp.	14,049	2,070,682
Precision Castparts Corp.	9,994	2,407,355
Raytheon Co.	21,645	2,341,340
Rockwell Collins, Inc.	9,357	790,479
Textron, Inc.	19,468	819,798
United Technologies Corp.	59,260	6,814,900

		34,134,107

Air Freight & Logistics 0.8%
C.H. Robinson Worldwide, Inc.	10,251	767,697
Expeditors International of Washington, Inc.	13,773	614,414
FedEx Corp.	18,410	3,197,081
United Parcel Service, Inc. Class B	48,713	5,415,424

		9,994,616

Airlines 0.4%
Delta Air Lines, Inc.	58,724	2,888,633
Southwest Airlines Co.	47,727	2,019,807

		4,908,440

Auto Components 0.4%
BorgWarner, Inc.	15,764	866,232
Delphi Automotive PLC	20,692	1,504,722
Goodyear Tire & Rubber Co. (The)	19,130	546,544
Johnson Controls, Inc.	46,559	2,250,662

		5,168,160

Automobiles 0.7%
Ford Motor Co.	268,975	4,169,113
General Motors Co.	94,321	3,292,746
Harley-Davidson, Inc.	14,974	986,936

		8,448,795

Banks 5.9%
Bank of America Corp.	734,968	13,148,578
BB&T Corp.	50,136	1,949,789
Citigroup, Inc.	211,723	11,456,332
Comerica, Inc.	12,668	593,369
Fifth Third Bancorp	58,108	1,183,951
Huntington Bancshares, Inc.	56,913	598,725
♦JPMorgan Chase & Co.	261,252	16,349,150
KeyCorp	61,079	848,998
M&T Bank Corp.	9,233	1,159,849
PNC Financial Services Group, Inc.	36,775	3,354,983

	Shares	Value
Banks (continued)
Regions Financial Corp.	96,227	$1,016,157
SunTrust Banks, Inc.	36,443	1,526,962
U.S. Bancorp	125,055	5,621,222
♦Wells Fargo & Co.	329,921	18,086,269
Zions Bancorp.	14,093	401,791

		77,296,125

Beverages 2.1%
Brown-Forman Corp. Class B	11,005	966,679
Coca-Cola Co. (The)	275,503	11,631,737
Coca-Cola Enterprises, Inc.	15,734	695,757
Constellation Brands, Inc. Class A (a)	11,778	1,156,246
Dr. Pepper Snapple Group, Inc.	13,672	980,009
Molson Coors Brewing Co. Class B	11,137	829,929
Monster Beverage Corp. (a)	10,014	1,085,017
PepsiCo., Inc.	104,594	9,890,409

		27,235,783

Biotechnology 2.8%
Alexion Pharmaceuticals, Inc. (a)	13,857	2,563,961
Amgen, Inc.	53,162	8,468,175
Biogen Idec, Inc. (a)	16,504	5,602,283
Celgene Corp. (a)	55,753	6,236,530
Gilead Sciences, Inc. (a)	105,437	9,938,492
Regeneron Pharmaceuticals, Inc. (a)	5,186	2,127,556
Vertex Pharmaceuticals, Inc. (a)	16,810	1,997,028

		36,934,025

Building Products 0.1%
Allegion PLC	6,693	371,194
Masco Corp.	24,725	623,070

		994,264

Capital Markets 2.2%
Affiliated Managers Group, Inc. (a)	3,848	816,700
Ameriprise Financial, Inc.	12,896	1,705,496
Bank of New York Mellon Corp. (The)	78,827	3,198,011
BlackRock, Inc.	8,903	3,183,357
Charles Schwab Corp. (The)	79,897	2,412,090
E*TRADE Financial Corp. (a)	19,891	482,456
Franklin Resources, Inc.	27,439	1,519,297
Goldman Sachs Group, Inc. (The)	28,308	5,486,940
Invesco, Ltd.	30,130	1,190,738
Legg Mason, Inc.	7,099	378,874
Morgan Stanley	106,670	4,138,796
Northern Trust Corp.	15,555	1,048,407
State Street Corp.	29,045	2,280,032
T. Rowe Price Group, Inc.	18,128	1,556,470

		29,397,664

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2014, excluding short-term investments. May be subject to change daily.

M-400	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Chemicals 2.3%
Air Products & Chemicals, Inc.	13,355	$1,926,192
Airgas, Inc.	4,599	529,713
CF Industries Holdings, Inc.	3,459	942,716
Dow Chemical Co. (The)	77,424	3,531,309
E.I. du Pont de Nemours & Co.	63,314	4,681,437
Eastman Chemical Co.	10,460	793,496
Ecolab, Inc.	18,783	1,963,199
FMC Corp.	9,232	526,501
International Flavors & Fragrances, Inc.	5,645	572,177
LyondellBasell Industries, N.V. Class A	29,042	2,305,644
Monsanto Co.	33,831	4,041,790
Mosaic Co. (The)	22,182	1,012,608
PPG Industries, Inc.	9,646	2,229,673
Praxair, Inc.	20,389	2,641,599
Sherwin-Williams Co. (The)	5,703	1,500,117
Sigma-Aldrich Corp.	8,290	1,137,968

		30,336,139

Commercial Services & Supplies 0.4%
ADT Corp. (The)	12,159	440,520
Cintas Corp.	6,730	527,901
Pitney Bowes, Inc.	13,990	340,936
Republic Services, Inc.	17,592	708,078
Stericycle, Inc. (a)	5,936	778,091
Tyco International PLC	29,460	1,292,116
Waste Management, Inc.	29,762	1,527,386

		5,615,028

Communications Equipment 1.6%
Cisco Systems, Inc.	357,375	9,940,386
F5 Networks, Inc. (a)	5,156	672,678
Harris Corp.	7,298	524,142
Juniper Networks, Inc.	26,906	600,542
Motorola Solutions, Inc.	14,930	1,001,504
QUALCOMM, Inc.	116,195	8,636,774

		21,376,026

Construction & Engineering 0.1%
Fluor Corp.	10,918	661,958
Jacobs Engineering Group, Inc. (a)	9,121	407,618
Quanta Services, Inc. (a)	14,953	424,516

		1,494,092

Construction Materials 0.1%
Martin Marietta Materials, Inc.	4,230	466,654
Vulcan Materials Co.	9,204	604,979

		1,071,633

Consumer Finance 0.9%
American Express Co.	62,187	5,785,878
Capital One Financial Corp.	38,855	3,207,480
Discover Financial Services	31,693	2,075,575

	Shares	Value
Consumer Finance (continued)
Navient Corp.	28,669	$619,537

		11,688,470

Containers & Packaging 0.2%
Avery Dennison Corp.	6,204	321,863
Ball Corp.	9,569	652,319
MeadWestvaco Corp.	11,714	519,984
Owens-Illinois, Inc. (a)	11,428	308,442
Sealed Air Corp.	14,769	626,649

		2,429,257

Distributors 0.1%
Genuine Parts Co.	10,694	1,139,660

Diversified Consumer Services 0.1%
H&R Block, Inc.	18,928	637,495

Diversified Financial Services 2.0%
♦Berkshire Hathaway, Inc. Class B (a)	127,444	19,135,717
CME Group, Inc.	22,003	1,950,566
Intercontinental Exchange, Inc.	7,902	1,732,830
Leucadia National Corp.	22,118	495,885
McGraw Hill Financial, Inc.	18,975	1,688,395
Moody’s Corp.	12,946	1,240,356
NASDAQ OMX Group, Inc. (The)	8,006	383,968

		26,627,717

Diversified Telecommunication Services 2.2%
AT&T, Inc.	362,506	12,176,577
CenturyLink, Inc.	39,718	1,572,039
Frontier Communications Corp.	69,224	461,724
Level 3 Communications, Inc. (a)	19,350	955,503
Verizon Communications, Inc.	290,013	13,566,808
Windstream Holdings, Inc.	41,285	340,188

		29,072,839

Electric Utilities 1.8%
American Electric Power Co., Inc.	33,980	2,063,266
Duke Energy Corp.	49,431	4,129,466
Edison International	22,770	1,490,980
Entergy Corp.	12,613	1,103,385
Exelon Corp.	59,784	2,216,791
FirstEnergy Corp.	29,409	1,146,657
NextEra Energy, Inc.	30,504	3,242,270
Northeast Utilities	22,141	1,184,986
Pepco Holdings, Inc.	17,587	473,618
Pinnacle West Capital Corp.	7,618	520,386
PPL Corp.	46,250	1,680,262
Southern Co. (The)	62,885	3,088,282
Xcel Energy, Inc.	35,202	1,264,456

		23,604,805

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-401

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Electrical Equipment 0.6%
AMETEK, Inc.	17,117	$900,868
Eaton Corp. PLC	33,188	2,255,456
Emerson Electric Co.	48,476	2,992,423
Rockwell Automation, Inc.	9,488	1,055,066

		7,203,813

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. Class A	21,628	1,163,803
Corning, Inc.	89,926	2,062,003
FLIR Systems, Inc.	9,882	319,287
TE Connectivity, Ltd.	28,423	1,797,755

		5,342,848

Energy Equipment & Services 1.3%
Baker Hughes, Inc.	30,356	1,702,061
Cameron International Corp. (a)	13,799	689,260
Diamond Offshore Drilling, Inc.	4,813	176,685
Ensco PLC Class A	16,179	484,561
FMC Technologies, Inc. (a)	16,387	767,567
Halliburton Co.	59,248	2,330,224
Helmerich & Payne, Inc.	7,529	507,605
Nabors Industries, Ltd.	20,158	261,651
National Oilwell Varco, Inc.	30,092	1,971,929
Noble Corp. PLC	17,551	290,820
Schlumberger, Ltd.	89,931	7,681,007
Transocean, Ltd.	23,479	430,370

		17,293,740

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	30,587	4,335,707
CVS Health Corp.	80,118	7,716,165
Kroger Co. (The)	34,321	2,203,751
Safeway, Inc.	15,959	560,480
Sysco Corp.	41,085	1,630,664
Wal-Mart Stores, Inc.	110,378	9,479,263
Walgreens Boots Alliance, Inc.	60,792	4,632,350
Whole Foods Market, Inc.	25,165	1,268,819

		31,827,199

Food Products 1.6%
Archer-Daniels-Midland Co.	44,964	2,338,128
Campbell Soup Co.	12,439	547,316
ConAgra Foods, Inc.	29,690	1,077,153
General Mills, Inc.	42,195	2,250,259
Hershey Co. (The)	10,375	1,078,274
Hormel Foods Corp.	9,323	485,728
J.M. Smucker Co. (The)	7,093	716,251
Kellogg Co.	17,616	1,152,791
Keurig Green Mountain, Inc.	8,485	1,123,372
Kraft Foods Group, Inc.	41,271	2,586,041
McCormick & Co., Inc.	9,149	679,771
Mead Johnson Nutrition Co.	14,119	1,419,524

	Shares	Value
Food Products (continued)
Mondelez International, Inc. Class A	117,405	$4,264,737
Tyson Foods, Inc. Class A	20,468	820,562

		20,539,907

Gas Utilities 0.0%‡
AGL Resources, Inc.	8,228	448,508

Health Care Equipment & Supplies 2.2%
Abbott Laboratories	105,283	4,739,841
Baxter International, Inc.	37,775	2,768,530
Becton, Dickinson & Co.	13,362	1,859,456
Boston Scientific Corp. (a)	92,474	1,225,281
C.R. Bard, Inc.	5,199	866,257
CareFusion Corp. (a)	14,131	838,534
Covidien PLC	31,643	3,236,446
DENTSPLY International, Inc.	9,883	526,467
Edwards Lifesciences Corp. (a)	7,476	952,293
Intuitive Surgical, Inc. (a)	2,534	1,340,334
Medtronic, Inc.	68,791	4,966,710
St. Jude Medical, Inc.	19,981	1,299,364
Stryker Corp.	20,833	1,965,177
Varian Medical Systems, Inc. (a)	6,948	601,071
Zimmer Holdings, Inc.	11,836	1,342,439

		28,528,200

Health Care Providers & Services 2.2%
Aetna, Inc.	24,701	2,194,190
AmerisourceBergen Corp.	14,520	1,309,123
Anthem, Inc.	18,894	2,374,409
Cardinal Health, Inc.	23,208	1,873,582
Cigna Corp.	18,377	1,891,177
DaVita HealthCare Partners, Inc. (a)	11,968	906,456
Express Scripts Holding Co. (a)	51,291	4,342,809
Humana, Inc.	10,695	1,536,123
Laboratory Corporation of America Holdings (a)	5,922	638,984
McKesson Corp.	16,206	3,364,041
Patterson Cos., Inc.	5,776	277,826
Quest Diagnostics, Inc.	10,070	675,294
Tenet Healthcare Corp. (a)	6,870	348,103
UnitedHealth Group, Inc.	67,077	6,780,814
Universal Health Services, Inc. Class B	6,355	707,057

		29,219,988

Health Care Technology 0.1%
Cerner Corp. (a)	21,143	1,367,106

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	31,372	1,422,093
Chipotle Mexican Grill, Inc. (a)	2,164	1,481,280
Darden Restaurants, Inc.	9,270	543,500
Marriott International, Inc. Class A	14,841	1,158,043

M-402	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
McDonald’s Corp.	68,015	$6,373,005
Royal Caribbean Cruises, Ltd.	11,588	955,199
Starbucks Corp.	52,297	4,290,969
Starwood Hotels & Resorts Worldwide, Inc.	12,439	1,008,430
Wyndham Worldwide Corp.	8,719	747,741
Wynn Resorts, Ltd.	5,596	832,461
Yum! Brands, Inc.	30,626	2,231,104

		21,043,825

Household Durables 0.4%
D.R. Horton, Inc.	23,102	584,249
Garmin, Ltd.	8,519	450,059
Harman International Industries, Inc.	4,682	499,616
Leggett & Platt, Inc.	9,561	407,394
Lennar Corp. Class A	12,206	546,951
Mohawk Industries, Inc. (a)	4,313	670,068
Newell Rubbermaid, Inc.	19,072	726,452
PulteGroup, Inc.	23,880	512,465
Whirlpool Corp.	5,436	1,053,171

		5,450,425

Household Products 1.9%
Clorox Co. (The)	8,935	931,117
Colgate-Palmolive Co.	59,799	4,137,493
Kimberly-Clark Corp.	26,045	3,009,239
♦Procter & Gamble Co. (The)	188,845	17,201,891

		25,279,740

Independent Power & Renewable Electricity Producers 0.1%
AES Corp. (The)	46,352	638,267
NRG Energy, Inc.	23,533	634,214

		1,272,481

Industrial Conglomerates 2.3%
3M Co.	44,837	7,367,616
Danaher Corp.	42,725	3,661,960
♦General Electric Co.	701,823	17,735,067
Roper Industries, Inc.	6,999	1,094,293

		29,858,936

Insurance 2.7%
ACE, Ltd.	23,185	2,663,493
Aflac, Inc.	31,490	1,923,724
Allstate Corp. (The)	29,314	2,059,309
American International Group, Inc.	97,836	5,479,794
Aon PLC	19,928	1,889,772
Assurant, Inc.	5,035	344,545
Chubb Corp. (The)	16,480	1,705,186
Cincinnati Financial Corp.	10,209	529,132
Genworth Financial, Inc. Class A (a)	34,234	290,989
Hartford Financial Services Group, Inc. (The)	29,919	1,247,323
Lincoln National Corp.	18,166	1,047,633

	Shares	Value
Insurance (continued)
Loews Corp.	20,860	$876,537
Marsh & McLennan Cos., Inc.	37,915	2,170,255
MetLife, Inc.	79,567	4,303,779
Principal Financial Group, Inc.	18,963	984,938
Progressive Corp. (The)	37,491	1,011,882
Prudential Financial, Inc.	32,067	2,900,781
Torchmark Corp.	8,887	481,409
Travelers Companies, Inc. (The)	23,161	2,451,592
Unum Group	17,748	619,050
XL Group PLC	17,949	616,907

		35,598,030

Internet & Catalog Retail 1.1%
Amazon.com, Inc. (a)	26,534	8,234,827
Expedia, Inc.	6,910	589,838
Netflix, Inc. (a)	4,186	1,429,979
Priceline Group, Inc. (The) (a)	3,650	4,161,766
TripAdvisor, Inc. (a)	7,674	572,941

		14,989,351

Internet Software & Services 3.1%
Akamai Technologies, Inc. (a)	12,397	780,515
eBay, Inc. (a)	79,012	4,434,153
Facebook, Inc. Class A (a)	146,127	11,400,829
♦Google, Inc. Class A (a)	19,921	10,571,278
♦Google, Inc. Class C (a)	19,903	10,476,939
VeriSign, Inc. (a)	7,651	436,107
Yahoo!, Inc. (a)	61,574	3,110,103

		41,209,924

IT Services 3.2%
Accenture PLC Class A	43,854	3,916,601
Alliance Data Systems Corp. (a)	4,467	1,277,785
Automatic Data Processing, Inc.	33,556	2,797,564
Cognizant Technology Solutions Corp. Class A (a)	42,556	2,240,999
Computer Sciences Corp.	9,819	619,088
Fidelity National Information Services, Inc.	19,880	1,236,536
Fiserv, Inc. (a)	17,086	1,212,593
International Business Machines Corp.	64,323	10,319,982
MasterCard, Inc. Class A	68,560	5,907,130
Paychex, Inc.	22,762	1,050,922
Teradata Corp. (a)	10,693	467,070
Total System Services, Inc.	11,566	392,781
Visa, Inc. Class A	34,134	8,949,935
Western Union Co. (The)	36,902	660,915
Xerox Corp.	74,994	1,039,417

		42,089,318

Leisure Products 0.1%
Hasbro, Inc.	7,999	439,865
Mattel, Inc.	23,437	725,258

		1,165,123

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-403

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	23,151	$947,802
PerkinElmer, Inc.	7,785	340,438
Thermo Fisher Scientific, Inc.	27,957	3,502,733
Waters Corp. (a)	5,849	659,299

		5,450,272

Machinery 1.5%
Caterpillar, Inc.	42,310	3,872,634
Cummins, Inc.	11,934	1,720,525
Deere & Co.	24,968	2,208,919
Dover Corp.	11,618	833,243
Flowserve Corp.	9,662	578,078
Illinois Tool Works, Inc.	25,122	2,379,053
Ingersoll-Rand PLC	18,634	1,181,209
Joy Global, Inc.	6,966	324,058
PACCAR, Inc.	24,748	1,683,112
Pall Corp.	7,440	753,002
Parker Hannifin Corp.	10,334	1,332,569
Pentair PLC	13,205	877,076
Snap-on, Inc.	4,024	550,242
Stanley Black & Decker, Inc.	10,887	1,046,023
Xylem, Inc.	12,778	486,459

		19,826,202

Media 3.5%
Cablevision Systems Corp. Class A	14,828	306,050
CBS Corp. Class B	33,323	1,844,095
Comcast Corp. Class A	180,050	10,444,700
DIRECTV (a)	34,985	3,033,200
Discovery Communications, Inc. Class A (a)	10,306	355,042
Discovery Communications, Inc. Class C (a)	19,034	641,826
Gannett Co., Inc.	15,784	503,983
Interpublic Group of Cos., Inc. (The)	29,496	612,632
News Corp. Class A (a)	34,477	540,944
Omnicom Group, Inc.	17,494	1,355,260
Scripps Networks Interactive Class A	7,222	543,600
Time Warner Cable, Inc.	19,603	2,980,832
Time Warner, Inc.	58,600	5,005,612
Twenty-First Century Fox, Inc. Class A	129,626	4,978,287
Viacom, Inc. Class B	25,818	1,942,805
Walt Disney Co. (The)	109,028	10,269,347

		45,358,215

Metals & Mining 0.4%
Alcoa, Inc.	82,385	1,300,859
Allegheny Technologies, Inc.	7,480	260,080
Freeport-McMoRan, Inc.	72,315	1,689,278
Newmont Mining Corp.	34,484	651,748
Nucor Corp.	22,038	1,080,964

		4,982,929

	Shares	Value
Multi-Utilities 1.2%
Ameren Corp.	16,802	$775,076
CenterPoint Energy, Inc.	29,684	695,496
CMS Energy Corp.	19,153	665,567
Consolidated Edison, Inc.	20,286	1,339,079
Dominion Resources, Inc.	40,808	3,138,135
DTE Energy Co.	12,245	1,057,601
Integrys Energy Group, Inc.	5,527	430,277
NiSource, Inc.	22,064	935,955
PG&E Corp.	33,203	1,767,728
Public Service Enterprise Group, Inc.	35,366	1,464,506
SCANA Corp.	9,963	601,765
Sempra Energy	16,100	1,792,896
TECO Energy, Inc.	16,239	332,737
Wisconsin Energy Corp.	15,687	827,332

		15,824,150

Multiline Retail 0.7%
Dollar General Corp. (a)	21,116	1,492,901
Dollar Tree, Inc. (a)	14,413	1,014,387
Family Dollar Stores, Inc.	6,697	530,469
Kohl’s Corp.	14,118	861,763
Macy’s, Inc.	24,131	1,586,613
Nordstrom, Inc.	9,911	786,834
Target Corp.	44,516	3,379,210

		9,652,177

Oil, Gas & Consumable Fuels 6.9%
Anadarko Petroleum Corp.	35,395	2,920,087
Apache Corp.	26,312	1,648,973
Cabot Oil & Gas Corp.	29,172	863,783
Chesapeake Energy Corp.	36,172	707,886
Chevron Corp.	132,117	14,820,885
Cimarex Energy Co.	6,059	642,254
ConocoPhillips	86,026	5,940,956
CONSOL Energy, Inc.	15,854	536,024
Denbury Resources, Inc.	24,484	199,055
Devon Energy Corp.	26,694	1,633,940
EOG Resources, Inc.	38,299	3,526,189
EQT Corp.	10,565	799,770
♦Exxon Mobil Corp.	295,940	27,359,653
Hess Corp.	17,760	1,311,043
Kinder Morgan, Inc.	118,747	5,024,186
Marathon Oil Corp.	47,176	1,334,609
Marathon Petroleum Corp.	19,582	1,767,471
Murphy Oil Corp.	11,771	594,671
Newfield Exploration Co. (a)	9,426	255,633
Noble Energy, Inc.	25,095	1,190,256
Occidental Petroleum Corp.	54,305	4,377,526
ONEOK, Inc.	14,490	721,457
Phillips 66	38,684	2,773,643
Pioneer Natural Resources Co.	10,407	1,549,082
QEP Resources, Inc.	11,542	233,379

M-404	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Range Resources Corp.	11,742	$627,610
Southwestern Energy Co. (a)	24,581	670,815
Spectra Energy Corp.	46,692	1,694,920
Tesoro Corp.	8,933	664,169
Valero Energy Corp.	36,428	1,803,186
Williams Cos., Inc. (The)	46,849	2,105,394

		90,298,505

Paper & Forest Products 0.1%
International Paper Co.	29,744	1,593,684

Personal Products 0.1%
Avon Products, Inc.	30,045	282,123
Estee Lauder Cos., Inc. (The) Class A	15,671	1,194,130

		1,476,253

Pharmaceuticals 6.1%
AbbVie, Inc.	111,349	7,286,679
Actavis PLC (a)	18,524	4,768,263
Allergan, Inc.	20,819	4,425,911
Bristol-Myers Squibb Co.	115,928	6,843,230
Eli Lilly & Co.	68,415	4,719,951
Hospira, Inc. (a)	11,753	719,871
♦Johnson & Johnson	195,623	20,456,297
Mallinckrodt PLC (a)	8,023	794,518
Merck & Co., Inc.	199,241	11,314,896
Mylan, Inc. (a)	26,158	1,474,526
Perrigo Co. PLC	9,837	1,644,353
Pfizer, Inc.	440,337	13,716,498
Zoetis, Inc.	35,036	1,507,599

		79,672,592

Professional Services 0.2%
Dun & Bradstreet Corp.	2,534	306,513
Equifax, Inc.	8,429	681,653
Nielsen N.V.	22,638	1,012,598
Robert Half International, Inc.	9,599	560,389

		2,561,153

Real Estate Investment Trusts 2.3%
American Tower Corp.	27,615	2,729,743
Apartment Investment & Management Co. Class A	10,105	375,401
AvalonBay Communities, Inc.	9,226	1,507,436
Boston Properties, Inc.	10,699	1,376,854
Crown Castle International Corp.	23,332	1,836,228
Equity Residential	25,197	1,810,153
Essex Property Trust, Inc.	4,469	923,295
General Growth Properties, Inc.	43,713	1,229,647
HCP, Inc.	31,961	1,407,243
Health Care REIT, Inc.	22,901	1,732,919

	Shares	Value
Real Estate Investment Trusts (continued)
Host Hotels & Resorts, Inc.	52,927	$1,258,075
Iron Mountain, Inc.	12,987	502,077
Kimco Realty Corp.	28,375	713,348
Macerich Co. (The)	9,731	811,663
Plum Creek Timber Co., Inc.	12,252	524,263
ProLogis, Inc.	34,943	1,503,597
Public Storage	10,090	1,865,137
Simon Property Group, Inc.	21,720	3,955,429
Ventas, Inc.	20,569	1,474,797
Vornado Realty Trust	12,202	1,436,297
Weyerhaeuser Co.	36,634	1,314,794

		30,288,396

Real Estate Management & Development 0.1%
CBRE Group, Inc. Class A (a)	19,281	660,374

Road & Rail 1.0%
CSX Corp.	69,630	2,522,695
Kansas City Southern	7,633	931,455
Norfolk Southern Corp.	21,558	2,362,972
Ryder System, Inc.	3,643	338,253
Union Pacific Corp.	62,137	7,402,381

		13,557,756

Semiconductors & Semiconductor Equipment 2.4%
Altera Corp.	21,522	795,023
Analog Devices, Inc.	21,871	1,214,278
Applied Materials, Inc.	84,755	2,112,095
Avago Technologies, Ltd.	17,675	1,777,928
Broadcom Corp. Class A	37,461	1,623,185
First Solar, Inc. (a)	5,234	233,410
Intel Corp.	337,906	12,262,609
KLA-Tencor Corp.	11,538	811,352
Lam Research Corp.	11,247	892,337
Linear Technology Corp.	16,615	757,644
Microchip Technology, Inc.	14,045	633,570
Micron Technology, Inc. (a)	75,021	2,626,485
NVIDIA Corp.	35,862	719,033
Texas Instruments, Inc.	73,822	3,946,893
Xilinx, Inc.	18,582	804,415

		31,210,257

Software 3.7%
Adobe Systems, Inc. (a)	33,112	2,407,242
Autodesk, Inc. (a)	15,864	952,792
CA, Inc.	22,502	685,186
Citrix Systems, Inc. (a)	11,250	717,750
Electronic Arts, Inc. (a)	21,898	1,029,535
Intuit, Inc.	19,955	1,839,651
♦Microsoft Corp.	576,072	26,758,544
Oracle Corp.	226,076	10,166,638
Red Hat, Inc. (a)	13,124	907,393

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-405

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Software (continued)
Salesforce.com, Inc. (a)	41,012	$2,432,422
Symantec Corp.	48,204	1,236,674

		49,133,827

Specialty Retail 2.3%
AutoNation, Inc. (a)	5,243	316,730
AutoZone, Inc. (a)	2,240	1,386,806
Bed Bath & Beyond, Inc. (a)	12,946	986,097
Best Buy Co., Inc.	20,165	786,032
Carmax, Inc. (a)	15,054	1,002,295
GameStop Corp. Class A	7,584	256,339
Gap, Inc. (The)	18,650	785,351
Home Depot, Inc. (The)	92,099	9,667,632
L Brands, Inc.	17,106	1,480,524
Lowe’s Companies, Inc.	67,994	4,677,987
O’Reilly Automotive, Inc. (a)	7,090	1,365,676
PetSmart, Inc.	6,907	561,505
Ross Stores, Inc.	14,617	1,377,798
Staples, Inc.	44,714	810,218
Tiffany & Co.	7,836	837,355
TJX Cos., Inc. (The)	48,271	3,310,425
Tractor Supply Co.	9,663	761,638
Urban Outfitters, Inc. (a)	7,090	249,072

		30,619,480

Technology Hardware, Storage & Peripherals 4.6%
♦Apple, Inc. (b)	409,879	45,242,444
EMC Corp.	142,214	4,229,444
Hewlett-Packard Co.	130,282	5,228,217
NetApp, Inc.	22,005	912,107
SanDisk Corp.	15,420	1,510,852
Seagate Technology PLC	22,826	1,517,929
Western Digital Corp.	15,322	1,696,145

		60,337,138

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc.	19,087	716,908
Fossil Group, Inc. (a)	3,243	359,130
Michael Kors Holdings, Ltd. (a)	14,298	1,073,780
NIKE, Inc. Class B	48,769	4,689,139
PVH Corp.	5,758	738,003
Ralph Lauren Corp.	4,226	782,486
Under Armour, Inc. Class A (a)	11,588	786,825
VF Corp.	24,022	1,799,248

		10,945,519

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	33,517	339,192
People’s United Financial, Inc.	21,579	327,569

		666,761

	Shares	Value
Tobacco 1.4%
Altria Group, Inc.	138,167	$6,807,488
Lorillard, Inc.	25,149	1,582,878
Philip Morris International, Inc.	108,585	8,844,248
Reynolds American, Inc.	21,466	1,379,620

		18,614,234

Trading Companies & Distributors 0.2%
Fastenal Co.	18,908	899,264
United Rentals, Inc. (a)	6,975	711,520
W.W. Grainger, Inc.	4,280	1,090,929

		2,701,713

Total Common Stocks (Cost $476,753,701)		1,274,765,189	(c)

	Principal Amount
Short-Term Investments 2.8%
U.S. Government 2.8%
United States Treasury Bills 2.8%
0.002–0.042%, due 1/8/15 (b)(d)	$32,100,000	32,099,926
0.011%, due 1/22/15 (b)(d)	4,900,000	4,899,969
0.008–0.013%, due 4/9/15 (d)	300,000	299,991

Total Short-Term Investments (Cost $37,299,886)		37,299,886

Total Investments (Cost $514,053,587) (f)	99.9%	1,312,065,075
Other Assets, Less Liabilities	0.1	1,132,473
Net Assets	100.0%	$1,313,197,548

	Contracts Long	Unrealized Appreciation (Depreciation) (e)
Futures Contracts 0.0%‡
Standard & Poor’s 500 Index Mini March 2015	357	$336,428

Total Futures Contracts (Notional Amount $36,635,340) (c)		$336,428

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(c)	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 99.9% of net assets.

(d)	Interest rate shown represents yield to maturity.

M-406	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2014.

(f)	As of December 31, 2014, cost is $537,051,892 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$782,180,556
Gross unrealized depreciation	(7,167,373)

Net unrealized appreciation	$775,013,183

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,274,765,189	$—	$—	$1,274,765,189
Short-Term Investments
U.S. Government	—	37,299,886	—	37,299,886

Total Investments in Securities	1,274,765,189	37,299,886	—	1,312,065,075

Other Financial Instruments
Futures Contracts Long (b)	336,428	—	—	336,428

Total Investments in Securities and Other Financial Instruments	$1,275,101,617	$37,299,886	$—	$1,312,401,503

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-407

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $514,053,587)	$1,312,065,075
Receivables:
Dividends and interest	1,758,946
Fund shares sold	666,790
Investment securities sold	344,981

Total assets	1,314,835,792

Liabilities
Due to custodian	256,252
Payables:
Fund shares redeemed	458,567
Variation margin on futures contracts	433,650
Manager (See Note 3)	281,456
NYLIFE Distributors (See Note 3)	88,852
Shareholder communication	88,238
Professional fees	23,468
Custodian	4,205
Trustees	1,243
Accrued expenses	2,313

Total liabilities	1,638,244

Net assets	$1,313,197,548

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$31,324
Additional paid-in capital	499,089,347

499,120,671
Undistributed net investment income	20,785,823
Accumulated net realized gain (loss) on investments and futures transactions	(5,056,862)
Net unrealized appreciation (depreciation) on investments and futures contracts	798,347,916

Net assets	$1,313,197,548

Initial Class
Net assets applicable to outstanding shares	$890,188,248

Shares of beneficial interest outstanding	21,202,440

Net asset value per share outstanding	$41.99

Service Class
Net assets applicable to outstanding shares	$423,009,300

Shares of beneficial interest outstanding	10,121,312

Net asset value per share outstanding	$41.79

M-408	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$25,652,297
Interest	16,644

Total income	25,668,941

Expenses
Manager (See Note 3)	3,202,090
Distribution and service—Service Class (See Note 3)	932,448
Shareholder communication	214,696
Professional fees	92,069
Custodian	45,093
Trustees	21,847
Miscellaneous	41,953

Total expenses	4,550,196

Net investment income (loss)	21,118,745

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	33,826,067
Futures transactions	21,054,618

Net realized gain (loss) on investments and futures transactions	54,880,685

Net change in unrealized appreciation (depreciation) on:
Investments	100,735,564
Futures contracts	70,152

Net change in unrealized appreciation (depreciation) on investments and futures contracts	100,805,716

Net realized and unrealized gain (loss) on investments and futures transactions	155,686,401

Net increase (decrease) in net assets resulting from operations	$176,805,146

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,928.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-409

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,118,745	$19,249,509
Net realized gain (loss) on investments and futures transactions	54,880,685	33,959,723
Net change in unrealized appreciation (depreciation) on investments and futures contracts	100,805,716	264,414,673

Net increase (decrease) in net assets resulting from operations	176,805,146	317,623,905

Dividends to shareholders:
From net investment income:
Initial Class	(13,922,963)	(13,748,908)
Service Class	(4,912,607)	(4,317,687)

Total dividends to shareholders	(18,835,570)	(18,066,595)

Capital share transactions:
Net proceeds from sale of shares	474,254,895	249,081,982
Net asset value of shares issued to shareholders in reinvestment of dividends	18,835,570	18,066,595
Cost of shares redeemed	(534,831,739)	(391,053,473)

Increase (decrease) in net assets derived from capital share transactions	(41,741,274)	(123,904,896)

Net increase (decrease) in net assets	116,228,302	175,652,414

Net Assets
Beginning of year	1,196,969,246	1,021,316,832

End of year	$1,313,197,548	$1,196,969,246

Undistributed net investment income at end of year	$20,785,823	$18,960,390

M-410	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$37.58	$28.93	$25.42	$25.45	$22.58

Net investment income (loss)	0.66 (a)	0.59 (a)	0.54	0.45 (a)	0.40 (a)
Net realized and unrealized gain (loss) on investments	4.34	8.61	3.45	(0.03)	2.90

Total from investment operations	5.00	9.20	3.99	0.42	3.30

Less dividends:
From net investment income	(0.59)	(0.55)	(0.48)	(0.45)	(0.43)

Net asset value at end of year	$41.99	$37.58	$28.93	$25.42	$25.45

Total investment return	13.35%	32.01%	15.66%	1.85%	14.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.68%	1.76%	1.93%	1.75%	1.71%
Net expenses	0.28%	0.28%	0.29%	0.29%	0.30%
Expenses (before waiver/reimbursement)	0.28%	0.30%	0.34%	0.34%	0.35%
Portfolio turnover rate	3%	8%	10%	4%	4%
Net assets at end of year (in 000’s)	$890,188	$853,187	$773,233	$644,141	$719,103

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$37.44	$28.84	$25.34	$25.36	$22.52

Net investment income (loss)	0.56 (a)	0.51 (a)	0.47	0.39 (a)	0.34 (a)
Net realized and unrealized gain (loss) on investments	4.30	8.57	3.44	(0.03)	2.88

Total from investment operations	4.86	9.08	3.91	0.36	3.22

Less dividends:
From net investment income	(0.51)	(0.48)	(0.41)	(0.38)	(0.38)

Net asset value at end of year	$41.79	$37.44	$28.84	$25.34	$25.36

Total investment return	13.06%	31.68%	15.37%	1.59%	14.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%	1.52%	1.67%	1.50%	1.46%
Net expenses	0.53%	0.53%	0.54%	0.54%	0.55%
Expenses (before waiver/reimbursement)	0.53%	0.55%	0.59%	0.59%	0.60%
Portfolio turnover rate	3%	8%	10%	4%	4%
Net assets at end of year (in 000’s)	$423,009	$343,782	$248,084	$226,802	$243,111

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-411

MainStay VP T. Rowe Price Equity Income Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	7.74%	15.57%	0.78%
Service Class Shares	7.47	15.28	1.03

Benchmark Performance	One Year	Since Inception (2/17/12)
S&P 500® Index[3]	13.69%	18.01%
Average Lipper Variable Products Equity Income Portfolio[4]	9.48	14.81

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Equity Income Portfolio is representative of portfolios that, by portfolio practice, seek relatively high current income and growth of income through investing 65% or more of their portfolio in equities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-412	MainStay VP T. Rowe Price Equity Income Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,013.10	$3.96	$1,021.30	$3.97

Service Class Shares	$1,000.00	$1,011.80	$5.22	$1,020.00	$5.24

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-413

Industry Composition as of December 31, 2014 (Unaudited)

Banks	11.9%
Oil, Gas & Consumable Fuels	11.3
Pharmaceuticals	6.1
Electric Utilities	4.9
Machinery	4.6
Insurance	4.1
Media	3.9
Diversified Telecommunication Services	3.4
Communications Equipment	3.3
Industrial Conglomerates	2.8
Semiconductors & Semiconductor Equipment	2.6
Aerospace & Defense	2.3
Food Products	2.3
Multiline Retail	2.0
IT Services	1.8
Real Estate Investment Trusts	1.7
Electrical Equipment	1.6
Multi-Utilities	1.4
Paper & Forest Products	1.4
Hotels, Restaurants & Leisure	1.3
Software	1.3
Air Freight & Logistics	1.2
Capital Markets	1.2
Metals & Mining	1.2
Automobiles	1.1

Chemicals	1.1%
Consumer Finance	1.1
Energy Equipment & Services	1.1
Building Products	1.0
Electronic Equipment, Instruments & Components	1.0
Leisure Products	1.0
Specialty Retail	1.0
Beverages	0.8
Construction Materials	0.8
Household Products	0.8
Auto Components	0.7
Distributors	0.7
Health Care Providers & Services	0.7
Technology Hardware, Storage & Peripherals	0.7
Containers & Packaging	0.6
Independent Power & Renewable Electricity Producers	0.4
Personal Products	0.3
Textiles, Apparel & Luxury Goods	0.3
Wireless Telecommunication Services	0.2
Household Durables	0.1
Short-Term Investment	4.7
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page M-418 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2014 (excluding short-term investment) (Unaudited)

1.	General Electric Co.

2.	JPMorgan Chase & Co.

3.	Wells Fargo & Co.

4.	Chevron Corp.

5.	U.S. Bancorp
6.	Exxon Mobil Corp.

7.	Bank of America Corp.

8.	Johnson & Johnson

9.	Illinois Tool Works, Inc.

10.	PNC Financial Services Group, Inc.

M-414	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Brian C Rogers of T. Rowe Price Associates, Inc. (“T. Rowe”), the Portfolio’s Subadvisor.

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP T. Rowe Price Equity Income Portfolio returned 7.74% for Initial Class shares and 7.47% for Service Class shares. Over the same period, both share classes underperformed the 13.69% return of the S&P 500® Index,1 which is the Portfolio’s primary broad-based securities-market index. Both share classes underperformed the 9.48% return of the average Lipper1 Variable Products Equity Income Portfolio for the 12 months ended December 31, 2014.

Were there any changes to the Portfolio during the reporting period?

During the reporting period, T. Rowe Price announced that John D. Linehan will replace Brian C. Rogers as the Portfolio’s portfolio manager, effective November 1, 2015.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s significant underperformance of the S&P 500® Index during 2014 resulted primarily from equity sector weightings and stock selection, both of which detracted from performance in relation to the Index.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The utilities and financials sectors made the strongest positive contributions to the Portfolio’s performance relative to the S&P 500® Index. (Contributions take weightings and total returns into account.) The contribution from utilities resulted from an overweight position and stock selection in the sector. Financials made a modest contribution to relative performance, driven by an overweight position. No other sectors showed a positive overall contribution in relation to the S&P 500® Index. While stock selection was positive in the information technology sector, the contribution was more than offset by an underweight position in the strong-performing sector.

The health care sector was the most substantial detractor from the Portfolio’s performance in relation to the S&P 500® Index. Stock selection and an underweight position in the sector accounted for the underperformance. The energy sector also weighed on relative performance. The Portfolio had an overweight position in the sector, which suffered as oil and gas prices declined sharply. Stock selection in the energy sector also detracted from relative performance. Energy was the only sector in the Portfolio or its benchmark to post negative absolute returns during the reporting period. The industrials sector also detracted from relative performance, mostly because of stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The most substantial individual contributors to the Portfolio’s absolute performance included money center bank Wells Fargo, technology hardware company Apple and electric power producer Entergy.

We believe that Wells Fargo is a high-quality and well-managed company with a diversified business mix and strong retail deposit base. Although the company’s net interest margins have compressed, Wells Fargo benefited as the housing market and the capital quality of its loan book improved. During the reporting period, the company appeared committed to improving its capital return strategy. We added to the Portfolio’s position modestly during the reporting period.

We trimmed the Portfolio’s position in Apple on strength after the stock rallied on the heels of the successful iPhone 6 upgrade cycle. In our opinion, the company was well positioned to deliver earnings growth for several years, the valuation remained attractive and the company’s capital-return policy improved. We decided, however, to manage position size in light of a more challenging valuation.

Entergy’s stock price rose substantially in 2014, driven by colder weather in the northeastern U.S. early in the year and by stricter EPA emission standards that reinforced the need for the company’s nuclear power plants. With management’s shareholder-friendly approach, the potential for further rule changes in energy transmission capacity to avoid future blackouts,

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-415

and additional EPA carbon rules pending, we continued to see value in the company and added to our position modestly during the reporting period.

The stocks that detracted the most from the Portfolio’s absolute performance included energy exploration and production company Apache, toy manufacturer Mattel and personal products company Avon.

Although Apache successfully sold off underperforming noncore assets, the company’s shares have declined over the last several months of the reporting period amid falling commodity prices. We added to our stake on the recent weakness, as we expected the company to operate more efficiently over the longer term as it continued to focus on U.S. onshore oil and natural gas production.

Mattel failed to meet earnings expectations throughout the year, as the company pursued a discounting strategy to work through excess inventory following weak 2013 holiday sales. Despite the lackluster results, we continued to view the company positively because we believed that the company had strong brands, solid international growth prospects and good management, and the stock provided an attractive dividend yield. We continued to build the Portfolio’s position in Mattel throughout the reporting period on weakness.

Avon shares moved sharply lower during the reporting period, driven by weak top- and bottom-line performance. A slowdown in U.S. sales was exacerbated by macroeconomic and foreign exchange challenges in Brazil and Russia. On the other hand, new management was working past previous management-related issues and was focused on improving the financial and operational condition of the company. Because we viewed Avon’s turnaround in a positive light, we added modestly to the Portfolio’s position during 2014.

Did the Portfolio make any significant purchases or sales during the reporting period?

Significant purchases included semiconductor manufacturer QUALCOMM, IT services company IBM and insurance company MetLife.

QUALCOMM is a leading manufacturer of chips for wireless devices, and the company generates recurring revenues from licensing agreements on advanced wireless technologies. The new CEO appeared committed to reining in costs, maintaining QUALCOMM’s strong competitive position and generating solid margins without sacrificing growth. The company produced significant free cash flow and was repurchasing shares.

Shares of IBM lagged, largely because of weakness in the company’s legacy hardware business. We took advantage of the weakness to build the Portfolio’s position. We believe that IBM has an attractive business mix—including a strong services business—and a valuable brand. The company paid a solid dividend, was buying back shares and may, in our opinion, benefit from a global acceleration in enterprise spending.

Global macroeconomic concerns and regulatory headwinds weighed on MetLife, but we believe that the company is well positioned to capture market share in the global life insurance market. MetLife engaged in restructuring and prudently built capital over the past few years to prepare for changes in regulation, all while generating attractive returns on its equity base.

Among the stocks that the Portfolio sold during the reporting period were air carrier United Continental, insurance company Allstate, railroad freight transportation company Norfolk Southern and asset manager Legg Mason.

We sold the Portfolio’s position in airline United Continental after a strong performance run driven by improved margins and cost reductions. We redeployed proceeds to other investment ideas that we believed were trading at more attractive valuations.

Allstate benefited from a healthier insurance pricing environment and higher margins as the company divested noncore businesses and aggressively repurchased shares. At the valuations during the reporting period, however, we preferred MetLife.

Norfolk Southern benefited from improved volume growth across segments and signs of improving coal fundamentals. In light of the strong advance in the shares, however, we chose to eliminate the Portfolio’s position in favor of companies trading at valuations that we found more attractive.

Legg Mason continued to experience positive momentum, driven by stable client asset flows (which had previously been an area of concern) and growth in assets under management supported by a strong equity market. We eliminated the Portfolio’s position on strength.

M-416	MainStay VP T. Rowe Price Equity Income Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

At the beginning of the reporting period, the industrials sector was the Portfolio’s most substantially overweight position relative to the S&P 500® Index, followed by energy and financials. At the end of the reporting period, the Portfolio’s most substantially overweight sectors relative to the S&P 500® Index continued to be industrials, energy, and financials, though the degree to which the Portfolio was overweight decreased relative to the Index. The largest increase in relative weighting during the reporting period was in consumer discretionary, where we pursued opportunities among companies that we believed were trading at compelling valuations and that had exposure to improving consumer trends.

The Portfolio’s most substantially underweight position relative to the S&P 500® Index at the beginning of the reporting period was information technology, followed by health care and consumer staples. At the end of the reporting period, information technology, health care and consumer staples remained the most substantially underweight positions, though we had decreased the degree to which information technology was underweight relative to the benchmark. During the reporting period, the Portfolio decreased its allocations (increasing the degree to which it was underweight) in health care, industrials and consumer staples. We found valuations less compelling in these sectors during the reporting period.

How was the Portfolio positioned at the end of the reporting period?

MainStay VP T. Rowe Price Equity Income Portfolio uses a diversified, bottom-up investment strategy with a long-term focus that has historically resulted in low Portfolio turnover relative to peers. Changes to our sector positioning are a residual of our stock-selection process.

As of December 31, 2014, the Portfolio’s most substantially overweight positions were in industrials, energy and financials. In industrials, we invested in companies with exposure to many different end markets and with solid business models or with an ability to generate strong cash flows. In energy, we sought companies with access to reliable, high-quality energy sources and solid production growth, provided the companies appeared well positioned to find and develop capacity. We believed that companies operating in the midst of down cycles or facing commodity pressures can sometimes represent opportunities for long-term investors. Falling oil prices caused by increased global supply resulted in headwinds for many companies, and we recently added to the sector on weakness. Despite the rebound in financial stocks since the financial crisis, we still found valuations of select financial stocks to be reasonable, and we believe that the overall sector should benefit from an improved economic environment. The financials sector represented a significant relative overweight and the largest absolute weight in the Portfolio primarily because of positions in banks and insurance companies.

As of December 31, 2014, the Portfolio was most significantly underweight relative to the S&P 500® Index in information technology, health care, and consumer staples. We generally view information technology as a cyclical sector, with many companies operating at different stages within their industry’s specific cycle. The Portfolio remained significantly underweight in information technology, as many companies did not meet our typical investment criteria, even though our weighting in the sector was high by historical standards. In health care, our primary exposure was to the pharmaceuticals industry, where companies tended to have strong cash flows and attractive dividends. After years of concerns over patent cliffs, the pharmaceutical companies that the Portfolio holds cut costs and refocused their investments in research and development while increasingly returning cash to shareholders through share repurchases and dividends. Because we found broad valuations in the sector to be challenging, the Portfolio remained underweight. In consumer staples, we typically focus our efforts on companies with strong brands that are trading at attractive valuations relative to their history. We also like the stable earnings and dividend yields that we believe consumer staples stocks tend to provide. The Portfolio’s underweight position reflects our belief that valuations in the sector rose while fundamentals appeared to be weakening.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-417

Portfolio of Investments December 31, 2014

	Shares	Value
Common Stocks 95.1%†
Aerospace & Defense 2.3%
Boeing Co. (The)	74,800	$9,722,504
Honeywell International, Inc.	104,300	10,421,656

		20,144,160

Air Freight & Logistics 1.2%
United Parcel Service, Inc. Class B	93,300	10,372,161

Auto Components 0.7%
Johnson Controls, Inc.	118,600	5,733,124

Automobiles 1.1%
Ford Motor Co.	298,400	4,625,200
General Motors Co.	133,308	4,653,782

		9,278,982

Banks 11.9%
♦Bank of America Corp.	865,800	15,489,162
♦JPMorgan Chase & Co.	379,000	23,717,820
♦PNC Financial Services Group, Inc.	149,100	13,602,393
Regions Financial Corp.	311,700	3,291,552
SunTrust Banks, Inc.	225,800	9,461,020
♦U.S. Bancorp	364,600	16,388,770
♦Wells Fargo & Co.	361,400	19,811,948

		101,762,665

Beverages 0.8%
PepsiCo., Inc.	74,000	6,997,440

Building Products 1.0%
Masco Corp.	213,700	5,385,240
USG Corp. (a)	116,600	3,263,634

		8,648,874

Capital Markets 1.2%
Bank of New York Mellon Corp. (The)	8,300	336,731
Northern Trust Corp.	133,400	8,991,160
Och-Ziff Capital Management Group LLC Class A	65,500	765,040

		10,092,931

Chemicals 1.1%
E.I. du Pont de Nemours & Co.	78,100	5,774,714
Potash Corporation of Saskatchewan, Inc.	111,900	3,952,308

		9,727,022

Communications Equipment 3.3%
Cisco Systems, Inc.	313,200	8,711,658
Harris Corp.	121,300	8,711,766
Motorola Solutions, Inc.	22,300	1,495,884
QUALCOMM, Inc.	125,900	9,358,147

		28,277,455

	Shares	Value
Construction Materials 0.8%
Vulcan Materials Co.	103,800	$6,822,774

Consumer Finance 1.1%
American Express Co.	100,500	9,350,520

Containers & Packaging 0.6%
MeadWestvaco Corp.	118,700	5,269,093

Distributors 0.7%
Genuine Parts Co.	57,300	6,106,461

Diversified Telecommunication Services 3.4%
AT&T, Inc.	363,700	12,216,683
CenturyLink, Inc.	131,300	5,196,854
Telefonica S.A.	247,042	3,533,680
Verizon Communications, Inc.	180,275	8,433,265

		29,380,482

Electric Utilities 4.9%
Duke Energy Corp.	139,445	11,649,235
Entergy Corp.	117,300	10,261,404
Exelon Corp.	207,700	7,701,516
FirstEnergy Corp.	157,700	6,148,723
Xcel Energy, Inc.	173,900	6,246,488

		42,007,366

Electrical Equipment 1.6%
Eaton Corp. PLC	65,284	4,436,701
Emerson Electric Co.	152,400	9,407,652

		13,844,353

Electronic Equipment, Instruments & Components 1.0%
Corning, Inc.	363,200	8,328,176

Energy Equipment & Services 1.1%
Diamond Offshore Drilling, Inc.	111,000	4,074,810
Schlumberger, Ltd.	68,300	5,833,503

		9,908,313

Food Products 2.3%
Archer-Daniels-Midland Co.	187,800	9,765,600
Campbell Soup Co.	95,900	4,219,600
ConAgra Foods, Inc.	28,300	1,026,724
Kellogg Co.	22,200	1,452,768
McCormick & Co., Inc.	49,100	3,648,130

		20,112,822

Health Care Providers & Services 0.7%
Quest Diagnostics, Inc.	89,000	5,968,340

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2014, excluding short-term investment. May be subject to change daily.

M-418	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure 1.3%
Carnival Corp.	189,600	$8,594,568
McDonald’s Corp.	23,900	2,239,430

		10,833,998

Household Durables 0.1%
Whirlpool Corp.	6,100	1,181,814

Household Products 0.8%
Clorox Co. (The)	69,000	7,190,490

Independent Power & Renewable Electricity Producers 0.4%
AES Corp. (The)	229,800	3,164,346

Industrial Conglomerates 2.8%
♦General Electric Co.	939,000	23,728,530

Insurance 4.1%
Chubb Corp. (The)	43,700	4,521,639
Loews Corp.	136,600	5,739,932
Marsh & McLennan Cos., Inc.	227,800	13,039,272
MetLife, Inc.	103,900	5,619,951
Sun Life Financial, Inc.	98,300	3,544,698
Willis Group Holdings PLC	59,400	2,661,714

		35,127,206

IT Services 1.8%
Computer Sciences Corp.	70,700	4,457,635
International Business Machines Corp.	44,400	7,123,536
Western Union Co. (The)	199,700	3,576,627

		15,157,798

Leisure Products 1.0%
Mattel, Inc.	292,000	9,035,940

Machinery 4.6%
Deere & Co.	74,100	6,555,627
Flowserve Corp.	7,400	442,742
♦Illinois Tool Works, Inc.	148,500	14,062,950
Joy Global, Inc.	96,900	4,507,788
Stanley Black & Decker, Inc.	80,000	7,686,400
Xylem, Inc.	153,800	5,855,166

		39,110,673

Media 3.9%
Cablevision Systems Corp. Class A	224,200	4,627,488
Comcast Corp. Class A	74,200	4,304,342
Madison Square Garden Co. Class A (a)	13,800	1,038,588
New York Times Co. (The) Class A	198,200	2,620,204
News Corp. Class A (a)	177,400	2,783,406
Pearson PLC	125,191	2,302,917

	Shares	Value
Media (continued)
Time Warner, Inc.	133,500	$11,403,570
Walt Disney Co. (The)	50,200	4,728,338

		33,808,853

Metals & Mining 1.2%
Newmont Mining Corp.	177,800	3,360,420
Nucor Corp.	148,500	7,283,925

		10,644,345

Multi-Utilities 1.4%
NiSource, Inc.	276,300	11,720,646

Multiline Retail 2.0%
Kohl’s Corp.	163,100	9,955,624
Macy’s, Inc.	110,200	7,245,650

		17,201,274

Oil, Gas & Consumable Fuels 11.3%
Anadarko Petroleum Corp.	61,400	5,065,500
Apache Corp.	201,100	12,602,937
BP PLC, Sponsored ADR	104,200	3,972,104
♦ Chevron Corp.	148,300	16,636,294
ConocoPhillips	48,100	3,321,786
CONSOL Energy, Inc.	183,700	6,210,897
♦ Exxon Mobil Corp.	167,800	15,513,110
Hess Corp.	148,600	10,969,652
Murphy Oil Corp.	145,700	7,360,764
Royal Dutch Shell PLC, Sponsored ADR	173,600	11,622,520
Talisman Energy, Inc.	430,200	3,368,466

		96,644,030

Paper & Forest Products 1.4%
International Paper Co.	221,500	11,867,970

Personal Products 0.3%
Avon Products, Inc.	323,600	3,038,604

Pharmaceuticals 6.1%
Bristol-Myers Squibb Co.	185,800	10,967,774
GlaxoSmithKline PLC	185,320	3,964,931
♦ Johnson & Johnson	137,400	14,367,918
Merck & Co., Inc.	196,500	11,159,235
Pfizer, Inc.	381,700	11,889,955

		52,349,813

Real Estate Investment Trusts 1.7%
Digital Realty Trust, Inc.	65,400	4,336,020
Rayonier, Inc.	111,400	3,112,516
Weyerhaeuser Co.	208,600	7,486,654

		14,935,190

Semiconductors & Semiconductor Equipment 2.6%
Analog Devices, Inc.	108,000	5,996,160
Applied Materials, Inc.	373,400	9,305,128

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-419

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	136,700	$7,308,665

		22,609,953

Software 1.3%
CA, Inc.	81,500	2,481,675
Microsoft Corp.	182,700	8,486,415

		10,968,090

Specialty Retail 1.0%
Staples, Inc.	422,500	7,655,700
Tiffany & Co.	5,300	566,358

		8,222,058

Technology Hardware, Storage & Peripherals 0.7%
Apple, Inc.	51,900	5,728,722

Textiles, Apparel & Luxury Goods 0.3%
Coach, Inc.	59,300	2,227,308

Wireless Telecommunication Services 0.2%
Vodafone Group PLC	475,011	1,627,607

Total Common Stocks (Cost $654,100,542)		816,258,772

	Principal Amount	Value
Short-Term Investment 4.7%
Repurchase Agreement 4.7%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $40,020,476 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $42,435,000 and a Market Value of $40,821,621)	$40,020,476	$40,020,476

Total Short-Term Investment (Cost $40,020,476)		40,020,476

Total Investments (Cost $694,121,018) (b)	99.8%	856,279,248
Other Assets, Less Liabilities	0.2	1,547,145
Net Assets	100.0%	$857,826,393

(a)	Non-income producing security.

(b)	As of December 31, 2014, cost was $694,431,846 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$180,962,373
Gross unrealized depreciation	(19,114,971)

Net unrealized appreciation	$161,847,402

The following abbreviation is used in the above portfolio:

ADR —American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Diversified Telecommunication Services	$25,846,802	$3,533,680	$—	$29,380,482
Media	31,505,936	2,302,917	—	33,808,853
Pharmaceuticals	48,384,882	3,964,931	—	52,349,813
Wireless Telecommunication Services	—	1,627,607	—	1,627,607
All Other Industries	699,092,017	—	—	699,092,017

Total Common Stocks	804,829,637	11,429,135	—	816,258,772

Short-Term Investment
Repurchase Agreement	—	40,020,476	—	40,020,476

Total Investments in Securities	$804,829,637	$51,449,611	$—	$856,279,248

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2014, certain foreign equity securities with a market value of $6,443,276 held by the Portfolio at December 31, 2013, transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-420	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $694,121,018)	$856,279,248
Cash	25,938
Receivables:
Dividends	1,252,536
Fund shares sold	584,093
Investment securities sold	534,196
Other assets	640

Total assets	858,676,651

Liabilities
Payables:
Manager (See Note 3)	535,799
Fund shares redeemed	164,804
NYLIFE Distributors (See Note 3)	68,336
Shareholder communication	56,347
Professional fees	21,650
Custodian	2,573
Trustees	749

Total liabilities	850,258

Net assets	$857,826,393

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$61,814
Additional paid-in capital	637,976,784

638,038,598
Undistributed net investment income	14,168,491
Accumulated net realized gain (loss) on investments and foreign currency transactions	43,462,386
Net unrealized appreciation (depreciation) on investments	162,158,230
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(1,312)

Net assets	$857,826,393

Initial Class
Net assets applicable to outstanding shares	$534,824,572

Shares of beneficial interest outstanding	38,489,787

Net asset value per share outstanding	$13.90

Service Class
Net assets applicable to outstanding shares	$323,001,821

Shares of beneficial interest outstanding	23,324,696

Net asset value per share outstanding	$13.85

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-421

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$20,980,088

Expenses
Manager (See Note 3)	5,960,838
Distribution and service—Service Class (See Note 3)	792,985
Shareholder communication	131,652
Professional fees	69,485
Custodian	26,956
Trustees	13,258
Miscellaneous	26,724

Total expenses before waiver/reimbursement	7,021,898
Expense waiver/reimbursement from Manager (See Note 3)	(123,463)

Net expenses	6,898,435

Net investment income (loss)	14,081,653

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	43,719,563
Foreign currency transactions	(1,068)

Net realized gain (loss) on investments and foreign currency transactions	43,718,495

Net change in unrealized appreciation (depreciation) on:
Investments	1,466,372
Translation of other assets and liabilities in foreign currencies	(5,527)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,460,845

Net realized and unrealized gain (loss) on investments and foreign currency transactions	45,179,340

Net increase (decrease) in net assets resulting from operations	$59,260,993

(a)	Dividends recorded net of foreign withholding taxes in the amount of $183,398.

M-422	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,081,653	$11,649,395
Net realized gain (loss) on investments and foreign currency transactions	43,718,495	38,442,197
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,460,845	136,368,269

Net increase (decrease) in net assets resulting from operations	59,260,993	186,459,861

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(7,034,240)	(5,636,878)
Service Class	(3,942,596)	(3,128,289)

	(10,976,836)	(8,765,167)

From net realized gain on investments:
Initial Class	(23,615,112)	(3,510,559)
Service Class	(15,577,603)	(2,272,874)

	(39,192,715)	(5,783,433)

Total dividends and distributions to shareholders	(50,169,551)	(14,548,600)

Capital share transactions:
Net proceeds from sale of shares	159,207,785	103,018,020
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	50,169,551	14,548,600
Cost of shares redeemed	(122,811,041)	(143,712,031)

Increase (decrease) in net assets derived from capital share transactions	86,566,295	(26,145,411)

Net increase (decrease) in net assets	95,657,737	145,765,850

Net Assets
Beginning of year	762,168,656	616,402,806

End of year	$857,826,393	$762,168,656

Undistributed net investment income at end of year	$14,168,491	$11,456,521

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-423

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,		February 17, 2012** through December 31,
	2014	2013	2012
Net asset value at beginning of period	$13.77	$10.79	$10.00

Net investment income (loss) (a)	0.26	0.21	0.19
Net realized and unrealized gain (loss) on investments	0.78	3.03	0.60
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—

Total from investment operations	1.04	3.24	0.79

Less dividends and distributions:
From net investment income	(0.21)	(0.16)	—
From net realized gain on investments	(0.70)	(0.10)	—

Total dividends and distributions	(0.91)	(0.26)	—

Net asset value at end of period	$13.90	$13.77	$10.79

Total investment return	7.74%	30.36%	7.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89%	1.72%	2.15	%††
Net expenses	0.78%	0.78%	0.79	%††
Expenses (before waiver/reimbursement)	0.79%	0.83%	0.84	%††
Portfolio turnover rate	18%	20%	15%
Net assets at end of period (in 000’s)	$534,825	$448,471	$374,322

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-424	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,		February 17, 2012** through December 31,
	2014	2013	2012
Net asset value at beginning of period	$13.73	$10.76	$10.00

Net investment income (loss) (a)	0.23	0.18	0.17
Net realized and unrealized gain (loss) on investments	0.77	3.03	0.59
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—

Total from investment operations	1.00	3.21	0.76

Less dividends and distributions:
From net investment income	(0.18)	(0.14)	—
From net realized gain on investments	(0.70)	(0.10)	—

Total dividends and distributions	(0.88)	(0.24)	—

Net asset value at end of period	$13.85	$13.73	$10.76

Total investment return	7.47%	30.04%	7.60	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.64%	1.47%	1.85	%††
Net expenses	1.03%	1.03%	1.04	%††
Expenses (before waiver/reimbursement)	1.04%	1.08%	1.09	%††
Portfolio turnover rate	18%	20%	15%
Net assets at end of period (in 000’s)	$323,002	$313,698	$242,081

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-425

MainStay VP Unconstrained Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Since Inception (4/29/11)	Gross Expense Ratio[1]
Initial Class Shares	1.92%	4.92%	0.65%
Service Class Shares	1.67	4.66	0.90

Benchmark Performance	One Year	Since Inception (4/29/11)
Barclays U.S. Aggregate Bond Index[2]	5.97%	3.82%
Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	0.23	0.33
Morningstar Nontraditional Bond Category Average[2]	1.24	2.02

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

M-426	MainStay VP Unconstrained Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Unconstrained Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$979.30	$3.19	$1,022.00	$3.26

Service Class Shares	$1,000.00	$978.00	$4.44	$1,020.70	$4.53

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-427

Portfolio Composition as of December 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-431 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2014 (excluding short-term investment) (Unaudited)

1.	Bank of America Corp.
2.	Verizon Communications, Inc., 3.00%–5.15%, due 11/1/21–11/1/24
3.	Hilton Worldwide Finance LLC, 3.50%, due 10/26/20
4.	Morgan Stanley, 4.875%–5.45%, due 11/1/22–7/29/49
5.	HCA, Inc., 5.00%–7.50%, due 2/15/22–3/15/24
6.	JPMorgan Chase & Co.(zero coupon)–7.90%, due 5/5/15–12/29/49
7.	Ally Financial, Inc., 3.50%–8.00%, due 1/27/19–11/1/31
8.	Aramark Services, Inc., 3.25%–5.75%, due 3/15/20–2/24/21
9.	Signode Industrial Group US Inc., 3.75%, due 5/1/21
10.	Visteon Corp., 3.50%, due 4/9/21

M-428	MainStay VP Unconstrained Bond Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Unconstrained Bond Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Unconstrained Bond Portfolio returned 1.92% for Initial Class shares and 1.67% for Service Class shares. Over the same period, both share classes underperformed the 5.97% return of the Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s primary broad-based securities-market index, and outperformed the 0.23% return of the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index,1 which is a secondary benchmark of the Portfolio. Over the same period, both share classes outperformed the 1.24% return of the Morningstar Nontraditional Bond Category Average,1 which is an additional benchmark of the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Federal Open Market Committee’s decision to keep the targeted federal funds rate in a near-zero range continued to stimulate lending and investments by appealing to investors’ need for yield. These efforts continued to support credit-related products such as high-yield and investment-grade corporate bonds, which constituted a majority of the Portfolio’s holdings during the reporting period.

Among high-yield bonds, which represented the Portfolio’s biggest sector weight, there were pockets of volatility throughout the reporting period. Fortunately, none of this volatility was directly tied to the fundamentals of the high-yield market. In our opinion, those fundamentals remained intact and relatively strong throughout the reporting period. In most high-yield segments, debt burdens were generally reasonable, and companies were in a better position to service their debt. Although one of the largest high-yield defaults on record occurred in April 2014, defaults in general continued to trend at or close to all-time lows, which was a tailwind for the market.

At the end of the reporting period, however, a dramatic drop in energy prices had a material impact on pricing in the high-yield market. We expected volatility to continue in the energy sector, but we maintained the Portfolio’s energy weighting. We viewed the situation as fluid and continued to monitor developments.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio held a sizeable short position in two-year U.S. Treasury securities through the use of U.S. Treasury futures, which had a small negative impact on performance. The Portfolio also held interest-rate swaps, which did not have a material impact on performance during the reporting period. Additionally, the Portfolio’s position in currency forwards had a slight positive impact on performance during the reporting period.

What was the Portfolio’s duration2 strategy during the reporting period?

The Portfolio’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index throughout the reporting period. This positioning resulted from two factors. First, the Portfolio held an overweight position relative to the Barclays U.S. Aggregate Bond Index in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a lower correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates, though they are not immune to interest-rate changes. Second, we increased our exposure to a short in U.S. Treasury securities through futures and interest-rate swaps to lower the Portfolio’s overall duration. We adopted this position as a further hedge against a rise in interest rates. At the end of the reporting period, the Portfolio’s duration was 1.0 year, approximately 4.5 years shorter than the duration of the Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During 2014, there were many events that had the potential to affect the Portfolio’s positioning. Among them were the Federal Reserve’s decision to taper its direct-market asset purchases, geopolitical events and a flattening yield curve. Nevertheless, we did not make any major changes to the Portfolio’s positioning.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.

M-429

As spreads3 tightened in the second half of the reporting period, we trimmed the Portfolio’s high-yield bond position to moderately increase the position in bank loans. Some high-yield bonds were being priced to call and were sold at premiums in order to buy loans below par. This strategy helped protect principal, and we moved the Portfolio up the capital structure by buying first-lien bank loans. We also increased the Portfolio’s short position in two-year U.S. Treasury securities through interest-rate swaps to lower the Portfolio’s duration as we sought further protection against a move in interest rates.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, all of our sector positions had a positive impact on performance. The two most substantial contributors were investment-grade and high-yield corporate bonds. (Contributions take weightings and total returns into account.) We believe that the fundamental underpinnings of the issuer base in the credit markets remains in excellent shape. We anticipate that spreads will compress from current levels, which should continue to benefit high-yield bonds. In the last quarter of the reporting period, energy prices dropped precipitously, which had a negative impact on the stocks and bonds of oil & gas exploration & production companies. Though that had a negative effect on performance, the Portfolio was underweight that segment of the market, which helped on a relative basis. The Portfolio’s positions in emerging-market bonds were laggards as falling oil prices hurt that segment of the market and investors responded to market volatility by moving into securities with lower risk profiles.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we purchased bonds of e-commerce company QVC. Relative to its peers, the company had moderate leverage but strong cash flow generation. The bonds were offered at an attractive yield to the company’s peers; and QVC is owned by Liberty Media, which has market capitalization in excess of $10 billion. We also bought bonds of Zebra Technologies, a leading manufacturer and distributor of bar-code technology used to track and identify assets. The proceeds of the bond offering were used to acquire a complementary business from Motorola. We believed that following the acquisition, total debt would be manageable, and we expected the combined company to generate cash and pay down debt.

We sold bonds of power-generation company Calpine based on valuations, as we found more attractive opportunities in the market during the reporting period. Our position in bonds of aerospace manufacturer Triumph Group was called away from the Portfolio during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, we moderately reduced the Portfolio’s position in high-yield bonds, which remained the Portfolio’s largest sector weight. We used the proceeds to increase the Portfolio’s position in bank loans. We also increased the Portfolio’s short position in two-year U.S. Treasury securities to further insulate the Portfolio against a rise in rates.

How was the Portfolio positioned at the end of the reporting period?

In spite of market volatility and our baseline view on Federal Reserve policy, we haven’t seen material changes in economic fundamentals or valuations in the credit markets. We believe that economic growth will continue to be moderate and that the Federal Reserve will remain accommodative. Our central belief is that monetary policy plays a critical role in the creation of credit and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates. As of December 31, 2014, the Portfolio held an overweight position in spread product, specifically high-yield bonds. As of the same date, the Portfolio maintained an underweight position in sectors that we believed were more rate sensitive, such as U.S. Treasury securities and agencies. As of December 31, 2014, the Portfolio’s duration was substantially shorter than the duration of the Barclays U.S. Aggregate Bond Index.

3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to securities or asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-430	MainStay VP Unconstrained Bond Portfolio

Portfolio of Investments December 31, 2014

	Principal Amount	Value
Long-Term Bonds 84.9%† Asset-Backed Securities 0.2%
Airlines 0.0%‡
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 3/1/21	$17,131	$19,016
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	71,029	80,617
United Airlines, Inc. Series 2009-2, Class A 9.75%, due 7/15/18	99,832	110,814

		210,447

Home Equity 0.2%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.215%, due 10/25/36 (a)	88,426	79,623
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.225%, due 5/25/37 (a)	39,188	29,891
First NLC Trust Series 2007-1, Class A1 0.225%, due 8/25/37 (a)(b)	95,834	53,803
GSAA Home Equity Trust Series 2006-14, Class A1 0.205%, due 9/25/36 (a)	206,059	111,333
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.285%, due 4/25/37 (a)	37,725	35,553
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.255%, due 4/25/37 (a)	42,766	40,606
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.255%, due 3/25/47 (a)	44,652	29,267
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.205%, due 11/25/36 (a)	25,162	11,748
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.265%, due 3/25/37 (a)	31,327	30,795
Morgan Stanley ABS Capital I Trust Series 2006-HE6, Class A2B 0.255%, due 9/25/36 (a)	85,991	47,750
Series 2006-HE8, Class A2B 0.255%, due 10/25/36 (a)	45,104	27,348
Series 2007-HE4, Class A2A 0.265%, due 2/25/37 (a)	23,239	11,073

	Principal Amount	Value
Home Equity (continued)
Morgan Stanley ABS Capital I Trust (continued)
Series 2007-NC2, Class A2FP 0.305%, due 2/25/37 (a)	$89,714	$56,118
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (c)	205,131	110,473
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.245%, due 5/25/37 (a)	109,563	70,701
Soundview Home Equity Loan Trust Series 2007-OPT1, Class 2A1 0.235%, due 6/25/37 (a)	93,650	55,438
Series 2006-EQ2, Class A2 0.265%, due 1/25/37 (a)	60,895	41,289
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.265%, due 9/25/37 (a)	620,687	300,634

		1,143,443

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.553%, due 5/25/29 (a)	335,887	324,959

Total Asset-Backed Securities (Cost $1,968,426)		1,678,849

Convertible Bonds 1.7%
Airlines 0.2%
AirtTran Holdings, Inc. 5.25%, due 11/1/16	250,000	733,125
United Airlines, Inc. 4.50%, due 1/15/15	195,000	683,841

		1,416,966

Biotechnology 0.1%
Gilead Sciences, Inc. 1.625%, due 5/1/16	140,000	579,688

Coal 0.0%‡
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	125,000	120,078

Commercial Services 0.0%‡
Live Nation Entertainment, Inc. 2.50%, due 5/15/19 (b)	240,000	254,100

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-431

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Distribution & Wholesale 0.0%‡
WESCO International, Inc. 6.00%, due 9/15/29	$100,000	$269,500

Health Care—Products 0.1%
Teleflex, Inc. 3.875%, due 8/1/17	322,000	605,762

Health Care—Services 0.0%‡
Anthem, Inc. 2.75%, due 10/15/42	160,000	276,200

Internet 0.1%
Priceline Group, Inc. (The) 1.00%, due 3/15/18	305,000	406,793
Yahoo!, Inc. (zero coupon), due 12/1/18	275,000	312,469

		719,262

Leisure Time 0.5%
Jarden Corp. 1.125%, due 3/15/34 (b)	2,500,000	2,814,062
1.875%, due 9/15/18	310,000	487,669

		3,301,731

Lodging 0.0%‡
MGM Resorts International 4.25%, due 4/15/15	215,000	254,238

Metal Fabricate & Hardware 0.0%‡
RTI International Metals, Inc. 1.625%, due 10/15/19	249,000	243,242

Miscellaneous—Manufacturing 0.1%
Danaher Corp. (zero coupon), due 1/22/21	266,000	662,007

Oil & Gas Services 0.2%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	381,000	424,577
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/5/15 (b)(d)	400,000	603,480

		1,028,057

Pharmaceuticals 0.1%
Pacira Pharmaceuticals, Inc. 3.25%, due 2/1/19	60,000	214,762
Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19	85,000	155,391

	Principal Amount	Value
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	$295,000	$404,519

		774,672

Real Estate Investment Trusts 0.1%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (b)	250,000	369,063

Semiconductors 0.1%
Intel Corp. 3.25%, due 8/1/39	220,000	382,939
Novellus Systems, Inc. 2.625%, due 5/15/41	170,000	390,575

		773,514

Software 0.1%
Cornerstone OnDemand, Inc. 1.50%, due 7/1/18	225,000	220,781
Nuance Communications, Inc. 2.75%, due 11/1/31	345,000	345,647
Salesforce.com, Inc. 0.25%, due 4/1/18	290,000	331,144

		897,572

Telecommunications 0.0%‡
JDS Uniphase Corp. 0.625%, due 8/15/33	260,000	275,925

Total Convertible Bonds (Cost $10,115,776)		12,821,577

Corporate Bonds 64.9%
Advertising 0.2%
Lamar Media Corp. 5.00%, due 5/1/23	1,200,000	1,188,000

Aerospace & Defense 1.0%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	1,200,000	1,278,000
KLX, Inc. 5.875%, due 12/1/22 (b)	3,210,000	3,242,100
TransDigm, Inc. 6.00%, due 7/15/22	2,300,000	2,294,250
7.50%, due 7/15/21	300,000	319,500

		7,133,850

Airlines 0.8%
Continental Airlines, Inc. 5.983%, due 10/19/23	689,374	756,587
7.875%, due 1/2/20	213,969	226,807
9.798%, due 10/1/22	579,202	648,706

M-432	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Airlines (continued)
Delta Air Lines, Inc. Series 2011-1 Class A Pass Through Trust 5.30%, due 10/15/20	$251,891	$273,931
Series 2010-1 Class A Pass Through Trust 6.20%, due 1/2/20	67,104	73,814
Series 2010-2, Class B Pass Through Trust 6.75%, due 5/23/17	563,000	585,520
U.S. Airways Group, Inc. Series 2010-1 Class A, Pass Through Trust 6.25%, due 10/22/24	1,277,173	1,433,627
U.S. Airways, Inc. Series 2012-1 Class A, Pass Through Trust 5.90%, due 4/1/26	1,680,416	1,873,664

		5,872,656

Auto Manufacturers 1.1%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	2,735,000	3,029,012
Ford Holdings LLC 9.30%, due 3/1/30	294,000	448,063
Ford Motor Co. 6.625%, due 10/1/28	51,000	62,637
7.45%, due 7/16/31	525,000	712,737
8.90%, due 1/15/32	135,000	193,191
9.98%, due 2/15/47	133,000	214,817
Navistar International Corp. 8.25%, due 11/1/21	3,215,000	3,170,794

		7,831,251

Auto Parts & Equipment 1.7%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (b)	1,450,000	1,502,090
Dana Holding Corp. 5.375%, due 9/15/21	3,950,000	4,068,500
Goodyear Tire & Rubber Co. (The) 8.25%, due 8/15/20	1,650,000	1,749,000
MPG Holdco I, Inc. 7.375%, due 10/15/22 (b)	3,335,000	3,435,050
Schaeffler Finance B.V. 4.75%, due 5/15/21 (b)	2,000,000	2,000,000

		12,754,640

Banks 6.5%
Banco de Bogota S.A. 5.375%, due 2/19/23 (b)	1,600,000	1,600,000
Banco do Brasil S.A. 5.875%, due 1/19/23 (b)	1,500,000	1,492,500

	Principal Amount	Value
Banks (continued)
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (b)	$1,715,000	$1,698,193
♦Bank of America Corp. 1.544%, due 5/6/19 (a)	€1,000,000	1,214,830
5.125%, due 12/29/49 (a)	$2,335,000	2,251,816
5.625%, due 7/1/20	1,390,000	1,582,640
6.11%, due 1/29/37	1,203,000	1,420,447
7.625%, due 6/1/19	95,000	114,818
8.57%, due 11/15/24	455,000	606,593
Barclays Bank PLC 5.14%, due 10/14/20	2,463,000	2,648,929
BBVA Bancomer S.A. 6.75%, due 9/30/22 (b)	1,510,000	1,661,000
CIT Group, Inc. 3.875%, due 2/19/19	360,000	359,100
Citigroup, Inc. 3.375%, due 3/1/23	1,225,000	1,235,955
6.30%, due 12/29/49 (a)	2,615,000	2,575,775
Citizens Financial Group, Inc. 4.15%, due 9/28/22 (b)	1,450,000	1,484,127
Discover Bank 7.00%, due 4/15/20	1,055,000	1,243,363
8.70%, due 11/18/19	420,000	519,389
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	2,813,000	2,848,506
HSBC Holdings PLC 6.375%, due 12/29/49 (a)	3,115,000	3,146,150
♦JPMorgan Chase & Co. 6.125%, due 12/29/49 (a)	2,660,000	2,653,323
7.90%, due 4/29/49 (a)	2,500,000	2,690,750
Mellon Capital III 6.369%, due 9/5/66 (a)	£1,400,000	2,269,323
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (b)	$2,000,000	2,072,344
♦Morgan Stanley 4.875%, due 11/1/22	1,931,000	2,050,873
5.00%, due 11/24/25	1,450,000	1,547,317
5.45%, due 7/29/49 (a)	2,600,000	2,604,680
Wells Fargo & Co. 5.90%, due 12/29/49 (a)	2,100,000	2,115,750

		47,708,491

Beverages 0.1%
Embotelladora Andina S.A. 5.00%, due 10/1/23 (b)	950,000	992,503

Building Materials 1.6%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17	1,252,000	1,032,900

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-433

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials (continued)
Building Materials Corporation of America 5.375%, due 11/15/24 (b)	$3,430,000	$3,421,425
Cemex Finance LLC 6.00%, due 4/1/24 (b)	3,075,000	2,998,125
Masco Corp. 7.125%, due 3/15/20	1,100,000	1,270,500
USG Corp. 5.875%, due 11/1/21 (b)	1,451,000	1,465,510
6.30%, due 11/15/16	280,000	294,000
8.375%, due 10/15/18 (b)	500,000	523,750
9.75%, due 1/15/18	582,000	663,480

		11,669,690

Chemicals 1.2%
Ashland, Inc. 4.75%, due 8/15/22	1,250,000	1,250,000
Dow Chemical Co. (The) 8.55%, due 5/15/19	596,000	740,975
Hexion U.S. Finance Corp. 6.625%, due 4/15/20	985,000	965,300
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	806,000	717,340
Huntsman International LLC 8.625%, due 3/15/21	1,845,000	1,978,762
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	1,500,000	1,548,750
WR Grace & Co. 5.125%, due 10/1/21 (b)	1,725,000	1,768,125

		8,969,252

Coal 0.1%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19	575,000	178,250
Peabody Energy Corp. 7.375%, due 11/1/16	475,000	488,063

		666,313

Commercial Services 1.8%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.125%, due 6/1/22 (b)	389,000	392,890
5.50%, due 4/1/23	3,120,000	3,182,400
Hertz Corp. (The) 6.25%, due 10/15/22	1,745,000	1,762,450
7.375%, due 1/15/21	1,570,000	1,648,500
Iron Mountain Europe PLC 6.125%, due 9/15/22 (b)	£1,625,000	2,584,648
Iron Mountain, Inc. 5.75%, due 8/15/24	$60,000	60,375
6.00%, due 8/15/23	600,000	624,000
8.375%, due 8/15/21	277,000	288,772

	Principal Amount	Value
Commercial Services (continued)
United Rentals North America, Inc. 6.125%, due 6/15/23	$1,489,000	$1,563,450
8.375%, due 9/15/20	1,240,000	1,329,900

		13,437,385

Computers 0.7%
NCR Corp. 5.00%, due 7/15/22	2,075,000	2,023,125
SunGard Data Systems, Inc. 6.625%, due 11/1/19	2,450,000	2,474,500
7.625%, due 11/15/20	325,000	344,500

		4,842,125

Cosmetics & Personal Care 0.3%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (b)	1,900,000	1,995,000

Diversified Financial Services 0.2%
GE Capital Trust I 6.375%, due 11/15/67 (a)	475,000	511,600
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	€277,000	345,903
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (a)	£185,000	313,016

		1,170,519

Electric 2.1%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (b)	$2,150,000	2,158,062
Calpine Corp. 5.75%, due 1/15/25	2,675,000	2,708,437
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (b)	1,494,000	1,732,601
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)	3,160,000	3,406,057
Great Plains Energy, Inc. 4.85%, due 6/1/21	1,455,000	1,593,056
5.292%, due 6/15/22 (c)	795,000	911,491
Puget Energy, Inc. 5.625%, due 7/15/22	585,000	676,920
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	2,689,000	2,703,144

		15,889,768

Engineering & Construction 0.1%
MasTec, Inc. 4.875%, due 3/15/23	1,190,000	1,118,600

Entertainment 0.9%
Isle of Capri Casinos, Inc. 7.75%, due 3/15/19	1,031,000	1,067,085
8.875%, due 6/15/20	950,000	988,000

M-434	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Entertainment (continued)
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	$1,321,000	$1,347,420
Pinnacle Entertainment, Inc. 8.75%, due 5/15/20	975,000	1,026,187
Scientific Games International, Inc. 7.00%, due 1/1/22 (b)	185,000	187,313
10.00%, due 12/1/22 (b)	1,925,000	1,763,781

		6,379,786

Finance—Auto Loans 0.9%
♦Ally Financial, Inc. 3.50%, due 1/27/19	2,750,000	2,717,000
8.00%, due 11/1/31	1,415,000	1,804,125
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	1,584,000	1,962,036
General Motors Financial Co., Inc. 3.25%, due 5/15/18	216,000	216,270

		6,699,431

Finance—Commercial 0.3%
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)	2,500,000	2,250,000

Finance—Consumer Loans 1.5%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	2,350,000	2,379,375
Navient Corp. 5.00%, due 10/26/20	510,000	500,438
7.25%, due 1/25/22	625,000	678,125
8.00%, due 3/25/20	1,348,000	1,492,910
8.45%, due 6/15/18	250,000	278,750
OneMain Financial Holdings, Inc. 7.25%, due 12/15/21 (b)	3,115,000	3,192,875
Springleaf Finance Corp. 5.25%, due 12/15/19	340,000	333,200
6.00%, due 6/1/20	1,000,000	990,000
7.75%, due 10/1/21	1,390,000	1,556,800

		11,402,473

Finance—Credit Card 0.4%
American Express Co. 6.80%, due 9/1/66 (a)	2,267,000	2,374,682
Discover Financial Services 3.85%, due 11/21/22	300,000	305,221

		2,679,903

Finance—Investment Banker/Broker 0.2%
Jefferies Group LLC 5.125%, due 1/20/23	552,000	561,118
6.45%, due 6/8/27	750,000	778,156

		1,339,274

	Principal Amount	Value
Finance—Other Services 0.9%
Comcel Trust 6.875%, due 2/6/24 (b)	$2,500,000	$2,618,750
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22	1,310,000	1,315,731
6.00%, due 8/1/20	2,670,000	2,750,634

		6,685,115

Food 2.2%
♦Aramark Services, Inc. 5.75%, due 3/15/20	2,575,000	2,658,688
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (b)	3,137,000	3,305,946
JBS Finance II, Ltd. 8.25%, due 1/29/18 (b)	350,000	357,875
JBS USA LLC / JBS USA Finance, Inc. 5.875%, due 7/15/24 (b)	1,750,000	1,719,375
8.25%, due 2/1/20 (b)	1,182,000	1,244,055
Kerry Group Financial Services 3.20%, due 4/9/23 (b)	2,151,000	2,104,409
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (b)	2,550,000	2,499,000
Smithfield Foods, Inc. 6.625%, due 8/15/22	490,000	512,050
7.75%, due 7/1/17	794,000	875,385
Virgolino de Oliveira Finance S.A. 10.875%, due 1/13/20 (b)	1,465,000	660,715
11.75%, due 2/9/22 (b)(e)	1,775,000	35,500

		15,972,998

Forest Products & Paper 0.7%
Domtar Corp. 10.75%, due 6/1/17	887,000	1,054,263
Georgia-Pacific LLC 8.00%, due 1/15/24	2,180,000	2,897,848
International Paper Co. 7.30%, due 11/15/39	157,000	208,168
MeadWestvaco Corp. 7.375%, due 9/1/19	900,000	1,063,397

		5,223,676

Gas 0.2%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	1,360,000	1,404,200
6.50%, due 5/20/21	168,000	172,200

		1,576,400

Health Care—Products 0.8%
Alere, Inc. 6.50%, due 6/15/20	2,268,000	2,279,340
7.25%, due 7/1/18	1,000,000	1,040,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-435

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Products (continued)
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	$1,670,000	$1,816,125
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	1,190,000	1,142,400

		6,277,865

Health Care—Services 2.1%
CHS / Community Health Systems, Inc. 5.125%, due 8/1/21	3,000,000	3,112,500
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	2,525,000	2,676,500
♦HCA, Inc. 5.00%, due 3/15/24	3,450,000	3,544,876
5.875%, due 3/15/22	1,000,000	1,095,000
7.50%, due 2/15/22	1,350,000	1,542,375
Tenet Healthcare Corp. 6.00%, due 10/1/20	3,150,000	3,382,565

		15,353,816

Home Builders 3.4%
Beazer Homes USA, Inc. 5.75%, due 6/15/19	1,114,000	1,069,440
7.25%, due 2/1/23	1,250,000	1,212,500
8.125%, due 6/15/16	186,000	199,020
D.R. Horton, Inc. 3.75%, due 3/1/19	3,350,000	3,316,500
K Hovnanian Enterprises, Inc. 7.00%, due 1/15/19 (b)	1,365,000	1,303,575
7.25%, due 10/15/20 (b)	1,080,000	1,117,800
KB Home 8.00%, due 3/15/20	1,925,000	2,107,875
Lennar Corp. 4.50%, due 6/15/19	2,125,000	2,125,000
4.50%, due 11/15/19	1,300,000	1,290,250
6.95%, due 6/1/18	46,000	49,680
MDC Holdings, Inc. 5.50%, due 1/15/24	2,425,000	2,346,187
5.625%, due 2/1/20	1,072,000	1,117,560
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	1,320,000	1,386,000
Standard Pacific Corp. 8.375%, due 5/15/18	885,000	1,000,050
8.375%, due 1/15/21	1,100,000	1,245,750
Toll Brothers Finance Corp. 5.875%, due 2/15/22	1,340,000	1,430,450
TRI Pointe Holdings, Inc. 4.375%, due 6/15/19 (b)	2,880,000	2,840,400

		25,158,037

	Principal Amount	Value
Insurance 4.0%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	$3,047,000	$3,351,700
American International Group, Inc. Series A3 4.875%, due 3/15/67 (a)	€2,000,000	2,521,745
Series A2 5.75%, due 3/15/67 (a)	£450,000	726,187
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	$2,495,000	2,674,765
Genworth Holdings, Inc. 6.15%, due 11/15/66 (a)	1,350,000	830,250
7.20%, due 2/15/21	450,000	438,214
7.625%, due 9/24/21	1,840,000	1,799,137
Liberty Mutual Group, Inc. 7.00%, due 3/7/67 (a)(b)	800,000	820,000
7.80%, due 3/7/87 (b)	102,000	119,340
10.75%, due 6/15/88 (a)(b)	987,000	1,523,550
Lincoln National Corp. 7.00%, due 5/17/66 (a)	1,468,000	1,469,762
Oil Insurance, Ltd. 3.239%, due 12/29/49 (a)(b)	1,648,000	1,466,720
Pacific Life Insurance Co. 9.25%, due 6/15/39 (b)	1,046,000	1,645,361
Pearl Group Holdings No 1, Ltd. 6.586%, due 11/29/49 (a)	£1,672,800	2,522,493
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	$138,000	149,281
Protective Life Corp. 8.45%, due 10/15/39	1,564,000	2,356,742
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	1,245,000	1,272,763
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(b)	129,000	135,127
Voya Financial, Inc. 2.90%, due 2/15/18	495,000	506,758
5.50%, due 7/15/22	1,670,000	1,886,459
XLIT, Ltd. 6.50%, due 10/29/49 (a)	1,516,000	1,447,780

		29,664,134

Internet 0.5%
Alibaba Group Holding, Ltd. 3.125%, due 11/28/21 (b)	3,400,000	3,359,122

Iron & Steel 1.8%
AK Steel Corp. 7.625%, due 5/15/20	800,000	744,000
7.625%, due 10/1/21	2,860,000	2,624,050
Allegheny Ludlum Corp. 6.95%, due 12/15/25	157,000	171,152

M-436	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel (continued)
ArcelorMittal 6.75%, due 2/25/22	$1,575,000	$1,681,312
7.50%, due 10/15/39	1,500,000	1,552,500
Cliffs Natural Resources, Inc. 5.70%, due 1/15/18	1,324,000	860,600
5.90%, due 3/15/20	760,000	440,800
Severstal OAO Via Steel Capital S.A. 5.90%, due 10/17/22 (b)	1,600,000	1,312,000
Steel Dynamics, Inc. 5.25%, due 4/15/23	2,100,000	2,131,500
United States Steel Corp. 7.375%, due 4/1/20	1,750,000	1,837,500

		13,355,414

Leisure Time 0.3%
NCL Corp., Ltd. 5.25%, due 11/15/19 (b)	1,725,000	1,737,938
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	600,000	669,000

		2,406,938

Lodging 1.2%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	2,269,000	1,667,715
MGM Resorts International 6.00%, due 3/15/23	650,000	653,250
6.75%, due 10/1/20	1,194,000	1,253,700
8.625%, due 2/1/19	475,000	538,531
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	185,000	210,578
7.15%, due 12/1/19	1,334,000	1,572,211
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.375%, due 3/15/22	1,800,000	1,827,000
7.75%, due 8/15/20	900,000	958,707

		8,681,692

Machinery—Construction & Mining 0.1%
Terex Corp. 6.00%, due 5/15/21	1,015,000	1,035,300

Machinery—Diversified 0.4%
Zebra Technologies Corp. 7.25%, due 10/15/22 (b)	3,175,000	3,333,750

Media 1.7%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.25%, due 10/30/17	500,000	520,250

	Principal Amount	Value
Media (continued)
CCOH Safari LLC 5.50%, due 12/1/22	$725,000	$735,875
5.75%, due 12/1/24	375,000	379,219
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	2,006,000	2,066,180
Series B 7.625%, due 3/15/20	1,300,000	1,368,250
Cox Communications, Inc. 6.95%, due 6/1/38 (b)	509,000	641,230
DISH DBS Corp. 6.75%, due 6/1/21	1,400,000	1,505,000
7.125%, due 2/1/16	185,000	194,481
iHeartCommunications, Inc. 9.00%, due 12/15/19	1,000,000	985,000
9.00%, due 3/1/21	3,330,000	3,263,400
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	740,000	995,955

		12,654,840

Mining 0.8%
Aleris International, Inc. 7.625%, due 2/15/18	545,000	547,725
7.875%, due 11/1/20	621,000	617,895
FMG Resources (August 2006) Pty, Ltd. 6.875%, due 2/1/18 (b)	177,778	161,333
8.25%, due 11/1/19 (b)	1,665,000	1,515,150
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,000,000	1,265,162
Vedanta Resources PLC 7.125%, due 5/31/23 (b)	700,000	645,785
8.25%, due 6/7/21 (b)	1,420,000	1,405,800

		6,158,850

Miscellaneous—Manufacturing 1.1%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)	1,860,000	1,827,450
Bombardier, Inc. 6.00%, due 10/15/22 (b)	2,430,000	2,454,300
6.125%, due 1/15/23 (b)	1,300,000	1,326,000
Gates Global Llc / Gates Global Co. 6.00%, due 7/15/22 (b)	2,665,000	2,552,271

		8,160,021

Oil & Gas 4.8%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36	6,555,000	2,486,141
Berry Petroleum Co., LLC 6.75%, due 11/1/20	752,000	601,600
California Resources Corp. 5.00%, due 1/15/20 (b)	1,745,000	1,513,787

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-437

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Chesapeake Energy Corp. 4.875%, due 4/15/22	$2,595,000	$2,523,637
5.375%, due 6/15/21	650,000	649,594
6.625%, due 8/15/20	1,055,000	1,120,938
CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)	1,975,000	2,004,625
Concho Resources, Inc. 5.50%, due 4/1/23	700,000	703,290
6.50%, due 1/15/22	500,000	522,500
7.00%, due 1/15/21	3,000	3,143
Denbury Resources, Inc. 6.375%, due 8/15/21	2,035,000	1,933,250
ENI S.p.A. 4.15%, due 10/1/20 (b)	1,280,000	1,343,822
EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, due 5/1/20	1,325,000	1,338,250
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 8.00%, due 2/15/20 (b)	700,000	714,000
Linn Energy LLC / Linn Energy Finance Corp. 6.50%, due 5/15/19	850,000	726,750
7.75%, due 2/1/21	1,685,000	1,419,612
8.625%, due 4/15/20	365,000	317,550
Murphy Oil USA, Inc. 6.00%, due 8/15/23	3,023,000	3,159,035
Parker Drilling Co. 6.75%, due 7/15/22	2,090,000	1,567,500
Petrobras Global Finance B.V. 6.25%, due 3/17/24	2,500,000	2,378,850
Petrobras International Finance Co. S.A. 5.375%, due 1/27/21	490,000	454,019
Precision Drilling Corp. 6.50%, due 12/15/21	487,000	412,733
6.625%, due 11/15/20	882,000	793,800
Samson Investment Co. 9.75%, due 2/15/20	1,300,000	538,688
Sanchez Energy Corp. 6.125%, due 1/15/23 (b)	2,670,000	2,242,800
SM Energy Co. 5.00%, due 1/15/24	1,300,000	1,124,500
6.125%, due 11/15/22 (b)	2,445,000	2,298,300
Swift Energy Co. 8.875%, due 1/15/20	1,042,000	593,940

		35,486,654

Oil & Gas Services 0.9%
Basic Energy Services, Inc. 7.75%, due 2/15/19	2,070,000	1,593,900
7.75%, due 10/15/22	500,000	375,000

	Principal Amount	Value
Oil & Gas Services (continued)
CGG S.A. 6.50%, due 6/1/21	$1,950,000	$1,482,000
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc. 6.75%, due 2/1/22	1,219,000	1,340,900
PHI, Inc. 5.25%, due 3/15/19	2,295,000	1,950,750

		6,742,550

Packaging & Containers 1.9%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.75%, due 1/31/21 (b)	3,295,000	3,278,525
Crown European Holdings S.A. 4.00%, due 7/15/22 (b)	€2,150,000	2,699,168
Novelis, Inc. 8.375%, due 12/15/17	$386,000	400,475
8.75%, due 12/15/20	1,642,000	1,740,520
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)	1,495,000	1,524,900
Reynolds Group Issuer, Inc. 7.875%, due 8/15/19	475,000	500,531
8.50%, due 5/15/18	625,000	637,500
9.875%, due 8/15/19	826,000	875,560
Sealed Air Corp. 4.875%, due 12/1/22 (b)	1,875,000	1,860,938
8.375%, due 9/15/21 (b)	500,000	558,750

		14,076,867

Pharmaceuticals 0.4%
Valeant Pharmaceuticals International, Inc. 6.375%, due 10/15/20 (b)	1,075,000	1,123,375
7.50%, due 7/15/21 (b)	1,500,000	1,620,000

		2,743,375

Pipelines 3.0%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	490,000	497,350
5.875%, due 4/15/21	2,475,000	2,580,187
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 4.75%, due 11/15/21	850,000	807,500
6.625%, due 10/1/20	1,350,000	1,373,625
Energy Transfer Equity, L.P. 7.50%, due 10/15/20	1,100,000	1,221,000
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	860,000	898,990
7.60%, due 2/1/24	383,000	468,849
Kinder Morgan, Inc. 7.75%, due 1/15/32	3,250,000	3,997,500
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	463,000	561,881

M-438	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. 6.50%, due 5/15/21	$490,000	$494,900
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 5.00%, due 10/1/22	490,000	463,050
5.50%, due 4/15/23	750,000	723,750
5.875%, due 3/1/22	850,000	847,875
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	818,000	876,831
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.125%, due 11/15/19 (b)	750,000	721,875
5.25%, due 5/1/23	950,000	916,750
6.375%, due 8/1/22	861,000	871,762
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19 (b)	615,000	610,388
5.875%, due 10/1/20	2,349,000	2,354,872
Williams Cos., Inc. (The) 3.70%, due 1/15/23	1,350,000	1,212,416

		22,501,351

Real Estate Investment Trusts 0.4%
Geo Group, Inc. (The) 6.625%, due 2/15/21	277,000	290,157
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	329,000	328,161
5.875%, due 6/15/19	1,200,000	1,260,438
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	991,000	980,639

		2,859,395

Retail 1.5%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	800,000	824,000
7.00%, due 5/20/22	950,000	983,250
AutoNation, Inc. 6.75%, due 4/15/18	830,000	930,948
CVS Health Corp. 4.75%, due 5/18/20	1,305,000	1,445,684
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,300,000	1,351,182
QVC, Inc. 4.85%, due 4/1/24	2,300,000	2,342,049
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	3,395,000	3,276,175

		11,153,288

	Principal Amount	Value
Semiconductors 0.5%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (b)	$325,000	$325,000
6.00%, due 1/15/22 (b)	2,909,000	3,039,905

		3,364,905

Software 0.5%
First Data Corp. 7.375%, due 6/15/19 (b)	2,042,000	2,149,205
8.875%, due 8/15/20 (b)	320,000	343,200
10.625%, due 6/15/21	779,000	882,218

		3,374,623

Telecommunications 4.3%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	1,523,000	1,536,504
Colombia Telecomunicaciones S.A. ESP 5.375%, due 9/27/22 (b)	550,000	536,250
CommScope Holding Co., Inc. 6.625%, due 6/1/20 (b)(f)	1,000,000	1,030,000
CommScope, Inc. 5.00%, due 6/15/21 (b)	1,563,000	1,539,555
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	250,000	268,125
7.625%, due 6/15/21	1,398,000	1,537,800
Inmarsat Finance PLC 4.875%, due 5/15/22 (b)	2,500,000	2,475,000
Intelsat Luxembourg S.A. 8.125%, due 6/1/23	3,801,000	3,877,020
Sprint Capital Corp. 6.90%, due 5/1/19	738,000	752,760
8.75%, due 3/15/32	1,830,000	1,770,525
Sprint Corp. 7.25%, due 9/15/21	1,000,000	991,250
T-Mobile USA, Inc. 6.125%, due 1/15/22	2,300,000	2,334,500
6.542%, due 4/28/20	1,235,000	1,275,137
Telecom Italia Capital S.A. 7.721%, due 6/4/38	305,000	340,075
Telefonica Emisiones SAU 4.57%, due 4/27/23	1,781,000	1,906,819
5.462%, due 2/16/21	279,000	311,083
♦Verizon Communications, Inc. 3.00%, due 11/1/21	2,635,000	2,598,727
3.50%, due 11/1/24	2,505,000	2,461,160
5.15%, due 9/15/23	1,722,000	1,901,489
ViaSat, Inc. 6.875%, due 6/15/20	1,255,000	1,305,200
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (b)	850,000	877,625

		31,626,604

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-439

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Transportation 0.8%
CHC Helicopter S.A. 9.25%, due 10/15/20	$2,257,200	$2,195,127
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	2,525,000	2,070,500
5.875%, due 4/1/20	659,000	583,215
Ukraine Railways Via Shortline PLC 9.50%, due 5/21/18 (b)	2,075,000	1,058,250

		5,907,092

Total Corporate Bonds (Cost $488,457,401)		478,885,582

Foreign Bonds 0.9%
Ireland 0.3%
UT2 Funding PLC 5.321%, due 6/30/16	€1,600,000	1,967,057

Luxembourg 0.2%
Ageas Hybrid Financing S.A. 5.125%, due 6/29/49 (a)	1,225,000	1,495,639

United Kingdom 0.4%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£401,000	827,443
Rexam PLC 6.75%, due 6/29/67 (a)	€222,000	268,631
Santander UK PLC 4.814%, due 9/28/49 (a)	£1,150,000	1,738,602

		2,834,676

Total Foreign Bonds (Cost $6,127,411)		6,297,372

Loan Assignments 16.6% (g)
Advertising 0.4%
CBS Outdoor Americas Capital LLC Term Loan B 3.00%, due 1/31/21	$3,000,000	2,922,000

Aerospace & Defense 0.1%
Transdigm, Inc. Term Loan C 3.75%, due 2/28/20	493,703	483,829

Airlines 0.1%
United Airlines, Inc. New Term Loan B 3.50%, due 4/1/19	417,563	410,568

	Principal Amount	Value
Auto Parts & Equipment 1.5%
Allison Transmission, Inc. New Term Loan B3 3.75%, due 8/23/19	$2,722,500	$2,684,578
TI Group Automotive Systems LLC 2014 Term Loan B 4.25%, due 7/2/21	3,731,250	3,665,953
♦Visteon Corp. Delayed Draw Term Loan B 3.50%, due 4/9/21	4,477,500	4,415,935

		10,766,466

Building Materials 0.6%
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00%, due 9/28/20	3,607,785	3,553,668
2nd Lien Term Loan 7.00%, due 3/26/21	574,737	570,427

		4,124,095

Chemicals 1.0%
Axalta Coating Systems US Holdings, Inc. USD Term Loan 3.75%, due 2/1/20	4,274,889	4,156,441
ECO Services Operations LLC Term Loan B 4.75%, due 10/8/21	1,000,000	985,000
PQ Corp. 2014 Term Loan 4.00%, due 8/7/17	980,000	957,950
WR Grace & Co. USD Exit Term Loan 3.00%, due 2/3/21	1,467,607	1,457,211

		7,556,602

Commercial Services 0.9%
Allied Security Holdings LLC New 2nd Lien Term Loan 8.00%, due 8/13/21	2,178,082	2,136,335
KAR Auction Services, Inc. Term Loan B2 3.50%, due 3/11/21	2,482,630	2,442,287
Neff Rental LLC 2nd Lien Term Loan 7.25%, due 6/9/21	2,499,130	2,449,148

		7,027,770

Electric 0.1%
NRG Energy, Inc. REFI Term Loan B 2.75%, due 7/2/18	687,750	673,028

M-440	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Electrical Components & Equipment 0.5%
Generac Power Systems, Inc. Term Loan B 3.25%, due 5/31/20	$3,798,663	$3,665,710

Entertainment 1.1%
Mohegan Tribal Gaming Authority New Term Loan B 5.50%, due 11/19/19	990,000	962,775
Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	3,316,500	3,264,680
SeaWorld Parks & Entertainment, Inc. Term Loan B2 3.00%, due 5/14/20	4,118,302	3,891,795

		8,119,250

Food Services 0.2%
♦Aramark Services, Inc. USD Term Loan F 3.25%, due 2/24/21	1,839,234	1,806,281

Hand & Machine Tools 0.4%
Milacron LLC New Term Loan 4.00%, due 3/28/20	3,073,268	2,981,069

Health Care—Products 1.2%
Hologic, Inc. New Term Loan B 3.25%, due 8/1/19	2,929,271	2,908,218
Kinetic Concepts, Inc. USD Term Loan E1 4.00%, due 5/4/18	1,989,950	1,964,246
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	4,233,725	4,155,223

		9,027,687

Health Care—Services 1.2%
Amsurg Corp. 1st Lien Term Loan B 3.75%, due 7/16/21	3,980,000	3,950,150
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	995,000	982,385
MPH Acquisition Holdings LLC Term Loan 3.75%, due 3/31/21	4,205,607	4,079,439

		9,011,974

	Principal Amount	Value
Household Products & Wares 0.8%
KIK Custom Products, Inc. New 1st Lien Term Loan 5.50%, due 4/29/19	$1,781,941	$1,749,273
Prestige Brands, Inc. Term Loan B2 4.50%, due 9/3/21	3,909,375	3,897,158

		5,646,431

Iron & Steel 0.6%
♦Signode Industrial Group US Inc. USD Term Loan B 3.75%, due 5/1/21	4,657,258	4,459,325

Lodging 1.2%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	1,634,792	1,601,756
♦Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	6,591,592	6,500,957
MGM Resorts International Term Loan B 3.50%, due 12/20/19	736,851	717,509

		8,820,222

Machinery—Diversified 0.6%
Husky Injection Molding Systems Ltd. 1st Lien Term Loan 4.25%, due 6/30/21	4,482,890	4,342,799

Media 0.6%
Charter Communications Operating LLC Term Loan F 3.00%, due 1/3/21	1,982,418	1,939,584
Virgin Media Bristol LLC USD Term Loan B 3.50%, due 6/7/20	2,410,000	2,364,813

		4,304,397

Mining 0.4%
FMG Resources (August 2006) Pty, Ltd New Term Loan B 3.75%, due 6/30/19	1,483,775	1,348,380
Noranda Aluminum Acquisition Corp. New Term Loan B 5.75%, due 2/28/19	1,571,717	1,499,681

		2,848,061

Miscellaneous—Manufacturing 0.3%
Gates Global, Inc. Term Loan B 4.25%, due 7/5/21	1,935,150	1,878,477

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-441

Portfolio of Investments December 31, 2014 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Oil & Gas 0.5%
Fieldwood Energy LLC
1st Lien Term Loan 3.875%, due 9/28/18	$1,989,930	$1,882,971
2nd Lien Term Loan 8.375%, due 9/30/20	3,000,000	2,178,000

		4,060,971

Packaging & Containers 0.2%
Reynolds Group Holdings, Inc. New Dollar Term Loan 4.00%, due 12/1/18	1,736,842	1,702,416

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 3.50%, due 8/5/20	1,035,056	1,024,273

Pipelines 0.4%
Energy Transfer Equity, L.P. New Term Loan 3.25%, due 12/2/19	2,750,000	2,660,625

Real Estate 0.6%
Realogy Corp. New Term Loan B 3.75%, due 3/5/20	4,477,387	4,391,569

Software 0.1%
First Data Corp. New 2018 Extended Term Loan 3.667%, due 3/23/18	1,000,000	977,813

Telecommunications 0.9%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	500,000	492,291
Level 3 Financing Inc. Incremental Term Loan B5 4.50%, due 1/31/22	1,600,000	1,600,501
SBA Senior Finance II LLC Term Loan B1 3.25%, due 3/24/21	4,421,459	4,318,660

		6,411,452

Total Loan Assignments (Cost $125,597,433)		122,105,160

	Principal Amount	Value
Mortgage-Backed Securities 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.0%‡
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 2.496%, due 11/25/35 (h)	$74,236	$65,671
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	26,581	25,174
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.607%, due 7/25/36 (h)	44,554	42,935

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 1.957%, due 11/25/36 (h)	39,113	34,519

Total Mortgage-Backed Securities (Cost $159,833)		168,299

Yankee Bonds 0.6% (i)
Banks 0.3%
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24	1,194,000	1,214,526
6.125%, due 12/15/22	970,000	1,055,754

		2,270,280

Insurance 0.3%
Validus Holdings, Ltd. 8.875%, due 1/26/40	1,655,000	2,312,915

Total Yankee Bonds (Cost $4,431,899)		4,583,195

Total Long-Term Bonds (Cost $636,858,179)		626,540,034

	Shares
Common Stock 0.1%
Auto Manufacturers 0.1%
General Motors Co.	18,239	636,723

Total Common Stock (Cost $574,178)		636,723

M-442	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Convertible Preferred Stocks 0.3%
Banks 0.1%
♦Bank of America Corp. 7.25% Series L	400	$465,188
Wells Fargo & Co. 7.50% Series L	400	484,998

		950,186

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 4.75%	2,800	386,064

Iron & Steel 0.1%
ArcelorMittal 6.00%	36,000	622,800

Total Convertible Preferred Stocks (Cost $2,064,210)		1,959,050

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $10.00 Expires 7/10/16 (j)	7,425	187,556
Strike Price $10.00 Expires 7/10/19 (j)	3,655	62,610

Total Warrants (Cost $233,707)		250,166

	Principal Amount
Short-Term Investment 12.9%
Repurchase Agreement 12.9%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $95,478,525 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $102,495,000 and a Market Value of $97,389,519)	$95,478,525	95,478,525

Total Short-Term Investment (Cost $95,478,525)		95,478,525

Total Investments (Cost $735,208,799) (m)	98.2%	724,864,498
Other Assets, Less Liabilities	1.8	13,271,240
Net Assets	100.0%	$738,135,738

	Contracts Short	Unrealized Appreciation (Depreciation)(k)
Futures Contracts 0.0% ‡
United States Treasury Note March 2015 (2 Year) (l)	(1,980)	$481,324
March 2015 (10 Year) (l)	(150)	(167,901)

Total Futures Contracts (Notional Amount $451,835,156)		$313,423

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2014.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of December 31, 2014.

(d)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents 0.1% of the Portfolio’s net assets.

(e)	Illiquid security—As of December 31, 2014, the total market value of this security was $35,500, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(f)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(g)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2014.

(h)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2014.

(i)	Yankee Bond—Dollar-denominated bond issued, but not registered, in the United States by a foreign bank or corporation.

(j)	Non-income producing security.

(k)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2014.

(l)	As of December 31, 2014, cash in the amount of $1,143,792 was on deposit with brokers for futures transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-443

Portfolio of Investments December 31, 2014 (continued)

(m)	As of December 31, 2014, cost was $735,573,820 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$12,330,577
Gross unrealized depreciation	(23,039,899)

Net unrealized depreciation	$(10,709,322)

As of December 31, 2014, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Pound Sterling vs. U.S. Dollar	2/19/15	JPMorgan Chase Bank	GBP	80,000	USD	125,086	USD	(442)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	2/19/15	JPMorgan Chase Bank	EUR	8,997,000	USD	11,184,621	USD	292,986
Pound Sterling vs. U.S. Dollar	2/19/15	JPMorgan Chase Bank	GBP	7,309,000		11,467,711		79,953
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	372,497

Open centrally cleared interest rate swap agreements as of December 31, 2014 were as follows1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Unrealized Appreciation/ (Depreciation)	Value
$ 50,000,000	USD	9/8/2016	Fixed 0.75%	3-Month USD-LIBOR	$(7,099)	$(7,099)
$ 50,000,000	USD	9/9/2016	Fixed 0.716%	3-Month USD-LIBOR	21,242	21,242
$ 50,000,000	USD	9/10/2016	Fixed 0.751%	3-Month USD-LIBOR	(4,926)	(4,926)
$ 50,000,000	USD	9/11/2016	Fixed 0.777%	3-Month USD-LIBOR	(26,876)	(26,876)
$ 50,000,000	USD	9/15/2016	Fixed 0.795%	3-Month USD-LIBOR	(39,942)	(39,942)
$ 30,000,000	USD	9/17/2016	Fixed 0.786%	3-Month USD-LIBOR	(16,944)	(16,944)
$120,000,000	USD	10/1/2016	Fixed 0.821%	3-Month USD-LIBOR	(105,632)	(105,632)
$120,000,000	USD	10/1/2016	Fixed 0.824%	3-Month USD-LIBOR	(110,864)	(110,864)
$ 87,000,000	USD	11/19/2016	Fixed 0.723%	3-Month USD-LIBOR	189,818	189,818
					$(101,223)	$(101,223)

Open centrally cleared credit default swap as of December 31, 2014 was as follows1:

Index	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Markit iTraxx Europe Series 22	12/20/2019	Buy	$5,000	(5.00)%	$(339,845)	$(405,354)	$(65,509)

1.	As of December 31, 2014, cash in the amount of $2,784,452 was on deposit with a broker for centrally cleared swap agreements.

2.

Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net

M-444	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contract at the time they were opened and the value at December 31, 2014.

The following abbreviations are used in the preceding pages:

€—Euro

£—British Pound Sterling

EUR—Euro

GBP—British Pound Sterling

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,678,849	$—	$1,678,849
Convertible Bonds	—	12,821,577	—	12,821,577
Corporate Bonds	—	478,885,582	—	478,885,582
Foreign Bonds	—	6,297,372	—	6,297,372
Loan Assignments (b)	—	103,898,955	18,206,205	122,105,160
Mortgage-Backed Securities	—	168,299	—	168,299
Yankee Bonds	—	4,583,195	—	4,583,195

Total Long-Term Bonds	—	608,333,829	18,206,205	626,540,034

Common Stock	636,723	—	—	636,723
Convertible Preferred Stocks	1,959,050	—	—	1,959,050
Warrants	250,166	—	—	250,166
Short-Term Investment
Repurchase Agreement	—	95,478,525	—	95,478,525

Total Investments in Securities	2,845,939	703,812,354	18,206,205	724,864,498

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	372,939	—	372,939
Futures Contracts Short (c)	481,324	—	—	481,324
Interest Rate Swap Contracts	—	211,060	—	211,060

Total Other Financial Instruments	481,324	583,999	—	1,065,323

Total Investments in Securities and Other Financial Instruments	$3,327,263	$704,396,353	$18,206,205	$725,929,821

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contract (c)	$—	$(442)	$—	$(442)
Futures Contracts Short (c)	(167,901)	—	—	(167,901)
Credit Default Swap Index (c)	—	(65,509)	—	(65,509)
Interest Rate Swap Contracts	—	(312,283)	—	(312,283)

Total Other Financial Instruments	$(167,901)	$(378,234)	$—	$(546,135)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-445

Portfolio of Investments December 31, 2014 (continued)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $3,665,953, $985,000, $2,449,148, $3,665,710, $2,981,069 and $4,459,325 are held in Auto Parts & Equipment, Chemicals, Commercial Services, Electrical Components & Equipment, Hand & Machine Tools and Iron & Steel, respectively, within Loan Assignments whose values were obtained from an independent pricing service which utilized significant unobservable inputs to measure each such value as referenced in the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2014, a security with a market value of $1,794,454 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain Loan Assignments obtained from an independent pricing service utilizing significant unobservable inputs. The fair value obtained for this security from an independent pricing service as of December 31, 2013, utilized the average of multiple bid quotations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2014 (a)
Long-Term Bonds
Loan Assignments
Auto Parts & Equipment	$—	$(776)	$(113)	$(77,158)	$3,762,750	$(18,750	)(b)	$—	$—	$3,665,953	$(77,158)
Chemicals	—	56	—	(10,056)	995,000	—		—	—	985,000	(10,056)
Commercial Services	—	1,159	12,356	(38,480)	2,985,000	(510,887	)(b)	—	—	2,449,148	(38,480)
Electrical Components & Equipment	—	(1,784)	(1,988)	(121,197)	2,342,562	(301,337)		1,749,454	—	3,665,710	(121,197)
Hand & Machine Tools	—	533	30	(87,506)	3,089,744	(21,732	)(b)	—	—	2,981,069	(87,506)
Iron & Steel	—	162	(78)	(180,872)	4,702,210	(62,097	)(b)	—	—	4,459,325	(180,872)
Oil & Gas	1,876,250	3,799	(60,768)	(23,531)	1,002,500	(2,798,250)		—	—	—	—

Total	$1,876,250	$3,149	$(50,561)	$(538,800)	$18,879,766	$(3,713,053)		$1,749,454	$—	$18,206,205	$(515,269)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

M-446	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $639,730,274)	$629,385,973
Repurchase agreement, at value (identified cost $95,478,525 )	95,478,525
Cash collateral on deposit at broker	3,928,244
Cash denominated in foreign currencies (identified cost $144,411)	141,628
Receivables:
Dividends and interest	8,725,395
Fund shares sold	780,400
Investment securities sold	168,645
Other assets	476
Unrealized appreciation on foreign currency forward contracts	372,939

Total assets	738,982,225

Liabilities
Payables:
Manager (See Note 3)	357,215
Variation margin on futures contracts	125,623
NYLIFE Distributors (See Note 3)	117,768
Fund shares redeemed	81,007
Shareholder communication	46,811
Professional fees	26,296
Custodian	5,315
Trustees	620
Variation margin payable on centrally cleared swaps	81,045
Unrealized depreciation on unfunded commitments (See Note 6)	4,345
Unrealized depreciation on foreign currency forward contracts	442

Total liabilities	846,487

Net assets	$738,135,738

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$73,078
Additional paid-in capital	748,062,381

748,135,459
Undistributed net investment income	1,981,321
Accumulated net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(2,118,477)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	(10,197,610)
Net unrealized appreciation (depreciation) on unfunded commitments	(4,345)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	339,390

Net assets	$738,135,738

Initial Class
Net assets applicable to outstanding shares	$166,855,017

Shares of beneficial interest outstanding	16,486,491

Net asset value per share outstanding	$10.12

Service Class
Net assets applicable to outstanding shares	$571,280,721

Shares of beneficial interest outstanding	56,591,908

Net asset value per share outstanding	$10.09

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-447

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Interest	$28,127,344
Dividends	198,249

Total income	28,325,593

Expenses
Manager (See Note 3)	3,389,114
Distribution and service—Service Class (See Note 3)	1,084,438
Shareholder communication	103,920
Professional fees	96,144
Custodian	44,673
Trustees	8,830
Miscellaneous	17,304

Total expenses	4,744,423

Net investment income (loss)	23,581,170

Realized and Unrealized Gain (Loss) on Investments, Unfunded Commitments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	3,509,841
Futures transactions	(2,371,420)
Swap transactions	(1,059,357)
Foreign currency transactions	1,628,943

Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	1,708,007

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	(19,633,310)
Futures contracts	(1,466,548)
Swap contracts	(166,732)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	453,896

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts, swap contracts and foreign currency transactions	(20,812,694)

Net realized and unrealized gain (loss) on investments, unfunded commitments, futures transactions, swap transactions and foreign currency transactions	(19,104,687)

Net increase (decrease) in net assets resulting from operations	$4,476,483

M-448	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$23,581,170	$14,339,556
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	1,708,007	(2,435,957)
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts, swap contracts and foreign currency transactions	(20,812,694)	940,602

Net increase (decrease) in net assets resulting from operations	4,476,483	12,844,201

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(5,552,876)	(3,368,062)
Service Class	(16,673,475)	(10,795,149)

	(22,226,351)	(14,163,211)

From net realized gain on investments:
Initial Class	—	(1,744)
Service Class	—	(4,921)

	—	(6,665)

Total dividends and distributions to shareholders	(22,226,351)	(14,169,876)

Capital share transactions:
Net proceeds from sale of shares	366,480,894	218,463,879
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	22,226,351	14,169,876
Cost of shares redeemed	(37,684,342)	(109,251,452)

Increase (decrease) in net assets derived from capital share transactions	351,022,903	123,382,303

Net increase (decrease) in net assets	333,273,035	122,056,628

Net Assets
Beginning of year	404,862,703	282,806,075

End of year	$738,135,738	$404,862,703

Undistributed (distributions in excess of) net investment income at end of year	$1,981,321	$(205,112)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-449

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,				April 29, 2011** through December 31,
	2014	2013	2012		2011
Net asset value at beginning of period	$10.32	$10.32	$9.60		$10.00

Net investment income (loss) (a)	0.45	0.49	0.54		0.31
Net realized and unrealized gain (loss) on investments	(0.28)	(0.04)	0.81		(0.47)
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	(0.02)	(0.01)		0.02

Total from investment operations	0.20	0.43	1.34		(0.14)

Less dividends and distributions:
From net investment income	(0.40)	(0.43)	(0.53)		(0.26)
From net realized gain on investments	—	(0.00)‡	(0.09)		—

Total dividends and distributions	(0.40)	(0.43)	(0.62)		(0.26)

Net asset value at end of period	$10.12	$10.32	$10.32		$9.60

Total investment return	1.92%	4.17%	13.88%		(1.32	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.31%	4.69%	5.30%		4.74	% ††
Net expenses (excluding short sale expenses)	0.64%	0.65%	0.65%		0.71	% ††
Expenses (including short sales expenses)	0.64%	0.65%	0.65%		0.78	% ††
Short sale expenses	—	—	0.00	%(c)	0.07	% ††
Portfolio turnover rate	18%	23%	39%		7%
Net assets at end of period (in 000’s)	$166,855	$105,972	$133,840		$188,333

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Less than one-hundredth of a percent.

M-450	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,				April 29, 2011** through December 31,
	2014	2013	2012		2011
Net asset value at beginning of period	$10.29	$10.30	$9.60		$10.00

Net investment income (loss) (a)	0.42	0.47	0.52		0.31
Net realized and unrealized gain (loss) on investments	(0.28)	(0.04)	0.79		(0.49)
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	(0.03)	(0.01)		0.03

Total from investment operations	0.17	0.40	1.30		(0.15)

Less dividends and distributions:
From net investment income	(0.37)	(0.41)	(0.51)		(0.25)
From net realized gain on investments	—	(0.00)‡	(0.09)		—

Total dividends and distributions	(0.37)	(0.41)	(0.60)		(0.25)

Net asset value at end of period	$10.09	$10.29	$10.30		$9.60

Total investment return	1.67%	3.91%	13.58%		(1.48	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.06%	4.47%	5.03%		4.81	% ††
Net expenses (excluding short sales expenses)	0.89%	0.90%	0.90%		0.95	% ††
Expenses (including short sales expenses)	0.89%	0.90%	0.90%		1.03	% ††
Short sale expenses	—	—	0.00	%(c)	0.08	% ††
Portfolio turnover rate	18%	23%	39%		7%
Net assets at end of period (in 000’s)	$571,281	$298,891	$148,966		$39,824

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-451

MainStay VP U.S. Small Cap Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2014

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	6.59%	15.05%	9.93%	0.83%
Service Class Shares	6.33	14.77	9.65	1.08

Benchmark Performance	One Year	Five Years	Ten Years
Russell 2500™ Index[3]	7.07%	16.36%	8.72%
Average Lipper Variable Products Small-Cap Core Portfolio[4]	4.39	15.15	7.61

1.	Performance figures shown for the ten-year period ended December 31, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 9.92% for Initial Class shares and 9.65% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P SmallCap 600® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-452	MainStayVP U.S. Small Cap Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Small Cap Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,022.10	$4.18	$1,021.10	$4.18

Service Class Shares	$1,000.00	$1,020.80	$5.45	$1,019.80	$5.45

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.82% for Initial Class and 1.07% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-453

Industry Composition as of December 31, 2014 (Unaudited)

Banks	12.3%
Health Care Equipment & Supplies	7.6
Machinery	6.1
Health Care Providers & Services	4.9
Hotels, Restaurants & Leisure	4.4
Thrifts & Mortgage Finance	4.4
Semiconductors & Semiconductor Equipment	4.1
Textiles, Apparel & Luxury Goods	3.7
Software	3.2
Chemicals	3.0
Specialty Retail	3.0
Building Products	2.9
IT Services	2.6
Real Estate Investment Trusts	2.5
Aerospace & Defense	2.4
Electric Utilities	2.4
Capital Markets	2.3
Electronic Equipment, Instruments & Components	2.3
Auto Components	2.2
Multi-Utilities	2.0

Communications Equipment	1.8%
Diversified Consumer Services	1.6
Energy Equipment & Services	1.5
Containers & Packaging	1.4
Food & Staples Retailing	1.4
Food Products	1.4
Household Durables	1.3
Internet Software & Services	1.2
Media	1.2
Road & Rail	1.2
Diversified Telecommunication Services	1.1
Paper & Forest Products	1.1
Life Sciences Tools & Services	0.9
Diversified Financial Services	0.8
Insurance	0.7
Construction Materials	0.5
Short-Term Investment	2.6
Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page M-457 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2014 (excluding short-term investment) (Unaudited)

1.	WellCare Health Plans, Inc.

2.	BankUnited, Inc.

3.	Vectren Corp.

4.	Integra LifeSciences Holdings Corp.

5.	Investors Bancorp, Inc.
6.	Mueller Industries, Inc.

7.	LegacyTexas Financial Group, Inc.

8.	Brinker International, Inc.

9.	Armstrong World Industries, Inc.

10.	Harmonic, Inc.

M-454	MainStay VP U.S. Small Cap Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers David Pearl and Michael Welhoelter, CFA, of Epoch Investment Partners, Inc., the Portfolio’s Subadvisor.

How did MainStay VP U.S. Small Cap Portfolio perform relative to its primary benchmark and peers for the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP U.S. Small Cap Portfolio returned 6.59% for Initial Class shares and 6.33% for Service Class shares. Over the same period, both share classes underperformed the 7.07% return of the Russell 2500™ Index,1 which is the Portfolio’s primary broad-based securities-market index. Both share classes outperformed the 4.39% return of the average Lipper1 Variable Products Small-Cap Core Portfolio for the 12 months ended December 31, 2014.

Were there any changes to the Portfolio during the reporting period?

During the reporting period, it was announced that effective January 1, 2015, Janet K. Navon would no longer serves as a portfolio manager of the Portfolio. David Pearl and Michael Welhoelter continue to serve as portfolio managers of the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection in the financials sector detracted from the Portfolio’s performance relative to the Russell 2500™ Index. On the positive side, the Portfolio’s performance was helped by a less-than-benchmark weight in the energy sector and by stock selection in the consumer discretionary and utilities sectors respectively.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

A less-than-benchmark weight and security selection in the energy sector combined to help make energy the most significant positive sector contributor to the Portfolio’s performance relative to the Russell 2500™ Index. (Contributions take weightings and total returns into account.) Stock selection in the consumer discretionary and utilities sectors also helped the Portfolio’s relative performance. Stock selection and a less-than-benchmark weight in financials made the sector the most significant detractor. Stock selection in the telecommunication services sector also detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive contributors to the Portfolio’s absolute performance were energy company Vectren, casual dining company Brinker International and technology company Cypress Semiconductor. Vectren’s stock price advanced steadily over the reporting period on the back of strong operating results. The company also raised its dividend during the reporting period. Brinker International’s stock price advanced after the company announced strong results during the reporting period, helped by higher sales at its Chili’s Grill & Bar and Maggiano’s Little Italy chains. In December, Cypress Semiconductor agreed to merge with Spansion Inc., in an all-stock transaction. The merger will create a global provider of microcontrollers and specialized memory chips for embedded systems and is expected to generate more than $2 billion in annual revenues.

Detractors from the Portfolio’s absolute performance during the reporting period included sporting goods retailer Big 5 Sporting Goods, industrial services provider Harsco, and offshore drilling manufacturer and service provider Dril-Quip. Big 5 Sporting Goods lowered its earnings guidance for the year. Among the reasons were a drop-off in firearm and ammunition sales and unfavorable weather that led to lower-than-expected sales of seasonal items. We believe that Big 5 Sporting Goods may benefit from an improving California economy, the addition of e-commerce, and management’s continued focus on improving the company’s operating margins. Harsco Corporation’s share price came under pressure after the company reported results that reflected weakness in bottom-line growth and reduced the company’s 2014 outlook. In line with the energy equipment & services industry, Dril-Quip’s stock price declined as energy prices fell, despite the company’s strong margins, a lengthy backlog and an aggressive share buyback program. All three of these detractors had negative total returns for the reporting period.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-455

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio made several significant purchases during the year, including Movado Group, a designer, marketer and distributer of fine watch brands. The Swiss-manufactured proprietary brand accounts for 34% of sales. The company also sells licensed watches that accounted for 45% of sales under the Coach, Tommy Hilfiger, Hugo Boss, Lacoste and Ferrari brands.

We also purchased a position in Bio-Rad, a multinational manufacturer and distributor of life science research products, clinical diagnostics and analytical instrumentation. The company’s products and systems separate complex chemical and biological materials, as well as identify, analyze and purify their components. Bio-Rad has historically invested a significant amount of its cash flow back into the business to strengthen its growth prospects.

The Portfolio also purchased shares of Blackstone Mortgage Trust. The company originates senior loans collateralized by commercial real estate in the United States and Europe. The company had an opportunity to gain market share as capital-conscious banks and a smaller commercial mortgage-backed securities market could not absorb commercial mortgage originations and maturities as they once did. Blackstone Mortgage Trust sources loans through the massive global real estate portfolio of its parent company, The Blackstone Group, giving Blackstone Mortgage Trust investment opportunities not available to similar companies.

The Portfolio sold its position in industrial services provider Harsco after the company reduced its guidance for fiscal 2014 earnings because of weakness in its metals & mining businesses. The Portfolio sold its position in Herman Miller after the company’s shares had appreciated and reached our price target. We also sold the Portfolio’s position in machinery company Kennametal when the company reduced its outlook because of weaker economic expectations for the remainder of fiscal 2015. Key factors included softer customer demand in Europe, lower drilling activity in the oil and gas segment of the energy sector and a decline in mining production.

How did the Portfolio’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the Portfolio reduced exposure to the industrials, materials and utilities sectors. Information technology and financials saw the largest increases in sector exposure.

How was the Portfolio positioned at the end of the reporting period?

The Portfolio continued to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders during the reporting period. That stock-by-stock process often results in the Portfolio having a different composition than the benchmark in terms of types of companies held. As of December 31, 2014, the Portfolio’s most substantially underweight sector positions relative to the Russell 2500™ Index were in industrials, energy and financials. As of the same date, the most substantially overweight sector positions were in consumer discretionary, health care and telecommunications.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-456	MainStay VP U.S. Small Cap Portfolio

Portfolio of Investments December 31, 2014

	Shares	Value
Common Stocks 97.4%†
Aerospace & Defense 2.4%
Curtiss-Wright Corp.	52,665	$3,717,622
Hexcel Corp. (a)	148,535	6,162,717

		9,880,339

Auto Components 2.2%
Dana Holding Corp.	187,485	4,075,924
Visteon Corp. (a)	44,680	4,774,505

		8,850,429

Banks 12.3%
Bank of Hawaii Corp.	115,085	6,825,692
♦BankUnited, Inc.	287,980	8,342,781
CVB Financial Corp.	320,917	5,141,090
First Financial Bancorp	221,725	4,121,868
♦Investors Bancorp, Inc.	720,232	8,084,604
♦LegacyTexas Financial Group, Inc.	304,765	7,268,645
Texas Capital Bancshares, Inc. (a)	91,400	4,965,762
Umpqua Holdings Corp.	281,309	4,785,066

		49,535,508

Building Products 2.9%
♦Armstrong World Industries, Inc. (a)	138,690	7,089,833
Simpson Manufacturing Co., Inc.	132,150	4,572,390

		11,662,223

Capital Markets 2.3%
Diamond Hill Investment Group, Inc.	37,440	5,168,217
Waddell & Reed Financial, Inc. Class A	84,130	4,191,357

		9,359,574

Chemicals 3.0%
Chemtura Corp. (a)	127,155	3,144,543
Flotek Industries, Inc. (a)	204,425	3,828,880
Innophos Holdings, Inc.	85,840	5,017,348

		11,990,771

Communications Equipment 1.8%
♦Harmonic, Inc. (a)	1,010,463	7,083,346

Construction Materials 0.5%
United States Lime & Minerals, Inc.	30,135	2,195,636

Containers & Packaging 1.4%
Silgan Holdings, Inc.	107,430	5,758,248

Diversified Consumer Services 1.6%
Service Corp. International	282,405	6,410,594

Diversified Financial Services 0.8%
CBOE Holdings, Inc.	51,765	3,282,936

	Shares	Value
Diversified Telecommunication Services 1.1%
Lumos Networks Corp.	264,370	$4,446,703

Electric Utilities 2.4%
Great Plains Energy, Inc.	186,730	5,304,999
Westar Energy, Inc.	109,105	4,499,490

		9,804,489

Electronic Equipment, Instruments & Components 2.3%
National Instruments Corp.	133,664	4,155,614
OSI Systems, Inc. (a)	70,160	4,965,223

		9,120,837

Energy Equipment & Services 1.5%
Dril-Quip, Inc. (a)	42,996	3,299,083
Oil States International, Inc. (a)	60,150	2,941,335

		6,240,418

Food & Staples Retailing 1.4%
SpartanNash Co.	219,292	5,732,293

Food Products 1.4%
B&G Foods, Inc.	193,235	5,777,727

Health Care Equipment & Supplies 7.6%
Greatbatch, Inc. (a)	86,000	4,239,800
♦Integra LifeSciences Holdings Corp. (a)	151,516	8,216,713
Sirona Dental Systems, Inc. (a)	58,639	5,123,290
Teleflex, Inc.	57,505	6,602,724
Tornier N.V. (a)	55,080	1,404,540
Wright Medical Group, Inc. (a)	189,490	5,091,596

		30,678,663

Health Care Providers & Services 4.9%
Bio-Reference Laboratories, Inc. (a)	171,255	5,502,423
U.S. Physical Therapy, Inc.	126,419	5,304,541
♦WellCare Health Plans, Inc. (a)	107,230	8,799,294

		19,606,258

Hotels, Restaurants & Leisure 4.4%
♦Brinker International, Inc.	123,260	7,234,129
Life Time Fitness, Inc. (a)	115,425	6,535,364
Monarch Casino & Resort, Inc. (a)	231,949	3,848,034

		17,617,527

Household Durables 1.3%
M/I Homes, Inc. (a)	223,395	5,129,149

Insurance 0.7%
eHealth, Inc. (a)	118,530	2,953,768

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-457

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Internet Software & Services 1.2%
Monster Worldwide, Inc. (a)	736,818	$3,404,099
Travelzoo, Inc. (a)	114,290	1,442,340

		4,846,439

IT Services 2.6%
EVERTEC, Inc.	268,270	5,936,815
Forrester Research, Inc.	118,195	4,652,155

		10,588,970

Life Sciences Tools & Services 0.9%
Bio-Rad Laboratories, Inc. Class A (a)	31,855	3,840,439

Machinery 6.1%
John Bean Technologies Corp.	159,750	5,249,385
♦Mueller Industries, Inc.	234,168	7,994,496
Mueller Water Products, Inc. Class A	480,505	4,920,371
Woodward, Inc.	131,795	6,488,268

		24,652,520

Media 1.2%
Morningstar, Inc.	75,217	4,867,292

Multi-Utilities 2.0%
♦Vectren Corp.	178,180	8,237,261

Paper & Forest Products 1.1%
KapStone Paper and Packaging Corp.	148,355	4,348,285

Real Estate Investment Trusts 2.5%
Blackstone Mortgage Trust, Inc. Class A	133,500	3,890,190
CubeSmart	110,750	2,444,252
NorthStar Realty Finance Corp.	214,105	3,763,966

		10,098,408

Road & Rail 1.2%
Werner Enterprises, Inc.	153,950	4,795,543

Semiconductors & Semiconductor Equipment 4.1%
Cypress Semiconductor Corp. (a)	492,195	7,028,545
Teradyne, Inc.	204,200	4,041,118
Veeco Instruments, Inc. (a)	154,705	5,396,110

		16,465,773

Software 3.2%
CommVault Systems, Inc. (a)	112,980	5,839,936
Rovi Corp. (a)	312,765	7,065,362

		12,905,298

Specialty Retail 3.0%
Big 5 Sporting Goods Corp.	263,810	3,859,540
Brown Shoe Co., Inc.	153,750	4,943,063

	Shares	Value
Specialty Retail (continued)
Express, Inc. (a)	215,400	$3,164,226

		11,966,829

Textiles, Apparel & Luxury Goods 3.7%
Iconix Brand Group, Inc. (a)	199,175	6,730,123
Movado Group, Inc.	114,850	3,258,294
Steven Madden, Ltd. (a)	158,820	5,055,241

		15,043,658

Thrifts & Mortgage Finance 4.4%
Brookline Bancorp, Inc.	467,090	4,684,912
Capitol Federal Financial, Inc.	347,550	4,441,689
Northwest Bancshares, Inc.	374,375	4,690,919
TrustCo Bank Corp.	534,280	3,878,873

		17,696,393

Total Common Stocks (Cost $330,762,533)		393,470,544

	Principal Amount
Short-Term Investment 2.6%
Repurchase Agreement 2.6%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $10,699,484 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $11,345,000 and a Market Value of $10,913,663)	$10,699,484	10,699,484

Total Short-Term Investment (Cost $10,699,484)		10,699,484

Total Investments (Cost $341,462,017) (b)	100.0%	404,170,028
Other Assets, Less Liabilities	(0.0)‡	(115,544)
Net Assets	100.0%	$404,054,484

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of December 31, 2014, cost was $341,836,726 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$69,247,250
Gross unrealized depreciation	(6,913,948)

Net unrealized appreciation	$62,333,302

M-458	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$393,470,544	$—	$—	$393,470,544
Short-Term Investment
Repurchase Agreement	—	10,699,484	—	10,699,484

Total Investments in Securities	$393,470,544	$10,699,484	$—	$404,170,028

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-459

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $341,462,017)	$404,170,028
Receivables:
Dividends	464,260
Fund shares sold	70,260
Investment securities sold	54,141

Total assets	404,758,689

Liabilities
Payables:
Manager (See Note 3)	261,064
Fund shares redeemed	185,200
Investment securities purchased	168,156
NYLIFE Distributors (See Note 3)	41,787
Shareholder communication	25,578
Professional fees	20,031
Custodian	1,341
Trustees	336
Accrued expenses	712

Total liabilities	704,205

Net assets	$404,054,484

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,328
Additional paid-in capital	292,754,229

292,784,557
Undistributed net investment income	2,245,218
Accumulated net realized gain (loss) on investments	46,316,698
Net unrealized appreciation (depreciation) on investments	62,708,011

Net assets	$404,054,484

Initial Class
Net assets applicable to outstanding shares	$204,561,559

Shares of beneficial interest outstanding	15,127,062

Net asset value per share outstanding	$13.52

Service Class
Net assets applicable to outstanding shares	$199,492,925

Shares of beneficial interest outstanding	15,201,293

Net asset value per share outstanding	$13.12

M-460	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividends	$5,908,909

Expenses
Manager (See Note 3)	3,056,594
Distribution and service—Service Class (See Note 3)	483,829
Shareholder communication	65,167
Professional fees	55,553
Custodian	16,113
Trustees	7,106
Miscellaneous	17,239

Total expenses	3,701,601

Net investment income (loss)	2,207,308

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	46,568,744
Net change in unrealized appreciation (depreciation) on investments	(25,137,459)

Net realized and unrealized gain (loss) on investments	21,431,285

Net increase (decrease) in net assets resulting from operations	$23,638,593

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-461

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,207,308	$848,430
Net realized gain (loss) on investments	46,568,744	41,414,764
Net change in unrealized appreciation (depreciation) on investments	(25,137,459)	59,326,736

Net increase (decrease) in net assets resulting from operations	23,638,593	101,589,930

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(547,041)	(1,307,542)
Service Class	(232,385)	(916,377)

	(779,426)	(2,223,919)

From net realized gain on investments:
Initial Class	(12,862,636)	—
Service Class	(14,703,877)	—

	(27,566,513)	—

Total dividends and distributions to shareholders	(28,345,939)	(2,223,919)

Capital share transactions:
Net proceeds from sale of shares	83,386,539	123,702,079
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	28,345,939	2,223,919
Cost of shares redeemed	(128,753,051)	(52,728,871)

Increase (decrease) in net assets derived from capital share transactions	(17,020,573)	73,197,127

Net increase (decrease) in net assets	(21,727,919)	172,563,138

Net Assets
Beginning of year	425,782,403	253,219,265

End of year	$404,054,484	$425,782,403

Undistributed net investment income at end of year	$2,245,218	$848,357

M-462	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.78	$10.06	$8.96	$9.31	$7.45

Net investment income (loss) (a)	0.09	0.05	0.09	0.04	0.08
Net realized and unrealized gain (loss) on investments	0.72	3.76	1.05	(0.33)	1.78

Total from investment operations	0.81	3.81	1.14	(0.29)	1.86

Less dividends and distributions:
From net investment income	(0.04)	(0.09)	(0.04)	(0.06)	(0.00)‡
From net realized gain on investments	(1.03)	—	—	—	—

Total dividends and distributions	(1.07)	(0.09)	(0.04)	(0.06)	(0.00)‡

Net asset value at end of year	$13.52	$13.78	$10.06	$8.96	$9.31

Total investment return	6.59%	37.90%	12.80%	(2.75%)	25.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.68%	0.39%	0.98%	0.46%	0.98%
Net expenses	0.82%	0.82%	0.83%	0.84%	0.85%
Portfolio turnover rate	42%	40%	32%	46%	70%
Net assets at end of year (in 000’s)	$204,562	$232,795	$128,576	$141,113	$107,627

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.41	$9.80	$8.73	$9.07	$7.27

Net investment income (loss) (a)	0.06	0.01	0.06	0.02	0.07
Net realized and unrealized gain (loss) on investments	0.70	3.67	1.03	(0.30)	1.73

Total from investment operations	0.76	3.68	1.09	(0.28)	1.80

Less dividends and distributions:
From net investment income	(0.02)	(0.07)	(0.02)	(0.06)	—
From net realized gain on investments	(1.03)	—	—	—	—

Total dividends and distributions	(1.05)	(0.07)	(0.02)	(0.06)	—

Net asset value at end of year	$13.12	$13.41	$9.80	$8.73	$9.07

Total investment return	6.33%	37.56%	12.52%	(2.99%)	24.76	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.44%	0.13%	0.69%	0.19%	0.84%
Net expenses	1.07%	1.07%	1.08%	1.09%	1.10%
Portfolio turnover rate	42%	40%	32%	46%	70%
Net assets at end of year (in 000’s)	$199,493	$192,987	$124,643	$115,651	$132,906

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-463

MainStay VP Van Eck Global Hard Assets Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Year Ended December 31, 2014

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	–18.81%	–6.75%	0.93%

Benchmark Performance	One Year	Since Inception (2/17/12)
S&P North American Natural Resources Sector Index[2]	–9.77%	–0.74%
S&P 500® Index[2]	13.69	18.01
Average Lipper Variable Products Natural Resources Portfolio[3]	–12.58	–6.60

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Natural Resources Portfolio is representative of portfolios that, by portfolio practice, invest primarily in the equity securities of domestic companies engaged in the exploration, development, production, or distribution of natural resources. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-464	MainStay VP Van Eck Global Hard Assets Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Van Eck Global Hard Assets Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2014 to December 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2014, to December 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value (Based on Actual Returns and Expenses) 12/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$714.10	$4.02	$1,020.50	$4.74

1.	Expenses are equal to the Portfolio’s annualized expense ratio of 0.93% multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-465

Portfolio Composition as of December 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-469 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2014 (excluding short-term investment) (Unaudited)

1.	Glencore PLC

2.	Schlumberger, Ltd.

3.	Cimarex Energy Co.

4.	CONSOL Energy, Inc.

5.	Concho Resources, Inc.
6.	EOG Resources, Inc.

7.	Pioneer Natural Resources Co.

8.	Anadarko Petroleum Corp.

9.	First Quantum Minerals, Ltd.

10.	Halliburton Co.

M-466	MainStay VP Van Eck Global Hard Assets Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Charles T. Cameron and Shawn Reynolds of Van Eck Associates Corporation (“Van Eck”), the Portfolio’s Subadvisor.

How did MainStay VP Van Eck Global Hard Assets Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, MainStay VP Van Eck Global Hard Assets Portfolio returned –18.81% for Initial Class shares. Over the same period, the Portfolio underperformed the –9.77% return of the S&P North American Natural Resources Sector Index, which is the Portfolio’s primary broad-based securities-market index. Over the same period, the Portfolio underperformed the 13.69% return of the S&P 500® Index,1 which is the Portfolio’s secondary benchmark. The Portfolio underperformed the –12.58% return of the average Lipper1 Variable Products Natural Resources Portfolio for the 12 months ended December 31, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

Key aspects of the Portfolio that detracted from its performance relative to the S&P North American Natural Resources Sector Index included an overweight position and underperformance in the oil & gas exploration & production subindustry and an underweight position in the oil & gas storage & transportation subindustry.

Given the dramatic sell off in oil prices, particularly in the fourth quarter, shares of oil & gas exploration & production companies suffered. In the oil & gas exploration & production subindustry, the Portfolio held overweight positions in some smaller to midsize producers that hurt relative performance.

Oil & gas storage & transportation companies have historically been less responsive to lower oil prices than other subindustries in the energy sector. While we did add to some of these positions opportunistically throughout the year—and in particular, in the second half of 2014—the Portfolio predominately maintained underweight positions relative to the S&P North American Natural Resources Sector Index in these companies.

Which subindustries were the strongest positive contributors to the Portfolio’s relative performance, and which subindustries were particularly weak?

The strongest positive contributions to the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index came from overweight positions in the fertilizers & agricultural chemicals, construction machinery & heavy trucks, and agricultural products subindustries. (Contributions take weightings and total returns into account.) The S&P North American Natural Resources Sector Index had little to no exposure to these subindustries during the reporting period.

The subindustries that made the weakest contributions to the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index were oil & gas exploration & production, oil & gas storage & transport, and oil & gas drilling.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive individual contributors to the Portfolio’s absolute performance were energy-related companies. Oil & gas exploration & production companies EOG Resources and Diamondback Energy, despite being leveraged to shale oil, saw significant increases in reserves and production. Oil & gas refining & marketing company Tesoro, which benefited from access to cheaper crude feedstocks, was also a strong positive contributor. Also contributing to Portfolio performance were oil & gas exploration & production companies Cimarex Energy and Anadarko Petroleum.

The Portfolio’s most significant detractors from absolute performance were two oil & gas exploration & production companies, SM Energy and Afren. While the former declined when the company missed its own guidance, the latter faced corporate governance issues, including the loss of the company’s CEO and COO. Also detracting from the Portfolio’s absolute performance was diversified metals & mining company First Quantum Minerals, which suffered because of a large Zambia presence, where the threat of a potential adverse change in the tax regime overhung the stock.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-467

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio made significant purchases in the oil & gas storage & transportation and the oil & gas refining & marketing subindustries. Among these were new positions in oil & gas storage & transportation company Kinder Morgan and oil & gas refining & marketing company Valero Energy. A new position was also established in diversified metals & mining company Freeport-McMoRan.

The Portfolio’s largest sales during the reporting period included positions in integrated oil & gas marketing company Occidental Petroleum and oil & gas refining & marketing companies Tesoro and Hollyfrontier. Each of these positions was entirely eliminated by the end of the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

On both an absolute and a relative basis, the Portfolio broadly decreased its weightings in the oil & gas refining & marketing, oil & gas equipment & services, integrated oil & gas, and oil & gas drilling subindustries during the reporting period. Over the same period, the

Portfolio increased its weightings in the gold, diversified metals & mining, fertilizers & agricultural chemicals, steel, and railroads subindustries.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2014, the Portfolio had no allocation to the integrated oil & gas subindustry, making that subindustry a substantially underweight position in relation to the S&P North American Natural Resources Sector Index. As of the same date, the Portfolio’s next most substantially underweight position was in the oil & gas storage & transportation subindustry, followed by a slightly underweight position in the oil & gas equipment & services subindustry.

As of December 31, 2014, the Portfolio’s most substantially overweight positions relative to the S&P North American Natural Resources Sector Index were in the diversified metals & mining and gold subindustries. As of the same date, the Portfolio held overweight positions in the oil & gas exploration & production subindustry and the coal & consumable fuels subindustry.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-468	MainStay VP Van Eck Global Hard Assets Portfolio

Portfolio of Investments December 31, 2014

	Shares	Value
Common Stocks 92.3%†
Canada 11.8%
Agnico Eagle Mines, Ltd. (Metals & Mining)	32,693	$813,807
Agrium, Inc. (Chemicals)	83,900	7,947,008
Barrick Gold Corp. (Metals & Mining)	343,700	3,694,775
Eldorado Gold Corp. (Metals & Mining)	977,200	5,941,376
♦First Quantum Minerals, Ltd. (Metals & Mining)	1,183,000	16,811,267
Goldcorp, Inc. (Metals & Mining)	539,500	9,991,540
Kinross Gold Corp. (Metals & Mining) (a)	574,500	1,620,090
New Gold, Inc. (Metals & Mining) (a)	995,100	4,278,930
Osisko Gold Royalties, Ltd. (Metals & Mining)	44,920	633,319
Yamana Gold, Inc. (Metals & Mining)	774,431	3,113,213

		54,845,325

Norway 1.3%
Golar LNG, Ltd. (Oil, Gas & Consumable Fuels)	129,900	4,737,453
Seadrill, Ltd. (Energy Equipment & Services)	123,900	1,479,366

		6,216,819

Switzerland 5.4%
♦Glencore PLC (Metals & Mining) (a)	5,469,230	25,173,481

United Kingdom 3.2%
Afren PLC (Oil, Gas & Consumable Fuels) (a)	3,944,600	2,833,283
Genel Energy PLC (Oil, Gas & Consumable Fuels) (a)	177,800	1,903,164
Ophir Energy PLC (Oil, Gas & Consumable Fuels) (a)	1,078,300	2,341,340
Randgold Resources, Ltd., ADR (Metals & Mining)	119,900	8,082,459

		15,160,246

United States 70.6%
Advanced Drainage Systems, Inc. (Building Products)	109,900	2,525,502
♦Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	211,800	17,473,500
Baker Hughes, Inc. (Energy Equipment & Services)	81,900	4,592,133
Cameron International Corp. (Energy Equipment & Services) (a)	48,000	2,397,600
CF Industries Holdings, Inc. (Chemicals)	22,000	5,995,880

	Shares	Value
United States (continued)
♦Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	179,800	$19,058,800
Cloud Peak Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	151,900	1,394,442
Commercial Metals Co. (Metals & Mining)	343,700	5,598,873
♦Concho Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	177,800	17,735,550
♦CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)	545,500	18,443,355
CSX Corp. (Road & Rail)	67,900	2,460,017
Cummins, Inc. (Machinery)	63,900	9,212,463
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	191,800	11,465,804
Dril-Quip, Inc. (Energy Equipment & Services) (a)	61,900	4,749,587
♦EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	191,800	17,659,026
Freeport-McMoRan, Inc. (Metals & Mining)	373,700	8,729,632
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels) (a)	117,900	4,921,146
♦Halliburton Co. (Energy Equipment & Services)	365,700	14,382,981
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	229,800	9,722,838
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels) (a)	161,900	1,675,665
Louisiana-Pacific Corp. (Paper & Forest Products) (a)	521,600	8,637,696
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	311,700	8,817,993
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	50,000	4,513,000
Nabors Industries, Ltd. (Energy Equipment & Services)	573,500	7,444,030
National Oilwell Varco, Inc. (Energy Equipment & Services)	105,900	6,939,627
Newfield Exploration Co. (Oil, Gas & Consumable Fuels) (a)	151,900	4,119,528
Parsley Energy, Inc. Class A (Oil, Gas & Consumable Fuels) (a)	141,900	2,264,724
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)	351,700	2,722,158
Phillips 66 (Oil, Gas & Consumable Fuels)	64,300	4,610,310
♦Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	117,900	17,549,415
Royal Gold, Inc. (Metals & Mining)	91,900	5,762,130

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-469

Portfolio of Investments December 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
United States (continued)
♦Schlumberger, Ltd. (Energy Equipment & Services)	233,800	$19,968,858
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	217,800	1,892,682
SemGroup Corp. Class A (Oil, Gas & Consumable Fuels)	65,900	4,506,901
SM Energy Co. (Oil, Gas & Consumable Fuels)	233,800	9,020,004
Steel Dynamics, Inc. (Metals & Mining)	250,600	4,946,844
SunEdison, Inc. (Semiconductors & Semiconductor Equipment) (a)	246,400	4,807,264
Superior Energy Services, Inc. (Energy Equipment & Services)	329,700	6,643,455
Union Pacific Corp. (Road & Rail)	20,400	2,430,252
United States Steel Corp. (Metals & Mining)	201,800	5,396,132
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	189,400	9,375,300
Westmoreland Coal Co. (Oil, Gas & Consumable Fuels) (a)	36,500	1,212,165
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels) (a)	165,900	5,474,700

		329,249,962

Total Common Stocks (Cost $499,068,101)		430,645,833

	Principal Amount	Value
Short-Term Investment 7.7%
Repurchase Agreement 7.7%
United States 7.7%
State Street Bank and Trust Co. 0.00%, dated 12/31/14 due 1/2/15 Proceeds at Maturity $36,077,799 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $38,255,000 and a Market Value of $36,800,545) (Capital Markets)	$36,077,799	$36,077,799

Total Short-Term Investment (Cost $36,077,799)		36,077,799

Total Investments (Cost $535,145,900) (b)	100.0%	466,723,632
Other Assets, Less Liabilities	(0.0)‡	(208,824)
Net Assets	100.0%	$466,514,808

‡	Less than one-tenth of a percent.
(a)	Non-income producing security.

(b)	As of December 31, 2014, cost was $535,770,507 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$33,179,097
Gross unrealized depreciation	(102,225,972)

Net unrealized depreciation	$(69,046,875)

The	following abbreviation is used in the above portfolio:

ADR	—American Depositary Receipt

M-470	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Switzerland	$—	$25,173,481	$—	$25,173,481
United Kingdom	8,082,459	7,077,787	—	15,160,246
All Other Countries	390,312,106	—	—	390,312,106

Total Common Stocks	398,394,565	32,251,268	—	430,645,833

Short-Term Investment
Repurchase Agreement	—	36,077,799	—	36,077,799

Total Investments in Securities	$398,394,565	$68,329,067	$—	$466,723,632

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2014, certain foreign equity securities with a market value of $51,592,184 held by the Portfolio at December 31, 2013, transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The table below sets forth the diversification of MainStay VP Van Eck Global Hard Assets Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Building Products	$2,525,502	0.5%
Capital Markets	36,077,799	7.7
Chemicals	13,942,888	3.0
Energy Equipment & Services	68,597,637	14.7
Machinery	9,212,463	2.0
Metals & Mining	110,587,868	23.7
Oil, Gas & Consumable Fuels	207,444,246	44.5
Paper & Forest Products	8,637,696	1.9
Road & Rail	4,890,269	1.0
Semiconductors & Semiconductor Equipment	4,807,264	1.0

	466,723,632	100.0
Other Assets, Less Liabilities	(208,824)	(0.0)‡

Net Assets	$466,514,808	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-471

Statement of Assets and Liabilities as of December 31, 2014

Assets
Investment in securities, at value (identified cost $535,145,900)	$466,723,632
Cash denominated in foreign currencies (identified cost $13)	13
Receivables:
Dividends	208,163
Fund shares sold	162,054
Other assets	8,207

Total assets	467,102,069

Liabilities
Payables:
Manager (See Note 3)	348,482
Fund shares redeemed	187,527
Shareholder communication	31,269
Professional fees	17,423
Custodian	2,089
Trustees	471

Total liabilities	587,261

Net assets	$466,514,808

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$57,885
Additional paid-in capital	586,005,963

586,063,848
Undistributed net investment income	1,582,474
Accumulated net realized gain (loss) on investments and foreign currency transactions	(52,709,246)
Net unrealized appreciation (depreciation) on investments	(68,422,268)

Net assets applicable to outstanding shares	$466,514,808

Shares of beneficial interest outstanding	57,885,327

Net asset value per share outstanding	$8.06

M-472	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$7,592,652

Expenses
Manager (See Note 3)	5,174,637
Shareholder communication	90,333
Professional fees	63,235
Custodian	21,168
Trustees	10,208
Miscellaneous	22,809

Total expenses	5,382,390

Net investment income (loss)	2,210,262

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(20,562,485)
Foreign currency transactions	(34,406)

Net realized gain (loss) on investments and foreign currency transactions	(20,596,891)

Net change in unrealized appreciation (depreciation) on:
Investments	(86,819,630)
Translation of other assets and liabilities in foreign currencies	(3)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(86,819,633)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(107,416,524)

Net increase (decrease) in net assets resulting from operations	$(105,206,262)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $126,838.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-473

Statements of Changes in Net Assets

for the years ended December 31, 2014 and December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,210,262	$2,736,075
Net realized gain (loss) on investments and foreign currency transactions	(20,596,891)	(18,907,268)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(86,819,633)	77,204,685

Net increase (decrease) in net assets resulting from operations	(105,206,262)	61,033,492

Dividends to shareholders:
From net investment income:
Initial Class	(2,294,311)	(6,427,982)

Capital share transactions:
Net proceeds from sale of shares	63,247,391	44,462,988
Net asset value of shares issued to shareholders in reinvestment of dividends	2,294,311	6,427,982
Cost of shares redeemed	(83,415,909)	(122,585,197)

Increase (decrease) in net assets derived from capital share transactions	(17,874,207)	(71,694,227)

Net increase (decrease) in net assets	(125,374,780)	(17,088,717)

Net Assets
Beginning of year	591,889,588	608,978,305

End of year	$466,514,808	$591,889,588

Undistributed net investment income at end of year	$1,582,474	$2,148,794

M-474	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,		February 17, 2012** through December 31,
	2014	2013	2012
Net asset value at beginning of period	$9.97	$9.08	$10.00

Net investment income (loss)	0.04	0.05	0.08
Net realized and unrealized gain (loss) on investments	(1.91)	0.95	(1.00)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	(1.87)	1.00	(0.92)

Less dividends:
From net investment income	(0.04)	(0.11)	—

Net asset value at end of period	$8.06	$9.97	$9.08

Total investment return	(18.81%)	10.96%	(9.20%)	(a)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38%	0.46%	0.98% ††
Net expenses	0.93%	0.93%	0.94% ††
Portfolio turnover rate	33%	31%	24%
Net assets at end of period (in 000’s)	$466,515	$591,890	$608,978

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-475

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is comprised of twenty-nine separate series (each a “Portfolio” and collectively, the “Portfolios”). Effective April 29, 2011, each Portfolio that was a series of MainStay VP Series Fund, Inc., a Maryland corporation, merged into a corresponding “shell” series of the Fund. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor portfolio. Therefore, for periods prior to April 29, 2011, any historical information provided for each such Portfolio is that of the corresponding predecessor portfolio. On April 29, 2011, the Fund assumed MainStay VP Series Fund, Inc.’s registration statement pursuant to Rule 414 under the Securities Act of 1933, as amended.

The Portfolios commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
January 23, 1984	Bond and Common Stock
January 29, 1993	Cash Management, Cornerstone Growth, Government, Income Builder and S&P 500 Index
May 1, 1995	High Yield Corporate Bond and International Equity
October 1, 1996	Convertible
May 1, 1998	ICAP Select Equity, Large Cap Growth and U.S. Small Cap
July 2, 2001	Mid Cap Core
May 2, 2005	Balanced and Floating Rate
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation
April 29, 2011	Unconstrained Bond
February 17, 2012	Emerging Markets Equity(a), Eagle Small Cap Growth, Janus Balanced, MFS® Utilities, PIMCO Real Return, T. Rowe Price Equity Income and Van Eck Global Hard Assets
May 1, 2013	Marketfield

(a)	Effective November 14, 2014, the name of MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio changed to MainStay VP Emerging Markets Equity Portfolio.

Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IX, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively, the “Asset Allocation Portfolios”) which operate as “funds-of-funds.” The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as funds of The MainStay Funds, a Massachusetts business trust, and MainStay Funds Trust, a Delaware statutory trust, for which New York Life Investment Management LLC (“New York Life Investments” or the “Manager”) also serves as manager (the “Underlying Portfolios/Funds”).

On May 13, 2003, the Board of Directors of MainStay VP Series Fund, Inc. adopted a Multiple Class Plan under which the existing shares of each of the predecessor portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. On April 5, 2011, the Board of Trustees (the “Board”) of the Fund adopted a Multiple Class Plan that is the same in all material respects as the May 13, 2003, Multiple Class Plan. Under the terms of the Multiple Class Plan, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares. Van Eck Global Hard Assets Portfolio does not offer Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
June 4, 2003	Bond, Government, High Yield Corporate Bond and Income Builder
June 5, 2003	Common Stock, Convertible, Cornerstone Growth, ICAP Select Equity, International Equity, Mid Cap Core, S&P 500 Index and U.S. Small Cap
June 6, 2003	Large Cap Growth
May 2, 2005	Balanced and Floating Rate
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation
April 29, 2011	Unconstrained Bond
February 17, 2012	Emerging Markets Equity, Eagle Small Cap Growth, Janus Balanced, MFS® Utilities, PIMCO Real Return and T. Rowe Price Equity Income
May 1, 2013	Marketfield

The investment objective for each Portfolio is as follows:

Balanced:  seeks total return.

Bond:  seeks total return.

Cash Management:  seeks a high level of current income while preserving capital and maintaining liquidity.

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Common Stock:  seeks long-term growth of capital.

Conservative Allocation:  seeks current income and, secondarily, long-term growth of capital.

Convertible:  seeks capital appreciation together with current income.

Cornerstone Growth:  seeks long-term growth of capital.

Eagle Small Cap Growth:  seeks long-term capital appreciation.

Emerging Markets Equity:  seeks long-term capital appreciation.

Floating Rate:  seeks high current income.

Government:  seeks current income.

Growth Allocation:  seeks long-term growth of capital.

High Yield Corporate Bond:  seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

ICAP Select Equity:  seeks total return.

Income Builder:  seeks current income consistent with reasonable opportunity for future growth of capital and income.

International Equity:  seeks long-term growth of capital.

Janus Balanced:  seeks long-term capital growth, consistent with preservation of capital and balanced current income.

Large Cap Growth:  seeks long-term growth of capital.

Marketfield:  seeks capital appreciation.

MFS® Utilities:  seeks total return.

Mid Cap Core:  seeks long-term growth of capital.

Moderate Allocation:  seeks long-term growth of capital and, secondarily, current income.

Moderate Growth Allocation:  seeks long-term growth of capital and, secondarily, current income.

PIMCO Real Return:  seeks maximum real return, consistent with preservation of real capital and prudent investment management.

S&P 500 Index:  seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

T. Rowe Price Equity Income:  seeks substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

U.S. Small Cap:  seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

Unconstrained Bond:  seeks total return by investing primarily in domestic and foreign debt securities.

Van Eck Global Hard Assets:  seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a consideration.

Note 2–Significant Accounting Policies

Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Cash Management Portfolio seeks to maintain a net asset value (“NAV”) of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. The Portfolio has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so as such. An investment in the Cash Management Portfolio, and the other Portfolios, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of each Portfolio’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Portfolios (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investments, aided to whatever extent necessary by the Subadvisor(s) (as defined in Note 3(A)) to each Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor(s) or the Portfolios’ third party service provider, who is subject to oversight by the Manager,

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Notes to Financial Statements (continued)

regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price a Portfolio would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Portfolio. Unobservable inputs reflect each Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of December 31, 2014, for the Portfolios’ assets or liabilities is included at the end of the Portfolios’ respective Portfolio of Investments.

The Portfolios may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolios generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolios may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended December 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor(s) reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2014, the Balanced, Bond, Emerging Markets Equity, Government, High Yield Corporate Bond and Income Builder Portfolios held securities with values of $448,200, $5,179,200, $50,822, $873,910, $17,197,816 and $332,964, respectively, that were valued in such a manner.

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Certain securities held by certain Portfolios may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolios’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor(s) conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2014, certain foreign equity securities were fair valued in such a manner.

Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day. Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds, as described in the paragraphs below. These securities are generally categorized as Level 1 in the hierarchy.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor(s). Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor(s) to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Securities held by the Cash Management Portfolio are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act, as amended. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked-to-market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2014, the Floating Rate, High Yield Corporate Bond and Unconstrained Bond Portfolios held Level 3 securities with a value of $82,025,041, $34,944,506 and $18,206,205, respectively, that were valued by utilizing significant unobservable inputs.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time

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Notes to Financial Statements (continued)

when the Manager or Subadvisor(s) might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisor(s) measure the liquidity of a Portfolio’s investments; in doing so, the Manager or Subadvisor(s) may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(C)  Income Taxes.  Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolios’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolios’ financial statements. The Portfolios’ federal, state or local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Foreign Taxes.  The Portfolios may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

The Portfolios may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The Portfolios will accrue such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invest. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended December 31, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(E)  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. The Convertible, Income Builder and Unconstrained Bond Portfolios intend to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Each of the other Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares, of the applicable Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(F)  Security Transactions and Investment Income. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and include gains and losses from repayments of principal on mortgage-backed securities. Dividends and distributions received by the Asset Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased, other than Short-Term Investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

M-480	MainStay VP Funds Trust

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

A Portfolio may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(G)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B)), which are charged directly to the Service Class shares, are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Portfolio, including those incurred with related parties of each Portfolio, are shown on each Portfolio’s Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio may vary. These indirect expenses of the Underlying Portfolios/Funds are not included in the amounts shown as expenses on each Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(H)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I)  Repurchase Agreements.  Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor(s), if any, to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor(s), if any, will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, a custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolios.

(J)  Reverse Repurchase Agreements.  A Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

(K)  Loan Assignments, Participations and Commitments.  The Floating Rate Portfolio principally invests in loan assignments and participations (“loans”). The High Yield Corporate Bond, Income Builder, Janus Balanced and Unconstrained Bond Portfolios may invest in loans. Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Portfolios record an investment when the borrower withdraws money and record interest as earned. These loans pay interest at rates

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Notes to Financial Statements (continued)

that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolios may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If a Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lenders. If a Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, a Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of a Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. The unfunded amounts, if any, are mark-to-market and any unrealized gains or losses are recorded in the Portfolio’s Statement of Asset and Liabilities. (See Note 6)

(L)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g. foreign currency, interest rate, security, or securities index). The Portfolios are subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. A Portfolio, with the exception of the Marketfield Portfolio, agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Portfolio’s involvement in open futures positions.

There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when a Portfolio seeks to close out a futures contract. If no liquid market exists, a Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument, causing a given hedge not to achieve its objectives. However, each Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolios, the Portfolios may not be entitled to the return of all of the margin owed to the Portfolios, potentially resulting in a loss.

The Balanced, Bond, Government, Income Builder, Marketfield, PIMCO Real Return, and Unconstrained Bond Portfolios may invest in futures contracts to try to enhance returns or reduce the risk of loss by hedging certain of their holdings. The Income Builder and Unconstrained Bond Portfolios may also invest in futures contracts in order to manage duration and yield curve exposures. The Income Builder Portfolio may also use equity index futures contracts to add exposure to the equity markets. The S&P 500 Index Portfolio may invest in futures contracts to maintain cash reserves, while being fully invested, to facilitate trading or to reduce transaction costs. A Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio.

(M)  Securities Sold Short.  Certain Portfolios may engage in sales of securities they do not own (“short sales”) as part of their investment strategies. When a Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(B)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which a Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded

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on the ex-dividend date as a dividend expense in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(N)  Delayed Delivery Transactions.  Certain Portfolios may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(O)  Foreign Currency Forward Contracts.  Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. These Portfolios are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, a Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Income Builder, International Equity, Marketfield, MFS® Utilities, PIMCO Real Return, and Unconstrained Bond Portfolios may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio’s assets. Moreover, there may be an imperfect correlation between a Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects a Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(P)  Foreign Currency Transactions.  The books and records of the Portfolios are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on a Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(Q)  Swap Contracts.  Certain Portfolios may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Portfolio, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or

M-483

Notes to Financial Statements (continued)

instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is expected to be generally lower than uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction.

Swaps are marked-to-market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

A Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. A Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions. As of December 31, 2014, Marketfield, PIMCO Real Return and Unconstrained Bond Portfolios held swap contracts as presented in the respective Portfolio’s Portfolio of Investments.

(R)  Options Contracts.  A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. A Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

A Portfolio may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

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A Portfolio may purchase or write foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation, to buy or sell the currency and will specify the amount of the currency and a rate of exchange that may be exercised by a specific date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

During the year ended December 31, 2014, Marketfield Portfolio had the following transactions in written options:

	Number of Contracts	Premium
Options outstanding at December 31, 2013	—	$—
Options written	47,614	4,110,022
Options exercised	(1,706)	(214,956)
Options canceled in closing transactions	(34,571)	(3,033,286)
Options expired	(11,337)	(861,780)
Options outstanding at December 31, 2014	—	$—

A Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written.

During the year ended December 31, 2014, PIMCO Real Return Portfolio had the following transactions in written Foreign Currency Options, Inflation-Capped Options and Options on Futures Contracts:

	Notional Amount	Premium
Options outstanding at December 31, 2013	$24,000	$8,360
Options written	22,802,000	274,982
Options exercised	(7,898,000)	(135,847)
Options expired	(8,324,000)	(10,997)
Options outstanding at December 31, 2014	$6,604,000	$136,498

(S)  Interest Rate Swaptions.  A Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer.

During the year ended December 31, 2014, PIMCO Real Return Portfolio had the following transactions in Interest Rate Swaptions:

	Notional Amount	Premium
Options outstanding at December 31, 2013	$—	$—
Options written	7,400,000	92,500
Options outstanding at December 31, 2014	$7,400,000	$92,500

(T)  Dollar Rolls.  Certain Portfolios may enter into dollar roll transactions in which they sell mortgage-backed securities (“MBS”) from their portfolios to a counterparty from whom a Portfolio simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolios generally transfer MBS where the MBS are “to be announced,” therefore, the Portfolios account for these transactions as purchases and sales other than in the PIMCO Real Return Portfolio. If certain criteria are met, the entity entering into these transactions may be considered to be maintaining effective control over the assets transferred, and therefore these transactions may be considered financing transactions. The PIMCO Real Return Portfolio generally enters into dollar roll transactions that are considered financing transactions. In these cases the Portfolio will reverse the realized gains and losses on sale and reclassify the difference between sales price and the future purchase price as an adjustment to interest income. During the year ended December 31, 2014, PIMCO Real Return Portfolio’s average amount of borrowings was $185,027,123 at a weighted average interest rate of 0.14%.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

A Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

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Notes to Financial Statements (continued)

(U)  Treasury Inflation-Protected Securities.  The PIMCO Real Return Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

(V)  Securities Lending.  In order to realize additional income, each Portfolio, other than the Asset Allocation and Cash Management Portfolios, may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolios’ cash collateral in accordance with a lending agreement between the Portfolios and State Street, and indemnify the Portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower’s inability to return securities on loan. The Portfolios bear the risk of any loss on investment of the collateral. The Portfolios will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The Portfolios will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

Although the Portfolios and New York Life Investments have temporarily suspended securities lending, the Portfolios and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. For the year ended December 31, 2014, the Portfolios did not have any portfolio securities on loan.

(W)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. A Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolios are exposed to risk until the sale or exercise of each right or warrant is completed.

(X)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(Y)  Concentration of Risk.  The High Yield Corporate Bond and Unconstrained Bond Portfolios’ principal investments may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Floating Rate, High Yield Corporate Bond, Income Builder, Janus Balanced and Unconstrained Bond Portfolios’ principal investments may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these securities could decline significantly.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Portfolios may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(Z)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help a Portfolio mitigate its counterparty risk, certain Portfolios

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may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels or if the Portfolios fail to meet the terms of its ISDA Master Agreements. The result would cause the Portfolios to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

(AA)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

(AB)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Balanced, Bond, Government, Income Builder, Marketfield, MFS® Utilities, PIMCO Real Return, S&P 500 Index and Unconstrained Bond Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Balanced

The Portfolio invested in futures contracts to help manage the duration and yield curve of the Portfolio.

Fair value of derivative instruments as of December 31, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$2,502	$2,502

Total Fair Value		$2,502	$2,502

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(31,309)	$(31,309)

Total Fair Value		$(31,309)	$(31,309)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

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Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(156,245)	$(156,245)

Total Realized Gain (Loss)		$(156,245)	$(156,245)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(48,886)	$(48,886)

Total Change in Unrealized Appreciation (Depreciation)		$(48,886)	$(48,886)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(8,619,871)	$(8,619,871)

Bond

The Portfolio invested in futures contracts to help manage the duration and yield curve of the Portfolio.

Fair value of derivative instruments as of December 31, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$237,865	$237,865

Total Fair Value		$237,865	$237,865

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(110,418)	$(110,418)

Total Fair Value		$(110,418)	$(110,418)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

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The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(595,973)	$(595,973)

Total Realized Gain (Loss)		$(595,973)	$(595,973)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(56,136)	$(56,136)

Total Change in Unrealized Appreciation (Depreciation)		$(56,136)	$(56,136)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$11,759,372	$11,759,372
Futures Contracts Short	$(44,382,537)	$(44,382,537)

Government

The Portfolio invested in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portolio’s securities.

Fair value of derivative instruments as of December 31, 2014:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(190,879)	$(190,879)

Total Fair Value		$(190,879)	$(190,879)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(911,813)	$(911,813)

Total Realized Gain (Loss)		$(911,813)	$(911,813)

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Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(954,026)	$(954,026)

Total Change in Unrealized Appreciation (Depreciation)		$(954,026)	$(954,026)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(51,590,578)	$(51,590,578)

Income Builder

The Portfolio invested in Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio also invested in equity index futures contracts to increase the equity sensitivity to the Portfolio. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

Fair value of derivative instruments as of December 31, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$275,839	$263,645	$539,484
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	997,239	—	—	997,239

Total Fair Value		$997,239	$275,839	$263,645	$1,536,723

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(1,740)	$—	$—	$(1,740)

Total Fair Value		$(1,740)	$—	$—	$(1,740)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$12,939,385	$(1,275,032)	$11,664,353
Forward Contracts	Net realized gain (loss) on foreign currency transactions	4,413,633	—	—	4,413,633

Total Realized Gain (Loss)		$4,413,633	$12,939,385	$(1,275,032)	$16,077,986

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Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(1,718,087)	$(400,871)	$(2,118,958)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,387,043	—	—	1,387,043

Total Change in Unrealized Appreciation (Depreciation)		$1,387,043	$(1,718,087)	$(400,871)	$(731,915)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$87,087,388	$—	$87,087,388
Futures Contracts Short	$—	$—	$(180,487,299)	$(180,487,299)
Forward Contracts Long	$28,246,248	$—	$—	$28,246,248
Forward Contracts Short	$(64,952,637)	$—	$—	$(64,952,637)

Marketfield

The Portfolio invested in options and futures contracts in order to gain exposure to that portion of the market and to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio invested in credit default swap contracts in order to provide a measure of protection against defaults of sovereign or corporate issuers.

Fair value of derivative instruments as of December 31, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	Investments in securities, at value	$—	$3,034,459	$—	$—	$3,034,459
Purchased Options	Investments in securities, at value	—	—	1,969,456	—	1,969,456
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts	—	—	322,117	—	322,117
Swap Contracts	Premiums paid for swap contracts	216,588	—	—	—	216,588

Total Fair Value		$216,588	$3,034,459	$2,291,573	$—	$5,542,620

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts	$—	$—	$(2,747,743)	$—	$(2,747,743)
Swap Contracts	Unrealized depreciation on swap contracts	(88,909)	—	—	—	(88,909)

Total Fair Value		$(88,909)	$—	$(2,747,743)	$—	$(2,836,652)

M-491

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	Net realized gain (loss) on investment transactions	$—	$665,589	$—	$—	$665,589
Purchased Options	Net realized gain (loss) on investment transactions	—	—	(8,700,772)	(1,022,233)	(9,723,005)
Written Options	Net realized gain (loss) on written option transactions	—	—	1,790,245	—	1,790,245
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(493,931)	(7,431,613)	(7,925,544)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	(35,445)	—	—	(35,445)
Swap Contracts	Net realized gain (loss) on swap transactions	(554,656)	—	—	—	(554,656)

Total Realized Gain (Loss)		$(554,656)	$630,144	$(7,404,458)	$(8,453,846)	$(15,782,816)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	Net change in unrealized appreciation (depreciation) on investments	$—	$988,556	$—	$—	$988,556
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	—	—	(36,208)	(22,483)	(58,691)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	(2,774,954)	(93,635)	(2,868,589)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(78,399)	—	—	—	(78,399)

Total Change in Unrealized Appreciation (Depreciation)		$(78,399)	$988,556	$(2,811,162)	$(116,118)	$(2,017,123)

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	$—	$72,345,920	$—	$—	$72,345,920
Purchased Options	$—	$—	$1,199,482	$544,000	$1,743,482
Swap Contracts	$9,369,507	$—	$—	$—	$9,369,507
Written Options	$—	$—	$(359,543)	$—	$(359,543)
Futures Contracts Long	$—	$—	$8,048,161	$—	$8,048,161
Futures Contracts Short	$—	$—	$(30,172,682)	$(53,403,397)	$(83,576,079)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Bank of America Merrill Lynch	$1,909,956	$—	$—	$1,909,956
Citibank N.A.	3,162,138	—	—	3,162,138

	$5,072,094	$—	$—	$5,072,094

*	Represents the net amount receivable from the counterparty in the event of default.

M-492	MainStay VP Funds Trust

MFS® Utilities

The Portfolio invested in foreign currency forward contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

Fair value of derivative instruments as of December 31, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$6,094,640	$6,094,640

Total Fair Value		$6,094,640	$6,094,640

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(249,191)	$(249,191)

Total Fair Value		$(249,191)	$(249,191)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency transactions	$(10,813)	$(10,813)

Total Realized Gain (Loss)		$(10,813)	$(10,813)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$8,207,460	$8,207,460

Total Change in Unrealized Appreciation (Depreciation)		$8,207,460	$8,207,460

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long	$10,322,511	$10,322,511
Forward Contracts Short	$(142,132,130)	$(142,132,130)

M-493

Notes to Financial Statements (continued)

PIMCO Real Return

The Portfolio invested in inflation rate swaps to defend against potential rising interest rates. The Portfolio also invested in foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. The Portfolio wrote call options to decrease the Portfolio’s exposure to underlying instruments.

Fair value of derivative instruments as of December 31, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Investments in securities, at value	$—	$—	$41,610	$41,610
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options (a)	—	—	285,727	285,727
Swap Contracts	Open swap agreements, at value (b)	2,218	—	250,738	252,956
Swap Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options (c)	482	—	—	482
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	3,632,190	—	3,632,190

Total Fair Value		$2,700	$3,632,190	$578,075	$4,212,965

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Investments in written options, at value	$—	$(48,627)	$(156,017)	$(204,644)
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	—	—	(235,832)	(235,832)
Swap Contracts	Open swap agreements, at value (b)	—	—	(446,037)	(446,037)
Swap Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options (c)	(6,782)	—	(3,296,476)	(3,303,258)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(722,118)	—	(722,118)

Total Fair Value		$(6,782)	$(770,745)	$(4,134,362)	$(4,911,889)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes open OTC swap agreements at value as reported in the Portfolio of Investments.

(c)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net realized gain (loss) on investments/security transactions	$—	$—	$(445)	$(445)
Written Options	Net realized gain (loss) on written option transactions	—	—	10,997	10,997
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(708,057)	(708,057)
Swap Contracts	Net realized gain (loss) on swap transactions	198,276	—	(819,116)	(620,840)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	(61,486)	—	(61,486)

Total Realized Gain (Loss)		$198,276	$(61,486)	$(1,516,621)	$(1,379,831)

M-494	MainStay VP Funds Trust

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$(34,240)	$(34,240)
Written Options	Net change in unrealized appreciation (depreciation) on written options	—	—	27,994	27,994
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	107,386	107,386
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(5,815)	—	(5,394,040)	(5,399,855)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	2,365,407	—	2,365,407

Total Change in Unrealized Appreciation (Depreciation)		$(5,815)	$2,365,407	$(5,292,900)	$(2,933,308)

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	$—	$(10,271,429)	$(243,250)	$(10,514,679)
Written Inflation-Capped Options	$—	$—	$(300,000)	$(300,000)
Purchased Options	$—	$—	$7,400,000	$7,400,000
Interest Rate Swaption Contracts	$—	$—	$(5,233,333)	$(5,233,333)
Futures Contracts Long	$—	$—	$15,570,088	$15,570,088
Futures Contracts Short	$—	$—	$(26,201,126)	$(26,201,126)
Swap Contracts	$10,526,500	$—	$611,300,000	$621,826,500
Forward Contracts Long	$—	$37,830,479	$—	$37,830,479
Forward Contracts Short	$—	$(106,461,936)	$—	$(106,461,936)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Credit Suisse International	$1,594,094	$(1,046,362)	$—	$547,732
JPMorgan Chase Bank	2,332,662	(264,687)	—	2,067,975

	$3,926,756	$(1,311,049)	$—	$2,615,707

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Credit Suisse International	$(1,046,362)	$1,046,362	$—	$—
JPMorgan Chase Bank	(264,687)	264,687	—	—

	$(1,311,049)	$1,311,049	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.
†	Represents the net amount payable to the counterparty in the event of default.

S&P 500 Index

The Portfolio invests in futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

M-495

Notes to Financial Statements (continued)

Fair value of derivative instruments as of December 31, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$336,428	$336,428

Total Fair Value		$336,428	$336,428

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$21,054,618	$21,054,618

Total Realized Gain (Loss)		$21,054,618	$21,054,618

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$70,152	$70,152

Total Change in Unrealized Appreciation (Depreciation)		$70,152	$70,152

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$69,713,783	$69,713,783

Unconstrained Bond

The Portfolio invested in Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. The Portfolio invested in interest rate swaps to defend against potential rising interest rates.

Fair value of derivative instruments as of December 31, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$481,324	$481,324
Swap Contracts	Unrealized appreciation on swap contracts (b)	—	—	211,060	211,060
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	372,939	—	372,939

Total Fair Value		$—	$372,939	$692,384	$1,065,323

M-496	MainStay VP Funds Trust

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(167,901)	$(167,901)
Swap Contracts	Unrealized depreciation on swap contracts (b)	(65,509)	—	(312,283)	(377,792)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(442)	—	(442)

Total Fair Value		$(65,509)	$(442)	$(480,184)	$(546,135)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes open swap agreements at value as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(2,371,420)	$(2,371,420)
Swap Contracts	Net realized gain (loss) on swap transactions	(10,010)	—	(1,049,347)	(1,059,357)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	1,588,399	—	1,588,399

Total Realized Gain (Loss)		$(10,010)	$1,588,399	$(3,420,767)	$(1,842,378)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$(1,466,548)	$(1,466,548)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(65,509)	—	(101,223)	(166,732)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	530,195	—	530,195

Total Change in Unrealized Appreciation (Depreciation)		$(65,509)	$530,195	$(1,567,771)	$(1,103,085)

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short	$—	$—	$(352,762,610)	$(352,762,610)
Swap Contracts	$5,000,000	$—	$318,111,111	$323,111,111
Forward Contracts Long	$—	$10,838,798	$—	$10,838,798
Forward Contracts Short	$—	$(24,121,330)	$—	$(24,121,330)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolios’ investment manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). New York Life Investments manages the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios directly without the use of a subadvisor.

M-497

Notes to Financial Statements (continued)

Cornerstone Capital Management LLC (“Cornerstone Capital”), a registered investment adviser, serves as the Subadvisor to the Cornerstone Growth Portfolio (formerly known as Growth Equity Portfolio) pursuant to the terms of a Subadvisory Agreement with New York Life Investments. Cornerstone Capital is an affiliate of New York Life Investments.

Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) (formerly Madison Square Investors LLC), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Common Stock, International Equity, Mid Cap Core, S&P 500 Index, and the equity portion of Balanced Portfolio, pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont Capital”), each a registered investment adviser, serve as Subadvisors to the Emerging Markets Equity Portfolio and manage a portion of the Portfolio’s assets, as designated by New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Portfolio with respect to its allocated portion of the Portfolio’s assets.

Eagle Asset Management, Inc. (“Eagle”), a registered investment adviser, serves as Subadvisor to the Eagle Small Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Epoch Investment Partners, Inc. (“Epoch”), a registered investment adviser, serves as Subadvisor to the U.S. Small Cap Portfolio and the equity portion of the Income Builder Portfolio pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments.

Institutional Capital LLC (“ICAP”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Select Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Janus Capital Management LLC (“Janus”), a registered investment adviser and wholly owned subsidiary of Janus Capital Group, Inc. (“JCGI”), serves as Subadvisor to the Janus Balanced Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Convertible, Government, High Yield Corporate Bond, Unconstrained Bond (formerly known as Flexible Bond Opportunities) and the overall asset allocation and fixed-income portion of Income Builder Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Marketfield Asset Management LLC (“Marketfield”), a registered investment adviser, serves as Subadvisor to the

Marketfield Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Massachusetts Financial Services Company (“MFS®”), a registered investment adviser and an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company), serves as Subadvisor to the MFS® Utilities Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

On May 1, 2014, the portfolio managers from New York Life Investments, who managed the day-to-day fixed-income investment operations of the Balanced, Bond, Cash Management and Floating Rate Portfolios, transitioned from an unincorporated division within New York Life Investments to a newly-organized direct, wholly-owned subsidiary of New York Life Insurance Company named NYL Investors LLC (“NYL Investors”). NYL Investors serves as subadvisor to the Balanced, Bond, Cash Management and Floating Rate Portfolios, pursuant to the terms of a subadvisory agreement with New York Life Investments.

Pacific Investment Management Company LLC (“PIMCO”), a registered investment adviser, serves as Subadvisor to the PIMCO Real Return Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), a registered investment adviser, serves as Subadvisor to the T. Rowe Price Equity Income Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Van Eck Associates Corporation (“Van Eck”), a registered investment adviser, serves as Subadvisor to the Van Eck Global Hard Assets Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Winslow Capital Management, Inc. (“Winslow”), a registered investment adviser, serves as Subadvisor to the Large Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Pursuant to the terms of Subadvisory Agreements between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of each Subadvisor.

Pursuant to the Management Agreement referenced above, New York Life Investments also serves as administrator for the Portfolios. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolios and the operational expenses of the Portfolios. The Portfolios reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Portfolios. For more information on the Portfolios’ methodology for allocating expenses, see Note 2(G).

M-498	MainStay VP Funds Trust

State Street provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios’ administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

The Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios’ investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. From time to time, the Manager may voluntarily limit the Cash Management Portfolio’s expenses to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This limitation may be revised or terminated by the Manager at any time without notice.

Portfolio	Annual Rate on Average Daily Net Assets		Effective Management Fee Rate*
Balanced	0.70%	(a)	0.70%
Bond	0.50%	(b)	0.49%
Cash Management	0.45%	(c)	0.44%
Common Stock	0.55%	(d)	0.54%
Conservative Allocation	0.00%		0.00%
Convertible	0.60%	(e)	0.59%
Cornerstone Growth	0.70%	(f)	0.70%
Eagle Small Cap Growth	0.81%	(g)	0.81%
Emerging Markets Equity	1.20%	(h)	1.20%
Floating Rate	0.60%	(i)	0.60%
Government	0.50%	(b)	0.50%
Growth Allocation	0.00%		0.00%
High Yield Corporate Bond	0.57%	(j)	0.56%
ICAP Select Equity	0.80%	(k)	0.76%
Income Builder	0.57%	(l)	0.57%
International Equity	0.89%	(m)	0.89%
Janus Balanced	0.55%	(n)	0.55%
Large Cap Growth	0.75%	(o)	0.74%
Marketfield	1.40%	(p)	1.40%
MFS® Utilities	0.73%	(q)	0.72%
Mid Cap Core	0.85%	(r)	0.85%
Moderate Allocation	0.00%		0.00%

Portfolio	Annual Rate on Average Daily Net Assets		Effective Management Fee Rate*
Moderate Growth Allocation	0.00%		0.00%
PIMCO Real Return	0.50%	(s)	0.50%
S&P 500 Index	0.25%	(t)	0.24%
T. Rowe Price Equity Income	0.75%	(u)	0.76%
Unconstrained Bond	0.60%	(v)	0.59%
U.S. Small Cap	0.80%	(w)	0.78%
Van Eck Global Hard Assets	0.89%	(x)	0.89%

*	The effective management fee rate is exclusive of any applicable waivers/reimbursements.

(a)	Up to $1 billion; 0.65% from $1 billion to $2 billion and 0.60% in excess of $2 billion. Prior to May 1, 2014 the management fee rate was 0.70% up to $1 billion and 0.65% in excess of $1 billion.

(b)	Up to $500 million; 0.475% from $500 million to $1 billion and 0.45% in excess of $1 billion.

(c)	Up to $500 million; 0.40% from $500 million to $1 billion and 0.35% in excess of $1 billion. From time to time, the Manager may limit expenses of the Portfolio to the extent it deems appropriate to enhance the yield of the Portfolio during periods when expenses have a significant impact on the yield of the Portfolio because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time without notice. For the year ended December 31, 2014, the Manager waived its fees in the amount of $2,226,726.

(d)	Up to $500 million; 0.525% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(e)	Up to $500 million; 0.55% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(f)	Up to $500 million; 0.675% from $500 million to $1 billion and 0.65% in excess of $1 billion.

(g)	New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2015 and may only be amended or terminated prior to that date by action of the Board. New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses did not exceed 0.95% for Initial Class and 1.22% for Service Class. This agreement expired on May 1, 2014.

(h)	Up to $1 billion and 1.19% in excess of $1 billion. New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses did not exceed 1.60% for Initial Class and 1.65% for Service Class. This agreement expired on May 1, 2014. Additionally, New York Life Investments had contractually agreed to waive 0.01% of its management fee on assets in excess of $1 billion. This agreement expired on May 1, 2014.

(i)	Up to $1 billion; 0.575% from $1 billion to $3 billion and 0.565% in excess of $3 billion. Prior to May 1, 2014 the management fee rate was 0.60% up to $1 billion and 0.575% in excess of $1 billion.

M-499

Notes to Financial Statements (continued)

(j)	Up to $1 billion; 0.55% from $1 billion to $5 billion and 0.525% in excess of $5 billion.

(k)	Up to $250 million; 0.75% from $250 million to $1 billion and 0.74% in excess of $1 billion.

(l)	Up to $1 billion and 0.55% in excess of $1 billion.

(m)	Up to $500 million and 0.85% in excess of $500 million.

(n)	New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2015. New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses did not exceed 0.58% for Initial Class and 0.83% for Service Class. This agreement expired on May 1, 2014. For the year ended December 31, 2014, the Manager waived its fees in the amount of $15,352.

(o)	Up to $500 million; 0.725% from $500 million to $750 million, 0.71% from $750 million to $1 billion, 0.70% from $1 billion to $2 billion, 0.66% from $2 billion to $3 billion, 0.61% from $3 billion to $7 billion, 0.585% from $7 billion to $9 billion and 0.575% in excess of $9 billion. New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the MainStay VP Large Cap Growth Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time. For the year ended December 31, 2014, the Manager waived its fees in the amount of $12,650.

(p)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 1.60% for Initial Class shares. New York Life Investments has agreed to apply an equivalent waiver or reimbursement in an equal to the number of basis points waived for the Initial Class shares to the Service Class shares. This agreement expires on May 1, 2015 and may not be amended or terminated prior to that date.

(q)	Up to $1 billion and 0.70% in excess of $1 billion. Prior to May 1, 2014, New York Life Investments had contractually agreed to waive 0.03% of its management fee on assets in excess of $1 billion. This agreement expired on May 1, 2014. Additionally, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses did not exceed 0.81% for Initial Class and 1.06% for Service Class. This agreement expired on May 1, 2014. For the year ended December 31, 2014, the Manager waived its fees in the amount of $20,960.

(r)	Up to $1 billion and 0.80% in excess of $1 billion. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.86% for the Initial Class shares and 1.11% for Service Class shares. This agreement expires on May 1, 2015 and may only be amended or terminated prior to that date by action of the Board. Prior to
May 1, 2014 New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) did not exceed 0.84% for the Initial Class and 1.09% for the Service Class. For the year ended December 31, 2014, the Manager waived its fees in the amount of $263,399.

(s)	New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.66% for Initial Class and 0.76% for Service Class. This agreement expired on May 1, 2014. For the year ended December 31, 2014, the Manager waived its fees in the amount of $53,174.

Subsequent to the implementation of this expense limitation agreement, amended accounting guidance required certain dollar roll transactions to be treated as secured borrowings and the components of the net income from such transactions are now presented in the financial statements as interest income and interest expense. These accounting changes did not affect the Portfolio’s overall results of operations, net asset value, total return or the amount of expenses paid directly from investments in the Portfolio. As a result of these new reporting requirements, the Portfolio may present in its financial statements net expenses which are greater than this agreed upon expense limit.

(t)	Up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion and 0.20% in excess of $3 billion.

(u)	Up to $500 million and 0.725% on assets in excess of $500 million. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.85% for Initial Class and 1.10% for Service Class. This agreement expires on May 1, 2015 and may not be amended or terminated prior to that date. Prior to May 1, 2014, the management fee rate was 0.80% up to $500 million and 0.775% on assets in excess of $500 million. New York Life Investments had contractually agreed to waive its management fee to 0.75% on assets up to $500 million and 0.725% on assets in excess of $500 million. This agreement expired on May 1, 2014. For the year ended December 31, 2014, the Manager waived its fees in the amount of $123,463.

(v)	Up to $500 million; 0.55% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(w)	Up to $200 million; 0.75% from $200 million to $500 million; 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion.

(x)	Up to $1 billion and 0.88% in excess of $1 billion. Prior to May 1, 2014, New York Life Investments had contractually agreed to waive 0.01% of its management fees on assets in excess of $1 billion. This agreement expired on May 1, 2014. Additionally, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses did not exceed 0.97% for Initial Class. This agreement expired on May 1, 2014.

(B)  Distribution and Service Fees.  NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life, serves as distributor to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement. With respect to the

M-500	MainStay VP Funds Trust

Service Class shares of all Portfolios offering such shares, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each applicable Portfolio.

(C)  Capital.  As of December 31, 2014, the Asset Allocation Portfolios held the following percentages of outstanding shares of affiliated investment companies:

Conservative Allocation Portfolio
MainStay Cushing Renaissance Advantage Fund Class I	2.92%
MainStay Cushing Royalty Energy Income Fund Class I	5.99
MainStay Emerging Markets Opportunities Fund Class I	5.65
MainStay Epoch Global Choice Fund Class I	11.97
MainStay Epoch U.S. All Cap Fund Class I	3.73
MainStay ICAP Equity Fund Class I	2.48
MainStay ICAP International Fund Class I	1.49
MainStay International Opportunities Fund Class I	6.29
MainStay MAP Fund Class I	2.21
MainStay Short Duration High Yield Fund Class I	11.66
MainStay Total Return Bond Fund Class I	3.47
MainStay U.S. Equity Opportunities Fund Class I	5.75
MainStay VP Bond Portfolio Initial Class	40.97
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	4.57
MainStay VP Emerging Markets Equity Portfolio Initial Class	5.71
MainStay VP Floating Rate Portfolio Initial Class	24.72
MainStay VP High Yield Corporate Bond Portfolio Initial Class	4.80
MainStay VP International Equity Portfolio Initial Class	3.99
MainStay VP Large Cap Growth Portfolio Initial Class	7.67
MainStay VP Marketfield Portfolio Initial Class	17.70
MainStay VP Mid Cap Core Portfolio Initial Class	2.91
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	7.30
MainStay VP U.S. Small Cap Portfolio Initial Class	6.43
MainStay VP Unconstrained Bond Portfolio Initial Class	21.81

Growth Allocation Portfolio
MainStay Cushing Renaissance Advantage Fund Class I	7.27%
MainStay Cushing Royalty Energy Income Fund Class I	3.97
MainStay Emerging Markets Opportunities Fund Class I	9.79
MainStay Epoch Global Choice Fund Class I	8.03
MainStay Epoch U.S. All Cap Fund Class I	6.28
MainStay ICAP Equity Fund Class I	4.35
MainStay ICAP International Fund Class I	2.66

MainStay International Opportunities Fund Class I	11.25%
MainStay MAP Fund Class I	3.70
MainStay U.S. Equity Opportunities Fund Class I	9.99
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	9.03
MainStay VP Emerging Markets Equity Portfolio Initial Class	9.90
MainStay VP International Equity Portfolio Initial Class	7.12
MainStay VP Large Cap Growth Portfolio Initial Class	12.49
MainStay VP Marketfield Portfolio Initial Class	11.86
MainStay VP Mid Cap Core Portfolio Initial Class	5.69
MainStay VP S&P 500 Index Portfolio Initial Class	1.60
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	11.54
MainStay VP U.S. Small Cap Portfolio Initial Class	13.33

Moderate Allocation Portfolio
MainStay Cushing Renaissance Advantage Fund Class I	5.85%
MainStay Cushing Royalty Energy Income Fund Class I	7.56
MainStay Emerging Markets Opportunities Fund Class I	10.95
MainStay Epoch Global Choice Fund Class I	15.71
MainStay Epoch U.S. All Cap Fund Class I	8.56
MainStay ICAP Equity Fund Class I	5.48
MainStay ICAP International Fund Class I	3.18
MainStay International Opportunities Fund Class I	13.46
MainStay MAP Fund Class I	4.92
MainStay Short Duration High Yield Fund Class I	10.89
MainStay Total Return Bond Fund Class I	4.55
MainStay U.S. Equity Opportunities Fund Class I	12.97
MainStay VP Bond Portfolio Initial Class	29.21
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	3.41
MainStay VP Emerging Markets Equity Portfolio Initial Class	11.07
MainStay VP Floating Rate Portfolio Initial Class	17.64
MainStay VP High Yield Corporate Bond Portfolio Initial Class	3.93
MainStay VP International Equity Portfolio Initial Class	8.52
MainStay VP Large Cap Growth Portfolio Initial Class	18.91
MainStay VP Marketfield Portfolio Initial Class	22.97
MainStay VP Mid Cap Core Portfolio Initial Class	6.27
MainStay VP S&P 500 Index Portfolio Initial Class	0.40
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	14.95
MainStay VP Unconstrained Bond Portfolio Initial Class	28.63
MainStay VP U.S. Small Cap Portfolio Initial Class	7.06

Moderate Growth Allocation Portfolio
MainStay Cushing Renaissance Advantage Fund Class I	16.19%
MainStay Cushing Royalty Energy Income Fund Class I	11.25
MainStay Emerging Markets Opportunities Fund Class I	23.65
MainStay Epoch Global Choice Fund Class I	25.26
MainStay Epoch U.S. All Cap Fund Class	17.47
MainStay ICAP Equity Fund Class I	10.03

M-501

Notes to Financial Statements (continued)

MainStay ICAP International Fund Class I	7.11%
MainStay International Opportunities Fund Class I	30.12
MainStay MAP Fund Class I	9.61
MainStay Short Duration High Yield Fund Class I	16.98
MainStay Total Return Bond Fund Class I	4.92
MainStay U.S. Equity Opportunities Fund Class I	25.72
MainStay VP Bond Portfolio Initial Class	0.01
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	19.07
MainStay VP Emerging Markets Equity Portfolio Initial Class	23.91
MainStay VP Floating Rate Portfolio Initial Class	24.73
MainStay VP High Yield Corporate Bond Portfolio Initial Class	5.30
MainStay VP International Equity Portfolio Initial Class	19.08

MainStay VP Large Cap Growth Portfolio Initial Class	35.21%
MainStay VP Marketfield Portfolio Initial Class	36.05
MainStay VP Mid Cap Core Portfolio Initial Class	17.27
MainStay VP S&P 500 Index Portfolio Initial Class	0.96
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	28.82
MainStay VP Unconstrained Bond Portfolio Initial Class	45.90
MainStay VP U.S. Small Cap Portfolio Initial Class	37.37

As of December 31, 2014, the Floating Rate Portfolio held the following percentage of outstanding shares of an affiliated investment company:

MainStay High Yield Corporate Bond Fund Class I	0.05%

Note 4–Federal Income Tax

As of December 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Portfolio	Ordinary Income	Late Year Ordinary and Post October Loss Deferrals	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciated (Depreciation)	Total Accumulated Gain (Loss)
Balanced	$14,361,704	$—	$12,221,424	$12,472	$41,938,574	$68,534,174
Bond	25,563,941	—	(1,282,180)	—	23,046,381	47,328,142
Cash Management	164	—	(302)	—	—	(138)
Common Stock	9,715,592	—	56,132,278	—	123,244,818	189,092,688
Conservative Allocation	29,172,285	—	46,210,580	(24,783,492)	(8,334,673)	42,264,700
Convertible	22,137,091	—	35,864,540	143,730	67,770,204	125,915,565
Cornerstone Growth	22,473,167	—	36,841,790	—	45,199,398	104,514,355
Eagle Small Cap Growth	2,433,855	—	50,150,456	—	56,010,816	108,595,127
Emerging Markets Equity	4,972,055	—	(31,275,938)	(8,330)	(48,679,679)	(74,991,892)
Floating Rate	210,434	—	(7,192,396)	—	(20,300,889)	(27,282,851)
Government	6,880,795	—	(1,897,781)	—	10,078,459	15,061,473
Growth Allocation	13,903,064	—	51,058,237	(38,211,652)	18,779,665	45,529,314
High Yield Corporate Bond	161,198,190	(3,018,940)	(17,538,328)	(466,063)	(67,435,033)	72,739,826
ICAP Select Equity	33,369,894	—	143,963,250	—	195,569,138	372,902,282
Income Builder	10,952,741	—	14,299,234	(34,643)	40,262,181	65,479,513
International Equity	4,388,637	—	(100,432,356)	(1,446)	68,095,870	(27,949,295)
Janus Balanced	25,465,482	—	56,549,967	(5,149)	168,081,133	250,091,433
Large Cap Growth	—	—	105,675,456	—	186,507,865	292,183,321
Marketfield	—	—	(50,467,024)	—	15,889,162	(34,577,862)
MFS® Utilities	68,332,158	—	78,033,936	(42,588)	131,237,461	277,560,967
Mid Cap Core	55,789,145	—	80,206,385	42,650	142,438,436	278,476,616
Moderate Allocation	39,107,025	—	82,457,329	(46,275,754)	25,959,555	101,248,155
Moderate Growth Allocation	57,478,973	—	154,123,261	(60,766,776)	86,775,997	237,611,455
PIMCO Real Return	15,657,792	—	(44,273,267)	—	(28,402,946)	(57,018,421)
T. Rowe Price Equity Income	15,933,902	—	41,996,072	11,731	161,846,090	219,787,795
S&P 500 Index	20,769,753	—	18,277,870	16,071	775,013,183	814,076,877
Unconstrained Bond	2,622,245	—	(1,719,727)	(54,242)	(10,847,997)	(9,999,721)
U.S. Small Cap	12,551,488	—	36,385,137	—	62,333,302	111,269,927
Van Eck Global Hard Assets	1,582,571	—	(52,084,736)	—	(69,046,875)	(119,549,040)

M-502	MainStay VP Funds Trust

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, return of capital distributions received, Passive Foreign Investment Companies (“PFICs”), partnerships, Treasury Inflation Protection securities, short sale adjustments, modified debt instruments, swaps, deemed dividends on convertible investments, marked- to-market adjustments on derivatives, Contingent Payment Debt Instruments (“CPDI”), and Real Estate Investment Trusts (“REITs”).

The other temporary differences are primarily due to loss deferrals from related party transactions, CPDI, foreign taxes payable, trust preferred securities, deferred dividends from REITs, and defaulted bond income accruals.

Certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital and/or ordinary losses that arose after October 31, 2014, as if they arose on January 1, 2015.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2014 were not affected.

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-in Capital
Balanced	$(26,426)	$26,426	$—
Bond	2,123,831	(2,123,831)	—
Cash Management	52	(52)	—
Common Stock	(7,694)	7,694	—
Conservative Allocation	4,365,428	(4,365,428)	—
Convertible	4,139,106	(4,139,106)	—
Cornerstone Growth	70,410	(70,410)	—
Eagle Small Cap Growth	1,660,983	(1,646,770)	(14,213)
Emerging Markets Equity	(361,774)	361,774	—
Floating Rate	167,949	(167,949)	—
Government	(16)	16	—
Growth Allocation	7,112,659	(7,112,659)	—
High Yield Corporate Bond	335,726	(335,726)	—
ICAP Select Equity	—	—	—
Income Builder	4,004,293	(4,004,293)	—
International Equity	(1,735,604)	1,735,604	—
Janus Balanced	(1,628,414)	1,628,414	—
Large Cap Growth	1,096,319	—	(1,096,319)
Marketfield	4,553,195	(670,149)	(3,883,046)
MFS® Utilities	6,410,532	(6,410,532)	—
Mid Cap Core	(186,553)	186,553	—
Moderate Allocation	9,341,829	(9,341,829)	—

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-in Capital
Moderate Growth Allocation	$19,782,006	$(19,782,006)	$—
PIMCO Real Return	4,142,478	(4,142,478)	—
S&P 500 Index	(457,742)	457,742	—
T. Rowe Price Equity Income	(392,847)	392,847	—
Unconstrained Bond	831,614	(796,579)	(35,035)
U.S. Small Cap	(31,021)	31,021	—
Van Eck Global Hard Assets	(482,271)	482,271	—

The reclassifications for the Portfolios are primarily due to return of capital distributions received, dollar rolls, REITs, short term capital gain distributions received from underlying investment companies, defaulted bond income accruals, CPDI, foreign currency gain (loss), foreign capital gains, net operating losses, security litigations, PFICs, partnerships, short sales, consent fees, swap adjustments, trust preferred securities, and deemed dividends on convertible investments.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2014, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

M-503

Notes to Financial Statements (continued)

Portfolio	Capital Loss Available Through	Short-Term Amounts	Long-Term Amounts
Cash Management	Unlimited	$302	$—
Emerging Markets Equity	Unlimited	$1,689,351	$29,586,587
Floating Rate	2016	$3,219,152	$—
	2017	2,462,270	—
	Unlimited	214,066	1,296,908
Total		$5,895,488	$1,296,908
Government	Unlimited	$749,414	$1,148,367
High Yield Corporate Bond	2017	$17,538,328	$—
International Equity	2016	$47,174,274	$—
	2017	39,289,908	—
	Unlimited	13,968,174	—
Total		$100,432,356	$—
Marketfield	Unlimited	$46,919,176	$3,547,848
PIMCO Real Return	Unlimited	$6,215,360	$37,996,096
Unconstrained Bond	Unlimited	$474,585	$1,245,142
Van Eck Global Hard Assets	Unlimited	$11,142,160	$40,942,576

The following Portfolios utilized capital loss carryforwards during the year ended December 31, 2014:

Portfolio	Capital Loss Carryforward Utilized
Bond	$10,592,098
Common Stock	37,467,673
High Yield Corporate Bond	50,249,255
ICAP Select Equity	67,008,839
International Equity	11,551,008
S&P 500 Index	35,607,941

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014		2013
Portfolio	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
Balanced	$14,268,727	$11,464,383	$2,514,733	$—
Bond	20,760,414	—	33,456,861	2,105,788
Cash Management	60,860	—	70,226	—
Common Stock	8,579,597	—	9,226,181	—
Conservative Allocation	30,243,819	49,315,146	22,562,470	17,254,924
Convertible	32,486,629	10,318,920	18,017,161	29,750,231
Cornerstone Growth	12,817,350	82,967,811	4,350,412	—
Eagle Small Cap Growth	—	1,733,134	367,468	30
Emerging Markets Equity	3,979,637	—	2,559,174	—
Floating Rate	30,709,074	—	31,912,772	—
Government	7,797,225	882,083	9,732,170	562,630
Growth Allocation	6,768,516	32,090,257	4,274,982	13,603,547
High Yield Corporate Bond	162,458,070	—	148,003,963	—
ICAP Select Equity	17,227,702	—	18,024,012	—
Income Builder	26,944,763	20,576,745	17,313,007	—
International Equity	3,056,120	—	5,029,983	—
Janus Balanced	16,430,652	15,112,416	14,288,737	95,172
Large Cap Growth	18,679,524	70,839,591	1,643,573	3,840,100
MFS® Utilities	41,309,311	38,789,146	36,785,495	1,220
Mid Cap Core	69,768,020	60,433,098	21,466,459	29,671,787
Moderate Allocation	33,722,319	66,479,576	21,645,121	30,394,407
Moderate Growth Allocation	44,680,457	111,237,999	20,603,546	40,789,586
PIMCO Real Return Portfolio	34,652,063	—	7,021,862	60,777
S&P 500 Index	18,835,570	—	18,066,595	—

M-504	MainStay VP Funds Trust

	2014		2013
Portfolio	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
T. Rowe Price Equity Income	$21,046,018	$29,123,533	$14,460,606	$87,994
Unconstrained Bond	22,226,351	—	14,169,876	—
U.S. Small Cap	779,426	27,566,513	2,223,919	—
Van Eck Global Hard Assets	2,294,311	—	6,427,982	—

Note 5–Restricted Securities

As of December 31, 2014, the following Portfolios held restricted securities:

High Yield Corporate Bond

Security	Date(s) of Acquisition	Principal Amount/ Number of Warrants/ Shares	Cost	12/31/14 Value	Percent of Net Assets
Affinity Gaming LLC
Common Stock	10/24/12	75,000	$843,750	$637,500	0.0	%‡
ASG Corp.
Warrants Expire 5/15/18	4/30/10	3,370	—	6,740	0.0	‡
Chesapeake Energy Corp.
Corporate Bond
6.775%, due 3/15/19	11/26/14	$6,820,000	—	1,261,700	0.0	‡
ION Media Networks, Inc.
Common Stock	3/12/10-12/20/10	725	1,099	274,253	0.0	‡
Neenah Enterprises, Inc.
Common Stock	7/29/10	230,859	1,955,376	2,807,245	0.1
Sterling Entertainment Enterprises LLC
Corporate Bond
9.75%, due 12/31/19	12/21/12	$10,000,000	10,000,000	10,375,000	0.4
Upstate New York Power Producers, Inc
Common Stock	6/29/12	19,474	331,050	876,330	0.0	‡
Upstate New York Power Producers, Inc. (PIK) Convertible Bond 20.00%, due 6/15/17	12/15/13-12/15/14	$1,379,211	1,492,055	1,503,340	0.1
Total			$14,623,330	$17,742,108	0.6%

‡	Less than one-tenth of a percent.

Income Builder

Security	Date of Acquisition	Shares	Cost	12/31/14 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	8	$13	$3,026	0.0%	‡

‡	Less than one-tenth of a percent.

MFS® Utilities

Security	Date(s) of Acquisition	Principal Amount	Cost	12/31/14 Value	Percent of Net Assets
Falcon Franchise Loan LLC Series 2001-1, Class IO 4.312%, due 1/5/23	2/17/12	$15,182	$874	$1,213	0.0	%‡
Viridian Group FundCo II Corporate Bond 11.125%, due 4/1/17	3/1/12	$933,000	917,238	998,310	0.1
Total			$918,112	$999,523	0.1%

‡	Less than one-tenth of a percent.

M-505

Notes to Financial Statements (continued)

Note 6–Unfunded Commitment

As of December 31, 2014, the following Portfolio had an unfunded commitment pursuant to the following loan agreement.

Commitment is available until maturity date.

Unconstrained Bond

Borrower	Unfunded Commitment	Unrealized Depreciation
WR Grace & Co. Delayed Draw Term Loan due 2/3/21	$525,000	$(4,345)

Note 7–Custodian

State Street is the custodian of cash and securities held by the Portfolios. Custodial fees are charged to the Portfolios based on the Portfolios’ net assets and/or the market value of securities held by the Portfolios and the number of certain cash transactions incurred by the Portfolios.

Note 8–Line of Credit

The Portfolios, except for Cash Management Portfolio and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon Corp., who serves as the agent to the syndicate. The commitment fee is allocated among certain Portfolios and affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Portfolios, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Portfolios under the Credit Agreement during the year ended December 31, 2014.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2014, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

	U.S. Government Securities		Other
Portfolio	Purchases	Sales	Purchases	Sales
Balanced	$122,271	$127,161	$452,967	$422,739
Bond	2,316,459	2,378,285	481,314	408,252
Common Stock	—	—	768,307	767,788
Conservative Allocation	—	—	417,090	409,793
Convertible	—	—	318,744	338,192
Cornerstone Growth	—	—	440,095	594,622
Eagle Small Cap Growth	—	—	209,807	300,941
Emerging Markets Equity	—	—	309,593	247,939
Floating Rate	—	—	380,543	387,247
Government	17,988	40,323	—	5,120
Growth Allocation	—	—	350,818	129,781
High Yield Corporate Bond	—	—	1,289,024	1,132,857
ICAP Select Equity	—	—	886,660	952,844
Income Builder	—	1,603	140,376	56,826
International Equity	—	—	223,741	201,485
Janus Balanced	492,655	504,361	376,841	387,384
Large Cap Growth	—	—	607,048	656,645
Marketfield	—	—	500,747	394,489
MFS® Utilities	—	—	734,967	607,979

M-506	MainStay VP Funds Trust

	U.S. Government Securities		Other
Portfolio	Purchases	Sales	Purchases	Sales
Mid Cap Core	$—	$—	$1,503,370	$1,511,207
Moderate Allocation	—	—	553,324	522,781
Moderate Growth Allocation	—	—	950,593	780,082
PIMCO Real Return	358,614	396,507	101,087	44,594
S&P 500 Index	—	—	39,561	76,166
T. Rowe Price Equity Income	—	—	174,170	134,283
U.S. Small Cap	—	—	161,702	207,558
Unconstrained Bond	—	—	374,152	93,442
Van Eck Global Hard Assets	—	—	181,813	205,030

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2014, and December 31, 2013, were as follows:

Balanced

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	89,247	$1,347,931
Shares issued to shareholders in reinvestment of dividends and distributions	74,655	1,072,740
Shares redeemed	(98,698)	(1,503,374)

Net increase (decrease)	65,204	$917,297

Year ended December 31, 2013:
Shares sold	130,341	$1,780,601
Shares issued to shareholders in reinvestment of dividends and distributions	9,844	136,174
Shares redeemed	(80,855)	(1,104,136)

Net increase (decrease)	59,330	$812,639

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	3,731,923	$55,921,752
Shares issued to shareholders in reinvestment of dividends and distributions	1,728,288	24,660,370
Shares redeemed	(1,927,333)	(28,906,536)

Net increase (decrease)	3,532,878	$51,675,586

Year ended December 31, 2013:
Shares sold	4,787,120	$65,131,377
Shares issued to shareholders in reinvestment of dividends and distributions	172,958	2,378,559
Shares redeemed	(1,545,310)	(20,977,401)

Net increase (decrease)	3,414,768	$46,532,535

Bond

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	6,212,588	$89,771,394
Shares issued to shareholders in reinvestment of dividends and distributions	1,011,345	14,496,574
Shares redeemed	(5,043,032)	(72,701,410)

Net increase (decrease)	2,180,901	$31,566,558

Year ended December 31, 2013:
Shares sold	11,418,438	$164,511,738
Shares issued to shareholders in reinvestment of dividends and distributions	1,638,963	22,909,894
Shares redeemed	(5,925,761)	(85,100,301)

Net increase (decrease)	7,131,640	$102,321,331

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	2,450,519	$34,998,750
Shares issued to shareholders in reinvestment of dividends and distributions	440,756	6,263,840
Shares redeemed	(4,252,821)	(60,600,256)

Net increase (decrease)	(1,361,546)	$(19,337,666)

Year ended December 31, 2013:
Shares sold	3,369,384	$48,598,958
Shares issued to shareholders in reinvestment of dividends and distributions	913,143	12,652,755
Shares redeemed	(8,230,908)	(117,419,260)

Net increase (decrease)	(3,948,381)	$(56,167,547)

M-507

Notes to Financial Statements (continued)

Cash Management

Initial Class (at $1 per share)	Shares
Year ended December 31, 2014:
Shares sold	368,587,979
Shares issued to shareholders in reinvestment of dividends and distributions	60,849
Shares redeemed	(574,965,572)

Net increase (decrease)	(206,316,744)

Year ended December 31, 2013:
Shares sold	706,554,558
Shares issued to shareholders in reinvestment of dividends and distributions	70,595
Shares redeemed	(650,499,005)

Net increase (decrease)	56,126,148

Common Stock

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	286,188	$7,471,921
Shares issued to shareholders in reinvestment of dividends and distributions	277,400	7,338,521
Shares redeemed	(2,006,415)	(52,145,502)

Net increase (decrease)	(1,442,827)	$(37,335,060)

Year ended December 31, 2013:
Shares sold	309,153	$6,636,161
Shares issued to shareholders in reinvestment of dividends and distributions	369,846	8,145,224
Shares redeemed	(3,114,915)	(66,807,454)

Net increase (decrease)	(2,435,916)	$(52,026,069)

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	2,036,822	$52,750,885
Shares issued to shareholders in reinvestment of dividends and distributions	47,192	1,241,076
Shares redeemed	(687,758)	(17,714,641)

Net increase (decrease)	1,396,256	$36,277,320

Year ended December 31, 2013:
Shares sold	1,106,700	$23,980,162
Shares issued to shareholders in reinvestment of dividends and distributions	49,328	1,080,957
Shares redeemed	(680,331)	(14,574,465)

Net increase (decrease)	475,697	$10,486,654

Conservative Allocation

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	169,573	$2,102,284
Shares issued to shareholders in reinvestment of dividends and distributions	117,413	1,372,424
Shares redeemed	(164,373)	(2,065,691)

Net increase (decrease)	122,613	$1,409,017

Year ended December 31, 2013:
Shares sold	195,091	$2,385,983
Shares issued to shareholders in reinvestment of dividends and distributions	61,059	730,237
Shares redeemed	(162,946)	(1,989,760)

Net increase (decrease)	93,204	$1,126,460

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	9,286,022	$115,221,072
Shares issued to shareholders in reinvestment of dividends and distributions	6,748,498	78,186,541
Shares redeemed	(7,466,355)	(92,092,507)

Net increase (decrease)	8,568,165	$101,315,106

Year ended December 31, 2013:
Shares sold	12,901,174	$156,239,254
Shares issued to shareholders in reinvestment of dividends and distributions	3,293,641	39,087,157
Shares redeemed	(7,320,007)	(88,928,479)

Net increase (decrease)	8,874,808	$106,397,932

Convertible

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	455,435	$6,167,648
Shares issued to shareholders in reinvestment of dividends and distributions	883,402	11,675,608
Shares redeemed	(1,565,585)	(21,209,531)

Net increase (decrease)	(226,748)	$(3,366,275)

Year ended December 31, 2013:
Shares sold	545,390	$7,113,374
Shares issued to shareholders in reinvestment of dividends and distributions	1,076,806	13,798,939
Shares redeemed	(2,388,186)	(30,354,032)

Net increase (decrease)	(765,990)	$(9,441,719)

M-508	MainStay VP Funds Trust

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	4,469,654	$60,121,259
Shares issued to shareholders in reinvestment of dividends and distributions	2,372,031	31,129,941
Shares redeemed	(3,830,350)	(51,469,206)

Net increase (decrease)	3,011,335	$39,781,994

Year ended December 31, 2013:
Shares sold	4,729,299	$61,103,043
Shares issued to shareholders in reinvestment of dividends and distributions	2,670,701	33,968,453
Shares redeemed	(3,044,501)	(39,046,932)

Net increase (decrease)	4,355,499	$56,024,564

Cornerstone Growth

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	286,043	$9,418,172
Shares issued to shareholders in reinvestment of dividends and distributions	2,961,200	82,837,440
Shares redeemed	(4,756,139)	(159,857,541)

Net increase (decrease)	(1,508,896)	$(67,601,929)

Year ended December 31, 2013:
Shares sold	3,618,597	$108,574,219
Shares issued to shareholders in reinvestment of dividends and distributions	126,608	3,996,351
Shares redeemed	(1,785,579)	(54,872,855)

Net increase (decrease)	1,959,626	$57,697,715

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	228,087	$7,424,140
Shares issued to shareholders in reinvestment of dividends and distributions	465,419	12,947,721
Shares redeemed	(367,307)	(12,040,689)

Net increase (decrease)	326,199	$8,331,172

Year ended December 31, 2013:
Shares sold	357,407	$10,757,970
Shares issued to shareholders in reinvestment of dividends and distributions	11,264	354,061
Shares redeemed	(430,349)	(12,927,148)

Net increase (decrease)	(61,678)	$(1,815,117)

Eagle Small Cap Growth

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	6,105,131	$78,406,939
Shares issued to shareholders in reinvestment of dividends and distributions	116,711	1,454,188
Shares redeemed	(13,334,270)	(169,425,496)

Net increase (decrease)	(7,112,428)	$(89,564,369)

Year ended December 31, 2013:
Shares sold	10,710,387	$126,430,076
Shares issued to shareholders in reinvestment of dividends and distributions	29,592	367,498
Shares redeemed	(5,137,055)	(59,542,870)

Net increase (decrease)	5,602,924	$67,254,704

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	1,195,039	$15,260,095
Shares issued to shareholders in reinvestment of dividends and distributions	22,514	278,946
Shares redeemed	(1,082,871)	(13,851,057)

Net increase (decrease)	134,682	$1,687,984

Year ended December 31, 2013:
Shares sold	1,052,080	$12,302,239
Shares redeemed	(1,087,088)	(12,602,634)

Net increase (decrease)	(35,008)	$(300,395)

Emerging Markets Equity

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	9,157,231	$85,632,796
Shares issued to shareholders in reinvestment of dividends and distributions	220,271	1,986,584
Shares redeemed	(3,375,547)	(31,164,841)

Net increase (decrease)	6,001,955	$56,454,539

Year ended December 31, 2013:
Shares sold	5,972,329	$56,699,958
Shares issued to shareholders in reinvestment of dividends and distributions	142,566	1,360,886
Shares redeemed	(10,994,009)	(103,833,283)

Net increase (decrease)	(4,879,114)	$(45,772,439)

M-509

Notes to Financial Statements (continued)

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	3,339,799	$30,387,383
Shares issued to shareholders in reinvestment of dividends and distributions	221,378	1,993,053
Shares redeemed	(3,035,235)	(28,023,909)

Net increase (decrease)	525,942	$4,356,527

Year ended December 31, 2013:
Shares sold	3,153,022	$29,614,476
Shares issued to shareholders in reinvestment of dividends and distributions	125,764	1,198,288
Shares redeemed	(4,225,517)	(40,256,266)

Net increase (decrease)	(946,731)	$(9,443,502)

Floating Rate

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	6,002,321	$55,268,511
Shares issued to shareholders in reinvestment of dividends and distributions	974,863	9,031,480
Shares redeemed	(14,533,813)	(134,829,888)

Net increase (decrease)	(7,556,629)	$(70,529,897)

Year ended December 31, 2013:
Shares sold	9,143,107	$85,394,380
Shares issued to shareholders in reinvestment of dividends and distributions	1,289,695	12,037,630
Shares redeemed	(10,559,605)	(98,291,961)

Net increase (decrease)	(126,803)	$(859,951)

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	12,415,757	$115,389,405
Shares issued to shareholders in reinvestment of dividends and distributions	2,340,418	21,677,594
Shares redeemed	(11,253,492)	(104,085,346)

Net increase (decrease)	3,502,683	$32,981,653

Year ended December 31, 2013:
Shares sold	18,109,825	$169,052,070
Shares issued to shareholders in reinvestment of dividends and distributions	2,128,092	19,875,142
Shares redeemed	(8,723,835)	(81,503,015)

Net increase (decrease)	11,514,082	$107,424,197

Government

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	758,601	$8,600,444
Shares issued to shareholders in reinvestment of dividends and distributions	257,330	2,867,482
Shares redeemed	(1,630,751)	(18,500,135)

Net increase (decrease)	(614,820)	$(7,032,209)

Year ended December 31, 2013:
Shares sold	431,005	$4,999,258
Shares issued to shareholders in reinvestment of dividends and distributions	302,914	3,386,294
Shares redeemed	(2,617,512)	(30,272,037)

Net increase (decrease)	(1,883,593)	$(21,886,485)

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	2,049,032	$23,000,858
Shares issued to shareholders in reinvestment of dividends and distributions	525,323	5,811,826
Shares redeemed	(3,648,838)	(40,956,528)

Net increase (decrease)	(1,074,483)	$(12,143,844)

Year ended December 31, 2013:
Shares sold	1,973,661	$22,827,371
Shares issued to shareholders in reinvestment of dividends and distributions	622,642	6,908,506
Shares redeemed	(6,758,652)	(77,483,958)

Net increase (decrease)	(4,162,349)	$(47,748,081)

Growth Allocation

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	461,811	$5,767,111
Shares issued to shareholders in reinvestment of dividends and distributions	299,848	3,532,723
Shares redeemed	(246,105)	(3,051,890)

Net increase (decrease)	515,554	$6,247,944

Year ended December 31, 2013:
Shares sold	374,540	$4,292,669
Shares issued to shareholders in reinvestment of dividends and distributions	188,482	2,165,082
Shares redeemed	(221,611)	(2,555,445)

Net increase (decrease)	341,411	$3,902,306

M-510	MainStay VP Funds Trust

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	17,260,131	$212,607,014
Shares issued to shareholders in reinvestment of dividends and distributions	3,014,364	35,326,050
Shares redeemed	(2,822,827)	(35,068,279)

Net increase (decrease)	17,451,668	$212,864,785

Year ended December 31, 2013:
Shares sold	6,566,478	$76,895,189
Shares issued to shareholders in reinvestment of dividends and distributions	1,373,251	15,713,447
Shares redeemed	(2,376,426)	(27,062,559)

Net increase (decrease)	5,563,303	$65,546,077

High Yield Corporate Bond

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	7,601,526	$77,808,495
Shares issued to shareholders in reinvestment of dividends and distributions	3,861,483	38,612,920
Shares redeemed	(14,860,898)	(153,939,236)

Net increase (decrease)	(3,397,889)	$(37,517,821)

Year ended December 31, 2013:
Shares sold	8,448,167	$87,662,636
Shares issued to shareholders in reinvestment of dividends and distributions	3,750,771	37,478,544
Shares redeemed	(14,111,679)	(146,506,810)

Net increase (decrease)	(1,912,741)	$(21,365,630)

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	27,397,724	$283,825,197
Shares issued to shareholders in reinvestment of dividends and distributions	12,513,710	123,845,150
Shares redeemed	(20,698,449)	(211,210,894)

Net increase (decrease)	19,212,985	$196,459,453

Year ended December 31, 2013:
Shares sold	34,800,833	$358,472,006
Shares issued to shareholders in reinvestment of dividends and distributions	11,166,659	110,525,419
Shares redeemed	(25,843,154)	(264,698,617)

Net increase (decrease)	20,124,338	$204,298,808

ICAP Select Equity

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	354,786	$6,326,522
Shares issued to shareholders in reinvestment of dividends and distributions	543,311	9,755,747
Shares redeemed	(2,938,188)	(53,025,593)

Net increase (decrease)	(2,040,091)	$(36,943,324)

Year ended December 31, 2013:
Shares sold	574,277	$9,197,530
Shares issued to shareholders in reinvestment of dividends and distributions	644,287	10,361,894
Shares redeemed	(4,987,865)	(78,767,507)

Net increase (decrease)	(3,769,301)	$(59,208,083)

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	3,529,434	$62,756,711
Shares issued to shareholders in reinvestment of dividends and distributions	420,035	7,471,955
Shares redeemed	(4,627,547)	(82,688,100)

Net increase (decrease)	(678,078)	$(12,459,434)

Year ended December 31, 2013:
Shares sold	4,145,007	$65,720,902
Shares issued to shareholders in reinvestment of dividends and distributions	480,683	7,662,118
Shares redeemed	(4,341,400)	(68,215,810)

Net increase (decrease)	284,290	$5,167,210

Income Builder

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	455,440	$8,217,715
Shares issued to shareholders in reinvestment of dividends and distributions	1,330,877	23,403,322
Shares redeemed	(1,504,170)	(27,033,124)

Net increase (decrease)	282,147	$4,587,913

Year ended December 31, 2013:
Shares sold	667,648	$11,238,875
Shares issued to shareholders in reinvestment of dividends and distributions	591,733	9,853,978
Shares redeemed	(1,689,137)	(28,571,519)

Net increase (decrease)	(429,756)	$(7,478,666)

M-511

Notes to Financial Statements (continued)

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	5,069,777	$90,553,904
Shares issued to shareholders in reinvestment of dividends and distributions	1,382,437	24,118,186
Shares redeemed	(1,118,960)	(19,828,912)

Net increase (decrease)	5,333,254	$94,843,178

Year ended December 31, 2013:
Shares sold	5,102,744	$85,986,746
Shares issued to shareholders in reinvestment of dividends and distributions	450,826	7,459,029
Shares redeemed	(977,560)	(16,503,249)

Net increase (decrease)	4,576,010	$76,942,526

International Equity

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	4,714,532	$66,424,929
Shares issued to shareholders in reinvestment of dividends and distributions	121,116	1,608,637
Shares redeemed	(3,637,776)	(50,137,377)

Net increase (decrease)	1,197,872	$17,896,189

Year ended December 31, 2013:
Shares sold	2,434,350	$31,742,031
Shares issued to shareholders in reinvestment of dividends and distributions	166,615	2,225,969
Shares redeemed	(2,324,072)	(29,991,577)

Net increase (decrease)	276,893	$3,976,423

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	2,811,044	$38,692,026
Shares issued to shareholders in reinvestment of dividends and distributions	109,854	1,447,483
Shares redeemed	(2,642,534)	(36,358,041)

Net increase (decrease)	278,364	$3,781,468

Year ended December 31, 2013:
Shares sold	2,732,352	$35,167,231
Shares issued to shareholders in reinvestment of dividends and distributions	211,519	2,804,014
Shares redeemed	(2,769,127)	(35,510,773)

Net increase (decrease)	174,744	$2,460,472

Janus Balanced

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	778,469	$9,989,366
Shares issued to shareholders in reinvestment of dividends and distributions	1,192,007	15,155,039
Shares redeemed	(5,115,360)	(65,552,893)

Net increase (decrease)	(3,144,884)	$(40,408,488)

Year ended December 31, 2013:
Shares sold	872,334	$9,975,302
Shares issued to shareholders in reinvestment of dividends and distributions	647,292	7,560,875
Shares redeemed	(5,661,383)	(65,182,422)

Net increase (decrease)	(4,141,757)	$(47,646,245)

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	4,268,545	$54,587,461
Shares issued to shareholders in reinvestment of dividends and distributions	1,292,916	16,388,029
Shares redeemed	(3,283,447)	(42,002,783)

Net increase (decrease)	2,278,014	$28,972,707

Year ended December 31, 2013:
Shares sold	7,360,194	$83,972,361
Shares issued to shareholders in reinvestment of dividends and distributions	585,584	6,823,034
Shares redeemed	(2,710,877)	(31,256,057)

Net increase (decrease)	5,234,901	$59,539,338

Large Cap Growth

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	3,996,008	$90,325,133
Shares issued to shareholders in reinvestment of dividends and distributions	2,328,501	49,562,117
Shares redeemed	(6,838,631)	(155,517,515)

Net increase (decrease)	(514,122)	$(15,630,265)

Year ended December 31, 2013:
Shares sold	1,843,678	$35,595,600
Shares issued to shareholders in reinvestment of dividends and distributions	169,248	3,487,579
Shares redeemed	(9,397,170)	(177,997,067)

Net increase (decrease)	(7,384,244)	$(138,913,888)

M-512	MainStay VP Funds Trust

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	2,478,747	$55,268,367
Shares issued to shareholders in reinvestment of dividends and distributions	1,923,218	39,956,998
Shares redeemed	(1,862,684)	(41,423,080)

Net increase (decrease)	2,539,281	$53,802,285

Year ended December 31, 2013:
Shares sold	2,529,524	$48,284,187
Shares issued to shareholders in reinvestment of dividends and distributions	98,726	1,996,094
Shares redeemed	(1,719,243)	(32,977,330)

Net increase (decrease)	909,007	$17,302,951

Marketfield

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	2,356,980	$24,611,329
Shares redeemed	(105,355)	(1,076,978)

Net increase (decrease)	2,251,625	$23,534,351

Period ended December 31, 2013 (a):
Shares sold	8,012,709	$80,464,524
Shares redeemed	(70,129)	(755,116)

Net increase (decrease)	7,942,580	$79,709,408

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	20,087,246	$215,303,060
Shares redeemed	(7,617,823)	(77,731,440)

Net increase (decrease)	12,469,423	$137,571,620

Period ended December 31, 2013 (a):
Shares sold	22,948,462	$246,278,537
Shares redeemed	(231,490)	(2,501,631)

Net increase (decrease)	22,716,972	$243,776,906

(a) The inception date of the Portfolio was May 1, 2013.

MFS® Utilities

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	705,325	$9,632,448
Shares issued to shareholders in reinvestment of dividends and distributions	357,054	4,747,945
Shares redeemed	(471,659)	(6,357,240)

Net increase (decrease)	590,720	$8,023,153

Year ended December 31, 2013:
Shares sold	604,079	$7,284,324
Shares issued to shareholders in reinvestment of dividends and distributions	194,412	2,352,101
Shares redeemed	(433,070)	(5,254,615)

Net increase (decrease)	365,421	$4,381,810

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	16,758,548	$229,232,794
Shares issued to shareholders in reinvestment of dividends and distributions	5,686,229	75,350,512
Shares redeemed	(7,739,926)	(104,812,901)

Net increase (decrease)	14,704,851	$199,770,405

Year ended December 31, 2013:
Shares sold	17,737,343	$214,196,106
Shares issued to shareholders in reinvestment of dividends and distributions	2,853,533	34,434,614
Shares redeemed	(6,763,111)	(81,413,757)

Net increase (decrease)	13,827,765	$167,216,963

Mid Cap Core

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	4,384,929	$74,310,723
Shares issued to shareholders in reinvestment of dividends and distributions	4,369,465	64,819,080
Shares redeemed	(5,520,891)	(88,722,372)

Net increase (decrease)	3,233,503	$50,407,431

Year ended December 31, 2013:
Shares sold	8,110,168	$120,002,121
Shares issued to shareholders in reinvestment of dividends and distributions	1,739,286	25,451,599
Shares redeemed	(4,215,714)	(62,517,626)

Net increase (decrease)	5,633,740	$82,936,094

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	3,896,022	$63,528,618
Shares issued to shareholders in reinvestment of dividends and distributions	4,455,807	65,382,038
Shares redeemed	(3,912,988)	(63,521,758)

Net increase (decrease)	4,438,841	$65,388,898

Year ended December 31, 2013:
Shares sold	4,712,940	$68,753,106
Shares issued to shareholders in reinvestment of dividends and distributions	1,770,791	25,686,647
Shares redeemed	(3,557,208)	(51,512,534)

Net increase (decrease)	2,926,523	$42,927,219

M-513

Notes to Financial Statements (continued)

Moderate Allocation

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	435,165	$5,487,267
Shares issued to shareholders in reinvestment of dividends and distributions	306,456	3,620,513
Shares redeemed	(278,885)	(3,468,015)

Net increase (decrease)	462,736	$5,639,765

Year ended December 31, 2013:
Shares sold	562,020	$6,677,333
Shares issued to shareholders in reinvestment of dividends and distributions	154,727	1,839,917
Shares redeemed	(362,495)	(4,359,211)

Net increase (decrease)	354,252	$4,158,039

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	9,854,420	$123,064,872
Shares issued to shareholders in reinvestment of dividends and distributions	8,225,687	96,581,382
Shares redeemed	(6,961,892)	(87,574,342)

Net increase (decrease)	11,118,215	$132,071,912

Year ended December 31, 2013:
Shares sold	13,766,570	$164,678,846
Shares issued to shareholders in reinvestment of dividends and distributions	4,243,788	50,199,611
Shares redeemed	(6,827,960)	(82,216,971)

Net increase (decrease)	11,182,398	$132,661,486

Moderate Growth Allocation

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	759,104	$10,055,783
Shares issued to shareholders in reinvestment of dividends and distributions	436,209	5,442,650
Shares redeemed	(329,069)	(4,394,601)

Net increase (decrease)	866,244	$11,103,832

Year ended December 31, 2013:
Shares sold	473,249	$5,876,885
Shares issued to shareholders in reinvestment of dividends and distributions	178,222	2,211,868
Shares redeemed	(278,300)	(3,436,341)

Net increase (decrease)	373,171	$4,652,412

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	18,021,324	$238,582,380
Shares issued to shareholders in reinvestment of dividends and distributions	12,141,543	150,475,806
Shares redeemed	(6,199,437)	(82,043,517)

Net increase (decrease)	23,963,430	$307,014,669

Year ended December 31, 2013:
Shares sold	21,840,734	$268,212,421
Shares issued to shareholders in reinvestment of dividends and distributions	4,795,192	59,181,264
Shares redeemed	(5,375,793)	(66,293,957)

Net increase (decrease)	21,260,133	$261,099,728

PIMCO Real Return

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	166,487	$1,587,133
Shares issued to shareholders in reinvestment of dividends and distributions	107,367	947,523
Shares redeemed	(210,968)	(2,032,860)

Net increase (decrease)	62,886	$501,796

Year ended December 31, 2013:
Shares sold	268,156	$2,757,154
Shares issued to shareholders in reinvestment of dividends and distributions	20,046	193,946
Shares redeemed	(456,345)	(4,605,298)

Net increase (decrease)	(168,143)	$(1,654,198)

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	3,174,672	$30,456,035
Shares issued to shareholders in reinvestment of dividends and distributions	3,824,366	33,704,540
Shares redeemed	(6,725,725)	(64,190,818)

Net increase (decrease)	273,313	$(30,243)

Year ended December 31, 2013:
Shares sold	7,022,332	$72,190,206
Shares issued to shareholders in reinvestment of dividends and distributions	713,165	6,888,693
Shares redeemed	(14,858,216)	(147,208,851)

Net increase (decrease)	(7,122,719)	$(68,129,952)

M-514	MainStay VP Funds Trust

S&P 500 Index

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	10,038,994	$387,998,562
Shares issued to shareholders in reinvestment of dividends and distributions	348,459	13,922,963
Shares redeemed	(11,885,690)	(481,163,665)

Net increase (decrease)	(1,498,237)	$(79,242,140)

Year ended December 31, 2013:
Shares sold	5,540,201	$183,568,311
Shares issued to shareholders in reinvestment of dividends and distributions	404,648	13,748,908
Shares redeemed	(9,970,067)	(340,999,291)

Net increase (decrease)	(4,025,218)	$(143,682,072)

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	2,189,092	$86,256,333
Shares issued to shareholders in reinvestment of dividends and distributions	123,439	4,912,607
Shares redeemed	(1,373,936)	(53,668,074)

Net increase (decrease)	938,595	$37,500,866

Year ended December 31, 2013:
Shares sold	1,951,754	$65,513,671
Shares issued to shareholders in reinvestment of dividends and distributions	127,493	4,317,687
Shares redeemed	(1,499,799)	(50,054,182)

Net increase (decrease)	579,448	$19,777,176

T. Rowe Price Equity Income

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	9,036,670	$125,478,257
Shares issued to shareholders in reinvestment of dividends and distributions	2,291,187	30,649,353
Shares redeemed	(5,399,397)	(75,523,278)

Net increase (decrease)	5,928,460	$80,604,332

Year ended December 31, 2013:
Shares sold	5,042,037	$61,029,544
Shares issued to shareholders in reinvestment of dividends and distributions	724,811	9,147,436
Shares redeemed	(7,905,660)	(101,183,764)

Net increase (decrease)	(2,138,812)	$(31,006,784)

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	2,423,538	$33,729,528
Shares issued to shareholders in reinvestment of dividends and distributions	1,463,303	19,520,198
Shares redeemed	(3,404,893)	(47,287,763)

Net increase (decrease)	481,948	$5,961,963

Year ended December 31, 2013:
Shares sold	3,349,045	$41,988,476
Shares issued to shareholders in reinvestment of dividends and distributions	428,962	5,401,164
Shares redeemed	(3,425,776)	(42,528,267)

Net increase (decrease)	352,231	$4,861,373

U.S. Small Cap

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	3,917,579	$52,423,396
Shares issued to shareholders in reinvestment of dividends and distributions	1,075,301	13,409,676
Shares redeemed	(6,759,923)	(92,399,161)

Net increase (decrease)	(1,767,043)	$(26,566,089)

Year ended December 31, 2013:
Shares sold	6,599,516	$81,849,555
Shares issued to shareholders in reinvestment of dividends and distributions	103,698	1,307,542
Shares redeemed	(2,586,996)	(30,057,145)

Net increase (decrease)	4,116,218	$53,099,952

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	2,332,956	$30,963,143
Shares issued to shareholders in reinvestment of dividends and distributions	1,233,424	14,936,263
Shares redeemed	(2,756,701)	(36,353,890)

Net increase (decrease)	809,679	$9,545,516

Year ended December 31, 2013:
Shares sold	3,537,531	$41,852,524
Shares issued to shareholders in reinvestment of dividends and distributions	74,635	916,377
Shares redeemed	(1,937,887)	(22,671,726)

Net increase (decrease)	1,674,279	$20,097,175

M-515

Notes to Financial Statements (continued)

Unconstrained Bond

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	7,350,921	$76,745,345
Shares issued to shareholders in reinvestment of dividends and distributions	536,926	5,552,877
Shares redeemed	(1,672,357)	(17,465,367)

Net increase (decrease)	6,215,490	$64,832,855

Year ended December 31, 2013:
Shares sold	4,062,835	$42,182,040
Shares issued to shareholders in reinvestment of dividends and distributions	329,361	3,369,806
Shares redeemed	(7,094,821)	(73,998,311)

Net increase (decrease)	(2,702,625)	$(28,446,465)

Service Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	27,886,295	$289,735,549
Shares issued to shareholders in reinvestment of dividends and distributions	1,617,008	16,673,474
Shares redeemed	(1,947,527)	(20,218,975)

Net increase (decrease)	27,555,776	$286,190,048

Year ended December 31, 2013:
Shares sold	16,898,857	$176,281,839
Shares issued to shareholders in reinvestment of dividends and distributions	1,057,893	10,800,070
Shares redeemed	(3,384,096)	(35,253,141)

Net increase (decrease)	14,572,654	$151,828,768

Van Eck Global Hard Assets

Initial Class	Shares	Amount
Year ended December 31, 2014:
Shares sold	6,537,767	$63,247,391
Shares issued to shareholders in reinvestment of dividends and distributions	235,898	2,294,311
Shares redeemed	(8,272,144)	(83,415,909)

Net increase (decrease)	(1,498,479)	$(17,874,207)

Year ended December 31, 2013:
Shares sold	4,769,353	$44,462,988
Shares issued to shareholders in reinvestment of dividends and distributions	663,659	6,427,982
Shares redeemed	(13,112,348)	(122,585,197)

Net increase (decrease)	(7,679,336)	$(71,694,227)

Note 11–Out of Period Adjustment

During the year ended December 31, 2014, the Convertible Portfolio recorded an out of period reclassification entry resulting in an increase in interest income and cost of investments and a decrease in unrealized gain on investments in the amount of $1,281,155. This entry had no effect on the net increase/(decrease) in net assets resulting from operations or total return, and increased the ratio of net investment income to average net assets by 0.25%. This reclassification was related to amortization of premium recorded in error in prior periods. Management has evaluated the adjustments and concluded that it is not material to the current year or to any previously reported semi-annual or annual financial statements.

Note 12–Litigation

The Common Stock, Mid Cap Core, and S&P 500 Index Portfolios have been named as defendants in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of their ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which was served on the Portfolios in October 2012, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolios, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolios is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the MainStay VP Funds Trust as a defendant.

The FitzSimons action and the Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held oral argument on appeal. A decision has not yet been made.

M-516	MainStay VP Funds Trust

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Portfolios in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
Common Stock	$1,300,602	$1,174,184
Mid Cap Core	$808,180	$790,269
S&P 500 Index	$682,856	$527,309

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolios’ net asset values.

Note 13–Money Market Fund Regulatory Matters

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act that currently govern the operations of the VP Cash Management Portfolio. The majority of these amendments, except for certain disclosure enhancements, will not take effect until October 2016. A significant change resulting from these amendments is a requirement that institutional (i.e., not retail as defined in the amendments) prime, including institutional municipal money market funds, transact fund shares based on a market-based Net Asset Value (NAV), although other types of money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among other requirements, the amendments also will permit a money market fund or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, Fund management is evaluating the implications of these amendments and their impact on the Portfolio, including potential effects on the Portfolio’s operations and returns.

Note 14–Subsequent Events

In connection with the preparation of the financial statements of the Portfolios as of and for the year ended December 31, 2014, events and transactions subsequent to December 31, 2014, through the date the financial statements were issued have been evaluated by the Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

At meetings held on September 22-24, 2014, the Board, including a majority of the Trustees who are not ‘‘interested persons’’ (as that term is defined in the Investment Company Act of 1940, as amended (‘‘1940 Act’’)), of the Trust (‘‘Independent Trustees’’), approved new subadvisory agreements between (a) New York Life Investments and Cornerstone Holdings and (b) New York Life Investments and Candriam (‘‘Subadvisory Agreements’’) on behalf of the Emerging Markets Equity Portfolio. The Subadvisory Agreements, which were approved by shareholders at a special meeting held on January 5, 2015, provide that Cornerstone Holdings and Candriam will manage the assets of the Portfolio, as directed by New York Life Investments, the Portfolio’s manager.

At a Special Meeting of Shareholders held on January 5, 2015, the shareholders of the Emerging Markets Equity, Eagle Small Cap Growth, Janus Balanced, MFS® Utilities, PIMCO Real Return, T. Rowe Price Equity Income and Van Eck Global Hard Assets Portfolios approved a proposal allowing New York Life Investments to enter into and/or materially amend agreements with certain subadvisors without obtaining shareholder approval.

M-517

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

MainStay VP Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting MainStay VP Funds Trust (as listed in Note 1 to the financial statements and hereafter referred to collectively as the “Funds”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets, the cash flows of MainStay VP PIMCO Real Return Portfolio, and each of their financial highlights, for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, agent banks, brokers and transfer agents, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2015

M-518	MainStay VP Funds Trust

I. Board Consideration and Approval of Management Agreements

and Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreements between New York Life Investment Management LLC (“New York Life Investments”) and the Trust, on behalf of each of the Trust’s Portfolios, and the Subadvisory Agreements between New York Life Investments and each of Cornerstone Capital Management LLC (“Cornerstone Capital Management”), Cornerstone Capital Management Holdings LLC (“Cornerstone Capital Management Holdings”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), Janus Capital Management LLC (“Janus Capital”), MacKay Shields LLC (“MacKay”), Marketfield Asset Management LLC (“Marketfield”), Massachusetts Financial Services Company (“MFS”), NYL Investors LLC (“NYL Investors”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe”), Van Eck Associates Corporation (“Van Eck”) and Winslow Capital Management, Inc. (“Winslow”) (collectively, the “Subadvisers”), which serve as subadvisers to certain Portfolios (the “Subadvised Portfolios”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and the Subadvisers in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and the Subadvisers. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on each Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on each Portfolio’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and the Subadvisers on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Portfolios, and the rationale for any differences in a Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolios to New York Life Investments and its affiliates and certain Subadvisers, and responses from New York Life Investments and the Subadvisers to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the

“Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on each Portfolio prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Portfolios by New York Life Investments and the Subadvisers; (ii) the investment performance of each Portfolio, New York Life Investments and the Subadvisers; (iii) the costs of the services provided, and profits realized, by New York Life Investments and certain Subadvisers from their relationships with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of each Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and the Subadvisers and “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolios. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

M-519

I. Board Consideration and Approval of Management Agreements

and Subadvisory Agreements (Unaudited) (continued)

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and the Subadvisers

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Portfolios. The Board evaluated New York Life Investments’ experience in serving as manager of the Portfolios, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolios, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Portfolios under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Portfolios’ Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of each Portfolio’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in each Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Portfolios, and noted that New York Life Investments is responsible for compensating each Portfolio’s officers.

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments provides to the non-Subadvised Portfolios and that the Subadvisers provide to the Subadvised Portfolios. The Board evaluated New York Life Investments’ and the Subadvisers’ experience in serving as investment adviser and subadviser, respectively, to the Portfolios and managing other portfolios. It examined New York Life Investments’ and the Subadvisers’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and the Subadvisers, and New York Life Investments’ and the Subadvisers’ overall legal and compliance environment. The Board also reviewed New York Life Investments’ and the Subadvisers’ willingness to invest in personnel and infrastructure that benefit the Portfolios. In this regard, the Board considered the experience of each Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolios should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and the Subadvisers’ experience, personnel, operations and resources.

Investment Performance

In evaluating each Portfolio’s investment performance, the Board considered investment performance results in light of a Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolios’ performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on each Portfolio’s gross and net returns, each Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, each Portfolio’s risk-adjusted investment performance, and each Portfolio’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of each Portfolio as compared to peer funds.

The Board focused principally on each Portfolio’s long-term performance track record (to the extent available). The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning each Portfolio’s investment performance, as well as discussions between each Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, not less than on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Portfolios under that Committee’s jurisdiction. In addition, the Board considered any specific actions that New York Life Investments or the Subadvisers had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

The Board particularly considered the recent underperformance of the MainStay VP Cornerstone Growth Portfolio, MainStay VP Marketfield Portfolio, MainStay VP Floating Rate Portfolio and MainStay VP T. Rowe Price Equity Income Portfolio relative to their respective benchmarks and the investment performance of peer funds. With respect to MainStay VP Cornerstone Growth Portfolio, the Board noted discussions with New York Life Investments and Cornerstone Capital Management regarding initiatives to improve investment performance, including the engagement of an independent consultant to analyze the investment process used in managing the Portfolio. The Board observed that Cornerstone Capital Management had implemented recommendations from the consultant, and noted that the Portfolio’s more recent investment performance had improved. With respect to MainStay VP

M-520	MainStay VP Funds Trust

Marketfield Portfolio, the Board acknowledged that the Portfolio only had one full year of investment performance. The Board also took note of ongoing discussions between the Board and representatives from New York Life Investments and Marketfield regarding initiatives to improve the Portfolio’s investment performance and to enhance Marketfield’s risk controls. With respect to MainStay VP Floating Rate Portfolio, the Board observed that the Portfolio was more conservatively positioned than many of its peers, and that this conservative positioning may cause the Portfolio to underperform peer funds in more speculative market environments. With respect to MainStay VP T. Rowe Price Equity Income Portfolio, the Board observed that while the Portfolio has underperformed in the short-term, T. Rowe Price had demonstrated strong long-term performance in the strategy used by the Portfolio. The Board noted that it would continue to monitor the investment performance of these Portfolios in the coming year.

Because the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, Main-Stay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (the “Asset Allocation Portfolios”) invest substantially all of their assets in other funds advised by New York Life Investments (including the Portfolios), the Board considered the rationale for the allocation among and selection of the underlying funds in which the Asset Allocation Portfolios invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolios, along with ongoing efforts by New York Life Investments and the Subadvisers to enhance investment returns, supported a determination to approve the Agreements. The Portfolios disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolios’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and the Subadvisers

The Board considered the costs of the services provided by New York Life Investments and the Subadvisers under the Agreements, and the profits realized by New York Life Investments and its affiliates and the Subadvisers due to their relationships with the Portfolios. Because Cornerstone Capital Management, Cornerstone Capital Management Holdings, ICAP, MacKay and NYL Investors are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and these Subadvisers in the aggregate. Because the subadvisory fees of Eagle, Epoch, Janus, Marketfield, MFS, PIMCO, T. Rowe, Van Eck and Winslow are negotiated at arm’s-length by New York Life Investments and are paid by

New York Life Investments, not the Portfolios, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolios.

The Board noted that the Asset Allocation Portfolios do not pay a management fee, but that shareholders of the Asset Allocation Portfolios indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Asset Allocation Portfolios invest. The Board considered that the Asset Allocation Portfolios’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments.

In evaluating the costs and profits of New York Life Investments and its affiliates and the Subadvisers, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolios, and that New York Life Investments is responsible for paying the subadvisory fees for the Subadvised Portfolios. The Board acknowledged that New York Life Investments and the Subadvisers must be in a position to pay and retain experienced professional personnel to provide services to the Portfolios, and that the ability to maintain a strong financial position is important in order for New York Life Investments and the Subadvisers to continue to provide high-quality services to the Portfolios. The Board also noted that the Portfolios benefit from the allocation of certain fixed costs across the MainStay Group of Funds. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolios as compared with managing retail MainStay Funds (“Retail Funds”).

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the Portfolios, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the Portfolios; (ii) how costs are allocated to the Portfolios and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolios, are reasonable, consistent with industry practice

M-521

I. Board Consideration and Approval of Management Agreements

and Subadvisory Agreements (Unaudited) (continued)

and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Portfolios, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolios, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolios. The Board recognized, for example, the benefits to the Subadvisers from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to the Subadvisers in exchange for commissions paid by a Subadvised Portfolio with respect to trades on the Subadvised Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments, Eagle, Epoch, Janus, Marketfield, MFS, PIMCO, T. Rowe, Van Eck and Winslow concerning other business relationships between Eagle, Epoch, Janus, Marketfield, MFS, PIMCO, T. Rowe, Van Eck and Winslow and their affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolios, New York Life Investments’ affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios’ distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolios to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolios to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolios on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates and the Subadvisers due to their relationships with the Portfolios supported the Board’s decision to approve the Agreements. With respect to Eagle, Epoch, Janus, Marketfield, MFS, PIMCO, T. Rowe, Van Eck and Winslow, the Board concluded that any profits realized by Eagle, Epoch, Janus, Marketfield, MFS, PIMCO, T. Rowe, Van Eck and Winslow due to their relationships with the Portfolios are the result of arm’s-length negotiations between New York Life Investments and each of these Subadvisers, and are based on fees paid to each of these Subadvisers by New York Life Investments, not the Portfolios.

Extent to Which Economies of Scale May Be Realized as the Portfolios Grow

The Board considered whether each Portfolio’s expense structure permitted economies of scale to be shared with Portfolio investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolios and the other MainStay Funds. The Board also reviewed information from New York Life Investments showing how each Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. In addition, the Board reviewed information from Strategic Insight showing how each Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolios in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board considered that New York Life Investments had agreed to new breakpoints or fee waivers for certain of the Portfolios following negotiations with the Board in connection with the annual contract review process. With respect to the Asset Allocation Portfolios, the Board noted that the Portfolios do not pay a management fee, and that the Board separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Portfolios invest. The Board in particular discussed the extent to which economies of scale were shared with the MainStay VP Marketfield Portfolio. The Board observed that, following discussions with the Board, New York Life Investments proposed to add breakpoints to the Portfolio’s management fee schedule and to implement a voluntary fee waiver.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Portfolio’s expected total ordinary operating expenses. With respect to the Subadvised Portfolios, the Board primarily considered the reasonableness of the management fees paid by the Portfolios to New York Life Investments, since the fees paid to the Subadvisers are paid by New York Life Investments, not the Subadvised Portfolios.

M-522	MainStay VP Funds Trust

In assessing the reasonableness of each Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Asset Allocation Portfolios do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Asset Allocation Portfolios indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments and the Subadvisers on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolios. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. The Board also took into account the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board particularly considered the expenses borne by Portfolios whose contractual expense limitation agreements were set to expire. The Board also evaluated differences in the contractual management fee schedules of the Portfolios and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that each Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

II. Board Consideration and Approval of Subadvisory Agreements

for MainStay VP Emerging Markets Equity Portfolio (Unaudited)

At a meeting held on September 22-24, 2014, the Board approved Subadvisory Agreements between New York Life Investments and each of Cornerstone Holdings and Candriam Belgium with respect to the MainStay VP Emerging Markets Equity Portfolio (formerly, MainStay VP DFA/

DuPont Capital Emerging Markets Equity Portfolio). A discussion of the Board’s consideration and approval of the Subadvisory Agreements may be found in the Trust’s proxy statement filed October 30, 2014.

III. Board Consideration and Approval of Subadvisory Agreements

for MainStay VP Large Cap Growth Portfolio (Unaudited)

Effective October 1, 2014, TIAA-CREF acquired Nuveen Investments, Inc., the parent company of Winslow. This resulted in a change of control of Winslow and an automatic termination of the previous Subadvisory Agreement between New York Life Investments and Winslow with respect to the MainStay VP Large Cap Growth Portfolio. At a meeting held on September 22-24, 2014, the Board approved a new Subadvisory Agreement with Winslow. A discussion of the Board’s consideration and approval of the Subadvisory Agreement may be found in the Trust’s information statement filed on October 15, 2014.

M-523

Proxy Voting Policies and Procedures

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios’ securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. In addition, the Cash Management Portfolio is required to file its complete schedule of portfolio holdings every month on Form N-MFP and also makes available its complete schedule of portfolio holdings on its website at www.nylinvestments.com, five days after each month-end. The Portfolios’ Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. Form N-MFP is made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP is provided on the Portfolios’ website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

M-524	MainStay VP Funds Trust

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversee the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. Information pertaining to the Trustees and officers is set forth below. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay VP Funds Trust: Trustee since 2008 **;	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82	MainStay Funds Trust: Trustee since 2008 (38 Funds)***; The MainStay Funds: Trustee since 2008 (12 Funds); Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

M-525

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay VP Funds Trust: Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	MainStay Funds Trust: Trustee since 1990 (38 Funds)***; The MainStay Funds: Trustee since 2007 (12 Funds); Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
	Alan R. Latshaw 3/27/51	Indefinite; MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (38 Funds)***; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 Funds); Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan 12/5/41	Indefinite; MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson-United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	MainStay Funds Trust: Chairman since 2013 and Trustee since 2002 (38 Funds)***; The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 Funds); Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

M-526	MainStay VP Funds Trust

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82	MainStay Funds Trust: Trustee since 2007 (38 Funds)***; The MainStay Funds: Trustee since 2007 (12 Funds); Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Richard S. Trutanic 2/13/52	Indefinite; MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	MainStay Funds Trust: Trustee since 2007 (38 Funds)***; The MainStay Funds: Trustee since 1994 (12 Funds); Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Roman L. Weil 5/22/40	Indefinite; MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 1994 **	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82	MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (38 Funds)*** The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 Funds); Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.
	John A. Weisser 10/22/41	Indefinite; MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82	MainStay Funds Trust: Trustee since 2007 (38 Funds)*** The MainStay Funds: Trustee since 2007 (12 Funds); Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio); Direxion Funds: Trustee since 2007 (18 portfolios); and Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

M-527

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Trustees)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007).
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012));
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, The MainStay Funds, MainStay Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (October 2014 to present); Director and Associate General Counsel (2011 to December 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010); Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board of Trustees to serve a one year term.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

M-528	MainStay VP Funds Trust

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP ICAP Select Equity Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP U.S. Small Cap Portfolio

MainStay VP Van Eck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

MainStay VP Marketfield Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP Cash Management Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC*

New York, New York

Cornerstone Capital Management LLC*

Bloomington, Minnesota

Dimensional Fund Advisors LP

Austin, Texas

DuPont Capital Management Corporation

Wilmington, Delaware

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Marketfield Asset Management LLC

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Parsippany, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Legal Counsel

Dechert LLP

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

mainstayinvestments.com

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

© 2015 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured.	No Bank Guarantee.	May Lose Value.

SMRU-1636356	MSVP11-02/15

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2014 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,315,080.

The aggregate fees billed for the fiscal year ended December 31, 2013 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,213,800.

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended December 31, 2014, and (ii) $0 for the fiscal year ended December 31, 2013. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $15,000 during the fiscal year ended December 31, 2014, and (ii) $191,440 during the fiscal year ended December 31, 2013. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended December 31, 2014, and (ii) $0 during the fiscal year ended December 31, 2013.

(e) Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than fifty percent of PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2014 and December 31, 2013 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $3,400,000 for the fiscal year ended December 31, 2014, and (ii) $2,700,000 for the fiscal year ended December 31, 2013.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2014 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	March 6, 2015

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	March 6, 2015

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.